UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill, Esq.

270 Park Avenue

New York, New York 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: November 30, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

JPMorgan Trust I

Schedule of Portfolio Investments as of November 30, 2018

(Unaudited)

THE “UNAUDITED CERTIFIED MUTUAL FUNDS HOLDINGS” LIST (“the List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR SALES LITERATURE WITH THE GENERAL PUBLIC. The list is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Certified holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center. The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

JPMorgan Distribution Services, Inc.

© JPMorgan Chase & Co., 2019.

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments(a)	Principal Amount ($000)	Value ($000)
U.S. TREASURY OBLIGATIONS — 24.5%
U.S. Treasury Floating Rate Notes
(US Treasury 3 Month Bill Money Market Yield + 0.00%), 2.38%, 12/3/2018(b)	899,000	898,846
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.42%, 12/3/2018(b)	846,000	846,029
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.43%, 12/3/2018(b)	1,195,775	1,195,732
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.43%, 12/3/2018(b)	200,000	200,004
(US Treasury 3 Month Bill Money Market Yield + 0.06%), 2.44%, 12/3/2018(b)	875,000	875,003
(US Treasury 3 Month Bill Money Market Yield + 0.07%), 2.45%, 12/3/2018(b)	450,000	449,979
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.52%, 12/3/2018(b)	650,000	650,093
U.S. Treasury Notes
1.50%, 12/31/2018	368,000	367,796
1.13%, 1/15/2019	1,000,000	998,618
1.25%, 1/31/2019	200,000	199,642
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.43%, 1/31/2019(b)	1,350,000	1,350,054
0.88%, 4/15/2019	130,000	129,245
1.25%, 4/30/2019	812,000	807,992
1.63%, 4/30/2019	438,000	436,505
0.88%, 7/31/2019	300,000	296,590
1.63%, 7/31/2019	1,250,000	1,241,788
3.63%, 8/15/2019	253,885	255,629

TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,199,545)		11,199,545

Investments
SHORT-TERM INVESTMENTS — 74.5%
U.S. TREASURY OBLIGATIONS — 74.5%
U.S. Treasury Bills
2.11%, 12/6/2018(c)	2,301,000	2,300,330
2.20%, 12/11/2018(c)	3,364,000	3,361,946
2.11%, 12/13/2018(c)	3,600,000	3,597,489
2.19%, 12/18/2018(c)	3,900,000	3,895,974
2.09%, 12/20/2018(c)	1,350,000	1,348,524
2.22%, 12/26/2018(c)	3,945,000	3,938,938
2.19%, 12/27/2018(c)	3,200,000	3,194,959
2.25%, 1/2/2019(c)	3,320,000	3,313,395
2.24%, 1/10/2019(c)	1,000,000	997,531
2.28%, 1/15/2019(c)	500,000	498,580
2.16%, 1/17/2019(c)	1,000,000	997,206
2.16%, 1/24/2019(c)	1,000,000	996,796
2.18%, 1/31/2019(c)	1,150,000	1,145,799
2.33%, 2/7/2019(c)	1,000,000	995,623
2.34%, 2/14/2019(c)	600,000	597,088
2.29%, 2/28/2019(c)	100,000	99,439
2.32%, 3/7/2019(c)	400,000	397,549
2.36%, 3/14/2019(c)	500,000	496,652
2.36%, 3/21/2019(c)	1,050,000	1,042,518
2.44%, 4/18/2019(c)	500,000	495,389
2.50%, 5/16/2019(c)	250,000	247,149

TOTAL U.S. TREASURY OBLIGATIONS (Cost $33,958,874)		33,958,874

TOTAL SHORT-TERM INVESTMENTS (Cost $33,958,874)		33,958,874

Total Investments — 99.0% (Cost $45,158,419)*		45,158,419
Other Assets Less Liabilities — 1.0%		434,361

Net Assets — 100.0%		45,592,780

Percentages indicated are based on net assets.

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(c)	The rate shown is the effective yield as of November 30, 2018.
*	The cost of securities is substantially the same for federal income tax purposes.

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (‘GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value of the Fund.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following is a summary of the inputs used as of November 30, 2018, in valuing the Fund’s assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$45,158,419	$—	$45,158,419

(a)

All portfolio holdings designated as level 2 are disclosed individually on the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

There were no transfers among any levels during the period ended November 30, 2018.

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments(a)	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — 96.6%
California — 96.6%
Alameda Public Financing Authority, Multi-Family Housing, Eagle Village/Parrot Village Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.42%, 12/7/2018(b)	200	200
Antelope Valley-East Kern Water Agency Series A-2, COP, VRDO, LOC: Wells Fargo Bank NA, 1.54%, 12/7/2018(b)	2,545	2,545
Bay Area Toll Authority, California Toll Bridge Series 2015-XF2179, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.72%, 12/7/2018(b)(c)	1,651	1,651
California Health Facilities Financing Authority Series B, Rev., VRDO, 1.34%, 12/7/2018(b)	4,315	4,315
California Health Facilities Financing Authority, Catholic Healthcare West Loan Program Series H, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.43%, 12/7/2018(b)	3,432	3,432
Series H, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.47%, 12/7/2018(b)	7,700	7,700
California Health Facilities Financing Authority, Health Facility, Catholic Healthcare West Loan Program Series I, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.56%, 12/7/2018(b)	8,100	8,100
California Housing Finance Agency, Multi-Family Housing, Mission Gardens Apartments Project Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.59%, 12/7/2018(b)	4,620	4,620
California Infrastructure and Economic Development Bank, Industrial Development, MA Silva Corks USA LLC Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.86%, 12/7/2018(b)	2,950	2,950
California Municipal Finance Authority, LA Sierra University Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.61%, 12/7/2018(b)	2,870	2,870
Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.61%, 12/7/2018(b)	400	400
California Municipal Finance Authority, Recovery Zone Facility, Chevron USA, Inc. Project Series A, Rev., VRDO, 1.34%, 12/3/2018(b)	800	800
California Pollution Control Financing Authority, ExxonMobil Project Rev., VRDO, 1.52%, 12/3/2018(b)	5,050	5,050
California Pollution Control Financing Authority, Solid Waste Disposal, Recology Inc. Project Rev., VRDO, AMT, LOC: Wells Fargo Bank NA, 1.73%, 12/7/2018(b)(c)	3,500	3,500
California Statewide Communities Development Authority, Kaiser Permanente Series C-3, Rev., VRDO, 1.54%, 12/7/2018(b)	14,990	14,990
Series E, Rev., VRDO, 1.62%, 12/7/2018(b)	5,500	5,500
California Statewide Communities Development Authority, Multi-Family Housing, Avian Glen Apartments Project Series OO, Rev., VRDO, LOC: Citibank NA, 1.73%, 12/7/2018(b)	305	305
California Statewide Communities Development Authority, Multi-Family Housing, Canyon Creek Apartments Rev., VRDO, FNMA, LIQ: FNMA, 1.73%, 12/7/2018(b)	3,000	3,000
California Statewide Communities Development Authority, Multi-Family Housing, Kimberly Woods Series B, Rev., VRDO, FNMA, LIQ: FNMA, 1.75%, 12/7/2018(b)	13,300	13,300

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
California — continued
California Statewide Communities Development Authority, Multi-Family Housing, Second Street Apartments Rev., VRDO, LOC: FNMA, 1.75%, 12/7/2018(b)	1,855	1,855
California Statewide Communities Development Authority, Pollution Control, Chevron USA, Inc. Project Rev., VRDO, 1.38%, 12/3/2018(b)	1,000	1,000
California Statewide Communities Development Authority, Rady Children’s Hospital Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.38%, 12/3/2018(b)	2,865	2,865
Series C, Rev., VRDO, LOC: Northern Trust Co., 1.49%, 12/7/2018(b)	13,595	13,595
Calleguas-Las Virgenes Public Financing Authority Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.61%, 12/7/2018(b)	1,785	1,785
City & County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments Series H-1, Rev., VRDO, LOC: Bank of China, 1.63%, 12/7/2018(b)	2,000	2,000
City and County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series H-2, Rev., VRDO, LOC: Bank of China, 1.70%, 12/7/2018(b)	19,250	19,250
City of Palo Alto Series 2016-XF2252, GO, VRDO, 1.65%, 12/7/2018(b)	6,240	6,240
City of Riverside, Electric Series C, Rev., VRDO, LOC: Barclays Bank plc, 1.41%, 12/7/2018(b)	5,625	5,625
City of San Jose, Multifamily Housing, Almaden Lake Village Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.76%, 12/7/2018(b)	2,000	2,000
County of Sacramento, Special Facilities Apartment Rev., VRDO, LOC: Bank of America NA, 1.72%, 12/7/2018(b)	500	500
Daly City Housing Development Finance Agency, Multifamily, Serramonte Del Rey Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.69%, 12/7/2018(b)	9,100	9,100
Eastern Municipal Water District, Water and Wastewater Series A, Rev., VRDO, 1.46%, 12/3/2018(b)	4,000	4,000
Series 2015A, Rev., VRDO, 1.49%, 12/3/2018(b)	4,100	4,100
Series A, Rev., VRDO, 1.42%, 12/7/2018(b)	6,350	6,350
Irvine Unified School District Series B, VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.36%, 12/7/2018(b)	3,175	3,175
Los Angeles Community Redevelopment Agency, Multi-Family Housing, Views at 270 Series A, Rev., VRDO, LOC: Citibank NA, 1.77%, 12/7/2018(b)	1,286	1,286
Los Angeles Department of Water and Power Series B-3, Rev., VRDO, 1.40%, 12/3/2018(b)	3,925	3,925
Subseries B-2, Rev., VRDO, 1.45%, 12/3/2018(b)	2,800	2,800
Los Rios Community College District Series 2016-ZF2386, GO, VRDO, 1.74%, 12/7/2018(b)	3,000	3,000
Manteca Redevelopment Agency, Tax Allocation VRDO, LOC: State Street Bank & Trust, 1.63%, 12/3/2018(b)	6,880	6,880
Metropolitan Water District of Southern California, Water Series A-1, Rev., VRDO, 1.45%, 12/3/2018(b)	1,080	1,080
Series A-2, Rev., VRDO, 1.45%, 12/3/2018(b)	9,750	9,750
Modesto Irrigation District Financing Authority, Municipal Securities Trust Receipts Class A, Rev., VRDO, NATL-RE, LOC: Societe Generale, 1.70%, 12/7/2018(b)	14,960	14,960

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
California — continued
Modesto Public Financing Authority, Lease Revenue Rev., VRDO, LOC: Bank of America NA, 1.50%, 12/7/2018(b)	2,585	2,585
Orange County Water District Series 2016-ZM0155, COP, VRDO, LIQ: Morgan Stanley Bank, 1.72%, 12/7/2018(b)(c)	5,240	5,240
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-1, GO, VRDO, LOC: Royal Bank of Canada, 1.69%, 12/7/2018(b)(c)	5,000	5,000
Series G-6, GO, VRDO, LOC: Royal Bank of Canada, 1.69%, 12/7/2018(b)(c)	6,000	6,000
Series G-61, GO, VRDO, LOC: Royal Bank of Canada, 1.69%, 12/7/2018(b)(c)	4,000	4,000
Regents of the University of California Series 2013 AL-3, Rev., VRDO, 1.47%, 12/3/2018(b)	3,550	3,550
Series AL-1, Rev., VRDO, 1.48%, 12/3/2018(b)	2,630	2,630
GO, VRDO, 1.65%, 12/7/2018(b)	6,000	6,000
Riverside County Asset Leasing Corp., Southwest Justice Center Series A, Rev., VRDO, AGC, LOC: Wells Fargo Bank NA, 1.40%, 12/7/2018(b)	2,000	2,000
Sacramento County Housing Authority, Multi-Family Housing, Ashford Park Apartments Series D, Rev., VRDO, FNMA, LIQ: FNMA, 1.43%, 12/7/2018(b)	365	365
Sacramento County Housing Authority, Multi-Family Housing, River Terrace Apartments Series C, Rev., VRDO, FNMA, LIQ: FNMA, 1.43%, 12/7/2018(b)	845	845
San Diego Community College District Series 2016-ZF2382, GO, VRDO, LIQ: Citibank NA, 1.65%, 12/7/2018(b)(c)	3,000	3,000
San Diego Housing Authority, Multi-Family Housing, Park and Market Apartments Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.42%, 12/7/2018(b)	1,225	1,225
San Diego Housing Authority, Multi-Family Housing, Villa Nueva Apartments Series F, Rev., VRDO, FHLMC, LOC: FHLMC, 1.71%, 12/7/2018(b)	7,400	7,400
San Francisco City & County Redevelopment Agency, Multi-Family Housing, Notre Dame Apartments Series G, Rev., VRDO, LOC: Citibank NA, 1.74%, 12/7/2018(b)	3,065	3,065
San Marcos Unified School District Series 2016-ZF2390, GO, VRDO, LIQ: Citibank NA, 1.66%, 12/7/2018(b)(c)	7,760	7,760
Santa Clara Valley Transportation Authority, Sales Tax Series B, Rev., VRDO, 1.45%, 12/7/2018(b)	9,540	9,540
Tender Option Bond Trust Receipts/Certificates Series 2018-XF2534, GO, VRDO, LIQ: Citibank NA, 1.65%, 12/7/2018(b)(c)	920	920
Series 2016-XL0015, Rev., VRDO, LIQ: Barclays Bank plc, 1.67%, 12/7/2018(b)(c)	5,000	5,000
Series 2018-YX1098, Rev., VRDO, LIQ: Barclays Bank plc, 1.67%, 12/7/2018(b)(c)	3,025	3,025
Series 2015-XM0075, Rev., VRDO, LIQ: Bank of America NA, 1.68%, 12/7/2018(b)(c)	2,000	2,000
Series 2018-ZM0660, Rev., VRDO, LIQ: Bank of America NA, 1.68%, 12/7/2018(b)(c)	1,500	1,500
GO, VRDO, AGM, 1.69%, 12/7/2018(b)	3,000	3,000
Series 2016-XF0431, GO, VRDO, LIQ: Bank of America NA, 1.69%, 12/7/2018(b)(c)	7,000	7,000
Series 2016-XF0524, Rev., VRDO, LIQ: TD Bank NA, 1.69%, 12/7/2018(b)(c)	2,675	2,675

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
California — continued
Series 2016-XG0043, GO, VRDO, AGC, LIQ: TD Bank NA, 1.69%, 12/7/2018(b)(c)	500	500
Series 2016-XG0043, GO, VRDO, AGC, 1.69%, 12/7/2018(b)	14,500	14,500
Series 2017-XF0559, Rev., VRDO, 1.69%, 12/7/2018(b)	8,000	8,000
Series 2017-XF0607, Rev., VRDO, LIQ: TD Bank NA, 1.69%, 12/7/2018(b)(c)	3,330	3,330
Series 2018-XF2577, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.69%, 12/7/2018(b)(c)	2,000	2,000
Series 2018-XG0181, GO, VRDO, LIQ: Bank of America NA, 1.69%, 12/7/2018(b)(c)	4,985	4,985
Series 2018-XG0182, Rev., VRDO, LIQ: Barclays Bank plc, 1.69%, 12/7/2018(b)(c)	3,000	3,000
Series 2018-XL0059, Rev., VRDO, LIQ: Barclays Bank plc, 1.69%, 12/7/2018(b)(c)	3,000	3,000
Series 2018-XM0696, Rev., VRDO, LIQ: Bank of America NA, 1.69%, 12/7/2018(b)(c)	2,295	2,295
Series 2018-ZM0590, GO, VRDO, LIQ: Bank of America NA, 1.69%, 12/7/2018(b)(c)	1,670	1,670
Series 2018-ZM0592, GO, VRDO, LIQ: Bank of America NA, 1.69%, 12/7/2018(b)(c)	3,725	3,725
Series 2018-ZM0601, GO, VRDO, LIQ: Bank of America NA, 1.69%, 12/7/2018(b)(c)	1,575	1,575
Series 2017-XG0117, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.70%, 12/7/2018(b)(c)	10,305	10,305
Series 2017-XG0121, Rev., VRDO, LIQ: Bank of America NA, 1.70%, 12/7/2018(b)(c)	3,000	3,000
Series 2018-XM0712, GO, VRDO, LIQ: Morgan Stanley Bank, 1.70%, 12/7/2018(b)(c)	2,230	2,230
Series 2018-ZF0679, Rev., VRDO, LIQ: Bank of America NA, 1.70%, 12/7/2018(b)(c)	7,615	7,615
Rev., VRDO, 1.71%, 12/7/2018(b)	4,580	4,580
Series 2018-XF2720, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.71%, 12/7/2018(b)(c)	4,485	4,485
Series 2018-ZF2744, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.71%, 12/7/2018(b)(c)	6,900	6,900
Series 2016-XF2322, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 12/7/2018(b)(c)	7,500	7,500
Series 2018-ZM0585, GO, VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 12/7/2018(b)(c)	3,750	3,750
Series 2017-XF0578, GO, VRDO, LIQ: TD Bank NA, 1.74%, 12/7/2018(b)(c)	1,190	1,190
Series 2018-XF2724, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.74%, 12/7/2018(b)(c)	8,000	8,000
Series 2018-BAML0005, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.76%, 12/7/2018(b)(c)	7,000	7,000

		422,809

TOTAL MUNICIPAL BONDS (Cost $422,809)		422,809

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Shares (000)	Value ($000)
VARIABLE RATE DEMAND PREFERRED SHARES — 3.2%
California — 3.2%
Nuveen California Quality Municipal Income Fund Series 4, LIQ: Royal Bank of Canada, 1.83%, 12/7/2018 #(c)	7,000	7,000
Series 1, LIQ: Societe Generale, 1.85%, 12/7/2018 #(c)	7,000	7,000

		14,000

TOTAL VARIABLE RATE DEMAND PREFERRED SHARES (Cost $14,000)		14,000

Total Investments — 99.8% (Cost $436,809)*		436,809
Other Assets Less Liabilities — 0.2%		662

Net Assets — 100.0%		437,471

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
COP	Certificate of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of November 30, 2018.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of November 30, 2018.
*	The cost of securities is substantially the same for federal income tax purposes.

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (‘GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Fund.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following is a summary of the inputs used as of November 30, 2018, in valuing the Fund’s assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$436,809	$—	$436,809

(a)

All portfolio holdings designated as level 2 are disclosed individually on the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

There were no transfers among any levels during the period ended November 30, 2018.

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — 98.0%(a)
California — 98.0%
Certificate of Participation/Lease — 1.1%
City and County of San Francisco, Multiple Capital Improvement Projects Series A, COP, 5.00%, 4/1/2022	1,250	1,264
County of Monterey, 2009 Refinancing Project COP, AGM, 5.00%, 8/1/2020	1,500	1,554

		2,818

Education — 3.9%
California Educational Facilities Authority, Stanford University
Series T-5, Rev., 5.00%, 3/15/2023	1,500	1,694
Series U-2, Rev., 5.00%, 10/1/2032	1,500	1,854
California Educational Facilities Authority, University of Southern California
Series A, Rev., 5.00%, 10/1/2023	1,000	1,140
California State University, Systemwide
Series C, Rev., AGM, 5.00%, 11/1/2019	1,000	1,027
University of California
Series AB, Rev., 5.00%, 5/15/2026	570	613
Series AM, Rev., 5.00%, 5/15/2028	1,500	1,709
Series AR, Rev., 5.00%, 5/15/2035	1,500	1,711

		9,748

General Obligation — 28.8%
Campbell Union High School District, Election 2006 Series B, GO, 5.00%, 8/1/2035	2,000	2,291
Counties of Santa Barbara, San Luis Obispo and Ventura, Allan Hancock Joint Community College District GO, 5.00%, 8/1/2030	1,250	1,422
Counties of Sonoma, Mendocino and Marin, Sonoma County Junior College District GO, 5.00%, 8/1/2027	1,000	1,136
County of Contra Costa, Mount Diablo Unified School District, Election of 2010 Series E, GO, 5.00%, 8/1/2026	1,210	1,341
County of Los Angeles, Beverly Hills Unified School District, Election of 2008, Capital Appreciation GO, Zero Coupon, 8/1/2023	1,500	1,357
County of Los Angeles, Mount San Antonio Community College District, Election of 2008, Capital Appreciation Series A, GO, Zero Coupon, 8/1/2030	3,205	1,906
County of Napa, Napa Valley Unified School District, Election of 2006, Capital Appreciation Series A, GO, Zero Coupon, 8/1/2027	2,000	1,558
County of Riverside, Murrieta Valley Unified School District, Election of 2006, Capital Appreciation GO, AGM, Zero Coupon, 9/1/2024	1,000	867
County of Sacramento, San Juan Unified School District, Election of 2002 GO, 5.00%, 8/1/2029	1,000	1,130
County of San Diego, Escondido Union High School District, Election of 2008, Capital Appreciation Series A, GO, AGC, Zero Coupon, 8/1/2025	1,500	1,258
County of San Mateo, South San Francisco Unified School District, Capital Appreciation Series C, GO, Zero Coupon, 9/1/2028	1,800	1,348
County of Santa Clara, Campbell Union High School District
GO, 5.00%, 8/1/2027	1,700	1,970
Series B, GO, 5.00%, 8/1/2033	370	427
County of Santa Clara, Cupertino Union School District Series A, GO, 5.00%, 8/1/2027	1,000	1,133
County of Santa Clara, Evergreen Elementary School District, Election of 2006, Capital Appreciation Series B, GO, AGC, Zero Coupon, 8/1/2024	1,915	1,654
County of Santa Clara, Palo Alto Unified School District, Election of 2008, Capital Appreciation
GO, Zero Coupon, 8/1/2022	1,500	1,393
GO, Zero Coupon, 8/1/2025	1,015	868
GO, Zero Coupon, 8/1/2026	1,500	1,241
County of Santa Clara, San Jose Unified School District
GO, 5.00%, 8/1/2028	1,750	1,990

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — continued
Series C, GO, 5.00%, 8/1/2030	900	1,034
Series C, GO, 5.00%, 8/1/2031	1,560	1,789
East Side Union High School District Series B, GO, NATL-RE, 5.25%, 2/1/2026	2,000	2,346
Los Angeles Community College District Series A, GO, 5.00%, 8/1/2031	1,500	1,694
Los Angeles Unified School District, Election of 2004 Series I, GO, 5.00%, 7/1/2025	1,000	1,018
Menlo Park City School District, Crossover Capital Appreciation
GO, Zero Coupon, 7/1/2031	500	324
GO, Zero Coupon, 7/1/2032	880	538
San Diego Unified School District, Election of 1998
Series C-2, GO, AGM, 5.50%, 7/1/2024	2,010	2,391
Series F-1, GO, AGM, 5.25%, 7/1/2028	2,500	3,139
San Francisco Bay Area Rapid Transit District, Election of 2004 Series D, GO, 5.00%, 8/1/2032	2,000	2,310
San Francisco City and County, Earthquake Safety and Emergency Series D, GO, 3.00%, 6/15/2025	2,500	2,594
San Mateo County Community College District
Series A, GO, NATL-RE, Zero Coupon, 9/1/2029	2,000	1,447
Series B, GO, 5.00%, 9/1/2033	1,000	1,178
Series B, GO, NATL-RE, Zero Coupon, 9/1/2034	1,000	564
San Mateo Union High School District, Capital Appreciation, Election of 2006 Series A, GO, 5.00%, 9/1/2030	1,005	1,142
State of California
GO, NATL-RE-IBC, 6.25%, 10/1/2019	30	30
GO, 5.00%, 9/1/2021	1,000	1,081
GO, 5.25%, 9/1/2027	1,575	1,713
State of California, School Facilities
GO, 4.00%, 9/1/2032	2,000	2,130
State of California, Various Purpose
GO, 5.25%, 10/1/2022	2,310	2,376
GO, 5.50%, 4/1/2023	1,000	1,012
GO, 5.00%, 8/1/2027	2,000	2,387
GO, 5.00%, 12/1/2029	2,000	2,249
GO, 5.00%, 8/1/2030	2,000	2,342
GO, 5.00%, 9/1/2030	1,000	1,078
GO, 5.00%, 8/1/2031	1,500	1,692
GO, 5.00%, 10/1/2032	3,000	3,375
GO, 5.00%, 8/1/2033	1,000	1,141

		72,404

Hospital — 9.5%
ABAG Finance Authority for Nonprofit Corps., Sharp Healthcare Series A, Rev., 5.00%, 8/1/2031	1,000	1,112
California Health Facilities Financing Authority, Adventist Health System
Series A, Rev., 5.00%, 3/1/2026	1,500	1,678
Series A, Rev., 4.00%, 3/1/2029	2,380	2,525
California Health Facilities Financing Authority, Cedars-Sinai Medical Center
Rev., 5.00%, 11/15/2030	250	288
Rev., 5.00%, 11/15/2032	400	457
Series A, Rev., 5.00%, 8/15/2033	3,500	4,007
California Health Facilities Financing Authority, Lucile Salter Packard Children’s Hospital at Stanford
Series A, Rev., 5.00%, 8/15/2027	580	648
Series A, Rev., 5.00%, 8/15/2028	850	948
Series A, Rev., 5.00%, 8/15/2030	1,655	1,858
California Health Facilities Financing Authority, St. Joseph Health System Series A, Rev., 5.00%, 7/1/2028	1,000	1,124
California Health Facilities Financing Authority, Sutter Health
Series D, Rev., 5.00%, 8/15/2025	1,000	1,082
Series A, Rev., 5.00%, 11/15/2025	500	588
Series A, Rev., 5.00%, 11/15/2031	1,500	1,711
Series A, Rev., 5.00%, 11/15/2032	1,150	1,307
Series A, Rev., 5.00%, 11/15/2033	2,000	2,299
California Statewide Communities Development Authority, Sutter Health Series A, Rev., 5.00%, 8/15/2019	515	527

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Hospital — continued
University of California, Medical Center Series L, Rev., 5.00%, 5/15/2027	1,500	1,763

		23,922

Housing — 1.0%
California Municipal Finance Authority, Linxs Apartments Project, Senior Lien Rev., AMT, 5.00%, 12/31/2028	1,750	1,996
City of San Bernardino, Single Family Mortgage, GNMA Mortgage-Backed Securities Series A, Rev., GNMA COLL, 7.50%, 5/1/2023(b)	390	439

		2,435

Industrial Development Revenue/Pollution Control Revenue — 0.6%
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project Series B-1, Rev., AMT, 3.00%, 11/1/2025	1,500	1,475

Other Revenue — 8.7%
Anaheim Public Financing Authority, Anaheim Public Improvements Project, Capital Appreciation Series C, Rev., AGM, Zero Coupon, 9/1/2019	1,000	990
California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Refunding, Kern County Tobacco Funding Corporation Rev., 5.00%, 6/1/2020	1,000	1,033
California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Series A, Rev., 5.00%, 10/1/2028	1,000	1,140
California State Public Works Board, Department of General Services Series F, Rev., 5.00%, 5/1/2030	1,000	1,132
Contra Costa County Transportation Authority, Sales Tax Series A, Rev., 5.00%, 3/1/2032	2,000	2,304
Golden State Tobacco Securitization Corp., Tobacco Settlement Series A-1, Rev., 5.00%, 6/1/2024	2,500	2,730
Los Angeles County Public Works Financing Authority, Los Angeles County Regional Park and Open Space Series A, Rev., NATL-RE, 5.00%, 10/1/2019	1,500	1,541
Midpeninsula Regional Open Space District, 2004 Project Lease
Rev., 5.00%, 9/1/2030	500	572
Rev., 5.00%, 9/1/2031	270	309
San Diego Regional Building Authority, County Operations Center Series A, Rev., 5.00%, 10/15/2033	2,370	2,716
San Mateo County Joint Powers Financing Authority, Capital Projects Program Series A, Rev., 5.25%, 7/15/2021	2,190	2,275
San Mateo County Joint Powers Financing Authority, Youth Services Campus Series A, Rev., 5.00%, 7/15/2031	2,000	2,325
Santa Ana Financing Authority, Police Administration and Holding Facility Lease Series A, Rev., NATL-RE, 6.25%, 7/1/2024(b)	750	859
Santa Ana Financing Authority, Police Administration and Holding Facility Lease, Unrefunded Balance Series A, Rev., NATL-RE, 6.25%, 7/1/2024	750	847
Ventura County Public Financing Authority Series A, Rev., 5.00%, 11/1/2029	1,000	1,106

		21,879

Prerefunded — 10.4%
Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series F-1, Rev., 5.00%, 4/1/2019(b)	1,500	1,516
California State Department of Water Resources, Central Valley Project, Water System Series AG, Rev., 5.00%, 12/1/2019(b)	1,500	1,549
California State Public Works Board, Department of Developmental Services, Porterville Developmental Center Housing Expansion and Recreation Complex Series C, Rev., 6.00%, 4/1/2019(b)	1,500	1,521
City of Los Angeles, Department of Water and Power, Power System Series B, Rev., 5.25%, 7/1/2019(b)	20	20

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Prerefunded — continued
Counties of Alameda and Contra Costa, East Bay Municipal Utility District Series A, Rev., 5.00%, 6/1/2020(b)	1,500	1,572
County of Los Angeles, Pasadena Unified School District, Election of 2008 Series A-1, GO, 5.00%, 8/1/2019(b)	1,000	1,022
County of Los Angeles, Torrance Unified School District, Election of 2008 GO, 5.38%, 8/1/2019(b)	1,500	1,536
County of San Diego, San Diego Community College District, Election of 2006 GO, 5.00%, 8/1/2021(b)	1,000	1,082
County of Santa Clara, San Jose Unified School District GO, 5.00%, 8/1/2021(b)	1,610	1,741
Irvine Ranch Water District COP, 5.00%, 3/1/2020(b)	5,040	5,242
San Diego Public Facilities Financing Authority, Sewer Waste Water System
Series A, Rev., 5.00%, 5/15/2019(b)	1,500	1,523
Series B, Rev., 5.00%, 8/1/2019(b)	2,000	2,043
San Francisco Bay Area Rapid Transit District, Sales Tax Rev., 5.00%, 7/1/2020(b)	1,500	1,575
San Francisco City and County Public Utilities Commission, Water Subseries A, Rev., 5.00%, 5/1/2020(b)	2,380	2,487
San Mateo Union High School District, Capital Appreciation, Election of 2006 Series A, GO, 5.00%, 9/1/2023(b)	1,030	1,172
University of California Series AB, Rev., 5.00%, 5/15/2021(b)	430	462

		26,063

Transportation — 15.3%
Alameda Corridor Transportation Authority, Tax-Exempt Second Subordinate Lien Series B, Rev., AGM, 5.00%, 10/1/2035	2,000	2,248
Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area
Series F-1, Rev., 5.00%, 4/1/2027	1,175	1,289
Series F-1, Rev., 5.00%, 4/1/2029	1,855	2,035
City of Long Beach Harbor
Series B, Rev., 5.00%, 5/15/2024	250	288
Series A, Rev., 5.00%, 5/15/2025	1,000	1,047
Series B, Rev., 5.00%, 5/15/2026	1,750	1,856
Series B, Rev., 5.00%, 5/15/2027	225	257
Series A, Rev., AMT, 5.00%, 5/15/2033	500	570
City of Los Angeles, Department of Airports, Los Angeles International Airport
Series A, Rev., 5.00%, 5/15/2026	2,000	2,082
Series A, Rev., 5.00%, 5/15/2027	1,000	1,041
Series B, Rev., AMT, 5.00%, 5/15/2027	2,000	2,325
Rev., AMT, 5.00%, 5/15/2030	1,475	1,726
Series C, Rev., 5.00%, 5/15/2031	1,250	1,427
Series C, Rev., AMT, 5.00%, 5/15/2034	1,250	1,425
City of Los Angeles, Harbor Department
Series A, Rev., AMT, 5.00%, 8/1/2021	1,000	1,072
Series B, Rev., 5.00%, 8/1/2025	1,000	1,077
Series A, Rev., AMT, 5.00%, 8/1/2031	1,500	1,669
County of Los Angeles, Metropolitan Transportation Authority Series A, Rev., 5.25%, 7/1/2023	2,000	2,110
Foothill Eastern Transportation Corridor Agency, Senior Lien, Capital Appreciation Series A, Rev., Zero Coupon, 1/1/2026(b)	1,795	1,492
Los Angeles Department of Airports, Senior Bonds, Los Angeles International Airport Series A, Rev., AMT, 5.00%, 5/15/2029	2,000	2,158
San Bernardino County Transportation Authority Series A, Rev., 5.00%, 3/1/2029	2,000	2,202
San Diego County Regional Airport Authority, Senior Airport Series B, Rev., AMT, 5.00%, 7/1/2028	1,000	1,106
San Diego County Regional Airport Authority, Subordinate Airport
Series B, Rev., AMT, 5.00%, 7/1/2034	755	848
Series A, Rev., 5.00%, 7/1/2035	1,000	1,142

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Transportation — continued
San Francisco City and County Airports Commission, San Francisco International Airport, Second Series
Series D, Rev., 5.00%, 5/1/2026	1,615	1,735
Series A, Rev., AMT, 5.00%, 5/1/2029	2,000	2,188

		38,415

Utility — 5.7%
City of Burbank, Water and Power Electric Series A, Rev., 5.00%, 6/1/2022	2,860	3,000
City of Los Angeles, Department of Water and Power, Power System
Series B, Rev., 5.00%, 7/1/2023	1,500	1,530
Series B, Rev., 5.25%, 7/1/2023	1,500	1,532
Series B, Rev., 5.25%, 7/1/2024	1,480	1,511
Series C, Rev., 5.00%, 7/1/2027	1,500	1,721
Long Beach Bond Finance Authority, Natural Gas Series A, Rev., 5.25%, 11/15/2020	1,500	1,582
Santa Clara Valley Water District and Water Utilities System Series A, Rev., 5.00%, 6/1/2030	1,600	1,849
Southern California Public Power Authority, Apex Power Project Series A, Rev., 5.00%, 7/1/2030	1,000	1,142
Southern California Public Power Authority, Canyon Power Project Series A, Rev., 5.00%, 7/1/2025	500	540

		14,407

Water & Sewer — 13.0%
California State Department of Water Resources, Central Valley Project, Water System Series AW, Rev., 5.00%, 12/1/2032	2,600	3,039
City of Bakersfield, Wastewater Series A, Rev., 5.00%, 9/15/2031	2,000	2,309
City of Los Angeles, Wastewater System
Series A, Rev., 5.00%, 6/1/2028	1,825	2,113
Series B, Rev., 5.00%, 6/1/2033	1,500	1,707
City of Los Angeles, Wastewater System, Green Bonds
Series A, Rev., 5.00%, 6/1/2034	1,000	1,174
Series A, Rev., 5.00%, 6/1/2035	1,500	1,754
City of San Francisco, Public Utilities Commission Water, Green Bonds Series D, Rev., 5.00%, 11/1/2034	1,500	1,744
City of Santa Rosa, Wastewater, Capital Appreciation Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	1,500	1,348
County of Marin, Marin Water District Financing Authority, Sub Lien Series A, Rev., 5.00%, 7/1/2028	1,185	1,314
County of San Mateo, Silicon Valley Clean Water Rev., 5.00%, 2/1/2030	790	900
Eastern Municipal Water District Financing Authority, Water and Wastewater Series B, Rev., 5.00%, 7/1/2033	3,000	3,452
Metropolitan Water District of Southern California, Water
Series D, Rev., 5.00%, 7/1/2020	1,000	1,020
Series F, Rev., 5.00%, 7/1/2028	2,000	2,216
Series A, Rev., 5.00%, 10/1/2029	1,500	1,652
San Diego Public Facilities Financing Authority, Sewer Waste Water System Rev., 5.00%, 5/15/2025	1,020	1,205
Southern California Water Replenishment District Financing Authority, Replenishment Assessment
Rev., 5.00%, 8/1/2030	1,050	1,214
Rev., 5.00%, 8/1/2031	1,420	1,638
Rev., 5.00%, 8/1/2032	2,410	2,772

		32,571

Total California		246,137

TOTAL MUNICIPAL BONDS (Cost $239,796)		246,137

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Shares (000)	Value ($000)
SHORT-TERM INVESTMENTS — 0.7%
INVESTMENT COMPANIES — 0.7%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.60%(c)(d)(Cost $1,883)	1,883	1,883

Total Investments — 98.7% (Cost $241,679)		248,020
Other Assets Less Liabilities — 1.3%		3,335

Net Assets — 100.0%		251,355

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
GNMA	Government National Mortgage Association
GO	General Obligation
IBC	Insured Bond Certificates
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of November 30, 2018.

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2  –  Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3  –  Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,883	$246,137	$—	$248,020

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the period ended November 30, 2018.

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — 95.0%
Aerospace & Defense — 1.8%
L3 Technologies, Inc. 4.40%, 6/15/2028	45	45
Northrop Grumman Corp.
2.55%, 10/15/2022	365	349
3.25%, 1/15/2028	255	237
Rockwell Collins, Inc. 3.20%, 3/15/2024	1,089	1,041
United Technologies Corp.
3.95%, 8/16/2025	100	99
3.75%, 11/1/2046	205	171

		1,942

Air Freight & Logistics — 0.2%
FedEx Corp. 4.10%, 2/1/2045	290	248

Auto Components — 0.5%
Allison Transmission, Inc. 5.00%, 10/1/2024(a)	50	48
American Axle & Manufacturing, Inc. 6.25%, 4/1/2025	125	116
Dana Financing Luxembourg SARL 6.50%, 6/1/2026(a)	100	97
Delphi Technologies plc 5.00%, 10/1/2025(a)	50	44
IHO Verwaltungs GmbH (Germany) 4.50% (cash), 9/15/2023(a)(b)	200	186

		491

Automobiles — 1.9%
Daimler Finance North America LLC (Germany) 3.35%, 2/22/2023(a)	280	274
Ford Motor Co. 4.75%, 1/15/2043	95	72
General Motors Co. 5.00%, 4/1/2035	805	681
Volkswagen Group of America Finance LLC (Germany)
3.88%, 11/13/2020(a)	530	530
4.00%, 11/12/2021(a)	265	264
4.25%, 11/13/2023(a)	200	197

		2,018

Banks — 20.8%
ABN AMRO Bank NV (Netherlands) 3.40%, 8/27/2021(a)	600	595
Australia & New Zealand Banking Group Ltd. (Australia) (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026(a)(c)(d)(e)	400	399
Bank of America Corp.
2.15%, 11/9/2020	250	244
2.50%, 10/21/2022	1,113	1,059
(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024(d)	300	297
3.25%, 10/21/2027	590	542
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028(c)(d)(e)	225	215
(ICE LIBOR USD 3 Month + 1.51%), 3.70%, 4/24/2028(d)	305	288
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028(d)	490	452
(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038(d)	75	70
Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032(d)	230	210
Barclays plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.36%), 4.34%, 5/16/2024(d)	600	582
Capital One Bank USA NA 3.38%, 2/15/2023	250	240
Capital One NA 2.65%, 8/8/2022	250	239
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023(c)(d)(e)	440	434
(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023(d)	255	245
(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024(d)	1,085	1,078
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028(d)	885	845
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028(d)	665	612
Citizens Bank NA 3.70%, 3/29/2023	500	496
Commonwealth Bank of Australia (Australia) 3.45%, 3/16/2023(a)	205	203
Cooperatieve Rabobank UA (Netherlands) 3.75%, 7/21/2026	250	233
Credit Agricole SA (France) 3.25%, 10/4/2024(a)	250	231
(USD Swap Semi 5 Year + 6.19%), 8.13%, 12/23/2025(a)(c)(d)(e)	200	208
Danske Bank A/S (Denmark) 2.20%, 3/2/2020(a)	475	466
Discover Bank 3.45%, 7/27/2026	510	466
Fifth Third Bank 3.85%, 3/15/2026	270	263
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024(d)	650	641
(USD ICE Swap Rate 5 Year + 4.37%), 6.38%, 3/30/2025(c)(d)(e)	400	382

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Banks — continued
Huntington National Bank (The) 3.55%, 10/6/2023	510	503
Intesa Sanpaolo SpA (Italy)
3.88%, 7/14/2027(a)	200	163
3.88%, 1/12/2028(a)	200	161
KeyBank NA 3.40%, 5/20/2026	265	250
Lloyds Banking Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028(d)	465	409
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.76%, 7/26/2023	265	264
National Australia Bank Ltd. (Australia) 3.70%, 11/4/2021	250	250
Regions Bank (ICE LIBOR USD 3 Month + 0.50%), 3.37%, 8/13/2021(d)	500	497
Royal Bank of Scotland Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024(d)	1,365	1,329
Santander UK Group Holdings plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.08%), 3.37%, 1/5/2024(d)	400	377
Societe Generale SA (France) (USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025(a)(c)(d)(e)	200	201
SunTrust Bank (ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022(d)	470	466
3.30%, 5/15/2026	200	188
UBS Group Funding Switzerland AG (Switzerland) 3.49%, 5/23/2023(a)	400	388
Wells Fargo & Co. 3.07%, 1/24/2023	1,015	980
Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024(c)(d)(e)	200	200
3.00%, 10/23/2026	305	278
4.40%, 6/14/2046	215	194
Wells Fargo Bank NA (ICE LIBOR USD 3 Month + 0.49%), 3.33%, 7/23/2021(d)	930	925
3.63%, 10/22/2021	905	905
Westpac Banking Corp. (Australia) 3.65%, 5/15/2023	520	519
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031(d)	235	221

		21,903

Beverages — 2.3%
Anheuser-Busch Cos. LLC (Belgium)
3.65%, 2/1/2026(a)	460	435
4.70%, 2/1/2036(a)	100	94
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.38%, 4/15/2038	435	391
4.44%, 10/6/2048	400	346
Keurig Dr Pepper, Inc. 2.55%, 9/15/2026	790	671
PepsiCo, Inc. 2.38%, 10/6/2026	580	525

		2,462

Biotechnology — 1.5%
AbbVie, Inc.
4.50%, 5/14/2035	95	87
4.45%, 5/14/2046	140	121
Amgen, Inc. 2.60%, 8/19/2026	565	505
Celgene Corp. 3.45%, 11/15/2027	290	263
Gilead Sciences, Inc.
3.50%, 2/1/2025	145	140
2.95%, 3/1/2027	140	129
4.15%, 3/1/2047	395	350

		1,595

Building Products — 0.4%
Masco Corp. 4.50%, 5/15/2047	205	169
Owens Corning
4.30%, 7/15/2047	120	92
4.40%, 1/30/2048	65	50
Standard Industries, Inc. 4.75%, 1/15/2028(a)	75	66

		377

Capital Markets — 8.4%
Bank of New York Mellon Corp. (The) (ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023(d)	760	733
Credit Suisse Group AG (Switzerland) 3.57%, 1/9/2023(a)	250	243
(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024(a)(d)	500	494
(USD Swap Semi 5 Year + 4.33%), 7.25%, 9/12/2025(a)(c)(d)(e)	200	190
Deutsche Bank AG (Germany) 4.25%, 2/4/2021	360	355
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/2021	940	897

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Capital Markets — continued
Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022(c)(d)(e)	650	574
3.50%, 11/16/2026	1,055	972
3.85%, 1/26/2027	975	918
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038(d)	150	131
ING Bank NV (Netherlands) 2.05%, 8/15/2021(a)	355	342
Macquarie Group Ltd. (Australia)
(ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023(a)(d)	50	47
(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028(a)(d)	415	377
Morgan Stanley
(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024(d)	1,215	1,196
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028(d)	880	820
(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038(d)	70	63
State Street Corp.
(ICE LIBOR USD 3 Month + 0.64%), 2.65%, 5/15/2023(d)	509	490

		8,842

Chemicals — 0.8%
DowDuPont, Inc. 3.77%, 11/15/2020	200	201
Eastman Chemical Co. 4.50%, 12/1/2028	225	219
INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024(a)	200	186
Mosaic Co. (The) 4.05%, 11/15/2027	263	250

		856

Commercial Services & Supplies — 0.0%(f)
Aramark Services, Inc. 5.00%, 2/1/2028(a)	50	48

Communications Equipment — 0.2%
CommScope Technologies LLC 6.00%, 6/15/2025(a)	100	92
Plantronics, Inc. 5.50%, 5/31/2023(a)	100	97

		189

Construction Materials — 0.1%
Martin Marietta Materials, Inc. 4.25%, 12/15/2047	160	128

Consumer Finance — 1.6%
AerCap Ireland Capital DAC (Ireland)
3.50%, 1/15/2025	445	408
3.65%, 7/21/2027	150	131
American Express Co.
3.40%, 2/27/2023	455	445
3.70%, 8/3/2023	345	341
General Motors Financial Co., Inc. 3.85%, 1/5/2028	155	136
Synchrony Financial 3.95%, 12/1/2027	210	177

		1,638

Containers & Packaging — 0.1%
International Paper Co. 4.35%, 8/15/2048	115	96

Diversified Financial Services — 2.3%
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/2025	245	212
4.42%, 11/15/2035	200	161
National Rural Utilities Cooperative Finance Corp.
2.70%, 2/15/2023	400	388
2.85%, 1/27/2025	850	810
Nationwide Building Society (United Kingdom) (ICE LIBOR USD 3 Month + 1.39%), 4.36%, 8/1/2024(a)(d)	200	196
Shell International Finance BV (Netherlands)
3.25%, 5/11/2025	505	489
3.75%, 9/12/2046	140	125

		2,381

Diversified Telecommunication Services — 3.2%
AT&T, Inc.
4.30%, 2/15/2030	280	261
4.30%, 12/15/2042	720	596
4.35%, 6/15/2045	370	303
CCO Holdings LLC 5.13%, 5/1/2027(a)	250	237
Deutsche Telekom International Finance BV (Germany) 4.38%, 6/21/2028(a)	280	275
Sprint Capital Corp. 8.75%, 3/15/2032	250	271
Telefonica Emisiones SAU (Spain) 4.67%, 3/6/2038	175	155
Verizon Communications, Inc.
4.33%, 9/21/2028	550	547
4.27%, 1/15/2036	306	281
3.85%, 11/1/2042	300	251
Virgin Media Secured Finance plc (United Kingdom) 5.50%, 8/15/2026(a)	200	188

		3,365

Electric Utilities — 7.1%
AEP Texas, Inc. 3.95%, 6/1/2028(a)	315	310
Cleveland Electric Illuminating Co. (The) 4.55%, 11/15/2030(a)	105	105

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Electric Utilities — continued
Commonwealth Edison Co.
3.70%, 3/1/2045	65	58
3.65%, 6/15/2046	275	240
Duke Energy Corp. 2.65%, 9/1/2026	721	644
Duke Energy Indiana LLC 3.75%, 5/15/2046	288	258
Duke Energy Progress LLC 3.38%, 9/1/2023	275	273
Duquesne Light Holdings, Inc. 3.62%, 8/1/2027(a)	237	220
Edison International 2.95%, 3/15/2023	235	223
Electricite de France SA (France) 4.50%, 9/21/2028(a)	480	459
Emera US Finance LP (Canada) 3.55%, 6/15/2026	145	136
Emera, Inc. (Canada) Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076(d)	200	204
Enel Finance International NV (Italy) 3.50%, 4/6/2028(a)	600	502
Entergy Louisiana LLC
2.40%, 10/1/2026	200	180
4.20%, 9/1/2048	95	92
Entergy Mississippi, Inc. 2.85%, 6/1/2028	225	205
Exelon Corp. 3.50%, 6/1/2022(g)	58	56
Fortis, Inc. (Canada) 3.06%, 10/4/2026	165	149
ITC Holdings Corp. 3.25%, 6/30/2026	455	426
Oncor Electric Delivery Co. LLC 2.95%, 4/1/2025	100	96
Pacific Gas & Electric Co. 2.95%, 3/1/2026	370	305
PacifiCorp 4.13%, 1/15/2049	175	166
Potomac Electric Power Co. 3.60%, 3/15/2024	310	310
PPL Capital Funding, Inc. 3.10%, 5/15/2026	110	102
Sierra Pacific Power Co. 2.60%, 5/1/2026	670	616
Southern California Edison Co.
Series D, 3.40%, 6/1/2023	220	215
Series E, 3.70%, 8/1/2025	225	220
Series C, 4.13%, 3/1/2048	200	178
Southwestern Electric Power Co. Series J, 3.90%, 4/1/2045	180	157
Southwestern Public Service Co. 3.70%, 8/15/2047	110	96
Tampa Electric Co. 4.45%, 6/15/2049	275	262
Virginia Electric & Power Co. 4.60%, 12/1/2048	60	60

		7,523

Electrical Equipment — 0.1%
Eaton Corp. 3.10%, 9/15/2027	105	98

Electronic Equipment, Instruments & Components — 0.1%
Anixter, Inc. 6.00%, 12/1/2025(a)	100	100

Energy Equipment & Services — 0.7%
Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	110	99
Halliburton Co. 4.85%, 11/15/2035	145	142
Schlumberger Holdings Corp. 4.00%, 12/21/2025(a)	475	466

		707

Entertainment — 0.3%
Netflix, Inc. 4.88%, 4/15/2028	50	46
Viacom, Inc. 4.38%, 3/15/2043	80	65
Warner Media LLC
2.95%, 7/15/2026	70	62
3.80%, 2/15/2027	200	186

		359

Equity Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.
3.13%, 1/15/2027	255	230
3.60%, 1/15/2028	275	253
EPR Properties 4.95%, 4/15/2028	185	180
ESH Hospitality, Inc. 5.25%, 5/1/2025(a)	100	96
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028(a)	200	186
HCP, Inc. 4.20%, 3/1/2024	270	268

		1,213

Food & Staples Retailing — 0.6%
Kroger Co. (The) 3.88%, 10/15/2046	299	238
Walmart, Inc. 3.70%, 6/26/2028	410	406

		644

Food Products — 0.7%
Campbell Soup Co. 3.80%, 8/2/2042	270	198
Kraft Heinz Foods Co.
3.00%, 6/1/2026	280	248
5.20%, 7/15/2045	65	59
4.38%, 6/1/2046	320	260

		765

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Gas Utilities — 0.4%
KeySpan Gas East Corp. 2.74%, 8/15/2026(a)	280	256
Southern California Gas Co. Series VV, 4.30%, 1/15/2049	210	206

		462

Health Care Equipment & Supplies — 1.9%
Abbott Laboratories 2.90%, 11/30/2021	425	415
Becton Dickinson and Co. 3.36%, 6/6/2024	775	739
Hill-Rom Holdings, Inc. 5.75%, 9/1/2023(a)	75	76
Medtronic, Inc.
3.15%, 3/15/2022	450	444
3.50%, 3/15/2025	335	328

		2,002

Health Care Providers & Services — 3.5%
Aetna, Inc. 3.88%, 8/15/2047	205	170
Anthem, Inc.
3.65%, 12/1/2027	330	309
4.38%, 12/1/2047	120	108
Cigna Corp. 3.05%, 10/15/2027	215	192
CVS Health Corp.
3.70%, 3/9/2023	250	246
2.88%, 6/1/2026	775	699
4.30%, 3/25/2028	560	545
Halfmoon Parent, Inc.
3.40%, 9/17/2021(a)	325	322
4.38%, 10/15/2028(a)	65	64
HCA, Inc. 5.88%, 2/15/2026	250	257
Tenet Healthcare Corp. 4.63%, 7/15/2024	160	154
UnitedHealth Group, Inc. 3.10%, 3/15/2026	645	612

		3,678

Health Care Technology — 0.2%
IQVIA, Inc. 5.00%, 10/15/2026(a)	200	193

Hotels, Restaurants & Leisure — 0.8%
Darden Restaurants, Inc. 4.55%, 2/15/2048	60	54
Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026(a)	100	98
Jack Ohio Finance LLC 6.75%, 11/15/2021(a)	100	103
McDonald’s Corp.
3.70%, 2/15/2042	80	67
3.63%, 5/1/2043	210	176
MGM Resorts International 4.63%, 9/1/2026	225	204
Starbucks Corp. 3.75%, 12/1/2047	140	115

		817

Household Products — 0.3%
Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022(a)	270	258
Spectrum Brands, Inc. 5.75%, 7/15/2025	75	71

		329

Independent Power and Renewable Electricity Producers — 0.2%
PSEG Power LLC 3.85%, 6/1/2023	200	198

Industrial Conglomerates — 1.0%
General Electric Co.
2.70%, 10/9/2022	130	117
3.10%, 1/9/2023	260	236
4.13%, 10/9/2042	860	658
4.50%, 3/11/2044	80	64

		1,075

Insurance — 3.9%
American International Group, Inc. 3.88%, 1/15/2035	450	386
Berkshire Hathaway Finance Corp. 4.20%, 8/15/2048	175	166
Brighthouse Financial, Inc. 4.70%, 6/22/2047	70	52
Jackson National Life Global Funding
3.30%, 6/11/2021(a)	175	174
3.88%, 6/11/2025(a)	200	199
Lincoln National Corp. 3.80%, 3/1/2028	230	218
MetLife, Inc.
6.40%, 12/15/2036	200	202
4.13%, 8/13/2042	60	55
Metropolitan Life Global Funding I 3.45%, 10/9/2021(a)	550	549
Pricoa Global Funding I 3.45%, 9/1/2023(a)	590	582
Protective Life Global Funding 2.16%, 9/25/2020(a)	895	874
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 3.92%), 5.62%, 6/15/2043(d)	200	201
3.91%, 12/7/2047	120	103
Reliance Standard Life Global Funding II 3.85%, 9/19/2023(a)	390	387

		4,148

Internet & Direct Marketing Retail — 0.3%
Amazon.com, Inc.
3.15%, 8/22/2027	220	209
4.05%, 8/22/2047	110	104

		313

Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc. 2.95%, 9/19/2026	255	232

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Media — 3.4%
CBS Corp. 3.38%, 2/15/2028	176	158
Charter Communications Operating LLC
4.91%, 7/23/2025	165	164
5.38%, 5/1/2047	80	72
Clear Channel Worldwide Holdings, Inc. Series B, 6.50%, 11/15/2022	250	254
Comcast Corp.
2.35%, 1/15/2027	1,370	1,200
3.20%, 7/15/2036	510	422
3.40%, 7/15/2046	290	232
Cox Communications, Inc. 4.60%, 8/15/2047(a)	125	111
DISH DBS Corp. 5.88%, 11/15/2024	125	106
Sirius XM Radio, Inc. 6.00%, 7/15/2024(a)	125	128
Time Warner Cable LLC
5.50%, 9/1/2041	210	189
4.50%, 9/15/2042	360	284
UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025(a)	200	192
Videotron Ltd. (Canada) 5.13%, 4/15/2027(a)	75	71

		3,583

Metals & Mining — 0.6%
Alcoa Nederland Holding BV 6.75%, 9/30/2024(a)	200	206
Anglo American Capital plc (South Africa) 4.50%, 3/15/2028(a)	200	187
Glencore Funding LLC (Switzerland) 4.00%, 3/27/2027(a)	200	183

		576

Multi-Utilities — 0.6%
Consolidated Edison Co. of New York, Inc. 3.85%, 6/15/2046	175	154
Dominion Energy, Inc. Series D, 2.85%, 8/15/2026	279	253
New York State Electric & Gas Corp. 3.25%, 12/1/2026(a)	250	237

		644

Oil, Gas & Consumable Fuels — 8.6%
Anadarko Petroleum Corp. 5.55%, 3/15/2026	585	607
Apache Corp. 4.38%, 10/15/2028	315	296
BP Capital Markets plc (United Kingdom) 3.02%, 1/16/2027	1,145	1,055
Buckeye Partners LP 5.60%, 10/15/2044	115	101
Cenovus Energy, Inc. (Canada)
4.25%, 4/15/2027	335	299
5.25%, 6/15/2037	150	128
Chevron Corp.
2.41%, 3/3/2022	305	295
2.95%, 5/16/2026	425	400
Columbia Pipeline Group, Inc. 4.50%, 6/1/2025	50	50
Enable Midstream Partners LP 4.95%, 5/15/2028	280	264
Energy Transfer Operating LP
4.75%, 1/15/2026	145	140
4.20%, 4/15/2027	220	203
5.15%, 2/1/2043	140	120
Enterprise Products Operating LLC
3.70%, 2/15/2026	280	269
4.15%, 10/16/2028	125	122
4.90%, 5/15/2046	100	96
4.25%, 2/15/2048	60	52
Kinder Morgan, Inc. 5.30%, 12/1/2034	240	232
Marathon Petroleum Corp. 4.75%, 9/15/2044	190	169
MPLX LP 4.13%, 3/1/2027	460	431
Noble Energy, Inc.
3.85%, 1/15/2028	386	352
5.25%, 11/15/2043	95	85
ONEOK Partners LP 4.90%, 3/15/2025	335	339
ONEOK, Inc. 4.00%, 7/13/2027	215	202
Phillips 66 4.88%, 11/15/2044	205	194
Phillips 66 Partners LP 4.90%, 10/1/2046	120	109
Sunoco Logistics Partners Operations LP
4.00%, 10/1/2027	245	222
5.35%, 5/15/2045	175	152
Total Capital Canada Ltd. (France) 2.75%, 7/15/2023	670	644
Total Capital International SA (France) 2.70%, 1/25/2023	550	532
TransCanada PipeLines Ltd. (Canada)
4.25%, 5/15/2028	680	661
5.10%, 3/15/2049	75	73
Western Gas Partners LP
5.45%, 4/1/2044	85	74
5.30%, 3/1/2048	70	60

		9,028

Pharmaceuticals — 2.5%
Allergan Funding SCS 3.80%, 3/15/2025	185	177
AstraZeneca plc (United Kingdom)
3.50%, 8/17/2023	230	225
4.00%, 1/17/2029	270	263
Bausch Health Cos., Inc. 5.50%, 11/1/2025(a)	170	167

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Pharmaceuticals — continued
Elanco Animal Health, Inc. 3.91%, 8/27/2021(a)	75	75
GlaxoSmithKline Capital, Inc. (United Kingdom)
3.38%, 5/15/2023	240	238
3.63%, 5/15/2025	515	512
Johnson & Johnson 3.40%, 1/15/2038	175	159
Mylan, Inc. 4.55%, 4/15/2028(a)	140	131
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	780	702

		2,649

Road & Rail — 1.6%
Avis Budget Car Rental LLC 6.38%, 4/1/2024(a)	100	98
Burlington Northern Santa Fe LLC 3.90%, 8/1/2046	320	288
Canadian Pacific Railway Co. (Canada) 2.90%, 2/1/2025	310	294
CSX Corp.
3.25%, 6/1/2027	285	265
3.80%, 11/1/2046	120	103
Hertz Corp. (The) 5.50%, 10/15/2024(a)	150	119
Norfolk Southern Corp.
3.80%, 8/1/2028	125	123
4.15%, 2/28/2048	235	215
Union Pacific Corp. 3.35%, 8/15/2046	245	194

		1,699

Semiconductors & Semiconductor Equipment — 1.4%
Amkor Technology, Inc. 6.38%, 10/1/2022	125	126
Broadcom Corp.
3.13%, 1/15/2025	240	217
3.50%, 1/15/2028	120	104
Entegris, Inc. 4.63%, 2/10/2026(a)	100	92
Intel Corp.
2.88%, 5/11/2024	420	404
2.60%, 5/19/2026	160	148
3.73%, 12/8/2047	155	138
Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026(a)	200	204

		1,433

Software — 1.6%
Microsoft Corp.
3.50%, 2/12/2035	270	253
3.45%, 8/8/2036	500	462
3.70%, 8/8/2046	165	153
Oracle Corp.
3.90%, 5/15/2035	315	294
3.80%, 11/15/2037	360	330
4.00%, 11/15/2047	230	208

		1,700

Specialty Retail — 0.1%
Home Depot, Inc. (The) 3.90%, 6/15/2047	135	123

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.
3.00%, 2/9/2024	165	160
2.85%, 5/11/2024	445	429
2.50%, 2/9/2025	82	76
2.45%, 8/4/2026	720	655
3.45%, 2/9/2045	60	52
3.75%, 11/13/2047	215	192
Dell International LLC 6.02%, 6/15/2026(a)	425	430

		1,994

Thrifts & Mortgage Finance — 0.4%
BPCE SA (France)
2.75%, 1/11/2023(a)	250	238
3.25%, 1/11/2028(a)	250	229

		467

Tobacco — 1.7%
Altria Group, Inc. 3.88%, 9/16/2046	365	293
BAT Capital Corp. (United Kingdom)
3.56%, 8/15/2027	190	169
4.39%, 8/15/2037	420	356
Philip Morris International, Inc.
2.13%, 5/10/2023	905	840
3.88%, 8/21/2042	130	111

		1,769

Trading Companies & Distributors — 0.6%
Air Lease Corp.
3.25%, 3/1/2025	160	147
3.63%, 12/1/2027	205	179
4.63%, 10/1/2028	145	139
United Rentals North America, Inc. 5.50%, 5/15/2027	125	118

		583

Wireless Telecommunication Services — 0.4%
T-Mobile USA, Inc. 6.50%, 1/15/2026	100	104
Vodafone Group plc (United Kingdom) 4.38%, 5/30/2028	280	269

		373

TOTAL CORPORATE BONDS (Cost $103,074)		100,056

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bonds 3.00%, 8/15/2048 (Cost $146)	155	146

	Shares (000)
SHORT-TERM INVESTMENTS — 4.4%
INVESTMENT COMPANIES — 4.1%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.30%(h)(i) (Cost $4,299)	4,299	4,299

	Principal Amount ($000)
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills 2.48%, 5/9/2019(j)(k) (Cost $371)	375	371

TOTAL SHORT-TERM INVESTMENTS (Cost $4,670)		4,670

Total Investments — 99.5% (Cost $107,890)		104,872
Other Assets Less Liabilities — 0.5%		482

Net Assets — 100.0%		105,354

Percentages indicated are based on net assets.

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
USD	United States Dollar
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(c)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2018.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2018.
(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of November 30, 2018.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)	The rate shown is the effective yield as of November 30, 2018.

Futures contracts outstanding as of November 30, 2018 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	46	03/2019	USD	9,707	7
U.S. Treasury Long Bond	11	03/2019	USD	1,541	9
U.S. Treasury Ultra Bond	45	03/2019	USD	6,868	9

					25

Short Contracts
U.S. Treasury 10 Year Note	(94)	03/2019	USD	(11,235)	(42)
U.S. Treasury 10 Year Ultra Note	(41)	03/2019	USD	(5,191)	(28)
U.S. Treasury 5 Year Note	(23)	03/2019	USD	(2,599)	(4)

					(74)

					(49)

Abbreviations

USD	United States Dollar

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each Underlying Fund’s net asset values or NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotation.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,299	$100,573	$—	$104,872

Appreciation in Other Financial Instruments
Futures Contracts	$25	$—	$—	$25

Depreciation in Other Financial Instruments
Futures Contracts	$(74)	$—	$—	$(74)

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and futures contracts. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the period ended November 30, 2018.

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — 102.8%
Argentina — 4.3%
Aeropuertos Argentina 2000 SA 6.88%, 2/1/2027(a)	460	424
Agua y Saneamientos Argentinos SA 6.63%, 2/1/2023(b)	1,770	1,322
Arcor SAIC 6.00%, 7/6/2023(a)	915	857
Banco Macro SA (USD Swap Semi 5 Year + 5.46%), 6.75%, 11/4/2026(b)(c)	1,080	891
Pampa Energia SA
7.38%, 7/21/2023(a)	708	653
7.50%, 1/24/2027(b)	930	810
7.50%, 1/24/2027(a)	970	845
Tecpetrol SA
4.88%, 12/12/2022(a)	573	527
YPF SA
8.50%, 7/28/2025(b)	629	594
6.95%, 7/21/2027(b)	1,145	969

		7,892

Bahrain — 1.2%
Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020(b)	1,260	1,238
Oil and Gas Holding Co. BSCC (The)
7.50%, 10/25/2027(b)	520	494
8.38%, 11/7/2028(a)	510	506

		2,238

Brazil — 9.4%
Banco ABC Brasil SA 7.88%, 4/8/2020(b)	890	918
Banco do Brasil SA
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.40%), 6.25%, 4/15/2024(b)(c)(d)(e)	669	574
Cemig Geracao e Transmissao SA 9.25%, 12/5/2024(a)	2,790	2,964
Hidrovias International Finance SARL 5.95%, 1/24/2025(a)	1,640	1,484
JSL Europe SA 7.75%, 7/26/2024(a)	2,540	2,356
Light Servicos de Eletricidade SA 7.25%, 5/3/2023(a)	2,000	1,896
Petrobras Global Finance BV
6.25%, 3/17/2024	1,490	1,507
5.30%, 1/27/2025	530	499
6.00%, 1/27/2028	1,060	996
Suzano Austria GmbH
6.00%, 1/15/2029(a)	810	814
7.00%, 3/16/2047(a)	550	556
Vale Overseas Ltd. 6.25%, 8/10/2026	950	1,014
Votorantim Cimentos International SA 7.25%, 4/5/2041(b)	1,391	1,395

		16,973

Canada — 0.6%
Gran Tierra Energy International Holdings Ltd. 6.25%, 2/15/2025(a)	1,240	1,162

Chile — 0.9%
Empresa Electrica Angamos SA 4.88%, 5/25/2029(b)	660	629
Empresa Electrica Guacolda SA 4.56%, 4/30/2025(a)	830	744
SACI Falabella 4.38%, 1/27/2025(b)	219	212

		1,585

China — 16.0%
Azure Orbit IV International Finance Ltd. 3.75%, 1/25/2023(b)	1,160	1,124
Baoxin Auto Finance I Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 12.62%), 8.75%, 12/15/2019(b)(c)(d)(e)	700	662
Bluestar Finance Holdings Ltd. 4.38%, 6/11/2020(b)	1,320	1,322
CCB Life Insurance Co. Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.68%), 4.50%, 4/21/2077(b)(c)	1,919	1,716
CCCI Treasure Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.19%), 3.50%, 4/21/2020(b)(c)(d)(e)	1,330	1,303
CDBL Funding 2 3.00%, 8/1/2022(b)	1,406	1,344
China Life Insurance Co. Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.29%), 4.00%, 7/3/2075(b)(c)	2,090	1,998
China Minmetals Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%, 11/13/2022(b)(c)(d)(e)	1,730	1,555
Chouzhou International Investment Ltd. 4.00%, 12/5/2020(b)	1,060	1,012
CNAC HK Finbridge Co. Ltd. 4.88%, 3/14/2025(b)	1,030	1,025
Fantasia Holdings Group Co. Ltd. 8.38%, 3/8/2021(b)	1,510	1,088

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — (continued)
China — (continued)
Fortune Star BVI Ltd. 5.25%, 3/23/2022(b)	1,480	1,314
GCL New Energy Holdings Ltd. 7.10%, 1/30/2021(b)	2,140	1,792
GOME Retail Holdings Ltd. 5.00%, 3/10/2020(b)	1,198	1,016
Haitian BVI International Investment Development Ltd. 3.88%, 12/12/2020(b)	1,040	994
Hong Kong Red Star Macalline Universal Home Furnishings Ltd. 3.38%, 9/21/2022(b)	946	728
Hongkong International Qingdao Co. Ltd. 4.25%, 12/4/2022(b)	1,450	1,342
Huarong Finance II Co. Ltd. 5.50%, 1/16/2025(b)	1,502	1,484
Hubei Science & Technology Investment Group Hong Kong Ltd. 4.38%, 3/5/2021(b)	1,040	1,001
Rock International Investment, Inc. 6.63%, 3/27/2020(b)	410	316
Sino-Ocean Land Treasure III Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%, 9/21/2022(b)(c)(d)(e)	1,340	1,008
Tewoo Group Finance No. 3 Ltd. 4.63%, 4/6/2020(b)	2,110	1,885
Tianqi Finco Co. Ltd. 3.75%, 11/28/2022(b)	1,090	953
Times China Holdings Ltd. 6.25%, 1/17/2021(b)	1,070	992

		28,974

Colombia — 3.4%
Banco GNB Sudameris SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.56%), 6.50%, 4/3/2027(a)(c)	596	579
Bancolombia SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 4.88%, 10/18/2027(c)	1,070	1,023
Ecopetrol SA
5.38%, 6/26/2026	2,030	2,013
7.38%, 9/18/2043	30	32
5.88%, 5/28/2045	413	378
Geopark Ltd. 6.50%, 9/21/2024(a)	1,030	986
Millicom International Cellular SA 6.63%, 10/15/2026(a)	210	212
Transportadora de Gas Internacional SA ESP 5.55%, 11/1/2028(a)	970	974

		6,197

Congo, Democratic Republic of the — 0.6%
HTA Group Ltd. 9.13%, 3/8/2022(a)	1,136	1,133

El Salvador — 0.3%
AES El Salvador Trust II 6.75%, 3/28/2023(b)	601	547

Guatemala — 1.1%
Comunicaciones Celulares SA 6.88%, 2/6/2024(b)	1,600	1,633
Energuate Trust 5.88%, 5/3/2027(a)	470	441

		2,074

Hong Kong — 5.9%
Bank of East Asia Ltd. (The)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.70%), 4.00%, 11/3/2026(b)(c)	1,580	1,540
CK Hutchison Capital Securities 17 Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.07%), 4.00%, 5/12/2022(b)(c)(d)(e)	1,050	978
CMB Wing Lung Bank Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/2027(b)(c)	880	834
King Power Capital Ltd. 5.63%, 11/3/2024(b)	910	954
LS Finance Ltd. 4.25%, 10/16/2022(b)	1,840	1,775
Nan Fung Treasury Ltd.
4.50%, 9/20/2022(b)	440	444
3.88%, 10/3/2027(b)	1,550	1,350
Studio City Co. Ltd. 7.25%, 11/30/2021(b)	1,120	1,137
WTT Investment Ltd. 5.50%, 11/21/2022(a)	1,690	1,658

		10,670

India — 4.1%
ABJA Investment Co. Pte. Ltd. 5.45%, 1/24/2028(b)	1,370	1,176
Azure Power Energy Ltd. 5.50%, 11/3/2022(a)	1,241	1,148
Greenko Dutch BV 5.25%, 7/24/2024(a)	1,013	910
JSW Steel Ltd. 5.25%, 4/13/2022(b)	1,540	1,491
NTPC Ltd. 4.38%, 11/26/2024(b)	680	663
Power Finance Corp. Ltd. 3.75%, 12/6/2027(b)	1,440	1,251
Vedanta Resources plc
6.38%, 7/30/2022(a)	710	651
7.13%, 5/31/2023(b)	240	220

		7,510

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — (continued)
Indonesia — 3.4%
Indonesia Asahan Aluminium Persero PT
5.71%, 11/15/2023(a)	670	682
6.53%, 11/15/2028(a)	230	237
Listrindo Capital BV 4.95%, 9/14/2026(a)	983	874
Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025(a)	1,440	1,243
Minejesa Capital BV
4.63%, 8/10/2030(a)	653	574
5.63%, 8/10/2037(a)	458	392
SSMS Plantation Holdings Pte. Ltd. 7.75%, 1/23/2023(b)	1,510	1,321
Theta Capital Pte. Ltd. 7.00%, 4/11/2022(b)	1,070	777

		6,100

Israel — 3.7%
Israel Electric Corp. Ltd. 6.88%, 6/21/2023(b)	510	555
Series 6, 5.00%, 11/12/2024(b)	1,437	1,448
4.25%, 8/14/2028(b)	826	775
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/2026	4,096	3,332
4.10%, 10/1/2046	820	570

		6,680

Jamaica — 0.6%
Digicel Group Ltd.
8.25%, 9/30/2020(b)	788	526
7.13%, 4/1/2022(b)	853	482

		1,008

Kazakhstan — 1.0%
Nostrum Oil & Gas Finance BV 8.00%, 7/25/2022(a)	1,040	757
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/2026(b)	1,110	1,011

		1,768

Kuwait — 2.4%
Kuwait Projects Co. SPC Ltd.
5.00%, 3/15/2023(b)	2,448	2,427
4.50%, 2/23/2027(b)	2,082	1,871

		4,298

Luxembourg — 1.3%
Altice Financing SA 7.50%, 5/15/2026(b)	2,420	2,275

Macau — 1.1%
Sands China Ltd. 5.13%, 8/8/2025(a)	2,040	1,994

Mauritius — 2.3%
Liquid Telecommunications Financing plc
8.50%, 7/13/2022(a)	1,848	1,853
8.50%, 7/13/2022(b)	1,370	1,373
Neerg Energy Ltd. 6.00%, 2/13/2022(b)	1,070	997

		4,223

Mexico — 6.8%
Alfa SAB de CV
5.25%, 3/25/2024(b)	1,040	1,006
6.88%, 3/25/2044(b)	870	827
Banco Mercantil del Norte SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022(a)(c)(d)(e)	1,212	1,133
BBVA Bancomer SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033(a)(c)	1,840	1,536
Cometa Energia SA de CV 6.38%, 4/24/2035(a)	2,389	2,212
Controladora Mabe SA de CV 5.60%, 10/23/2028(a)	780	725
Elementia SAB de CV
5.50%, 1/15/2025(b)	550	495
5.50%, 1/15/2025(a)	200	180
Fresnillo plc 5.50%, 11/13/2023(b)	690	692
Grupo KUO SAB de CV 5.75%, 7/7/2027(a)	1,790	1,593
Grupo Posadas SAB de CV 7.88%, 6/30/2022(b)	920	897
Mexico City Airport Trust 3.88%, 4/30/2028(b)	1,020	796
Nemak SAB de CV 4.75%, 1/23/2025(a)	360	334

		12,426

Morocco — 1.4%
OCP SA
4.50%, 10/22/2025(b)	1,060	991
6.88%, 4/25/2044(b)	1,600	1,616

		2,607

Nigeria — 2.3%
Fidelity Bank plc 10.50%, 10/16/2022(a)	1,478	1,490
IHS Netherlands Holdco BV 9.50%, 10/27/2021(a)	1,640	1,648
United Bank for Africa plc 7.75%, 6/8/2022(b)	1,030	1,021

		4,159

Norway — 0.4%
DNO ASA 8.75%, 5/31/2023(b)	800	806

Oman — 2.2%
Bank Muscat SAOG 3.75%, 5/3/2021(b)	1,590	1,542
National Bank of Oman SAOG 5.63%, 9/25/2023(b)	1,440	1,411
Oztel Holdings SPC Ltd. 6.63%, 4/24/2028(b)	1,050	998

		3,951

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — (continued)
Panama — 0.5%
Banistmo SA 3.65%, 9/19/2022(a)	876	827

Peru — 2.8%
Inkia Energy Ltd. 5.88%, 11/9/2027(a)	1,025	955
Nexa Resources SA 5.38%, 5/4/2027(a)	2,680	2,579
Transportadora de Gas del Peru SA 4.25%, 4/30/2028(b)	1,150	1,100
Union Andina de Cementos SAA 5.88%, 10/30/2021(b)	478	487

		5,121

Qatar — 2.8%
ABQ Finance Ltd.
3.63%, 4/13/2021(b)	1,030	1,013
3.50%, 2/22/2022(b)	2,150	2,069
IBQ Finance Ltd. 3.50%, 11/25/2020(b)	1,020	1,010
QNB Finance Ltd. 2.13%, 9/7/2021(b)	1,130	1,071

		5,163

Saudi Arabia — 0.2%
Dar Al-Arkan Sukuk Co. Ltd. 6.88%, 4/10/2022(b)	330	309

Singapore — 0.9%
Olam International Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.29%), 5.35%, 7/20/2021(b)(c)(d)(e)	561	535
Parkway Pantai Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.43%), 4.25%, 7/27/2022(b)(c)(d)(e)	1,250	1,163

		1,698

South Africa — 1.9%
Absa Group Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 6.25%, 4/25/2028(b)(c)	1,090	1,026
Eskom Holdings SOC Ltd. 5.75%, 1/26/2021(b)	1,560	1,468
SASOL Financing USA LLC 5.88%, 3/27/2024	960	956

		3,450

South Korea — 3.4%
Heungkuk Life Insurance Co. Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2047(b)(c)	2,820	2,506
Shinhan Financial Group Co. Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%, 8/13/2023(b)(c)(d)(e)	2,050	2,030
Woori Bank
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%, 5/16/2022(b)(c)(d)(e)	1,631	1,583

		6,119

Spain — 0.8%
AI Candelaria Spain SLU 7.50%, 12/15/2028(a)	1,420	1,374

Turkey — 5.1%
Akbank T.A.S. 5.00%, 10/24/2022(b)	920	834
(USD Swap Semi 5 Year + 4.03%), 6.80%, 4/27/2028(a)(c)	1,278	1,011
KOC Holding A/S
5.25%, 3/15/2023(b)	600	556
5.25%, 3/15/2023(a)	480	444
Petkim Petrokimya Holding A/S 5.88%, 1/26/2023(a)	1,162	1,052
QNB Finansbank A/S 6.25%, 4/30/2019(b)	670	668
Ronesans Gayrimenkul Yatirim A/S 7.25%, 4/26/2023(a)	1,569	1,304
Turkiye Garanti Bankasi A/S 5.25%, 9/13/2022(b)	1,100	1,007
(USD Swap Semi 5 Year + 4.22%), 6.13%, 5/24/2027(b)(c)	1,445	1,161
Turkiye Is Bankasi A/S
5.00%, 4/30/2020(b)	1,010	961
6.00%, 10/24/2022(b)	233	191

		9,189

Ukraine — 0.8%
Metinvest BV 8.50%, 4/23/2026(a)	1,680	1,506

United Arab Emirates — 6.9%
Abu Dhabi National Energy Co. PJSC 3.88%, 5/6/2024(b)	2,010	1,957
ADCB Finance Cayman Ltd. 4.00%, 3/29/2023(a)	2,410	2,368
BOS Funding Ltd. 4.23%, 3/7/2022(b)	2,110	2,057
EA Partners I BV 6.88%, 9/28/2020(b)	1,360	775

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — (continued)
United Arab Emirates — (continued)
EA Partners II BV 6.75%, 6/1/2021(b)	1,341	779
Emirates NBD PJSC 3.25%, 11/14/2022(b)	2,120	2,041
MAF Global Securities Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.54%), 6.37%, 3/20/2026(b)(c)(d)(e)	2,790	2,609

		12,586

TOTAL CORPORATE BONDS (Cost $198,457)		186,592

SUPRANATIONAL — 1.9%
Supranational — 1.9%
African Export-Import Bank (The)
5.25%, 10/11/2023(b)	1,530	1,511
4.13%, 6/20/2024(b)	1,040	972
Arab Petroleum Investments Corp. 4.13%, 9/18/2023(a)	1,020	1,017

TOTAL SUPRANATIONAL (Cost $3,605)		3,500

FOREIGN GOVERNMENT SECURITIES — 0.7%
Argentina — 0.5%
Provincia de Buenos Aires 9.95%, 6/9/2021(b)	890	870

Oman — 0.2%
Oman Government International Bond 6.75%, 1/17/2048(b)	470	410

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $1,390)		1,280

	Shares (000)
COMMON STOCKS — 0.4%
Colombia — 0.4%
Frontera Energy Corp.*	44	431
Frontera Energy Corp.*	25	250

TOTAL COMMON STOCKS (Cost $1,325)		681

	Principal Amount ($000)
CONVERTIBLE BONDS — 0.5%
United Arab Emirates — 0.5%
Aabar Investments PJSC
0.50%, 3/27/2020(b)	EUR	200	211
1.00%, 3/27/2022(b)	EUR	700	663

TOTAL CONVERTIBLE BONDS (Cost $872)			874

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Notes
1.25%, 3/31/2019(f) (Cost $264)		265	264

	Shares (000)
SHORT-TERM INVESTMENTS — 4.7%
INVESTMENT COMPANIES — 4.7%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.30%(g)(h) (Cost $8,463)		8,462	8,463

Total Investments — 111.1% (Cost $214,376)			201,654
Liabilities in Excess of Other Assets — (11.1%)			(20,066)

Net Assets — 100.0%			181,588

Percentages indicated are based on net assets.

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

EUR	Euro
SPC	Special purpose company
PJSC	Public Joint Stock Company
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2018.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of November 30, 2018.
*	Non-income producing security.

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Futures contracts outstanding as of November 30, 2018 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	15	03/2019	USD	3,165	2
U.S. Treasury 5 Year Note	73	03/2019	USD	8,249	20
U.S. Treasury Long Bond	41	03/2019	USD	5,744	29

					51

Short Contracts
U.S. Treasury 10 Year Note	(44)	03/2019	USD	(5,259)	(18)

					(18)

					33

Abbreviations

USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of November 30, 2018 (amounts in thousands):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	800	USD	906	Citibank, NA	12/28/2018	2
USD	942	EUR	800	Goldman Sachs International	12/28/2018	34

Total unrealized appreciation						36

USD	914	EUR	800	Citibank, NA	3/29/2019	(1)

Total unrealized depreciation						(1)

Net unrealized appreciation						35

Abbreviations

EUR	Euro
USD	United States Dollar

Over the Counter (“OTC”) Credit default swap contracts outstanding - buy protection(1) as of November 30, 2018 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(2)	Notional Amount(3)	Upfront Payments (Receipts) ($)(4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Barclays Bank plc	12/20/2023	1.41	USD 4,100	95	(27)	68
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	Citibank, NA	12/20/2023	1.49	USD 4,100	91	(6)	85

							186	(33)	153

Summary of total swap contracts outstanding as of November 30, 2018 (amounts in thousands):

	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	186	153

Total OTC swap contracts outstanding	186	153

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

USD	United States Dollar

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values or NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and Forward Foreign Currency Contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,144	$192,510	$—	$201,654

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts (a)	$—	$36	$—	$36
Futures Contracts (a)	51	—	—	51

Total Appreciation in Other Financial Instruments	$51	$36	$—	$87

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts (a)	$—	$(1)	$—	$(1)
Futures Contracts (a)	(18)	—	—	(18)
Swaps (a)	—	(33)	—	(33)

Total Depreciation in Other Financial Instruments	$(18)	$(34)	$—	$(52)

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the period ended November 30, 2018.

B. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts, and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes (1) — (3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in market value on open future contracts are recorded as changes in unrealized appreciation or depreciation. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including credit default to manage credit interest rate risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”), that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable Forward Foreign Currency Exchange Contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s’ custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as Restricted cash. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management service to the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund may be required to post or receive collateral for OTC Swaps.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
FOREIGN GOVERNMENT SECURITIES — 70.8%
Albania — 0.1%
Republic of Albania 3.50%, 10/9/2025(a)	EUR	843	948

Angola — 1.8%
Republic of Angola
7.00%, 8/17/2019(b)		1,692	1,701
9.50%, 11/12/2025(b)		4,600	4,842
8.25%, 5/9/2028(b)		800	770
9.38%, 5/8/2048(a)		3,740	3,618
9.38%, 5/8/2048(b)		3,100	2,999

			13,930

Argentina — 3.8%
Provincia de Buenos Aires
5.75%, 6/15/2019(b)		1,450	1,439
9.95%, 6/9/2021(b)		3,615	3,534
Provincia de Cordoba
7.13%, 6/10/2021(b)		2,300	2,104
7.13%, 8/1/2027(a)		3,700	2,812
Republic of Argentina
6.88%, 4/22/2021		3,800	3,596
5.88%, 1/11/2028		3,300	2,467
6.63%, 7/6/2028		4,550	3,540
8.28%, 12/31/2033		4,875	4,156
7.13%, 7/6/2036		1,349	1,001
7.63%, 4/22/2046		4,675	3,548
6.88%, 1/11/2048		2,531	1,816
7.13%, 6/28/2117		630	453

			30,466

Armenia — 0.2%
Republic of Armenia 7.15%, 3/26/2025(b)		1,800	1,876

Azerbaijan — 0.7%
Republic of Azerbaijan
4.75%, 3/18/2024(b)		4,055	3,960
3.50%, 9/1/2032(b)		2,100	1,661

			5,621

Belarus — 1.0%
Republic of Belarus
6.88%, 2/28/2023(b)		1,239	1,245
7.63%, 6/29/2027(b)		6,500	6,549

			7,794

Bermuda — 0.3%
Government of Bermuda
4.85%, 2/6/2024(b)		1,529	1,583
3.72%, 1/25/2027(b)		500	474

			2,057

Bolivia, Plurinational State of — 0.3%
Plurinational State of Bolivia 4.50%, 3/20/2028(b)		2,900	2,479

Brazil — 1.5%
Federative Republic of Brazil
6.00%, 4/7/2026		619	651
4.63%, 1/13/2028		1,600	1,512
8.25%, 1/20/2034		3,350	4,007
5.00%, 1/27/2045		6,684	5,575

			11,745

Colombia — 2.6%
Republic of Colombia
8.13%, 5/21/2024		1,100	1,284
3.88%, 4/25/2027		2,800	2,643
4.50%, 3/15/2029		1,084	1,056
10.38%, 1/28/2033		673	1,002
5.00%, 6/15/2045		16,084	15,023

			21,008

Costa Rica — 0.9%
Instituto Costarricense de Electricidad 6.38%, 5/15/2043(b)		3,072	2,276
Republic of Costa Rica
4.25%, 1/26/2023(b)		1,686	1,511
4.38%, 4/30/2025(b)		2,125	1,818
7.00%, 4/4/2044(b)		2,155	1,872

			7,477

Croatia — 1.0%
Republic of Croatia 6.00%, 1/26/2024(b)		7,167	7,660

Dominican Republic — 2.6%
Government of Dominican Republic
5.88%, 4/18/2024(b)		5,812	5,837
6.88%, 1/29/2026(b)		7,446	7,669
5.95%, 1/25/2027(b)		2,900	2,846
7.45%, 4/30/2044(b)		2,607	2,649
6.50%, 2/15/2048(b)		2,200	2,010

			21,011

Ecuador — 1.9%
Republic of Ecuador
10.75%, 3/28/2022(b)		4,300	4,429
7.95%, 6/20/2024(b)		2,850	2,537
9.65%, 12/13/2026(b)		600	557
9.63%, 6/2/2027(b)		478	443
8.88%, 10/23/2027(b)		5,100	4,514
8.88%, 10/23/2027(a)		1,000	885
7.88%, 1/23/2028(b)		2,300	1,927

			15,292

Egypt — 2.7%
Arab Republic of Egypt
6.13%, 1/31/2022(b)		2,200	2,156
5.88%, 6/11/2025(b)		3,619	3,298
7.50%, 1/31/2027(b)		5,100	4,915
8.50%, 1/31/2047(b)		2,069	1,885
7.90%, 2/21/2048(b)		10,184	8,860

			21,114

El Salvador — 2.1%
Republic of El Salvador
7.38%, 12/1/2019(b)		4,622	4,643
7.75%, 1/24/2023(b)		2,550	2,595
5.88%, 1/30/2025(b)		2,950	2,677
6.38%, 1/18/2027(b)		1,584	1,435
8.25%, 4/10/2032(b)		4,119	4,083
7.63%, 2/1/2041(b)		1,542	1,417

			16,850

Ethiopia — 0.9%
Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024(b)		7,832	7,382

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
FOREIGN GOVERNMENT SECURITIES — continued
Gabon — 1.0%
Gabonese Republic
6.38%, 12/12/2024(b)		5,500	4,819
6.95%, 6/16/2025(b)		3,800	3,349

			8,168

Georgia — 0.1%
Republic of Georgia 6.88%, 4/12/2021(b)		1,000	1,045

Ghana — 0.5%
Republic of Ghana 8.63%, 6/16/2049(b)		4,800	4,242

Honduras — 1.5%
Republic of Honduras
8.75%, 12/16/2020(b)		5,318	5,650
6.25%, 1/19/2027(b)		6,213	6,035

			11,685

Hungary — 2.1%
Republic of Hungary
5.75%, 11/22/2023		7,444	7,924
5.38%, 3/25/2024		8,440	8,921

			16,845

Indonesia — 1.1%
Republic of Indonesia
3.38%, 4/15/2023(b)		1,300	1,246
6.63%, 2/17/2037(b)		5,300	5,980
6.75%, 1/15/2044(b)		1,249	1,446

			8,672

Iraq — 1.4%
Republic of Iraq
6.75%, 3/9/2023(b)		4,230	4,072
5.80%, 1/15/2028(b)		7,891	7,141

			11,213

Ivory Coast — 0.8%
Republic of Cote d’Ivoire
5.75%, 12/31/2032(b)(c)		3,493	3,082
6.63%, 3/22/2048(b)	EUR	3,000	2,934

			6,016

Jamaica — 1.7%
Jamaica Government International Bond
8.00%, 6/24/2019		1,088	1,109
9.25%, 10/17/2025		1,759	2,126
8.00%, 3/15/2039		6,559	7,461
7.88%, 7/28/2045		2,700	3,051

			13,747

Jordan — 0.8%
Kingdom of Jordan
5.75%, 1/31/2027(b)		1,364	1,256
7.38%, 10/10/2047(b)		5,914	5,212

			6,468

Kazakhstan — 0.7%
Republic of Kazakhstan
5.13%, 7/21/2025(b)		3,200	3,336
4.88%, 10/14/2044(b)		2,500	2,375

			5,711

Kenya — 1.0%
Republic of Kenya
6.88%, 6/24/2024(b)		7,000	6,562
7.25%, 2/28/2028(b)		1,788	1,598

			8,160

Lebanon — 2.6%
Republic of Lebanon
6.38%, 3/9/2020		7,796	7,367
8.25%, 4/12/2021(b)		8,249	7,682
6.00%, 1/27/2023(b)		2,664	2,191
6.65%, 11/3/2028(b)		4,684	3,443

			20,683

Macedonia, the Former Yugoslav Republic of — 0.5%
Republic of Macedonia
2.75%, 1/18/2025(b)	EUR	2,100	2,306
2.75%, 1/18/2025(a)	EUR	1,603	1,760

			4,066

Mexico — 0.7%
United Mexican States
3.38%, 2/23/2031	EUR	2,060	2,527
4.60%, 1/23/2046		700	602
4.60%, 2/10/2048		3,100	2,666

			5,795

Mongolia — 1.2%
Mongolia Government International Bond 10.88%, 4/6/2021(b)		8,783	9,595

Nigeria — 2.7%
Federal Republic of Nigeria
7.63%, 11/21/2025(a)		2,840	2,727
6.50%, 11/28/2027(b)		5,600	4,858
7.14%, 2/23/2030(b)		809	707
8.75%, 1/21/2031(a)		3,940	3,787
7.70%, 2/23/2038(a)		4,578	3,943
7.63%, 11/28/2047(a)		4,510	3,805
9.25%, 1/21/2049(a)		2,030	1,959

			21,786

Oman — 1.7%
Oman Government International Bond
3.63%, 6/15/2021(b)		763	742
4.75%, 6/15/2026(b)		7,700	6,930
5.38%, 3/8/2027(b)		2,700	2,481
6.75%, 1/17/2048(b)		3,898	3,396

			13,549

Pakistan — 1.7%
Republic of Pakistan 7.25%, 4/15/2019(b)		13,397	13,397

Panama — 1.9%
Republic of Panama
9.38%, 4/1/2029		5,550	7,641
6.70%, 1/26/2036		2,500	3,014
4.30%, 4/29/2053		5,150	4,631

			15,286

Paraguay — 1.3%
Paraguay Government International Bond
4.70%, 3/27/2027(b)		1,500	1,455
5.60%, 3/13/2048(b)		836	792
Republic of Paraguay
5.00%, 4/15/2026(b)		800	792
6.10%, 8/11/2044(b)		7,352	7,334

			10,373

Peru — 0.2%
Republic of Peru 5.94%, 2/12/2029(b)	PEN	6,060	1,791

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
FOREIGN GOVERNMENT SECURITIES — continued
Philippines — 0.8%
Republic of Philippines 7.75%, 1/14/2031		4,550	6,018

Romania — 1.5%
Republic of Romania
6.75%, 2/7/2022(b)		5,266	5,635
4.88%, 1/22/2024(b)		3,058	3,092
5.13%, 6/15/2048(b)		3,800	3,482

			12,209

Russia — 1.7%
Russian Federation
4.88%, 9/16/2023(b)		2,000	2,027
5.88%, 9/16/2043(b)		11,400	11,799

			13,826

Saudi Arabia — 0.3%
Kingdom of Saudi Arabia 5.00%, 4/17/2049(b)		2,077	1,998

Senegal — 0.5%
Republic of Senegal
6.75%, 3/13/2048(a)		3,845	3,172
6.75%, 3/13/2048(b)		700	578

			3,750

Serbia — 1.3%
Republic of Serbia
4.88%, 2/25/2020(b)		3,800	3,829
7.25%, 9/28/2021(b)		5,800	6,220

			10,049

South Africa — 2.1%
Republic of South Africa
5.50%, 3/9/2020		3,400	3,434
4.30%, 10/12/2028		700	605
5.00%, 10/12/2046		5,600	4,557
8.75%, 2/28/2048	ZAR	125,400	8,095

			16,691

Sri Lanka — 1.9%
Republic of Sri Lanka
6.25%, 10/4/2020(b)		4,884	4,689
5.88%, 7/25/2022(b)		2,500	2,297
5.75%, 4/18/2023(b)		1,000	895
6.85%, 11/3/2025(b)		3,800	3,430
6.83%, 7/18/2026(b)		4,460	3,986

			15,297

Tajikistan — 0.4%
Republic of Tajikistan International Bond
7.13%, 9/14/2027(b)		3,000	2,606
7.13%, 9/14/2027(a)		910	791

			3,397

Turkey — 2.2%
Republic of Turkey
3.25%, 3/23/2023		15,152	13,012
5.20%, 2/16/2026	EUR	2,680	2,973
4.88%, 4/16/2043		2,300	1,619

			17,604

Ukraine — 3.2%
Republic of Ukraine
7.75%, 9/1/2019(b)		1,152	1,138
7.75%, 9/1/2020(b)		6,500	6,289
8.99%, 2/1/2024(a)		3,000	2,828
7.75%, 9/1/2024(b)		3,300	2,941
7.75%, 9/1/2025(b)		1,498	1,311
7.38%, 9/25/2032(b)		6,834	5,518
0.00%, 5/31/2040(b)		9,780	5,439

			25,464

Uruguay — 2.4%
Republic of Uruguay
7.88%, 1/15/2033		4,346	5,590
5.10%, 6/18/2050		3,183	2,992
4.98%, 4/20/2055		11,740	10,707

			19,289

Venezuela, Bolivarian Republic of — 0.5%
Republic of Venezuela
7.75%, 10/13/2019(b)(d)		1,572	362
6.00%, 12/9/2020(b)(d)		1,300	288
12.75%, 8/23/2022(b)(d)		1,900	446
9.00%, 5/7/2023(b)(d)		1,437	323
8.25%, 10/13/2024(b)(d)		2,910	691
7.65%, 4/21/2025(b)(d)		2,013	453
11.75%, 10/21/2026(b)(d)		1,940	477
9.25%, 5/7/2028(b)(d)		4,130	950

			3,990

Vietnam — 0.1%
Republic of Vietnam 6.75%, 1/29/2020(b)		1,000	1,031

Zambia — 0.3%
Republic of Zambia 8.97%, 7/30/2027(b)		3,176	2,358

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $598,204)			565,974

CORPORATE BONDS — 25.0%
Argentina — 0.2%
Pampa Energia SA 7.38%, 7/21/2023(b)		1,352	1,247

Azerbaijan — 1.6%
Southern Gas Corridor CJSC 6.88%, 3/24/2026(b)		2,467	2,580
State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030(b)		9,706	9,937

			12,517

Bahrain — 0.7%
Oil and Gas Holding Co. BSCC (The)
7.63%, 11/7/2024(a)		2,100	2,121
8.38%, 11/7/2028(a)		3,700	3,670

			5,791

Brazil — 1.7%
Caixa Economica Federal (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.55%), 7.25%, 7/23/2024(b)(e)		7,700	7,777
Cemig Geracao e Transmissao SA 9.25%, 12/5/2024(a)		2,800	2,974

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Brazil — continued
Petrobras Global Finance BV 6.00%, 1/27/2028	2,150	2,019
Votorantim Cimentos International SA 7.25%, 4/5/2041(b)	937	940

		13,710

Chile — 0.7%
Empresa Nacional del Petroleo
3.75%, 8/5/2026(b)	3,000	2,737
5.25%, 11/6/2029(a)	3,230	3,181

		5,918

China — 0.9%
Chinalco Capital Holdings Ltd. 4.00%, 8/25/2021(b)	2,800	2,690
CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027(b)	2,600	2,414
Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026(b)	2,600	2,494

		7,598

Colombia — 0.5%
Ecopetrol SA 5.88%, 9/18/2023	3,850	4,004

Croatia — 0.3%
Hrvatska Elektroprivreda 5.88%, 10/23/2022(b)	2,000	2,077

Ecuador — 0.7%
Petroamazonas EP
4.63%, 2/16/2020(b)	2,700	2,620
4.63%, 11/6/2020(a)	3,480	3,255

		5,875

Georgia — 0.1%
Georgian Railway JSC 7.75%, 7/11/2022(b)	1,000	1,035

Hong Kong — 0.4%
King Power Capital Ltd. 5.63%, 11/3/2024(b)	2,800	2,934

Hungary — 0.3%
MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020(b)	2,000	2,082

India — 0.5%
IDBI Bank Ltd. 3.75%, 1/25/2019(b)	3,800	3,792

Indonesia — 3.1%
Indonesia Asahan Aluminium Persero PT
5.71%, 11/15/2023(a)	4,300	4,377
6.53%, 11/15/2028(a)	1,975	2,034
6.76%, 11/15/2048(a)	4,749	4,685
Minejesa Capital BV 4.63%, 8/10/2030(a)	3,373	2,964
Pertamina Persero PT
6.50%, 5/27/2041(b)	3,100	3,162
6.45%, 5/30/2044(b)	3,100	3,150
Perusahaan Listrik Negara PT
4.13%, 5/15/2027(b)	2,600	2,366
6.15%, 5/21/2048(a)	2,400	2,346

		25,084

Kazakhstan — 2.0%
Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042(b)	1,569	1,616
Kazakhstan Temir Zholy National Co. JSC 4.85%, 11/17/2027(a)	3,629	3,451
KazMunayGas National Co. JSC
4.40%, 4/30/2023(b)	3,491	3,409
4.75%, 4/19/2027(b)	2,000	1,904
5.75%, 4/19/2047(b)	3,000	2,722
6.38%, 10/24/2048(a)	3,360	3,236

		16,338

Mexico — 4.6%
Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022(a)(e)(f)(g)	1,794	1,677
Banco Nacional de Comercio Exterior SNC 4.38%, 10/14/2025(b)	1,500	1,412
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026(a)(e)	2,010	1,893
Cometa Energia SA de CV 6.38%, 4/24/2035(a)	5,577	5,165
Mexico City Airport Trust
3.88%, 4/30/2028(b)	256	200
5.50%, 10/31/2046(b)	700	522
5.50%, 7/31/2047(b)	1,544	1,150
Petroleos Mexicanos 5.50%, 1/21/2021	7,500	7,455
(ICE LIBOR USD 3 Month + 3.65%), 5.98%, 3/11/2022(e)	3,771	3,788
5.38%, 3/13/2022	4,578	4,477
6.50%, 3/13/2027	3,705	3,466
6.50%, 1/23/2029(a)	2,210	2,031
6.75%, 9/21/2047	4,364	3,611

		36,847

Morocco — 0.5%
OCP SA 6.88%, 4/25/2044(b)	3,810	3,848

Panama — 0.2%
Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048(a)	1,950	1,891

Peru — 1.2%
Fondo MIVIVIENDA SA 3.50%, 1/31/2023(b)	2,900	2,759
Nexa Resources Peru SAA 4.63%, 3/28/2023(b)	3,221	3,112
Petroleos del Peru SA 4.75%, 6/19/2032(a)	3,700	3,432

		9,303

Russia — 0.6%
Russian Agricultural Bank OJSC 8.50%, 10/16/2023(b)	2,490	2,481
Vnesheconombank Via VEB Finance plc 5.94%, 11/21/2023(b)	2,197	2,137

		4,618

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
South Africa — 2.0%
Eskom Holdings SOC Ltd.
5.75%, 1/26/2021(b)		6,926	6,517
6.75%, 8/6/2023(b)		1,500	1,373
7.13%, 2/11/2025(b)		2,315	2,117
8.45%, 8/10/2028(a)		4,700	4,406
Transnet SOC Ltd. 4.00%, 7/26/2022(b)		1,300	1,213

			15,626

Trinidad and Tobago — 0.5%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/2019(b)		3,981	3,846

Tunisia — 0.5%
Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(a)	EUR	3,500	3,789

Ukraine — 0.8%
State Savings Bank of Ukraine
9.38%, 3/10/2023(b)(c)		4,235	4,180
9.63%, 3/20/2025(b)(c)		2,600	2,456

			6,636

Venezuela, Bolivarian Republic of — 0.4%
Petroleos de Venezuela SA
8.50%, 10/27/2020(b)		1,123	1,043
9.00%, 11/17/2021(b)(d)		1,510	289
12.75%, 2/17/2022(b)(d)		1,900	375
5.38%, 4/12/2027(b)(d)		8,606	1,364
9.75%, 5/17/2035(b)(d)		1,880	372
5.50%, 4/12/2037(b)(d)		980	158

			3,601

TOTAL CORPORATE BONDS (COST $211,344)			200,007

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Notes 1.25%, 3/31/2019(Cost $677)		680	677

		Shares (000)
SHORT-TERM INVESTMENTS — 4.5%
INVESTMENT COMPANIES — 4.5%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.30%(h)(i)(Cost $35,658)		35,654	35,657

Total Investments — 100.4% (Cost $845,883)			802,315
Liabilities in Excess of Other Assets — (0.4%)			(3,423)

Net Assets — 100.0%			798,892

Percentages indicated are based on net assets.

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Abbreviations

CJSC	Closed joint stock company
EUR	Euro
ICE	Intercontinental Exchange
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
PEN	Peru Nuevo SoI
PT	Limited liability company
USD	United States Dollar
ZAR	South African Rand
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2018.
(d)	Defaulted security.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2018.
(g)	Security is an interest bearing note with preferred security characteristics.
(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of November 30, 2018.

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Forward foreign currency exchange contracts outstanding as of November 30, 2018 (amounts in thousands):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
ARS	94,723	USD	2,287	BNP Paribas**	12/4/2018	223
USD	829	ARS	30,673	Barclays Bank plc**	12/4/2018	16
USD	1,738	ARS	64,050	BNP Paribas**	12/4/2018	41
CLP	286,571	USD	424	Goldman Sachs International**	12/19/2018	3
KRW	4,178,659	USD	3,701	Goldman Sachs International**	12/19/2018	32
KRW	518,713	USD	462	Merrill Lynch International**	12/19/2018	1
ARS	84,295	USD	2,120	BNP Paribas**	12/28/2018	39
CLP	6,131,806	USD	9,115	Merrill Lynch International**	12/28/2018	15
EUR	13,547	USD	15,349	HSBC Bank, NA	12/28/2018	26
TRY	58,160	USD	8,782	Merrill Lynch International	12/28/2018	2,215
USD	712	ARS	27,296	Barclays Bank plc**	12/28/2018	13
USD	1,492	ARS	56,998	BNP Paribas**	12/28/2018	32
USD	9,602	BRL	34,912	Citibank, NA**	12/28/2018	585
USD	9,422	CLP	6,184,068	Credit Suisse International**	12/28/2018	214
USD	9,476	CLP	6,256,592	Goldman Sachs International**	12/28/2018	160
USD	27,561	COP	84,309,303	Credit Suisse International**	12/28/2018	1,529
USD	1,109	EUR	967	Australia & New Zealand Banking Group Ltd.	12/28/2018	12
USD	1,298	EUR	1,125	Barclays Bank plc	12/28/2018	22
USD	3,952	EUR	3,464	National Australia Bank Ltd.	12/28/2018	20
USD	10,059	EUR	8,738	Royal Bank of Canada	12/28/2018	141
USD	1,471	RUB	96,808	BNP Paribas**	12/28/2018	33
USD	7,715	RUB	512,341	Standard Chartered Bank**	12/28/2018	102
ZAR	60,767	USD	4,336	Standard Chartered Bank	12/28/2018	36
AUD	5,657	USD	4,090	HSBC Bank, NA	1/18/2019	48
CLP	3,132,756	USD	4,629	Goldman Sachs International**	1/18/2019	37
EUR	3,667	HUF	1,180,400	Citibank, NA	1/18/2019	23
HUF	1,198,486	EUR	3,698	Citibank, NA	1/18/2019	5
IDR	62,179,157	USD	4,285	Standard Chartered Bank**	1/18/2019	31
PLN	15,774	EUR	3,631	Citibank, NA	1/18/2019	36
RUB	272,365	USD	4,019	Credit Suisse International**	1/18/2019	16
THB	137,895	USD	4,185	HSBC Bank, NA	1/18/2019	16
TRY	11,194	USD	2,058	Barclays Bank plc	1/18/2019	33
TRY	11,500	USD	2,032	Citibank, NA	1/18/2019	117
USD	4,246	CLP	2,846,185	Citibank, NA**	1/18/2019	7
USD	8,348	CNH	57,900	Goldman Sachs International**	1/18/2019	30
USD	3,997	MXN	81,387	Citibank, NA	1/18/2019	27
USD	4,155	MXN	85,177	Goldman Sachs International	1/18/2019	– (a)
USD	4,100	RUB	272,365	Citibank, NA**	1/18/2019	64
BRL	30,605	USD	7,792	Goldman Sachs International**	3/29/2019	62

Total unrealized appreciation						6,062

USD	421	CLP	286,571	Goldman Sachs International**	12/19/2018	(6)
USD	4,182	KRW	4,697,372	Citibank, NA**	12/19/2018	(14)
BRL	30,605	USD	8,124	Citibank, NA**	12/28/2018	(220)
BRL	34,912	USD	9,245	Goldman Sachs International**	12/28/2018	(229)
CLP	6,308,853	USD	9,499	Credit Suisse International**	12/28/2018	(104)
COP	27,416,314	USD	9,094	Citibank, NA**	12/28/2018	(629)
COP	28,615,036	USD	9,499	Credit Suisse International**	12/28/2018	(664)

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
COP	28,277,953	USD	9,235	Goldman Sachs International**	12/28/2018	(504)
EUR	747	USD	856	Deutsche Bank AG	12/28/2018	(8)
RUB	609,149	USD	9,235	Goldman Sachs International**	12/28/2018	(184)
USD	7,842	BRL	30,605	Goldman Sachs International**	12/28/2018	(62)
USD	9,179	TRY	58,160	HSBC Bank, NA	12/28/2018	(1,818)
USD	4,216	ZAR	60,767	HSBC Bank, NA	12/28/2018	(156)
CNH	29,411	USD	4,234	Goldman Sachs International**	1/18/2019	(9)
EUR	3,663	PLN	15,774	State Street Corp.	1/18/2019	(1)
USD	4,524	CLP	3,051,426	Goldman Sachs International**	1/18/2019	(21)
USD	63	HUF	18,086	TD Bank Financial Group	1/18/2019	– (a)
USD	4,185	IDR	62,179,157	Citibank, NA**	1/18/2019	(132)
USD	3,705	KRW	4,178,659	Goldman Sachs International**	1/18/2019	(31)
USD	444	KRW	499,677	Merrill Lynch International**	1/18/2019	(3)
USD	4,176	THB	137,895	HSBC Bank, NA	1/18/2019	(25)
ZAR	55,930	USD	4,078	TD Bank Financial Group	1/18/2019	(65)
USD	15,479	EUR	13,547	HSBC Bank, NA	3/29/2019	(18)
USD	2,594	EUR	2,274	Societe Generale	3/29/2019	(7)
USD	4,288	ZAR	60,767	Standard Chartered Bank	3/29/2019	(35)

Total unrealized depreciation						(4,945)

Net unrealized appreciation						1,117

Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNH	China Renminbi
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KRW	Korean Republic Won
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
(a)	Amount rounds to less than one thousand.

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Over the Counter (“OTC”) Credit default swap contracts outstanding - buy protection(1) as of November 30, 2018 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2023	1.49	USD 23,000	542	(72)	470

							542	(72)	470

Republic of Peru, 8.75%, 11/21/2033	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.92	USD 54,400	(353)	32	(321)

							(353)	32	(321)

							189	(40)	149

OTC Credit default swap contracts outstanding - sell protection(2) as of November 30, 2018 (amounts in thousands):

Reference Obligation/Index	Financing Rate Received by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.69	USD 54,400	999	(109)	890

							999	(109)	890

(1)	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(2)	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(3)	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(4)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(5)	Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations

USD	United States Dollar

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Summary of total swap contracts outstanding as of November 30, 2018 (amounts in thousands):

	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	542	470
OTC Credit default swap contracts outstanding - sell protection	999	890

Total OTC swap contracts outstanding	1,541	1,360

Liabilities
OTC Credit default swap contracts outstanding - buy protection	(353)	(321)

Total OTC swap contracts outstanding	(353)	(321)

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values or NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The following tables represent each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$35,657	766,658	—	$802,315

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts (a)	$—	$6,062	$—	$6,062
Swaps (a)	—	32	—	32

Total Appreciation in Other Financial Instruments	$—	$6,094	$—	$6,094

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts (a)	$—	$(4,945)	$—	$(4,945)
Swaps (a)	—	(181)	—	(181)

Total Depreciation in Other Financial Instruments	$—	$(5,126)	$—	$(5,126)

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the period ended November 30, 2018.

B. Derivatives — The Fund used derivative instruments including forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes (1) — (2) below describe the various derivatives used by the Fund.

(1). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(2). Swaps — The Fund engaged in various swap transactions, including interest rate, credit default, index, price locks, spread locks and total return swaps, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”), that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Upfront payments made and/or received are recorded as assets or liabilities, respectively and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable Forward Foreign Currency Exchange Contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as Restricted cash. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management service to the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund may be required to post or receive collateral for OTC Swaps.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments(a)	Principal Amount ($000)	Value ($000)
U.S. GOVERNMENT AGENCY SECURITIES — 74.4%
FFCB
(Federal Reserve Bank Prime Loan Rate US - 2.96%), 2.30%, 12/3/2018(b)	25,000	25,000
(US Federal Funds Effective Rate (continuous series) + 0.10%), 2.30%, 12/3/2018(b)	75,000	75,000
(Federal Reserve Bank Prime Loan Rate US - 2.91%), 2.34%, 12/3/2018(b)	24,997	24,997
(US Treasury 3 Month Bill Money Market Yield + 0.10%), 2.48%, 12/3/2018(b)	24,999	24,999
(US Treasury 3 Month Bill Money Market Yield + 0.19%), 2.57%, 12/3/2018(b)	23,000	23,000
(Federal Reserve Bank Prime Loan Rate US - 2.96%), 2.29%, 12/18/2018(b)	50,000	50,000
(ICE LIBOR USD 3 Month - 0.21%), 2.41%, 2/10/2019(b)	33,000	33,000
(US Federal Funds Effective Rate (continuous series) + 0.11%), 2.31%, 2/13/2019(b)	42,000	41,991
(Federal Reserve Bank Prime Loan Rate US - 2.93%), 2.32%, 2/27/2019(b)	25,000	25,000
DN, 2.43%, 4/8/2019(c)	25,000	24,786
DN, 2.43%, 4/10/2019(c)	50,000	49,565
FHLB
(ICE LIBOR USD 1 Month - 0.12%), 2.18%, 12/3/2018(b)	25,000	25,000
(3 Month Treasury Bill Rate + 0.07%), 2.49%, 12/3/2018(b)	25,000	25,000
DN, 2.18%, 12/6/2018(c)	17,000	16,996
DN, 2.12%, 12/7/2018(c)	223,900	223,821
(ICE LIBOR USD 1 Month - 0.07%), 2.25%, 12/9/2018(b)	25,000	25,000
(ICE LIBOR USD 1 Month - 0.09%), 2.23%, 12/11/2018(b)	25,000	25,000
DN, 2.13%, 12/12/2018(c)	100,000	99,935
(ICE LIBOR USD 1 Month - 0.09%), 2.23%, 12/12/2018(b)	28,000	28,000
DN, 2.14%, 12/14/2018(c)	100,000	99,923
(ICE LIBOR USD 1 Month - 0.09%), 2.22%, 12/16/2018(b)	40,000	40,000
DN, 2.18%, 12/17/2018(c)	46,500	46,455
DN, 2.20%, 12/18/2018(c)	173,750	173,570
DN, 2.20%, 12/19/2018(c)	100,000	99,890
(ICE LIBOR USD 1 Month - 0.07%), 2.24%, 12/22/2018(b)	25,000	25,000
(ICE LIBOR USD 1 Month - 0.12%), 2.20%, 12/24/2018(b)	25,000	25,000
(ICE LIBOR USD 1 Month - 0.09%), 2.23%, 12/25/2018(b)	25,000	25,000
(ICE LIBOR USD 1 Month - 0.12%), 2.20%, 12/26/2018(b)	69,999	69,999
DN, 2.23%, 12/26/2018(c)	100,000	99,845
(ICE LIBOR USD 1 Month - 0.10%), 2.23%, 12/27/2018(b)	30,000	30,000
DN, 2.27%, 12/28/2018(c)	140,065	139,827
DN, 2.26%, 1/11/2019(c)	124,400	124,081
DN, 2.35%, 1/23/2019(c)	100,000	99,655
DN, 2.33%, 1/25/2019(c)	185,000	184,345
DN, 2.39%, 2/19/2019(c)	29,370	29,215
(ICE LIBOR USD 3 Month - 0.25%), 2.40%, 2/20/2019(b)	49,000	49,000
DN, 2.24%, 3/1/2019(c)	100,000	99,442
DN, 2.38%, 3/20/2019(c)	100,000	99,284

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $2,425,621)		2,425,621

U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Treasury Notes
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.43%, 1/31/2019(b)	24,998	24,998
1.25%, 4/30/2019	50,000	49,755

TOTAL U.S. TREASURY OBLIGATIONS (Cost $74,753)		74,753

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
SHORT-TERM INVESTMENTS — 22.9%
U.S. TREASURY OBLIGATIONS — 22.9%
U.S. Treasury Bills
2.11%, 12/6/2018(c)	142,500	142,458
2.21%, 12/11/2018(c)	100,000	99,939
2.13%, 12/13/2018(c)	100,000	99,929
2.26%, 12/26/2018(c)	115,000	114,819
2.25%, 1/2/2019(c)	100,000	99,801
2.16%, 1/17/2019(c)	90,000	89,749
2.18%, 1/31/2019(c)	100,000	99,635

TOTAL U.S. TREASURY OBLIGATIONS (Cost $746,330)		746,330

TOTAL SHORT-TERM INVESTMENTS (Cost $746,330)		746,330

Total Investments — 99.6% (Cost $3,246,704)*		3,246,704
Other Assets Less Liabilities — 0.4%		13,288

Net Assets — 100.0%		3,259,992

Percentages indicated are based on net assets.

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
USD	United States Dollar
(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(c)	The rate shown is the effective yield as of November 30, 2018.
*	The cost of securities is substantially the same for federal income tax purposes.

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (‘GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Fund.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following is a summary of the inputs used as of November 30, 2018, in valuing the Fund’s assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,246,704	$—	$3,246,704

(a)

All portfolio holdings designated as level 2 are disclosed individually on the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

There were no transfers among any levels during the period ended November 30, 2018.

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — 34.8%
Aerospace & Defense — 0.5%
Arconic, Inc.
5.90%, 2/1/2027	406,000	389,760
6.75%, 1/15/2028	28,000	27,160
5.95%, 2/1/2037	300,000	282,000
Bombardier, Inc. (Canada)
8.75%, 12/1/2021(a)	350,000	360,937
6.00%, 10/15/2022(a)	130,000	123,188
7.50%, 3/15/2025(a)	229,000	217,550
TransDigm, Inc.
5.50%, 10/15/2020	100,000	99,969
6.00%, 7/15/2022	126,000	126,158
6.38%, 6/15/2026	130,000	126,898
Triumph Group, Inc.
4.88%, 4/1/2021	90,000	83,475
5.25%, 6/1/2022	50,000	44,875
7.75%, 8/15/2025(b)	30,000	27,600

		1,909,570

Air Freight & Logistics — 0.0%(c)
XPO Logistics, Inc. 6.13%, 9/1/2023(a)(b)	125,000	125,781

Airlines — 0.0%(c)
United Continental Holdings, Inc.
4.25%, 10/1/2022	55,000	54,244
5.00%, 2/1/2024	65,000	63,862

		118,106

Auto Components — 0.9%
Allison Transmission, Inc.
5.00%, 10/1/2024(a)	300,000	288,375
4.75%, 10/1/2027(a)	100,000	90,000
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025(b)	799,000	743,070
6.25%, 3/15/2026(b)	24,000	21,780
6.50%, 4/1/2027	100,000	90,750
Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026(a)	380,000	345,800
Dana Financing Luxembourg SARL 6.50%, 6/1/2026(a)(b)	500,000	486,250
Delphi Technologies plc 5.00%, 10/1/2025(a)	215,000	186,244
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023(b)	95,000	93,812
5.00%, 5/31/2026(b)	169,000	154,213
4.88%, 3/15/2027	53,000	47,634
Icahn Enterprises LP
6.25%, 2/1/2022	55,000	55,894
6.38%, 12/15/2025	237,000	234,037
IHO Verwaltungs GmbH (Germany) 4.50% (Cash), 9/15/2023(a)(d)	200,000	186,000
JB Poindexter & Co., Inc. 7.13%, 4/15/2026(a)	60,000	57,150
Tenneco, Inc.
5.38%, 12/15/2024	100,000	88,750
5.00%, 7/15/2026	115,000	92,575

		3,262,334

Automobiles — 0.1%
General Motors Co. 6.25%, 10/2/2043	220,000	201,670
Jaguar Land Rover Automotive plc (United Kingdom) 4.50%, 10/1/2027(a)	237,000	174,787

		376,457

Banks — 1.7%
Australia & New Zealand Banking Group Ltd. (Australia) (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026(a)(e)(f)(g)	900,000	897,750
Bank of America Corp.
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025(e)(f)(g)	252,000	254,205
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026(e)(f)(g)	34,000	35,445
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028(e)(f)(g)	500,000	477,500
Barclays plc (United Kingdom) 4.84%, 5/9/2028	320,000	288,814
CIT Group, Inc. 5.25%, 3/7/2025	44,000	44,211
Citigroup, Inc.
Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020(e)(f)(g)	43,000	43,645
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023(e)(f)(g)	15,000	14,733
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024(e)(f)(g)	200,000	194,000
Credit Agricole SA (France) (USD Swap Semi 5 Year + 6.19%), 8.13%, 12/23/2025(a)(e)(f)(g)	200,000	207,858
HSBC Holdings plc (United Kingdom) (USD ICE Swap Rate 5 Year + 4.37%), 6.38%, 3/30/2025(e)(f)(g)	800,000	764,000
ING Groep NV (Netherlands) (USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022(e)(f)(g)(h)	900,000	900,000
Royal Bank of Scotland Group plc (United Kingdom) (USD Swap Semi 5 Year + 7.60%), 8.63%, 8/15/2021(e)(f)(g)	500,000	515,000
6.10%, 6/10/2023	192,000	195,163
6.00%, 12/19/2023(b)	440,000	442,534

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Banks — continued
Skandinaviska Enskilda Banken AB (Sweden) (USD Swap Semi 5 Year + 3.49%), 5.63%, 5/13/2022(e)(f)(g)(h)	400,000	382,000
Societe Generale SA (France) (USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025(a)(e)(f)(g)	200,000	200,500
Standard Chartered plc (United Kingdom) (USD Swap Semi 5 Year + 6.30%), 7.50%, 4/2/2022(a)(e)(f)(g)	500,000	500,625
State Savings Bank of Ukraine (Ukraine) 9.38%, 3/10/2023(h)(i)	200,000	197,400
UBS Group Funding Switzerland AG (Switzerland) (USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025(e)(f)(g)(h)	250,000	256,875

		6,812,258

Beverages — 0.0%(c)
Cott Holdings, Inc. (Canada) 5.50%, 4/1/2025(a)	110,000	106,150

Building Products — 0.4%
American Woodmark Corp. 4.88%, 3/15/2026(a)(b)	260,000	235,950
James Hardie International Finance DAC (Ireland) 5.00%, 1/15/2028(a)	300,000	267,750
JELD-WEN, Inc. 4.63%, 12/15/2025(a)	125,000	111,875
Masonite International Corp. 5.75%, 9/15/2026(a)	31,000	29,257
PGT Escrow Issuer, Inc. 6.75%, 8/1/2026(a)(b)	54,000	54,540
Standard Industries, Inc.
6.00%, 10/15/2025(a)	220,000	214,500
4.75%, 1/15/2028(a)	297,000	259,875
Summit Materials LLC
6.13%, 7/15/2023	69,000	68,569
5.13%, 6/1/2025(a)	125,000	113,437

		1,355,753

Capital Markets — 0.6%
Credit Suisse Group AG (Switzerland)
(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023(a)(e)(f)(g)	1,000,000	1,017,500
(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024(a)(e)(f)(g)	250,000	237,697
Goldman Sachs Group, Inc. (The)
Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020(e)(f)(g)	95,000	95,000
Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022(e)(f)(g)	1,000,000	882,500
LPL Holdings, Inc. 5.75%, 9/15/2025(a)	85,000	80,538

		2,313,235

Chemicals — 0.9%
Ashland LLC 4.75%, 8/15/2022(i)	210,000	208,425
Chemours Co. (The)
6.63%, 5/15/2023(b)	165,000	167,475
7.00%, 5/15/2025	80,000	80,700
Cornerstone Chemical Co. 6.75%, 8/15/2024(a)	61,000	57,645
CVR Partners LP 9.25%, 6/15/2023(a)	439,000	461,082
FXI Holdings, Inc. 7.88%, 11/1/2024(a)	96,000	85,800
Gates Global LLC 6.00%, 7/15/2022(a)(b)	280,000	278,600
GCP Applied Technologies, Inc. 5.50%, 4/15/2026(a)	255,000	244,162
Huntsman International LLC
4.88%, 11/15/2020	65,000	65,650
5.13%, 11/15/2022(b)	200,000	203,602
INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024(a)	450,000	418,500
Ingevity Corp. 4.50%, 2/1/2026(a)	17,000	15,682
Koppers, Inc. 6.00%, 2/15/2025(a)	65,000	58,175
NOVA Chemicals Corp. (Canada)
4.88%, 6/1/2024(a)	310,000	288,300
5.25%, 6/1/2027(a)(b)	75,000	68,719
Nufarm Australia Ltd. (Australia) 5.75%, 4/30/2026(a)	3,000	2,805
Rain CII Carbon LLC 7.25%, 4/1/2025(a)	150,000	138,750
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/2023	135,000	136,687
5.25%, 12/15/2026	195,000	182,325
Trinseo Materials Operating SCA 5.38%, 9/1/2025(a)	97,000	85,603
Tronox Finance plc 5.75%, 10/1/2025(a)	24,000	20,340
Tronox, Inc. 6.50%, 4/15/2026(a)	74,000	64,010
Valvoline, Inc. 4.38%, 8/15/2025	15,000	13,819

		3,346,856

Commercial Services & Supplies — 0.6%
ACCO Brands Corp. 5.25%, 12/15/2024(a)	180,000	166,050
ADT Security Corp. (The) 4.13%, 6/15/2023	314,000	292,805
Aramark Services, Inc. 5.00%, 2/1/2028(a)	386,000	366,700

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Commercial Services & Supplies — continued
Brink’s Co. (The) 4.63%, 10/15/2027(a)	105,000	96,600
Covanta Holding Corp. 5.88%, 3/1/2024	55,000	53,006
Garda World Security Corp. (Canada) 8.75%, 5/15/2025(a)	551,000	502,788
Nielsen Co. Luxembourg SARL (The)
5.50%, 10/1/2021(a)	185,000	185,636
5.00%, 2/1/2025(a)	135,000	131,625
Nielsen Finance LLC 5.00%, 4/15/2022(a)	70,000	68,453
Prime Security Services Borrower LLC 9.25%, 5/15/2023(a)	280,000	296,800

		2,160,463

Communications Equipment — 0.3%
CommScope Technologies LLC 6.00%, 6/15/2025(a)	860,000	796,618
CommScope, Inc. 5.50%, 6/15/2024(a)	156,000	143,894
Nokia OYJ (Finland)
4.38%, 6/12/2027	80,000	74,724
6.63%, 5/15/2039	45,000	46,409
Plantronics, Inc. 5.50%, 5/31/2023(a)	90,000	87,075
ViaSat, Inc. 5.63%, 9/15/2025(a)	25,000	23,563

		1,172,283

Construction & Engineering — 0.1%
MasTec, Inc. 4.88%, 3/15/2023	195,000	188,906
Tutor Perini Corp. 6.88%, 5/1/2025(a)(b)	238,000	228,480

		417,386

Construction Materials — 0.3%
Cemex SAB de CV (Mexico) 7.75%, 4/16/2026(a)	625,000	654,125
Martin Marietta Materials, Inc. 4.25%, 12/15/2047	310,000	247,749
US Concrete, Inc. 6.38%, 6/1/2024	79,000	74,853

		976,727

Consumer Finance — 0.6%
Ally Financial, Inc.
4.13%, 2/13/2022(b)	35,000	34,475
5.13%, 9/30/2024	128,000	129,638
4.63%, 3/30/2025	310,000	304,575
5.75%, 11/20/2025	415,000	423,819
Curo Group Holdings Corp. 8.25%, 9/1/2025(a)	311,000	259,685
FirstCash, Inc. 5.38%, 6/1/2024(a)	20,000	19,650
Ford Motor Credit Co. LLC 4.69%, 6/9/2025	200,000	185,424
General Motors Financial Co., Inc. 5.25%, 3/1/2026	270,000	265,719
ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 5.03%, 12/21/2065‡(a)(f)	300,000	248,250
Springleaf Finance Corp.
6.13%, 5/15/2022	75,000	75,000
5.63%, 3/15/2023	272,000	261,800
6.88%, 3/15/2025	205,000	192,956
7.13%, 3/15/2026	22,000	20,680

		2,421,671

Containers & Packaging — 0.6%
Ardagh Packaging Finance plc (Ireland)
7.25%, 5/15/2024(a)	600,000	606,000
6.00%, 2/15/2025(a)	825,000	768,281
Ball Corp. 4.00%, 11/15/2023	40,000	39,000
Berry Global, Inc.
5.13%, 7/15/2023	87,000	86,184
4.50%, 2/15/2026(a)	25,000	23,500
BWAY Holding Co. 5.50%, 4/15/2024(a)	100,000	95,750
Crown Americas LLC 4.75%, 2/1/2026(a)	36,000	34,697
Intertape Polymer Group, Inc. (Canada) 7.00%, 10/15/2026(a)	32,000	32,080
OI European Group BV 4.00%, 3/15/2023(a)	14,000	13,090
Owens-Brockway Glass Container, Inc. 5.38%, 1/15/2025(a)	106,000	101,495
Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	339,188	338,764
Sealed Air Corp.
5.13%, 12/1/2024(a)	100,000	97,500
5.50%, 9/15/2025(a)	55,000	54,313

		2,290,654

Distributors — 0.1%
Global Partners LP
6.25%, 7/15/2022	70,000	68,971
7.00%, 6/15/2023	69,000	67,965

		136,936

Diversified Consumer Services — 0.1%
Service Corp. International
5.38%, 1/15/2022	125,000	125,625
5.38%, 5/15/2024	100,000	100,500
7.50%, 4/1/2027	200,000	217,500
Sotheby’s 4.88%, 12/15/2025(a)	67,000	61,640

		505,265

Diversified Financial Services — 0.4%
ACE Cash Express, Inc. 12.00%, 12/15/2022(a)	87,000	85,695
CNG Holdings, Inc. 9.38%, 5/15/2020(a)	168,000	156,240

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Diversified Financial Services — continued
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	695,000	560,517
Refinitiv US Holdings, Inc.
6.25%, 5/15/2026(a)	220,000	217,112
8.25%, 11/15/2026(a)	20,000	19,050
Travelport Corporate Finance plc 6.00%, 3/15/2026(a)	75,000	74,063
Vantiv LLC 4.38%, 11/15/2025(a)	200,000	186,250
Verscend Escrow Corp. 9.75%, 8/15/2026(a)	63,000	60,638

		1,359,565

Diversified Telecommunication Services — 3.0%
Altice France SA (France) 7.38%, 5/1/2026(a)	500,000	480,000
AT&T, Inc.
4.90%, 8/15/2037(a)	190,000	172,690
4.75%, 5/15/2046	550,000	474,536
CCO Holdings LLC
5.88%, 4/1/2024(a)	680,000	685,950
5.38%, 5/1/2025(a)	265,000	260,363
5.75%, 2/15/2026(a)	551,000	551,006
5.50%, 5/1/2026(a)	182,000	177,222
5.13%, 5/1/2027(a)	1,375,000	1,302,812
5.00%, 2/1/2028(a)	677,000	630,456
CenturyLink, Inc.
Series S, 6.45%, 6/15/2021	15,000	15,337
Series T, 5.80%, 3/15/2022	10,000	9,938
Series W, 6.75%, 12/1/2023(b)	388,000	388,970
Series Y, 7.50%, 4/1/2024	27,000	27,709
5.63%, 4/1/2025	75,000	70,125
Cincinnati Bell, Inc.
7.00%, 7/15/2024(a)(b)	125,000	109,609
8.00%, 10/15/2025(a)	175,000	154,875
Cogent Communications Finance, Inc. 5.63%, 4/15/2021(a)	120,000	120,300
Consolidated Communications, Inc. 6.50%, 10/1/2022	51,000	47,557
DKT Finance ApS (Denmark) 9.38%, 6/17/2023(a)	650,000	676,000
Embarq Corp. 8.00%, 6/1/2036	333,000	312,604
Frontier Communications Corp.
10.50%, 9/15/2022	81,000	64,800
11.00%, 9/15/2025	109,000	76,845
8.50%, 4/1/2026(a)	452,000	410,222
Intelsat Jackson Holdings SA (Luxembourg)
5.50%, 8/1/2023	223,000	196,797
8.00%, 2/15/2024(a)	355,000	371,436
8.50%, 10/15/2024(a)	369,000	365,347
9.75%, 7/15/2025(a)	375,000	387,188
Intelsat Luxembourg SA (Luxembourg)
7.75%, 6/1/2021	8,000	7,540
8.13%, 6/1/2023	32,000	26,400
Level 3 Financing, Inc.
5.63%, 2/1/2023	152,000	151,924
5.38%, 1/15/2024	180,000	176,668
5.38%, 5/1/2025	30,000	29,213
5.25%, 3/15/2026	48,000	46,344
Level 3 Parent LLC 5.75%, 12/1/2022	155,000	155,000
Qwest Capital Funding, Inc. 7.75%, 2/15/2031	39,000	33,248
Qwest Corp. 7.13%, 11/15/2043	58,000	54,888
SES GLOBAL Americas Holdings GP (Luxembourg) 5.30%, 3/25/2044(a)	110,000	93,613
Sprint Capital Corp.
6.88%, 11/15/2028	48,000	46,380
8.75%, 3/15/2032	823,000	893,984
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	105,000	93,450
6.00%, 9/30/2034	56,000	47,880
7.20%, 7/18/2036	18,000	17,118
7.72%, 6/4/2038	227,000	222,460
Virgin Media Secured Finance plc (United Kingdom)
5.25%, 1/15/2026(a)	200,000	187,250
5.50%, 8/15/2026(a)	400,000	376,620
Windstream Services LLC
9.00%, 6/30/2025(a)	321,000	234,330
8.63%, 10/31/2025(a)	95,000	87,875

		11,522,879

Electric Utilities — 0.3%
Eskom Holdings SOC Ltd. (South Africa) 5.75%, 1/26/2021(h)	1,000,000	941,000
NextEra Energy Operating Partners LP
4.25%, 9/15/2024(a)	17,000	16,022
4.50%, 9/15/2027(a)	16,000	14,680
Terraform Global Operating LLC 6.13%, 3/1/2026(a)	100,000	93,690
Vistra Operations Co. LLC 5.50%, 9/1/2026(a)	101,000	99,359

		1,164,751

Electrical Equipment — 0.2%
Sensata Technologies BV 4.88%, 10/15/2023(a)	255,000	249,900
Vertiv Group Corp. 9.25%, 10/15/2024(a)	442,000	430,950

		680,850

Electronic Equipment, Instruments & Components — 0.0%(c)
CDW LLC 5.00%, 9/1/2025	173,000	168,675

Energy Equipment & Services — 0.6%
CSI Compressco LP 7.50%, 4/1/2025(a)	85,000	83,087
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	82,000	73,185

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Energy Equipment & Services — continued
Ensco plc
8.00%, 1/31/2024	26,000	23,660
5.20%, 3/15/2025	44,000	32,917
7.75%, 2/1/2026	32,000	26,400
Nabors Industries, Inc.
5.50%, 1/15/2023	47,000	41,360
5.75%, 2/1/2025	173,000	141,097
Noble Holding International Ltd.
7.75%, 1/15/2024	40,000	35,000
7.95%, 4/1/2025(i)	59,000	50,445
7.88%, 2/1/2026(a)	92,000	85,790
Oil and Gas Holding Co. BSCC (The) (Bahrain) 7.63%, 11/7/2024(a)	400,000	404,000
Precision Drilling Corp. (Canada)
6.50%, 12/15/2021	13,565	13,293
7.75%, 12/15/2023	75,000	74,250
7.13%, 1/15/2026(a)	26,000	24,115
Rowan Cos., Inc. 7.38%, 6/15/2025(b)	81,000	71,685
SESI LLC
7.13%, 12/15/2021	49,000	46,305
7.75%, 9/15/2024	23,000	20,527
Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025(a)	180,000	169,650
Transocean Pontus Ltd. 6.13%, 8/1/2025(a)	23,000	22,425
Transocean Proteus Ltd. 6.25%, 12/1/2024(a)	101,600	99,568
Transocean, Inc.
9.00%, 7/15/2023(a)	106,000	108,319
7.25%, 11/1/2025(a)	62,000	57,350
7.50%, 1/15/2026(a)	172,000	159,960
7.50%, 4/15/2031	53,000	42,665
6.80%, 3/15/2038	101,000	72,215
9.35%, 12/15/2041(i)	97,000	87,300
USA Compression Partners LP 6.88%, 4/1/2026(a)	30,000	29,288
Weatherford International LLC 9.88%, 3/1/2025(a)	53,000	34,848
Weatherford International Ltd.
4.50%, 4/15/2022	16,000	10,560
8.25%, 6/15/2023(b)	34,000	22,610
9.88%, 2/15/2024	48,000	32,160
7.00%, 3/15/2038	2,000	1,145
5.95%, 4/15/2042	89,000	49,840

		2,247,019

Entertainment — 0.4%
AMC Entertainment Holdings, Inc.
5.75%, 6/15/2025	212,000	191,860
5.88%, 11/15/2026	55,000	48,950
6.13%, 5/15/2027	57,000	50,445
Cinemark USA, Inc. 4.88%, 6/1/2023	81,000	78,772
Live Nation Entertainment, Inc. 4.88%, 11/1/2024‡(a)	345,000	333,788
Netflix, Inc.
5.88%, 2/15/2025	50,000	51,000
4.88%, 4/15/2028	400,000	369,000
5.88%, 11/15/2028(a)	50,000	49,500
Viacom, Inc.
(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057(f)	150,000	144,184
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057(f)	9,000	8,622
WMG Acquisition Corp.
4.88%, 11/1/2024(a)	100,000	96,750
5.50%, 4/15/2026(a)	325,000	315,250

		1,738,121

Equity Real Estate Investment Trusts (REITs) — 1.0%
CoreCivic, Inc.
5.00%, 10/15/2022	55,000	52,422
4.63%, 5/1/2023	30,000	27,787
CyrusOne LP
5.00%, 3/15/2024	3,000	2,977
5.38%, 3/15/2027	118,000	115,640
Equinix, Inc.
5.38%, 4/1/2023	63,000	63,472
5.75%, 1/1/2025	175,000	178,028
5.88%, 1/15/2026	243,000	246,645
ESH Hospitality, Inc. 5.25%, 5/1/2025(a)	340,000	325,125
GEO Group, Inc. (The)
5.88%, 10/15/2024	80,000	72,000
6.00%, 4/15/2026	170,000	150,875
GLP Capital LP 5.25%, 6/1/2025	225,000	223,538
Iron Mountain, Inc.
5.75%, 8/15/2024	50,000	47,813
4.88%, 9/15/2027(a)	281,000	249,036
MGM Growth Properties Operating Partnership LP 5.63%, 5/1/2024	240,000	242,364
RHP Hotel Properties LP 5.00%, 4/15/2023	270,000	266,625
SBA Communications Corp. 4.88%, 9/1/2024	230,000	223,675
Uniti Group LP
6.00%, 4/15/2023(a)	110,000	104,775
8.25%, 10/15/2023	175,000	162,094
7.13%, 12/15/2024(a)	235,000	207,975
VICI Properties 1 LLC 8.00%, 10/15/2023	823,684	895,756

		3,858,622

Food & Staples Retailing — 0.4%
Albertsons Cos. LLC
6.63%, 6/15/2024	467,000	450,071
5.75%, 3/15/2025	351,000	313,268
New Albertsons LP
8.70%, 5/1/2030	103,000	90,125
8.00%, 5/1/2031	255,000	215,475
Rite Aid Corp. 6.13%, 4/1/2023(a)	185,000	159,100
Tesco plc (United Kingdom) 6.15%, 11/15/2037(a)	320,000	330,043

		1,558,082

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Food Products — 0.6%
B&G Foods, Inc. 5.25%, 4/1/2025	78,000	73,718
Dean Foods Co. 6.50%, 3/15/2023(a)	39,000	34,222
Dole Food Co., Inc. 7.25%, 6/15/2025(a)	126,000	118,440
FAGE International SA (Luxembourg) 5.63%, 8/15/2026(a)	250,000	216,875
JBS USA LUX SA
7.25%, 6/1/2021(a)	79,000	79,889
5.88%, 7/15/2024(a)	279,000	274,181
5.75%, 6/15/2025(a)	174,000	168,345
6.75%, 2/15/2028(a)	52,000	50,056
Pilgrim’s Pride Corp.
5.75%, 3/15/2025(a)	142,000	138,095
5.88%, 9/30/2027(a)	14,000	13,230
Post Holdings, Inc.
5.50%, 3/1/2025(a)	180,000	171,675
5.00%, 8/15/2026(a)	45,000	41,288
5.75%, 3/1/2027(a)	382,000	358,125
Sigma Holdco BV (Netherlands) 7.88%, 5/15/2026(a)	550,000	489,500
TreeHouse Foods, Inc. 6.00%, 2/15/2024(a)	120,000	118,650

		2,346,289

Gas Utilities — 0.1%
AmeriGas Partners LP
5.63%, 5/20/2024	51,000	48,450
5.50%, 5/20/2025	37,000	34,271
5.88%, 8/20/2026	353,000	329,173
5.75%, 5/20/2027	27,000	24,393

		436,287

Health Care Equipment & Supplies — 0.4%
Avantor, Inc. 6.00%, 10/1/2024(a)	325,000	322,156
DJO Finance LLC 8.13%, 6/15/2021(a)	250,000	259,063
Hill-Rom Holdings, Inc. 5.75%, 9/1/2023(a)	305,000	309,956
Hologic, Inc. 4.38%, 10/15/2025(a)(b)	305,000	289,750
Mallinckrodt International Finance SA
5.63%, 10/15/2023(a)	69,000	59,254
5.50%, 4/15/2025(a)(b)	225,000	179,156
Sotera Health Holdings LLC 6.50%, 5/15/2023(a)	65,000	64,025

		1,483,360

Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc. 6.50%, 3/1/2024	91,000	89,180
Air Medical Group Holdings, Inc. 6.38%, 5/15/2023(a)	375,000	311,250
Centene Corp.
6.13%, 2/15/2024	126,000	131,027
4.75%, 1/15/2025	92,000	91,310
Community Health Systems, Inc.
5.13%, 8/1/2021	55,000	52,078
6.88%, 2/1/2022	61,000	30,207
6.25%, 3/31/2023	228,000	211,470
8.63%, 1/15/2024(a)	74,000	75,203
8.13%, 6/30/2024(a)(b)	215,000	163,937
CVS Health Corp. 5.05%, 3/25/2048	342,000	331,288
DaVita, Inc.
5.13%, 7/15/2024	150,000	144,375
5.00%, 5/1/2025	437,000	410,780
Encompass Health Corp. 5.75%, 9/15/2025	355,000	351,894
Envision Healthcare Corp. 8.75%, 10/15/2026(a)	433,000	405,894
HCA, Inc.
5.88%, 5/1/2023	58,000	60,030
5.38%, 2/1/2025	1,274,000	1,281,962
5.88%, 2/15/2026	2,440,000	2,513,200
MPH Acquisition Holdings LLC 7.13%, 6/1/2024(a)	238,000	237,107
NVA Holdings, Inc. 6.88%, 4/1/2026(a)	102,000	97,283
Polaris Intermediate Corp. 8.50% (Cash), 12/1/2022(a)(d)	126,500	125,868
Team Health Holdings, Inc. 6.38%, 2/1/2025(a)	287,000	236,775
Tenet Healthcare Corp.
4.50%, 4/1/2021	213,000	210,913
7.50%, 1/1/2022(a)	250,000	259,375
8.13%, 4/1/2022	571,000	591,699
6.75%, 6/15/2023(b)	895,000	883,813
4.63%, 7/15/2024	147,000	141,033
5.13%, 5/1/2025	171,000	162,129
7.00%, 8/1/2025(b)	173,000	168,675
WellCare Health Plans, Inc. 5.25%, 4/1/2025	53,000	52,536
West Street Merger Sub, Inc. 6.38%, 9/1/2025(a)	5,000	4,689

		9,826,980

Health Care Technology — 0.1%
IQVIA, Inc. 5.00%, 10/15/2026(a)	447,000	430,237

Hotels, Restaurants & Leisure — 1.6%
Boyd Gaming Corp.
6.88%, 5/15/2023	120,000	124,500
6.38%, 4/1/2026	175,000	173,906
6.00%, 8/15/2026	53,000	51,278
Boyne USA, Inc. 7.25%, 5/1/2025(a)	120,000	124,800
CCM Merger, Inc. 6.00%, 3/15/2022(a)	52,000	52,650
Cirsa Finance International SARL (Spain) 7.88%, 12/20/2023(a)	200,000	199,350
Constellation Merger Sub, Inc. 8.50%, 9/15/2025(a)	47,000	44,532

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Hotels, Restaurants & Leisure — continued
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023(a)	142,000	143,420
Eldorado Resorts, Inc.
6.00%, 4/1/2025	97,000	94,575
6.00%, 9/15/2026(a)	121,000	117,067
Enterprise Development Authority (The) 12.00%, 7/15/2024(a)	175,000	167,125
Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024(a)	140,000	145,600
Golden Nugget, Inc. 6.75%, 10/15/2024(a)	258,000	252,840
Grupo Posadas SAB de CV (Mexico) 7.88%, 6/30/2022(h)	300,000	292,500
Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026(a)	30,000	29,400
Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	15,000	14,981
Hilton Worldwide Finance LLC
4.63%, 4/1/2025	15,000	14,475
4.88%, 4/1/2027	195,000	185,981
International Game Technology plc 6.50%, 2/15/2025(a)	200,000	204,060
IRB Holding Corp. 6.75%, 2/15/2026(a)	175,000	161,437
Jack Ohio Finance LLC
6.75%, 11/15/2021(a)	368,000	377,200
10.25%, 11/15/2022(a)	40,000	43,200
LTF Merger Sub, Inc. 8.50%, 6/15/2023(a)	150,000	153,750
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026(a)	314,000	313,215
Merlin Entertainments plc (United Kingdom) 5.75%, 6/15/2026(a)	450,000	446,062
MGM Resorts International
6.00%, 3/15/2023	830,000	843,487
4.63%, 9/1/2026(b)	410,000	372,588
Sabre GLBL, Inc. 5.38%, 4/15/2023(a)	110,000	109,450
Scientific Games International, Inc.
10.00%, 12/1/2022	150,000	155,700
5.00%, 10/15/2025(a)	224,000	209,698
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021(a)	100,000	100,438
Six Flags Entertainment Corp. 4.88%, 7/31/2024(a)	69,000	66,068
Stars Group Holdings BV (Canada) 7.00%, 7/15/2026(a)	98,000	97,633
Station Casinos LLC 5.00%, 10/1/2025(a)	68,000	62,135
Wyndham Destinations, Inc.
5.40%, 4/1/2024(i)	30,000	29,301
5.75%, 4/1/2027(i)	15,000	13,839
Wyndham Hotels & Resorts, Inc. 5.38%, 4/15/2026(a)	27,000	25,988
Wynn Las Vegas LLC 5.50%, 3/1/2025(a)	200,000	190,500

		6,204,729

Household Durables — 0.2%
Lennar Corp.
5.88%, 11/15/2024	40,000	40,100
5.25%, 6/1/2026	214,000	204,905
Mattamy Group Corp. (Canada) 6.88%, 12/15/2023(a)	37,000	35,520
New Home Co., Inc. (The) 7.25%, 4/1/2022	90,000	87,300
Tempur Sealy International, Inc.
5.63%, 10/15/2023	230,000	225,975
5.50%, 6/15/2026	140,000	131,950
Toll Brothers Finance Corp. 4.88%, 11/15/2025	70,000	66,500

		792,250

Household Products — 0.3%
Central Garden & Pet Co. 5.13%, 2/1/2028	320,000	289,600
Energizer Holdings, Inc. 5.50%, 6/15/2025(a)	310,000	284,619
Kronos Acquisition Holdings, Inc. (Canada) 9.00%, 8/15/2023(a)	113,000	97,180
Spectrum Brands, Inc. 5.75%, 7/15/2025	533,000	504,351

		1,175,750

Independent Power and Renewable Electricity Producers — 0.7%
AES Corp. 5.50%, 4/15/2025	71,000	71,533
Calpine Corp.
5.88%, 1/15/2024(a)	5,000	5,000
5.25%, 6/1/2026(a)	281,000	261,330
Cemig Geracao e Transmissao SA (Brazil) 9.25%, 12/5/2024(h)	400,000	424,880
Clearway Energy Operating LLC
5.38%, 8/15/2024	84,000	79,590
5.75%, 10/15/2025(a)	55,000	52,938
Cometa Energia SA de CV (Mexico) 6.38%, 4/24/2035(a)	1,164,660	1,078,766
NRG Energy, Inc.
6.25%, 5/1/2024	219,000	223,927
6.63%, 1/15/2027	165,000	168,081
5.75%, 1/15/2028	19,000	18,525
Talen Energy Supply LLC 6.50%, 6/1/2025	173,000	125,641
Vistra Energy Corp.
7.38%, 11/1/2022	256,000	265,600
7.63%, 11/1/2024	114,000	121,125

		2,896,936

Industrial Conglomerates — 0.1%
General Electric Co.
6.15%, 8/7/2037	51,000	48,261
5.88%, 1/14/2038	14,000	13,007

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Industrial Conglomerates — continued
Grupo KUO SAB de CV (Mexico) 5.75%, 7/7/2027(a)	500,000	445,000

		506,268

Insurance — 0.2%
AmWINS Group, Inc. 7.75%, 7/1/2026(a)(b)	75,000	74,625
CNO Financial Group, Inc. 5.25%, 5/30/2025	45,000	43,959
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025(a)	145,000	142,100
Liberty Mutual Group, Inc. 7.80%, 3/15/2037(a)	91,000	101,920
MetLife, Inc. 6.40%, 12/15/2036	250,000	252,500
Prudential Financial, Inc. (ICE LIBOR USD 3 Month + 3.92%), 5.62%, 6/15/2043(f)	250,000	250,938
USIS Merger Sub, Inc. 6.88%, 5/1/2025(a)	58,000	55,100

		921,142

Interactive Media & Services — 0.0%(c)
Rackspace Hosting, Inc. 8.63%, 11/15/2024(a)	248,000	210,180

IT Services — 0.8%
Alliance Data Systems Corp. 5.38%, 8/1/2022(a)	185,000	184,075
Banff Merger Sub, Inc. 9.75%, 9/1/2026(a)	137,000	128,951
Booz Allen Hamilton, Inc. 5.13%, 5/1/2025(a)	97,000	94,090
Cogent Communications Group, Inc. 5.38%, 3/1/2022(a)	80,000	80,100
Exela Intermediate LLC 10.00%, 7/15/2023(a)	173,000	174,730
First Data Corp.
5.38%, 8/15/2023(a)	700,000	704,375
7.00%, 12/1/2023(a)	526,000	544,410
5.75%, 1/15/2024(a)	450,000	451,688
Gartner, Inc. 5.13%, 4/1/2025(a)	135,000	133,144
GCI LLC
6.75%, 6/1/2021	160,000	160,000
6.88%, 4/15/2025	25,000	24,937
VeriSign, Inc. 4.75%, 7/15/2027	5,000	4,769
Zayo Group LLC
6.00%, 4/1/2023	115,000	114,425
6.38%, 5/15/2025	273,000	267,881
5.75%, 1/15/2027(a)	81,000	77,355

		3,144,930

Leisure Products — 0.1%
Mattel, Inc.
3.15%, 3/15/2023	71,000	60,350
6.75%, 12/31/2025(a)	377,000	355,323
Vista Outdoor, Inc. 5.88%, 10/1/2023	100,000	94,750

		510,423

Machinery — 0.3%
Hillman Group, Inc. (The) 6.38%, 7/15/2022(a)	130,000	110,500
Novelis Corp.
6.25%, 8/15/2024(a)	20,000	19,800
5.88%, 9/30/2026(a)(b)	187,000	174,377
RBS Global, Inc. 4.88%, 12/15/2025(a)	45,000	42,694
SPX FLOW, Inc.
5.63%, 8/15/2024(a)	135,000	130,444
5.88%, 8/15/2026(a)	100,000	95,500
Stevens Holding Co., Inc. 6.13%, 10/1/2026(a)	69,000	68,138
Tennant Co. 5.63%, 5/1/2025	95,000	92,031
Terex Corp. 5.63%, 2/1/2025(a)	125,000	115,038
Wabash National Corp. 5.50%, 10/1/2025(a)	97,000	86,330
Welbilt, Inc. 9.50%, 2/15/2024	295,000	316,756

		1,251,608

Media — 3.1%
Altice Financing SA (Luxembourg)
6.63%, 2/15/2023(a)	400,000	395,000
7.50%, 5/15/2026(a)	200,000	188,000
Altice Luxembourg SA (Luxembourg) 7.75%, 5/15/2022(a)(b)	700,000	666,750
AMC Networks, Inc.
5.00%, 4/1/2024	10,000	9,613
4.75%, 8/1/2025	335,000	311,563
Cablevision Systems Corp. 8.00%, 4/15/2020	69,000	71,760
CBS Radio, Inc. 7.25%, 11/1/2024(a)	82,000	78,515
Charter Communications Operating LLC
4.91%, 7/23/2025	30,000	29,867
6.38%, 10/23/2035	86,000	87,811
6.48%, 10/23/2045	230,000	230,119
Clear Channel Worldwide Holdings, Inc.
Series A, 7.63%, 3/15/2020	160,000	159,600
Series B, 7.63%, 3/15/2020	429,000	428,464
Series A, 6.50%, 11/15/2022	545,000	550,112
Series B, 6.50%, 11/15/2022	963,000	977,734
CSC Holdings LLC
6.75%, 11/15/2021	115,000	120,462
5.25%, 6/1/2024	223,000	211,850
7.75%, 7/15/2025(a)	200,000	207,750
10.88%, 10/15/2025(a)	735,000	847,088
5.50%, 4/15/2027(a)	400,000	384,000
DISH DBS Corp.
6.75%, 6/1/2021	255,000	259,144
5.00%, 3/15/2023	59,000	51,625
5.88%, 11/15/2024	592,000	504,680
7.75%, 7/1/2026	1,299,000	1,152,050

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Media — continued
Gray Escrow, Inc. 7.00%, 5/15/2027(a)	57,000	57,855
Gray Television, Inc.
5.13%, 10/15/2024(a)	109,000	104,368
5.88%, 7/15/2026(a)(b)	107,000	104,057
iHeartCommunications, Inc. 9.00%, 12/15/2019(j)	221,000	158,015
Lamar Media Corp.
5.00%, 5/1/2023	15,000	14,962
5.75%, 2/1/2026	75,000	76,313
Midcontinent Communications 6.88%, 8/15/2023(a)	90,000	93,150
Nexstar Broadcasting, Inc.
6.13%, 2/15/2022(a)	303,000	306,787
5.63%, 8/1/2024(a)(b)	95,000	91,675
Outfront Media Capital LLC
5.25%, 2/15/2022	25,000	25,094
5.88%, 3/15/2025	125,000	125,312
Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	220,000	224,620
Sinclair Television Group, Inc.
6.13%, 10/1/2022(b)	140,000	141,925
5.63%, 8/1/2024(a)	95,000	90,487
5.88%, 3/15/2026(a)	184,000	175,030
Sirius XM Radio, Inc.
6.00%, 7/15/2024(a)	695,000	711,506
5.38%, 4/15/2025(a)	125,000	123,125
5.00%, 8/1/2027(a)	72,000	67,680
TEGNA, Inc. 6.38%, 10/15/2023	154,000	157,465
Univision Communications, Inc.
5.13%, 5/15/2023(a)	111,000	103,924
5.13%, 2/15/2025(a)	60,000	54,727
UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025(a)	200,000	191,876
Videotron Ltd. (Canada)
5.38%, 6/15/2024(a)	160,000	159,600
5.13%, 4/15/2027(a)	100,000	94,750
Ziggo Bond Co. BV (Netherlands) 6.00%, 1/15/2027(a)	705,000	632,738

		12,010,598

Metals & Mining — 0.8%
AK Steel Corp.
7.50%, 7/15/2023	135,000	136,012
7.00%, 3/15/2027(b)	145,000	120,350
Alcoa Nederland Holding BV 6.75%, 9/30/2024(a)	600,000	619,500
ArcelorMittal (Luxembourg) 7.00%, 10/15/2039(i)	200,000	212,630
Big River Steel LLC 7.25%, 9/1/2025(a)	40,000	40,800
Cleveland-Cliffs, Inc. 4.88%, 1/15/2024(a)	94,000	87,890
Commercial Metals Co. 5.38%, 7/15/2027	74,000	67,525
FMG Resources August 2006 Pty. Ltd. (Australia)
4.75%, 5/15/2022(a)	59,000	56,640
5.13%, 5/15/2024(a)	39,000	36,319
Freeport-McMoRan, Inc.
4.00%, 11/14/2021	31,000	30,186
3.55%, 3/1/2022	31,000	29,489
3.88%, 3/15/2023	306,000	284,962
4.55%, 11/14/2024(b)	485,000	450,444
5.40%, 11/14/2034	98,000	82,565
5.45%, 3/15/2043	87,000	71,123
Glencore Finance Canada Ltd. (Switzerland) 6.00%, 11/15/2041(a)	325,000	321,236
Hecla Mining Co. 6.88%, 5/1/2021	96,000	95,520
Hudbay Minerals, Inc. (Canada) 7.25%, 1/15/2023(a)	45,000	45,056
Kaiser Aluminum Corp. 5.88%, 5/15/2024	39,000	38,805
Steel Dynamics, Inc. 4.13%, 9/15/2025	129,000	118,519
Teck Resources Ltd. (Canada)
6.13%, 10/1/2035	105,000	105,000
6.00%, 8/15/2040	35,000	33,775
5.40%, 2/1/2043	43,000	38,270
United States Steel Corp.
6.88%, 8/15/2025	60,000	56,850
6.25%, 3/15/2026	71,000	64,920

		3,244,386

Multiline Retail — 0.0%(c)
JC Penney Corp., Inc. 6.38%, 10/15/2036	164,000	59,040
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/2021(a)	97,000	47,045

		106,085

Oil, Gas & Consumable Fuels — 3.5%
Aker BP ASA (Norway) 5.88%, 3/31/2025(a)	150,000	149,625
Andeavor Logistics LP Series A, (ICE LIBOR USD 3 Month + 4.65%), 6.88%, 2/15/2023(e)(f)(g)	93,000	86,141
Antero Resources Corp. 5.13%, 12/1/2022	342,000	335,160
Athabasca Oil Corp. (Canada) 9.88%, 2/24/2022(a)	7,000	6,160
Blue Racer Midstream LLC 6.13%, 11/15/2022(a)	240,000	237,600
Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.38%, 1/22/2078(f)	122,000	105,646
California Resources Corp. 8.00%, 12/15/2022(a)	84,000	63,840
Callon Petroleum Co. 6.13%, 10/1/2024	80,000	77,200
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	94,000	89,535
Cenovus Energy, Inc. (Canada) 5.40%, 6/15/2047	410,000	342,075
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	314,000	323,420

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Oil, Gas & Consumable Fuels — continued
Cheniere Energy Partners LP
5.25%, 10/1/2025	38,000	37,002
5.63%, 10/1/2026(a)	32,000	31,120
Chesapeake Energy Corp.
(ICE LIBOR USD 3 Month + 3.25%), 5.69%, 4/15/2019(f)	191,000	191,000
7.00%, 10/1/2024	82,000	76,260
8.00%, 1/15/2025(b)	410,000	394,625
8.00%, 6/15/2027(b)	135,000	128,250
CITGO Petroleum Corp. 6.25%, 8/15/2022(a)	41,000	40,641
CNX Midstream Partners LP 6.50%, 3/15/2026(a)	47,000	45,423
Crestwood Midstream Partners LP
6.25%, 4/1/2023(i)	60,000	59,550
5.75%, 4/1/2025(b)	89,000	85,440
DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.37%, 12/15/2022(e)(f)(g)	115,000	105,944
DCP Midstream Operating LP
3.88%, 3/15/2023	128,000	122,560
6.75%, 9/15/2037(a)	39,000	39,292
5.60%, 4/1/2044	25,000	22,188
Delek Logistics Partners LP 6.75%, 5/15/2025	127,000	124,777
Denbury Resources, Inc. 7.50%, 2/15/2024(a)(b)	78,000	68,932
Ecopetrol SA (Colombia) 5.88%, 5/28/2045	855,000	782,753
Energy Transfer LP
4.25%, 3/15/2023	37,000	35,983
5.88%, 1/15/2024	123,000	126,844
5.50%, 6/1/2027	15,000	14,962
Energy Transfer Operating LP Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028(e)(f)(g)	121,000	106,480
EnLink Midstream Partners LP
4.40%, 4/1/2024	94,000	89,716
4.15%, 6/1/2025	97,000	87,825
4.85%, 7/15/2026	95,000	86,823
Enterprise Products Operating LLC (ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078(f)	99,000	85,092
EP Energy LLC
9.38%, 5/1/2020	16,000	14,880
9.38%, 5/1/2024(a)	447,000	245,850
8.00%, 11/29/2024(a)	171,000	148,770
7.75%, 5/15/2026(a)	349,000	335,913
Genesis Energy LP
6.75%, 8/1/2022	114,000	113,145
5.63%, 6/15/2024	85,000	74,800
Gulfport Energy Corp.
6.00%, 10/15/2024	109,000	99,735
6.38%, 1/15/2026	27,000	24,098
Halcon Resources Corp. 6.75%, 2/15/2025	110,000	84,425
Hilcorp Energy I LP
5.00%, 12/1/2024(a)	56,000	50,820
6.25%, 11/1/2028(a)	52,000	48,750
Holly Energy Partners LP 6.00%, 8/1/2024(a)	50,000	49,375
Martin Midstream Partners LP 7.25%, 2/15/2021	125,000	121,250
Matador Resources Co. 5.88%, 9/15/2026(a)	54,000	51,570
MEG Energy Corp. (Canada)
6.38%, 1/30/2023(a)(b)	462,000	430,815
7.00%, 3/31/2024(a)	46,000	43,068
6.50%, 1/15/2025(a)	140,000	142,800
Newfield Exploration Co. 5.38%, 1/1/2026	100,000	99,625
Northern Oil and Gas, Inc. 8.50% (Blend (Cash 8.50% + PIK 1.00%), 5/15/2023(a)(d)	83,696	82,299
NuStar Logistics LP 5.63%, 4/28/2027(b)	116,000	109,620
Oasis Petroleum, Inc.
6.88%, 3/15/2022	46,000	45,425
6.88%, 1/15/2023	340,000	334,900
6.25%, 5/1/2026(a)	107,000	98,975
Parsley Energy LLC
6.25%, 6/1/2024(a)	35,000	34,825
5.25%, 8/15/2025(a)	150,000	141,750
PBF Holding Co. LLC
7.00%, 11/15/2023	26,000	26,000
7.25%, 6/15/2025	66,000	65,340
PBF Logistics LP 6.88%, 5/15/2023	45,000	44,888
Peabody Energy Corp. 6.38%, 3/31/2025(a)	36,000	34,560
Petroamazonas EP (Ecuador) 4.63%, 2/16/2020(h)	800,000	776,284
Petrobras Global Finance BV (Brazil) 5.75%, 2/1/2029	1,100,000	1,008,425
Petroleos Mexicanos (Mexico)
5.38%, 3/13/2022	300,000	293,388
5.63%, 1/23/2046	500,000	375,750
QEP Resources, Inc.
5.38%, 10/1/2022	135,000	132,975
5.63%, 3/1/2026	8,000	7,310
Range Resources Corp. 4.88%, 5/15/2025(b)	140,000	127,400
SemGroup Corp.
5.63%, 7/15/2022	20,000	19,100
5.63%, 11/15/2023	95,000	88,350
7.25%, 3/15/2026	83,000	79,680
Seven Generations Energy Ltd. (Canada) 5.38%, 9/30/2025(a)	46,000	42,780
SM Energy Co.
5.00%, 1/15/2024	38,000	35,293
6.75%, 9/15/2026	44,000	42,240
6.63%, 1/15/2027	50,000	47,750
Southwestern Energy Co.
6.20%, 1/23/2025(i)	375,000	359,531
7.50%, 4/1/2026	22,000	22,165

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Oil, Gas & Consumable Fuels — continued
Summit Midstream Holdings LLC
5.50%, 8/15/2022	40,000	38,800
5.75%, 4/15/2025	41,000	38,745
Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	390,000	338,688
Sunoco LP
4.88%, 1/15/2023(a)	38,000	37,050
5.50%, 2/15/2026(a)	13,000	12,382
5.88%, 3/15/2028(a)	19,000	17,979
Tallgrass Energy Partners LP
5.50%, 9/15/2024(a)	39,000	39,097
5.50%, 1/15/2028(a)	15,000	14,738
Targa Resources Partners LP
5.25%, 5/1/2023	28,000	27,930
4.25%, 11/15/2023	175,000	166,031
6.75%, 3/15/2024	325,000	337,594
5.13%, 2/1/2025	35,000	33,775
5.00%, 1/15/2028	15,000	13,863
TerraForm Power Operating LLC
4.25%, 1/31/2023(a)	26,000	24,700
6.62%, 6/15/2025(a)(i)	65,000	66,950
5.00%, 1/31/2028(a)	70,000	62,671
TransMontaigne Partners LP 6.13%, 2/15/2026	38,000	34,580
Ultra Resources, Inc.
6.88%, 4/15/2022‡(a)	169,000	103,090
7.13%, 4/15/2025‡(a)	141,000	78,960
W&T Offshore, Inc. 9.75%, 11/1/2023(a)	74,000	66,415
Whiting Petroleum Corp.
5.75%, 3/15/2021(b)	45,000	44,437
6.25%, 4/1/2023	200,000	196,520
6.63%, 1/15/2026	73,000	70,263
WPX Energy, Inc.
6.00%, 1/15/2022	11,000	11,041
8.25%, 8/1/2023	150,000	163,875
5.75%, 6/1/2026	57,000	54,720

		13,557,470

Paper & Forest Products — 0.0%(c)
Clearwater Paper Corp.
4.50%, 2/1/2023	143,000	129,415
5.38%, 2/1/2025(a)	42,000	38,220

		167,635

Personal Products — 0.2%
Coty, Inc. 6.50%, 4/15/2026(a)	280,000	246,400
Edgewell Personal Care Co. 4.70%, 5/19/2021	10,000	9,875
Prestige Brands, Inc. 6.38%, 3/1/2024(a)	200,000	198,125
Revlon Consumer Products Corp. 6.25%, 8/1/2024	102,000	59,925

		514,325

Pharmaceuticals — 0.9%
Bausch Health Cos., Inc.
6.50%, 3/15/2022(a)	256,000	264,640
5.50%, 3/1/2023(a)	40,000	38,650
5.88%, 5/15/2023(a)	483,000	469,114
7.00%, 3/15/2024(a)	44,000	46,035
6.13%, 4/15/2025(a)(b)	1,062,000	996,899
5.50%, 11/1/2025(a)	57,000	56,003
9.00%, 12/15/2025(a)	198,000	208,890
Concordia International Corp. (Canada) 8.00%, 9/6/2024	106,000	102,025
Endo Finance LLC 5.75%, 1/15/2022(a)(b)	369,000	328,410
Teva Pharmaceutical Finance Netherlands III BV (Israel) 4.10%, 10/1/2046	260,000	180,798
Valeant Pharmaceuticals International 9.25%, 4/1/2026(a)	50,000	53,234
Valeant Pharmaceuticals International, Inc. 8.50%, 1/31/2027(a)	822,000	850,770

		3,595,468

Professional Services — 0.0%(c)
Jaguar Holding Co. II 6.38%, 8/1/2023(a)	60,000	59,250

Real Estate Management & Development — 0.0%(c)
Kennedy-Wilson, Inc. 5.88%, 4/1/2024	54,000	51,227

Road & Rail — 0.6%
Ashtead Capital, Inc. (United Kingdom) 4.38%, 8/15/2027(a)	300,000	271,500
Avis Budget Car Rental LLC
6.38%, 4/1/2024(a)(b)	615,000	600,117
5.25%, 3/15/2025(a)	85,000	75,756
Avolon Holdings Funding Ltd. (Ireland) 5.13%, 10/1/2023(a)	15,000	14,944
DAE Funding LLC (United Arab Emirates)
4.50%, 8/1/2022(a)	10,000	9,440
5.00%, 8/1/2024(a)	65,000	60,856
Herc Rentals, Inc. 7.75%, 6/1/2024(a)(b)	253,000	267,375
Hertz Corp. (The)
7.38%, 1/15/2021	55,000	54,395
7.63%, 6/1/2022(a)	130,000	128,050
6.25%, 10/15/2022	185,000	162,337
5.50%, 10/15/2024(a)	585,000	463,613
Park Aerospace Holdings Ltd. (Ireland) 4.50%, 3/15/2023(a)	350,000	340,375

		2,448,758

Semiconductors & Semiconductor Equipment — 0.3%
Amkor Technology, Inc. 6.38%, 10/1/2022	360,000	361,793
Entegris, Inc. 4.63%, 2/10/2026(a)	250,000	231,347

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Semiconductors & Semiconductor Equipment — continued
NXP BV (Netherlands) 4.63%, 6/1/2023(a)	200,000	196,124
Qorvo, Inc. 5.50%, 7/15/2026(a)	100,000	97,000
Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026(a)	200,000	203,628

		1,089,892

Software — 0.5%
Camelot Finance SA 7.88%, 10/15/2024(a)	173,000	170,837
Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024(a)	185,000	199,800
Infor Software Parent LLC 7.13% (Cash), 5/1/2021(a)(b)(d)	259,000	258,353
Infor US, Inc. 6.50%, 5/15/2022	540,000	537,300
Informatica LLC 7.13%, 7/15/2023(a)	273,000	274,365
Nuance Communications, Inc. 5.63%, 12/15/2026	200,000	192,060
Open Text Corp. (Canada) 5.88%, 6/1/2026(a)	108,000	108,810
Solera LLC 10.50%, 3/1/2024(a)	81,000	87,278
Symantec Corp. 5.00%, 4/15/2025(a)	115,000	111,330

		1,940,133

Specialty Retail — 0.4%
L Brands, Inc.
5.25%, 2/1/2028	57,000	50,285
6.75%, 7/1/2036	311,000	258,907
Party City Holdings, Inc. 6.63%, 8/1/2026(a)	149,000	143,815
Penske Automotive Group, Inc. 5.50%, 5/15/2026	135,000	124,875
PetSmart, Inc.
7.13%, 3/15/2023(a)	60,000	40,200
5.88%, 6/1/2025(a)	431,000	329,715
8.88%, 6/1/2025(a)	18,000	12,195
Staples, Inc. 8.50%, 9/15/2025(a)	595,000	526,575

		1,486,567

Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC
5.88%, 6/15/2021(a)	150,000	152,105
7.13%, 6/15/2024(a)	247,000	258,887
6.02%, 6/15/2026(a)	70,000	70,793
8.35%, 7/15/2046(a)	180,000	198,135
Diebold Nixdorf, Inc. 8.50%, 4/15/2024	164,000	101,270
Western Digital Corp. 4.75%, 2/15/2026	197,000	180,255

		961,445

Textiles, Apparel & Luxury Goods — 0.0%(c)
Hanesbrands, Inc.
4.63%, 5/15/2024(a)	35,000	33,688
4.88%, 5/15/2026(a)	76,000	71,440

		105,128

Thrifts & Mortgage Finance — 0.2%
Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025(a)	140,000	127,750
Nationstar Mortgage Holdings, Inc.
8.13%, 7/15/2023(a)	150,000	151,500
9.13%, 7/15/2026(a)	35,000	35,415
Nationstar Mortgage LLC 6.50%, 6/1/2022	227,000	223,595
Quicken Loans, Inc. 5.75%, 5/1/2025(a)	158,000	149,705
Radian Group, Inc. 4.50%, 10/1/2024	90,000	85,050

		773,015

Tobacco — 0.1%
BAT Capital Corp. (United Kingdom) 4.54%, 8/15/2047	560,000	454,786

Trading Companies & Distributors — 0.4%
Ahern Rentals, Inc. 7.38%, 5/15/2023(a)	130,000	116,350
H&E Equipment Services, Inc. 5.63%, 9/1/2025	105,000	97,912
United Rentals North America, Inc.
5.75%, 11/15/2024	170,000	168,938
5.50%, 7/15/2025	10,000	9,750
4.63%, 10/15/2025	395,000	365,750
6.50%, 12/15/2026	64,000	64,240
5.50%, 5/15/2027	700,000	660,625
WESCO Distribution, Inc. 5.38%, 6/15/2024	150,000	144,000

		1,627,565

Wireless Telecommunication Services — 1.4%
Hughes Satellite Systems Corp.
5.25%, 8/1/2026	140,000	130,550
6.63%, 8/1/2026	169,000	157,381
6.63%, 8/1/2026(a)	20,000	18,625
Intelsat Connect Finance SA (Luxembourg) 9.50%, 2/15/2023(a)	129,000	120,615
Sprint Communications, Inc.
7.00%, 3/1/2020(a)	156,000	161,265
6.00%, 11/15/2022	24,000	23,991
Sprint Corp.
7.88%, 9/15/2023	482,000	506,100
7.13%, 6/15/2024	578,000	586,670
7.63%, 2/15/2025(b)	1,240,000	1,275,650
7.63%, 3/1/2026	80,000	82,000
T-Mobile US, Inc. 4.50%, 2/1/2026‡	18,000	—
T-Mobile USA, Inc.
6.00%, 3/1/2023	400,000	204,402
6.50%, 1/15/2024	230,000	118,450
6.38%, 3/1/2025‡	270,000	138,881
5.13%, 4/15/2025	75,000	74,438
6.50%, 1/15/2026‡	1,505,000	980,437

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS — continued
Wireless Telecommunication Services — continued
4.50%, 2/1/2026	98,000	91,968
4.75%, 2/1/2028‡	66,000	30,560
United States Cellular Corp. 6.70%, 12/15/2033	305,000	305,726
Wind Tre SpA (Italy) 5.00%, 1/20/2026(a)	425,000	351,581

		5,359,290

TOTAL CORPORATE BONDS (Cost $141,595,090)		135,796,841

ASSET-BACKED SECURITIES — 30.8%
5AIF Juniper 2 LLC Series 2018-1, Class A, 5.45%, 8/15/2022‡(a)	1,500,000	1,500,000
ABFC Trust Series 2002-OPT1, Class M1, 3.41%, 5/25/2032‡(k)	306,782	302,426
ACC Trust
Series 2018-1, Class B, 4.82%, 5/20/2021(a)	670,000	670,621
Series 2018-1, Class C, 6.81%, 2/21/2023(a)	790,000	788,570
Accelerated Assets LLC
Series 2018-1, Class B, 4.51%, 12/2/2033‡(a)	546,628	545,495
Series 2018-1, Class C, 6.65%, 12/2/2033(a)	1,201,423	1,215,421
American Credit Acceptance Receivables Trust
Series 2016-4, Class D, 4.11%, 4/12/2023(a)	150,000	151,167
Series 2017-2, Class E, 5.52%, 3/12/2024(a)	980,000	989,968
Series 2018-3, Class E, 5.17%, 10/15/2024(a)	1,000,000	996,960
Series 2018-1, Class F, 6.55%, 12/10/2024(a)	1,630,000	1,632,440
Series 2018-3, Class F, 6.44%, 6/12/2025(a)	850,000	846,240
Ameriquest Mortgage Securities, Asset-Backed Pass-Through Certificates Series 2003-12, Class M2, 4.86%, 1/25/2034‡(k)	205,523	207,343
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates
Series 2003-1, Class M2, 5.09%, 2/25/2033‡(k)	102,511	104,629
Series 2003-11, Class M2, 4.47%, 12/25/2033‡(k)	484,254	481,882
Series 2003-13, Class AF5, 5.06%, 1/25/2034‡(i)	58,211	64,153
Series 2003-13, Class AF6, 5.06%, 1/25/2034‡(i)	46,303	55,677
Anchor Assets IX LLC Series 2016-1, Class B, 6.25%, 2/15/2020‡(a)	425,000	425,000
Apidos CLO (Cayman Islands) Series XXXA, Class C, 5.42%, 10/18/2031‡(a)(k)	340,000	337,869
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-W5, Class M4, 7.94%, 10/25/2033‡(k)	60,548	65,113
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C, 4.73%, 9/20/2024(a)	560,000	559,023
Benefit Street Partners CLO XI (Cayman Islands) Series 2017-11A, Class A2A, 4.19%, 4/15/2029(a)(k)	400,000	400,097
BlueMountain CLO Ltd. (Cayman Islands)
Series 2012-2A, Class DR2, 5.54%, 11/20/2028(a)(k)	1,100,000	1,100,000
Series 2014-2A, Class DR2, 5.57%, 10/20/2030‡(a)(k)	570,000	562,562
Series 2018-3A, Class D, 5.69%, 10/25/2030‡(a)(k)	985,000	979,021
Business Jet Securities LLC
Series 2018-1, Class A, 4.34%, 2/15/2033(a)	503,575	502,915
Series 2018-1, Class B, 6.05%, 2/15/2033‡(a)	1,670,621	1,710,146
Series 2018-2, Class C, 6.66%, 6/15/2033(a)	1,730,591	1,736,056
Camillo Issuer LLC Series 2017-SFR1, Class A, 5.50%, 6/5/2027‡(a)	984,365	984,365
CarFinance Capital Auto Trust Series 2015-1A, Class E, 5.49%, 1/18/2022‡(a)	350,000	352,050
Centex Home Equity Loan Trust Series 2004-A, Class AF4, 5.01%, 8/25/2032‡(i)	147,052	148,861
CIFC Funding Ltd. (Cayman Islands)
Series 2017-1A, Class D, 5.97%, 4/23/2029‡(a)(k)	1,420,000	1,421,347
Series 2014-5A, Class BR2, 4.23%, 10/17/2031‡(a)(k)	930,000	929,034
Series 2014-5A, Class DR2, 5.83%, 10/17/2031‡(a)(k)	675,000	677,483
CIG Auto Receivables Trust
Series 2017-1A, Class B, 3.81%, 5/15/2023(a)	75,000	73,903
Series 2017-1A, Class C, 5.33%, 12/16/2024(a)	500,000	497,873
Citi Held For Asset Issuance
Series 2015-PM2, Class C, 5.96%, 3/15/2022‡(a)	593,707	594,330
Series 2015-PM3, Class C, 6.99%, 5/16/2022‡(a)	712,787	712,788
Civic Mortgage LLC 5.32%, 11/25/2022(a)(k)	573,915	573,724

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
ASSET-BACKED SECURITIES — continued
CLUB Credit Trust
Series 2017-P1, Class B, 3.56%, 9/15/2023(a)	940,000	935,901
Series 2017-P2, Class B, 3.56%, 1/15/2024‡(a)	790,000	780,120
Series 2018-NP1, Class C, 4.74%, 5/15/2024(a)	1,000,000	998,971
CPS Auto Receivables Trust
Series 2014-B, Class D, 4.62%, 5/15/2020(a)	434,000	435,929
Series 2018-A, Class D, 3.66%, 12/15/2023(a)	400,000	397,827
CWABS, Inc. Asset-Backed Certificates Series 2003-5, Class AF5, 5.14%, 2/25/2034‡(i)	206,381	211,101
Diamond Resorts Owner Trust Series 2018-1, Class D, 5.90%, 1/21/2031‡(a)	1,807,634	1,809,729
Dominion Financial Services 2 LLC Series 2018-1, Class A, 5.35%, 9/15/2022(a)(i)	3,500,000	3,500,000
Drive Auto Receivables Trust
Series 2017-1, Class D, 3.84%, 3/15/2023	380,000	380,126
Series 2018-3, Class D, 4.30%, 9/16/2024	1,456,000	1,464,080
DT Auto Owner Trust
Series 2016-1A, Class D, 4.66%, 12/15/2022‡(a)	175,000	176,156
Series 2017-3A, Class D, 3.58%, 5/15/2023(a)	750,000	746,493
Series 2016-3A, Class D, 4.52%, 6/15/2023(a)	750,000	756,560
Series 2017-4A, Class D, 3.47%, 7/17/2023(a)	83,000	82,470
Series 2017-2A, Class E, 6.03%, 1/15/2024(a)	500,000	512,422
Series 2018-3A, Class D, 4.19%, 7/15/2024(a)	1,230,000	1,229,899
Series 2017-3A, Class E, 5.60%, 8/15/2024(a)	905,000	920,899
Series 2017-4A, Class E, 5.15%, 11/15/2024(a)	100,000	100,503
Series 2018-1A, Class E, 5.42%, 3/17/2025(a)	955,000	960,471
Series 2018-2A, Class E, 5.54%, 6/16/2025(a)	1,200,000	1,210,531
Series 2018-3A, Class E, 5.33%, 11/17/2025(a)	1,340,000	1,345,458
Engs Commercial Finance Trust
Series 2018-1A, Class C, 4.05%, 2/22/2023‡(a)	370,000	368,112
Series 2018-1A, Class D, 4.69%, 6/22/2023‡(a)	290,000	288,586
Equity One Mortgage Pass-Through Trust
Series 2003-2, Class M2, 5.27%, 9/25/2033‡(k)	130,857	126,274
Series 2004-2, Class M1, 5.69%, 7/25/2034‡(i)	97,760	99,282
Exeter Automobile Receivables Trust
Series 2015-2A, Class D, 5.79%, 5/16/2022(a)	350,000	358,117
Series 2015-3A, Class D, 6.55%, 10/17/2022(a)	770,000	798,178
Series 2018-3A, Class C, 3.71%, 6/15/2023(a)	738,000	738,178
Series 2017-3A, Class C, 3.68%, 7/17/2023(a)	773,000	770,691
Series 2016-3A, Class D, 6.40%, 7/17/2023(a)	750,000	770,710
Series 2018-3A, Class D, 4.35%, 6/17/2024(a)	1,515,000	1,522,131
Series 2018-3A, Class E, 5.43%, 8/15/2024(a)	650,000	653,410
Series 2018-1A, Class E, 4.64%, 10/15/2024(a)	1,660,000	1,639,623
Series 2018-2A, Class E, 5.33%, 5/15/2025(a)	1,100,000	1,102,176
Series 2018-4A, Class E, 5.38%, 7/15/2025(a)	810,000	812,438
Series 2018-3A, Class F, 6.55%, 8/25/2025(a)	650,000	649,252
Flagship Credit Auto Trust
Series 2017-R, Class B, 8.00%, 5/17/2023‡(a)	138,017	138,017
Series 2017-4, Class D, 3.58%, 1/15/2024(a)	175,000	172,444
Series 2017-2, Class E, 5.55%, 7/15/2024(a)	530,000	535,179
FREED ABS Trust Series 2018-1, Class B, 4.56%, 7/18/2024‡(a)	600,000	599,683
GLS Auto Receivables Trust Series 2018-3A, Class D, 5.34%, 8/15/2025(a)	680,000	679,418
Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047‡(a)	1,459,238	1,478,408
HERO Funding II (Cayman Islands)
Series 2016-3B, Class B, 5.24%, 9/20/2042‡(a)	992,261	1,001,073
Series 2016-4B, Class B, 4.99%, 9/20/2047‡(a)	642,408	648,055
Hertz Fleet Lease Funding LP Series 2018-1, Class E, 5.55%, 5/10/2032(a)	1,340,000	1,341,679
ICG US CLO Ltd. (Cayman Islands) Series 2016-1A, Class A2R, 4.21%, 7/29/2028(a)(k)	250,000	249,132
Kabbage Asset Securitization LLC Series 2017-1, Class C, 8.00%, 3/15/2022‡(a)	330,000	336,186
KREF Ltd. Series 2018-FL1, Class D, 4.85%, 6/15/2036(a)(k)	1,680,000	1,679,909

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
ASSET-BACKED SECURITIES — continued
LendingClub Issuance Trust Series 2016-NP2, Class B, 6.00%, 1/17/2023‡(a)	292,809	294,356
Lendmark Funding Trust
Series 2017-1A, Class C, 5.41%, 12/22/2025‡(a)	1,000,000	1,011,836
Series 2017-2A, Class B, 3.38%, 5/20/2026(a)	540,000	530,034
Series 2017-2A, Class C, 4.33%, 5/20/2026(a)	1,050,000	1,042,368
Series 2018-1A, Class B, 4.09%, 12/21/2026‡(a)	790,000	790,028
Series 2018-1A, Class C, 5.03%, 12/21/2026‡(a)	1,100,000	1,107,889
Series 2018-2A, Class D, 6.78%, 4/20/2027(a)	2,500,000	2,516,129
Long Beach Mortgage Loan Trust Series 2003-4, Class M2, 4.94%, 8/25/2033‡(k)	140,494	145,306
LV Tower 52 Issuer Series 2013-1, Class M, 7.75%, 7/15/2019‡(a)	264,075	264,075
Magnetite VIII Ltd. (Cayman Islands) Series 2014-8A, Class DR2, 5.34%, 4/15/2031‡(a)(k)	1,220,000	1,218,864
Mariner Finance Issuance Trust Series 2017-AA, Class C, 6.73%, 2/20/2029‡(a)	750,000	771,164
Marlette Funding Trust
Series 2017-3A, Class B, 3.01%, 12/15/2024(a)	295,000	292,478
Series 2017-3A, Class C, 4.01%, 12/15/2024‡(a)	295,000	293,539
MFA LLC Series 2018-NPL2, Class A1, 4.16%, 7/25/2048‡(a)(i)	268,202	267,207
MFA Trust Series 2017-NPL1, Class A1, 3.35%, 11/25/2047‡(a)(i)	332,518	327,786
Oak Hill Advisors Residential Loan Trust Series 2017-NPL2, Class A1, 3.00%, 7/25/2057‡(a)(i)	332,712	326,001
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class C, 4.52%, 4/18/2022‡(a)	540,000	539,010
OneMain Direct Auto Receivables Trust Series 2018-1A, Class D, 4.40%, 1/14/2028(a)	910,000	917,851
OneMain Financial Issuance Trust
Series 2015-1A, Class C, 5.12%, 3/18/2026(a)	250,000	252,382
Series 2017-1A, Class D, 4.52%, 9/14/2032‡(a)	1,100,000	1,074,253
Series 2018-2A, Class D, 4.29%, 3/14/2033‡(a)	1,500,000	1,472,009
Oportun Funding VI LLC Series 2017-A, Class B, 3.97%, 6/8/2023‡(a)(k)	293,000	289,499
PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.66%, 4/25/2023(a)(k)	550,000	553,094
Popular ABS Mortgage Pass-Through Trust Series 2005-3, Class M1, 5.11%, 7/25/2035‡(i)	273,714	267,975
Prestige Auto Receivables Trust Series 2018-1A, Class E, 5.03%, 1/15/2026(a)	720,000	721,988
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL5, Class A1, 3.33%, 12/30/2032(a)(k)	235,017	231,874
Series 2018-NPL4, Class A1, 4.83%, 9/27/2058(a)(i)	540,000	539,999
Progress Residential Trust
Series 2018-SFR3, Class D, 4.43%, 10/17/2035‡(a)	1,047,000	1,045,570
Series 2018-SFR3, Class E, 4.87%, 10/17/2035(a)	524,000	523,951
Prosper Marketplace Issuance Trust
Series 2017-3A, Class B, 3.36%, 11/15/2023(a)	735,000	731,018
Series 2018-1A, Class C, 4.87%, 6/17/2024(a)	500,000	498,578
RAMP Trust Series 2002-RS2, Class AI5, 5.94%, 3/25/2032‡(k)	123,271	124,867
RCM Fund 1 Issuer LLC Series 2017-1, Class A, 5.50%, 10/25/2021‡(a)	732,750	732,750
Renaissance Home Equity Loan Trust
Series 2003-4, Class M2F, 6.24%, 3/25/2034‡(i)	175,528	164,426
Series 2005-2, Class M1, 5.05%, 8/25/2035‡(i)	645,000	654,494
Renew (Cayman Islands) Series 2017-1A, Class B, 5.75%, 9/20/2052‡(a)	379,168	385,853
Santander Prime Auto Issuance Notes Trust Series 2018-A, Class F, 6.80%, 9/15/2025(a)	1,152,821	1,158,593
Saxon Asset Securities Trust Series 2002-2, Class AF5, 6.49%, 1/25/2031‡(i)	300,572	303,481
Security National Mortgage Loan Trust Series 2004-2A, Class AF3, 5.77%, 11/25/2034‡(a)(k)	270,769	271,092
Shackleton CLO Ltd. (Cayman Islands)
Series 2014-6RA, Class B, 4.07%, 7/17/2028‡(a)(k)	1,280,000	1,266,331
Series 2013-4RA, Class A2A, 4.04%, 4/13/2031(a)(k)	1,070,000	1,055,516
SoFi Consumer Loan Program LLC
Series 2017-6, Class B, 3.52%, 11/25/2026‡(a)	100,000	97,758
Series 2017-6, Class C, 4.02%, 11/25/2026‡(a)	100,000	98,075

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
ASSET-BACKED SECURITIES — continued
SoFi Consumer Loan Program Trust
Series 2018-1, Class B, 3.65%, 2/25/2027‡(a)	450,000	443,324
Series 2018-1, Class C, 3.97%, 2/25/2027‡(a)	450,000	443,520
Spirit Master Funding LLC Series 2014-3A, Class A, 5.74%, 3/20/2042(a)	1,732,403	1,785,093
Springleaf Funding Trust
Series 2015-BA, Class B, 3.80%, 5/15/2028‡(a)	900,000	889,865
Series 2016-AA, Class B, 3.80%, 11/15/2029(a)	750,000	747,475
Structured Asset Investment Loan Trust Series 2004-8, Class M3, 3.29%, 9/25/2034‡(k)	220,941	214,768
Tricolor Auto Securitization Trust Series 2018-1A, Class B, 7.30%, 2/16/2021‡(a)	2,700,000	2,687,202
United Auto Credit Securitization Trust Series 2018-1, Class D, 3.52%, 11/10/2022(a)	540,000	537,505
US Auto Funding LLC Series 2018-1A, Class B, 7.50%, 7/15/2023(a)	3,211,294	3,211,294
USASF Receivables LLC Series 2017-1, Class B, 7.63%, 9/15/2030‡(a)	649,206	649,206
Veros Automobile Receivables Trust Series 2018-1, Class D, 5.74%, 8/15/2025(a)	2,500,000	2,506,102
VOLT LX LLC Series 2017-NPL7, Class A1, 3.25%, 6/25/2047‡(a)(i)	318,193	315,687
VOLT LXI LLC Series 2017-NPL8, Class A1, 3.13%, 6/25/2047‡(a)(i)	127,501	126,393
VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047‡(a)(i)	72,363	71,632
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047‡(a)(i)	93,458	92,616
VOLT LXIX LLC
Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048‡(a)(i)	236,000	235,631
Series 2018-NPL5, Class A2, 5.80%, 8/25/2048‡(a)(i)	519,000	515,763
VOLT LXVIII LLC
Series 2018-NPL4, Class A1A, 4.34%, 7/27/2048‡(a)(i)	299,162	298,842
Series 2018-NPL4, Class A2, 5.93%, 7/27/2048‡(a)(i)	400,000	397,756
VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048‡(a)(i)	603,690	601,953
VOLT LXXII LLC Series 2018-NPL8, Class A1B, 4.65%, 10/26/2048(a)(i)	3,500,000	3,516,822
VOLT LXXIII LLC Series 2018-NPL9, Class A1A, 4.46%, 10/25/2048(a)(i)	500,000	499,962
Voya CLO Ltd. (Cayman Islands)
Series 2016-3A, Class CR, 5.72%, 10/18/2031(a)(k)	935,000	929,396
Westlake Automobile Receivables Trust
Series 2016-1A, Class E, 6.52%, 6/15/2022‡(a)	350,000	353,660
Series 2018-3A, Class E, 4.90%, 12/15/2023(a)	670,000	670,187
Series 2018-2A, Class E, 4.86%, 1/16/2024(a)	450,000	447,674
Series 2018-1A, Class F, 5.60%, 7/15/2024(a)	2,000,000	2,000,484
Series 2018-2A, Class F, 6.04%, 1/15/2025(a)	1,320,000	1,324,063
Series 2018-3A, Class F, 6.02%, 2/18/2025(a)	2,030,000	2,025,642

TOTAL ASSET-BACKED SECURITIES (Cost $120,092,274)		120,119,403

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.3%
Acre Series 2017-B, 12/15/2020‡	500,000	500,000
Alternative Loan Trust
Series 2004-18CB, Class 5A1, 6.25%, 9/25/2034	44,875	45,091
Series 2004-24CB, Class 1A1, 6.00%, 11/25/2034	28,271	28,366
Series 2005-23CB, Class A7, 5.25%, 7/25/2035	38,074	37,077
Series 2005-23CB, Class A16, 5.50%, 7/25/2035	103,958	104,850
Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	772,603	749,449
Series 2005-J14, Class A3, 5.50%, 12/25/2035	449,950	388,669
Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	795,879	663,524
Angel Oak Mortgage Trust I LLC Series 2018-PB1, Class A, 4.00%, 8/25/2021(a)	390,000	391,471
Antler Mortgage Trust
Series 2018-RTL1, Class A1, 4.34%, 7/25/2022‡(a)	1,705,000	1,702,954
Series 2018-RTL1, Class M, 7.39%, 5/25/2023(a)(i)	1,700,000	1,699,983
ARIVO 9/15/2019‡	518,971	518,971

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Banc of America Alternative Loan Trust Series 2005-3, Class 2A1, 5.50%, 4/25/2020	52,671	52,746
Banc of America Funding Trust Series 2007-5, Class 4A1, 2.68%, 7/25/2037(k)	592,401	398,827
Bear Stearns ALT-A Trust Series 2004-7, Class 2A1, 4.31%, 8/25/2034(k)	217,899	220,463
Bear Stearns Asset-Backed Securities Trust Series 2003-AC4, Class M1, 5.66%, 9/25/2033‡(i)	154,055	138,387
Bellemeade Re Ltd.
Series 2018-3A, Class M1B, 4.16%, 10/25/2027‡(a)(k)	1,135,000	1,133,127
Series 2018-3A, Class M2, 5.06%, 10/25/2027‡(a)(k)	1,140,000	1,142,811
CHL GMSR Issuer Trust
Series 2018-GT1, Class A, 5.06%, 5/25/2023(a)(k)	340,000	340,137
Series 2018-GT1, Class B, 5.81%, 5/25/2023(a)(k)	850,000	855,443
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-8, Class 1A5, 5.50%, 11/25/2035	76,305	72,708
Citigroup Mortgage Loan Trust, Inc.
Series 2004-NCM2, Class 3CB2, 6.50%, 8/25/2019	15,290	15,328
Series 2003-1, Class 3A5, 5.25%, 9/25/2033	170,144	169,201
CSFB Mortgage-Backed Pass-Through Certificates Series 2005-4, Class 2A5, 2.86%, 6/25/2035(k)	373,143	312,820
Deutsche Mortgage Securities, Inc., Mortgage Loan Trust Series 2004-1, Class 3A5, 6.16%, 12/25/2033(i)	195,649	197,656
DT Asset Trust 5.84%, 12/16/2022‡	500,000	499,563
FHLMC REMIC
Series 4102, Class BI, IO, 3.50%, 8/15/2027	1,832,649	323,265
Series 3782, Class PI, IO, 4.00%, 11/15/2028	1,682,369	13,677
Series 4120, Class JS, IF, IO, 3.89%, 10/15/2032(k)	827,059	106,016
Series 4149, IO, 3.00%, 1/15/2033	692,062	85,451
Series 4160, IO, 3.00%, 1/15/2033	2,306,166	300,088
Series 4212, Class MI, IO, 3.00%, 6/15/2033	2,916,298	385,799
Series 2916, Class S, IF, IO, 4.94%, 1/15/2035(k)	3,921,660	637,260
Series 3145, Class GI, IF, IO, 4.29%, 4/15/2036(k)	3,294,179	492,062
Series 4116, Class LS, IF, IO, 3.89%, 10/15/2042(k)	517,661	86,375
Series 4495, Class PI, IO, 4.00%, 9/15/2043	898,251	147,239
Series 4321, Class PI, IO, 4.50%, 1/15/2044	710,386	143,618
Series 4670, Class TI, IO, 4.50%, 1/15/2044	1,273,790	213,579
Series 4535, Class PI, IO, 4.00%, 3/15/2044	633,488	106,592
Series 4550, Class DI, IO, 4.00%, 3/15/2044	638,944	106,837
Series 4570, Class PI, IO, 4.00%, 3/15/2044	603,626	92,793
Series 4612, Class QI, IO, 3.50%, 5/15/2044	966,872	131,580
Series 4612, Class PI, IO, 3.50%, 6/15/2044	78,215	11,197
Series 4657, Class QI, IO, 4.00%, 9/15/2044	1,031,653	164,591
Series 4585, Class JI, IO, 4.00%, 5/15/2045	593,781	103,476
Series 4628, Class PI, IO, 4.00%, 7/15/2045	616,396	109,445
Series 4599, Class SA, IF, IO, 3.69%, 7/15/2046(k)	480,597	79,460
Series 4628, Class I, IO, 4.00%, 11/15/2046	535,638	111,059
Series 4643, Class SA, IF, IO, 3.69%, 1/15/2047(k)	7,775,271	1,281,587
Series 4681, Class SD, IF, IO, 3.84%, 5/15/2047(k)	1,263,667	209,624
Series 4694, Class SA, IF, IO, 3.79%, 6/15/2047(k)	1,786,358	316,667
Series 4689, Class SD, IF, IO, 3.84%, 6/15/2047(k)	1,802,745	311,325
Series 4707, Class SA, IF, IO, 3.84%, 8/15/2047(k)	1,390,658	253,359
Series 4709, Class SE, IF, IO, 3.84%, 8/15/2047(k)	1,209,648	202,723
Series 4714, Class SA, IF, IO, 3.84%, 8/15/2047(k)	1,364,363	231,705
FHLMC Stacr Trust
Series 2018-HQA2, Class M2, 4.61%, 10/25/2048(a)(k)	1,000,000	982,511
Series 2018-HQA2, Class B1, 6.56%, 10/25/2048(a)(k)	500,000	493,031
FHLMC STRIPS
Series 304, Class C32, IO, 3.00%, 10/15/2026	602,080	41,884
Series 311, Class S1, IF, IO, 3.64%, 8/15/2043(k)	2,170,100	330,655
Series 326, Class S2, IF, IO, 3.64%, 3/15/2044(k)	1,712,055	255,108
FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.62%, 9/25/2030(k)	490,000	484,554

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
FNMA REMIC
Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	1,705,380	179,272
Series 2012-93, Class FS, IF, IO, 3.83%, 9/25/2032(k)	5,365,600	712,970
Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	4,908,772	616,503
Series 2003-76, Class SB, IF, IO, 4.73%, 8/25/2033(k)	3,710,768	604,628
Series 2006-42, Class LI, IF, IO, 4.24%, 6/25/2036(k)	3,387,468	491,645
Series 2011-78, Class JS, IF, IO, 3.68%, 8/25/2041(k)	4,486,677	587,128
Series 2012-127, Class AI, IO, 4.00%, 11/25/2042	1,032,886	208,231
Series 2012-133, Class HS, IF, IO, 3.83%, 12/25/2042(k)	459,881	79,380
Series 2012-133, Class NS, IF, IO, 3.83%, 12/25/2042(k)	2,176,976	372,959
Series 2016-6, Class KI, IO, 4.00%, 2/25/2044	826,175	131,259
Series 2016-43, Class MI, IO, 4.00%, 10/25/2045	682,613	121,468
Series 2016-63, Class AS, IF, IO, 3.68%, 9/25/2046(k)	239,305	42,761
Series 2016-75, Class SC, IF, IO, 3.78%, 10/25/2046(k)	6,046,769	772,551
Series 2016-90, Class IN, IO, 3.50%, 12/25/2046	874,719	148,522
Series 2016-95, Class ES, IF, IO, 3.68%, 12/25/2046(k)	4,086,844	730,581
Series 2017-13, Class AS, IF, IO, 3.73%, 2/25/2047(k)	1,475,506	266,373
Series 2017-6, Class SB, IF, IO, 3.73%, 2/25/2047(k)	299,494	48,990
Series 2017-31, Class SG, IF, IO, 3.78%, 5/25/2047(k)	5,453,259	925,739
Series 2017-39, Class ST, IF, IO, 3.78%, 5/25/2047(k)	3,485,227	553,496
Series 2017-70, Class SA, IF, IO, 3.83%, 9/25/2047(k)	2,278,911	369,959
Series 2017-69, Class SH, IF, IO, 3.88%, 9/25/2047(k)	2,100,506	378,715
Series 2017-90, Class SP, IF, IO, 3.83%, 11/25/2047(k)	6,057,851	1,056,062
Series 2017-102, Class IJ, IO, 3.50%, 12/25/2047	2,578,025	474,875
Series 2018-16, Class SN, IF, IO, 3.93%, 3/25/2048(k)	5,659,470	1,035,090
Series 2018-27, Class SE, IF, IO, 3.88%, 5/25/2048(k)	6,986,014	1,240,336
Series 2017-57, Class SA, IF, IO, 3.78%, 8/25/2057(k)	1,770,025	272,454
FNMA STRIPS
Series 421, Class 7, IO, 3.50%, 5/25/2030	599,929	46,429
Series 421, Class C3, IO, 4.00%, 7/25/2030	856,339	103,355
FNMA, Connecticut Avenue Securities
Series 2018-C05, Class 1M2, 4.66%, 1/25/2031(k)	1,456,000	1,445,581
Series 2018-C05, Class 1B1, 6.56%, 1/25/2031(k)	250,000	248,564
Series 2018-C06, Class 1M2, 4.31%, 3/25/2031(k)	520,000	508,766
Series 2018-C06, Class 2M2, 4.41%, 3/25/2031(k)	1,370,000	1,341,969
Series 2018-C06, Class 1B1, 6.06%, 3/25/2031(k)	350,000	335,256
GMACM Mortgage Loan Trust Series 2004-J2, Class A8, 5.75%, 6/25/2034	85,831	87,115
GNMA
Series 2017-68, Class SA, IF, IO, 3.85%, 5/20/2047(k)	6,582,907	1,121,348
Series 2017-161, Class DS, IF, IO, 3.95%, 10/20/2047(k)	5,687,865	1,075,583
Series 2017-180, Class SD, IF, IO, 3.90%, 12/20/2047(k)	6,673,480	1,117,851
Series 2018-7, Class DS, IF, IO, 3.40%, 1/20/2048(k)	7,947,683	1,131,951
Series 2018-36, Class SG, IF, IO, 3.90%, 3/20/2048(k)	7,136,236	1,254,640
Series 2015-H13, Class GI, IO, 1.59%, 4/20/2065(k)	3,540,810	173,482
Series 2017-H14, Class FG, 3.53%, 6/20/2067(k)	610,532	626,312
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051‡	425,205	416,191
GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036(a)(k)	197,504	138,485
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 4.14%, 9/25/2035(k)	344,178	349,972
Impac CMB Trust Series 2005-1, Class 1A2, 2.93%, 4/25/2035(k)	475,542	457,567
JP Morgan Mortgage Trust Series 2006-S1, Class 1A1, 6.00%, 4/25/2036	82,316	86,133
MASTR Alternative Loan Trust Series 2003-5, Class 30B1, 5.90%, 8/25/2033‡(k)	83,609	81,009
MASTR Asset Securitization Trust Series 2003-11, Class 7A2, 5.25%, 12/25/2033	74,779	74,991
Merrill Lynch Mortgage Investors Trust Series 2003-A5, Class 2A6, 4.41%, 8/25/2033(k)	139,976	144,291
PNMAC GMSR Issuer Trust
Series 2018-GT1, Class A, 5.16%, 2/25/2023(a)(k)	3,485,000	3,492,651
Series 2018-GT2, Class A, 4.96%, 8/25/2025(a)(k)	670,000	671,846

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
RAAC Trust Series 2005-SP1, Class 4A1, 7.00%, 9/25/2034	135,272	138,385
SART 4.75%, 7/15/2024	903,752	904,602
Seasoned Credit Risk Transfer Trust Series 2017-3, Class AIO, IO, 0.18%, 7/25/2056‡(k)	33,024,317	110,070
Specialty Underwriting & Residential Finance Trust Series 2004-AA1, Class 2A2, 5.50%, 10/25/2034	53,130	53,990
STACR Trust Series 2018-DNA3, Class B1, 6.22%, 9/25/2048‡(a)(k)	1,000,000	966,854
Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021(a)(i)	940,000	939,867
Verus Securitization Trust Series 2018-2, Class A1, 3.68%, 6/1/2058(a)(k)	806,406	802,107
WaMu Mortgage Pass-Through Certificates Series 2003-S4, Class 2A2, 5.50%, 6/25/2033	180,677	180,683
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR8, Class A, 4.23%, 8/25/2033(k)	254,178	257,933
Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	220,426	228,868
Series 2005-AR7, Class A3, 4.08%, 8/25/2035(k)	166,607	167,797
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR4, Class 2A2, 4.05%, 4/25/2035(k)	223,557	224,706
Series 2005-14, Class 1A1, 5.50%, 12/25/2035	53,604	54,999
Series 2007-14, Class 1A1, 6.00%, 10/25/2037	14,648	14,303

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $57,307,611)		55,724,263

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.0%
20 Times Square Trust Series 2018-20TS, Class F, 3.20%, 5/15/2035‡(a)(k)	600,000	556,584
Banc of America Commercial Mortgage Trust
Series 2006-1, Class E, 6.21%, 9/10/2045‡(a)(k)	25,989	26,762
Series 2007-1, Class AMFX, 5.48%, 1/15/2049(k)	28,204	28,285
Series 2007-5, Class AJ, 6.23%, 2/10/2051(k)	304,549	311,995
BANK
Series 2017-BNK9, Class D, 2.80%, 11/15/2054(a)	440,000	340,211
Series 2017-BNK6, Class D, 3.10%, 7/15/2060‡(a)	470,000	376,862
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW13, Class B, 5.66%, 9/11/2041‡(a)(k)	8,426	8,447
Series 2005-T20, Class D, 5.26%, 10/12/2042‡(k)	205,805	207,350
BX Commercial Mortgage Trust Series 2018-IND, Class E, 4.01%, 11/15/2035(a)(k)	960,000	960,298
CD Mortgage Trust Series 2017-CD5, Class D, 3.35%, 8/15/2050‡(a)	451,000	360,822
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class D, 3.23%, 9/15/2048‡(a)	285,000	235,671
Series 2016-P5, Class C, 4.47%, 10/10/2049‡(k)	430,000	414,974
COBALT CMBS Commercial Mortgage Trust
Series 2007-C3, Class AJ, 6.01%, 5/15/2046(k)	262,549	263,290
Series 2007-C3, Class B, 6.01%, 5/15/2046‡(k)	435,000	433,512
Commercial Mortgage Trust
Series 2014-CR16, Class C, 5.06%, 4/10/2047‡(k)	300,000	303,108
Series 2015-LC21, Class D, 4.45%, 7/10/2048(k)	1,000,000	895,947
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	56,698	57,023
CSAIL Commercial Mortgage Trust Series 2017-C8, Class C, 4.32%, 6/15/2050‡	320,000	306,277
FHLMC Multifamily Structured Pass-Through Certificates
Series K721, Class X1, IO, 0.45%, 8/25/2022(k)	65,516,196	688,647
Series K721, Class X3, IO, 1.34%, 9/25/2022(k)	12,550,000	560,739
Series K033, Class X1, IO, 0.42%, 7/25/2023(k)	6,859,428	87,493
Series K729, Class X1, IO, 0.49%, 10/25/2024(k)	18,936,607	346,939
Series K731, Class X3, IO, 2.16%, 5/25/2025(k)	11,528,628	1,295,535
Series K075, Class X3, IO, 2.20%, 5/25/2028(k)	5,471,000	838,832
Series K723, Class X3, IO, 1.98%, 10/25/2034(k)	6,850,000	559,940
Series K153, Class X3, IO, 3.90%, 4/25/2035(k)	4,450,000	1,494,840
Series K036, Class X3, IO, 2.18%, 12/25/2041(k)	3,253,000	297,818
Series K038, Class X3, IO, 2.57%, 6/25/2042(k)	2,100,000	240,660
Series K720, Class X3, IO, 1.38%, 8/25/2042(k)	16,800,000	720,102

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES — continued
Series K041, Class X3, IO, 1.70%, 11/25/2042(k)	4,580,000	382,929
Series K042, Class X3, IO, 1.66%, 1/25/2043(k)	3,805,000	311,698
Series K718, Class X3, IO, 1.49%, 2/25/2043(k)	6,035,000	260,460
Series K045, Class X3, IO, 1.55%, 4/25/2043(k)	4,530,000	357,282
Series K046, Class X3, IO, 1.56%, 4/25/2043(k)	3,450,000	276,196
Series K054, Class X3, IO, 1.65%, 4/25/2043(k)	2,745,000	260,796
Series K047, Class X3, IO, 1.55%, 6/25/2043(k)	3,400,000	276,146
Series K050, Class X3, IO, 1.61%, 10/25/2043(k)	5,232,306	456,510
Series K051, Class X3, IO, 1.67%, 10/25/2043(k)	4,995,000	469,776
Series K052, Class X3, IO, 1.67%, 1/25/2044(k)	2,915,000	278,313
Series K726, Class X3, IO, 2.20%, 7/25/2044(k)	4,180,000	417,694
Series K067, Class X3, IO, 2.19%, 9/25/2044(k)	1,190,000	171,289
Series K068, Class X3, IO, 2.13%, 10/25/2044(k)	4,250,000	602,876
Series K729, Class X3, IO, 2.04%, 11/25/2044(k)	10,890,000	1,080,487
Series K724, Class X3, IO, 1.93%, 12/25/2044(k)	4,930,000	402,924
Series K070, Class X3, IO, 2.11%, 12/25/2044(k)	1,315,000	186,287
Series K730, Class X3, IO, 2.10%, 2/25/2045(k)	5,750,000	606,956
Series K065, Class X3, IO, 2.26%, 7/25/2045(k)	2,305,000	338,548
Series K072, Class X3, IO, 2.21%, 12/25/2045(k)	5,250,000	800,574
Series K078, Class X3, IO, 2.29%, 6/25/2046(k)	2,680,000	437,883
Series K081, Class X3, IO, 2.31%, 9/25/2046(k)	7,345,000	1,250,345
FNMA ACES
Series 2014-M3, Class X2, IO, 0.15%, 1/25/2024(k)	11,273,946	28,855
Series 2016-M4, Class X2, IO, 2.69%, 1/25/2039(k)	3,030,742	273,982
FREMF Mortgage Trust
Series 2017-KF29, Class B, 5.86%, 2/25/2024(a)(k)	428,253	443,184
Series 2017-KF31, Class B, 5.21%, 4/25/2024(a)(k)	672,892	672,804
Series 2017-KF36, Class B, 4.96%, 8/25/2024(a)(k)	717,764	723,182
Series 2017-KF35, Class B, 5.06%, 8/25/2024(a)(k)	424,607	436,354
Series 2017-KF41, Class B, 4.81%, 11/25/2024(a)(k)	284,043	287,188
Series 2018-KF49, Class B, 4.21%, 6/25/2025(a)(k)	999,937	999,941
Series 2016-KF24, Class B, 7.31%, 10/25/2026(a)(k)	204,661	215,415
Series 2017-KF40, Class B, 5.01%, 11/25/2027‡(a)(k)	388,317	397,787
Series 2018-KF50, Class B, 4.21%, 7/25/2028(a)(k)	430,000	428,385
Series 2016-K53, Class B, 4.16%, 3/25/2049(a)(k)	69,000	68,289
Series 2017-K67, Class B, 4.08%, 9/25/2049(a)(k)	145,000	140,588
Series 2017-K67, Class C, 4.08%, 9/25/2049(a)(k)	2,010,000	1,886,696
Series 2017-K728, Class B, 3.76%, 11/25/2050(a)(k)	250,000	243,814
Series 2017-K728, Class C, 3.76%, 11/25/2050(a)(k)	105,000	98,284
GNMA
Series 2012-89, IO, 0.76%, 12/16/2053(k)	4,032,218	111,860
Series 2013-48, IO, 0.62%, 7/16/2054(k)	11,021,035	468,710
Series 2014-130, Class IB, IO, 0.90%, 8/16/2054(k)	2,889,355	131,564
Series 2015-115, IO, 0.56%, 7/16/2057(k)	4,886,269	213,872
Series 2017-23, IO, 0.73%, 5/16/2059(k)	2,078,062	124,556
Series 2017-69, IO, 0.80%, 7/16/2059(k)	13,398,712	904,066
GS Mortgage Securities Trust Series 2012-GCJ9, Class D, 4.90%, 11/10/2045‡(a)(k)	400,000	390,289
LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044(k)	68,030	68,987
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039‡(k)	163,000	112,479
Merrill Lynch Mortgage Trust Series 2007-C1, Class AM, 5.98%, 6/12/2050(k)	2,719	2,719
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class D, 5.06%, 4/15/2047‡(a)(k)	1,000,000	976,791
Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.42%, 7/11/2040‡(a)(k)	1,000,000	954,908
Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041(k)	36,857	36,747
Velocity Commercial Capital Loan Trust
Series 2018-2, Class M2, 4.51%, 10/26/2048‡(a)(k)	253,425	254,836
Series 2018-2, Class M3, 4.72%, 10/26/2048‡(a)(k)	453,116	456,022

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES — continued
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class B, 5.46%, 12/15/2043(k)	360,000	363,823
Series 2007-C30, Class C, 5.48%, 12/15/2043‡(k)	970,000	972,425
Series 2005-C21, Class D, 3.30%, 10/15/2044‡(k)	448,087	443,911
Series 2007-C34, Class B, 6.41%, 5/15/2046‡(k)	250,000	251,500
Series 2007-C33, Class C, 5.98%, 2/15/2051‡(k)	140,000	14,000
Series 2007-C33, Class AJ, 5.98%, 2/15/2051(k)	433,544	428,120
Series 2007-C33, Class B, 5.98%, 2/15/2051‡(k)	250,000	185,000
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS1, Class D, 4.24%, 5/15/2048(k)	260,000	240,622
Series 2016-BNK1, Class D, 3.00%, 8/15/2049‡(a)	600,000	487,841

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $39,428,787)		38,785,328

FOREIGN GOVERNMENT SECURITIES — 4.9%
Arab Republic of Egypt (Egypt) 5.75%, 4/29/2020(h)	500,000	503,125
Federal Democratic Republic of Ethiopia (Ethiopia) 6.63%, 12/11/2024(h)	900,000	848,250
Federal Republic of Nigeria (Nigeria)
7.14%, 2/23/2030(h)	800,000	699,000
9.25%, 1/21/2049(a)	630,000	607,950
Gabonese Republic (Gabon) 6.95%, 6/16/2025(h)	400,000	352,500
Government of Dominican Republic (Dominican Republic) 6.88%, 1/29/2026(h)	400,000	412,000
Instituto Costarricense de Electricidad (Costa Rica) 6.38%, 5/15/2043(h)	490,000	362,994
Mongolia Government International Bond (Mongolia) 10.88%, 4/6/2021(h)	600,000	655,500
Provincia de Buenos Aires (Argentina)
5.75%, 6/15/2019(h)	700,000	694,750
6.50%, 2/15/2023(h)	1,000,000	842,500
Series REGS, 9.63%, 4/18/2028(h)	700,000	577,500
Provincia de Cordoba (Argentina) 7.45%, 9/1/2024(h)	400,000	332,000
Republic of Angola (Angola)
8.25%, 5/9/2028(a)	800,000	770,000
9.38%, 5/8/2048(a)	770,000	744,975
Republic of Argentina (Argentina) 5.88%, 1/11/2028	900,000	672,750
Republic of Belarus (Belarus)
6.88%, 2/28/2023(a)	400,000	402,000
6.88%, 2/28/2023(h)	400,000	402,000
Republic of Costa Rica (Costa Rica)
7.00%, 4/4/2044(h)	380,000	330,125
7.16%, 3/12/2045(a)	200,000	177,000
Republic of Cote d’Ivoire (Ivory Coast) 6.38%, 3/3/2028(h)	600,000	538,500
Republic of El Salvador (El Salvador)
7.75%, 1/24/2023(h)	620,000	630,850
8.25%, 4/10/2032(h)	640,000	634,480
7.65%, 6/15/2035(h)	176,000	162,738
7.63%, 2/1/2041(h)	550,000	505,312
Republic of Ghana (Ghana) 8.63%, 6/16/2049(h)	800,000	707,000
Republic of Honduras (Honduras) 6.25%, 1/19/2027(h)	1,000,000	971,250
Republic of Iraq (Iraq) 5.80%, 1/15/2028(h)	500,000	452,500
Republic of Kenya (Kenya) 6.88%, 6/24/2024(h)	800,000	750,000
Republic of Pakistan (Pakistan) 7.25%, 4/15/2019(h)	300,000	300,000
Republic of Paraguay (Paraguay) 6.10%, 8/11/2044(h)	575,000	573,563
Republic of Senegal (Senegal) 6.25%, 5/23/2033(h)	600,000	505,500
Republic of Sri Lanka (Sri Lanka) 6.00%, 1/14/2019(h)	500,000	496,250
Republic of Ukraine (Ukraine)
7.75%, 9/1/2019(h)	500,000	494,000
7.75%, 9/1/2020(h)	550,000	532,125
7.75%, 9/1/2022(h)	100,000	92,500
Ukreximbank Via Biz Finance plc (Ukraine) 9.63%, 4/27/2022(h)	300,000	292,206

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $20,054,058)		19,025,693

MORTGAGE-BACKED SECURITIES — 0.8%
FHLMC Gold Pools, 15 Year, Single Family Pool # G16352, 2.50%, 9/1/2032 (Cost $3,106,232)	3,253,638	3,136,536

LOAN ASSIGNMENTS — 0.5%(l)
Aerospace & Defense — 0.0%(c)
MacDonald Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.15%, 10/4/2024(f)	4,950	4,698

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
LOAN ASSIGNMENTS — continued
Commercial Services & Supplies — 0.1%
Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.82%, 5/24/2024(f)	84,362	83,448
Prime Security Services Borrower LLC, Term B-1 Loan (ICE LIBOR USD 1 Month + 2.75%), 5.09%, 5/2/2022(f)	98,503	97,313

		180,761

Containers & Packaging — 0.0%(c)
Viskase Corp., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.64%, 1/30/2021(f)	98,196	97,337

Diversified Telecommunication Services — 0.1%
Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.59%, 10/2/2024(f)	174,000	172,478
Intelsat Jackson Holdings, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.07%, 11/27/2023(f)	50,000	49,640

		222,118

Electric Utilities — 0.0%(c)
Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.09%, 1/30/2024(f)	45,715	44,248
Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 6.09%, 1/30/2024(f)	2,455	2,377

		46,625

Food & Staples Retailing — 0.0%(c)
Moran Foods LLC, Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.34%, 12/5/2023(f)	98,250	51,090

Food Products — 0.0%(c)
Mastronardi Produce Ltd., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.55%, 5/1/2025(f)	18,953	18,941

Hotels, Restaurants & Leisure — 0.0%(c)
Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 5.23%, 10/4/2023(f)	5,189	5,102

Household Durables — 0.0%(c)
American Greetings Corp., Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 6.84%, 4/6/2024(f)	30,845	30,806

IT Services — 0.1%
First Data Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.32%, 7/8/2022(f)	166,878	164,355
Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.58%, 11/3/2023(f)	147,755	135,011

		299,366

Leisure Products — 0.0%(c)
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.62%, 5/15/2022‡(f)	53,054	52,984

Oil, Gas & Consumable Fuels — 0.2%
California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 7.07%, 12/31/2022(f)	220,000	221,282
CITGO Petroleum Corp., Term B Loan (ICE LIBOR USD 3 Month + 3.50%), 5.90%, 7/29/2021(f)	97,959	97,102
Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 7.64%, 8/25/2023(f)	187,950	149,734
Summit Midstream Partners Holdings LLC, Senior Secured Term Loan (ICE LIBOR USD 1 Month + 6.00%), 8.34%, 5/13/2022(f)	19,833	19,784

		487,902

Software — 0.0%(c)
Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.59%, 12/1/2023(f)	98,260	97,224
Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 3 Month + 2.75%), 5.14%, 2/1/2022(f)	73,711	72,618

		169,842

Specialty Retail — 0.0%(c)
Claire’s Stores, Inc., 1st Lien Revolver Term Loan (ICE LIBOR USD 3 Month + 2.50%), 2.50%, 9/15/2022‡(f)(m)	989	—
Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 6.25%, 9/15/2038‡(f)(m)	3,297	4,714

		4,714

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($)	Value ($)
LOAN ASSIGNMENTS — continued
Wireless Telecommunication Services — 0.0%(c)
Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.31%, 3/9/2023(f)	205,047	195,820

TOTAL LOAN ASSIGNMENTS (Cost $1,982,875)		1,868,106

MUNICIPAL BONDS — 0.4%(n)
California — 0.3%
Education — 0.1%
Regents of the University of California Series R, Rev., 5.77%, 5/15/2043	140,000	165,074
University of California Series J, Rev., 4.13%, 5/15/2045	100,000	96,352

		261,426

General Obligation — 0.0%(c)
Los Angeles Community College District GO, 6.75%, 8/1/2049	100,000	138,994

Hospital — 0.1%
University of California, Medical Center Series F, Rev., 6.58%, 5/15/2049	255,000	326,247

Water & Sewer — 0.1%
County of Orange, Water District Series B, Rev., 4.06%, 8/15/2041	290,000	287,332

Total California		1,013,999

Colorado — 0.0%(c)
Hospital — 0.0%(c)
Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	175,000	169,915

Illinois — 0.0%(c)
Education — 0.0%(c)
Illinois Finance Authority Series A, Rev., 4.00%, 10/1/2049	25,000	24,953

Indiana — 0.1%
Other Revenue — 0.1%
Indianapolis Local Public Improvement Bond Bank, Marion County Health and Hospital Series B-2, Rev., 6.12%, 1/15/2040	240,000	295,142

New Jersey — 0.0%(c)
Transportation — 0.0%(c)
New Jersey Transportation Trust Fund Authority, Transportation System Series A, Rev., 5.00%, 6/15/2042	25,000	25,469

Texas — 0.0%(c)
Transportation — 0.0%(c)
North Texas Tollway Authority System, First Tier Series B, Rev., 6.72%, 1/1/2049	131,000	177,620

TOTAL MUNICIPAL BONDS (Cost $1,750,425)		1,707,098

	No. of Contracts
OPTIONS PURCHASED — 0.0%(c)
PUT OPTIONS PURCHASED — 0.0%(c)
Future Interest Rate Options — 0.0%(c)
U.S. Treasury 10 Year Note 12/07/2018 at USD 119.00, Vanilla, American Style Notional Amount: USD 102,200,000 Exchange Traded*	1,022	95,812

TOTAL OPTIONS PURCHASED (Cost $185,889)		95,812

	Shares
COMMON STOCKS — 0.0%(c)
Aerospace & Defense — 0.0%(c)
Remington Outdoor Co., Inc.*‡	4,916	40,459

Capital Markets — 0.0%(c)
UCI Holdings LLC (New Zealand)*‡	1,536	29,952

Specialty Retail — 0.0%(c)
Claire’s Stores, Inc.*‡	9	7,800

TOTAL COMMON STOCKS (Cost $82,302)		78,211

PREFERRED STOCKS — 0.0%(c)
Specialty Retail — 0.0%(c)
Claire’s Stores, Inc.*‡ (Cost $2,500)	4	6,367

	No. of Warrants
WARRANTS — 0.0%
Road & Rail — 0.0%
Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00*‡ (Cost $—)	49	—

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Shares	Value ($)
SHORT-TERM INVESTMENTS — 2.3%
INVESTMENT COMPANIES — 2.3%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.30%(o)(p) (Cost $8,939,583)	8,938,852	8,939,746

INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED — 2.8%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.40%(o)(p)	4,000,240	4,000,240
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.16%(o)(p)	6,853,990	6,853,990

TOTAL INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED (Cost $10,854,230)		10,854,230

Total Investments — 101.6% (Cost $405,381,856)		396,137,634
Liabilities in Excess of Other Assets — (1.6%)		(6,326,029)

Net Assets — 100.0%		389,811,605

Percentages indicated are based on net assets.

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CMBS	Commercial Mortgage-Backed Security
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GS	Goldman Sachs
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of November 30, 2018. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
IRB	Interest Rate Reduction Bond
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(b)	The security or a portion of this security is on loan at November 30, 2018. The total value of securities on loan at November 30, 2018 was $10,590,000.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2018.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(g)	Security is an interest bearing note with preferred security characteristics.
(h)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2018.
(j)	Defaulted security.
(k)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	All or a portion of this security is unsettled as of November 30, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(n)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(o)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of November 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Futures contracts outstanding as of November 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 10 Year Note	1,040	03/2019	USD	124,296,250	537,985
U.S. Treasury 5 Year Note	409	03/2019	USD	46,217,000	104,586
U.S. Treasury Long Bond	15	03/2019	USD	2,101,406	12,857
U.S. Treasury Ultra Bond	4	03/2019	USD	610,500	1,616

					657,044

Short Contracts
U.S. Treasury 10 Year Note	(265)	03/2019	USD	(31,671,640)	(137,232)
U.S. Treasury 2 Year Note	(245)	03/2019	USD	(51,698,828)	(42,611)
U.S. Treasury 5 Year Note	(330)	03/2019	USD	(37,290,000)	(87,060)
U.S. Treasury Ultra Bond	(24)	03/2019	USD	(3,663,000)	(7,930)

					(274,833)

					382,211

Abbreviations

USD	United States Dollar

Written Put Options Contracts as of November 30, 2018:

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
U.S. Treasury 10 Year Note	Exchange Traded	511	USD 51,100,000	USD 118.50	12/07/2018	(11,977)

Total Written Options Contracts (Premiums Paid ($38,798))						(11,977)

Abbreviations

USD	United States Dollar

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each Underlying Fund’s net asset values per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$71,975,354	$48,144,049		$120,119,403
Collateralized Mortgage Obligations	—	48,517,297	7,206,966		55,724,263
Commercial Mortgage-Backed Securities	—	29,657,170	9,128,158		38,785,328
Corporate Bonds
Consumer Finance	—	2,173,421	248,250		2,421,671
Entertainment	—	1,404,333	333,788		1,738,121
Oil, Gas & Consumable Fuels	—	13,375,420	182,050		13,557,470
Wireless Telecommunication Services	—	5,359,290	—	(a)	5,359,290
Other Corporate Bonds	—	112,720,289	—		112,720,289

Total Corporate Bonds	—	135,032,753	764,088		135,796,841

Foreign Government Securities	—	19,025,693	—		19,025,693
Mortgage-Backed Securities	—	3,136,536	—		3,136,536
Municipal Bonds	—	1,707,098	—		1,707,098
Preferred Stocks
Specialty Retail	—	—	6,367		6,367
Common Stocks
Aerospace & Defense	—	—	40,459		40,459
Capital Markets	—	—	29,952		29,952
Specialty Retail	—	—	7,800		7,800

Total Common Stocks	—	—	78,211		78,211

Loan Assignments
Leisure Products	—	—	52,984		52,984
Specialty Retail	—	—	4,714		4,714
Other Loan Assignments	—	1,810,408	—		1,810,408

Total Loan Assignments	—	1,810,408	57,698		1,868,106

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Options Purchased
Put Options Purchased	$95,812	$—	$—		$95,812
Warrants
Road & Rail	—	—	—	(a)	— (a)
Short-Term Investments
Investment Companies	8,939,746	—	—		8,939,746
Investments of cash collateral from securities loaned	10,854,230	—	—		10,854,230

Total Investments in Securities	$19,889,788	$310,862,309	$65,385,537		$396,137,634

Appreciation in Other Financial Instruments
Futures Contracts	$657,044	$—	$—		$657,044

Depreciation in Other Financial Instruments
Futures Contracts	$(274,833)	$—	$—		$(274,833)
Options Written
Put Options Written	(11,977)	—	—		(11,977)

Total Depreciation in Other Financial Instruments	$(286,810)	$—	$—		$(286,810)

(a)	Value is zero

Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the period ended November 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

JPMorgan Income Fund	Balance as of February 28, 2018		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2018
Investments in Securities:
Asset-Backed Securities	$17,540,281		$(67,550)	$(360,397)	$(7,097)	$31,179,395	$(6,947,078)	$7,877,906	$(1,071,411)	$48,144,049
Collateralized Mortgage Obligations	1,999,964		4,432	(44,278)	(57,313)	5,524,649	(314,558)	94,070	—	7,206,966
Commercial Mortgage-Backed Securities	7,437,957		17,667	(164,244)	7,170	4,820,891	(3,179,978)	991,863	(803,168)	9,128,158
Common Stocks — Aerospace & Defense	—		—	(16,074)	—	56,533	—	—	—	40,459
Common Stocks — Capital Markets	28,032		—	1,920	—	—	—	—	—	29,952
Common Stocks — Specialty Retail	—		—	462	—	7,338	—	—	—	7,800
Corporate Bonds — Consumer Finance	—		—	(22,142)	17	270,375	—	—	—	248,250
Corporate Bonds — Entertainment	—		—	(5,249)	329	338,708	—	—	—	333,788
Corporate Bonds — Oil, Gas & Consumable Fuels	—		—	(63,985)	3,310	242,725	—	—	—	182,050
Corporate Bonds — Wireless Telecommunication Services	—		—	— (a)	—	—	—	—	—	—	(a)
Loan Assignments — Leisure Products	—		—	— (a)	—	52,984	—	—	—	52,984
Loan Assignments — Specialty Retail	—		—	1,418	—	3,296	—	—	—	4,714
Preferred Stocks — Specialty Retail	—		—	3,867	—	2,500	—	—	—	6,367
Warrants — Road & Rail	—	(b)	—	—	—	—	—	—	—	—	(b)

	$27,006,234		$(45,451)	$(668,702)	$(53,584)	$42,499,394	$(10,441,614)	$8,963,839	$(1,874,579)	$65,385,537

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than 1.
(b)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2018, which were valued using significant unobservable inputs (level 3) amounted to $(478,949).

Income Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at November 30, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$32,725,747	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (14.50%)
			Constant Default Rate	0.00% - 8.00% (0.39%)
			Yield (Discount Rate of Cash Flows)	0.00% - 7.72% (4.26%)

Asset-Backed Securities	32,725,747

	3,878,379	Discounted Cash Flow	Constant Prepayment Rate	8.85% - 11.50% (8.92%)
			Constant Default Rate	0.00% - 2.41% (0.12%)
			Yield (Discount Rate of Cash Flows)	0.00% - 6.80% (4.79%)

Collateralized Mortgage Obligations	3,878,379

	9,128,158	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (7.79%)
			Constant Default Rate	0.00% - 3.00% (0.23%)
			Yield (Discount Rate of Cash Flows)	(20.00%) - 199.00% (12.03%)

Commercial Mortgage-Backed Securities	9,128,158

	40,459	Terms of Exchange Offer /Restructuring	Expected Recovery	$8.23($8.23)

Common Stocks	40,459

Total	45,772,743

#

The table above does not include level 3 securities that are valued by brokers and pricing services. At November 30, 2018, the value of these securities was $19,612,794. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — 33.8%
Aerospace & Defense — 0.9%
Boeing Co. (The)
4.88%, 2/15/2020	540	552
7.95%, 8/15/2024	500	608
General Dynamics Corp. 2.25%, 11/15/2022	2,000	1,921
Harris Corp. 4.85%, 4/27/2035	500	497
Lockheed Martin Corp.
2.50%, 11/23/2020	850	836
3.35%, 9/15/2021	380	378
Northrop Grumman Corp.
5.05%, 8/1/2019	325	329
2.93%, 1/15/2025	800	755
Precision Castparts Corp.
2.50%, 1/15/2023	1,500	1,443
3.25%, 6/15/2025	800	772
Raytheon Co. 3.15%, 12/15/2024	476	466
Rockwell Collins, Inc. 3.20%, 3/15/2024	300	287
United Technologies Corp.
1.95%, 11/1/2021	500	477
3.95%, 8/16/2025	1,250	1,235

		10,556

Air Freight & Logistics — 0.2%
FedEx Corp. 3.20%, 2/1/2025	796	761
United Parcel Service, Inc.
5.13%, 4/1/2019	425	428
3.13%, 1/15/2021	1,600	1,600

		2,789

Airlines — 0.0%(a)
Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	222	222

Automobiles — 0.4%
BMW US Capital LLC (Germany) 1.85%, 9/15/2021(b)	250	238
Daimler Finance North America LLC (Germany)
2.30%, 1/6/2020(b)	2,100	2,073
2.25%, 3/2/2020(b)	153	151
Ford Motor Co. 6.63%, 10/1/2028	1,500	1,506
General Motors Co.
5.00%, 10/1/2028	550	516
6.60%, 4/1/2036	600	581

		5,065

Banks — 5.1%
ABN AMRO Bank NV (Netherlands) 2.65%, 1/19/2021(b)	450	441
ANZ New Zealand Int’l Ltd. (New Zealand) 2.75%, 1/22/2021(b)	700	688
Australia & New Zealand Banking Group Ltd. (Australia) 2.63%, 11/9/2022	750	720
Bank of America Corp. 3.30%, 1/11/2023	32	31
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023(c)	21	21
(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023(c)	780	754
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023(c)	3,745	3,591
(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024(c)	737	722
4.00%, 1/22/2025	1,154	1,120
(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026(c)	1,500	1,430
4.45%, 3/3/2026	556	546
Bank of Montreal (Canada)
2.38%, 1/25/2019	1,153	1,152
2.35%, 9/11/2022	100	96
Bank of Nova Scotia (The) (Canada) 2.80%, 7/21/2021	630	619
Barclays plc (United Kingdom) 3.65%, 3/16/2025	1,255	1,152
BB&T Corp.
2.45%, 1/15/2020	166	165
2.63%, 6/29/2020	500	494
Capital One Bank USA NA 3.38%, 2/15/2023	2,860	2,745
Citibank NA 2.85%, 2/12/2021	350	345
Citigroup, Inc.
2.65%, 10/26/2020	2,000	1,966
2.75%, 4/25/2022	1,100	1,058
3.40%, 5/1/2026	650	605
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028(c)	1,000	954
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039(c)	2,000	1,758
Commonwealth Bank of Australia (Australia) 4.50%, 12/9/2025(b)	778	756
Cooperatieve Rabobank UA (Netherlands) 3.88%, 2/8/2022	903	908
Credit Agricole SA (France) 3.75%, 4/24/2023(b)	775	753
Credit Suisse Group Funding Guernsey Ltd. (Switzerland) 4.55%, 4/17/2026	500	492
Discover Bank 4.20%, 8/8/2023	447	443
Fifth Third Bank
2.38%, 4/25/2019	250	250
2.88%, 10/1/2021	425	417
HSBC Bank plc (United Kingdom) 4.75%, 1/19/2021(b)	1,100	1,123

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Banks — continued
HSBC Holdings plc (United Kingdom)
4.00%, 3/30/2022	1,100	1,107
4.25%, 3/14/2024	800	783
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024(c)	600	592
(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026(c)	1,250	1,220
Huntington Bancshares, Inc. 3.15%, 3/14/2021	352	348
Huntington National Bank (The) 2.50%, 8/7/2022	500	478
ING Groep NV (Netherlands) 3.95%, 3/29/2027	406	384
KeyCorp 5.10%, 3/24/2021	1,657	1,714
Lloyds Bank plc (United Kingdom) 3.30%, 5/7/2021	500	494
Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	869	784
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.00%, 2/22/2022	221	217
3.76%, 7/26/2023	1,000	997
3.78%, 3/2/2025	1,000	990
3.85%, 3/1/2026	350	344
Mizuho Bank Ltd. (Japan) 2.65%, 9/25/2019(b)	909	906
Mizuho Financial Group, Inc. (Japan)
2.95%, 2/28/2022	580	565
2.60%, 9/11/2022	300	288
National Australia Bank Ltd. (Australia) 2.50%, 1/12/2021	1,050	1,028
National City Corp. 6.88%, 5/15/2019	100	102
Nordea Bank AB (Finland) 4.25%, 9/21/2022(b)	591	589
PNC Bank NA 2.45%, 11/5/2020	356	349
PNC Financial Services Group, Inc. (The)
6.70%, 6/10/2019	363	370
4.38%, 8/11/2020	362	367
Regions Financial Corp. 3.20%, 2/8/2021	402	396
Royal Bank of Canada (Canada) 4.65%, 1/27/2026	597	605
Royal Bank of Scotland Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024(c)	635	618
Santander UK Group Holdings plc (United Kingdom) 3.13%, 1/8/2021	250	244
Santander UK plc (United Kingdom) 2.50%, 3/14/2019	799	798
Societe Generale SA (France) 4.25%, 9/14/2023(b)	1,200	1,180
Stadshypotek AB (Sweden) 1.88%, 10/2/2019(b)	442	438
Standard Chartered plc (United Kingdom) 5.20%, 1/26/2024(b)	1,200	1,210
Sumitomo Mitsui Financial Group, Inc. (Japan) 3.10%, 1/17/2023	482	469
SunTrust Bank 2.75%, 5/1/2023	1,500	1,434
Toronto-Dominion Bank (The) (Canada) 3.15%, 9/17/2020	1,000	999
US Bancorp 2.20%, 4/25/2019	500	498
Series V, 2.63%, 1/24/2022	732	715
3.60%, 9/11/2024	215	211
Wachovia Corp. 7.57%, 8/1/2026(d)	1,700	1,996
Wells Fargo & Co.
2.50%, 3/4/2021	428	417
3.50%, 3/8/2022	1,000	989
3.00%, 2/19/2025	368	345
3.00%, 4/22/2026	800	737
4.30%, 7/22/2027	2,000	1,940
Westpac Banking Corp. (Australia)
2.00%, 3/3/2020(b)	506	499
2.50%, 6/28/2022	1,100	1,059

		61,128

Beverages — 0.7%
Anheuser-Busch Cos. LLC (Belgium) 3.65%, 2/1/2026(b)	2,800	2,647
Anheuser-Busch InBev Finance, Inc. (Belgium) 3.30%, 2/1/2023	3,234	3,131
Diageo Investment Corp. (United Kingdom) 2.88%, 5/11/2022	1,000	979
Keurig Dr Pepper, Inc. 4.42%, 5/25/2025(b)	745	734
Molson Coors Brewing Co. 2.25%, 3/15/2020	400	393
PepsiCo, Inc. 2.38%, 10/6/2026	200	181

		8,065

Biotechnology — 0.4%
AbbVie, Inc. 2.85%, 5/14/2023	1,606	1,531
Amgen, Inc. 3.63%, 5/15/2022	1,850	1,843
Baxalta, Inc. 3.60%, 6/23/2022	35	34
Biogen, Inc. 3.63%, 9/15/2022	212	211
Celgene Corp.
3.95%, 10/15/2020	700	707
3.25%, 8/15/2022	600	583
Gilead Sciences, Inc.
2.55%, 9/1/2020	300	296
3.70%, 4/1/2024	56	56
3.50%, 2/1/2025	35	34

		5,295

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Building Products — 0.1%
CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027(b)	222	203
Johnson Controls International plc
4.25%, 3/1/2021	1,135	1,152
3.62%, 7/2/2024(d)	138	135

		1,490

Capital Markets — 2.9%
Ameriprise Financial, Inc. 4.00%, 10/15/2023	550	556
Bank of New York Mellon Corp. (The)
4.60%, 1/15/2020	155	158
2.60%, 8/17/2020	92	91
4.15%, 2/1/2021	1,440	1,463
3.40%, 1/29/2028	1,500	1,438
BlackRock, Inc. 3.20%, 3/15/2027	400	382
Blackstone Holdings Finance Co. LLC 4.75%, 2/15/2023(b)	470	487
Brookfield Finance, Inc. (Canada) 4.25%, 6/2/2026	650	630
CDP Financial, Inc. (Canada) 4.40%, 11/25/2019(b)	500	507
Charles Schwab Corp. (The) 3.20%, 3/2/2027	250	236
CME Group, Inc. 3.00%, 9/15/2022	1,666	1,642
Credit Suisse AG (Switzerland) 3.63%, 9/9/2024	520	506
Deutsche Bank AG (Germany)
4.25%, 10/14/2021	600	585
3.95%, 2/27/2023	500	470
Goldman Sachs Group, Inc. (The)
5.38%, 3/15/2020	900	921
2.35%, 11/15/2021	4,195	4,005
(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022(c)	500	482
(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023(c)	196	187
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025(c)	403	376
4.25%, 10/21/2025	92	89
3.50%, 11/16/2026	1,200	1,106
3.85%, 1/26/2027	1,000	941
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028(c)	384	355
Intercontinental Exchange, Inc. 4.00%, 10/15/2023	1,502	1,527
Invesco Finance plc 3.75%, 1/15/2026	436	419
Jefferies Group LLC 6.88%, 4/15/2021	400	426
Macquarie Bank Ltd. (Australia) 2.60%, 6/24/2019(b)	481	479
Macquarie Group Ltd. (Australia) 6.25%, 1/14/2021(b)	800	839
(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030(b)(c)	200	198
Morgan Stanley
7.30%, 5/13/2019	1,700	1,731
5.63%, 9/23/2019	2,500	2,545
2.65%, 1/27/2020	600	595
5.50%, 7/24/2020	154	159
5.75%, 1/25/2021	687	715
2.75%, 5/19/2022	400	385
5.00%, 11/24/2025	622	631
3.88%, 1/27/2026	2,281	2,199
4.35%, 9/8/2026	880	854
State Street Corp. 3.10%, 5/15/2023	1,724	1,672
3.70%, 11/20/2023	1,154	1,152
TD Ameritrade Holding Corp. 2.95%, 4/1/2022	219	215
UBS AG (Switzerland) 2.45%, 12/1/2020(b)	200	196

		34,550

Chemicals — 0.7%
Chevron Phillips Chemical Co. LLC 3.30%, 5/1/2023(b)	400	393
Dow Chemical Co. (The)
8.55%, 5/15/2019	17	17
4.13%, 11/15/2021	52	53
3.00%, 11/15/2022	594	573
3.50%, 10/1/2024	800	769
Ecolab, Inc.
2.25%, 1/12/2020	167	165
3.25%, 1/14/2023	330	326
International Flavors & Fragrances, Inc. 4.45%, 9/26/2028	93	92
Mosaic Co. (The) 3.25%, 11/15/2022	2,243	2,175
Nutrien Ltd. (Canada)
6.50%, 5/15/2019	1,050	1,065
3.38%, 3/15/2025	168	157
Praxair, Inc. 2.20%, 8/15/2022	1,250	1,195
Rohm & Haas Co. 7.85%, 7/15/2029	315	390
Sherwin-Williams Co. (The)
3.30%, 2/1/2025	225	212
3.45%, 6/1/2027	170	155
Westlake Chemical Corp. 3.60%, 8/15/2026	1,150	1,053

		8,790

Commercial Services & Supplies — 0.1%
Republic Services, Inc.
5.50%, 9/15/2019	1,200	1,219
3.55%, 6/1/2022	417	414

		1,633

Communications Equipment — 0.2%
Cisco Systems, Inc.
4.95%, 2/15/2019	975	979
4.45%, 1/15/2020	90	91
2.45%, 6/15/2020	90	89
2.90%, 3/4/2021	181	180

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Communications Equipment — continued
2.95%, 2/28/2026	1,000	948

		2,287

Construction Materials — 0.1%
CRH America, Inc. (Ireland) 3.88%, 5/18/2025(b)	250	240
Martin Marietta Materials, Inc.
3.45%, 6/1/2027	260	237
3.50%, 12/15/2027	300	272

		749

Consumer Finance — 1.3%
AerCap Ireland Capital DAC (Ireland)
3.30%, 1/23/2023	1,200	1,142
3.65%, 7/21/2027	594	518
American Express Co. 3.38%, 5/17/2021	1,000	994
American Honda Finance Corp. 2.25%, 8/15/2019	250	247
Caterpillar Financial Services Corp.
7.15%, 2/15/2019	675	680
2.25%, 12/1/2019	176	175
2.75%, 8/20/2021	510	501
2.85%, 6/1/2022	900	881
Ford Motor Credit Co. LLC
2.02%, 5/3/2019	484	481
3.34%, 3/28/2022	1,619	1,526
3.81%, 1/9/2024	200	182
General Motors Financial Co., Inc.
3.70%, 5/9/2023	615	586
4.25%, 5/15/2023	770	751
4.00%, 10/6/2026	280	252
4.35%, 1/17/2027	400	369
3.85%, 1/5/2028	1,000	878
John Deere Capital Corp.
1.70%, 1/15/2020	65	64
3.15%, 10/15/2021	650	646
2.70%, 1/6/2023	298	287
3.45%, 3/13/2025	500	492
PACCAR Financial Corp. 2.20%, 9/15/2019	1,400	1,391
Synchrony Financial 4.25%, 8/15/2024	350	322
Toyota Motor Credit Corp.
2.13%, 7/18/2019	1,700	1,692
2.63%, 1/10/2023	800	771

		15,828

Containers & Packaging — 0.1%
International Paper Co. 3.80%, 1/15/2026	350	339
Westrock Co. 4.90%, 3/15/2029(b)	150	151
WRKCo., Inc. 3.00%, 9/15/2024(b)	350	323

		813

Diversified Financial Services — 0.8%
AIG Global Funding 2.15%, 7/2/2020(b)	550	539
GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	3,238	3,078
Hutchison Whampoa International 12 II Ltd. (Hong Kong) 3.25%, 11/8/2022(b)	490	481
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 3.96%, 9/19/2023(b)	820	820
National Rural Utilities Cooperative Finance Corp. 3.40%, 2/7/2028	1,250	1,202
ORIX Corp. (Japan) 2.90%, 7/18/2022	277	269
Shell International Finance BV (Netherlands)
4.30%, 9/22/2019	1,555	1,570
3.40%, 8/12/2023	150	149
2.88%, 5/10/2026	788	739
Siemens Financieringsmaatschappij NV (Germany) 3.13%, 3/16/2024(b)	400	388

		9,235

Diversified Telecommunication Services — 0.9%
AT&T, Inc.
5.80%, 2/15/2019	1,405	1,413
3.95%, 1/15/2025	1,183	1,142
3.40%, 5/15/2025	2,527	2,352
4.10%, 2/15/2028	800	754
4.30%, 2/15/2030	1,282	1,195
British Telecommunications plc (United Kingdom) 2.35%, 2/14/2019	350	349
Telefonica Emisiones SAU (Spain)
5.13%, 4/27/2020	409	417
5.46%, 2/16/2021	114	118
Verizon Communications, Inc.
3.13%, 3/16/2022	528	521
4.33%, 9/21/2028	1,508	1,499
4.40%, 11/1/2034	350	332
5.25%, 3/16/2037	320	329

		10,421

Electric Utilities — 3.0%
Appalachian Power Co. 4.60%, 3/30/2021	800	817
Arizona Public Service Co. 3.35%, 6/15/2024	372	364
Baltimore Gas & Electric Co. 2.80%, 8/15/2022	1,595	1,544
Cleveland Electric Illuminating Co. (The)
3.50%, 4/1/2028(b)	476	447
4.55%, 11/15/2030(b)	290	289
Comision Federal de Electricidad (Mexico) 4.88%, 5/26/2021(b)	237	235
Connecticut Light & Power Co. (The) Series A, 3.20%, 3/15/2027	700	663
DTE Electric Co.
3.90%, 6/1/2021	200	202
2.65%, 6/15/2022	197	192
3.65%, 3/15/2024	1,500	1,503
3.38%, 3/1/2025	1,000	974

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Electric Utilities — continued
Duke Energy Carolinas LLC
3.90%, 6/15/2021	1,250	1,268
6.45%, 10/15/2032	50	60
Duke Energy Corp. 3.55%, 9/15/2021	233	232
Duke Energy Indiana LLC 3.75%, 7/15/2020	160	161
Duke Energy Progress LLC 2.80%, 5/15/2022	461	451
Electricite de France SA (France) 2.15%, 1/22/2019(b)	720	719
Enel Finance International NV (Italy)
4.63%, 9/14/2025(b)	425	401
3.63%, 5/25/2027(b)	450	388
Entergy Arkansas, Inc.
3.05%, 6/1/2023	765	752
3.50%, 4/1/2026	260	254
Entergy Mississippi, Inc. 2.85%, 6/1/2028	269	246
Evergy, Inc. 4.85%, 6/1/2021	1,663	1,697
Fortis, Inc. (Canada) 3.06%, 10/4/2026	550	498
Georgia Power Co. 4.25%, 12/1/2019	3,700	3,729
Hydro-Quebec (Canada) Series HY, 8.40%, 1/15/2022	1,000	1,140
Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	100	98
Interstate Power & Light Co. 4.10%, 9/26/2028	1,000	996
Kentucky Utilities Co. 3.30%, 10/1/2025	200	194
Louisville Gas & Electric Co. Series 25, 3.30%, 10/1/2025	94	91
Nevada Power Co. 7.13%, 3/15/2019	1,000	1,012
NextEra Energy Capital Holdings, Inc.
2.40%, 9/15/2019	518	514
2.70%, 9/15/2019	1,539	1,532
Niagara Mohawk Power Corp. 3.51%, 10/1/2024(b)	938	925
NSTAR Electric Co. 2.38%, 10/15/2022	300	288
Ohio Power Co. Series M, 5.38%, 10/1/2021	1,200	1,263
Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029(b)	300	339
Pacific Gas & Electric Co.
3.25%, 9/15/2021	424	387
2.45%, 8/15/2022	794	700
3.25%, 6/15/2023	1,500	1,320
3.85%, 11/15/2023	350	315
Pennsylvania Electric Co. 3.25%, 3/15/2028(b)	256	238
PPL Capital Funding, Inc. 4.20%, 6/15/2022	752	758
PPL Electric Utilities Corp. 2.50%, 9/1/2022	224	216
Progress Energy, Inc. 4.40%, 1/15/2021	560	569
Public Service Co. of Colorado 3.20%, 11/15/2020	74	74
Public Service Co. of New Hampshire 3.50%, 11/1/2023	283	281
Public Service Co. of Oklahoma 4.40%, 2/1/2021	220	222
Public Service Electric & Gas Co. 2.00%, 8/15/2019	1,100	1,094
Southern California Edison Co. 3.88%, 6/1/2021	958	957
Virginia Electric & Power Co.
2.95%, 1/15/2022	1,099	1,077
Series C, 2.75%, 3/15/2023	1,600	1,544

		36,230

Electrical Equipment — 0.0%(a)
ABB Finance USA, Inc. (Switzerland) 2.88%, 5/8/2022	350	342

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc. 3.88%, 1/12/2028	926	846

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co. LLC 2.77%, 12/15/2022	400	378
Halliburton Co.
8.75%, 2/15/2021	750	824
3.50%, 8/1/2023	350	343
Schlumberger Investment SA 3.30%, 9/14/2021(b)	233	232

		1,777

Entertainment — 0.3%
21st Century Fox America, Inc. 7.43%, 10/1/2026	600	731
NBCUniversal Enterprise, Inc. 1.97%, 4/15/2019(b)	400	398
Viacom, Inc. 3.88%, 4/1/2024	1,309	1,295
Warner Media LLC 3.55%, 6/1/2024	600	576

		3,000

Equity Real Estate Investment Trusts (REITs) — 1.2%
Alexandria Real Estate Equities, Inc. 3.95%, 1/15/2027	285	273
American Tower Corp. 3.50%, 1/31/2023	360	350
American Tower Trust #1 3.07%, 3/15/2023(b)	500	489
AvalonBay Communities, Inc. 3.20%, 1/15/2028	300	281
Boston Properties LP 3.80%, 2/1/2024	909	894
Brixmor Operating Partnership LP 3.85%, 2/1/2025	375	359
Crown Castle International Corp. 4.45%, 2/15/2026	600	594

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Equity Real Estate Investment Trusts (REITs) — continued
Duke Realty LP 3.63%, 4/15/2023	672	664
EPR Properties 4.50%, 6/1/2027	207	196
ERP Operating LP
4.63%, 12/15/2021	1,047	1,076
3.50%, 3/1/2028	1,228	1,170
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028(b)	163	152
HCP, Inc. 3.88%, 8/15/2024	2,098	2,038
Liberty Property LP 4.40%, 2/15/2024	150	152
National Retail Properties, Inc. 3.60%, 12/15/2026	247	235
Realty Income Corp.
3.25%, 10/15/2022	600	588
3.88%, 7/15/2024	400	398
Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025(b)	400	380
Select Income 3.60%, 2/1/2020	300	298
Senior Housing Properties Trust 4.75%, 2/15/2028	300	284
Simon Property Group LP 2.50%, 9/1/2020	1,200	1,183
Tanger Properties LP 3.75%, 12/1/2024	240	230
UDR, Inc. 2.95%, 9/1/2026	106	96
Ventas Realty LP
3.75%, 5/1/2024	470	458
3.50%, 2/1/2025	90	86
4.13%, 1/15/2026	158	154
VEREIT Operating Partnership LP 4.60%, 2/6/2024	350	349
Welltower, Inc. 4.50%, 1/15/2024	900	914

		14,341

Food & Staples Retailing — 0.3%
Costco Wholesale Corp. 2.75%, 5/18/2024	1,094	1,057
Kroger Co. (The)
3.30%, 1/15/2021	700	694
5.40%, 7/15/2040	92	91
Sysco Corp.
3.75%, 10/1/2025	208	202
3.25%, 7/15/2027	200	186
Walmart, Inc.
2.55%, 4/11/2023	1,650	1,592
3.30%, 4/22/2024	200	198

		4,020

Food Products — 0.7%
Campbell Soup Co. 3.95%, 3/15/2025	450	426
Cargill, Inc. 3.30%, 3/1/2022(b)	900	892
Conagra Brands, Inc. 4.60%, 11/1/2025	115	114
General Mills, Inc.
5.65%, 2/15/2019	100	100
3.15%, 12/15/2021	2,075	2,035
Kraft Heinz Foods Co.
3.50%, 6/6/2022	719	707
4.00%, 6/15/2023	310	307
3.95%, 7/15/2025	700	671
6.88%, 1/26/2039	193	216
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	89	90
Nestle Holdings, Inc. 3.50%, 9/24/2025(b)	2,100	2,084
Tyson Foods, Inc.
2.65%, 8/15/2019	171	170
2.25%, 8/23/2021	313	301
3.90%, 9/28/2023	500	494
Unilever Capital Corp. (United Kingdom) 3.38%, 3/22/2025	200	196

		8,803

Gas Utilities — 0.2%
Atmos Energy Corp. 8.50%, 3/15/2019	1,365	1,386
CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	843	853

		2,239

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories 3.88%, 9/15/2025	484	485
Becton Dickinson and Co.
2.68%, 12/15/2019	215	213
3.36%, 6/6/2024	100	96
Medtronic, Inc. 3.50%, 3/15/2025	2,400	2,350
Zimmer Biomet Holdings, Inc.
3.70%, 3/19/2023	174	172
3.55%, 4/1/2025	530	499

		3,815

Health Care Providers & Services — 0.8%
Anthem, Inc. 3.30%, 1/15/2023	700	685
CVS Health Corp.
2.75%, 12/1/2022	1,100	1,043
4.00%, 12/5/2023	257	255
4.10%, 3/25/2025	4,534	4,466
Express Scripts Holding Co. 3.50%, 6/15/2024	400	388
Laboratory Corp. of America Holdings 3.25%, 9/1/2024	300	286
UnitedHealth Group, Inc.
4.70%, 2/15/2021	255	262
3.38%, 11/15/2021	187	187
2.75%, 2/15/2023	365	354
2.88%, 3/15/2023	1,645	1,598

		9,524

Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.
3.38%, 5/26/2025	1,250	1,209
3.80%, 4/1/2028	440	427

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Hotels, Restaurants & Leisure — continued
Starbucks Corp. 2.70%, 6/15/2022	326	317

		1,953

Household Products — 0.2%
Kimberly-Clark Corp.
2.40%, 3/1/2022	200	194
2.40%, 6/1/2023	1,800	1,716
Procter & Gamble Co. (The) 1.85%, 2/2/2021	500	487

		2,397

Independent Power and Renewable Electricity Producers — 0.0%(a)
Exelon Generation Co. LLC
3.40%, 3/15/2022	90	88
4.25%, 6/15/2022	90	91

		179

Industrial Conglomerates — 0.4%
General Electric Co.
2.10%, 12/11/2019	200	196
5.50%, 1/8/2020	529	533
4.38%, 9/16/2020	125	125
5.30%, 2/11/2021	95	94
4.65%, 10/17/2021	1,919	1,885
5.88%, 1/14/2038	70	65
Honeywell International, Inc. 4.25%, 3/1/2021	1,200	1,225
Roper Technologies, Inc.
3.00%, 12/15/2020	208	206
3.80%, 12/15/2026	274	262

		4,591

Insurance — 1.8%
Allstate Corp. (The) 3.15%, 6/15/2023	651	642
Alterra Finance LLC 6.25%, 9/30/2020	200	209
American International Group, Inc. 4.13%, 2/15/2024	818	810
Assurant, Inc. 4.20%, 9/27/2023	145	143
Athene Global Funding 2.75%, 4/20/2020(b)	422	417
Athene Holding Ltd. 4.13%, 1/12/2028	230	210
Chubb INA Holdings, Inc. 2.70%, 3/13/2023	1,900	1,837
CNA Financial Corp.
3.95%, 5/15/2024	499	490
4.50%, 3/1/2026	364	361
Guardian Life Global Funding
2.50%, 5/8/2022(b)	500	484
3.40%, 4/25/2023(b)	230	227
Jackson National Life Global Funding 3.05%, 4/29/2026(b)	1,135	1,066
Liberty Mutual Group, Inc.
4.95%, 5/1/2022(b)	900	918
4.25%, 6/15/2023(b)	950	957
Lincoln National Corp. 4.20%, 3/15/2022	864	880
Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	1,000	1,001
Markel Corp. 5.35%, 6/1/2021	440	457
Marsh & McLennan Cos., Inc. 2.35%, 3/6/2020	824	814
MassMutual Global Funding II 2.35%, 4/9/2019(b)	1,216	1,213
Metropolitan Life Global Funding I
1.55%, 9/13/2019(b)	710	702
3.88%, 4/11/2022(b)	426	429
3.00%, 1/10/2023(b)	1,600	1,555
New York Life Global Funding
2.15%, 6/18/2019(b)	1,024	1,019
1.95%, 2/11/2020(b)	323	318
2.35%, 7/14/2026(b)	953	855
Principal Financial Group, Inc. 3.13%, 5/15/2023	471	459
Protective Life Global Funding 2.62%, 8/22/2022(b)	400	386
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025(b)	650	792
Reliance Standard Life Global Funding II
2.50%, 1/15/2020(b)	650	642
3.05%, 1/20/2021(b)	373	369
Torchmark Corp. 4.55%, 9/15/2028	335	335

		20,997

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.
2.80%, 8/22/2024	1,217	1,164
4.80%, 12/5/2034	150	158
3.88%, 8/22/2037	350	331

		1,653

IT Services — 0.1%
DXC Technology Co. 4.25%, 4/15/2024	151	148
International Business Machines Corp.
1.80%, 5/17/2019	252	251
2.25%, 2/19/2021	1,150	1,121
Western Union Co. (The) 3.60%, 3/15/2022	100	99

		1,619

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.
3.15%, 1/15/2023	441	429
3.20%, 8/15/2027	350	320

		749

Machinery — 0.2%
Deere & Co. 4.38%, 10/16/2019	700	707
Illinois Tool Works, Inc. 3.50%, 3/1/2024	1,400	1,404
Parker-Hannifin Corp. 3.30%, 11/21/2024	228	223
Xylem, Inc. 3.25%, 11/1/2026	111	104

		2,438

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Media — 0.9%
CBS Corp. 3.70%, 8/15/2024	1,019	984
Charter Communications Operating LLC 4.91%, 7/23/2025	260	259
Comcast Corp.
3.00%, 2/1/2024	1,168	1,125
3.38%, 2/15/2025	1,226	1,187
3.95%, 10/15/2025	209	208
3.15%, 3/1/2026	221	207
3.90%, 3/1/2038	1,136	1,022
Cox Communications, Inc. 3.50%, 8/15/2027(b)	615	565
Discovery Communications LLC 4.38%, 6/15/2021	422	428
Grupo Televisa SAB (Mexico) 4.63%, 1/30/2026	285	278
Time Warner Cable LLC 8.75%, 2/14/2019	3,425	3,460
Time Warner Entertainment Co. LP 8.38%, 7/15/2033	500	605

		10,328

Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 4.50%, 3/15/2028(b)	1,000	935
Nucor Corp. 4.00%, 8/1/2023	305	308
Vale Overseas Ltd. (Brazil) 6.25%, 8/10/2026	306	327

		1,570

Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc. 6.90%, 4/1/2029	420	441
Nordstrom, Inc. 4.00%, 10/15/2021	175	176
Target Corp. 3.50%, 7/1/2024	868	869

		1,486

Multi-Utilities — 0.6%
CMS Energy Corp. 2.95%, 2/15/2027	170	154
Consolidated Edison Co. of New York, Inc. 3.80%, 5/15/2028	690	687
Consumers Energy Co.
5.65%, 4/15/2020	1,060	1,090
2.85%, 5/15/2022	137	134
Dominion Energy, Inc. Series B, 2.75%, 9/15/2022	350	335
DTE Energy Co. Series F, 3.85%, 12/1/2023	784	782
NiSource, Inc.
2.65%, 11/17/2022	184	177
3.85%, 2/15/2023	300	300
3.95%, 3/30/2048	100	87
Sempra Energy
9.80%, 2/15/2019	1,400	1,418
4.05%, 12/1/2023	192	190
Southern Co. Gas Capital Corp.
5.25%, 8/15/2019	550	558
3.50%, 9/15/2021	939	929

		6,841

Oil, Gas & Consumable Fuels — 2.7%
Anadarko Petroleum Corp. 8.70%, 3/15/2019	1,025	1,041
Andeavor Logistics LP 4.25%, 12/1/2027	118	110
APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027(b)	122	117
BP Capital Markets plc (United Kingdom)
3.25%, 5/6/2022	712	703
3.22%, 4/14/2024	1,317	1,278
Buckeye Partners LP
4.35%, 10/15/2024	300	294
3.95%, 12/1/2026	355	318
Cenovus Energy, Inc. (Canada) 3.80%, 9/15/2023	1,200	1,143
Chevron Corp.
2.36%, 12/5/2022	1,000	956
3.19%, 6/24/2023	285	280
CNOOC Nexen Finance 2014 ULC (China) 4.25%, 4/30/2024	833	835
Ecopetrol SA (Colombia)
4.13%, 1/16/2025	467	440
5.38%, 6/26/2026	773	766
Energy Transfer Operating LP
3.60%, 2/1/2023	267	257
4.90%, 2/1/2024	570	572
4.05%, 3/15/2025	182	172
Eni SpA (Italy) Series X-R, 4.00%, 9/12/2023(b)	1,145	1,116
Enterprise Products Operating LLC
3.35%, 3/15/2023	225	220
3.90%, 2/15/2024	263	262
3.75%, 2/15/2025	150	146
3.70%, 2/15/2026	651	627
3.95%, 2/15/2027	596	579
EOG Resources, Inc. 2.63%, 3/15/2023	240	229
Equinor ASA (Norway) 2.65%, 1/15/2024	1,179	1,125
Exxon Mobil Corp. 2.71%, 3/6/2025	1,200	1,134
Magellan Midstream Partners LP 4.25%, 2/1/2021	1,294	1,305
Marathon Petroleum Corp. 3.63%, 9/15/2024	964	926
MPLX LP 4.13%, 3/1/2027	518	486
Noble Energy, Inc. 3.85%, 1/15/2028	350	319
Occidental Petroleum Corp. 2.70%, 2/15/2023	441	423
ONEOK Partners LP 4.90%, 3/15/2025	1,800	1,820

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Oil, Gas & Consumable Fuels — continued
Petroleos Mexicanos (Mexico)
6.38%, 2/4/2021	466	469
4.88%, 1/18/2024	270	249
6.88%, 8/4/2026	731	701
5.35%, 2/12/2028(b)	395	340
Phillips 66
4.30%, 4/1/2022	173	176
3.90%, 3/15/2028	320	303
Plains All American Pipeline LP
3.65%, 6/1/2022	705	685
3.85%, 10/15/2023	400	384
Suncor Energy, Inc. (Canada)
3.60%, 12/1/2024	350	339
5.95%, 12/1/2034	1,000	1,103
Sunoco Logistics Partners Operations LP
5.50%, 2/15/2020	700	713
4.25%, 4/1/2024	506	495
TC PipeLines LP 3.90%, 5/25/2027	141	131
Texas Eastern Transmission LP 2.80%, 10/15/2022(b)	1,153	1,102
Total Capital Canada Ltd. (France) 2.75%, 7/15/2023	821	789
Total Capital International SA (France)
2.70%, 1/25/2023	200	194
3.75%, 4/10/2024	1,003	1,007
TransCanada PipeLines Ltd. (Canada)
7.13%, 1/15/2019	300	301
2.50%, 8/1/2022	455	434
3.75%, 10/16/2023	2,345	2,315
Williams Cos., Inc. (The) 3.90%, 1/15/2025	262	253

		32,482

Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co. 2.00%, 8/1/2022	1,210	1,157
GlaxoSmithKline Capital, Inc. (United Kingdom) 2.80%, 3/18/2023	1,875	1,805
Johnson & Johnson 2.63%, 1/15/2025	413	394
Mylan, Inc. 3.13%, 1/15/2023(b)	600	564
Novartis Capital Corp. (Switzerland) 3.00%, 11/20/2025	1,153	1,092
Pfizer, Inc. 3.20%, 9/15/2023	1,000	991
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	700	630

		6,633

Real Estate Management & Development — 0.0%(a)
Mitsui Fudosan Co. Ltd. (Japan) 3.65%, 7/20/2027(b)	219	214
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027(b)	325	318

		532

Road & Rail — 1.1%
Burlington Northern Santa Fe LLC
3.60%, 9/1/2020	125	126
4.10%, 6/1/2021	2,000	2,036
Canadian Pacific Railway Co. (Canada)
7.25%, 5/15/2019	600	611
4.50%, 1/15/2022	1,146	1,171
CSX Corp. 3.25%, 6/1/2027	1,068	993
ERAC USA Finance LLC
4.50%, 8/16/2021(b)	315	320
3.85%, 11/15/2024(b)	650	643
Norfolk Southern Corp.
3.25%, 12/1/2021	829	823
2.90%, 2/15/2023	1,062	1,030
3.85%, 1/15/2024	750	750
Penske Truck Leasing Co. LP
2.50%, 6/15/2019(b)	263	262
4.20%, 4/1/2027(b)	1,250	1,211
Ryder System, Inc. 2.45%, 9/3/2019	555	551
Union Pacific Corp.
3.75%, 3/15/2024	1,200	1,197
3.25%, 1/15/2025	850	817

		12,541

Semiconductors & Semiconductor Equipment — 0.4%
Analog Devices, Inc.
2.95%, 1/12/2021	600	593
3.13%, 12/5/2023	122	117
Broadcom Corp. 3.63%, 1/15/2024	1,054	997
Intel Corp.
3.10%, 7/29/2022	728	722
2.88%, 5/11/2024	987	949
QUALCOMM, Inc. 3.25%, 5/20/2027	313	287
Texas Instruments, Inc. 2.75%, 3/12/2021	790	781

		4,446

Software — 0.6%
Microsoft Corp.
4.20%, 6/1/2019	1,500	1,509
2.38%, 5/1/2023	181	174
2.88%, 2/6/2024	1,508	1,464
3.13%, 11/3/2025	800	776
Oracle Corp.
2.50%, 5/15/2022	540	523
2.50%, 10/15/2022	1,285	1,236
2.95%, 11/15/2024	1,000	957
2.65%, 7/15/2026	600	549
6.50%, 4/15/2038	50	62

		7,250

Specialty Retail — 0.4%
Advance Auto Parts, Inc. 4.50%, 12/1/2023	250	255
Home Depot, Inc. (The)
2.00%, 6/15/2019	531	528
2.70%, 4/1/2023	450	438
3.75%, 2/15/2024	986	997

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)		Value ($000)
CORPORATE BONDS — continued
Specialty Retail — continued
Lowe’s Cos., Inc.
3.13%, 9/15/2024	1,004		977
3.38%, 9/15/2025	238		231
O’Reilly Automotive, Inc.
3.55%, 3/15/2026	300		286
3.60%, 9/1/2027	463		432

			4,144

Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.
2.85%, 5/6/2021	1,006		999
2.15%, 2/9/2022	818		789
3.00%, 2/9/2024	1,054		1,024
2.75%, 1/13/2025	700		662
3.20%, 5/13/2025	1,154		1,117
3.25%, 2/23/2026	800		769
3.35%, 2/9/2027	226		217
2.90%, 9/12/2027	224		207

			5,784

Tobacco — 0.1%
BAT Capital Corp. (United Kingdom) 3.22%, 8/15/2024	1,000		925
Philip Morris International, Inc. 3.38%, 8/11/2025	850		822

			1,747

Trading Companies & Distributors — 0.2%
Air Lease Corp.
3.88%, 7/3/2023	400		391
3.63%, 4/1/2027	240		215
Aircastle Ltd. 4.40%, 9/25/2023	550		543
Aviation Capital Group LLC
3.88%, 5/1/2023(b)	390		383
4.38%, 1/30/2024(b)	200		198
BOC Aviation Ltd. (Singapore) 2.38%, 9/15/2021(b)	500		477

			2,207

Water Utilities — 0.2%
American Water Capital Corp.
3.85%, 3/1/2024	1,400		1,412
3.40%, 3/1/2025	364		357

			1,769

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV (Mexico) 3.13%, 7/16/2022	379		367
Rogers Communications, Inc. (Canada) 3.63%, 12/15/2025	608		585
Sprint Spectrum Co. LLC 3.36%, 9/20/2021(b)(d)	293		290
Vodafone Group plc (United Kingdom) 2.95%, 2/19/2023	1,400		1,336

			2,578

TOTAL CORPORATE BONDS (Cost $413,468)			402,767

U.S. TREASURY OBLIGATIONS — 21.9%
U.S. Treasury Inflation Indexed Notes
0.13%, 4/15/2019(e)	69,928		74,394
0.13%, 4/15/2021	12,987		13,462
0.13%, 1/15/2022	23,000		24,899
0.13%, 4/15/2022	27,657		27,744
0.63%, 1/15/2024	23,450		24,873
0.13%, 7/15/2024	72,000		73,072
0.38%, 1/15/2027	23,043		22,793

TOTAL U.S. TREASURY OBLIGATIONS (Cost $263,379)			261,237

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.8%
Bear Stearns ALT-A Trust
Series 2004-6, Class 1A, 2.95%, 7/25/2034(f)	247		245
CHL Mortgage Pass-Through Trust
Series 2004-8, Class 2A1, 4.50%, 6/25/2019	1		1
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3A4, 5.25%, 9/25/2033	15		15
Series 2004-HYB4, Class WA, 4.55%, 12/25/2034‡(f)	37		37
CSFB Mortgage-Backed Pass-Through Certificates
Series 2003-27, Class 5A4, 5.25%, 11/25/2033	29		30
FHLMC REMIC
Series 2752, Class JB, 4.50%, 2/15/2019	1		1
Series 2773, Class OC, 5.00%, 4/15/2019	2		2
Series 2828, Class JE, 4.50%, 7/15/2019	8		8
Series 2843, Class BC, 5.00%, 8/15/2019	—	(g)	—	(g)
Series 2875, Class HB, 4.00%, 10/15/2019	15		15
Series 2899, Class HB, 4.00%, 12/15/2019	56		56
Series 2910, Class BE, 4.50%, 12/15/2019	—	(g)	1
Series 2920, Class KT, 4.50%, 1/15/2020	7		7
Series 2929, Class KG, 4.50%, 2/15/2020	12		12
Series 2981, Class BC, 4.50%, 5/15/2020	1		1
Series 3874, Class DW, 3.50%, 6/15/2021	2,046		2,061
Series 3294, Class DB, 4.50%, 3/15/2022	274		275
Series 3372, Class BD, 4.50%, 10/15/2022	7		7

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Series 2595, Class HJ, 5.00%, 3/15/2023	3	3
Series 2626, Class JC, 5.00%, 6/15/2023	719	744
Series 2649, Class WB, 3.50%, 7/15/2023	227	226
Series 1578, Class K, 6.90%, 9/15/2023	14	15
Series 2685, Class DT, 5.00%, 10/15/2023	553	571
Series 2687, Class JH, 5.00%, 10/15/2023	126	130
Series 2701, Class AC, 5.00%, 11/15/2023	830	858
Series 3521, Class B, 4.00%, 4/15/2024	652	660
Series 3544, Class BC, 4.00%, 6/15/2024	60	61
Series 3546, Class NB, 4.00%, 6/15/2024	2,792	2,859
Series 3562, Class JC, 4.00%, 8/15/2024	1,286	1,312
Series 3563, Class BD, 4.00%, 8/15/2024	861	887
Series 3571, Class MY, 4.00%, 9/15/2024	265	269
Series 3575, Class EB, 4.00%, 9/15/2024	896	923
Series 3577, Class B, 4.00%, 9/15/2024	1,404	1,412
Series 3578, Class KB, 4.00%, 9/15/2024	223	226
Series 2989, Class TG, 5.00%, 6/15/2025	751	785
Series 2988, Class TY, 5.50%, 6/15/2025	31	33
Series 3816, Class HA, 3.50%, 11/15/2025	1,661	1,676
Series 3087, Class KX, 5.50%, 12/15/2025	83	87
Series 3787, Class AY, 3.50%, 1/15/2026	1,087	1,096
Series 3794, Class LB, 3.50%, 1/15/2026	934	939
Series 3102, Class CE, 5.50%, 1/15/2026	1,153	1,198
Series 3123, Class HT, 5.00%, 3/15/2026	111	116
Series 3121, Class JD, 5.50%, 3/15/2026	33	35
Series 3150, Class EQ, 5.00%, 5/15/2026	432	447
Series 3898, Class KH, 3.50%, 6/15/2026	821	825
Series 3885, Class AC, 4.00%, 6/15/2026	958	969
Series 3911, Class B, 3.50%, 8/15/2026	1,390	1,402
Series 3959, Class PB, 3.00%, 11/15/2026	2,500	2,473
Series 4337, Class VJ, 3.50%, 6/15/2027	2,112	2,148
Series 3337, Class MD, 5.50%, 6/15/2027	58	62
Series 2110, Class PG, 6.00%, 1/15/2029	147	158
Series 3755, Class ML, 5.50%, 6/15/2029	31	32
Series 3563, Class LB, 4.00%, 8/15/2029	36	36
Series 3653, Class B, 4.50%, 4/15/2030	200	209
Series 3824, Class EY, 3.50%, 3/15/2031	500	508
Series 2525, Class AM, 4.50%, 4/15/2032	800	832
Series 2441, Class GF, 6.50%, 4/15/2032	29	32
Series 2436, Class MC, 7.00%, 4/15/2032	23	26
Series 2760, Class KT, 4.50%, 9/15/2032	110	110
Series 2505, Class D, 5.50%, 9/15/2032	167	180
Series 2544, Class KE, 5.50%, 12/15/2032	84	90
Series 2557, Class HL, 5.30%, 1/15/2033	209	225
Series 2575, Class PE, 5.50%, 2/15/2033	64	69
Series 2586, Class WG, 4.00%, 3/15/2033	273	280
Series 2596, Class QD, 4.00%, 3/15/2033	230	234
Series 2621, Class QH, 5.00%, 5/15/2033	251	268
Series 2649, Class PJ, 3.50%, 6/15/2033	22	22
Series 2624, Class QH, 5.00%, 6/15/2033	326	350
Series 2648, Class BK, 5.00%, 7/15/2033	19	19
Series 4238, Class UY, 3.00%, 8/15/2033	3,650	3,470
Series 2673, Class PE, 5.50%, 9/15/2033	548	597
Series 2696, Class DG, 5.50%, 10/15/2033	441	478
Series 2725, Class TA, 4.50%, 12/15/2033	284	298
Series 2733, Class ME, 5.00%, 1/15/2034	491	524
Series 2768, Class PK, 5.00%, 3/15/2034	261	274
Series 3659, Class VG, 5.00%, 9/15/2034	530	550

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)		Value ($000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Series 3017, Class MK, 5.00%, 12/15/2034	1		1
Series 2934, Class KG, 5.00%, 2/15/2035	340		364
Series 3077, Class TO, PO, 4/15/2035	24		21
Series 2960, Class JH, 5.50%, 4/15/2035	1,002		1,076
Series 2993, Class PM, 4.50%, 5/15/2035	1		1
Series 3082, Class PW, 5.50%, 12/15/2035	69		75
Series 3084, Class BH, 5.50%, 12/15/2035	1,578		1,703
Series 3098, Class KG, 5.50%, 1/15/2036	1,427		1,557
Series 3136, Class CO, PO, 4/15/2036	53		47
Series 3145, Class AJ, 5.50%, 4/15/2036	51		55
Series 3819, Class ZQ, 6.00%, 4/15/2036	967		1,065
Series 3200, PO, 8/15/2036	96		82
Series 3659, Class BD, 5.00%, 1/15/2037	20		20
Series 3270, Class AT, 5.50%, 1/15/2037	45		49
Series 3272, Class PA, 6.00%, 2/15/2037	11		12
Series 3348, Class HT, 6.00%, 7/15/2037	74		82
Series 3747, Class PA, 4.00%, 4/15/2038	287		289
Series 3740, Class BP, 4.50%, 4/15/2038	257		259
Series 4085, Class FB, 2.71%, 1/15/2039(f)	366		368
Series 3501, Class A, 4.50%, 1/15/2039	328		332
Series 3508, Class PK, 4.00%, 2/15/2039	7		7
Series 3513, Class A, 4.50%, 2/15/2039	26		27
Series 4219, Class JA, 3.50%, 8/15/2039	1,925		1,937
Series 3797, Class PA, 4.50%, 8/15/2039	67		67
Series 3827, Class BM, 5.50%, 8/15/2039	510		524
Series 3653, Class HJ, 5.00%, 4/15/2040	1,212		1,283
Series 3677, Class KB, 4.50%, 5/15/2040	2,146		2,230
Series 3677, Class PB, 4.50%, 5/15/2040	1,291		1,366
Series 3904, Class EC, 2.00%, 8/15/2040	441		431
Series 3715, Class PC, 4.50%, 8/15/2040	260		270
Series 3955, Class HB, 3.00%, 12/15/2040	332		329
Series 3828, Class PU, 4.50%, 3/15/2041	154		157
Series 3852, Class TP, IF, 5.50%, 5/15/2041(f)	584		619
Series 3956, Class EB, 3.25%, 11/15/2041	2,474		2,438
Series 3963, Class JB, 4.50%, 11/15/2041	1,650		1,761
Series 4026, Class MQ, 4.00%, 4/15/2042	161		166
Series 4616, Class HP, 3.00%, 9/15/2046	2,650		2,579
Series 3688, Class GT, 7.34%, 11/15/2046(f)	53		60
FHLMC STRIPS
Series 262, Class 35, 3.50%, 7/15/2042	1,300		1,289
FN 3.88%, 10/1/2028(h)	700		703
FNMA REMIC
Series 2009-78, Class J, 5.00%, 9/25/2019	—	(g)	—	(g)
Series 2010-103, Class GB, 4.00%, 9/25/2020	1,482		1,485
Series 2010-135, Class HE, 3.00%, 1/25/2021	113		113
Series 2011-75, Class BL, 3.50%, 8/25/2021	1,890		1,897
Series 2007-113, Class DB, 4.50%, 12/25/2022	26		26
Series 2003-5, Class EQ, 5.50%, 2/25/2023	59		61
Series 2003-48, Class TC, 5.00%, 6/25/2023	70		73
Series 2003-55, Class HY, 5.00%, 6/25/2023	62		64
Series 2008-70, Class BY, 4.00%, 8/25/2023	120		120
Series 2006-22, Class CE, 4.50%, 8/25/2023	212		216
Series 2008-65, Class CD, 4.50%, 8/25/2023	35		35
Series 2004-44, Class KT, 6.00%, 6/25/2024	270		281
Series 2004-53, Class NC, 5.50%, 7/25/2024	94		97
Series 2009-71, Class MB, 4.50%, 9/25/2024	63		64
Series 2004-70, Class EB, 5.00%, 10/25/2024	189		195
Series 2010-49, Class KB, 4.00%, 5/25/2025	1,109		1,113
Series 2010-41, Class DC, 4.50%, 5/25/2025	378		384
Series 1997-57, Class PN, 5.00%, 9/18/2027	195		203
Series 2009-39, Class LB, 4.50%, 6/25/2029	144		149

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Series 2009-96, Class DB, 4.00%, 11/25/2029	205	211
Series 2010-28, Class DE, 5.00%, 4/25/2030	437	460
Series 2001-63, Class TC, 6.00%, 12/25/2031	85	92
Series 2001-81, Class HE, 6.50%, 1/25/2032	216	238
Series 2002-75, Class GB, 5.50%, 11/25/2032	128	129
Series 2011-39, Class ZA, 6.00%, 11/25/2032	855	936
Series 2002-85, Class PE, 5.50%, 12/25/2032	72	78
Series 2003-21, Class OU, 5.50%, 3/25/2033	49	52
Series 2003-26, Class EB, 3.50%, 4/25/2033	800	776
Series 2003-23, Class CH, 5.00%, 4/25/2033	56	60
Series 2003-134, Class MH, 5.00%, 6/25/2033	12	12
Series 2003-63, Class YB, 5.00%, 7/25/2033	166	178
Series 2003-69, Class N, 5.00%, 7/25/2033	305	326
Series 2003-80, Class QG, 5.00%, 8/25/2033	432	460
Series 2003-85, Class QD, 5.50%, 9/25/2033	201	216
Series 2003-94, Class CE, 5.00%, 10/25/2033	52	54
Series 2005-5, Class CK, 5.00%, 1/25/2035	341	361
Series 2005-29, Class WC, 4.75%, 4/25/2035	710	734
Series 2005-48, Class TD, 5.50%, 6/25/2035	294	323
Series 2005-53, Class MJ, 5.50%, 6/25/2035	480	516
Series 2005-62, Class CP, 4.75%, 7/25/2035	48	50
Series 2005-58, Class EP, 5.50%, 7/25/2035	53	56
Series 2005-68, Class BE, 5.25%, 8/25/2035	250	275
Series 2005-68, Class PG, 5.50%, 8/25/2035	214	228
Series 2005-110, Class MB, 5.50%, 9/25/2035	10	10
Series 2005-102, Class PG, 5.00%, 11/25/2035	647	689
Series 2005-110, Class GL, 5.50%, 12/25/2035	754	815
Series 2006-49, Class PA, 6.00%, 6/25/2036	83	91
Series 2009-19, Class PW, 4.50%, 10/25/2036	486	501
Series 2006-114, Class HE, 5.50%, 12/25/2036	523	566
Series 2007-33, Class HE, 5.50%, 4/25/2037	43	46
Series 2007-65, Class KI, IF, IO, 4.30%, 7/25/2037(f)	10	1
Series 2007-71, Class KP, 5.50%, 7/25/2037	85	90
Series 2007-71, Class GB, 6.00%, 7/25/2037	316	347
Series 2009-86, Class OT, PO, 10/25/2037	59	52
Series 2013-83, Class CA, 3.50%, 10/25/2037	828	831
Series 2010-9, Class MD, 5.00%, 2/25/2038	120	124
Series 2011-22, Class MA, 6.50%, 4/25/2038	217	225
Series 2008-72, Class BX, 5.50%, 8/25/2038	30	32
Series 2008-74, Class B, 5.50%, 9/25/2038	12	13
Series 2009-62, Class HJ, 6.00%, 5/25/2039	457	482
Series 2009-37, Class KI, IF, IO, 3.68%, 6/25/2039(f)	15	1
Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	19	4
Series 2009-92, Class AD, 6.00%, 11/25/2039	1,234	1,316
Series 2009-112, Class ST, IF, IO, 3.93%, 1/25/2040(f)	141	17
Series 2010-22, Class PE, 5.00%, 3/25/2040	3,261	3,394
Series 2010-35, Class SB, IF, IO, 4.10%, 4/25/2040(f)	57	6
Series 2010-37, Class CY, 5.00%, 4/25/2040	1,864	1,973
Series 2010-54, Class EA, 4.50%, 6/25/2040	73	75
Series 2010-64, Class DM, 5.00%, 6/25/2040	12	13
Series 2010-71, Class HJ, 5.50%, 7/25/2040	253	275
Series 2010-123, Class BP, 4.50%, 11/25/2040	4,576	4,727
Series 2011-5, Class CP, 4.50%, 11/25/2040	333	339
Series 2011-41, Class KL, 4.00%, 5/25/2041	1,006	995
Series 2011-50, Class LP, 4.00%, 6/25/2041	500	507
Series 2012-137, Class CF, 2.62%, 8/25/2041(f)	810	810
Series 2012-103, Class DA, 3.50%, 10/25/2041	344	342
Series 2012-14, Class DE, 3.50%, 3/25/2042	1,000	966

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Series 2012-139, Class JA, 3.50%, 12/25/2042	714	714
Series 2013-104, Class CY, 5.00%, 10/25/2043	2,250	2,406
Series 2009-96, Class CB, 4.00%, 11/25/2049	33	33
FNMA STRIPS
Series 293, Class 1, PO, 12/25/2024	27	25
Series 314, Class 1, PO, 7/25/2031	59	52
GNMA
Series 2002-44, Class JC, 6.00%, 7/20/2032	39	42
Series 2002-79, Class KL, 5.50%, 11/20/2032	370	396
Series 2003-10, Class KJ, 5.50%, 2/20/2033	99	108
Series 2003-29, Class PD, 5.50%, 4/16/2033	364	392
Series 2003-33, Class NE, 5.50%, 4/16/2033	219	235
Series 2003-65, Class AP, 5.50%, 8/20/2033	134	145
Series 2003-77, Class TK, 5.00%, 9/16/2033	514	538
Series 2004-16, Class GC, 5.50%, 2/20/2034	1,407	1,530
Series 2004-54, Class BG, 5.50%, 7/20/2034	30	33
Series 2004-93, Class PD, 5.00%, 11/16/2034	887	951
Series 2004-101, Class BE, 5.00%, 11/20/2034	733	783
Series 2005-11, Class PL, 5.00%, 2/20/2035	339	362
Series 2005-26, Class XY, 5.50%, 3/20/2035	1,280	1,392
Series 2005-33, Class AY, 5.50%, 4/16/2035	325	347
Series 2005-49, Class B, 5.50%, 6/20/2035	111	120
Series 2005-51, Class DC, 5.00%, 7/20/2035	275	294
Series 2005-56, Class BD, 5.00%, 7/20/2035	43	45
Series 2006-7, Class ND, 5.50%, 8/20/2035	40	43
Series 2007-37, Class LB, 5.50%, 6/16/2037	309	334
Series 2008-58, Class PD, 5.50%, 8/16/2037	178	180
Series 2007-79, Class BL, 5.75%, 8/20/2037	231	252
Series 2009-106, Class ST, IF, IO, 3.70%, 2/20/2038(f)	215	23
Series 2008-7, Class PQ, 5.00%, 2/20/2038	450	487
Series 2008-9, Class PW, 5.25%, 2/20/2038	720	776
Series 2008-23, Class YA, 5.25%, 3/20/2038	166	180
Series 2008-35, Class NF, 5.00%, 4/20/2038	167	178
Series 2008-34, Class PG, 5.25%, 4/20/2038	197	213
Series 2008-33, Class PB, 5.50%, 4/20/2038	612	656
Series 2008-38, Class BG, 5.00%, 5/16/2038	946	1,015
Series 2008-43, Class NB, 5.50%, 5/20/2038	267	293
Series 2010-7, Class EA, 5.00%, 6/16/2038	137	140
Series 2008-56, Class PX, 5.50%, 6/20/2038	522	568
Series 2008-58, Class PE, 5.50%, 7/16/2038	1,247	1,378
Series 2008-62, Class SA, IF, IO, 3.85%, 7/20/2038(f)	5	1
Series 2008-76, Class US, IF, IO, 3.60%, 9/20/2038(f)	119	14
Series 2011-97, Class WA, 6.12%, 11/20/2038(f)	1,377	1,518
Series 2008-95, Class DS, IF, IO, 5.00%, 12/20/2038(f)	112	14
Series 2009-15, Class NA, 5.00%, 12/20/2038	11	11
Series 2009-14, Class AG, 4.50%, 3/20/2039	188	196
Series 2009-72, Class SM, IF, IO, 3.94%, 8/16/2039(f)	278	32
Series 2009-61, Class AP, 4.00%, 8/20/2039	26	26
Series 2010-130, Class BD, 4.00%, 12/20/2039	362	362
Series 2010-157, Class OP, PO, 12/20/2040	243	195
Series 2014-H11, Class VA, 2.77%, 6/20/2064(f)	1,658	1,665
Series 2015-H20, Class FA, 2.74%, 8/20/2065(f)	2,290	2,296
Series 2015-H26, Class FG, 2.79%, 10/20/2065(f)	1,671	1,679
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	170	173
JP Morgan Mortgage Trust
Series 2006-A2, Class 5A3, 4.61%, 11/25/2033(f)	413	423
Series 2007-A1, Class 5A5, 4.18%, 7/25/2035(f)	85	88
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 4.66%, 4/21/2034(f)	111	113
MASTR Alternative Loan Trust
Series 2004-5, Class 5A1, 4.75%, 6/25/2019	1	1

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
MASTR Asset Securitization Trust Series 2003-11, Class 8A1, 5.50%, 12/25/2033	80	80
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 2.95%, 10/25/2028(f)	179	177
Series 2004-B, Class A1, 2.81%, 5/25/2029(f)	235	229
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.64%, 4/25/2034(f)	49	51
PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	17	17
Prime Mortgage Trust Series 2004-2, Class A2, 4.75%, 11/25/2019	2	2
RALI Trust Series 2004-QS3, Class CB, 5.00%, 3/25/2019	1	1
Seasoned Loans Structured Transaction Series 2018-2, Class A1, 3.50%, 11/25/2028	900	888
Sequoia Mortgage Trust Series 2004-11, Class A1, 2.90%, 12/20/2034(f)	419	411
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 3.00%, 1/19/2034(f)	179	174
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 3.59%, 12/25/2044(f)	334	335
Vendee Mortgage Trust Series 2003-2, Class Z, 5.00%, 5/15/2033	826	874
WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR11, Class A6, 4.32%, 10/25/2033(f)	174	175
Wells Fargo Mortgage-Backed Securities Trust Series 2004-P, Class 2A1, 4.64%, 9/25/2034(f)	483	495

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $130,310)		128,240

MORTGAGE-BACKED SECURITIES — 9.8%
FHLMC Gold Pools, 15 Year, Single Family Pool # G13603, 5.50%, 2/1/2024	13	13
FHLMC Gold Pools, 20 Year, Single Family Pool # C91030, 5.50%, 5/1/2027	89	95
FHLMC Gold Pools, 30 Year, Single Family
Pool # A15232, 5.00%, 10/1/2033	209	221
Pool # A57681, 6.00%, 12/1/2036	2	2
Pool # G06493, 4.50%, 5/1/2041	1,150	1,196
FHLMC Gold Pools, Other Pool # U90690, 3.50%, 6/1/2042	1,309	1,291
FNMA Pool # AM2292, ARM, 2.66%, 1/1/2023(f)	1,589	1,589
FNMA, 15 Year, Single Family
Pool # 735208, 6.00%, 10/1/2019	1	1
Pool # 995381, 6.00%, 1/1/2024	5	5
FNMA, 20 Year, Single Family Pool # MA1138, 3.50%, 8/1/2032	1,024	1,031
FNMA, 30 Year, Single Family
Pool # AL0045, 6.00%, 12/1/2032	398	435
Pool # 735503, 6.00%, 4/1/2035	98	108
Pool # 888460, 6.50%, 10/1/2036	586	662
Pool # 888890, 6.50%, 10/1/2037	15	17
Pool # 949320, 7.00%, 10/1/2037	46	47
Pool # 995149, 6.50%, 10/1/2038	35	39
Pool # 994410, 7.00%, 11/1/2038	295	346
Pool # AD9151, 5.00%, 8/1/2040	752	797
Pool # AE0681, 4.50%, 12/1/2040	1,361	1,416
Pool # BM3500, 4.00%, 9/1/2047	2,411	2,434
Pool # BM3499, 4.00%, 12/1/2047	2,655	2,673
Pool # BE8354, 4.00%, 3/1/2048	2,375	2,394
FNMA, Other
Pool # AM0081, 1.94%, 7/1/2019	1,837	1,825
Pool # AD0851, 4.37%, 2/1/2020	440	446
Pool # AM3370, 1.74%, 5/1/2020	2,282	2,248
Pool # AM3498, 2.01%, 6/1/2020	4,800	4,729
Pool # AM3165, 3.05%, 10/1/2020	1,845	1,835
Pool # 465973, 3.59%, 10/1/2020	1,048	1,056
Pool # 465721, 4.04%, 10/1/2020	1,000	1,016

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MORTGAGE-BACKED SECURITIES — continued
Pool # 466430, 3.37%, 11/1/2020	1,423	1,429
Pool # 467757, 4.33%, 4/1/2021	1,776	1,818
Pool # 468066, 4.30%, 6/1/2021	3,129	3,205
Pool # 468614, 3.86%, 7/1/2021	1,142	1,162
Pool # 468159, 4.26%, 7/1/2021	967	991
Pool # AM6602, 2.63%, 9/1/2021	1,310	1,291
Pool # 469384, 3.11%, 10/1/2021	1,287	1,284
Pool # 469873, 3.03%, 12/1/2021	1,217	1,211
Pool # AM7739, 2.40%, 1/1/2022	1,484	1,451
Pool # AL2044, 3.82%, 5/1/2022	1,895	1,924
Pool # 471513, 2.90%, 6/1/2022	1,050	1,041
Pool # 471881, 2.67%, 7/1/2022	2,000	1,959
Pool # 471828, 2.65%, 8/1/2022	2,000	1,957
Pool # AM1804, 2.19%, 12/1/2022	881	851
Pool # AM1619, 2.34%, 12/1/2022	2,425	2,350
Pool # AM2285, 2.41%, 1/1/2023	3,575	3,479
Pool # AM2697, 2.53%, 3/1/2023	1,967	1,922
Pool # AL3594, 2.71%, 4/1/2023	2,386	2,334
Pool # AM3301, 2.35%, 5/1/2023	2,264	2,194
Pool # AM3244, 2.52%, 5/1/2023	3,000	2,924
Pool # AM3432, 2.40%, 7/1/2023	3,079	2,988
Pool # AM4628, 3.69%, 11/1/2023	1,150	1,168
Pool # AM4716, 3.38%, 12/1/2023	1,479	1,484
Pool # AM8674, 2.81%, 4/1/2025	2,200	2,134
Pool # AM8846, 2.68%, 5/1/2025	1,973	1,904
Pool # AM8794, 3.02%, 6/1/2025	1,417	1,391
Pool # AN0029, 3.10%, 9/1/2025	2,494	2,456
Pool # AN1413, 2.49%, 5/1/2026	850	801
Pool # AN1497, 2.61%, 6/1/2026	860	814
Pool # AN1243, 2.64%, 6/1/2026	1,600	1,517
Pool # AN1247, 2.64%, 6/1/2026	1,576	1,495
Pool # AN3076, 2.46%, 10/1/2026	1,700	1,589
Pool # AM8529, 3.03%, 4/1/2027	2,400	2,324
Pool # AN6732, 2.83%, 5/1/2027	1,200	1,133
Pool # AN6733, 2.83%, 5/1/2027	1,200	1,133
Pool # AN7338, 3.06%, 11/1/2027	1,000	964
Pool # AN7943, 3.10%, 1/1/2028	2,500	2,413
Pool # AN9486, 3.57%, 6/1/2028	3,716	3,683
Pool # AN2069, 2.35%, 8/1/2028	1,440	1,300
Pool # AN2466, 2.57%, 8/1/2028	2,400	2,214
Pool # AM4410, 4.25%, 10/1/2028	1,667	1,746
Pool # AN6158, 2.99%, 7/1/2029	500	470
Pool # AN6099, 3.04%, 7/1/2029	500	472
Pool # AN5998, 3.06%, 7/1/2029	489	469
Pool # BM4162, 3.20%, 10/1/2029	499	479
Pool # 109707, 3.80%, 9/1/2033	884	888
Pool # MA1125, 4.00%, 7/1/2042	2,246	2,274
Pool # MA1437, 3.50%, 5/1/2043	2,302	2,272
Pool # MA1463, 3.50%, 6/1/2043	2,083	2,055
GNMA II, 30 Year, Single Family
Pool # 4245, 6.00%, 9/20/2038	178	192
Pool # BA7567, 4.50%, 5/20/2048	3,956	4,098
Pool # BI0416, 4.50%, 11/20/2048	400	417

TOTAL MORTGAGE-BACKED SECURITIES (Cost $120,454)		117,481

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.4%
20 Times Square Trust Series 2018-20TS, Class A, 3.20%, 5/15/2035(b)(f)	1,162	1,133
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036(b)	1,400	1,371

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
COMMERCIAL MORTGAGE-BACKED SECURITIES — continued
FHLMC Multifamily Structured Pass-Through Certificates
Series KJ02, Class A2, 2.60%, 9/25/2020	119	118
Series KJ08, Class A2, 2.36%, 8/25/2022	454	443
Series KJ18, Class A2, 3.07%, 8/25/2022	1,208	1,202
Series KF12, Class A, 3.01%, 9/25/2022(f)	332	333
Series KSMC, Class A2, 2.62%, 1/25/2023	5,000	4,885
Series KJ11, Class A2, 2.93%, 1/25/2023	1,721	1,706
Series K029, Class A2, 3.32%, 2/25/2023(f)	2,045	2,051
Series K037, Class A2, 3.49%, 1/25/2024	4,000	4,034
Series K038, Class A2, 3.39%, 3/25/2024	1,000	1,004
Series K727, Class AM, 3.04%, 7/25/2024	1,400	1,381
Series J22F, Class A2, 4.09%, 9/25/2024	356	367
Series K729, Class A2, 3.14%, 10/25/2024	1,219	1,205
Series K046, Class A2, 3.21%, 3/25/2025	2,503	2,477
Series KL3L, Class ALNZ, 3.46%, 4/25/2025(f)	2,000	1,997
Series KPLB, Class A, 2.77%, 5/25/2025	1,750	1,685
Series K048, Class A2, 3.28%, 6/25/2025(f)	2,000	1,989
Series K049, Class A2, 3.01%, 7/25/2025	469	459
Series K060, Class A2, 3.30%, 10/25/2026	2,000	1,968
Series K066, Class A2, 3.12%, 6/25/2027	1,362	1,316
Series K067, Class A2, 3.19%, 7/25/2027	1,686	1,636
Series K069, Class A2, 3.19%, 9/25/2027(f)	3,500	3,392
Series K070, Class A2, 3.30%, 11/25/2027(f)	910	888
Series K072, Class A2, 3.44%, 12/25/2027	473	467
Series K073, Class A2, 3.35%, 1/25/2028	2,759	2,707
Series K081, Class A1, 3.88%, 2/25/2028	1,312	1,340
Series K077, Class A2, 3.85%, 5/25/2028(f)	1,690	1,717
Series K078, Class A2, 3.85%, 6/25/2028	1,541	1,566
Series K079, Class A2, 3.93%, 6/25/2028	3,600	3,676
Series K083, Class A2, 4.05%, 9/25/2028(f)	594	612
FNMA ACES
Series 2014-M12, Class ASV2, 2.61%, 10/25/2021(f)	1,569	1,550
Series 2013-M7, Class A2, 2.28%, 12/27/2022	1,803	1,750
Series 2013-M13, Class A2, 2.63%, 4/25/2023(f)	2,990	2,926
Series 2014-M1, Class A2, 3.32%, 7/25/2023(f)	3,272	3,284
Series 2014-M2, Class A2, 3.51%, 12/25/2023(f)	3,108	3,131
Series 2014-M3, Class A2, 3.50%, 1/25/2024(f)	3,100	3,128
Series 2014-M9, Class A2, 3.10%, 7/25/2024(f)	4,756	4,709
Series 2014-M13, Class A2, 3.02%, 8/25/2024(f)	1,973	1,939
Series 2015-M1, Class A2, 2.53%, 9/25/2024	4,631	4,435
Series 2015-M3, Class A2, 2.72%, 10/25/2024	4,500	4,349
Series 2016-M6, Class A2, 2.49%, 5/25/2026	800	745
Series 2015-M10, Class A2, 3.09%, 4/25/2027(f)	1,400	1,352
Series 2017-M8, Class A2, 3.06%, 5/25/2027(f)	1,500	1,436
Series 2017-M12, Class A2, 3.18%, 6/25/2027(f)	1,345	1,292
Series 2017-M13, Class A2, 3.04%, 9/25/2027(f)	472	447
Series 2018-M4, Class A2, 3.14%, 3/25/2028(f)	2,415	2,296
Series 2018-M9, Class APT2, 3.23%, 4/25/2028(f)	3,600	3,482
Series 2018-M14, Class A2, 3.58%, 8/25/2028(f)	400	404
Series 2017-M5, Class A2, 3.30%, 4/25/2029(f)	3,500	3,343
Series 2018-M3, Class A2, 3.19%, 2/25/2030(f)	1,384	1,293
Series 2018-M13, Class A1, 3.82%, 3/25/2030(f)	750	765
FREMF Mortgage Trust
Series 2015-K44, Class B, 3.81%, 1/25/2048(b)(f)	1,500	1,451
Series 2016-K722, Class B, 3.97%, 7/25/2049(b)(f)	735	735
ML-CFC Commercial Mortgage Trust Series 2006-4, Class XC, IO, 0.80%, 12/12/2049‡(b)(f)	552	—	(g)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 2/15/2047	2,200	2,209
Morgan Stanley Capital I Trust
Series 2007-HQ11, Class X, IO, 0.53%, 2/12/2044‡(b)(f)	689	1

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
COMMERCIAL MORTGAGE-BACKED SECURITIES — continued
Series 2011-C3, Class A3, 4.05%, 7/15/2049	423	425
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030(b)	866	861
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class A4, 3.24%, 4/10/2046	1,486	1,469
Series 2012-C2, Class A4, 3.53%, 5/10/2063	1,040	1,039
VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029(b)	2,750	2,771
WFRBS Commercial Mortgage Trust Series 2012-C6, Class A4, 3.44%, 4/15/2045	1,800	1,799

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $114,007)		111,941

ASSET-BACKED SECURITIES — 7.3%
Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025(b)	488	485
Series 2017-1, Class AA, 3.30%, 1/15/2030(b)	214	205
Ally Auto Receivables Trust
Series 2016-1, Class A3, 1.47%, 4/15/2020	48	48
Series 2016-2, Class A3, 1.35%, 5/15/2020	114	113
Series 2017-2, Class A3, 1.78%, 8/16/2021	624	620
Series 2017-3, Class A3, 1.74%, 9/15/2021	569	564
Series 2018-1, Class A3, 2.35%, 6/15/2022	856	849
Series 2018-2, Class A3, 2.92%, 11/15/2022	1,826	1,822
American Airlines Pass-Through Trust
Series 2011-1, Class A, 5.25%, 1/31/2021	47	48
Series 2013-2, Class A, 4.95%, 1/15/2023	688	702
Series 2016-2, Class A, 3.65%, 6/15/2028	116	111
Series 2016-3, Class AA, 3.00%, 10/15/2028	188	177
Series 2017-1, Class AA, 3.65%, 2/15/2029	260	256
American Credit Acceptance Receivables Trust
Series 2018-1, Class A, 2.72%, 3/10/2021(b)	359	358
Series 2018-3, Class B, 3.49%, 6/13/2022(b)	364	364
American Express Credit Account Master Trust
Series 2017-1, Class A, 1.93%, 9/15/2022	600	592
Americredit Automobile Receivables Trust
Series 2018-1, Class A3, 3.07%, 12/19/2022	1,194	1,191
Series 2018-2, Class A3, 3.15%, 3/20/2023	1,158	1,156
Series 2018-3, Class A3, 3.38%, 7/18/2023	1,000	1,001
AmeriCredit Automobile Receivables Trust
Series 2016-2, Class A3, 1.60%, 11/9/2020	89	89
Series 2017-1, Class A3, 1.87%, 8/18/2021	114	114
Series 2017-2, Class A3, 1.98%, 12/20/2021	217	215
Series 2017-3, Class A3, 1.90%, 3/18/2022	292	289
Series 2017-4, Class A3, 2.04%, 7/18/2022	217	214
Ascentium Equipment Receivables Trust Series 2017-1A, Class A3, 2.29%, 6/10/2021(b)	207	205
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021(b)	333	332
B2R Mortgage Trust Series 2015-1, Class A1, 2.52%, 5/15/2048(b)	236	233
BMW Vehicle Lease Trust
Series 2016-2, Class A3, 1.43%, 9/20/2019	115	115
Series 2017-1, Class A3, 1.98%, 5/20/2020	333	332
Series 2017-2, Class A3, 2.07%, 10/20/2020	260	257
Series 2018-1, Class A3, 3.26%, 7/20/2021	175	175
Business Jet Securities LLC Series 2018-1, Class A, 4.34%, 2/15/2033(b)	1,137	1,135
Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	463	456
CarMax Auto Owner Trust
Series 2015-2, Class A3, 1.37%, 3/16/2020	5	5
Series 2016-1, Class A3, 1.61%, 11/16/2020	133	133
Series 2016-2, Class A3, 1.52%, 2/16/2021	353	351
Series 2016-4, Class A3, 1.40%, 8/15/2021	444	439
Series 2017-1, Class A3, 1.98%, 11/15/2021	1,414	1,403
Series 2017-3, Class A3, 1.97%, 4/15/2022	425	418
Series 2017-4, Class A3, 2.11%, 10/17/2022	182	179

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
ASSET-BACKED SECURITIES — continued
Series 2018-1, Class A3, 2.48%, 11/15/2022	511	504
Series 2018-2, Class A3, 2.98%, 1/17/2023	1,132	1,128
Series 2018-3, Class A3, 3.13%, 6/15/2023	1,948	1,943
Series 2018-4, Class A3, 3.36%, 9/15/2023	277	278
Chrysler Capital Auto Receivables Trust Series 2016-AA, Class A3, 1.77%, 10/15/2020(b)	63	62
Citibank Credit Card Issuance Trust Series 2016-A1, Class A1, 1.75%, 11/19/2021	1,120	1,106
CNH Equipment Trust
Series 2017-A, Class A3, 2.07%, 5/16/2022	432	427
Series 2017-B, Class A3, 1.86%, 9/15/2022	375	369
Series 2017-C, Class A3, 2.08%, 2/15/2023	267	263
Consumer Loan Underlying Bond Credit Trust Series 2017-NP2, Class A, 2.55%, 1/16/2024(b)	34	34
Continental Airlines Pass-Through Trust Series 2007-1, Class A, 5.98%, 4/19/2022	274	287
CPS Auto Receivables Trust
Series 2017-C, Class B, 2.30%, 7/15/2021(b)	479	476
Series 2018-D, Class A, 3.06%, 1/17/2022(b)	586	586
CPS Auto Trust Series 2018-C, Class A, 2.87%, 9/15/2021(b)	701	701
Credit Acceptance Auto Loan Trust
Series 2017-3A, Class A, 2.65%, 6/15/2026(b)	308	305
Series 2018-1A, Class A, 3.01%, 2/16/2027(b)	538	533
Series 2018-2A, Class A, 3.47%, 5/17/2027(b)	1,295	1,288
Dell Equipment Finance Trust Series 2017-1, Class A3, 2.14%, 4/22/2022(b)	185	185
Delta Air Lines Pass-Through Trust
Series 2011-1, Class A, 5.30%, 4/15/2019	38	39
Series 2010-2, Class A, 4.95%, 5/23/2019	7	7
Series 2012-1, Class A, 4.75%, 5/7/2020	227	230
Drive Auto Receivables Trust
Series 2017-3, Class B, 2.30%, 5/17/2021	216	216
Series 2018-3, Class A3, 3.01%, 11/15/2021	885	883
Series 2018-5, Class A3, 3.34%, 10/15/2022	700	701
Series 2018-4, Class B, 3.36%, 10/17/2022	1,155	1,153
Series 2018-2, Class C, 3.63%, 8/15/2024	1,200	1,199
DT Auto Owner Trust
Series 2017-2A, Class B, 2.44%, 2/15/2021(b)	200	200
Series 2017-3A, Class B, 2.40%, 5/17/2021(b)	306	305
Series 2018-1A, Class A, 2.59%, 5/17/2021(b)	583	582
Series 2018-2A, Class A, 2.84%, 9/15/2021(b)	1,211	1,208
Series 2018-3A, Class A, 3.02%, 2/15/2022(b)	995	992
Exeter Automobile Receivables Trust
Series 2018-1A, Class A, 2.21%, 5/17/2021(b)	224	224
Series 2018-3A, Class A, 2.90%, 1/18/2022(b)	1,029	1,027
Fifth Third Auto Trust Series 2015-1, Class A3, 1.42%, 3/16/2020	13	13
First Investors Auto Owner Trust
Series 2017-2A, Class A2, 2.27%, 7/15/2022(b)	349	346
Series 2018-1A, Class A2, 3.22%, 1/17/2023(b)	568	567
Flagship Credit Auto Trust
Series 2017-3, Class A, 1.88%, 10/15/2021(b)	417	415
Series 2018-2, Class A, 2.97%, 10/17/2022(b)	1,453	1,447
Series 2018-3, Class A, 3.07%, 2/15/2023(b)	786	784
Series 2017-2, Class B, 2.57%, 4/15/2023(b)	285	282
Ford Credit Auto Lease Trust
Series 2017-A, Class A3, 1.88%, 4/15/2020	511	510
Series 2017-B, Class A3, 2.03%, 12/15/2020	229	227
Series 2018-B, Class A4, 3.30%, 2/15/2022	819	820
Ford Credit Auto Owner Trust
Series 2015-C, Class A3, 1.41%, 2/15/2020	2	2
Series 2016-B, Class A3, 1.33%, 10/15/2020	150	149
Series 2017-A, Class A3, 1.67%, 6/15/2021	744	737
Series 2018-B, Class A4, 3.38%, 3/15/2024	340	342
GM Financial Automobile Leasing Trust
Series 2017-1, Class A3, 2.06%, 5/20/2020	488	486
Series 2017-3, Class A3, 2.01%, 11/20/2020	138	137

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
ASSET-BACKED SECURITIES — continued
Series 2018-2, Class A3, 3.06%, 6/21/2021	1,016	1,015
Series 2018-3, Class A3, 3.18%, 6/21/2021	1,067	1,067
Series 2018-1, Class A4, 2.68%, 12/20/2021	757	749
GM Financial Consumer Automobile Series 2017-1A, Class A3, 1.78%, 10/18/2021(b)	391	387
GM Financial Consumer Automobile Receivables Trust
Series 2018-1, Class A3, 2.32%, 7/18/2022	216	213
Series 2018-2, Class A3, 2.81%, 12/16/2022	1,140	1,130
GMAT Trust Series 2013-1A, Class A, 6.97%, 11/25/2043‡(b)(d)	77	77
HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048(b)	410	410
Honda Auto Receivables Owner Trust
Series 2016-1, Class A3, 1.22%, 12/18/2019	64	64
Series 2016-3, Class A3, 1.16%, 5/18/2020	150	149
Series 2017-3, Class A3, 1.79%, 9/20/2021	270	266
Series 2018-2, Class A3, 3.01%, 5/18/2022	1,105	1,103
Hyundai Auto Lease Securitization Trust Series 2018-B, Class A4, 3.20%, 6/15/2022(b)	1,275	1,272
Hyundai Auto Receivables Trust
Series 2015-C, Class A3, 1.46%, 2/18/2020	25	25
Series 2017-A, Class A3, 1.76%, 8/16/2021	563	557
Series 2017-B, Class A3, 1.77%, 1/18/2022	640	630
Series 2018-A, Class A3, 2.79%, 7/15/2022	843	839
John Deere Owner Trust
Series 2017-B, Class A3, 1.82%, 10/15/2021	226	223
Series 2018-B, Class A3, 3.08%, 11/15/2022	1,492	1,491
Mercedes-Benz Auto Lease Trust
Series 2018-A, Class A3, 2.41%, 2/16/2021	429	426
Series 2018-B, Class A3, 3.21%, 9/15/2021	585	586
Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A3, 1.26%, 2/16/2021	203	201
NextGear Floorplan Master Owner Trust Series 2017-1A, Class A2, 2.54%, 4/18/2022(b)	416	412
Nissan Auto Lease Trust Series 2017-A, Class A3, 1.91%, 4/15/2020	379	377
Series 2017-B, Class A3, 2.05%, 9/15/2020	473	469
Nissan Auto Receivables Owner Trust
Series 2015-C, Class A3, 1.37%, 5/15/2020	207	206
Series 2016-B, Class A3, 1.32%, 1/15/2021	175	174
Series 2017-C, Class A3, 2.12%, 4/18/2022	296	292
OneMain Direct Auto Receivables Trust Series 2018-1A, Class A, 3.43%, 12/16/2024(b)	1,606	1,603
OneMain Financial Issuance Trust Series 2015-1A, Class A, 3.19%, 3/18/2026(b)	329	329
Prosper Marketplace Issuance Trust Series 2017-2A, Class A, 2.41%, 9/15/2023(b)	34	34
Santander Drive Auto Receivables Trust
Series 2017-2, Class A3, 1.87%, 12/15/2020	291	291
Series 2018-1, Class A3, 2.32%, 8/16/2021	518	516
Series 2018-3, Class A3, 3.03%, 2/15/2022	527	526
Series 2018-4, Class A3, 3.01%, 3/15/2022	391	390
Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 5/20/2021(b)	1,198	1,193
Saxon Asset Securities Trust Series 2003-1, Class AF6, 4.68%, 6/25/2033(d)	50	51
SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025(b)	164	164
SoFi Professional Loan Program LLC Series 2017-B, Class A1FX, 1.83%, 5/25/2040(b)	66	65
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	150	143
Synchrony Card Issuance Trust Series 2018-A1, Class A1, 3.38%, 9/15/2024	2,600	2,606
Toyota Auto Receivables Owner Trust
Series 2016-A, Class A3, 1.25%, 3/16/2020	136	136
Series 2016-B, Class A3, 1.30%, 4/15/2020	107	106
Series 2016-D, Class A3, 1.23%, 10/15/2020	446	442
Series 2017-A, Class A3, 1.73%, 2/16/2021	209	207
United Airlines Pass-Through Trust
Series 2016-1, Class AA, 3.10%, 7/7/2028	1,326	1,263
Series 2016-2, Class AA, 2.88%, 10/7/2028	1,326	1,224

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
ASSET-BACKED SECURITIES — continued
Series 2018-1, Class AA, 3.50%, 3/1/2030	820	792
Series 2018-1, Class A, 3.70%, 3/1/2030	774	749
Verizon Owner Trust Series 2018-A, Class A1A, 3.23%, 4/20/2023	1,040	1,040
VOLT LXI LLC Series 2017-NPL8, Class A1, 3.13%, 6/25/2047‡(b)(d)	223	221
VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048‡(b)(d)	746	745
VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048(b)(d)	1,130	1,126
VOLT LXVIII LLC Series 2018-NPL4, Class A1A, 4.34%, 7/27/2048‡(b)(d)	947	947
VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048‡(b)(d)	845	842
Westlake Automobile Receivables Trust
Series 2017-2A, Class A2A, 1.80%, 7/15/2020(b)	113	113
Series 2018-1A, Class A2A, 2.24%, 12/15/2020(b)	629	627
World Financial Network Credit Card Master Trust
Series 2017-A, Class A, 2.12%, 3/15/2024	746	734
Series 2018-A, Class A, 3.07%, 12/16/2024	2,677	2,657
Series 2018-B, Class A, 3.46%, 7/15/2025	1,564	1,566
World Omni Auto Receivables Trust
Series 2015-B, Class A3, 1.49%, 12/15/2020	291	291
Series 2017-B, Class A3, 1.95%, 2/15/2023	327	321
Series 2018-C, Class A3, 3.13%, 11/15/2023	2,085	2,088
World Omni Automobile Lease Securitization Trust
Series 2017-A, Class A3, 2.13%, 4/15/2020	500	496
Series 2018-A, Class A3, 2.83%, 7/15/2021	890	884
Series 2018-B, Class A3, 3.19%, 12/15/2021	894	894

TOTAL ASSET-BACKED SECURITIES (Cost $88,132)		87,688

U.S. GOVERNMENT AGENCY SECURITIES — 5.1%
FHLMC 1.75%, 5/30/2019	5,000	4,980
FNMA
2.63%, 9/6/2024	21,959	21,507
2.13%, 4/24/2026	11,335	10,586
1.88%, 9/24/2026	25,000	22,799
Resolution Funding Corp. STRIPS 1.74%, 7/15/2020(i)	800	764

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $61,498)		60,636

FOREIGN GOVERNMENT SECURITIES — 0.3%
Republic of Colombia (Colombia) 7.38%, 9/18/2037	300	358
Republic of Panama (Panama) 4.00%, 9/22/2024	347	347
United Mexican States (Mexico)
3.63%, 3/15/2022	568	557
4.00%, 10/2/2023	694	683
3.60%, 1/30/2025	1,076	1,018
4.13%, 1/21/2026	332	321

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $3,400)		3,284

	Shares
SHORT-TERM INVESTMENTS — 1.7%
INVESTMENT COMPANIES — 1.7%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.30%(j)(k)(l) (Cost $21,893)	20,030	20,032

Total Investments — 100.1% (Cost $1,216,541)		1,193,306
Other Assets Less Liabilities — (0.1%)		(775)

Net Assets — 100.0%		1,192,531

Percentages indicated are based on net assets.

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of November 30, 2018.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of November 30, 2018. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2018.
(e)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(g)	Amount rounds to less than one thousand.
(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	The rate shown is the effective yield as of November 30, 2018.
(j)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	Approximately $5,878,000 of this investment is restricted as collateral for swaps to various brokers.
(l)	The rate shown is the current yield as of November 30, 2018.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of November 30, 2018 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 10 Year Note	634	03/2019	USD	75,773	311
U.S. Treasury 2 Year Note	540	03/2019	USD	113,948	83
U.S. Treasury Ultra Bond	273	03/2019	USD	41,667	38

					432

Short Contracts
U.S. Treasury 10 Year Ultra Note	(467)	03/2019	USD	(59,127)	(333)
U.S. Treasury Long Bond	(543)	03/2019	USD	(76,071)	(387)

					(720)

					(288)

Abbreviations

USD	United States Dollar

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Over the Counter (“OTC”) Inflation-linked swap contracts outstanding as of November 30, 2018 (amounts in thousands):

Floating Rate Index (a)	Fixed Rate%	Pay/Receive Floating Rate	Counterparty	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
CPI-U at termination	1.59% at termination	Receive	Citibank, NA	6/24/2021	USD 15,000	391
CPI-U at termination	1.82% at termination	Receive	Barclays Bank plc	11/8/2021	USD 25,000	342
CPI-U at termination	1.82% at termination	Receive	Deutsche Bank AG	11/8/2021	USD 25,000	342
CPI-U at termination	1.87% at termination	Receive	Citibank, NA	10/24/2021	USD 25,000	292
CPI-U at termination	2.18% at termination	Receive	Barclays Bank plc	10/16/2027	USD 24,000	105

						1,472

CPI-U at termination	2.11% at termination	Receive	Citibank, NA	3/6/2020	USD 8,000	(40)
CPI-U at termination	2.13% at termination	Receive	Union Bank of Switzerland AG	3/2/2020	USD 50,000	(253)
CPI-U at termination	2.14% at termination	Receive	Barclays Bank plc	3/2/2020	USD 18,000	(93)
CPI-U at termination	2.14% at termination	Receive	Citibank, NA	3/2/2020	USD 11,300	(59)
CPI-U at termination	2.21% at termination	Receive	Citibank, NA	8/20/2021	USD 59,000	(538)
CPI-U at termination	2.31% at termination	Receive	Barclays Bank plc	3/9/2026	USD 30,000	(413)
CPI-U at termination	2.31% at termination	Receive	Deutsche Bank AG	3/9/2026	USD 10,000	(138)
CPI-U at termination	2.32% at termination	Receive	Bank of America NA	7/31/2024	USD 8,200	(124)
CPI-U at termination	2.32% at termination	Receive	Credit Suisse International	7/15/2020	USD 50,000	(2,687)
CPI-U at termination	2.33% at termination	Receive	Royal Bank of Scotland	8/9/2024	USD 35,000	(537)
CPI-U at termination	2.34% at termination	Receive	Bank of America NA	2/6/2028	USD 25,000	(371)
CPI-U at termination	2.34% at termination	Receive	Barclays Bank plc	8/20/2028	USD 4,000	(61)
CPI-U at termination	2.36% at termination	Receive	Bank of America NA	1/15/2027	USD 21,000	(389)
CPI-U at termination	2.46% at termination	Receive	Citibank, NA	5/21/2024	USD 13,000	(876)
CPI-U at termination	2.48% at termination	Receive	Deutsche Bank AG	2/21/2024	USD 10,000	(683)
CPI-U at termination	2.48% at termination	Receive	Royal Bank of Scotland	3/17/2024	USD 2,000	(136)
CPI-U at termination	2.50% at termination	Receive	Morgan Stanley	2/4/2024	USD 15,000	(1,059)
CPI-U at termination	2.67% at termination	Receive	Morgan Stanley	9/12/2044	USD 2,000	(290)
CPI-U at termination	2.70% at termination	Receive	Barclays Bank plc	9/3/2044	USD 4,000	(617)
CPI-U at termination	2.71% at termination	Receive	Barclays Bank plc	9/2/2044	USD 9,000	(1,402)
CPI-U at termination	2.73% at termination	Receive	Royal Bank of Scotland	2/10/2044	USD 5,000	(823)

						(11,589)

						(10,117)

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Centrally Cleared Inflation-linked swap contracts outstanding as of November 30, 2018 (amounts in thousands):

Floating Rate Index	Fixed Rate	Pay/Receive Floating Rate	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
CPI-U at termination	2.03% at termination	Receive	12/4/2022	USD 73,000	—
CPI-U at termination	2.08% at termination	Receive	12/3/2023	USD 18,500	(8)
CPI-U at termination	2.18% at termination	Receive	11/6/2023	USD 24,806	(133)
CPI-U at termination	2.20% at termination	Receive	10/30/2023	USD 18,000	(119)
CPI-U at termination	2.21% at termination	Receive	11/9/2023	USD 17,650	(122)
CPI-U at termination	2.25% at termination	Receive	10/26/2025	USD 11,000	(99)
CPI-U at termination	2.26% at termination	Receive	10/23/2023	USD 15,000	(141)
CPI-U at termination	2.26% at termination	Receive	10/25/2025	USD 8,930	(84)
CPI-U at termination	2.27% at termination	Receive	11/6/2028	USD 6,000	(36)
CPI-U at termination	2.31% at termination	Receive	10/12/2023	USD 37,000	(455)
CPI-U at termination	2.33% at termination	Receive	10/10/2022	USD 39,000	(482)
CPI-U at termination	2.34% at termination	Receive	8/29/2028	USD 4,000	(63)
CPI-U at termination	2.34% at termination	Receive	9/4/2026	USD 20,000	(343)
CPI-U at termination	2.34% at termination	Receive	9/21/2025	USD 83,000	(1,361)

					(3,446)

Centrally Cleared Interest rate swap contracts outstanding as of November 30, 2018 (amounts in thousands):

Floating Rate Index (a)	Fixed Rate%	Pay/ Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments(Receipts) ($)	Value and Unrealized Appreciation (Depreciation) ($)
3 month LIBOR quarterly	2.98% semi-annually	Receive	12/4/2023	USD 64,353	—	—

					—	—

3 month LIBOR quarterly	2.98% semi-annually	Pay	12/4/2020	USD 76,747	—	—
3 month LIBOR quarterly	3.05% semi-annually	Pay	12/4/2028	USD 17,000	—	—
					—	—

					—	—

(a)	Value of floating rate index at November 30, 2018 was as follows:

Floating Rate Index	Value
CPI-U	2.52%
3 month LIBOR	2.74%

There are no upfront payments (receipts) on the swap contracts listed above.

Summary of total swap contracts outstanding as of November 30, 2018 (amounts in thousands):

	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Inflation linked swaps outstanding	—	1,472

Total OTC swap contracts outstanding	—	1,472

Liabilities
OTC Inflation linked swaps outstanding	—	(11,589)

Total OTC swap contracts outstanding	—	(11,589)

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

CPI-U	Consumer Price Index for All Urban Customers
LIBOR	London Interbank Offered Rate
USD	United States Dollar

A. Valuation of Investments - The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$84,856	$2,832	$87,688
Collateralized Mortgage Obligations	—	128,203	37	128,240
Commercial Mortgage-Backed Securities	—	111,940	1	111,941

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds	$—	$402,767	$—	$402,767
Foreign Government Securities	—	3,284	—	3,284
Mortgage-Backed Securities	—	117,481	—	117,481
U.S. Government Agency Securities	—	60,636	—	60,636
U.S. Treasury Obligations	—	261,237	—	261,237
Short-Term Investments
Investment Companies	20,032	—	—	20,032

Total Investments in Securities	$20,032	$1,170,404	$2,870	$1,193,306

Appreciation in Other Financial Instruments
Futures Contracts	$432	$—	$—	$432
Swaps	—	1,472	—	1,472

Total Appreciation in Other Financial Instruments	$432	$1,472	$—	$1,904

Depreciation in Other Financial Instruments
Futures Contracts	$(720)	$—	$—	$(720)
Swaps	—	(15,035)	—	(15,035)

Total Depreciation in Other Financial Instruments	$(720)	$(15,035)	$—	$(15,755)

There were no significant transfers between level 2 and level 3 during the period ended November 30, 2018.

B. Derivatives — The Fund used derivative instruments including futures and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes (1) — (2) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used treasury to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in market value on open future contracts are recorded as changes in unrealized appreciation or depreciation. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is considered restricted.

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Swaps — The Fund engaged in various swap transactions, including interest rate and inflation – linked swaps, to manage credit, interest rate and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”), that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable Forward Foreign Currency Exchange Contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as Restricted cash. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management service to the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund may be required to post or receive collateral for OTC Swaps.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Inflation-Linked Swaps

The Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — 97.0%(a)
Alabama — 2.0%
Education — 0.2%
Alabama Public School and College Authority, Capital Improvement
Series A, Rev., 5.00%, 5/1/2019	50	51
Series B, Rev., 5.00%, 5/1/2019	20	20
Series A, Rev., 5.00%, 2/1/2023	2,000	2,224
Series A, Rev., 5.00%, 2/1/2024	2,000	2,267
Series A, Rev., 5.00%, 2/1/2025	2,000	2,262
Auburn University Series A, Rev., 5.00%, 6/1/2019	25	25

		6,849

General Obligation — 0.3%
City of Birmingham
Series B, GO, 4.00%, 12/1/2032	570	605
Series B, GO, 4.00%, 12/1/2033	375	396
Series B, GO, 4.00%, 12/1/2034	510	533
Series B, GO, 4.00%, 12/1/2035	500	512
City of Huntsville
Series A, GO, 5.00%, 5/1/2030	2,765	3,216
Series B, GO, 5.00%, 5/1/2030	3,235	3,763
Series A, GO, 5.00%, 5/1/2031	3,035	3,507
Series B, GO, 5.00%, 5/1/2031	3,395	3,923
County of Baldwin GO, 4.00%, 1/1/2019	30	30

		16,485

Hospital — 0.0%(b)
Alabama Public Health Care Authority Rev., 4.00%, 9/1/2019	25	25

Other Revenue — 0.2%
Montgomery County Public Building Authority, Warrants, Facilities Project
Rev., 5.00%, 3/1/2026	1,735	1,936
Rev., 5.00%, 3/1/2027	3,590	3,999
Rev., 5.00%, 3/1/2029	3,910	4,335

		10,270

Prerefunded — 0.0%(b)
Alabama Public School and College Authority, Capital Improvement Series A, Rev., 5.00%, 5/1/2019(c)	70	71
Alabama State University, General Tuition and Fee Rev., AGC, 5.00%, 9/1/2019(c)	750	767
County of Mobile, Improvement Warrants Series C, GO, 5.00%, 8/1/2022(c)	25	28

		866

Utility — 1.3%
Black Belt Energy Gas District, Gas Prepay Series A, Rev., 4.00%, 12/1/2023(d)	5,500	5,719
Southeast Alabama Gas District, Project No.1
Series A, Rev., 4.00%, 4/1/2024(d)	34,000	35,261
Series A, Rev., 5.00%, 4/1/2024	21,035	22,837

		63,817

Total Alabama		98,312

Alaska — 0.5%
General Obligation — 0.0%(b)
Municipality of Anchorage Series C, GO, 5.00%, 9/1/2028	1,675	2,003

Industrial Development Revenue/Pollution Control Revenue — 0.2%
Alaska Industrial Development and Export Authority, Providence Health and Services Series A, Rev., 5.50%, 10/1/2041	9,000	9,795

Other Revenue — 0.0%(b)
Alaska Municipal Bond Bank Authority Rev., 5.25%, 9/1/2023	140	140
North Slope Borough Service Area 10 Rev., 5.00%, 6/30/2019(c)	325	331

		471

Prerefunded — 0.3%
Matanuska-Susitna Borough, Goose Creek Correctional Center Project Rev., AGC, 5.50%, 9/1/2019(c)	12,275	12,595

Total Alaska		24,864

Arizona — 1.1%
Certificate of Participation/Lease — 0.1%
State of Arizona Series A, COP, AGM, 5.25%, 10/1/2023	2,000	2,054
COP, 5.00%, 9/1/2025	4,350	5,021

		7,075

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Education — 0.2%
Arizona State University
Series B, Rev., 5.00%, 7/1/2034	1,000	1,145
Series B, Rev., 5.00%, 7/1/2035	1,000	1,142
Series B, Rev., 5.00%, 7/1/2036	1,000	1,137
Series B, Rev., 5.00%, 7/1/2037	1,000	1,132
Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student Housing LLC - Arizona State University Project
Rev., 5.00%, 7/1/2028	700	782
Rev., 5.00%, 7/1/2029	950	1,054
University of Arizona, Board of Regents Series A, Rev., 5.00%, 6/1/2030	1,000	1,097

		7,489

General Obligation — 0.2%
City of Chandler GO, 5.00%, 7/1/2023	4,000	4,494
Maricopa County Dysart Unified School District No. 89 GO, NATL-RE, 5.25%, 7/1/2020	905	949
Maricopa County Phoenix Union High School District No. 210 GO, AGM, 5.25%, 7/1/2019	1,000	1,019
Maricopa County Unified School District No. 95, Queen Creek School Improvement
Series 2018, GO, 5.00%, 7/1/2028	225	261
Series 2018, GO, 5.00%, 7/1/2029	500	577

		7,300

Hospital — 0.0%(b)
Yavapai County IDA, Hospital, Yavapai Regional Medical Center Series A, Rev., 5.25%, 8/1/2033	1,000	1,082

Other Revenue — 0.0%(b)
Scottsdale Municipal Property Corp., Excise Tax Rev., 5.00%, 7/1/2026	1,570	1,852
Scottsdale Preserve Authority, Excise Tax Rev., 5.00%, 7/1/2019	20	20

		1,872

Prerefunded — 0.2%
Arizona Water Infrastructure Finance Authority, Water Quality Series A, Rev., 5.00%, 10/1/2019(c)	3,935	4,034
County of Pima, Sewer System Series B, Rev., 5.00%, 7/1/2021(c)	1,770	1,900
Phoenix Civic Improvement Corp., Airport, Junior Lien Series A, Rev., 5.00%, 7/1/2020(c)	3,000	3,138
Phoenix Civic Improvement Corp., Water System, Junior Lien Series A, Rev., 5.00%, 7/1/2019(c)	2,000	2,035
Salt River Project Agricultural Improvement and Power District, Electric System Series A, Rev., 5.00%, 1/1/2019(c)	50	50
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Series A, Rev., 5.00%, 1/1/2019(c)	500	501

		11,658

Transportation — 0.0%(b)
Arizona Department of Transportation State Highway Fund Series A, Rev., 4.00%, 7/1/2019	20	20
Regional Public Transportation Authority, Transportation Excise Tax, Maricopa County Public Transportation Fund
Rev., 5.25%, 7/1/2019	30	30
Rev., 5.25%, 7/1/2025	1,000	1,150

		1,200

Utility — 0.1%
City of Mesa, Utility System Rev., NATL-RE, 5.00%, 7/1/2020	3,000	3,138
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Series A, Rev., 5.00%, 12/1/2028	1,000	1,084

		4,222

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Water & Sewer — 0.3%
Arizona Water Infrastructure Finance Authority, Water Quality Series A, Rev., 5.00%, 10/1/2026	5,910	6,749
City of Glendale, Water and Sewer, Senior Lien Rev., 5.00%, 7/1/2028	1,000	1,093
City of Scottsdale, Water and Sewer
Rev., 5.25%, 7/1/2021	1,430	1,544
Rev., 5.25%, 7/1/2023	1,875	2,125
County of Pima, Sewer System Series B, Rev., 5.00%, 7/1/2022	1,380	1,478

		12,989

Total Arizona		54,887

California — 13.6%
Certificate of Participation/Lease — 0.3%
Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project COP, AMBAC, Zero Coupon, 8/1/2025	10,445	8,739
Irvine Ranch Water District COP, 5.00%, 3/1/2032	2,275	2,635
Los Angeles Unified School District, Headquarters Building Projects Series B, COP, 5.00%, 10/1/2030	1,250	1,371

		12,745

Education — 0.8%
California Educational Facilities Authority, Claremont McKenna College
Series A, Rev., 5.00%, 1/1/2028	1,000	1,162
Series A, Rev., 5.00%, 1/1/2029	880	1,019
Series A, Rev., 5.00%, 1/1/2030	1,185	1,368
Series A, Rev., 5.00%, 1/1/2031	2,450	2,820
Series A, Rev., 5.00%, 1/1/2032	2,000	2,296
Series A, Rev., 4.00%, 1/1/2033	3,000	3,194
California Educational Facilities Authority, Pepperdine University Series 2012, Rev., 5.00%, 9/1/2024	315	351
California Municipal Finance Authority, California Lutheran University
Rev., 5.00%, 10/1/2026	150	173
Rev., 5.00%, 10/1/2027	150	174
Rev., 5.00%, 10/1/2028	150	176
California State University, Systemwide
Series A, Rev., 5.00%, 11/1/2024	3,225	3,756
Series A, Rev., 5.00%, 11/1/2030	2,285	2,600
Series A, Rev., 5.00%, 11/1/2032	4,000	4,600
Series A, Rev., 5.00%, 11/1/2034	2,875	3,320
Series A, Rev., 4.00%, 11/1/2035	2,000	2,081
University of California Series AR, Rev., 5.00%, 5/15/2033	2,500	2,866
University of California, Limited Project Series G, Rev., 5.00%, 5/15/2029	5,615	6,200

		38,156

General Obligation — 6.1%
Arcadia Unified School District
GO, 4.00%, 8/1/2038	9,385	9,658
GO, 4.00%, 8/1/2041	7,500	7,625
Counties of Fresno, Madera, Tulare and Kings, State Center Community College District GO, 5.25%, 8/1/2028	5,450	6,104
Counties of Los Angeles and Orange, Rowland Unified School District, 2012 Election Series A, GO, 5.25%, 8/1/2043	2,750	3,068
County of Orange, Garden Grove Unified School District, 2010 Election Series C, GO, 5.00%, 8/1/2030	1,390	1,567
County of Riverside, Murrieta Valley Unified School District GO, AGM, 5.00%, 9/1/2025	1,400	1,626
County of Sacramento, San Juan Unified School District, Election of 2002
GO, 5.00%, 8/1/2027	1,670	1,891
GO, 5.00%, 8/1/2030	3,540	3,988
GO, 5.00%, 8/1/2031	4,000	4,495
County of San Diego, Grossmont-Cuyamaca Community College District, Election of 2002 Series C, GO, AGC, Zero Coupon, 8/1/2026	19,585	15,818
County of Santa Clara, Election of 2008 Series B, GO, 5.00%, 8/1/2025	5,975	6,614

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — continued
County of Santa Clara, Mountain View-Los Altos Union High School District, Election of 2010
Series C, GO, Zero Coupon, 8/1/2023	2,000	1,810
Series C, GO, Zero Coupon, 8/1/2027	1,000	801
Desert Community College District
GO, 5.00%, 8/1/2030	2,500	2,953
GO, 5.00%, 8/1/2031	2,250	2,641
El Monte City School District GO, BAN, Zero Coupon, 4/1/2023	525	476
Long Beach Community College District, Election of 2002, Capital Appreciation
Series D, GO, NATL-RE, Zero Coupon, 5/1/2020	3,265	3,183
Series D, GO, NATL-RE, Zero Coupon, 5/1/2021	4,365	4,162
Series D, GO, NATL-RE, Zero Coupon, 5/1/2022	5,265	4,887
Los Angeles Community College District
Series A, GO, 5.00%, 8/1/2030	9,000	10,228
Series A, GO, 5.00%, 8/1/2031	15,000	16,941
Series A, GO, 4.00%, 8/1/2033	2,300	2,408
Los Angeles Community College District, Election of 2008 Series G, GO, 4.00%, 8/1/2039	10,430	10,639
Los Angeles Unified School District
Series C, GO, 5.00%, 7/1/2024	11,670	13,432
Series C, GO, 5.00%, 7/1/2025	36,915	42,353
Series C, GO, 5.00%, 7/1/2026	5,505	6,305
Los Angeles Unified School District, Election of 2004 Series I, GO, 5.25%, 7/1/2023	6,120	6,241
Los Angeles Unified School District, Election of 2008
Series A, GO, 5.00%, 7/1/2029	1,545	1,663
Series M-1, GO, 5.00%, 7/1/2031	4,675	5,512
Series M-1, GO, 5.00%, 7/1/2032	2,155	2,527
Series M-1, GO, 5.00%, 7/1/2033	4,555	5,321
Marysville Joint Unified School District GO, 5.00%, 8/1/2021	100	108
Menlo Park City School District, Crossover Capital Appreciation
GO, Zero Coupon, 7/1/2033	1,000	584
GO, Zero Coupon, 7/1/2035	725	380
GO, Zero Coupon, 7/1/2036	1,150	572
GO, Zero Coupon, 7/1/2037	1,950	918
GO, Zero Coupon, 7/1/2041	1,250	490
Riverside County, California, Desert Sands Unified School District
GO, 5.00%, 8/1/2025	3,750	4,412
GO, 5.00%, 8/1/2026	1,750	2,047
Sacramento City Unified School District, Election of 2012, Measure Q
Series E, GO, 5.00%, 8/1/2027	555	663
Series E, GO, 5.00%, 8/1/2028	2,385	2,830
Series E, GO, 5.00%, 8/1/2029	1,500	1,763
San Diego Community College District GO, 5.00%, 8/1/2024	4,890	5,440
San Diego Unified School District, Election of 2012 Series F, GO, 4.00%, 7/1/2033	130	138
San Francisco Bay Area Rapid Transit District, Election of 2004 Series D, GO, 5.00%, 8/1/2030	3,000	3,487
Santa Barbara Community College District, Santa Barbara County Series C, GO, 4.00%, 8/1/2040	1,000	1,033
Southwestern Community College District
Series A, GO, 4.00%, 8/1/2038	1,000	1,032
Series A, GO, 4.00%, 8/1/2039	1,750	1,801
State of California, Various Purpose
GO, 5.50%, 4/1/2021	6,800	6,884
GO, 5.13%, 4/1/2023	5	5
GO, 5.63%, 4/1/2026	15,000	15,190
GO, AMBAC, 5.00%, 2/1/2027	565	670
GO, 5.00%, 8/1/2030	24,000	27,241
GO, 6.50%, 4/1/2033	3,055	3,102
GO, 4.00%, 9/1/2033	1,280	1,348
Temple City Unified School District GO, NATL-RE, 5.25%, 8/1/2022	6,580	7,153

		296,228

Hospital — 0.6%
California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2027	6,250	7,268
California Health Facilities Financing Authority, Kaiser Permanente Subseries A-2, Rev., 4.00%, 11/1/2038	4,000	4,069

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Hospital — continued
California Health Facilities Financing Authority, Memorial Health Services Series A, Rev., 5.00%, 10/1/2026	1,500	1,663
California Health Facilities Financing Authority, Sutter Health
Series D, Rev., 5.00%, 8/15/2025	2,000	2,164
Series A, Rev., 5.00%, 11/15/2026	650	758
Series A, Rev., 5.00%, 11/15/2029	1,000	1,149
Series A, Rev., 5.00%, 11/15/2030	500	572
Series A, Rev., 5.00%, 11/15/2033	5,000	5,657
Series A, Rev., 3.25%, 11/15/2036	1,425	1,330
California Municipal Finance Authority, Community Medical Centers
Series A, Rev., 5.00%, 2/1/2028	900	1,039
Series A, Rev., 5.00%, 2/1/2029	1,250	1,432

		27,101

Housing — 0.2%
California Municipal Finance Authority, Linxs Apartments Project, Senior Lien
Rev., AMT, AGM, 3.25%, 12/31/2032	6,680	6,399
Rev., AMT, AGM, 3.50%, 12/31/2035	4,555	4,392

		10,791

Other Revenue — 1.4%
California Infrastructure and Economic Development Bank, Refunding Academy Motion Picture Arts and Sciences
Series A, Rev., 5.00%, 11/1/2024	1,630	1,846
Series A, Rev., 5.00%, 11/1/2026	1,000	1,131
California State Public Works Board, California State University, Various Capital Projects Series C, Rev., 5.00%, 3/1/2032	3,025	3,477
California State Public Works Board, Department of Forestry and Fire Protection, Various Forestry Projects
Series C, Rev., AGM, 5.00%, 4/1/2022	2,785	2,792
Series C, Rev., AGM, 5.00%, 4/1/2024	2,105	2,110
California State Public Works Board, Department of General Services
Series F, Rev., 5.00%, 5/1/2025	6,445	7,432
Series F, Rev., 5.00%, 5/1/2026	3,100	3,556
Series F, Rev., 5.00%, 5/1/2027	5,000	5,716
California State Public Works Board, Department of Justice, Various Replacement Laboratory Projects
Series D, Rev., AGM, 5.00%, 4/1/2021	1,285	1,288
Series D, Rev., AGM, 5.00%, 4/1/2023	1,415	1,418
Series D, Rev., AGM, 5.00%, 4/1/2025	1,560	1,564
County of Los Angeles, Huntington Park Redevelopment Agency, Merged Redevelopment Project Rev., Zero Coupon, 1/1/2019(c)	5,000	4,994
Golden State Tobacco Securitization Corp., Tobacco Settlement
Series A, Rev., 5.00%, 6/1/2032	4,000	4,466
Series A-1, Rev., 3.50%, 6/1/2036	11,000	10,846
San Francisco Bay Area Rapid Transit District, Sales Tax
Series A, Rev., 5.00%, 7/1/2025	510	605
Series A, Rev., 5.00%, 7/1/2026	475	560
San Marcos Public Facilities Authority Rev., Zero Coupon, 1/1/2019(c)	1,000	998
San Marcos Public Facilities Authority, CR Rev., Zero Coupon, 9/1/2019(c)	2,850	2,812
Santa Clara County Financing Authority, Multiple Facilities Projects Series P, Rev., 5.00%, 5/15/2029	8,400	9,678

		67,289

Prerefunded — 1.3%
California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 8/15/2019(c)	30	31
California State Public Works Board, California State University, Various University Projects Series H, Rev., 5.00%, 9/1/2023(c)	13,405	15,236

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Prerefunded — continued
Riverside County Transportation Commission, Limited Tax Series A, Rev., 5.25%, 6/1/2023(c)	4,525	5,168
San Diego Public Facilities Financing Authority, Sewer Waste Water System Series A, Rev., 5.00%, 5/15/2019(c)	11,865	12,042
State of California, Various Purpose GO, 6.50%, 4/1/2019(c)	3,630	3,688
University of California Series O, Rev., 5.75%, 5/15/2019(c)	25,000	25,454
University of California, Limited Project Series G, Rev., 5.00%, 5/15/2022(c)	2,885	3,184

		64,803

Transportation — 0.3%
County of Los Angeles, Metropolitan Transportation Authority, Union Station Gateway Project Rev., 5.00%, 7/1/2026	1,770	2,059
Los Angeles County Metropolitan Transportation Authority Series A, Rev., 5.00%, 7/1/2030	5,000	5,945
San Francisco County Transportation Authority Rev., 3.00%, 2/1/2022	25	26
San Joaquin County Transportation Authority, Measure K Sales Tax
Rev., 5.00%, 3/1/2031	2,185	2,557
Rev., 5.00%, 3/1/2032	2,000	2,330
Rev., 5.00%, 3/1/2033	1,000	1,160

		14,077

Utility — 1.2%
City of Los Angeles, Department of Water and Power, Power System
Series D, Rev., 5.00%, 7/1/2028	1,250	1,432
Series B, Rev., 5.00%, 7/1/2029	10,000	11,739
Series D, Rev., 5.00%, 7/1/2030	2,710	3,085
Series A, Rev., 5.00%, 7/1/2031	2,055	2,390
Series B, Rev., 5.00%, 7/1/2031	3,400	3,844
Series D, Rev., 5.00%, 7/1/2031	2,500	2,836
Series A, Rev., 5.00%, 7/1/2032	2,550	2,952
Series B, Rev., 5.00%, 7/1/2032	3,075	3,465
Series A, Rev., 5.00%, 7/1/2033	5,000	5,764
Series D, Rev., 5.00%, 7/1/2033	390	439
Series D, Rev., 5.00%, 7/1/2034	4,750	5,339
Series D, Rev., 5.00%, 7/1/2035	250	279
Long Beach Bond Finance Authority, Natural Gas
Series A, Rev., 5.25%, 11/15/2021	2,500	2,695
Series A, Rev., 5.25%, 11/15/2022	9,545	10,466
Sacramento Municipal Utility District Financing Authority, Cosumnes Project Rev., 5.00%, 7/1/2028	1,290	1,500
San Francisco City and County Public Utilities Commission, Water Subseries A, Rev., 5.00%, 11/1/2035	1,500	1,722

		59,947

Water & Sewer — 1.4%
City of Los Angeles, Wastewater System
Series A, Rev., 5.00%, 6/1/2026	12,500	14,168
Series C, Rev., 5.00%, 6/1/2026	2,000	2,214
City of Santa Rosa, Wastewater, Capital Appreciation Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	5,000	4,493
City of Vallejo, Water
Rev., NATL-RE, 5.00%, 5/1/2022	3,010	3,017
Rev., NATL-RE, 5.00%, 5/1/2023	3,160	3,168
Rev., NATL-RE, 5.00%, 5/1/2024	3,320	3,328
Rev., NATL-RE, 5.00%, 5/1/2025	3,490	3,499
Orange County Water District
Series A, Rev., 5.00%, 8/15/2032	1,235	1,443
Series A, Rev., 5.00%, 8/15/2034	650	756
San Diego County Water Authority
Series A, Rev., 5.00%, 5/1/2029	13,095	14,625
Series 2013A, Rev., 5.00%, 5/1/2030	10,000	11,166
Santa Clara Valley Water District Public Facilities Financing Corp. Series A, Rev., 5.00%, 6/1/2035	3,345	3,842

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Water & Sewer — continued
Santa Margarita/Dana Point Authority, Water District Improvement
Series A, Rev., 5.00%, 8/1/2031	950	1,122
Series A, Rev., 5.00%, 8/1/2032	1,030	1,212
Series A, Rev., 5.00%, 8/1/2033	1,630	1,912

		69,965

Total California		661,102

Colorado — 2.1%
Certificate of Participation/Lease — 0.1%
Adams County, Colorado Refunding and Improvement
COP, 5.00%, 12/1/2031	1,100	1,245
COP, 5.00%, 12/1/2034	500	560
Colorado Department of Transportation Headquarters Facilities COP, 5.00%, 6/15/2041	1,500	1,656

		3,461

General Obligation — 1.3%
Adams 12 Five Star Schools, The City and County of Broomfield
GO, 5.50%, 12/15/2030	1,400	1,725
GO, 5.50%, 12/15/2032	625	766
Boulder Larimer and Weld Counties St. Vrain Valley School District Re1J Series A, GO, 5.00%, 12/15/2028	5,000	5,777
City and County of Denver, Better Denver and Zoo Series A, GO, 5.25%, 8/1/2020	6,845	6,997
Dawson Ridge Metropolitan District No.1
Series A, GO, Zero Coupon, 10/1/2022(c)	10,000	9,164
Series B, GO, Zero Coupon, 10/1/2022(c)	1,500	1,369
Denver City and County School District No. 1
Series A, GO, 5.50%, 12/1/2029	1,000	1,222
Series A, GO, 5.50%, 12/1/2030	1,500	1,820
Series A, GO, 5.50%, 12/1/2041	1,600	1,879
Douglas County School District No. Re-1, Douglas and Elbert Counties
GO, 4.00%, 12/15/2018	25	25
Series B, GO, 5.00%, 12/15/2018	25	25
Jefferson County School District No. R-1
GO, 5.00%, 12/15/2020	18,325	19,341
GO, 5.00%, 12/15/2022	9,500	10,469
Larimer County School District No. R-1 Poudre GO, 5.00%, 12/15/2037	2,450	2,833

		63,412

Hospital — 0.1%
Colorado Health Facilities Authority, SCL Health System Series A, Rev., 5.50%, 1/1/2035	4,500	5,044
Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023(d)	2,600	2,561

		7,605

Prerefunded — 0.6%
Colorado Educational and Cultural Facilities Authority, Independent School, Vail Mountain School Project Rev., 6.13%, 5/1/2020(c)	2,025	2,139
Counties of Adams and Arapahoe, Joint School District No. 281 GO, 6.25%, 12/1/2018(c)	23,470	23,470
University of Colorado, Enterprise System
Series A, Rev., 5.50%, 6/1/2019(c)	1,980	2,015
Series A, Rev., 5.75%, 6/1/2019(c)	750	764
Series A, Rev., 5.00%, 6/1/2024(c)	35	40

		28,428

Total Colorado		102,906

Connecticut — 0.4%
Education — 0.1%
Connecticut State Health and Educational Facility Authority, Connecticut State University System Issue Series N, Rev., 5.00%, 11/1/2025	4,165	4,604
Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series A, Rev., 5.25%, 11/15/2022	1,030	1,089

		5,693

General Obligation — 0.1%
State of Connecticut Series B, GO, AMBAC, 5.25%, 6/1/2020	6,000	6,252
The Metropolitan District, Hartford County Series A, GO, 5.00%, 8/1/2019	200	204
Town of Wilton GO, 5.00%, 1/15/2019	40	40

		6,496

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Industrial Development Revenue/Pollution Control Revenue — 0.0%(b)
City of Stamford, Water Pollution Control System and Facility
Series A, Rev., 5.50%, 8/15/2023	100	115
Series A, Rev., 5.00%, 8/15/2024	100	112
Series A, Rev., 5.00%, 8/15/2025	350	393
Series A, Rev., 5.00%, 8/15/2026	150	168
Series A, Rev., 5.00%, 8/15/2027	250	281
Series A, Rev., 5.00%, 8/15/2029	300	335

		1,404

Special Tax — 0.1%
Connecticut State, Special Tax Obligation Transportation Infrastructure Series A, Rev., 5.00%, 8/1/2026	5,000	5,619

Transportation — 0.1%
State of Connecticut, Transportation Infrastructure Purposes Series A, Rev., 5.00%, 9/1/2030	2,000	2,184

Total Connecticut		21,396

Delaware — 0.6%
Education — 0.1%
University of Delaware Rev., VRDO, 1.62%, 12/3/2018(d)	7,000	7,000

General Obligation — 0.4%
State of Delaware
Series B, GO, 5.00%, 7/1/2022	4,000	4,410
Series B, GO, 5.00%, 7/1/2023	3,710	4,179
Series A, GO, 5.00%, 2/1/2025	1,000	1,159
Series C, GO, 5.00%, 10/1/2025	1,000	1,170
Series A, GO, 5.00%, 2/1/2026	1,250	1,470
Series A, GO, 5.00%, 2/1/2027	2,260	2,696
Series A, GO, 5.00%, 2/1/2028	2,360	2,855
Series A, GO, 5.00%, 2/1/2029	1,375	1,657

		19,596

Prerefunded — 0.1%
State of Delaware GO, 5.00%, 7/1/2020(c)	3,211	3,357

Total Delaware		29,953

District of Columbia — 1.6%
General Obligation — 0.7%
District of Columbia
Series A, GO, 5.00%, 6/1/2019	45	46
Series D, GO, 5.00%, 6/1/2028	3,300	3,877
Series A, GO, 5.00%, 6/1/2029	890	1,042
Series A, GO, 5.00%, 6/1/2030	1,325	1,542
Series D, GO, 5.00%, 6/1/2030	4,000	4,628
Series A, GO, 5.00%, 6/1/2031	1,865	2,160
Series A, GO, 5.00%, 6/1/2032	2,200	2,536
Series A, GO, 5.00%, 6/1/2033	3,050	3,500
Series A, GO, 5.00%, 6/1/2035	7,175	8,047
Series A, GO, 5.00%, 6/1/2036	7,200	8,121

		35,499

Other Revenue — 0.6%
District of Columbia, Income Tax Secured Series A, Rev., 5.00%, 12/1/2022	5,000	5,221
Washington Convention and Sports Authority
Series A, Rev., 5.00%, 10/1/2025	2,000	2,302
Series A, Rev., 5.00%, 10/1/2026	5,000	5,812
Series A, Rev., 5.00%, 10/1/2027	5,000	5,859
Series A, Rev., 5.00%, 10/1/2028	4,535	5,291
Series A, Rev., 5.00%, 10/1/2029	3,150	3,647

		28,132

Transportation — 0.2%
Washington Metropolitan Area Transit Authority
Series A-1, Rev., 5.00%, 7/1/2025	1,090	1,262
Series A-1, Rev., 5.00%, 7/1/2030	5,185	6,031
Washington Metropolitan Area Transit Authority, Gross Transit Bonds Series A-1, Rev., 5.00%, 7/1/2024	3,000	3,423

		10,716

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Water & Sewer — 0.1%
District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series A, Rev., 5.00%, 10/1/2029	1,475	1,691

Total District of Columbia		76,038

Florida — 2.8%
Certificate of Participation/Lease — 0.4%
Palm Beach County School District Series C, COP, 5.00%, 8/1/2029	16,000	18,800

Education — 0.2%
Florida State Department of Education
Series A, Rev., 5.00%, 7/1/2024	1,120	1,262
Series A, Rev., 5.00%, 7/1/2025	2,375	2,709
Series A, Rev., 5.00%, 7/1/2026	3,385	3,904
University of Florida Department of Housing and Residence Education System Series A, Rev., 5.00%, 7/1/2019	30	30

		7,905

General Obligation — 0.8%
Broward County, Parks and Land Preservation Project GO, 4.00%, 1/1/2019	20	20
County of Miami-Dade, Building Better Communities Program
Series A, GO, 5.00%, 7/1/2033	2,835	3,196
Series A, GO, 5.00%, 7/1/2034	5,355	6,025
Florida State Board of Education, Public Education Capital Outlay
Series A, GO, 5.00%, 1/1/2019	25	25
Series E, GO, 5.00%, 6/1/2019	4,515	4,585
Series E, GO, 5.00%, 6/1/2020	4,740	4,952
Series A, GO, 5.00%, 6/1/2023	4,500	4,744
Series D, GO, 5.00%, 6/1/2024	14,600	15,647
Series A, GO, 5.00%, 6/1/2025	1,250	1,318
School District of Broward County GO, 5.00%, 7/1/2019	30	31

		40,543

Hospital — 0.1%
Brevard County Health Facilities Authority, Health First, Inc. Project
Rev., 5.00%, 4/1/2022	1,000	1,084
Rev., 5.00%, 4/1/2024	1,250	1,400

		2,484

Housing — 0.0%(b)
Florida Housing Finance Corp., Homeowner Mortgage, Special Program Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2028	160	161

Industrial Development Revenue/Pollution Control Revenue — 0.1%
County of Escambia, Pollution Control, Gulf Power Company Project Rev., 2.60%, 6/1/2023	6,500	6,541
Florida Department of Environmental Protection Rev., 5.00%, 7/1/2019	95	97

		6,638

Other Revenue — 0.1%
City of Orlando Series C, Rev., 5.00%, 10/1/2019	50	51
County of Miami-Dade, Capital Asset Acquisition
Series B, Rev., 4.50%, 4/1/2019	30	31
Series A, Rev., AGC, 5.00%, 4/1/2019	20	20
County of Miami-Dade, Transit System Sales Surtax Rev., 5.00%, 7/1/2019	30	31
County of Miami-Dade, UMSA Public Improvements Rev., AGM, 4.00%, 4/1/2019	30	30
County of Orange Series C, Rev., 5.00%, 1/1/2019	85	85
County of Palm Beach Rev., 5.00%, 5/1/2038	1,570	1,749
County of Pasco Series A, Rev., 5.00%, 12/1/2018	20	20
County of Tallahassee, City of Leon, Blueprint 2000 Intergovernmental Agency Rev., NATL-RE, 5.25%, 10/1/2019	2,060	2,115
Town of Palm Beach, Capital Improvement Program
Series A, Rev., 4.00%, 1/1/2019	20	20

		4,152

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Prerefunded — 0.4%
Florida State Board of Education, Public Education Capital Outlay Series 2010B, GO, 5.13%, 6/1/2020(c)	150	157
Hillsborough County School Board, Master Lease Program Series 2012A, COP, 5.00%, 7/1/2022(c)	15,705	17,237
JEA Electric System Series A, Rev., 5.00%, 10/1/2023(c)	2,130	2,398

		19,792

Transportation — 0.0%(b)
Orlando-Orange County Expressway Authority Series B, Rev., AGM, 5.00%, 7/1/2019	100	102

Utility — 0.5%
County of Manatee, Public Utilities
Series 2017, Rev., 5.00%, 10/1/2028	535	633
Series 2017, Rev., 5.00%, 10/1/2029	1,150	1,347
Series 2017, Rev., 5.00%, 10/1/2031	815	944
Florida Municipal Power Agency, St. Lucie Project Series A, Rev., 5.00%, 10/1/2020	5,000	5,258
JEA Electric System
Series A, Rev., 5.00%, 10/1/2023	1,395	1,538
Series 2017B, Rev., 5.00%, 10/1/2024	5,500	6,162
Series A, Rev., 5.00%, 10/1/2027	1,160	1,270
Series B, Rev., 5.00%, 10/1/2029	4,500	5,098
Subseries III-B, Rev., 5.00%, 10/1/2033	3,950	4,386

		26,636

Water & Sewer — 0.2%
Broward County, Florida Water and Sewer Utility Series A, Rev., 5.00%, 10/1/2030	5,000	5,659
City of Tampa, Water and Sewer Improvement System Rev., 5.00%, 10/1/2023	500	540
JEA Water and Sewer System
Series D, Rev., 5.00%, 10/1/2019	20	20
Series A, Rev., 5.00%, 10/1/2025	3,405	3,893

		10,112

Total Florida		137,325

Georgia — 2.7%
Education — 0.1%
Private Colleges and Universities Authority, Emory University Series A, Rev., 5.00%, 10/1/2043	2,000	2,196

General Obligation — 0.5%
Cherokee County Board of Education, School System
GO, 5.00%, 2/1/2026	335	393
GO, 5.00%, 8/1/2031	725	838
GO, 5.00%, 8/1/2032	750	865
GO, 5.00%, 8/1/2033	690	793
Polk School District, Sales Tax Series 2018, GO, 5.00%, 3/1/2025	350	403
State of Georgia
Series A, GO, 5.00%, 2/1/2019	25	25
Series C, GO, 5.00%, 7/1/2019	25	25
Series E, GO, 5.00%, 12/1/2023	20	23
Series E, GO, 5.00%, 12/1/2025	6,880	8,076
Series A, GO, 5.00%, 2/1/2027	5,000	5,850
Series A-2, GO, 5.00%, 2/1/2029	5,020	5,912

		23,203

Industrial Development Revenue/Pollution Control Revenue — 0.1%
Monroe County Development Authority, Pollution Control, Gulf Power Company Plant, Scherer Project Rev., 2.00%, 6/25/2020(d)	6,000	5,975

Prerefunded — 0.2%
Barrow County School District GO, 5.00%, 2/1/2021(c)	555	590
State of Georgia Series B, GO, 5.00%, 1/1/2019(c)	10,000	10,023

		10,613

Transportation — 0.2%
City of Atlanta, Airport Series A, Rev., 5.00%, 1/1/2020	9,500	9,806
Georgia State Road and Tollway Authority Series B, Rev., 5.00%, 6/1/2019	140	142

		9,948

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Utility — 0.4%
Camden County Public Service Authority, City of St. Mary’s Project
Rev., 5.00%, 12/1/2021	1,005	1,063
Rev., 5.00%, 12/1/2022	1,960	2,072
Rev., 5.00%, 12/1/2023	1,000	1,057
Main Street Natural Gas, Inc., Gas Project Series A, Rev., 5.50%, 9/15/2021	1,475	1,588
Main Street Natural Gas, Inc., Gas Supply Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023(d)	12,000	12,538

		18,318

Water & Sewer — 1.2%
City of Atlanta, Water and Wastewater
Rev., 5.00%, 11/1/2029	2,110	2,399
Rev., 5.00%, 11/1/2030	4,250	4,818
City of Columbus, Georgia Water and Sewerage
Series A, Rev., 5.00%, 5/1/2022	2,000	2,190
Series A, Rev., 5.00%, 5/1/2027	445	506
Series A, Rev., 5.00%, 5/1/2028	595	675
Rev., 5.00%, 5/1/2031	280	323
Rev., 5.00%, 5/1/2034	350	399
Rev., 5.00%, 5/1/2035	350	398
County of Cobb, Water and Sewerage Improvement
Rev., 5.00%, 7/1/2020	6,155	6,264
Rev., 5.00%, 7/1/2021	6,565	6,682
County of DeKalb, Water and Sewerage
Series B, Rev., 5.25%, 10/1/2022	4,800	5,342
Series B, Rev., 5.25%, 10/1/2023	8,660	9,855
Series B, Rev., 5.25%, 10/1/2026	5,500	6,573
County of Fulton, Water and Sewerage Rev., 5.00%, 1/1/2022	7,000	7,393
County of Henry, Water and Sewerage Authority Rev., AGM-CR, BHAC-CR, NATL-RE, 5.25%, 2/1/2028	5,000	6,092

		59,909

Total Georgia		130,162

Hawaii — 0.9%
General Obligation — 0.5%
City and County of Honolulu
Series A, GO, 4.00%, 8/1/2019	25	25
Series D, GO, 5.00%, 9/1/2023	20	23
Series C, GO, 5.00%, 10/1/2025	3,000	3,491
Series B, GO, 5.00%, 10/1/2027	8,695	10,023
Series C, GO, 5.00%, 10/1/2027	3,000	3,457
State of Hawaii
Series DR, GO, 5.00%, 6/1/2019	40	40
Series FE, GO, 5.00%, 10/1/2027	1,300	1,526
Series FG, GO, 5.00%, 10/1/2028	2,500	2,909

		21,494

Prerefunded — 0.3%
State of Hawaii Department of Budget and Finance, 15 Craigside Project Series A, Rev., 9.00%, 11/15/2019(c)	6,200	6,604
State of Hawaii, Highway
Rev., 5.25%, 1/1/2019(c)	5,120	5,133
Rev., 6.00%, 1/1/2019(c)	2,450	2,457

		14,194

Transportation — 0.1%
State of Hawaii, Highway Rev., 5.00%, 1/1/2020	5,915	5,928

Total Hawaii		41,616

Idaho — 0.4%
Other Revenue — 0.0%(b)
Idaho Bond Bank Authority Series A, Rev., 5.00%, 9/15/2019	100	102

Prerefunded — 0.2%
Idaho Health Facilities Authority, Trinity Health Group Series B, Rev., 6.00%, 12/1/2018(c)	12,000	12,000

Transportation — 0.2%
Idaho Housing and Finance Association, Federal Highway Trust
Series A, Rev., GRAN, 5.00%, 7/15/2025	2,550	2,927
Series A, Rev., GRAN, 5.00%, 7/15/2026	4,800	5,553

		8,480

Total Idaho		20,582

Illinois — 2.9%
Education — 0.0%(b)
Illinois Finance Authority, University of Chicago Series A, Rev., 5.00%, 10/1/2029	1,750	1,888

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — 0.4%
Champaign County Community Unit School District No. 4 Champaign GO, 5.00%, 1/1/2031	305	340
Chicago Park District, Limited Tax Series D, GO, 4.00%, 1/1/2019	150	150
City of Aurora Series C, GO, 3.00%, 12/30/2022	100	101
City of Champaign GO, 4.00%, 12/15/2018	40	40
City of Naperville GO, 2.00%, 12/1/2018	50	50
Cook County Community College District No. 527 Morton GO, 4.00%, 12/15/2019	20	20
Cook County Community Consolidated School District No. 64, Park Ridge-Niles Series A, GO, 4.00%, 12/1/2018	200	200
Cook County High School District No. 204, Lyons Township
GO, 4.00%, 12/15/2018	55	55
GO, 5.00%, 12/15/2019	20	21
Counties of Kane and Cook, City of Elgin GO, 4.00%, 12/15/2021	1,400	1,447
County of Cook, School District No. 122 GO, AGM-CR, NATL-RE, Zero Coupon, 12/1/2021(c)	5,000	4,639
County of Cook, School District No. 23 GO, 4.00%, 12/15/2018	20	20
County of DuPage, Courthouse Project
GO, 5.00%, 1/1/2028	255	291
GO, 5.00%, 1/1/2029	730	829
Fountaindale Public Library District GO, AGC, 4.00%, 2/1/2019	35	35
Fox Valley Park District Series B, GO, 4.00%, 12/15/2018	70	70
Kane County Community Unit School District No. 101 GO, 5.00%, 1/1/2020	20	21
Kane County Forest Preserve District Series B, GO, 4.00%, 12/15/2018	45	45
Kane, Cook and DuPage Counties School District No. 46, Elgin
Series D, GO, 5.00%, 1/1/2027	1,500	1,653
Series D, GO, 5.00%, 1/1/2034	1,700	1,839
Lake County Community College District No. 532 Series A, GO, 4.00%, 6/1/2019	60	61
Lake County Forest Preserve District Series B, GO, 5.00%, 12/15/2018	55	55
McLean and Woodford Counties Community Unit School District No. 5 Normal GO, AGC, 5.00%, 12/1/2018	30	30
Schaumburg Park District Series B, GO, 5.00%, 12/1/2018	200	200
Village of Bolingbrook, Capital Appreciation Series C, GO, NATL-RE, Zero Coupon, 1/1/2023	2,195	1,941
Village of Schaumburg Series A, GO, 4.00%, 12/1/2019	20	20
Village of Streamwood GO, 4.00%, 12/1/2018	35	35
Will County, Community Unit School District No. 365-U
GO, 4.00%, 1/1/2030	975	1,018
GO, 4.00%, 1/1/2032	1,500	1,546
GO, 4.00%, 1/1/2033	1,000	1,025
GO, 4.00%, 1/1/2034	1,000	1,018
GO, 3.00%, 7/1/2036	1,700	1,489

		20,304

Hospital — 0.1%
Illinois Finance Authority, Healthcare Enterprises, Inc.
Series C, Rev., 5.00%, 3/1/2024	100	111
Series C, Rev., 5.00%, 3/1/2025	500	557
Illinois Finance Authority, Rush University Medical Center Obligated Group
Series A, Rev., 5.00%, 11/15/2023	2,000	2,202
Series A, Rev., 5.00%, 11/15/2024	1,000	1,114

		3,984

Other Revenue — 1.9%
City of Chicago, Motor Fuel Tax
Rev., 5.00%, 1/1/2020	75	76
Rev., 5.00%, 1/1/2021	200	206
Rev., 5.00%, 1/1/2022	20	21
City of Chicago, Pilsen Redevelopment Project Series A, Rev., 5.00%, 6/1/2022	1,000	1,066
County of Cook Rev., 5.00%, 11/15/2031	3,600	4,051

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Other Revenue — continued
Sales Tax Securitization Corp.
Series C, Rev., 5.50%, 1/1/2030	18,250	21,624
Series C, Rev., 5.50%, 1/1/2031	26,360	31,055
Series C, Rev., 5.50%, 1/1/2032	5,230	6,125
Series C, Rev., 5.25%, 1/1/2034	22,520	25,542

		89,766

Prerefunded — 0.0%(b)
County of Cook, Township High School District No. 205 GO, AGC, 5.50%, 12/1/2018(c)	1,000	1,000
Rock River Water Reclamation District, Sewage System GO, AGC, 5.00%, 12/15/2018(c)	30	30
State of Illinois, Build Illinois Series A, Rev., 4.25%, 6/15/2019(c)	30	30

		1,060

Special Tax — 0.0%(b)
Village of Bolingbrook, Will and Dupage Counties, Special Service Areas Numbers 2001-1, 2001-2, 2001-3, and 2002-1
Rev., AGM, 4.00%, 3/1/2026	620	658
Rev., AGM, 4.00%, 3/1/2027	375	399
Rev., AGM, 4.00%, 3/1/2028	1,000	1,047

		2,104

Transportation — 0.1%
Illinois State Toll Highway Authority
Series B, Rev., 5.00%, 12/1/2018	40	40
Series A, Rev., 5.00%, 12/1/2022	3,000	3,306

		3,346

Utility — 0.3%
City of Springfield, Senior Lien Electric
Rev., 5.00%, 3/1/2027	4,500	5,013
Rev., 5.00%, 3/1/2028	4,000	4,439
Rev., AGM, 3.50%, 3/1/2030	3,500	3,498

		12,950

Water & Sewer — 0.1%
City of Chicago, 2nd Lien Wastewater Transmission Rev., 5.00%, 1/1/2022	700	743
City of Chicago, 2nd Lien Water, Project
Rev., 5.00%, 11/1/2021	1,500	1,601
Rev., 5.00%, 11/1/2022	600	651
Rev., 5.00%, 11/1/2027	1,000	1,098
Rev., 5.00%, 11/1/2030	500	543
Illinois Finance Authority, Clean Water Initiative
Rev., 5.00%, 1/1/2019	20	20
Rev., 5.00%, 7/1/2024	1,000	1,135

		5,791

Total Illinois		141,193

Indiana — 1.3%
Education — 0.2%
Indiana Finance Authority, Educational Facilities, Valparaiso University
Rev., 5.00%, 10/1/2024	1,000	1,112
Rev., 5.00%, 10/1/2025	700	786
Indiana University
Series A, Rev., 5.00%, 6/1/2028	2,000	2,196
Series A, Rev., 5.00%, 6/1/2032	1,000	1,097
Plainfield Community High School Building Corp.
Rev., 5.00%, 1/15/2022	285	309
Rev., 5.00%, 7/15/2023	750	837
Rev., 5.00%, 7/15/2024	1,255	1,423
Purdue University, Student Fee Series DD, Rev., 5.00%, 7/1/2026	1,000	1,179

		8,939

General Obligation — 0.0%(b)
Pike Township Metropolitan School District GO, 2.00%, 1/15/2020	25	25

Other Revenue — 0.6%
Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project
Rev., 5.00%, 8/1/2024	1,150	1,291
Rev., 5.00%, 2/1/2025	500	561
Indiana Finance Authority, State Revolving Fund Program
Series B, Rev., 4.00%, 2/1/2019	30	30
Series C, Rev., 5.00%, 2/1/2021	18,805	19,456
Series A, Rev., 5.00%, 2/1/2023	2,300	2,501
Series C, Rev., 5.00%, 2/1/2030	3,000	3,333
Indiana Finance Authority, State Revolving Fund Program, Green Bonds Series A, Rev., 5.00%, 2/1/2027	1,000	1,146
Indianapolis Local Public Improvement Bond Bank Series B, Rev., 6.00%, 1/10/2020	530	543

		28,861

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Prerefunded — 0.1%
Indiana Finance Authority, State Revolving Fund Program Series A, Rev., 5.00%, 2/1/2022(c)	5,205	5,669
Purdue University, Student Facilities System Class A, Rev., 5.00%, 1/1/2019(c)	30	30

		5,699

Transportation — 0.1%
Indiana Finance Authority, Highway
Series A, Rev., 5.00%, 6/1/2031	1,500	1,756
Series A, Rev., 5.00%, 6/1/2032	1,250	1,457

		3,213

Utility — 0.3%
City of Rockport, Indiana Michigan Power Company Project Series A, Rev., 3.05%, 6/1/2025	11,600	11,604
Indianapolis Local Public Improvement Bond Bank, Stormwater Project
Series D, Rev., 5.00%, 1/1/2021	725	768
Series D, Rev., 5.00%, 1/1/2024	1,245	1,382

		13,754

Water & Sewer — 0.0%(b)
City of Evansville, Waterworks District
Series B, Rev., 5.00%, 1/1/2022	325	351
Series B, Rev., 5.00%, 1/1/2023	375	405
Indiana State Finance Authority, Wastewater Utility, First Lien Series A, Rev., 5.25%, 10/1/2031	1,000	1,082

		1,838

Total Indiana		62,329

Iowa — 0.6%
Education — 0.0%(b)
Ankeny Community School District, School Infrastructure Sales and Services Rev., 4.00%, 6/1/2019(c)	25	25

General Obligation — 0.0%(b)
City of Ames, Corporate Purpose GO, 5.00%, 6/1/2019	20	20
City of Cedar Rapids Series A, GO, 5.00%, 6/1/2019	20	20
City of Des Moines
Series B, GO, 4.00%, 6/1/2019	30	31
Series A, GO, 5.00%, 6/1/2019	85	86
Davenport Iowa Corp.
Series A, GO, 5.00%, 6/1/2019	25	25
GO, 4.00%, 6/1/2021	1,095	1,126
Waukee Community School District Series A, GO, 5.00%, 6/1/2019	20	20
West Des Moines Community School District, Capital Loan Notes GO, 5.00%, 5/1/2019	35	36

		1,364

Hospital — 0.0%(b)
City of Ames, Mary Greeley Medical Center Rev., 5.00%, 6/15/2019	90	91

Other Revenue — 0.0%(b)
State of Iowa, Vision Iowa Special Fund Rev., NATL-RE, 5.50%, 2/15/2020	500	521

Prerefunded — 0.6%
Iowa Finance Authority, Health Facilities, Health System Series A, Rev., AGC, 5.25%, 8/15/2019(c)	20	20
Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2021(c)	18,325	19,687
Iowa Finance Authority, State Revolving Fund, Green Bonds Series 2016, Rev., 5.00%, 8/1/2026(c)	5,220	6,124

		25,831

Water & Sewer — 0.0%(b)
Des Moines Metropolitan Wastewater Reclamation Authority, Sewer Series B, Rev., 3.00%, 6/1/2019	25	25

Total Iowa		27,857

Kansas — 0.9%
General Obligation — 0.0%(b)
Wyandotte County Unified School District No. 203 Series A, GO, 5.00%, 9/1/2041	1,000	1,116

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Prerefunded — 0.0%(b)
County of Shawnee, Unified School District No. 345, Seaman Series A, GO, 5.00%, 9/1/2022(c)	650	714

Transportation — 0.9%
Kansas State Department Transportation Highway
Series A, Rev., 5.00%, 9/1/2019	7,000	7,158
Series A, Rev., 5.00%, 9/1/2020	7,000	7,355
Series B, Rev., 5.00%, 9/1/2030	8,000	9,151
Series B, Rev., 5.00%, 9/1/2035	4,625	5,234
Kansas Turnpike Authority
Series A, Rev., 5.00%, 9/1/2021	2,000	2,098
Series A, Rev., 5.00%, 9/1/2022	3,800	3,987
State of Kansas, Department of Transportation, Highway Series 2015B, Rev., 5.00%, 9/1/2029	5,140	5,897

		40,880

Total Kansas		42,710

Kentucky — 0.3%
Hospital — 0.1%
Kentucky Economic Development Finance Authority, Owensboro Health, Inc.
Series A, Rev., AGM, 4.00%, 6/1/2037	1,750	1,739
Series A, Rev., 5.00%, 6/1/2037	2,795	2,918

		4,657

Industrial Development Revenue/Pollution Control Revenue — 0.0%(b)
Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series B, Rev., 5.00%, 8/15/2028	2,660	2,979
Kentucky Turnpike Authority, Economic Development Road, Revitalization Projects Rev., 4.00%, 7/1/2019	30	30

		3,009

Other Revenue — 0.1%
Jefferson County Capital Projects Corp. Series A, Rev., AGM, 4.25%, 6/1/2022	1,000	1,002
Kentucky State Property and Buildings Commission, Project No. 84
Rev., NATL-RE, 5.00%, 8/1/2021	1,000	1,069
Rev., NATL-RE, 5.00%, 8/1/2022	1,175	1,280

		3,351

Prerefunded — 0.1%
Kentucky Turnpike Authority, Economic Development Road, Revitalization Projects
Series A, Rev., 5.00%, 7/1/2019(c)	50	51
Series A, Rev., 5.00%, 7/1/2021(c)	5,145	5,516

		5,567

Water & Sewer — 0.0%(b)
Northern Kentucky Water Service District Rev., 5.00%, 2/1/2019	55	55

Total Kentucky		16,639

Louisiana — 2.1%
Education — 0.0%(b)
Louisiana State University, Agricultural and Mechanical College, Auxiliary Facilities System Rev., 3.75%, 7/1/2036	75	74

Housing — 0.3%
East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series A-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 10/1/2039	53	53
Louisiana Housing Finance Agency, Single Family Mortgage, Homeownership Program Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 6/1/2041	120	120
Louisiana Public Facilities Authority, Multi-Family Housing, CR Series A, Rev., Zero Coupon, 2/1/2020(c)	18,150	17,722

		17,895

Industrial Development Revenue/Pollution Control Revenue — 1.0%
East Baton Rouge Parish Industrial Development Board, Inc., Exxon Mobil Corp., Gulf Opportunity Zone Series B, Rev., VRDO, 1.61%, 12/3/2018(d)	47,700	47,700

Other Revenue — 0.6%
Louisiana Public Facilities Authority, CR Series B, Rev., Zero Coupon, 12/1/2019(c)	18,000	17,648

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Other Revenue — continued
Parish of East Baton Rouge, Road and Street Improvement Sales Tax
Rev., AGC, 5.25%, 8/1/2019	3,490	3,564
Rev., AGC, 5.00%, 8/1/2020	4,270	4,353
Rev., AGC, 5.00%, 8/1/2021	2,125	2,167

		27,732

Prerefunded — 0.1%
Louisiana Local Government Environmental Facilities and Community Development Authority, Shreveport Airport System PFC Project Series B, Rev., AMT, AGM, 5.63%, 1/1/2019(c)	1,275	1,279
Parish of East Baton Rouge, Road and Street Improvement Sales Tax
Rev., AGC, 5.00%, 8/1/2019(c)	2,000	2,040
Rev., AGC, 5.13%, 8/1/2019(c)	25	26
St. Charles Parish Law Enforcement District Series B, GO, AGC, 4.60%, 3/1/2019(c)	40	40

		3,385

Utility — 0.0%(b)
City of Alexandria, Utilities Series A, Rev., 5.00%, 5/1/2043	1,400	1,497

Water & Sewer — 0.1%
City of Shreveport, Water and Sewer, Junior Lien
Series C, Rev., 5.00%, 12/1/2023	370	411
Series C, Rev., 5.00%, 12/1/2024	510	574
Series C, Rev., 5.00%, 12/1/2025	835	951
Series C, Rev., 5.00%, 12/1/2026	500	576
Series C, Rev., 5.00%, 12/1/2028	400	469
Series C, Rev., 5.00%, 12/1/2029	1,500	1,755

		4,736

Total Louisiana		103,019

Maine — 0.1%
Other Revenue — 0.1%
Maine Municipal Bond Bank
Series C, Rev., 5.00%, 11/1/2029	625	735
Series C, Rev., 5.00%, 11/1/2030	1,095	1,280
Series C, Rev., 5.00%, 11/1/2034	800	919

Total Maine		2,934

Maryland — 5.8%
Education — 0.1%
State of Maryland, Health and Higher Educational Facilities Authority, Lifebridge Health Issue
Rev., 4.00%, 7/1/2035	1,000	1,019
Rev., 4.00%, 7/1/2036	1,000	1,014
University of Maryland, Auxiliary Facilities and Tuition System Series A, Rev., 5.00%, 4/1/2019	4,785	4,835

		6,868

General Obligation — 4.9%
Baltimore County, Consolidated Public Improvement
GO, 5.00%, 8/1/2026	1,400	1,627
GO, 5.00%, 3/1/2028	5,130	6,179
GO, 5.00%, 3/1/2029	5,540	6,635
GO, 5.00%, 3/1/2030	6,360	7,554
Baltimore County, Metropolitan District
GO, 5.00%, 3/1/2027	4,930	5,878
GO, 5.00%, 3/1/2029	5,600	6,708
GO, 5.00%, 3/1/2030	5,880	6,984
GO, 5.00%, 3/1/2031	6,125	7,228
City of Baltimore County, Consolidated Public Improvement Series B, GO, 5.00%, 10/15/2027	2,000	2,381
County of Anne Arundel, General Improvements
GO, 5.00%, 4/1/2025	3,000	3,474
GO, 5.00%, 4/1/2026	4,300	4,960
GO, 5.00%, 10/1/2026	6,385	7,553
GO, 5.00%, 10/1/2027	6,000	7,180
GO, 5.00%, 10/1/2029	3,615	4,212
GO, 5.00%, 10/1/2030	3,615	4,196
GO, 5.00%, 10/1/2034	3,610	4,147
GO, 5.00%, 10/1/2035	2,610	2,993
GO, 5.00%, 10/1/2037	3,610	4,120
GO, 5.00%, 10/1/2038	3,610	4,102
County of Anne Arundel, Water and Sewer
GO, 5.00%, 10/1/2026	2,260	2,673
GO, 5.00%, 10/1/2027	2,260	2,704
GO, 5.00%, 10/1/2030	2,125	2,467
GO, 5.00%, 10/1/2034	2,125	2,441
GO, 5.00%, 10/1/2035	2,125	2,437
County of Charles, Consolidated Public Improvement GO, 5.00%, 10/1/2025	2,995	3,495

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — continued
County of Howard, Consolidated Public Improvement
Series A, GO, 5.00%, 2/15/2027	5,465	6,503
Series A, GO, 5.00%, 2/15/2029	6,785	8,121
Series D, GO, 5.00%, 2/15/2030	5,000	5,941
County of Montgomery, Consolidated Public Improvement
Series B, GO, 5.00%, 6/1/2026	6,340	7,473
Series C, GO, 5.00%, 10/1/2026	5,000	5,922
Series A, GO, 5.00%, 11/1/2026	4,150	4,917
State of Maryland, State and Local Facilities Loan of 2010, First Series Series B, GO, 5.00%, 3/1/2021	5,000	5,188
State of Maryland, State and Local Facilities Loan of 2017 Series A, GO, 5.00%, 3/15/2028	5,280	6,250
State of Maryland, State and Local Facilities Loan of 2017, First Series Series A, GO, 4.00%, 3/15/2030	27,225	29,713
State of Maryland, State and Local Facilities Loan of 2017, Second Series Series B, GO, 5.00%, 8/1/2024	3,120	3,581
State of Maryland, State and Local Facilities Loan of 2018 Series A, GO, 5.00%, 3/15/2029	4,220	5,056
State of Maryland, State and Local Facilities Loan of 2018, First Series
Series A, GO, 5.00%, 3/15/2024	13,960	15,897
Series A, GO, 5.00%, 3/15/2026	10,015	11,771
Washington Suburban Sanitary Commission, Maryland Consolidated Public Improvement GO, 5.00%, 6/15/2029	4,715	5,576

		236,237

Other Revenue — 0.3%
City of Baltimore, Wastewater Projects Series A, Rev., 5.00%, 7/1/2041	13,845	15,409

Prerefunded — 0.1%
State of Maryland, State and Local Facilities Loan of 2015
Series A, GO, 5.00%, 3/1/2023(c)	1,745	1,943
Series A, GO, 5.00%, 8/1/2023(c)	500	562

		2,505

Transportation — 0.4%
Maryland Transportation Authority
Rev., 5.25%, 3/1/2019	30	30
State of Maryland Department of Transportation
Rev., 5.00%, 10/1/2025	14,645	17,076
Rev., 5.00%, 10/1/2027	2,000	2,346

		19,452

Total Maryland		280,471

Massachusetts — 4.5%
Education — 0.1%
Massachusetts Health and Educational Facilities Authority, Institute of Technology Series M, Rev., 5.25%, 7/1/2025	4,070	4,835

General Obligation — 1.7%
Commonwealth of Massachusetts
Series A, GO, 5.00%, 3/1/2032	1,000	1,118
Series A, GO, 5.00%, 7/1/2036	3,535	3,958
Series F, GO, 5.00%, 11/1/2041	1,000	1,126
Commonwealth of Massachusetts, Consolidated Loan of 2004 Series B, GO, 5.25%, 8/1/2023	10,000	11,362
Commonwealth of Massachusetts, Consolidated Loan of 2006 Series E, GO, AMBAC, 5.00%, 11/1/2025	5,000	5,843
Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	13,125	13,540
Commonwealth of Massachusetts, Consolidated Loan of 2017
Series A, GO, 5.00%, 4/1/2032	9,345	10,774
Series A, GO, 5.00%, 4/1/2033	10,000	11,484
Commonwealth of Massachusetts, Consolidated Loan of 2018 Series B, GO, 5.00%, 1/1/2027	10,000	11,848
Massachusetts State Construction
Series D, GO, 4.00%, 9/1/2029	9,460	10,162
Series A, GO, 5.00%, 3/1/2031	2,250	2,523

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — continued
Town of Billerica, Municipal Purpose Loan Series A, GO, 4.00%, 5/15/2019	45	46
Town of Nantucket, Municipal Purpose Loan GO, 4.00%, 2/15/2019	25	25

		83,809

Other Revenue — 0.2%
Massachusetts School Building Authority Series A, Rev., 5.00%, 5/15/2019	20	20
Massachusetts School Building Authority, Sales Tax Series B, Rev., 5.00%, 8/15/2028	10,000	10,971

		10,991

Prerefunded — 1.3%
Commonwealth of Massachusetts Series A, GO, 5.00%, 3/1/2019(c)	20	20
Commonwealth of Massachusetts, Consolidated Loan of 2011 Series D, GO, 5.00%, 10/1/2021(c)	11,890	12,849
Commonwealth of Massachusetts, Consolidated Loan of 2014 Series F, GO, 5.00%, 11/1/2022(c)	42,950	47,494
Town of Braintree, Municipal Purpose Loan GO, 5.00%, 5/15/2019(c)	35	36
Town of Hingham, Municipal Purpose Loan Series A, GO, 5.00%, 4/15/2019(c)	20	20
Town of Sutton, Municipal Purpose Loan GO, 5.00%, 4/15/2019(c)	30	30

		60,449

Transportation — 0.9%
Commonwealth of Massachusetts Transportation Fund, Rail Enhancement and Accelerated Bridge Programs
Rev., 5.00%, 6/1/2036	3,300	3,650
Rev., 5.00%, 6/1/2037	1,500	1,652
Massachusetts Bay Transportation Authority
Series A, Rev., 5.00%, 7/1/2021	1,925	2,069
Series A, Rev., 5.25%, 7/1/2025	2,250	2,651
Series A, Rev., 5.25%, 7/1/2027	10,530	12,738
Series A, Rev., 5.25%, 7/1/2029	5,000	6,156
Series A, Rev., 5.00%, 7/1/2031	1,255	1,531
Series A-1, Rev., 5.25%, 7/1/2033	5,000	6,285
Massachusetts Port Authority Series B, Rev., 5.00%, 7/1/2021	1,500	1,611
Massachusetts Transportation Trust Fund Metropolitan Highway System Series A, Rev., 5.00%, 1/1/2028	3,765	4,485

		42,828

Water & Sewer — 0.3%
Massachusetts Clean Water Trust, State Revolving Fund Series 20, Rev., 5.00%, 2/1/2033	10,950	12,418
Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2024	3,110	3,608

		16,026

Total Massachusetts		218,938

Michigan — 1.4%
Education — 0.1%
Michigan Finance Authority, Local Government Loan Program, Detroit School District Series A, Rev., Q-SBLF, 5.00%, 5/1/2019	75	76
Michigan Strategic Fund, Facility for Rare Isotope Beams Project at Michigan State University, Limited Obligation Rev., 5.00%, 3/1/2019	25	25
Regents of the University of Michigan
Rev., 5.00%, 4/1/2031	3,375	3,878
Rev., 5.00%, 4/1/2033	2,190	2,504

		6,483

General Obligation — 0.3%
City of Troy, Limited Tax GO, 5.25%, 11/1/2029	1,005	1,095
Counties of Oakland and Livingston, Huron Valley School District GO, Q-SBLF, 5.00%, 5/1/2023	4,900	5,221
Grand Rapids Community College GO, 5.00%, 5/1/2023	1,305	1,417
Lansing Community College, Building and Site
GO, 5.00%, 5/1/2030	750	858
GO, 5.00%, 5/1/2032	885	998
State of Michigan Series A, GO, 5.00%, 12/1/2028	4,300	4,892

		14,481

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Hospital — 0.3%
Michigan Finance Authority, Trinity Health Group
Rev., 5.00%, 12/1/2031	1,000	1,080
Rev., 5.00%, 12/1/2034	5,000	5,641
Rev., 5.00%, 12/1/2037	5,000	5,565

		12,286

Industrial Development Revenue/Pollution Control Revenue — 0.0%(b)
Michigan Strategic Fund, Detroit Pollution Fund, Limited Obligation Series BB, Rev., AMBAC, 7.00%, 5/1/2021	1,170	1,274

Prerefunded — 0.2%
Hudsonville Public Schools, School Building and Site GO, Q-SBLF, 5.25%, 5/1/2021(c)	1,250	1,343
Michigan Municipal Bond Authority, Clean Water Revolving Fund Rev., 5.00%, 10/1/2020(c)	5,000	5,260
Regents of the University of Michigan Series A, Rev., 5.00%, 4/1/2019(c)	3,915	3,955
State of Michigan, Environmental Program Series A, GO, 5.25%, 5/1/2019(c)	35	35

		10,593

Transportation — 0.1%
State of Michigan, Comprehensive Transportation Rev., AGM, 5.25%, 5/15/2019	30	31
State of Michigan, Trunk Line Fund
Rev., 5.00%, 11/15/2025	1,150	1,240
Rev., 5.00%, 11/15/2026	610	657
Rev., 5.00%, 11/15/2027	1,035	1,116
Rev., 5.00%, 11/15/2030	2,185	2,354

		5,398

Utility — 0.1%
Lansing Board of Water and Light, Utility Systems
Series A, Rev., 5.00%, 7/1/2026	1,000	1,071
Series A, Rev., 5.50%, 7/1/2041	1,000	1,086

		2,157

Water & Sewer — 0.3%
City of Grand Rapids, Sanitary Sewer System
Rev., 4.00%, 1/1/2019	35	35
Series A, Rev., AGM-CR, BHAC-CR, FGIC, 5.50%, 1/1/2022	4,160	4,381
Rev., 5.00%, 1/1/2023	1,670	1,841
Rev., 5.00%, 1/1/2025	1,000	1,102
Rev., 5.00%, 1/1/2027	400	461
Rev., 5.00%, 1/1/2028	325	372
Rev., 5.00%, 1/1/2029	350	399
Rev., 5.00%, 1/1/2030	370	421
Rev., 5.00%, 1/1/2032	750	849
Rev., 5.00%, 1/1/2033	1,400	1,579
Rev., 5.00%, 1/1/2034	1,000	1,125
Lansing Board of Water and Light, Utility Systems Series A, Rev., 4.00%, 7/1/2019	20	20

		12,585

Total Michigan		65,257

Minnesota — 0.9%
Education — 0.1%
Minnesota Higher Education Facilities Authority, Carleton College
Rev., 4.00%, 3/1/2020	190	195
Rev., 5.00%, 3/1/2027	725	858
Rev., 5.00%, 3/1/2028	1,000	1,176
Rev., 3.00%, 3/1/2030	1,500	1,476
University of Minnesota Series A, Rev., 5.00%, 12/1/2018(c)	25	25

		3,730

General Obligation — 0.6%
Circle Pines Independent School District No. 12
Series A, GO, Zero Coupon, 2/1/2022	650	604
Series A, GO, Zero Coupon, 2/1/2023	800	722
City of Brooklyn Park Series A, GO, 5.00%, 2/1/2026	1,005	1,177
City of East Bethel, Anoka County Series A, GO, 4.00%, 2/1/2020	50	51
City of Marshall Series B, GO, 5.00%, 2/1/2023	1,170	1,294
County of Hennepin Series A, GO, 4.00%, 12/1/2018	35	35
Farmington Independent School District No. 192 Series A, GO, 5.00%, 2/1/2025	3,070	3,455
Itasca County Independent School District No. 318, School Building, Minnesota School District Credit Enhancement Program Series A, GO, 5.00%, 2/1/2030	1,500	1,734

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — continued
Kasson and Mantorville Independent School District No. 204, School Building Series A, GO, 5.00%, 2/1/2021	40	42
Minneapolis Special School District No. 1, Credit Enhancement Program
Series 2018-B, GO, 5.00%, 2/1/2025	2,160	2,490
Series A, GO, 5.00%, 2/1/2025	2,965	3,417
Rosemount, Apple Valley, Eagan Independent School District No. 196 Series C, GO, 4.00%, 2/1/2019	25	25
State of Minnesota, Trunk Highway Series B, GO, 5.00%, 8/1/2021	25	27
State of Minnesota, Various Purpose Series H, GO, 5.00%, 11/1/2019	10,000	10,283
GO, 5.00%, 8/1/2020(c)	175	184
Series A, GO, 5.00%, 8/1/2024	2,000	2,293

		27,833

Hospital — 0.2%
City of Minneapolis, Health Care System, Fairview Health Services
Series A, Rev., 4.00%, 11/15/2037	6,230	6,234
Series A, Rev., 4.00%, 11/15/2038	750	747
Series A, Rev., 4.00%, 11/15/2048	2,000	1,957
Series A, Rev., 5.00%, 11/15/2049	1,000	1,082

		10,020

Total Minnesota		41,583

Mississippi — 1.0%
General Obligation — 0.7%
State of Mississippi
Series H, GO, 5.00%, 12/1/2022	2,615	2,885
Series A, GO, 5.00%, 11/1/2030	1,250	1,435
Series A, GO, 5.00%, 11/1/2031	2,750	3,147
Series A, GO, 5.00%, 11/1/2034	7,595	8,613
Series A, GO, 4.00%, 11/1/2036	5,000	5,132
Series A, GO, 4.00%, 11/1/2038	14,500	14,831

		36,043

Industrial Development Revenue/Pollution Control Revenue — 0.3%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project
Series C, Rev., VRDO, 1.64%, 12/3/2018(d)	7,000	7,000
Series B, Rev., VRDO, 1.66%, 12/3/2018(d)	5,000	5,000
Mississippi Development Bank, Industrial Development Authority of Marshall County Rev., 4.00%, 1/1/2019	95	95

		12,095

Total Mississippi		48,138

Missouri — 1.9%
General Obligation — 0.1%
City of Kansas, Improvement and Refunding Series A, GO, 5.00%, 2/1/2023	620	659
Independence School District, Missouri Direct Deposit Program Series B, GO, 5.50%, 3/1/2032	2,000	2,349

		3,008

Hospital — 0.0%(b)
Health and Educational Facilities Authority of the State of Missouri, City Art Institute Rev., 5.00%, 9/1/2030	210	236

Housing — 0.0%(b)
Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program Series E-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2027	100	102

Industrial Development Revenue/Pollution Control Revenue — 0.1%
Missouri State Environmental Improvement and Energy Resources Authority, State Revolving Funds Program
Series B, Rev., 5.00%, 7/1/2022	3,645	3,865
Series B, Rev., 5.00%, 7/1/2024	660	700
Series B, Rev., 5.00%, 7/1/2029	175	185
Series B, Rev., 5.00%, 7/1/2030	65	69
Missouri State Environmental Improvement and Energy Resources Authority, State Revolving Funds Program, Rev., 5.00%, 7/1/2021	385	414

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Industrial Development Revenue/Pollution Control Revenue — continued
Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series A, Rev., 5.00%, 1/1/2020(c)	10	10

		5,243

Prerefunded — 0.1%
Missouri State Environmental Improvement and Energy Resources Authority, State Revolving Funds Program Series B, Rev., 5.00%, 1/1/2021(c)	5,065	5,365

Transportation — 1.1%
Missouri Highways and Transportation Commission, Federal Reimbursement
Series A, Rev., 5.00%, 5/1/2019	25	25
Series A, Rev., 5.00%, 5/1/2020	4,065	4,118
Missouri Highways and Transportation Commission, First Lien Series A, Rev., 5.00%, 5/1/2026	25,750	30,236
Missouri Highways and Transportation Commission, Senior Lien Series C, Rev., 5.00%, 2/1/2022	16,815	18,323

		52,702

Water & Sewer — 0.5%
City of Kansas, Sanitary Sewer System
Series 2011-A, Rev., 4.00%, 1/1/2019	35	35
Series A, Rev., 5.00%, 1/1/2026	3,140	3,326
Metropolitan St. Louis Sewer District Wastewater System Improvement
Series A, Rev., 5.00%, 5/1/2029	6,765	7,940
Series B, Rev., 5.00%, 5/1/2031	530	603
Series B, Rev., 5.00%, 5/1/2032	1,900	2,155
Series B, Rev., 5.00%, 5/1/2033	4,430	5,010
Series B, Rev., 5.00%, 5/1/2034	2,000	2,257
Series B, Rev., 5.00%, 5/1/2035	2,125	2,395

		23,721

Total Missouri		90,377

Nebraska — 1.0%
General Obligation — 0.6%
Douglas County, Omaha School District No. 001
GO, 4.00%, 12/15/2041	10,000	10,215
GO, 4.00%, 12/15/2042	10,000	10,180
Lancaster County School District No.1, Lincoln Public Schools Series 2017, GO, 5.00%, 1/15/2026	1,700	1,996
Omaha School District Series 2016, GO, 5.00%, 12/15/2026	6,545	7,731

		30,122

Hospital — 0.0%(b)
University of Nebraska Facilities Corp., UNMC Cancer Center Bonds Series A, Rev., 5.00%, 2/15/2020	160	166

Utility — 0.4%
Central Plains Energy, Gas Project No. 4 Series 2018-A, Rev., 5.00%, 1/1/2024(d)	10,000	10,867
Omaha Public Power District, Electric System
Series B, Rev., 4.00%, 2/1/2019(c)	25	25
Series A, Rev., 5.00%, 2/1/2019	40	40
Series B, Rev., 5.00%, 2/1/2019	35	35
Series C, Rev., 5.00%, 2/1/2020	25	26
Series A, Rev., 5.00%, 2/1/2035	1,500	1,720
Series A, Rev., 5.00%, 2/1/2036	2,000	2,282
Series A, Rev., 5.00%, 2/1/2037	2,000	2,275

		17,270

Water & Sewer — 0.0%(b)
City of Omaha, Sewer Rev., 5.00%, 11/15/2031	1,820	2,054

Total Nebraska		49,612

Nevada — 0.7%
General Obligation — 0.6%
Clark County School District Series A, GO, 5.00%, 6/15/2026	2,080	2,376
County of Clark
GO, 5.00%, 6/1/2020	75	78
Series B, GO, 5.00%, 11/1/2027	15,000	17,571
County of Clark, Stadium Improvement
Series A, GO, 5.00%, 6/1/2026	1,985	2,325
Series A, GO, 5.00%, 6/1/2027	1,225	1,450

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — continued
Series A, GO, 5.00%, 6/1/2028	1,165	1,392
Series A, GO, 5.00%, 6/1/2030	4,030	4,758
Las Vegas Valley Water District Series A, GO, 5.00%, 6/1/2019	25	26

		29,976

Other Revenue — 0.0%(b)
County of Washoe Series A, Rev., 5.00%, 12/1/2019	75	77

Transportation — 0.0%(b)
County of Clark Series 2014-A, Rev., 4.00%, 7/1/2019	90	91
State of Nevada, Highway Improvement, Motor Vehicle Fuel Tax Rev., 4.00%, 12/1/2018	65	65

		156

Water & Sewer — 0.1%
Truckee Meadows Water Authority Rev., 5.00%, 7/1/2031	1,550	1,764

Total Nevada		31,973

New Hampshire — 0.0%(b)
General Obligation — 0.0%(b)
City of Portsmouth, Capital Improvement Loan Series B, GO, 4.00%, 6/15/2019	135	137

Other Revenue — 0.0%(b)
New Hampshire Municipal Bond Bank Series E, Rev., 4.00%, 1/15/2019	20	20

Total New Hampshire		157

New Jersey — 2.7%
Education — 0.2%
New Jersey Economic Development Authority, School Facilities Construction Rev., 5.00%, 3/1/2019(c)	30	30
New Jersey EDA, School Facilities Construction Series XX, Rev., 5.00%, 6/15/2021	9,500	10,030

		10,060

General Obligation — 0.7%
County of Hudson GO, BAN, 3.00%, 12/12/2018	35,000	35,009
County of Middlesex, General Improvement Series B, GO, 4.00%, 6/15/2019	25	25
County of Ocean GO, 4.00%, 8/1/2019	25	26
County of Union GO, 4.00%, 3/1/2019	20	20
Manalapan, Englishtown Regional Board of Education GO, 4.00%, 10/1/2019	20	21
Montville Township School District, New Jersey Refunding School GO, 3.00%, 2/1/2019	20	20
Township of Plainsboro, General Improvement GO, 4.00%, 6/1/2019	30	30

		35,151

Other Revenue — 0.7%
Bergen County Improvement Authority, Guaranteed Governmental Loan Rev., 5.00%, 8/15/2019	20	21
Burlington County Bridge Commission, Governmental Leasing Program Rev., 5.00%, 4/15/2030	1,150	1,347
Mercer County Improvement Authority Series 2011, Rev., 4.00%, 9/1/2019	25	25
Tobacco Settlement Financing Corp.
Series A, Rev., 5.00%, 6/1/2021	5,000	5,312
Series A, Rev., 5.00%, 6/1/2022	3,000	3,239
Series A, Rev., 5.00%, 6/1/2023	3,000	3,286
Series A, Rev., 5.00%, 6/1/2024	4,000	4,441
Series A, Rev., 5.00%, 6/1/2025	3,500	3,936
Series A, Rev., 5.00%, 6/1/2026	3,500	3,967
Series A, Rev., 5.00%, 6/1/2028	3,000	3,363
Series A, Rev., 5.00%, 6/1/2029	4,500	5,034
Series A, Rev., 4.00%, 6/1/2037	1,000	957
Union County Improvement Authority, City Guaranteed, Linden Omnibus Project Rev., AGM, 4.00%, 11/1/2019	100	102

		35,030

Transportation — 1.0%
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement
Rev., 5.00%, 6/15/2024	10,875	12,018
Rev., 5.00%, 6/15/2029	10,000	11,044

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Transportation — continued
Series 2018-A, Rev., 5.00%, 6/15/2030	6,850	7,531
Rev., 5.00%, 6/15/2031	5,000	5,469
New Jersey Transportation Trust Fund Authority, Transportation Program Series AA, Rev., 5.00%, 6/15/2036	5,000	5,155
New Jersey Transportation Trust Fund Authority, Transportation System
Series B, Rev., AMBAC, 5.25%, 12/15/2022	5,000	5,434
Series A, Rev., 5.00%, 6/15/2042	500	510

		47,161

Water & Sewer — 0.1%
Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation
Series B, Rev., AGM, Zero Coupon, 12/1/2018	1,610	1,610
Series B, Rev., AGM, Zero Coupon, 12/1/2019	1,845	1,810

		3,420

Total New Jersey		130,822

New Mexico — 0.7%
General Obligation — 0.4%
Albuquerque Municipal School District No.12, School Building
GO, 5.00%, 8/1/2030	1,000	1,168
GO, 5.00%, 8/1/2031	1,100	1,276
GO, 5.00%, 8/1/2032	1,300	1,502
GO, 5.00%, 8/1/2033	1,485	1,708
GO, 5.00%, 8/1/2034	2,375	2,723
GO, 5.00%, 8/1/2035	1,975	2,255
City of Albuquerque, General Purpose
Series A, GO, 5.00%, 7/1/2019	445	453
Series A, GO, 5.00%, 7/1/2026	6,480	7,612
Santa Fe Public School District GO, 5.00%, 8/1/2021	45	48

		18,745

Housing — 0.0%(b)
New Mexico Mortgage Finance Authority, Single Family Mortgage Program
Series B-2, Class I, Rev., GNMA/FNMA/FHLMC, 5.65%, 9/1/2039	20	20
Series D, Class 1, Rev., GNMA/FNMA/FHLMC, 5.35%, 9/1/2040	275	280
Series C-2, Class 1, Rev., GNMA/FNMA/FHLMC, 5.70%, 9/1/2040	145	146

		446

Other Revenue — 0.0%(b)
City of Rio Rancho Rev., 4.00%, 6/1/2019	125	126
City of Santa Fe Series B, Rev., 5.00%, 6/1/2019	25	25
County of Bernalillo Series B, Rev., NATL-RE-IBC, 5.70%, 4/1/2027	1,010	1,183
State of New Mexico, Severance Tax Permanent Fund
Series B, Rev., 4.00%, 7/1/2019	65	66
Series A, Rev., 5.00%, 7/1/2024	180	205

		1,605

Transportation — 0.3%
New Mexico Finance Authority, State Transportation, Senior Lien Series B, Rev., 5.00%, 6/15/2020	10,000	10,451
New Mexico Finance Authority, State Transportation, Sub Lien Series A-2, Rev., 5.00%, 12/15/2021	1,500	1,586

		12,037

Total New Mexico		32,833

New York — 14.9%
Education — 0.9%
Erie County Industrial Development Agency, School District Project Class B, Rev., 5.00%, 5/1/2019	25	25
New York State Dormitory Authority
Series B, Rev., 5.00%, 10/1/2029	665	772
Series B, Rev., 5.00%, 10/1/2031	500	578
New York State Dormitory Authority, City University System, Fifth General Resolution Class A, Rev., 5.00%, 7/1/2019	25	25
New York State Dormitory Authority, Municipal Series 1, Rev., 5.00%, 1/15/2031	3,445	3,987
New York State Dormitory Authority, School Districts Financing Program Series B, Rev., 5.00%, 10/1/2024	2,000	2,203
New York State Dormitory Authority, St. John’s University Series C, Rev., NATL-RE, 5.25%, 7/1/2020	2,370	2,483

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Education — continued
New York State Dormitory Authority, State University Dormitory Facilities
Series A, Rev., 5.00%, 7/1/2019	40	41
Series A, Rev., 5.00%, 7/1/2027	2,000	2,366
Series A, Rev., 5.00%, 7/1/2028	2,830	3,352
Series A, Rev., 5.00%, 7/1/2029	2,100	2,473
Series A, Rev., 5.00%, 7/1/2030	3,740	4,351
Series A, Rev., 5.00%, 7/1/2031	4,430	5,206
Series A, Rev., 5.00%, 7/1/2032	3,130	3,662
Series 2018-A, Rev., 5.00%, 7/1/2038	6,000	6,846
New York State Dormitory Authority, Third General Resolution, State University Educational Facilities
Series 2012A, Rev., 5.00%, 5/15/2023	675	737
Series A, Rev., 5.00%, 5/15/2025	2,000	2,185
Series A, Rev., 5.00%, 5/15/2028	2,000	2,185

		43,477

General Obligation — 0.5%
Cheektowaga Central School District GO, BAN, 3.00%, 4/25/2019	3,475	3,492
City of New York, Fiscal Year 2010 Series E, GO, 5.00%, 8/1/2023	5,000	5,103
City of New York, Fiscal Year 2014 Series G, GO, 5.00%, 8/1/2025	9,520	10,727
City of New York, Fiscal Year 2016 Series E, GO, 5.00%, 8/1/2023	75	84
City of New York, Unrefunded Balance Series F, GO, 6.00%, 1/15/2021	3,665	3,676
County of Onondaga Series A, GO, 5.00%, 6/15/2019	25	26
Hyde Park Central School District GO, 4.00%, 6/15/2019	25	25
Jamestown City School District GO, AGM, 4.00%, 5/15/2022	220	233
Plainedge Union Free School District Series B, GO, 4.00%, 6/15/2019	20	20

		23,386

Industrial Development Revenue/Pollution Control Revenue — 0.0%(b)
Monroe County IDA, School Facility, Rochester School Modernization Project
Rev., 5.00%, 5/1/2032	675	776
Rev., 5.00%, 5/1/2033	810	927

		1,703

Other Revenue — 5.6%
Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured Class A, Rev., 5.00%, 5/15/2019	30	30
Hudson Yards Infrastructure Corp. Series A, Rev., 5.00%, 2/15/2033	5,500	6,266
New York City Transitional Finance Authority, Building Aid Series S-2A, Rev., 4.00%, 7/15/2037	5,000	5,139
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009 Series S-4, Rev., 5.50%, 1/15/2019	2,000	2,008
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2011 Subseries S-1A, Rev., 5.00%, 7/15/2019(c)	3,000	3,060
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2013 Series S-1, Rev., 4.00%, 7/15/2019(c)	20	20
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003
Series B, Rev., 5.00%, 2/1/2024	1,230	1,307
Series B, Rev., 5.00%, 2/1/2026	3,835	4,076
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Series D, Subseries D-1, Rev., 5.00%, 2/1/2019	25	25
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012 Series E, Subseries E-1, Rev., 5.00%, 2/1/2025	3,000	3,265
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016 Series E-1, Rev., 5.00%, 2/1/2035	7,295	8,204

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Other Revenue — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017
Rev., 5.00%, 11/1/2030	5,710	6,605
Series E, Subseries E-1, Rev., 5.00%, 2/1/2031	1,460	1,682
Series E, Subseries E-1, Rev., 5.00%, 2/1/2032	7,000	8,030
Series E, Subseries E-1, Rev., 5.00%, 2/1/2033	10,000	11,420
Rev., 5.00%, 2/1/2039	2,525	2,824
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series A, Subseries A-1, Rev., 5.00%, 8/1/2040	2,100	2,374
New York City Trust for Cultural Resources, The Museum of Modern Art Series 2016-1-E, Rev., 4.00%, 2/1/2023	6,855	7,380
New York Convention Center Development Corp., Capital Appreciation Subordinated Lien, Hotel Unit fee Secured
Series B, Rev., Zero Coupon, 11/15/2025	1,000	817
Series B, Rev., Zero Coupon, 11/15/2026	1,500	1,176
Series B, Rev., Zero Coupon, 11/15/2027	1,500	1,126
Series B, Rev., Zero Coupon, 11/15/2028	2,000	1,435
Series B, Rev., Zero Coupon, 11/15/2029	2,500	1,711
Series B, Rev., Zero Coupon, 11/15/2030	3,650	2,376
Series B, Rev., Zero Coupon, 11/15/2031	2,035	1,259
Series B, Rev., Zero Coupon, 11/15/2032	2,000	1,178
New York Convention Center Development Corp., Hotel Unit fee Secured
Rev., 5.00%, 11/15/2024	4,610	5,310
Rev., 5.00%, 11/15/2025	2,250	2,627
New York Convention Center Development Corp., Subordinated Lien Hotel Unit fee Series B, Rev., AGM-CR, Zero Coupon, 11/15/2052	10,625	2,501
New York Local Government Assistance Corp., Senior Lien Series B-C/D, Rev., 5.50%, 4/1/2019	10,000	10,110
New York State Dormitory Authority, Consolidated Services Contract Series A, Rev., 5.00%, 7/1/2023	5,920	6,025
New York State Dormitory Authority, State Sales Tax
Series A, Rev., 5.00%, 3/15/2025	12,400	14,055
Series B, Rev., 5.00%, 3/15/2027	14,815	17,101
Series A, Rev., 5.00%, 3/15/2030	5,500	6,185
Series B, Rev., 5.00%, 3/15/2030	8,000	9,131
Series A, Rev., 5.00%, 3/15/2031	5,000	5,606
Series B, Rev., 5.00%, 3/15/2031	6,600	7,509
Series A, Rev., 5.00%, 3/15/2032	20,210	22,595
Series B, Rev., 5.00%, 3/15/2034	18,050	20,346
Series E, Rev., 5.00%, 3/15/2038	10,000	11,376
Series B, Rev., 5.00%, 3/15/2039	13,080	14,583
New York State Urban Development Corp., Service Contract Series D, Rev., 5.50%, 1/1/2019	7,820	7,842
Sales Tax Asset Receivable Corp.
Series A, Rev., 5.00%, 10/15/2026	2,500	2,862
Series A, Rev., 5.00%, 10/15/2029	3,785	4,306
Series A, Rev., 5.00%, 10/15/2031	12,500	14,128

		268,991

Prerefunded — 0.7%
City of New York, Fiscal Year 2009 Subseries J-1, GO, 5.00%, 5/15/2019(c)	105	107
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Series B, Rev., 5.00%, 11/1/2019(c)	10	10
New York State Dormitory Authority Series A, Rev., 5.25%, 2/15/2019(c)	1,370	1,379
New York State Urban Development Corp., State Personal Income Tax, Economic Development and Housing Series A-1, Rev., 5.00%, 12/15/2018(c)	3,750	3,754
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series A, Rev., 5.00%, 1/1/2022(c)	25,495	27,810

		33,060

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Special Tax — 3.9%
New York State Dormitory Authority, State Personal Income Tax Series A, Rev., 5.25%, 2/15/2027	55	55
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series B, Rev., 5.00%, 3/15/2024	9,000	9,824
Series A, Rev., 5.00%, 2/15/2027	20,000	22,576
Series A, Rev., 5.00%, 3/15/2027	7,000	8,007
Series A, Rev., 5.00%, 2/15/2028	10,000	11,272
Series A, Rev., 5.00%, 12/15/2028	20,000	22,174
Series A, Rev., 5.00%, 2/15/2029	5,000	5,625
Series A, Rev., 5.00%, 12/15/2029	4,900	5,425
Series C, Rev., 5.00%, 3/15/2033	20,000	22,216
Series A, Rev., 5.00%, 2/15/2043	3,000	3,257
Series B, Rev., 5.00%, 2/15/2045	10,545	11,549
New York State Environmental Facilities Corp., Environment Series A, Rev., 5.25%, 12/15/2019	7,265	7,514
New York State Thruway Authority, State Personal Income Tax, Transportation
Series A, Rev., 5.25%, 3/15/2019	17,000	17,163
Series A, Rev., 5.00%, 3/15/2026	11,025	11,584
New York State Urban Development Corp., State Personal Income Tax Series C, Rev., 5.00%, 3/15/2027	6,000	7,089
New York State Urban Development Corp., State Personal Income Tax, General Purpose Series A, Rev., 5.00%, 3/15/2031	2,340	2,493
New York State Urban Development Corp., State Personal Income Tax, State Facilities and Equipment Series A-2, Rev., NATL-RE, 5.50%, 3/15/2021	17,770	19,126

		186,949

Transportation — 1.3%
Metropolitan Transportation Authority
Subseries C-1, Rev., 5.25%, 11/15/2029	6,000	6,817
Subseries C-1, Rev., 5.00%, 11/15/2035	3,000	3,304
Metropolitan Transportation Authority, Green Bonds Series C-1, Rev., 5.00%, 11/15/2030	5,025	5,753
New York State Thruway Authority
Series L, Rev., 5.00%, 1/1/2023	2,760	3,061
Series L, Rev., 5.00%, 1/1/2025	2,700	3,107
Series L, Rev., 5.00%, 1/1/2027	1,250	1,478
New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2034	9,900	10,789
Port Authority of New York and New Jersey, Consolidated, 172nd Series Rev., 5.00%, 10/1/2022	3,000	3,266
Port Authority of New York and New Jersey, Consolidated, 190th Series Rev., 5.00%, 5/1/2033	5,000	5,214
Port Authority of New York and New Jersey, Consolidated, 93rd Series Rev., 6.13%, 6/1/2094	12,000	14,154
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series B, Rev., 5.00%, 11/15/2030	2,500	2,771
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels, Capital Appreciation Series B, Rev., Zero Coupon, 11/15/2032	8,860	5,370

		65,084

Utility — 0.5%
Long Island Power Authority, Electric System
Rev., 5.00%, 9/1/2034	5,000	5,730
Rev., 5.00%, 9/1/2035	3,000	3,424
Utility Debt Securitization Authority
Series TE, Rev., 5.00%, 12/15/2029	1,500	1,682
Series TE, Rev., 5.00%, 12/15/2032	3,500	3,888
Rev., 5.00%, 12/15/2036	5,250	5,917
Series TE, Rev., 5.00%, 12/15/2041	4,250	4,640

		25,281

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Water & Sewer — 1.5%
New York City Municipal Water Finance Authority, Capital Appreciation Rev., NATL-RE-IBC, Zero Coupon, 6/15/2019	20	20
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2010 Series FF, Rev., 5.00%, 6/15/2024	16,555	17,349
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2012 Series DD, Rev., 5.00%, 6/15/2027	1,275	1,390
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series DD, Rev., 5.00%, 6/15/2022	4,000	4,414
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	5,000	5,661
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2018 Series BB-2, Rev., 5.00%, 6/15/2032	2,000	2,302
New York City Water and Sewer System Series EE, Rev., 5.00%, 6/15/2036	5,000	5,668
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution
Series A, Rev., 5.00%, 6/15/2025	5,635	6,436
Series D, Rev., 5.00%, 6/15/2025	7,280	7,998
Series B, Rev., 5.00%, 6/15/2027	4,345	4,660
Series D, Rev., 5.00%, 6/15/2027	5,325	5,849
Series A, Rev., 4.00%, 6/15/2028	10,000	10,718
Series A, Rev., 5.00%, 6/15/2029	900	1,061

		73,526

Total New York		721,457

North Carolina — 0.4%
General Obligation — 0.1%
City of Charlotte Series A, GO, 5.00%, 7/1/2029	1,050	1,226
County of Union Series A, GO, 5.00%, 3/1/2021	2,000	2,130

		3,356

Other Revenue — 0.1%
City of Raleigh
Rev., 5.00%, 2/1/2024	245	276
Rev., 5.00%, 2/1/2029	305	347
City of Wilmington Series A, Rev., 5.00%, 6/1/2028	400	452
County of Cabarrus, Installment Financing Contract Rev., 4.00%, 2/1/2020	150	153
County of Chatham Rev., 5.00%, 11/1/2026	1,880	2,146
County of Onslow, Public Facilities Company Ltd. Rev., 4.00%, 10/1/2032	340	358
County of Wake, Obligation Hammond Road Detention Center, Annual Appropriation Rev., 5.00%, 6/1/2019	3,500	3,554
Mecklenburg County Public Facilities Corp. Rev., 5.00%, 3/1/2019	20	20
State of North Carolina Rev., 5.00%, 3/1/2019	25	25

		7,331

Prerefunded — 0.2%
Mecklenburg County Public Facilities Corp. Rev., 5.00%, 3/1/2019(c)	3,000	3,023
State of North Carolina, Limited Annual Appropriation, Capital Improvement Series A, Rev., 5.00%, 5/1/2019(c)	5,000	5,063

		8,086

Transportation — 0.0%(b)
North Carolina Turnpike Authority, Senior Lien Rev., AGM, 5.00%, 1/1/2028	1,500	1,727
Raleigh Durham Airport Authority Series A, Rev., 5.00%, 5/1/2019	25	25

		1,752

Total North Carolina		20,525

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
North Dakota — 0.0%(b)
General Obligation — 0.0%(b)
City of Grand Forks Series D, GO, NATL-RE, 4.00%, 12/1/2018	25	25
South Prairie Public School District No. 70, School District GO, 1.00%, 8/1/2019	100	99

Total North Dakota		124

Ohio — 1.7%
Education — 0.0%(b)
Ohio Higher Educational Facility Commission, University of Dayton Project Rev., 5.00%, 12/1/2029	1,300	1,511
Ohio State University, General Receipts Series A, Rev., 5.00%, 12/1/2019	330	340

		1,851

General Obligation — 0.5%
City of Columbus Series 2017-1, GO, 5.00%, 4/1/2029	11,000	13,048
City of Dublin, Various Purpose GO, 5.00%, 12/1/2025	500	581
City of Lima, Various Purpose GO, AGM, 2.00%, 12/1/2018	385	385
Columbus City School District GO, 4.00%, 12/1/2018	20	20
Columbus City School District, School Facilities Construction and Improvement GO, 5.00%, 12/1/2018	100	100
Series 2016-A, GO, 5.00%, 12/1/2031	3,000	3,412
County of Hamilton Series A, GO, 5.00%, 12/1/2029	2,325	2,727
Medina County Library District, Library Improvement Refunding Bonds GO, 5.00%, 12/1/2018	30	30
Princeton City School District, School Improvement GO, 3.00%, 12/1/2018	25	25
Shaker Heights City School District Series A, GO, 5.00%, 12/15/2026	1,100	1,304
State of Ohio, Infrastructure Improvement Series A, GO, 3.00%, 2/1/2019	40	40

		21,672

Hospital — 0.1%
County of Hamilton, Hospital Facilities, UC Health
Rev., 5.00%, 2/1/2019	750	753
Rev., 5.00%, 2/1/2020	750	774
County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group
Series A, Rev., 5.00%, 7/1/2028	1,200	1,319
Series A, Rev., 5.75%, 7/1/2028	750	857
Series A, Rev., 5.75%, 7/1/2033	1,400	1,584

		5,287

Industrial Development Revenue/Pollution Control Revenue — 0.1%
Ohio State Water Development Authority, Water Pollution Control Loan Fund Rev., 5.00%, 12/1/2024	3,360	3,876
Ohio Water Development Authority, Water Pollution Control Loan Fund Rev., 5.00%, 12/1/2018	20	20

		3,896

Other Revenue — 0.2%
County of Cuyahoga, Sports Facilities Improvement Project
Rev., 5.00%, 12/1/2024	835	933
Rev., 5.00%, 12/1/2025	500	558
Rev., 5.00%, 12/1/2026	1,000	1,115
Rev., 5.00%, 12/1/2027	500	557
State of Ohio, Building Authority, State Facilities, Adult Correctional Building Fund Projects Series B, Rev., 5.00%, 10/1/2019	4,510	4,623
State of Ohio, Capital Facilities Lease, Adult Correctional Building Fund Projects Series B, Rev., 5.00%, 10/1/2029	1,495	1,646
State of Ohio, Capital Facilities Lease-Appropriation Series 2017-A, Rev., 5.00%, 4/1/2037	760	855

		10,287

Prerefunded — 0.0%(b)
American Municipal Power, Inc., Prairie St. Energy Campus Project Series A, Rev., AGC, 5.13%, 2/15/2019(c)	20	20
City of Circleville, Various Purpose GO, AGM, 4.20%, 12/1/2018(c)	30	30

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Prerefunded — continued
Highland Local School District, School Facilities Construction and Improvement GO, 5.50%, 12/1/2018(c)	20	20
Miamisburg City School District, Facilities Construction and Improvement GO, 5.00%, 12/1/2018(c)	25	25
State of Ohio, Turnpike Commission Series A, Rev., 5.00%, 2/15/2020(c)	2,000	2,072

		2,167

Transportation — 0.4%
State of Ohio, Capital Facilities Lease Appropriation, Transportation Building Fund Project Series A, Rev., 5.00%, 4/1/2029	1,800	2,133
State of Ohio, Major New State Infrastructure Project
Series 1, Rev., 5.00%, 12/15/2028	7,500	8,690
Series 2016-1, Rev., 5.00%, 12/15/2028	2,235	2,550
Series 1, Rev., 5.00%, 12/15/2029	7,000	8,084

		21,457

Utility — 0.2%
American Municipal Power, Inc., Combined Hydroelectric Projects Series A, Rev., 2.25%, 8/15/2021(d)	8,500	8,495

Water & Sewer — 0.2%
City of Cincinnati, Water System Series A, Rev., 4.25%, 12/1/2019	60	61
County of Hamilton Series A, Rev., 5.00%, 12/1/2020	500	529
County of Hamilton, Sewer System Improvement, The Metropolitan Sewer District of Greater Cincinnati Series A, Rev., 5.00%, 12/1/2021	4,210	4,453
County of Hamilton, Sewer System, The Metropolitan Sewer District of Greater Cincinnati Series A, Rev., 5.00%, 12/1/2029	2,030	2,293
Northeast Ohio Regional Sewer District, Wastewater Improvement
Rev., 5.00%, 11/15/2026	1,500	1,710
Rev., 4.00%, 11/15/2049	45	45

		9,091

Total Ohio		84,203

Oklahoma — 0.3%
Education — 0.0%(b)
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Series 2018, Rev., 5.00%, 10/1/2022	250	274
Series 2018, Rev., 5.00%, 10/1/2023	180	200
Series 2018, Rev., 5.00%, 10/1/2025	500	571
Series 2018, Rev., 5.00%, 10/1/2026	500	577
Oklahoma County Finance Authority, Educational Facilities, Western Heights Public Schools Project Rev., 5.00%, 9/1/2021	1,110	1,189

		2,811

General Obligation — 0.0%(b)
Oklahoma County Independent School District No. 12, Edmond School District GO, 2.00%, 3/1/2020	250	250
Tulsa County Independent School District No. 4, Bixby Board of Education GO, 2.00%, 5/1/2019	100	100

		350

Transportation — 0.3%
Oklahoma Turnpike Authority, Turnpike System, Second Senior
Series A, Rev., 5.00%, 1/1/2019	40	40
Series A, Rev., 5.00%, 1/1/2020	25	26
Series A, Rev., 5.00%, 1/1/2023	4,000	4,242
Series A, Rev., 5.00%, 1/1/2025	5,000	5,302
Series C, Rev., 5.00%, 1/1/2036	1,170	1,322
Series A, Rev., 5.00%, 1/1/2038	2,000	2,231

		13,163

Total Oklahoma		16,324

Oregon — 1.1%
General Obligation — 0.6%
City of Salem GO, 5.00%, 6/1/2029	2,055	2,446
Oregon County Administrative School District No. 1 Bend-La Pine GO, 5.00%, 6/15/2026	4,750	5,592

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — continued
Portland Community College District
GO, 5.00%, 6/15/2025	1,450	1,682
GO, 5.00%, 6/15/2026	710	835
GO, 5.00%, 6/15/2027	2,640	3,090
State of Oregon, Article XI-M Seismic Projects Series F, GO, 5.00%, 5/1/2032	2,885	3,309
State of Oregon, Article XI-P School District Capital Projects Series G, GO, 5.00%, 12/1/2029	2,390	2,784
State of Oregon, Article XI-Q State Projects Series A, GO, 5.00%, 5/1/2021	25	27
State of Oregon, Higher Education
Series L, GO, 5.00%, 8/1/2035	2,000	2,304
Series L, GO, 5.00%, 8/1/2036	2,000	2,294
Washington County School District No. 1 West Union GO, 5.00%, 6/15/2027	1,470	1,747
Washington County School District No. 1 West Union, Hillsborough School District GO, 5.00%, 6/15/2026	4,000	4,703

		30,813

Other Revenue — 0.3%
Oregon State Department of Administrative Services, Lottery Series A, Rev., 5.00%, 4/1/2035	2,470	2,812
State of Oregon Department of Administrative Services, Lottery
Series C, Rev., 5.00%, 4/1/2026	200	230
Series A, Rev., 5.00%, 4/1/2031	2,000	2,311
Series A, Rev., 5.00%, 4/1/2032	2,000	2,301
Series A, Rev., 5.00%, 4/1/2033	3,500	4,011

		11,665

Prerefunded — 0.1%
Clackamas County School District No. 46, Oregon Trail Series A, GO, 5.00%, 6/15/2019(c)	20	21
Lane Community College GO, 4.00%, 6/15/2019(c)	20	20
Oregon State Department of Administrative Services Series A, COP, 5.00%, 5/1/2019(c)	3,885	3,934
Oregon State Department of Administrative Services, Lottery Series A, Rev., 5.00%, 4/1/2019(c)	30	30

		4,005

Water & Sewer — 0.1%
City of Portland, Sewer System, First Lien Series A, Rev., 5.00%, 6/1/2026	5,350	6,180

Total Oregon		52,663

Pennsylvania — 2.3%
Certificate of Participation/Lease — 0.1%
Commonwealth of Pennsylvania, Certificates of Participation
Series A, COP, 5.00%, 7/1/2028	400	458
Series A, COP, 5.00%, 7/1/2029	300	342
Series A, COP, 5.00%, 7/1/2030	375	424
Series A, COP, 5.00%, 7/1/2031	425	478
Series A, COP, 5.00%, 7/1/2034	450	500

		2,202

Education — 0.2%
Allegheny County Higher Education Building Authority, Carnegie Mellon University Rev., 5.00%, 8/1/2027	4,000	4,800
Pennsylvania Higher Educational Facilities Authority Series A, Rev., 5.00%, 9/1/2019(c)	5,000	5,118
Pennsylvania State University Series A, Rev., 5.00%, 9/1/2031	1,500	1,746

		11,664

General Obligation — 0.3%
Bensalem Township School District GO, 5.00%, 10/15/2027	850	961
Carlisle Area School District GO, 4.00%, 3/1/2019	35	35
Conestoga Valley School District GO, 4.00%, 1/15/2019	60	60
Council Rock School District GO, 3.00%, 5/15/2019	35	35
County of Bucks GO, 5.00%, 5/1/2027	325	382
Ephrata Area School District GO, 4.00%, 3/1/2019	25	25
Nazareth Area School District
Series D, GO, 5.00%, 11/15/2030	900	1,018
Series D, GO, 5.00%, 11/15/2035	1,390	1,551

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — continued
Series D, GO, 5.00%, 11/15/2036	1,250	1,391
Series D, GO, 5.00%, 11/15/2037	550	611
Series E, GO, 5.00%, 11/15/2038	810	897
Octorara Area School District Series B, GO, AGM, 4.00%, 6/1/2020	3,120	3,150
Palisades School District GO, 4.00%, 9/1/2019	20	20
Parkland School District Series A, GO, 4.00%, 3/1/2019	20	20
Pennridge School District Series B, GO, 5.00%, 2/15/2019	60	61
Southern Lehigh School District Series A, GO, 5.00%, 9/1/2019	35	36
Township of East Brandywine GO, AGM, 2.00%, 12/1/2018	515	515
Upper Merion Area School District
GO, 5.00%, 1/15/2029	350	402
GO, 5.00%, 1/15/2030	300	343
GO, 5.00%, 1/15/2031	650	741
GO, 5.00%, 1/15/2033	480	543
GO, 5.00%, 1/15/2034	200	225
GO, 5.00%, 1/15/2035	475	534

		13,556

Hospital — 1.2%
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group
Rev., 5.00%, 4/1/2028	7,000	7,976
Rev., 5.00%, 4/1/2029	7,785	8,863
Rev., 5.00%, 4/1/2030	5,000	5,629
Rev., 5.00%, 4/1/2031	3,800	4,245
Berks County Industrial Development Authority, Tower Health Project
Rev., 5.00%, 11/1/2027	1,150	1,323
Rev., 5.00%, 11/1/2028	1,550	1,780
Rev., 5.00%, 11/1/2029	350	398
Rev., 5.00%, 11/1/2030	600	678
DuBois Hospital Authority, Penn Highlands Healthcare
Rev., 5.00%, 7/15/2029	1,700	1,944
Rev., 5.00%, 7/15/2030	2,000	2,270
Rev., 5.00%, 7/15/2031	1,450	1,635
Rev., 5.00%, 7/15/2032	1,525	1,709
Rev., 5.00%, 7/15/2034	1,675	1,860
Rev., 4.00%, 7/15/2043	5,670	5,532
Montgomery County Higher Education and Health Authority, Thomas Jefferson University
Rev., 5.00%, 9/1/2030	3,000	3,446
Rev., 4.00%, 9/1/2038	2,950	2,972
Sayre Health Care Facilities Authority, Guthrie Health Issue Rev., (ICE LIBOR USD 3 Month + 0.78%), 2.62%, 3/1/2019(e)	4,410	4,376

		56,636

Industrial Development Revenue/Pollution Control Revenue — 0.2%
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 2.80%, 12/1/2021(d)	8,855	8,854

Other Revenue — 0.3%
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Series 2018, Rev., 5.00%, 6/1/2024	1,500	1,671
Series 2018, Rev., 5.00%, 6/1/2025	1,870	2,106
Series 2018, Rev., 5.00%, 6/1/2026	1,120	1,271
Series 2018, Rev., 5.00%, 6/1/2027	1,500	1,712
Series 2018, Rev., 5.00%, 6/1/2028	2,620	3,002
Series 2018, Rev., 5.00%, 6/1/2029	1,120	1,281
Urban Redevelopment Authority of Pittsburgh, Crawford Square Apartments Project Rev., 2.25%, 6/1/2020(d)	4,450	4,444

		15,487

Prerefunded — 0.0%(b)
City of Philadelphia, Water and Wastewater Series A, Rev., 5.00%, 1/1/2019(c)	30	30
Commonwealth of Pennsylvania
Series 1, GO, 5.00%, 3/15/2019(c)	25	25
Series 2011, GO, 5.00%, 11/15/2021(c)	100	109
Series 1, GO, 5.00%, 6/15/2024(c)	50	57
County of Chester Series C, GO, 5.00%, 7/15/2019(c)	20	20
Pennsylvania Higher Educational Facilities Authority, The Trustees of the University of Pennsylvania Rev., 5.00%, 9/1/2020(c)	900	946
Pennsylvania State University Series A, Rev., 5.00%, 3/1/2019(c)	20	20
Pennsylvania Turnpike Commission
Series C, Rev., NATL-RE, 5.00%, 12/1/2018(c)	30	30

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Prerefunded — continued
Subseries A, Rev., AGC, 5.00%, 6/1/2019(c)	40	41
Subseries B, Rev., 5.00%, 6/1/2019(c)	70	71
State Public School Building Authority, Harrisburg School District Series A, Rev., AGC, 4.75%, 5/15/2019(c)	25	25
Unionville-Chadds Ford School District Series A, GO, 5.00%, 6/1/2019(c)	500	508
University of Pittsburgh of the Commonwealth System of Higher Education, University Capital Project Series C, Rev., 5.00%, 9/15/2019(c)	25	25

		1,907

Transportation — 0.0%(b)
Pennsylvania Turnpike Commission Series A1, Rev., AGC, 5.00%, 12/1/2018	25	25

Total Pennsylvania		110,331

Puerto Rico — 0.3%
Other Revenue — 0.3%
Puerto Rico Public Finance Corp. (Puerto Rico) Series E, Rev., AGC-ICC, AGM-CR, 6.00%, 8/1/2026(c)	10,000	12,321

Rhode Island — 0.1%
General Obligation — 0.0%(b)
State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2014 Series A, GO, 5.00%, 11/1/2025	1,000	1,124

Hospital — 0.0%(b)
Rhode Island Health and Educational Building Corp. Series A, Rev., 4.00%, 5/15/2019	25	25

Industrial Development Revenue/Pollution Control Revenue — 0.1%
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund, Pooled Loan Series A, Rev., 5.00%, 10/1/2023	1,750	1,932

Transportation — 0.0%(b)
Rhode Island Commerce Corp., First Lien Special Facility, Rhode Island Airport Corp. Intermodal Facility Project Series 2018, Rev., 5.00%, 7/1/2019	30	30

Total Rhode Island		3,111

South Carolina — 0.8%
Education — 0.0%(b)
Berkeley County School District, Special Obligation
Rev., 5.00%, 12/1/2022	1,000	1,104
Rev., 5.00%, 12/1/2023	1,505	1,694
University of South Carolina, Higher Education Rev., 5.00%, 5/1/2019	40	40

		2,838

General Obligation — 0.3%
Georgetown County School District Series A, GO, 5.00%, 3/1/2019	30	30
Lexington County Rural Recreation District Series A, GO, 4.00%, 2/1/2019	25	25
Richland County School District No. 1 Series C, GO, SCSDE, 5.00%, 3/1/2025	4,000	4,572
Richland, Lexington Riverbanks Park District GO, 5.00%, 3/1/2019	20	20
State of South Carolina, Highway Series A, GO, 5.00%, 6/1/2019	10,000	10,155

		14,802

Hospital — 0.1%
Lexington County Health Services District, Inc., Hospital, LexMed Obligated Group
Series 2017, Rev., 5.00%, 11/1/2029	700	789
Series 2017, Rev., 4.00%, 11/1/2030	750	772
Series 2017, Rev., 4.00%, 11/1/2031	500	511
Series 2017, Rev., 4.00%, 11/1/2032	525	535
Series 2017, Rev., 4.00%, 11/1/2033	200	202
Series 2017, Rev., 4.00%, 11/1/2034	250	250

		3,059

Housing — 0.0%(b)
South Carolina State Housing Finance and Development Authority Series 1, Rev., GNMA COLL, 5.00%, 1/1/2028	110	111

Other Revenue — 0.0%(b)
South Carolina Public Service Authority Series B, Rev., 5.00%, 1/1/2019(c)	25	25

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Prerefunded — 0.2%
Beaufort County School District Series D, GO, SCSDE, 5.00%, 3/1/2019(c)	25	25
South Carolina Jobs-Economic Development Authority Series B, Rev., AGC, 5.38%, 2/1/2019(c)	25	25
South Carolina Public Service Authority
Series A, Rev., 5.13%, 1/1/2019(c)	35	35
Series B, Rev., 5.25%, 1/1/2019(c)	45	45
Series A, Rev., BHAC-CR, 5.50%, 1/1/2019(c)	45	46
State of South Carolina, Winthrop University Series A66, GO, 4.00%, 4/1/2019(c)	25	25
York County School District No. 1 Series A, GO, SCSDE, 5.25%, 3/1/2019(c)	10,415	10,500
York County School District No. 3, Rock Hill Series A, GO, SCSDE, 4.00%, 3/1/2019(c)	20	20

		10,721

Utility — 0.2%
Piedmont Municipal Power Agency, Electric, Unrefunded Balance Rev., NATL-RE, 6.75%, 1/1/2020	8,125	8,514

Water & Sewer — 0.0%(b)
City of Spartanburg, Water System Series B, Rev., 5.00%, 6/1/2031	480	555
East Richland County Public Service District, Sewer System Rev., 4.00%, 1/1/2019	30	30

		585

Total South Carolina		40,655

South Dakota — 0.0%(b)
Prerefunded — 0.0%(b)
Harrisburg School District No. 41-2 GO, 4.00%, 1/15/2022(c)	55	58

Tennessee — 4.2%
Education — 0.1%
Tennessee State School Bond Authority
Series B, Rev., 5.00%, 11/1/2022	1,705	1,884
Rev., 5.00%, 11/1/2030	3,895	4,550

		6,434

General Obligation — 2.6%
City of Kingsport Series B, GO, 5.00%, 3/1/2025	110	127
City of Memphis, General Improvement Series D, GO, 5.00%, 7/1/2023	4,000	4,185
County of Anderson, Rural Elementary School
Series A, GO, 5.00%, 5/1/2023	705	785
Series A, GO, 5.00%, 5/1/2024	845	958
Series A, GO, 5.00%, 5/1/2025	890	1,023
County of Anderson, Rural High School
Series B, GO, 5.00%, 5/1/2023	715	797
Series B, GO, 5.00%, 5/1/2024	750	850
Series B, GO, 5.00%, 5/1/2025	785	902
County of Blount Series B, GO, 5.00%, 6/1/2027	1,000	1,169
County of Knox GO, 5.00%, 6/1/2029	1,460	1,749
County of Madison GO, 5.00%, 5/1/2026	3,770	4,421
County of Montgomery GO, 5.00%, 4/1/2022	7,330	8,005
Hamilton County Series A, GO, 5.00%, 4/1/2024	9,355	10,660
Metropolitan Government of Nashville and Davidson County
GO, 5.00%, 7/1/2029	27,295	32,595
GO, 4.00%, 7/1/2031	17,400	18,622
GO, 5.00%, 7/1/2031	10,000	11,819
GO, 4.00%, 7/1/2037	16,205	16,950
Metropolitan Government of Nashville and Davidson, Public Improvement Series C, GO, 5.00%, 7/1/2030	5,500	6,266
State of Tennessee Series A, GO, 5.00%, 2/1/2029	1,465	1,756

		123,639

Hospital — 0.3%
Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group
Rev., 5.00%, 7/1/2031	4,500	4,884
Rev., 5.00%, 7/1/2032	4,000	4,328
Rev., 5.00%, 7/1/2033	5,300	5,710

		14,922

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Prerefunded — 0.1%
Tennessee State School Bond Authority Series A, Rev., 5.00%, 5/1/2022(c)	2,505	2,741

Utility — 1.1%
Tennessee Energy Acquisition Corp., Gas Project
Series A, Rev., 4.00%, 5/1/2023(d)	22,170	22,957
Rev., 4.00%, 11/1/2025(d)	29,000	30,288

		53,245

Water & Sewer — 0.0%(b)
Metropolitan Government of Nashville and Davidson, Water and Sewer Series A, Rev., AGM, 5.25%, 1/1/2019	35	35
The City of Clarksville, Water, Sewer and Gas
Rev., 5.00%, 2/1/2024	500	567
Rev., 5.00%, 2/1/2026	565	661

		1,263

Total Tennessee		202,244

Texas — 5.5%
Education — 0.2%
Board of Regents, Texas State University System Series A, Rev., 5.00%, 3/15/2019	25	25
Counties of Harris and Fort Bend, Houston Community College System, Combined Fee Rev., 4.00%, 4/15/2019	25	25
Lone Star College System, Financing System Bonds Rev., 5.00%, 2/15/2019(c)	25	25
Regents of the Texas State University System Rev., 5.00%, 3/15/2019	45	46
San Jacinto College District, Combined Fee Rev., 4.00%, 2/15/2019	20	20
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center
Rev., 5.00%, 9/1/2019	550	562
Rev., 5.00%, 9/1/2020	750	786
Texas A&M University, Financing System
Series D, Rev., 4.50%, 5/15/2019	30	30
Series E, Rev., 5.00%, 5/15/2026	2,840	3,327
Texas A&M University, Permanent University Fund Series A, Rev., 5.25%, 7/1/2028	2,015	2,331
Texas State University, Financing System
Rev., 5.00%, 2/15/2019	20	20
Rev., 5.00%, 3/15/2020	30	31
University of Texas, Financing System Series E, Rev., 5.00%, 8/15/2027	1,500	1,782

		9,010

General Obligation — 2.3%
City of Baytown
GO, 5.00%, 2/1/2019	105	105
GO, 5.00%, 2/1/2020	25	26
City of Brownsville Series A, GO, 4.00%, 2/15/2020	30	31
City of Dallas
GO, 5.00%, 2/15/2019	25	25
GO, 5.00%, 2/15/2028	10,000	11,104
GO, 5.00%, 2/15/2029	2,500	2,801
City of Denton
GO, 3.25%, 2/15/2019	20	20
GO, 4.00%, 2/15/2019	50	50
City of Frisco, Combination Tax and Surplus GO, 3.00%, 2/15/2019	45	45
City of Houston, Public Improvement
Series A, GO, 5.00%, 3/1/2028	2,700	3,024
Series A, GO, 5.00%, 3/1/2029	2,600	2,904
City of Irving, Texas Combination and Hotel Occupancy Tax GO, 5.50%, 8/15/2027	2,785	3,405
City of Killeen Series 2017, GO, 5.00%, 8/1/2029	1,505	1,746
City of Killeen, Pass-Through Toll GO, 5.00%, 8/1/2019	45	46
City of League GO, 3.25%, 2/15/2019	25	25
City of Lubbock GO, 5.00%, 2/15/2026	2,765	3,106
City of New Braunfels GO, 5.00%, 2/1/2019	30	30
City of Plano
GO, 5.00%, 9/1/2028	2,210	2,588
GO, 5.00%, 9/1/2029	2,055	2,394
City of Southlake GO, 4.00%, 2/15/2019	50	50
City of Wylie GO, 5.00%, 2/15/2019	25	25

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — continued
Comal Independent School District, School Building Series B, GO, PSF-GTD, 5.00%, 2/1/2023	100	111
Conroe Independent School District GO, PSF-GTD, 5.00%, 2/15/2020	25	26
Corpus Christi Independent School District, School Building Series A, GO, PSF-GTD, 2.00%, 8/15/2019(d)	100	100
Counties of Collin and Denton, City of Frisco, Improvement GO, 5.00%, 2/15/2023	4,290	4,559
Counties of Harris and Fort Bend, Houston Community College System, Limited Tax GO, 5.00%, 2/15/2025	5,140	5,442
Counties of Harris and Fort Bend, Houston Community College System, Maintenance Tax GO, 5.00%, 2/15/2019	35	35
Counties of Travis, Williamson and Hays, City of Austin, Public Improvement GO, 5.00%, 9/1/2022	8,120	8,947
Counties of Travis, Williamson and Hays, City of Austin, Public Property Finance GO, 5.00%, 5/1/2019	95	96
County of Collin GO, 5.00%, 2/15/2019	25	25
County of Collin, Community College District GO, 5.00%, 8/15/2029	11,990	14,031
County of Collin, Plano Independent School District GO, PSF-GTD, 5.00%, 2/15/2021	2,250	2,328
County of El Paso, Certificates of Obligation GO, 4.50%, 2/15/2019	35	35
County of Fort Bend, Subordinate Lien Toll Road GO, 4.00%, 3/1/2019	35	35
County of Harris, Road Series A, GO, 5.00%, 10/1/2022	5,000	5,246
County of Travis Series A, GO, 5.00%, 3/1/2019	20	20
Cypress-Fairbanks Independent School District, School Building GO, PSF-GTD, 4.00%, 2/15/2019	35	35
Denton County Fresh Water Supply District No. 10 Series A, GO, 3.00%, 9/1/2019	150	151
Fort Bend Independent School District GO, 5.00%, 2/15/2019	20	20
Galveston County GO, 5.00%, 2/1/2020	45	47
Grapevine-Colleyville Independent School District GO, PSF-GTD, 4.00%, 8/15/2019	35	36
Grapevine-Colleyville Independent School District, Unlimited Tax, School Building Bonds
GO, PSF-GTD, 5.00%, 8/15/2019	25	25
GO, PSF-GTD, 5.00%, 8/15/2027	1,000	1,149
Harris County Hospital District, Certificates of Obligation GO, 5.00%, 2/15/2019	20	20
Highland Park Independent School District, School Building GO, PSF-GTD, 5.25%, 2/15/2019	80	81
Houston Independent School District GO, 5.00%, 7/15/2031	9,700	11,337
Houston Independent School District, Limited Tax Series B, GO, PSF-GTD, 1.38%, 6/1/2019(d)	245	244
La Porte Independent School District GO, 5.00%, 2/15/2019	20	20
Lewisville Independent School District, School and Refunding Building Series A, GO, PSF-GTD, 4.00%, 8/15/2019	20	20
Lewisville Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 4.00%, 8/15/2026	500	544
McKinney Independent School District
GO, PSF-GTD, 4.00%, 2/15/2019	25	25
GO, 5.00%, 2/15/2019	95	96
Plano Independent School District GO, PSF-GTD, 5.00%, 2/15/2019	60	60
State of Texas, Mobility Fund and Refunding Bonds Series A, GO, 5.00%, 10/1/2025	11,250	12,838
State of Texas, Transportation Commission Mobility GO, 5.00%, 10/1/2030	11,185	13,040
State of Texas, Water Financial Assistance Series C, GO, 4.00%, 8/1/2019	25	25

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — continued
Town of Addison GO, 4.00%, 2/15/2023	100	107

		114,506

Other Revenue — 0.1%
Lower Colorado River Authority, Transmission Contract, LCRA Transmission Services Corp. Project Series A, Rev., 5.00%, 5/15/2028	3,800	4,047

Prerefunded — 0.6%
Allen Independent School District, School Building GO, 5.25%, 2/15/2019(c)	90	91
Bexar Metropolitan Water District, Waterworks System Rev., 5.00%, 5/1/2019(c)	30	30
City of Austin, Water and Wastewater System Series A, Rev., 5.00%, 11/15/2019(c)	20	21
City of Boerne, Utility System Rev., 4.50%, 3/1/2019(c)	20	20
City of Victoria, Utility System Rev., 5.00%, 12/1/2023(c)	2,705	3,036
County of Midland GO, 5.25%, 2/15/2019(c)	25	25
Dallas Area Rapid Transit, Senior Lien
Rev., 4.75%, 12/1/2018(c)	35	35
Rev., 5.00%, 12/1/2018(c)	6,195	6,195
Series A, Rev., 5.00%, 6/1/2019(c)	5,000	5,074
Lewisville Independent School District, School Building GO, 5.00%, 2/15/2019(c)	4,000	4,024
Lone Star College System GO, 5.00%, 8/15/2019(c)	500	510
Lubbock-Cooper Independent School District GO, AGC, 5.00%, 2/15/2019(c)	20	20
North Texas Tollway Authority, Special Projects System
Series A, Rev., 5.50%, 9/1/2021(c)	4,000	4,358
Series A, Rev., 6.00%, 9/1/2021(c)	3,000	3,308
State of Texas, Public Finance Authority Series A, GO, 5.00%, 10/1/2019(c)	2,000	2,049

		28,796

Transportation — 1.3%
Dallas Area Rapid Transit, Senior Lien
Rev., 5.00%, 12/1/2018	35	35
Series A, Rev., 5.00%, 12/1/2018	9,015	9,015
Series A, Rev., 5.00%, 12/1/2030	2,500	2,844
Series A, Rev., 5.00%, 12/1/2036	4,250	4,760
Series A, Rev., 5.00%, 12/1/2048	9,905	10,917
Dallas-Fort Worth International Airport
Series F, Rev., 5.00%, 11/1/2024	5,000	5,525
Series E, Rev., AMT, 5.00%, 11/1/2030	7,000	7,013
Series B, Rev., 5.00%, 11/1/2035	4,000	4,175
Harris County, Toll Road, Senior Lien Series A, Rev., 5.00%, 8/15/2028	4,500	5,186
North Texas Tollway Authority System, First Tier
Series A, Rev., 5.00%, 1/1/2026	700	772
Series A, Rev., 5.00%, 1/1/2027	4,700	5,300
Series A, Rev., 5.00%, 1/1/2030	1,140	1,288
Series A, Rev., 5.00%, 1/1/2035	1,900	2,127
North Texas Tollway Authority System, Second Tier
Series B, Rev., 5.00%, 1/1/2026	550	605
Series B, Rev., 5.00%, 1/1/2027	950	1,085
Series B, Rev., 5.00%, 1/1/2030	1,100	1,235
Texas Transportation Commission State Highway Fund Rev., 5.00%, 10/1/2020	20	21

		61,903

Utility — 0.4%
City of Houston, Utility System Series B, Rev., 5.00%, 11/15/2036	1,535	1,730
City of San Antonio, Electric and Gas Systems
Series A, Rev., 4.00%, 2/1/2019	20	20
Rev., 5.00%, 2/1/2019	60	60
Series D, Rev., 5.00%, 2/1/2019	30	30
Rev., 5.25%, 2/1/2024	4,030	4,612
Rev., 5.00%, 2/1/2026	6,000	7,001
Texas Municipal Gas Acquisition and Supply Corp. I Series D, Rev., 6.25%, 12/15/2026	4,875	5,594

		19,047

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Water & Sewer — 0.6%
City of Dallas, Waterworks and Sewer System Series A, Rev., 5.00%, 10/1/2029	600	693
City of Houston, Water and Sewer System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032(c)	2,000	2,650
City of San Antonio, Water System, Junior Lien Rev., 4.25%, 5/15/2019	25	25
Series C, Rev., 5.00%, 5/15/2031	1,125	1,289
Coastal Water Authority, City of Houston Projects
Rev., 5.00%, 12/15/2022	3,160	3,343
Rev., 5.00%, 12/15/2025	5,115	5,410
County of El Paso, Water and Sewer Series A, Rev., 5.00%, 3/1/2021	1,765	1,828
North Texas Municipal Water District, Water System Series 2016, Rev., 5.00%, 9/1/2027	2,900	3,389
Texas Water Development Board Rev., 5.00%, 8/1/2021	370	398
Texas Water Development Board State Water Implementation Series 2018-B, Rev., 5.00%, 4/15/2030	7,000	8,348

		27,373

Total Texas		264,682

Utah — 0.9%
Education — 0.1%
University of Utah
Series A, Rev., 5.00%, 8/1/2024	500	573
Series A, Rev., 5.00%, 8/1/2025	935	1,088
Utah State Board of Regents Series B, Rev., AGM, 4.00%, 12/1/2042	3,900	3,957

		5,618

General Obligation — 0.4%
Alpine School District, School Building, School Bond Guaranty Program GO, 5.00%, 3/15/2030	5,000	5,821
Central Utah Water Conservancy District, Limited Tax
Series C, GO, 5.00%, 4/1/2020	3,950	4,108
Series B, GO, 5.25%, 4/1/2022	1,000	1,073
Davis School District, School Bond Guaranty Program
Series 2018, GO, 5.00%, 6/1/2021	380	407
Series 2018, GO, 5.00%, 6/1/2023	1,570	1,761
Jordan School District, School Building GO, 5.00%, 6/15/2026	950	1,096
State of Utah GO, 5.00%, 7/1/2029	5,000	5,882

		20,148

Other Revenue — 0.1%
City of Park City Rev., 5.00%, 6/15/2026	2,165	2,515
Utah Infrastructure Agency, Tax-Exempt Telecommunications Bond
Series A, Rev., 5.00%, 10/15/2023	620	669
Series A, Rev., 5.00%, 10/15/2025	1,450	1,576
Series A, Rev., 5.00%, 10/15/2028	1,000	1,097
Series A, Rev., 5.25%, 10/15/2033	965	1,048

		6,905

Prerefunded — 0.2%
Metropolitan Water District of Salt Lake and Sandy Series A, Rev., 5.00%, 7/1/2019(c)	9,400	9,570

Transportation — 0.0%(b)
County of Utah, Transportation Sales Tax Rev., AGM, 4.00%, 12/1/2019	25	25

Water & Sewer — 0.1%
Metropolitan Water District of Salt Lake and Sandy Series A, Rev., 5.00%, 7/1/2029	2,000	2,182

Total Utah		44,448

Virginia — 2.6%
Education — 0.1%
Virginia College Building Authority, Education Facilities, Public Higher Education Financing Series B, Rev., 5.00%, 9/1/2024	250	287
Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs
Series A, Rev., 5.00%, 2/1/2019	40	40
Rev., 5.00%, 2/1/2020	235	243

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Education — continued
Virginia College Building Authority, Educational Facilities, Washington and Lee University Project Rev., NATL-RE, 5.25%, 1/1/2026	5,045	5,717

		6,287

General Obligation — 1.2%
City of Alexandria
Series C, GO, 5.00%, 7/1/2023	5,425	6,102
Series C, GO, 5.00%, 7/1/2026	4,065	4,810
City of Hampton, Public Improvement Series B, GO, 5.00%, 9/1/2026	5,000	5,917
City of Lynchburg, Public Improvement GO, 5.00%, 12/1/2022	1,000	1,057
City of Portsmouth Series A, GO, 5.00%, 7/15/2029	5,410	6,354
City of Richmond, Public Improvement
Series D, GO, 5.00%, 3/1/2029	7,750	9,354
Series D, GO, 5.00%, 3/1/2032	700	855
Commonwealth of Virginia Series D, GO, 5.00%, 6/1/2020	10,000	10,157
County of Arlington, Public Improvement
GO, 5.00%, 8/15/2029	7,705	9,113
GO, 5.00%, 8/15/2031	4,995	5,918
County of Spotsylvania, Public Improvement Series A, GO, 5.00%, 1/15/2019	25	25

		59,662

Industrial Development Revenue/Pollution Control Revenue — 0.3%
Chesterfield County EDA, Pollution Control, Virginia Electric and Power Co. Project Series A, Rev., 5.00%, 5/1/2023	2,000	2,022
Virginia Beach Development Authority, Public Facility
Series B, Rev., 5.00%, 7/15/2024	5,110	5,841
Series A, Rev., 5.00%, 3/1/2025	1,925	2,222
Series B, Rev., 5.00%, 7/15/2025	2,635	3,056

		13,141

Prerefunded — 0.1%
City of Suffolk, Public Improvement GO, 4.63%, 2/1/2019(c)	25	25
County of Fairfax, Sewer Rev., 5.00%, 7/15/2019(c)	3,080	3,138
County of Henrico, Water and Sewer Rev., 5.00%, 5/1/2019(c)	25	26

		3,189

Transportation — 0.7%
Northern Virginia Transportation Authority
Rev., 5.00%, 6/1/2024	400	457
Rev., 5.00%, 6/1/2033	2,035	2,276
Rev., 5.00%, 6/1/2034	2,285	2,548
Virginia Commonwealth Transportation Board, Capital Projects
Series A, Rev., 5.00%, 5/15/2027	5,500	6,541
Rev., GAN, 5.00%, 9/15/2027	1,300	1,551
Series A, Rev., 5.00%, 5/15/2028	2,750	3,285
Series A, Rev., 5.00%, 5/15/2029	3,000	3,549
Series A, Rev., 5.00%, 5/15/2030	10,000	11,751

		31,958

Water & Sewer — 0.2%
Fairfax County Water Authority, Water Subseries B, Rev., 5.25%, 4/1/2025	3,500	4,124
Virginia Resources Authority, Clean Water State Revolving Fund
Rev., 4.00%, 10/1/2019	25	25
Rev., 5.50%, 10/1/2022	7,390	8,313

		12,462

Total Virginia		126,699

Washington — 3.4%
Certificate of Participation/Lease — 0.1%
State of Washington Series A, COP, 5.00%, 7/1/2019	25	26
State of Washington, Local Ageny Real and Personal Property
COP, 5.00%, 7/1/2034	1,050	1,199
COP, 5.00%, 7/1/2035	1,105	1,254

		2,479

Education — 0.1%
University of Washington Rev., 5.00%, 4/1/2029	1,860	2,170

General Obligation — 1.7%
City of Seattle
GO, 5.00%, 3/1/2019	30	30
GO, 5.00%, 5/1/2019	25	26
County of Kitsap GO, 3.00%, 12/1/2018	20	20

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
General Obligation — continued
King County Fire Protection District No. 2, Unlimited Tax GO, 4.00%, 12/1/2025	125	137
King County Rural Library District GO, 4.00%, 12/1/2018	20	20
King County School District No. 405, Bellevue GO, 5.00%, 12/1/2018	25	25
King County School District No. 414, Lake Washington GO, 4.00%, 12/1/2018	35	35
Pierce County School District No. 10 GO, 4.00%, 12/1/2018	25	25
Pierce County School District No. 3 GO, 5.00%, 12/1/2019	25	26
Port of Seattle, Limited Tax
GO, 5.00%, 1/1/2019	40	40
Series 2017, GO, 5.00%, 1/1/2035	3,100	3,524
State of Washington, Local Ageny Real and Personal Property Series B, GO, 5.00%, 2/1/2040	20,965	23,286
State of Washington, Motor Vehicle Fuel Tax
Series D, GO, 4.00%, 2/1/2019	30	30
GO, 4.00%, 7/1/2019	20	20
GO, 5.00%, 7/1/2019	20	21
Series R-2015H, GO, 5.00%, 7/1/2030	5,000	5,640
State of Washington, Various Purpose
Series 2010-B, GO, 5.00%, 1/1/2019	35	35
Series E, GO, 5.00%, 2/1/2019	60	60
Series 2013-A, GO, 5.00%, 8/1/2019	25	26
Series R-2011A, GO, 5.00%, 1/1/2022	7,010	7,432
Series R-2011B, GO, 5.00%, 7/1/2023	7,260	7,600
Series R-2015A, GO, 4.00%, 7/1/2026	4,465	4,813
Series C, GO, 5.00%, 2/1/2028	30	35
Series C, GO, 5.00%, 2/1/2037	14,430	16,505
Series A, GO, 5.00%, 8/1/2040	10,000	11,300
Tacoma Metropolitan Park District
GO, 5.00%, 12/1/2036	600	685
GO, 5.00%, 12/1/2037	1,750	1,994

		83,390

Hospital — 0.1%
Washington Health Care Facilities Authority, Fred Hutchinson Cancer Research Center Rev., 5.00%, 1/1/2021	1,450	1,532
Washington Health Care Facilities Authority, Providence Health and Services
Series B, Rev., 4.00%, 10/1/2021(d)	2,000	2,096
Series B, Rev., 5.00%, 10/1/2021(d)	2,500	2,688

		6,316

Prerefunded — 0.4%
City of Seattle, Municipal Light and Power Series B, Rev., 5.00%, 2/1/2020(c)	975	1,009
County of King
GO, 5.00%, 1/1/2019(c)	20	20
GO, 5.25%, 1/1/2019(c)	20	20
County of King, Sewer Rev., 5.00%, 1/1/2019(c)	20	20
Snohomish County School District No. 201, Snohomish GO, 5.25%, 12/1/2018(c)	20	20
State of Washington, Motor Vehicle Fuel Tax Series 2010-B, GO, 5.00%, 8/1/2019(c)	600	612
State of Washington, Various Purpose
Series R-2010A, GO, 5.00%, 1/1/2019(c)	55	55
Series C, GO, 5.00%, 2/1/2019(c)	5,015	5,040
Series E, GO, 5.00%, 2/1/2019(c)	25	25
Series 2010-A, GO, 5.00%, 8/1/2019(c)	20	21
Series 2010C, GO, 5.00%, 8/1/2019(c)	10,000	10,202
Series 2010-C, GO, 5.00%, 8/1/2019(c)	1,700	1,734
Series 2010-E, GO, 4.00%, 2/1/2020(c)	805	824

		19,602

Transportation — 0.1%
Port of Seattle, Intermediate Lien
Series B, Rev., 5.00%, 3/1/2032	4,000	4,443
Series B, Rev., 5.00%, 3/1/2034	1,000	1,105

		5,548

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Utility — 0.8%
City of Seattle, Municipal Light and Power Improvement Series A, Rev., 4.00%, 1/1/2048	2,000	1,995
City of Seattle, Municipal Light and Power, Unrefunded Balance Series B, Rev., 5.00%, 2/1/2024	4,025	4,165
City of Tacoma, Electric System
Series A, Rev., 5.00%, 1/1/2019	50	50
Rev., 4.00%, 1/1/2047	3,000	3,019
County of Chelan, Public Utility District No.1, Hydro-Electric System Series A, Rev., NATL-RE, Zero Coupon, 6/1/2022	21,835	19,943
Douglas County Public Utility District No. 1, Electric Distribution System Rev., 4.50%, 12/1/2018	60	60
Energy Northwest, Electric
Series A, Rev., 5.00%, 7/1/2023	3,955	4,431
Series A, Rev., 5.00%, 7/1/2034	5,000	5,753
Grant County Public Utility District No. 2, Electric System
Series G, Rev., NATL-RE, 4.75%, 1/1/2019(c)	20	20
Series A, Rev., 5.00%, 1/1/2019	20	20
Series I, Rev., 5.00%, 1/1/2019(c)	50	50
Snohomish County Public Utility District No. 1
Rev., 5.00%, 12/1/2018	60	60
Rev., 4.00%, 12/1/2019	20	20

		39,586

Water & Sewer — 0.1%
City of Tacoma, Sewer System Series B, Rev., 5.00%, 12/1/2018	20	20
City of Tacoma, Water System Series A, Rev., 4.00%, 12/1/2018	25	25
County of King, Sewer
Series A, Rev., 5.00%, 1/1/2019	65	65
Series A, Rev., 5.00%, 1/1/2022	1,825	1,983
Series A, Rev., 5.00%, 1/1/2023	1,150	1,277
Series A, Rev., 5.00%, 7/1/2026	2,295	2,682

		6,052

Total Washington		165,143

West Virginia — 0.1%
General Obligation — 0.0%(b)
Cabell County Board of Education GO, 5.00%, 5/1/2019	20	20

Utility — 0.1%
West Virginia Economic Development Authority, Appalachian Power Co. - AMOS Project Series 2009-B, Rev., 2.62%, 6/1/2022(d)	6,460	6,445

Total West Virginia		6,465

Wisconsin — 0.9%
Education — 0.0%(b)
Wisconsin Health and Educational Facilities Authority, Carthage College Project, Private Placement Series D, Rev., 5.95%, 5/1/2019‡	1,250	1,252

General Obligation — 0.2%
City of Kenosha GO, 4.00%, 4/1/2019	20	20
Milwaukee Area Technical College District, Promissory Notes Series C, GO, 3.00%, 6/1/2019	35	35
State of Wisconsin
Series C, GO, 4.00%, 5/1/2019	50	51
Series 4, GO, 5.00%, 5/1/2027	5,000	5,701
Series 3, GO, 5.00%, 11/1/2030	4,190	4,871
Village of Menomonee Falls Series A, GO, 4.00%, 3/1/2019	40	40

		10,718

Hospital — 0.0%(b)
Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc. Rev., 5.00%, 7/1/2027	95	109

Prerefunded — 0.7%
State of Wisconsin
Series A, GO, 5.00%, 5/1/2021(c)	16,050	17,135
Series A, GO, 5.25%, 5/1/2021(c)	13,190	14,158
State of Wisconsin, Clean Water Fund, Leveraged Loan Portfolio Rev., 5.00%, 6/1/2024(c)	1,225	1,392

		32,685

Transportation — 0.0%(b)
Wisconsin Department of Transportation
Series 1, Rev., 4.00%, 7/1/2019	20	20
Series 2, Rev., 4.00%, 7/1/2019	35	36

		56

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Water & Sewer — 0.0%(b)
City of Milwaukee, Sewerage System Series S7, Rev., 5.00%, 6/1/2019	20	21
State of Wisconsin, Clean Water Fund, Leveraged Loan Portfolio Series 1, Rev., 4.00%, 6/1/2019(c)	20	20

		41

Total Wisconsin		44,861

TOTAL MUNICIPAL BONDS (Cost $4,642,355)		4,702,299

	Shares (000)
SHORT-TERM INVESTMENTS — 4.4%
INVESTMENT COMPANIES — 4.4%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.60%(f)(g)(Cost $212,099)	212,099	212,099

Total Investments — 101.4% (Cost $4,854,454)		4,914,398
Liabilities in Excess of Other Assets — (1.4%)		(66,970)

Net Assets — 100.0%		4,847,428

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
EDA	Economic Development Authority
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes
GNMA	Government National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Notes
GTD	Guaranteed
IBC	Insured Bond Certificates
ICC	Insured Custody Certificates
ICE	Intercontinental Exchange
IDA	Industrial Development Authority

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of November 30, 2018.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(f)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of November 30, 2018.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of November 30, 2018 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
U.S. Treasury 10 Year Note	(869)	03/2019	USD	(103,859)	(434)

					(434)

Abbreviations

USD	United States Dollar

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Wisconsin
Education	$—	$—	$1,252	$1,252
General Obligation	—	10,718	—	10,718
Hospital	—	109	—	109
Prerefunded	—	32,685	—	32,685
Transportation	—	56	—	56
Water & Sewer	—	41	—	41

Total Wisconsin	—	43,609	1,252	44,861

Other Municipal Bonds	—	4,657,438	—	4,657,438

Total Municipal Bonds	—	4,701,047	1,252	4,702,299

Short-Term Investments
Investment Companies	$212,099	$—	$—	$212,099

Total Investments in Securities	$212,099	$4,701,047	$1,252	$4,914,398

Depreciation in Other Financial Instruments
Futures Contracts	$(434)	$—	$—	$(434)

There were no transfers between level 2 and level 3 during the period ended November 30, 2018.

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — 53.6%
Aerospace & Defense — 0.2%
General Dynamics Corp. (ICE LIBOR USD 3 Month + 0.29%), 2.91%, 5/11/2020(a)	8,005	8,016
Lockheed Martin Corp. 4.25%, 11/15/2019	4,249	4,290
Rockwell Collins, Inc. 1.95%, 7/15/2019	2,750	2,729

		15,035

Air Freight & Logistics — 0.0%(b)
United Parcel Service, Inc. 5.13%, 4/1/2019	3,400	3,424

Automobiles — 2.9%
BMW US Capital LLC (Germany)
1.50%, 4/11/2019(c)	7,323	7,279
1.45%, 9/13/2019(c)	4,050	3,995
(ICE LIBOR USD 3 Month + 0.37%), 2.98%, 8/14/2020(a)(c)	26,278	26,237
(ICE LIBOR USD 3 Month + 0.41%), 2.84%, 4/12/2021(a)(c)	19,652	19,544
Daimler Finance North America LLC (Germany)
2.25%, 7/31/2019(c)	4,780	4,743
1.75%, 10/30/2019(c)	4,845	4,768
(ICE LIBOR USD 3 Month + 0.62%), 3.14%, 10/30/2019(a)(c)	33,026	33,090
2.25%, 3/2/2020(c)	3,210	3,162
(ICE LIBOR USD 3 Month + 0.39%), 2.97%, 5/4/2020(a)(c)	12,808	12,789
3.10%, 5/4/2020(c)	4,935	4,903
2.20%, 5/5/2020(c)	3,250	3,193
2.45%, 5/18/2020(c)	27,499	27,068
Nissan Motor Acceptance Corp.
2.35%, 3/4/2019(c)	15,051	15,013
2.00%, 3/8/2019(c)	18,292	18,240
1.55%, 9/13/2019(c)	22,100	21,799
2.25%, 1/13/2020(c)	10,671	10,512
2.13%, 3/3/2020(c)	1,509	1,480
(ICE LIBOR USD 3 Month + 0.39%), 2.78%, 9/28/2020(a)(c)	15,825	15,790
(ICE LIBOR USD 3 Month + 0.52%), 2.85%, 3/15/2021(a)(c)	7,945	7,930
Volkswagen Group of America Finance LLC (Germany)
2.13%, 5/23/2019(c)	9,737	9,696
(ICE LIBOR USD 3 Month + 0.77%), 3.39%, 11/13/2020(a)(c)	21,950	21,898

		273,129

Banks — 22.7%
ABN AMRO Bank NV (Netherlands)
1.80%, 9/20/2019(c)	34,472	34,055
2.45%, 6/4/2020(c)	22,073	21,737
(ICE LIBOR USD 3 Month + 0.57%), 3.26%, 8/27/2021(a)(c)	23,400	23,381
ANZ New Zealand Int’l Ltd. (New Zealand)
2.25%, 2/1/2019(c)	4,830	4,825
2.60%, 9/23/2019(c)	4,045	4,023
Australia & New Zealand Banking Group Ltd. (Australia)
2.25%, 6/13/2019	32,239	32,095
1.60%, 7/15/2019	10,063	9,971
2.05%, 9/23/2019	8,470	8,400
2.25%, 12/19/2019(c)	5,782	5,735
5.10%, 1/13/2020(c)	2,350	2,395
(ICE LIBOR USD 3 Month + 0.32%), 2.72%, 7/2/2020(a)(c)	39,450	39,452
(ICE LIBOR USD 3 Month + 0.32%), 2.92%, 11/9/2020(a)(c)	20,451	20,430
(ICE LIBOR USD 3 Month + 0.46%), 3.10%, 5/17/2021(a)(c)	23,300	23,234
Bank of America NA (ICE LIBOR USD 3 Month + 0.25%), 2.96%, 8/28/2020(a)	18,303	18,236
Bank of Montreal (Canada) 2.38%, 1/25/2019	6,950	6,946
(ICE LIBOR USD 3 Month + 0.60%), 2.93%, 12/12/2019(a)	5,841	5,856
(ICE LIBOR USD 3 Month + 0.34%), 2.78%, 7/13/2020(a)	31,500	31,481
Banque Federative du Credit Mutuel SA (France)
2.75%, 1/22/2019(c)	4,232	4,231
1.90%, 3/28/2019(c)	79,800	79,489
2.00%, 4/12/2019(c)	43,439	43,263
2.20%, 7/20/2020(c)	2,000	1,957
(ICE LIBOR USD 3 Month + 0.49%), 2.96%, 7/20/2020(a)(c)	9,824	9,819
Barclays Bank plc (United Kingdom)
2.50%, 2/20/2019	8,876	8,863
5.13%, 1/8/2020	1,991	2,025
BB&T Corp. 2.45%, 1/15/2020	25,492	25,263
(ICE LIBOR USD 3 Month + 0.72%), 3.15%, 1/15/2020(a)	3,987	3,999
BNZ International Funding Ltd. (New Zealand)
2.40%, 2/21/2020(c)	9,719	9,596
(ICE LIBOR USD 3 Month + 0.70%), 3.35%, 2/21/2020(a)(c)	23,249	23,317

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Banks — continued
Branch Banking & Trust Co. 2.10%, 1/15/2020	8,911	8,800
Capital One Bank USA NA 2.25%, 2/13/2019	5,818	5,808
Capital One NA
2.40%, 9/5/2019	2,930	2,911
1.85%, 9/13/2019	11,986	11,853
(ICE LIBOR USD 3 Month + 0.77%), 3.10%, 9/13/2019(a)	2,550	2,557
2.35%, 1/31/2020	13,781	13,612
Citigroup, Inc. 2.05%, 6/7/2019	3,445	3,426
Citizens Bank NA
2.50%, 3/14/2019	36,721	36,671
2.45%, 12/4/2019	39,231	38,892
2.25%, 3/2/2020	10,575	10,419
(ICE LIBOR USD 3 Month + 0.54%), 2.86%, 3/2/2020(a)	1,750	1,749
Commonwealth Bank of Australia (Australia)
2.05%, 3/15/2019	35,000	34,924
(ICE LIBOR USD 3 Month + 1.06%), 3.39%, 3/15/2019(a)(c)	1,990	1,995
2.30%, 9/6/2019	16,964	16,856
1.75%, 11/7/2019(c)	6,212	6,129
(ICE LIBOR USD 3 Month + 0.64%), 3.23%, 11/7/2019(a)(c)	7,579	7,604
2.25%, 3/10/2020(c)	6,400	6,311
(ICE LIBOR USD 3 Month + 0.45%), 2.78%, 3/10/2020(a)(c)	20,000	20,025
2.30%, 3/12/2020	9,941	9,818
5.00%, 3/19/2020(c)	2,712	2,767
(ICE LIBOR USD 3 Month + 0.32%), 2.69%, 6/25/2020(a)(c)	17,715	17,720
Compass Bank 2.75%, 9/29/2019	41,001	40,809
Cooperatieve Rabobank UA (Netherlands)
1.38%, 8/9/2019	5,595	5,532
2.25%, 1/14/2020	12,337	12,207
4.75%, 1/15/2020(c)	4,681	4,753
Credit Agricole SA (France) 2.50%, 4/15/2019(c)	24,984	24,940
DBS Group Holdings Ltd. (Singapore)
2.25%, 7/16/2019(c)	3,958	3,929
(ICE LIBOR USD 3 Month + 0.49%), 2.82%, 6/8/2020(a)(c)	5,893	5,898
Dexia Credit Local SA (France) (ICE LIBOR USD 3 Month + 0.10%), 2.74%, 5/20/2019(a)	3,200	3,200
DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.37%), 2.77%, 10/2/2020(a)(c)	11,584	11,563
Fifth Third Bancorp 2.30%, 3/1/2019	43,550	43,472
Fifth Third Bank
2.30%, 3/15/2019	32,510	32,451
2.38%, 4/25/2019	12,506	12,474
HSBC Holdings plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.60%), 3.24%, 5/18/2021(a)	34,580	34,380
Huntington National Bank (The)
2.20%, 4/1/2019	9,564	9,541
2.38%, 3/10/2020	8,058	7,962
KeyBank NA
2.35%, 3/8/2019	1,500	1,498
1.60%, 8/22/2019	10,509	10,392
2.50%, 12/15/2019	10,865	10,784
2.25%, 3/16/2020	8,893	8,782
Lloyds Bank plc (United Kingdom)
2.05%, 1/22/2019	3,250	3,245
5.80%, 1/13/2020(c)	2,694	2,758
Manufacturers & Traders Trust Co.
2.30%, 1/30/2019	1,950	1,950
2.10%, 2/6/2020	2,750	2,712
Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.45%, 10/16/2019(c)	4,761	4,729
Mizuho Bank Ltd. (Japan)
2.45%, 4/16/2019(c)	2,575	2,568
2.65%, 9/25/2019(c)	3,750	3,738
2.40%, 3/26/2020(c)	69,016	68,163
MUFG Bank Ltd. (Japan)
2.30%, 3/10/2019(c)	25,225	25,172
2.35%, 9/8/2019(c)	40,562	40,313
2.30%, 3/5/2020(c)	8,793	8,669
National Australia Bank Ltd. (Australia)
(ICE LIBOR USD 3 Month + 0.42%), 2.87%, 4/17/2019(a)(c)	8,100	8,105
2.25%, 7/1/2019(c)	2,250	2,240
1.38%, 7/12/2019	22,575	22,344
2.40%, 12/9/2019(c)	25,553	25,352
(ICE LIBOR USD 3 Month + 0.59%), 3.00%, 1/10/2020(a)(c)	590	591
(ICE LIBOR USD 3 Month + 0.71%), 2.62%, 11/4/2021(a)(c)	22,800	22,819
Nordea Bank AB (Finland)
1.63%, 9/30/2019(c)	11,248	11,112
4.88%, 1/27/2020(c)	17,998	18,297
2.13%, 5/29/2020(c)	11,176	10,957
(ICE LIBOR USD 3 Month + 0.47%), 3.18%, 5/29/2020(a)(c)	7,623	7,628

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Banks — continued
PNC Bank NA
1.45%, 7/29/2019	4,000	3,958
2.40%, 10/18/2019	36,070	35,861
PNC Financial Services Group, Inc. (The)
6.70%, 6/10/2019	3,770	3,841
5.13%, 2/8/2020	3,750	3,826
Royal Bank of Canada (Canada)
(ICE LIBOR USD 3 Month + 0.24%), 2.95%, 8/29/2019(a)	26,902	26,908
2.20%, 9/23/2019	26,050	25,894
(ICE LIBOR USD 3 Month + 0.30%), 2.77%, 7/22/2020(a)	69,959	70,061
Santander UK plc (United Kingdom)
2.50%, 3/14/2019	30,785	30,746
2.35%, 9/10/2019	19,679	19,558
2.38%, 3/16/2020	14,295	14,067
Skandinaviska Enskilda Banken AB (Sweden)
2.38%, 3/25/2019(c)	5,365	5,352
1.50%, 9/13/2019	3,730	3,683
2.30%, 3/11/2020	13,098	12,917
2.45%, 5/27/2020(c)	20,750	20,452
(ICE LIBOR USD 3 Month + 0.43%), 3.07%, 5/17/2021(a)(c)	32,675	32,586
Standard Chartered plc (United Kingdom)
2.10%, 8/19/2019(c)	23,113	22,918
2.40%, 9/8/2019(c)	44,957	44,608
Sumitomo Mitsui Banking Corp. (Japan)
2.25%, 7/11/2019	5,500	5,471
2.45%, 1/16/2020	17,745	17,566
2.51%, 1/17/2020	8,913	8,833
Sumitomo Mitsui Trust Bank Ltd. (Japan)
2.05%, 3/6/2019(c)	10,654	10,626
1.95%, 9/19/2019(c)	19,813	19,615
2.05%, 10/18/2019(c)	7,589	7,513
(ICE LIBOR USD 3 Month + 0.91%), 3.35%, 10/18/2019(a)(c)	1,425	1,434
SunTrust Bank
2.25%, 1/31/2020	6,611	6,541
SunTrust Banks, Inc.
2.50%, 5/1/2019	37,773	37,696
Svenska Handelsbanken AB (Sweden)
1.50%, 9/6/2019	7,697	7,609
(ICE LIBOR USD 3 Month + 0.49%), 2.81%, 9/6/2019(a)	250	250
5.13%, 3/30/2020(c)	12,603	12,885
Swedbank AB (Sweden)
2.38%, 2/27/2019(c)	21,393	21,360
Toronto-Dominion Bank (The) (Canada)
(ICE LIBOR USD 3 Month + 0.28%), 2.61%, 6/11/2020(a)	45,603	45,591
(ICE LIBOR USD 3 Month + 0.26%), 2.59%, 9/17/2020(a)	42,860	42,788
UBS Group Funding Switzerland AG (Switzerland) (ICE LIBOR USD 3 Month + 1.44%), 3.81%, 9/24/2020(a)(c)	4,900	4,984
US Bank NA
2.35%, 1/23/2020	13,182	13,065
(ICE LIBOR USD 3 Month + 0.25%), 2.74%, 7/24/2020(a)	38,110	38,023
Westpac Banking Corp. (Australia)
1.65%, 5/13/2019	2,015	2,002
4.88%, 11/19/2019	24,243	24,624
2.15%, 3/6/2020	22,700	22,386
(ICE LIBOR USD 3 Month + 0.28%), 2.90%, 5/15/2020(a)	33,408	33,373
2.30%, 5/26/2020	5,410	5,333

		2,109,754

Beverages — 0.1%
Diageo Capital plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.24%), 2.88%, 5/18/2020(a)	11,994	11,987
Suntory Holdings Ltd. (Japan) 2.55%, 9/29/2019(c)	229	227

		12,214

Biotechnology — 0.2%
Amgen, Inc. (ICE LIBOR USD 3 Month + 0.32%), 2.93%, 5/10/2019(a)	9,652	9,657
Celgene Corp. 2.25%, 5/15/2019	8,882	8,845

		18,502

Capital Markets — 4.4%
Bank of New York Mellon (The) (ICE LIBOR USD 3 Month + 0.30%), 0.00%, 12/4/2020(a)	18,259	18,244
CPPIB Capital, Inc. (Canada) 1.25%, 9/20/2019(c)	7,791	7,697
Credit Suisse AG (Switzerland) 2.30%, 5/28/2019	27,750	27,649
Goldman Sachs Group, Inc. (The)
1.95%, 7/23/2019	15,241	15,128
(ICE LIBOR USD 3 Month + 0.80%), 3.13%, 12/13/2019(a)	39,205	39,263
5.38%, 3/15/2020	21,750	22,248
2.60%, 4/23/2020	1,500	1,480
(ICE LIBOR USD 3 Month + 1.16%), 3.64%, 4/23/2020(a)	1,879	1,890
(ICE LIBOR USD 3 Month + 0.73%), 3.11%, 12/27/2020(a)	2,635	2,636

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Capital Markets — continued
ING Bank NV (Netherlands)
2.30%, 3/22/2019(c)	12,673	12,648
(ICE LIBOR USD 3 Month + 0.61%), 3.23%, 8/15/2019(a)(c)	2,565	2,569
2.50%, 10/1/2019(c)	12,341	12,278
(ICE LIBOR USD 3 Month + 0.69%), 3.09%, 10/1/2019(a)(c)	2,310	2,317
2.45%, 3/16/2020(c)	20,768	20,518
(ICE LIBOR USD 3 Month + 0.97%), 3.61%, 8/17/2020(a)(c)	2,008	2,024
Macquarie Bank Ltd. (Australia)
(ICE LIBOR USD 3 Month + 0.35%), 2.68%, 3/15/2019(a)(c)	31,550	31,555
(ICE LIBOR USD 3 Month + 0.35%), 2.76%, 4/4/2019(a)(c)	2,952	2,953
2.60%, 6/24/2019(c)	10,373	10,341
2.40%, 1/21/2020(c)	8,624	8,522
Macquarie Group Ltd. (Australia)
7.63%, 8/13/2019(c)	3,380	3,477
6.00%, 1/14/2020(c)	16,895	17,327
Morgan Stanley
5.63%, 9/23/2019	63,350	64,491
2.65%, 1/27/2020	5,392	5,347
Series 3NC2, (ICE LIBOR USD 3 Month + 0.80%), 3.41%, 2/14/2020(a)	17,107	17,110
Nomura Holdings, Inc. (Japan) 2.75%, 3/19/2019	15,133	15,120
Temasek Financial I Ltd. (Singapore) 4.30%, 10/25/2019(c)	6,565	6,621
UBS AG (Switzerland)
2.38%, 8/14/2019	24,875	24,728
2.20%, 6/8/2020(c)	2,172	2,130
(ICE LIBOR USD 3 Month + 0.48%), 2.80%, 12/1/2020(a)(c)	13,530	13,496

		411,807

Chemicals — 1.3%
Air Liquide Finance SA (France) 1.38%, 9/27/2019(c)	12,743	12,568
Dow Chemical Co. (The) 8.55%, 5/15/2019	38,695	39,612
DowDuPont, Inc. (ICE LIBOR USD 3 Month + 0.71%), 3.42%, 11/15/2020(a)	16,883	16,889
Ecolab, Inc. 2.00%, 1/14/2019	11,854	11,839
LyondellBasell Industries NV 5.00%, 4/15/2019	40,102	40,170
Nutrien Ltd. (Canada) 6.75%, 1/15/2019	1,535	1,541

		122,619

Consumer Finance — 4.3%
American Express Co. (ICE LIBOR USD 3 Month + 0.53%), 3.17%, 5/17/2021(a)	14,343	14,324
American Express Credit Corp.
2.13%, 3/18/2019	15,666	15,627
1.88%, 5/3/2019	30,817	30,668
1.70%, 10/30/2019	7,193	7,104
(ICE LIBOR USD 3 Month + 0.43%), 2.75%, 3/3/2020(a)	11,325	11,351
American Honda Finance Corp.
2.25%, 8/15/2019	5,180	5,127
2.00%, 11/13/2019	2,784	2,755
(ICE LIBOR USD 3 Month + 0.15%), 2.80%, 2/21/2020(a)	24,186	24,156
Series A, 2.15%, 3/13/2020	3,321	3,273
(ICE LIBOR USD 3 Month + 0.26%), 2.59%, 6/16/2020(a)	22,587	22,574
Capital One Financial Corp.
2.45%, 4/24/2019	31,086	31,004
(ICE LIBOR USD 3 Month + 0.76%), 3.38%, 5/12/2020(a)	24,892	24,965
Caterpillar Financial Services Corp.
2.10%, 1/10/2020	18,585	18,377
(ICE LIBOR USD 3 Month + 0.18%), 2.80%, 5/15/2020(a)	21,629	21,579
General Motors Financial Co., Inc.
3.50%, 7/10/2019	10,904	10,910
2.35%, 10/4/2019	10,013	9,938
3.15%, 1/15/2020	21,236	21,092
HSBC USA, Inc.
2.25%, 6/23/2019	8,052	8,011
2.38%, 11/13/2019	15,701	15,575
2.35%, 3/5/2020	3,480	3,435
PACCAR Financial Corp. (ICE LIBOR USD 3 Month + 0.20%), 2.82%, 11/13/2020(a)	21,264	21,260
Toyota Motor Credit Corp.
(ICE LIBOR USD 3 Month + 0.39%), 2.84%, 1/17/2019(a)	130	130
(ICE LIBOR USD 3 Month + 0.14%), 2.75%, 11/14/2019(a)	31,070	31,027
(ICE LIBOR USD 3 Month + 0.20%), 2.75%, 6/3/2020(a)	45,480	45,273

		399,535

Diversified Financial Services — 0.9%
AIG Global Funding 1.95%, 10/18/2019(c)	17,544	17,365
(ICE LIBOR USD 3 Month + 0.46%), 2.83%, 6/25/2021(a)(c)	24,843	24,890
Boeing Capital Corp. 4.70%, 10/27/2019	3,258	3,314

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Diversified Financial Services — continued
Federation des Caisses Desjardins du Quebec (Canada) (ICE LIBOR USD 3 Month + 0.33%), 2.85%, 10/30/2020(a)(c)	17,706	17,682
National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 0.38%), 2.77%, 6/30/2021(a)	15,925	15,932
Siemens Financieringsmaatschappij NV (Germany)
1.30%, 9/13/2019(c)	3,400	3,353
2.20%, 3/16/2020(c)	810	799

		83,335

Diversified Telecommunication Services — 1.1%
British Telecommunications plc (United Kingdom) 2.35%, 2/14/2019	13,675	13,650
Deutsche Telekom International Finance BV (Germany)
1.50%, 9/19/2019(c)	7,754	7,648
2.23%, 1/17/2020(c)	12,162	12,016
Orange SA (France)
2.75%, 2/6/2019	39,148	39,116
5.38%, 7/8/2019	10,136	10,267
1.63%, 11/3/2019	14,582	14,353
SES GLOBAL Americas Holdings GP (Luxembourg) 2.50%, 3/25/2019(c)	356	355

		97,405

Electric Utilities — 1.4%
Arizona Public Service Co. 2.20%, 1/15/2020	6,207	6,138
CLP Power Hong Kong Financing Ltd. (Hong Kong) 4.75%, 3/19/2020(d)	650	659
MidAmerican Energy Co. 2.40%, 3/15/2019	6,752	6,740
Nevada Power Co. Series BB, 2.75%, 4/15/2020	2,261	2,253
NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 0.32%), 2.64%, 9/3/2019(a)	4,560	4,556
(ICE LIBOR USD 3 Month + 0.40%), 3.11%, 8/21/2020(a)	58,121	58,046
Niagara Mohawk Power Corp. 4.88%, 8/15/2019(c)	20,335	20,542
PacifiCorp 5.50%, 1/15/2019	2,500	2,507
Progress Energy, Inc.
7.05%, 3/15/2019	14,881	15,047
4.88%, 12/1/2019	3,640	3,679
Public Service Co. of Colorado 5.13%, 6/1/2019	3,247	3,279
Public Service Co. of Oklahoma 5.15%, 12/1/2019	1,186	1,209
State Grid Overseas Investment Ltd. (China) 2.75%, 5/7/2019(c)	1,864	1,859
Virginia Electric & Power Co. 5.00%, 6/30/2019	3,995	4,038
Wisconsin Public Service Corp. 1.65%, 12/4/2018	435	435

		130,987

Electrical Equipment — 0.1%
ABB Finance USA, Inc. (Switzerland) 2.80%, 4/3/2020	4,910	4,879

Entertainment — 0.5%
NBCUniversal Enterprise, Inc. 1.97%, 4/15/2019(c)	30,375	30,253
NBCUniversal Media LLC 5.15%, 4/30/2020	13,089	13,417

		43,670

Equity Real Estate Investment Trusts (REITs) — 0.4%
ERP Operating LP 2.38%, 7/1/2019	7,134	7,096
HCP, Inc. 2.63%, 2/1/2020	1,570	1,554
Scentre Group Trust 1 (Australia) 2.38%, 11/5/2019(c)	14,457	14,305
WEA Finance LLC (France) 2.70%, 9/17/2019(c)	13,971	13,906

		36,861

Food & Staples Retailing — 0.5%
Alimentation Couche-Tard, Inc. (Canada)
2.35%, 12/13/2019(c)	2,393	2,367
(ICE LIBOR USD 3 Month + 0.50%), 2.83%, 12/13/2019(a)(c)	10,793	10,791
Kroger Co. (The)
2.00%, 1/15/2019	7,692	7,680
2.30%, 1/15/2019	18,375	18,364
1.50%, 9/30/2019	8,237	8,116

		47,318

Food Products — 0.2%
General Mills, Inc. 5.65%, 2/15/2019	6,650	6,678
Tyson Foods, Inc.
(ICE LIBOR USD 3 Month + 0.45%), 3.16%, 5/30/2019(a)	9,800	9,801
2.65%, 8/15/2019	2,850	2,835

		19,314

Gas Utilities — 0.1%
Dominion Energy Gas Holdings LLC 2.50%, 12/15/2019	2,966	2,936
DTE Gas Co. 5.00%, 10/1/2019	4,922	5,005

		7,941

Health Care Providers & Services — 0.8%
Cardinal Health, Inc. 1.95%, 6/14/2019	13,915	13,817

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Health Care Providers & Services — continued
CVS Health Corp.
(ICE LIBOR USD 3 Month + 0.63%), 2.96%, 3/9/2020(a)	12,756	12,765
3.13%, 3/9/2020	44,355	44,127
UnitedHealth Group, Inc. 2.30%, 12/15/2019	1,812	1,799

		72,508

Household Products — 0.2%
Church & Dwight Co., Inc. (ICE LIBOR USD 3 Month + 0.15%), 2.64%, 1/25/2019(a)	22,520	22,510

Independent Power and Renewable Electricity Producers — 0.2%
Exelon Generation Co. LLC
5.20%, 10/1/2019	6,387	6,486
2.95%, 1/15/2020	8,224	8,172

		14,658

Industrial Conglomerates — 0.5%
General Electric Co.
6.00%, 8/7/2019	12,937	13,083
5.50%, 1/8/2020	4,969	5,009
Hutchison Whampoa International Ltd. (Hong Kong)
7.63%, 4/9/2019(c)	15,589	15,818
5.75%, 9/11/2019(c)	9,040	9,215

		43,125

Insurance — 5.3%
AIA Group Ltd. (Hong Kong) 2.25%, 3/11/2019(c)	3,731	3,719
American International Group, Inc. 2.30%, 7/16/2019	11,384	11,318
Athene Global Funding 2.75%, 4/20/2020(c)	3,392	3,348
Jackson National Life Global Funding
2.20%, 1/30/2020(c)	8,550	8,447
(ICE LIBOR USD 3 Month + 0.30%), 2.81%, 4/27/2020(a)(c)	10,499	10,494
(ICE LIBOR USD 3 Month + 0.30%), 2.74%, 10/15/2020(a)(c)	46,510	46,537
(ICE LIBOR USD 3 Month + 0.48%), 2.81%, 6/11/2021(a)(c)	40,387	40,289
Metropolitan Life Global Funding I
1.75%, 9/19/2019(c)	4,550	4,504
(ICE LIBOR USD 3 Month + 0.22%), 2.56%, 9/19/2019(a)(c)	1,800	1,799
2.05%, 6/12/2020(c)	1,850	1,815
(ICE LIBOR USD 3 Month + 0.40%), 2.73%, 6/12/2020(a)(c)	11,623	11,627
(SOFRRATE + 0.57%), 2.81%, 9/7/2020(a)(c)	59,305	59,076
New York Life Global Funding
2.15%, 6/18/2019(c)	2,560	2,548
1.95%, 2/11/2020(c)	7,766	7,658
2.00%, 4/9/2020(c)	3,770	3,709
(ICE LIBOR USD 3 Month + 0.16%), 2.56%, 10/1/2020(a)(c)	27,410	27,340
Pricoa Global Funding I 2.20%, 5/16/2019(c)	17,888	17,826
Principal Life Global Funding II
1.50%, 4/18/2019(c)	11,613	11,549
2.15%, 1/10/2020(c)	24,695	24,363
2.20%, 4/8/2020(c)	6,680	6,580
(ICE LIBOR USD 3 Month + 0.30%), 2.67%, 6/26/2020(a)(c)	37,164	37,197
Protective Life Global Funding
1.72%, 4/15/2019(c)	8,425	8,383
1.56%, 9/13/2019(c)	12,465	12,312
(ICE LIBOR USD 3 Month + 0.37%), 2.81%, 7/13/2020(a)(c)	42,160	42,152
(ICE LIBOR USD 3 Month + 0.52%), 2.91%, 6/28/2021(a)(c)	39,600	39,610
Prudential Financial, Inc. 7.38%, 6/15/2019	9,957	10,170
Reliance Standard Life Global Funding II
2.50%, 4/24/2019(c)	30,382	30,287
2.50%, 1/15/2020(c)	779	770
Suncorp-Metway Ltd. (Australia) 2.10%, 5/3/2019(c)	1,880	1,872

		487,299

Interactive Media & Services — 0.6%
Tencent Holdings Ltd. (China)
3.38%, 5/2/2019(c)	48,982	48,980
2.88%, 2/11/2020(c)	5,978	5,947

		54,927

Internet & Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd. (China) 2.50%, 11/28/2019	13,775	13,674

IT Services — 0.1%
International Business Machines Corp. 8.38%, 11/1/2019	4,750	4,969
Western Union Co. (The) 3.35%, 5/22/2019	5,851	5,845

		10,814

Media — 0.4%
Comcast Corp. (ICE LIBOR USD 3 Month + 0.33%), 2.74%, 10/1/2020(a)	20,723	20,713
Omnicom Group, Inc. 6.25%, 7/15/2019	14,331	14,592

		35,305

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Multi-Utilities — 1.2%
Dominion Energy, Inc.
1.88%, 12/15/2018(c)	11,515	11,510
Series A, 1.88%, 1/15/2019	2,670	2,666
Series B, 1.60%, 8/15/2019	7,965	7,872
5.20%, 8/15/2019	6,301	6,382
DTE Energy Co.
1.50%, 10/1/2019	4,809	4,738
2.40%, 12/1/2019	4,549	4,504
Public Service Enterprise Group, Inc. 1.60%, 11/15/2019	31,731	31,175
Sempra Energy
9.80%, 2/15/2019	23,166	23,458
(ICE LIBOR USD 3 Month + 0.25%), 2.69%, 7/15/2019(a)	15,445	15,421

		107,726

Oil, Gas & Consumable Fuels — 1.0%
BP Capital Markets plc (United Kingdom)
1.77%, 9/19/2019	8,854	8,750
2.32%, 2/13/2020	11,100	10,984
Enbridge, Inc. (Canada) (ICE LIBOR USD 3 Month + 0.40%), 2.81%, 1/10/2020(a)	7,300	7,272
Enterprise Products Operating LLC
Series N, 6.50%, 1/31/2019	15,334	15,405
2.55%, 10/15/2019	6,981	6,942
EOG Resources, Inc. 5.63%, 6/1/2019	19,022	19,228
Phillips 66 (ICE LIBOR USD 3 Month + 0.65%), 3.09%, 4/15/2019(a)(c)	17,318	17,321
TransCanada PipeLines Ltd. (Canada)
3.13%, 1/15/2019	3,979	3,977
7.13%, 1/15/2019	2,766	2,778

		92,657

Pharmaceuticals — 0.2%
Roche Holdings, Inc. (Switzerland) 2.25%, 9/30/2019(c)	22,700	22,542

Road & Rail — 0.4%
Canadian Pacific Railway Co. (Canada) 7.25%, 5/15/2019	11,439	11,642
ERAC USA Finance LLC 2.35%, 10/15/2019(c)	6,585	6,525
Ryder System, Inc. 2.55%, 6/1/2019	17,703	17,636

		35,803

Technology Hardware, Storage & Peripherals — 0.0%(b)
Apple, Inc. (ICE LIBOR USD 3 Month + 0.82%), 3.50%, 2/22/2019(a)	300	301

Thrifts & Mortgage Finance — 0.3%
BPCE SA (France) 2.50%, 7/15/2019	30,857	30,714

Tobacco — 0.5%
Philip Morris International, Inc. 1.88%, 11/1/2019	1,989	1,966
Reynolds American, Inc. (United Kingdom) 8.13%, 6/23/2019	41,265	42,249

		44,215

Trading Companies & Distributors — 0.3%
Air Lease Corp. 3.38%, 1/15/2019	24,526	24,530

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV (Mexico) 5.00%, 10/16/2019	18,274	18,493

TOTAL CORPORATE BONDS (Cost $4,979,869)		4,969,530

CERTIFICATES OF DEPOSIT — 9.8%
Bank of Montreal (Canada) (ICE LIBOR USD 3 Month + 0.19%), 2.51%, 3/6/2020(a)	33,580	33,576
Bank of Nova Scotia (The) (Canada)
(ICE LIBOR USD 3 Month + 0.22%), 2.61%, 12/30/2019(a)	20,000	20,002
(ICE LIBOR USD 3 Month + 0.19%), 2.52%, 3/11/2020(a)	14,850	14,843
(ICE LIBOR USD 3 Month + 0.30%), 2.98%, 5/22/2020(a)	64,400	64,446
(ICE LIBOR USD 3 Month + 0.28%), 2.62%, 9/21/2020(a)	1,770	1,769
Canadian Imperial Bank of Commerce (Canada)
(ICE LIBOR USD 3 Month + 0.17%), 2.51%, 3/18/2020(a)	40,740	40,704
(ICE LIBOR USD 3 Month + 0.40%), 2.80%, 5/2/2020(a)	43,980	43,912
Credit Agricole Corporate and Investment Bank (France)
(ICE LIBOR USD 3 Month + 0.39%), 3.00%, 5/11/2020(a)	96,840	96,887
(ICE LIBOR USD 3 Month + 0.35%), 2.87%, 7/30/2020(a)	8,200	8,199
DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.14%), 2.55%, 4/6/2020(a)	27,620	27,612

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CERTIFICATES OF DEPOSIT — continued
Lloyds Bank Corporate Markets plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.50%), 2.87%, 9/24/2020(a)	41,735	41,735
(ICE LIBOR USD 3 Month + 0.50%), 2.91%, 10/26/2020(a)	560	560
Mizuho Bank Ltd. (Japan) (ICE LIBOR USD 3 Month + 0.33%), 2.74%, 4/15/2020(a)	25,000	24,996
National Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.19%), 2.80%, 2/14/2020(a)	30,180	30,176
Nordea Bank AB (Finland)
(ICE LIBOR USD 3 Month + 0.40%), 2.78%, 3/27/2020(a)	65,800	65,977
(ICE LIBOR USD 3 Month + 0.30%), 2.62%, 6/5/2020(a)	39,320	39,366
(ICE LIBOR USD 3 Month + 0.28%), 2.61%, 9/4/2020(a)	23,810	23,806
Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 3 Month + 0.41%), 2.75%, 6/18/2020(a)	101,596	101,626
Svenska Handelsbanken AB (Sweden)
(ICE LIBOR USD 3 Month + 0.40%), 2.80%, 4/1/2020(a)	74,680	74,844
(ICE LIBOR USD 3 Month + 0.30%), 2.63%, 6/11/2020(a)	35,873	35,900
(ICE LIBOR USD 3 Month + 0.28%), 2.62%, 9/11/2020(a)	31,000	31,000
UBS AG (Switzerland) (ICE LIBOR USD 3 Month + 0.42%), 2.74%, 3/2/2020(a)	81,525	81,605

TOTAL CERTIFICATES OF DEPOSIT (Cost $902,869)		903,541

ASSET-BACKED SECURITIES — 7.1%
Ally Auto Receivables Trust
Series 2017-3, Class A2, 1.53%, 3/16/2020	3,988	3,983
Series 2017-5, Class A2, 1.81%, 6/15/2020	12,158	12,129
AmeriCredit Automobile Receivables Trust
Series 2017-3, Class A2A, 1.69%, 12/18/2020	3,632	3,621
Series 2017-4, Class A2A, 1.83%, 5/18/2021	17,694	17,628
Series 2018-1, Class A2A, 2.71%, 7/19/2021	7,612	7,598
Series 2017-1, Class A3, 1.87%, 8/18/2021	1,384	1,375
Series 2018-2, Class A2A, 2.86%, 11/18/2021	44,334	44,230
Series 2018-3, Class A2A, 3.22%, 1/18/2022	33,720	33,721
BMW Vehicle Lease Trust Series 2017-2, Class A2A, 1.80%, 2/20/2020	5,705	5,690
Capital Auto Receivables Asset Trust
Series 2016-2, Class A3, 1.46%, 6/22/2020	877	875
Series 2017-1, Class A2, 1.76%, 6/22/2020(c)	6,961	6,948
CarMax Auto Owner Trust
Series 2015-2, Class A3, 1.37%, 3/16/2020	482	482
Series 2017-2, Class A2, 1.63%, 6/15/2020	7,503	7,493
Series 2015-4, Class A3, 1.56%, 11/16/2020	1,195	1,190
Series 2016-1, Class A3, 1.61%, 11/16/2020	979	974
Series 2018-3, Class A2A, 2.88%, 10/15/2021	31,676	31,592
Citibank Credit Card Issuance Trust Series 2016-A1, Class A1, 1.75%, 11/19/2021	18,562	18,334
CNH Equipment Trust
Series 2017-A, Class A2, 1.64%, 7/15/2020	6,912	6,902
Series 2018-A, Class A2, 2.78%, 8/16/2021	64,187	64,083
Dell Equipment Finance Trust
Series 2017-2, Class A2A, 1.97%, 2/24/2020(c)	5,656	5,635
Series 2018-1, Class A2A, 2.97%, 10/22/2020(c)	18,578	18,564
Drive Auto Receivables Trust
Series 2018-2, Class A2, 2.64%, 9/15/2020	7,964	7,960
Series 2018-2, Class A3, 2.88%, 6/15/2021	7,785	7,782
Series 2018-3, Class A3, 3.01%, 11/15/2021	16,667	16,634
Ford Credit Auto Lease Trust
Series 2017-B, Class A2A, 1.80%, 6/15/2020	21,855	21,788
Series 2018-A, Class A2A, 2.71%, 12/15/2020	13,149	13,130
Ford Credit Auto Owner Trust
Series 2017-C, Class A2A, 1.80%, 9/15/2020	15,556	15,499
Series 2015-1, Class A, 2.12%, 7/15/2026(c)	11,635	11,493
Honda Auto Receivables Owner Trust
Series 2017-4, Class A2, 1.80%, 1/21/2020	21,689	21,636
Series 2017-1, Class A3, 1.72%, 7/21/2021	15,822	15,665

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
ASSET-BACKED SECURITIES — continued
Hyundai Auto Lease Securitization Trust
Series 2016-C, Class A3, 1.49%, 2/18/2020(c)	1,805	1,803
Series 2017-C, Class A2A, 1.89%, 3/16/2020(c)	21,954	21,870
Series 2017-A, Class A3, 1.88%, 8/17/2020(c)	1,953	1,948
Series 2018-A, Class A2A, 2.55%, 8/17/2020(c)	4,305	4,295
Mercedes-Benz Auto Lease Trust
Series 2016-B, Class A3, 1.35%, 8/15/2019	1,233	1,232
Series 2018-A, Class A2, 2.20%, 4/15/2020	24,093	24,042
Series 2018-A, Class A3, 2.41%, 2/16/2021	4,500	4,473
Mercedes-Benz Auto Receivables Trust
Series 2018-1, Class A2A, 2.71%, 4/15/2021	17,895	17,852
Series 2015-1, Class A4, 1.75%, 12/15/2021	2,222	2,210
Nissan Auto Lease Trust
Series 2016-B, Class A3, 1.50%, 7/15/2019	236	235
Series 2017-A, Class A3, 1.91%, 4/15/2020	5,378	5,346
Santander Drive Auto Receivables Trust
Series 2018-2, Class A2A, 2.58%, 10/15/2020	2,525	2,522
Series 2018-1, Class A2, 2.10%, 11/16/2020	8,929	8,914
Series 2018-4, Class A2, 2.73%, 3/15/2021	15,225	15,206
Synchrony Credit Card Master Note Trust Series 2016-1, Class A, 2.04%, 3/15/2022	30,837	30,763
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A3, 1.30%, 4/15/2020	1,912	1,904
Series 2018-C, Class A2A, 2.77%, 8/16/2021	52,542	52,395
Verizon Owner Trust Series 2016-2A, Class A, 1.68%, 5/20/2021(c)	19,400	19,278
Volvo Financial Equipment LLC
Series 2017-1A, Class A2, 1.55%, 10/15/2019(c)	970	969
Series 2017-1A, Class A3, 1.92%, 3/15/2021(c)	4,041	4,007
World Omni Auto Receivables Trust
Series 2017-A, Class A2A, 1.50%, 8/17/2020	89	89
Series 2018-C, Class A2, 2.80%, 1/18/2022	12,698	12,682

TOTAL ASSET-BACKED SECURITIES (Cost $659,656)		658,669

U.S. TREASURY OBLIGATIONS — 5.2%
U.S. Treasury Notes
1.13%, 5/31/2019	79,400	78,860
1.25%, 6/30/2019	76,400	75,815
1.38%, 7/31/2019	37,800	37,493
1.25%, 8/31/2019	83,600	82,725
1.63%, 8/31/2019	59,100	58,648
0.88%, 9/15/2019	81,600	80,465
1.00%, 11/15/2019	73,300	72,117

TOTAL U.S. TREASURY OBLIGATIONS (Cost $486,580)		486,123

SUPRANATIONAL — 0.3%
International Bank for Reconstruction & Development (Supranational) 0.88%, 8/15/2019(Cost $24,683)	25,000	24,677

FOREIGN GOVERNMENT SECURITIES — 0.0%(b)
Japan Finance Organization for Municipalities (Japan) 2.13%, 3/6/2019(c)(Cost $1,950)	1,950	1,946

SHORT-TERM INVESTMENTS — 24.5%
CERTIFICATES OF DEPOSIT — 9.1%
Bank of Montreal (Canada) (ICE LIBOR USD 3 Month + 0.21%), 2.79%, 11/1/2019(a)(e)	17,000	16,998
Bank of Nova Scotia (The) (Canada)
(ICE LIBOR USD 3 Month + 0.28%), 2.80%, 10/15/2019(a)(e)	2,915	2,917
(ICE LIBOR USD 3 Month + 0.26%), 2.90%, 11/4/2019(a)(e)	35,200	35,219
Barclays Bank plc (United Kingdom) 3.00%, 9/19/2019(e)	90,000	89,941
Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 3 Month + 0.41%), 2.53%, 9/20/2019(a)(e)	6,651	6,663
3.08%, 10/25/2019(e)	29,550	29,563

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
SHORT-TERM INVESTMENTS — continued
CERTIFICATES OF DEPOSIT — continued
Commonwealth Bank of Australia (Australia) (ICE LIBOR USD 3 Month + 0.10%), 2.56%, 10/10/2019(a)(e)	28,000	27,983
Cooperatieve Rabobank UA (Netherlands)
1.78%, 4/3/2019(e)	36,710	36,636
2.91%, 7/29/2019(e)	22,537	22,538
Credit Suisse AG (Switzerland)
(ICE LIBOR USD 3 Month + 0.34%), 2.79%, 4/9/2019(a)(e)	4,850	4,854
2.94%, 9/27/2019(e)	67,260	67,186
Goldman Sachs Bank USA (ICE LIBOR USD 3 Month + 0.15%), 2.82%, 8/16/2019(a)(e)	8,990	8,989
HSBC Bank USA NA 2.78%, 9/4/2019(e)	63,900	63,771
Industrial & Commercial Bank of China Ltd. (China) 2.92%, 2/26/2019(e)	96,830	96,835
Lloyds Bank plc 3.00%, 10/17/2019(e)	43,240	43,184
Mizuho Bank Ltd. (Japan) (ICE LIBOR USD 3 Month + 0.40%), 2.85%, 10/25/2019(a)(e)	4,019	4,025
MUFG Bank Ltd. (Japan)
(ICE LIBOR USD 3 Month + 0.65%), 3.06%, 2/22/2019(a)(e)	6,120	6,126
(ICE LIBOR USD 3 Month + 0.43%), 2.91%, 7/15/2019(a)(e)	22,641	22,673
(ICE LIBOR USD 3 Month + 0.45%), 2.84%, 9/9/2019(a)(e)	15,360	15,389
Natixis SA (France) 2.75%, 5/15/2019(e)	19,500	19,488
Royal Bank of Canada (Canada) 2.74%, 7/16/2019(e)	5,000	4,993
Societe Generale SA (France) 3.05%, 10/18/2019(e)	14,300	14,295
Standard Chartered Bank (United Kingdom)
2.89%, 9/17/2019(e)	39,500	39,444
3.18%, 10/23/2019(e)	17,075	17,084
Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 3 Month + 0.10%), 2.48%, 6/4/2019(a)(e)	2,000	2,000
Toronto-Dominion Bank (The) (Canada) 2.66%, 5/3/2019(e)	10,900	10,892
US Bank NA 2.91%, 7/23/2019(e)	84,500	84,457
Westpac Banking Corp. (Australia) 2.97%, 10/18/2019(e)	49,100	49,069

TOTAL CERTIFICATES OF DEPOSIT (Cost $843,657)		843,212

COMMERCIAL PAPER — 10.6%
ASSA ABLOY Financial Services AB (Sweden)
3.08%, 3/18/2019(c)(e)	17,000	16,852
2.95%, 3/25/2019(c)(e)	12,686	12,568
AT&T, Inc.
2.96%, 5/28/2019(c)(e)	4,200	4,137
3.09%, 5/30/2019(c)(e)	38,190	37,606
Bank of China Ltd. (China)
2.94%, 3/27/2019(e)	69,440	68,777
3.02%, 4/23/2019(e)	5,550	5,483
3.13%, 5/10/2019(c)(e)	13,165	12,985
3.14%, 5/14/2019(e)	23,190	22,865
BNZ International Funding Ltd. (New Zealand) 2.98%, 10/11/2019(c)(e)	14,586	14,202
BP Capital Markets plc (United Kingdom) 3.02%, 10/10/2019(c)(e)	12,050	11,730
Campbell Soup Co. Corporate Commercial Paper
2.99%, 1/28/2019(c)(e)	20,500	20,408
2.99%, 1/30/2019(c)(e)	6,500	6,470
China Construction Bank Corp. (China) 2.94%, 2/25/2019(c)(e)	46,720	46,396
Enbridge Energy Partners LP 3.13%, 12/14/2018(c)(e)	22,600	22,578
Entergy Corp.
2.81%, 2/8/2019(c)(e)	1,648	1,639
2.81%, 2/11/2019(c)(e)	18,352	18,245
Federation des caisses Desjardins du Quebec (The) (Canada) 2.73%, 7/22/2019(c)(e)	28,900	28,348
General Electric Co. 2.94%, 3/29/2019(e)	43,700	43,255
Industrial & Commercial Bank of China Ltd. (China) 2.84%, 2/15/2019(c)(e)	52,100	51,789
Kentucky Utilities Co. 2.92%, 1/22/2019(c)(e)	10,100	10,060
Macquarie Bank Ltd. (Australia)
2.73%, 7/8/2019(c)e)	33,450	32,850
3.10%, 10/25/2019(c)(e)	4,000	3,887
Marriott International, Inc.
2.72%, 1/9/2019(c)(e)	3,900	3,888
2.72%, 1/11/2019(c)(e)	16,100	16,051
National Grid USA 3.02%, 2/19/2019(c)(e)	21,300	21,164
Nutrien Ltd. (Canada) 2.72%, 12/21/2018(c)(e)	40,000	39,933
Ontario Teachers’ Finance Trust (Canada) 2.81%, 8/22/2019(c)(e)	7,317	7,155
Parker-Hannifin Corp. 2.92%, 2/22/2019(c)(e)	25,000	24,851
Puget Sound Energy, Inc.
2.81%, 1/3/2019(e)	11,330	11,302
2.81%, 1/4/2019(e)	4,500	4,489
Reckitt Benckiser Treasury Services plc (United Kingdom)
2.66%, 2/20/2019(c)(e)	23,340	23,205
2.69%, 3/5/2019(c)(e)	23,080	22,922
2.69%, 3/7/2019(c)(e)	15,000	14,895

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
SHORT-TERM INVESTMENTS — continued
COMMERCIAL PAPER — continued
Schlumberger Holdings Corp. 2.86%, 3/1/2019(c)(e)	40,000	39,711
Societe Generale SA (France) 2.90%, 8/2/2019(e)	89,858	87,275
Suncor Energy, Inc. (Canada)
2.97%, 2/27/2019(c)(e)	12,500	12,411
0.00%3/1/2019(c)(e)	12,500	12,408
Suncorp-Metway Ltd. (Australia) 3.01%, 7/23/2019(c)(e)	15,907	15,590
Telstra Corp. Ltd. (Australia) 3.05%, 4/29/2019(c)(e)	7,000	6,915
Toronto-Dominion Bank (The) (Canada) 3.09%, 10/18/2019(c)(e)	47,500	46,198
VW Credit, Inc. (Germany)
2.67%, 2/22/2019(c)(e)	22,000	21,853
2.82%, 3/20/2019(c)(e)	12,200	12,092
Walgreens Boots Alliance, Inc.
2.77%, 1/23/2019(e)	16,015	15,950
3.30%, 5/24/2019(e)	32,590	32,107
Westpac Banking Corp. (Australia) 3.10%, 11/4/2019(c)(e)	900	874

TOTAL COMMERCIAL PAPER (Cost $987,456)		986,369

	Shares ($000)
INVESTMENT COMPANIES — 1.1%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.30%(f)(g)(Cost $99,041)	99,032	99,042

	Principal Amount ($000)
REPURCHASE AGREEMENTS — 3.7%
Citigroup Global Markets Holdings, Inc., 3.46%, dated 11/30/2018, due 1/18/2019, repurchase price $110,517, collateralized by Collateralized Mortgage Obligations, 0.00% - 8.18%, due 11/25/2032 - 11/25/2056, with the value of $118,800.	110,000	110,000
Merrill Lynch Pierce Fenner & Smith, Inc., 2.65%, dated 11/30/2018, due 12/4/2018, repurchase price $55,016, collateralized by Municipal Bonds, 0.00% - 5.50%, due 7/1/2020 - 6/1/2034, with the value of $59,400.	55,000	55,000
Wells Fargo Securities LLC, 3.31%, dated 11/30/2018, due 5/13/2019, repurchase price $182,714, collateralized by Asset-Backed Securities, 0.83%, due 7/25/2037, Corporate Notes and Bonds, 5.75% - 11.50%, due 12/15/2019 - 10/24/2023, Collateralized Mortgage Obligations, 3.16% - 5.12%, due 11/24/2031 - 6/17/2049, FHLMC, 3.96% - 6.87%, due 10/25/2024 - 1/25/2056, FNMA Connecticut Avenue Securities, 5.32%, due 7/25/2024, Municipal Bonds 2.29% - 7.25%, due 8/1/2020 - 8/1/2057, with the value of $197,619.	180,000	180,000

TOTAL REPURCHASE AGREEMENTS (Cost $345,000)		345,000

TOTAL SHORT-TERM INVESTMENTS (Cost $2,275,154)		2,273,623

Total Investments — 100.5% (Cost $9,330,761)		9,318,109
Liabilities in Excess of Other Assets — (0.5%)		(43,406)

Net Assets — 100.0%		9,274,703

Percentages indicated are based on net assets.

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFRRATE	SOFR Secured Overnight Financing Rate
USD	Real Estate Investment Trust
(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the effective yield as of November 30, 2018.
(f)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of November 30, 2018.

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each Underlying Fund’s net asset values or NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$658,669	$—	$658,669
Certificates of Deposit	—	903,541	—	903,541
Corporate Bonds	—	4,969,530	—	4,969,530
Foreign Government Securities	—	1,946	—	1,946
Supranational	—	24,677	—	24,677
U.S. Treasury Obligations	—	486,123	—	486,123
Short-Term Investments
Certificates of Deposit	—	843,212	—	843,212
Commercial Paper	—	986,369	—	986,369
Investment Companies	99,042	—	—	99,042
Repurchase Agreements	—	345,000	—	345,000

Total Investments in Securities	$99,042	$9,219,067	$—	$9,318,109

There were no transfers among any levels during the period ended November 30, 2018.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — 38.8%
Aerospace & Defense — 1.0%
Arconic, Inc. 5.90%, 2/1/2027		758	728
Bombardier, Inc. (Canada)
8.75%, 12/1/2021(a)		466	480
6.00%, 10/15/2022(a)		135	128
Harris Corp. 4.85%, 4/27/2035		3,705	3,683
KLX, Inc. 5.88%, 12/1/2022(a)		1,920	1,976
Kratos Defense & Security Solutions, Inc. 6.50%, 11/30/2025(a)		1,145	1,179
Leonardo SpA (Italy) 4.88%, 3/24/2025	EUR	750	936
Rockwell Collins, Inc. 3.50%, 3/15/2027		2,250	2,116
TransDigm, Inc. 6.50%, 7/15/2024		356	357
Triumph Group, Inc.
4.88%, 4/1/2021		1,370	1,271
7.75%, 8/15/2025		525	483
United Technologies Corp.
3.95%, 8/16/2025		1,305	1,290
4.13%, 11/16/2028		1,620	1,591

			16,218

Air Freight & Logistics — 0.0%(b)
XPO Logistics, Inc. 6.50%, 6/15/2022(a)		652	663

Airlines — 0.2%
Continental Airlines Pass-Through Trust
Series 2012-2, Class A, 4.00%, 10/29/2024		3,791	3,785

Auto Components — 0.7%
Adient Global Holdings Ltd.
3.50%, 8/15/2024(c)	EUR	400	362
4.88%, 8/15/2026(a)		2,600	2,087
Allison Transmission, Inc. 4.75%, 10/1/2027(a)		350	315
American Axle & Manufacturing, Inc.
6.63%, 10/15/2022		533	532
6.25%, 4/1/2025(d)		1,069	994
6.50%, 4/1/2027(d)		600	544
Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026(a)		1,035	942
Dana Financing Luxembourg SARL 6.50%, 6/1/2026(a)		495	481
Dana, Inc. 5.50%, 12/15/2024		2,500	2,381
Delphi Technologies plc 5.00%, 10/1/2025(a)		635	550
Faurecia SA (France) 2.63%, 6/15/2025(c)	EUR	750	808
Goodyear Tire & Rubber Co. (The) 4.88%, 3/15/2027		84	76
Icahn Enterprises LP 5.88%, 2/1/2022		150	151
IHO Verwaltungs GmbH (Germany)
3.25% (cash), 9/15/2023(c)(e)	EUR	600	661
3.75% (cash), 9/15/2026(c)(e)	EUR	900	982
LKQ European Holdings BV 3.63%, 4/1/2026(a)	EUR	384	423
LKQ Italia Bondco SpA 3.88%, 4/1/2024(c)	EUR	200	232

			12,521

Automobiles — 0.5%
Daimler Finance North America LLC (Germany)
(ICE LIBOR USD 3 Month + 0.67%), 3.25%, 11/5/2021(a)(f)		3,005	2,996
Fiat Chrysler Automobiles NV (United Kingdom) 3.75%, 3/29/2024(c)	EUR	2,000	2,417
General Motors Co. 5.20%, 4/1/2045		1,375	1,148
Peugeot SA (France)
2.38%, 4/14/2023(c)	EUR	867	1,014
2.00%, 3/20/2025(c)	EUR	400	443

			8,018

Banks — 5.0%
Banco Bilbao Vizcaya Argentaria SA (Spain)
(EUR Swap Annual 5 Year + 9.18%), 8.88%, 4/14/2021(c)(f)(g)(h)	EUR	800	987
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023(f)		1,990	1,908
3.25%, 10/21/2027		3,760	3,456
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028(f)(g)(h)		4,450	4,250
Bankia SA (Spain)
(EUR Swap Annual 5 Year + 3.35%), 3.38%, 3/15/2027(c)(f)	EUR	1,800	2,054
Barclays plc (United Kingdom) 5.20%, 5/12/2026		223	212
Citigroup, Inc.
Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020(f)(g)(h)		3,421	3,440
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023(f)(g)(h)		200	196
3.70%, 1/12/2026		1,890	1,796
3.20%, 10/21/2026		1,705	1,558

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Banks — continued
Credit Agricole SA (France)
(USD Swap Semi 5 Year + 6.19%), 8.13%, 12/23/2025(a)(f)(g)(h)		950	987
Danske Bank A/S (Denmark)
(EUR Swap Annual 7 Year + 5.47%), 5.88%, 4/6/2022(c)(f)(g)(h)	EUR	1,600	1,811
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.00%), 3.64%, 5/18/2024(f)		3,378	3,325
(USD ICE Swap Rate 5 Year + 4.37%), 6.38%, 3/30/2025(f)(g)(h)		2,478	2,367
ING Groep NV (Netherlands)
(USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022(c)(f)(g)(h)		751	751
(EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028(f)	EUR	3,800	4,470
Intesa Sanpaolo SpA (Italy) 5.71%, 1/15/2026(a)		1,620	1,424
Mitsubishi UFJ Financial Group, Inc. (Japan)
(ICE LIBOR USD 3 Month + 0.86%), 3.37%, 7/26/2023(f)		3,690	3,696
Nordea Hypotek AB (Sweden)
Series 5531, 1.00%, 4/8/2022(c)	SEK	80,000	8,981
Royal Bank of Canada (Canada)
(ICE LIBOR USD 3 Month + 0.66%), 3.07%, 10/5/2023(f)		3,700	3,659
Royal Bank of Scotland Group plc (United Kingdom)
(USD Swap Semi 5 Year + 7.60%), 8.63%, 8/15/2021(f)(g)(h)		900	927
6.13%, 12/15/2022		930	944
(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023(f)		2,137	2,036
Skandinaviska Enskilda Banken AB (Sweden)
Series 575, 1.50%, 12/21/2022(c)	SEK	36,000	4,104
Societe Generale SA (France)
(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025(a)(f)(g)(h)		2,339	2,345
Stadshypotek AB (Sweden)
Series 1586, 4.50%, 9/21/2022(c)	SEK	70,000	8,848
Swedbank Hypotek AB (Sweden)
Series 191, 1.00%, 6/15/2022(c)	SEK	80,000	8,972
UBS Group AG (Switzerland)
(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022(c)(f)(g)(h)	EUR	2,400	2,910
UBS Group Funding Switzerland AG (Switzerland)
(USD Swap Semi 5 Year + 5.46%), 7.13%, 2/19/2020(c)(f)(g)(h)		2,682	2,702
Wells Fargo & Co. 4.75%, 12/7/2046		550	522

			85,638

Beverages — 0.0%(b)
Anheuser-Busch Cos. LLC (Belgium) 4.90%, 2/1/2046(a)		500	467
Cott Holdings, Inc. (Canada) 5.50%, 4/1/2025(a)		149	144

			611

Biotechnology — 0.0%(b)
Grifols SA (Spain) 3.20%, 5/1/2025(c)	EUR	700	785

Building Products — 0.4%
American Woodmark Corp. 4.88%, 3/15/2026(a)		230	209
James Hardie International Finance DAC (Ireland) 4.75%, 1/15/2025(a)		1,000	925
JELD-WEN, Inc. 4.63%, 12/15/2025(a)		1,015	908
Masco Corp.
4.38%, 4/1/2026		684	674
3.50%, 11/15/2027		818	743
Masonite International Corp. 5.75%, 9/15/2026(a)		90	85
Owens Corning
4.30%, 7/15/2047		1,770	1,351
4.40%, 1/30/2048		380	295
PGT Escrow Issuer, Inc. 6.75%, 8/1/2026(a)		84	85
Standard Industries, Inc. 4.75%, 1/15/2028(a)		965	844

			6,119

Capital Markets — 2.3%
A10 Revolving Asset Financing LLC 8.81%, 1/9/2020‡		6,000	6,000
Carlyle Promissory Note 4.44%, 7/15/2019‡		113	113
Credit Suisse AG (Switzerland)
(EUR Swap Annual 5 Year + 4.00%), 5.75%, 9/18/2025(c)(f)	EUR	1,020	1,233
Credit Suisse Group AG (Switzerland)
(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023(a)(f)(g)(h)		3,910	3,979
4.28%, 1/9/2028(a)		3,330	3,174
(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029(a)(f)		1,345	1,240

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Capital Markets — continued
Goldman Sachs Group, Inc. (The)
Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022(f)(g)(h)		4,750	4,192
(ICE LIBOR USD 3 Month + 1.60%), 4.31%, 11/29/2023(f)		5,195	5,251
4.25%, 10/21/2025		1,650	1,592
(ICE LIBOR USD 3 Month + 1.17%), 3.79%, 5/15/2026(f)		2,358	2,302
(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029(f)		871	809
Morgan Stanley
Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020(f)(g)(h)		2,020	2,038
3.13%, 7/27/2026		4,405	4,024
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029(f)		530	500
UBS AG (Switzerland) 5.13%, 5/15/2024(c)		3,815	3,757

			40,204

Chemicals — 1.2%
Arkema SA (France)
(EUR Swap Annual 5 Year + 4.35%), 4.75%, 10/29/2020(c)(f)(g)(h)	EUR	300	354
Ashland LLC 4.75%, 8/15/2022(i)		350	347
Axalta Coating Systems LLC 4.25%, 8/15/2024(c)	EUR	650	743
CF Industries, Inc. 4.50%, 12/1/2026(a)		1,725	1,692
Chemours Co. (The)
6.63%, 5/15/2023		1,010	1,025
7.00%, 5/15/2025		150	151
CTC BondCo GmbH (Germany) 5.25%, 12/15/2025(c)	EUR	1,300	1,400
FXI Holdings, Inc. 7.88%, 11/1/2024(a)		239	214
Gates Global LLC 6.00%, 7/15/2022(a)		194	193
GCP Applied Technologies, Inc. 5.50%, 4/15/2026(a)		600	574
Huntsman International LLC
5.13%, 11/15/2022		940	957
4.25%, 4/1/2025	EUR	1,300	1,619
INEOS Group Holdings SA (Luxembourg)
5.38%, 8/1/2024(c)	EUR	600	679
5.63%, 8/1/2024(a)		2,220	2,064
Kraton Polymers LLC 5.25%, 5/15/2026(a)	EUR	455	474
Kronos International, Inc. 3.75%, 9/15/2025(c)	EUR	350	357
Monitchem HoldCo 2 SA (Luxembourg) 6.88%, 6/15/2022(c)	EUR	700	633
NOVA Chemicals Corp. (Canada) 5.25%, 6/1/2027(a)		1,670	1,530
OCP SA (Morocco) 4.50%, 10/22/2025(c)		2,850	2,665
PolyOne Corp. 5.25%, 3/15/2023		400	399
Rain CII Carbon LLC 7.25%, 4/1/2025(a)		1,350	1,249
Solvay Finance SA (Belgium)
(EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023(c)(f)(g)(h)	EUR	1,000	1,213
Trinseo Materials Operating SCA 5.38%, 9/1/2025(a)		800	706

			21,238

Commercial Services & Supplies — 0.5%
ACCO Brands Corp. 5.25%, 12/15/2024(a)		1,205	1,112
ADT Security Corp. (The) 4.13%, 6/15/2023		635	592
Clean Harbors, Inc. 5.13%, 6/1/2021		1,300	1,303
Elis SA (France) 1.88%, 2/15/2023(c)	EUR	1,000	1,128
Garda World Security Corp. (Canada) 8.75%, 5/15/2025(a)		480	438
ILFC E-Capital Trust I
(USD Constant Maturity 30 Year + 1.55%), 4.78%, 12/21/2065‡(a)(f)		255	215
Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025(a)		150	146
Paprec Holding SA (France) 4.00%, 3/31/2025(c)	EUR	1,000	993
Prime Security Services Borrower LLC 9.25%, 5/15/2023(a)		531	563
SPIE SA (France) 3.13%, 3/22/2024(c)	EUR	1,200	1,329
Verisure Midholding AB (Sweden) 5.75%, 12/1/2023(c)	EUR	1,375	1,532

			9,351

Communications Equipment — 0.1%
Avaya, Inc. 7.00%, 4/1/2019‡(j)		265	—	(k)
CommScope Technologies LLC 6.00%, 6/15/2025(a)		1,915	1,774
Goodman Networks, Inc. 8.00%, 5/11/2022‡		94	47
Telefonaktiebolaget LM Ericsson (Sweden) 1.88%, 3/1/2024(c)	EUR	400	450
ViaSat, Inc. 5.63%, 9/15/2025(a)		5	5

			2,276

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Construction & Engineering — 0.0%(b)
MasTec, Inc. 4.88%, 3/15/2023		205	199
Novafives SAS (France) 5.00%, 6/15/2025(a)	EUR	600	538

			737

Construction Materials — 0.2%
Cemex SAB de CV (Mexico) 7.75%, 4/16/2026(a)		771	807
Martin Marietta Materials, Inc.
3.50%, 12/15/2027		2,065	1,874
4.25%, 12/15/2047		706	564

			3,245

Consumer Finance — 1.0%
AerCap Ireland Capital DAC (Ireland)
4.63%, 10/30/2020		2,076	2,088
5.00%, 10/1/2021		284	290
3.65%, 7/21/2027		3,271	2,855
Ally Financial, Inc.
4.63%, 5/19/2022		1,714	1,714
4.63%, 3/30/2025		535	526
8.00%, 11/1/2031		270	315
American Express Co.
(ICE LIBOR USD 3 Month + 0.60%), 3.20%, 11/5/2021(f)		2,640	2,636
Capital One Financial Corp. 3.75%, 7/28/2026		2,260	2,053
Curo Group Holdings Corp. 8.25%, 9/1/2025(a)		229	191
General Motors Financial Co., Inc. 4.00%, 10/6/2026		2,645	2,383
ILFC E-Capital Trust II
(US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 5.03%, 12/21/2065‡(a)(f)		325	269
Synchrony Financial 3.95%, 12/1/2027		1,192	1,007

			16,327

Containers & Packaging — 0.8%
Ardagh Packaging Finance plc (Ireland)
2.75%, 3/15/2024(c)	EUR	300	338
6.75%, 5/15/2024(c)	EUR	1,600	1,914
7.25%, 5/15/2024(a)		655	661
6.00%, 2/15/2025(a)		1,870	1,741
Ball Corp. 4.38%, 12/15/2023	EUR	700	882
Crown European Holdings SA
4.00%, 7/15/2022(c)	EUR	600	739
2.63%, 9/30/2024(c)	EUR	1,400	1,575
Horizon Parent Holdings SARL (France) 8.25% (cash), 2/15/2022(c)(e)	EUR	1,100	1,269
Reynolds Group Issuer, Inc. 5.75%, 10/15/2020		3,072	3,068
Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR	1,000	1,137

			13,324

Diversified Consumer Services — 0.1%
Service Corp. International
5.38%, 5/15/2024		1,019	1,024
7.50%, 4/1/2027		315	342
Sotheby’s 4.88%, 12/15/2025(a)		90	83

			1,449

Diversified Financial Services — 0.8%
CNG Holdings, Inc. 9.38%, 5/15/2020(a)		415	386
EDP Finance BV (Portugal)
5.25%, 1/14/2021(a)		5,475	5,587
3.63%, 7/15/2024(a)		3,560	3,339
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035		1,740	1,403
ProGroup AG (Germany) 3.00%, 3/31/2026(c)	EUR	1,000	1,122
Refinitiv US Holdings, Inc.
6.25%, 5/15/2026(a)		53	52
8.25%, 11/15/2026(a)		54	52
Vantiv LLC 3.88%, 11/15/2025(c)	GBP	450	549
Worldpay Finance plc (United Kingdom) 3.75%, 11/15/2022(c)	EUR	800	966

			13,456

Diversified Telecommunication Services — 2.7%
Altice France SA (France) 5.63%, 5/15/2024(c)	EUR	1,000	1,152
AT&T, Inc.
3.40%, 5/15/2025		3,040	2,830
4.80%, 6/15/2044		640	559
CCO Holdings LLC
5.38%, 5/1/2025(a)		3,700	3,635
5.75%, 2/15/2026(a)		7,915	7,915
5.50%, 5/1/2026(a)		70	68
5.13%, 5/1/2027(a)		2,280	2,161
Cellnex Telecom SA (Spain) 2.38%, 1/16/2024(c)	EUR	400	457
CenturyLink, Inc.
Series W, 6.75%, 12/1/2023		2,005	2,010
5.63%, 4/1/2025		205	192
Cincinnati Bell, Inc. 7.00%, 7/15/2024(a)		130	114
Cogent Communications Finance, Inc. 5.63%, 4/15/2021(a)		2,000	2,005
Consolidated Communications, Inc. 6.50%, 10/1/2022		82	77
Embarq Corp. 8.00%, 6/1/2036		471	442
Frontier Communications Corp.
10.50%, 9/15/2022		62	49
11.00%, 9/15/2025		147	104
8.50%, 4/1/2026(a)		400	363

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings SA (Luxembourg)
5.50%, 8/1/2023		1,961	1,731
8.00%, 2/15/2024(a)		1,857	1,943
8.50%, 10/15/2024(a)		280	277
Intelsat Luxembourg SA (Luxembourg)
7.75%, 6/1/2021		12	11
8.13%, 6/1/2023		98	81
Level 3 Financing, Inc.
5.38%, 8/15/2022		306	305
5.63%, 2/1/2023		54	54
5.38%, 5/1/2025		1,525	1,485
Sprint Capital Corp.
6.88%, 11/15/2028		250	241
8.75%, 3/15/2032		5,040	5,475
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033		218	194
6.00%, 9/30/2034		124	106
7.20%, 7/18/2036		80	76
7.72%, 6/4/2038		38	37
Telecom Italia SpA (Italy)
3.25%, 1/16/2023(c)	EUR	500	571
3.00%, 9/30/2025(c)	EUR	1,800	1,939
3.63%, 5/25/2026(c)	EUR	1,100	1,215
Telefonica Emisiones SAU (Spain) 5.21%, 3/8/2047		1,720	1,561
Virgin Media Finance plc (United Kingdom) 4.50%, 1/15/2025(c)	EUR	1,100	1,245
Virgin Media Secured Finance plc (United Kingdom)
5.25%, 1/15/2026(a)		200	187
5.50%, 8/15/2026(a)		1,595	1,502
Windstream Services LLC 9.00%, 6/30/2025(a)		1,955	1,427

			45,796

Electric Utilities — 0.9%
EDP — Energias de Portugal SA (Portugal)
(EUR Swap Annual 5 Year + 5.04%), 5.38%, 9/16/2075(c)(f)	EUR	500	600
Emera US Finance LP (Canada) 3.55%, 6/15/2026		5,700	5,327
Enel Finance International NV (Italy)
5.63%, 8/14/2024(c)	GBP	600	865
3.50%, 4/6/2028(a)		2,675	2,239
FirstEnergy Corp.
Series B, 3.90%, 7/15/2027		2,385	2,284
ITC Holdings Corp. 3.25%, 6/30/2026		3,355	3,142
Naturgy Finance BV (Spain)
(EUR Swap Annual 9 Year + 3.08%), 3.38%, 4/24/2024(c)(f)(g)(h)	EUR	1,100	1,211
Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020‡(j)		2,500	5

			15,673

Electrical Equipment — 0.1%
Orano SA (France) 4.88%, 9/23/2024	EUR	1,000	1,158
Vertiv Group Corp. 9.25%, 10/15/2024(a)		312	304

			1,462

Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc. 3.38%, 7/15/2027(c)	EUR	900	958
CDW LLC 5.00%, 9/1/2025		600	585

			1,543

Energy Equipment & Services — 0.2%
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025		35	31
Ensco plc 5.20%, 3/15/2025		79	59
Noble Holding International Ltd. 7.75%, 1/15/2024(d)		537	470
Precision Drilling Corp. (Canada)
7.75%, 12/15/2023		35	35
7.13%, 1/15/2026(a)		795	737
Saipem Finance International BV (Italy) 3.75%, 9/8/2023(c)	EUR	700	788
Transocean Guardian Ltd. 5.88%, 1/15/2024(a)		102	99
Transocean Proteus Ltd. 6.25%, 12/1/2024(a)		280	274
Transocean, Inc.
9.00%, 7/15/2023(a)		433	443
7.50%, 4/15/2031		77	62
Vallourec SA (France)
6.63%, 10/15/2022(c)	EUR	500	436
2.25%, 9/30/2024(c)	EUR	400	293
Weatherford International Ltd.
4.50%, 4/15/2022(d)		159	105
6.50%, 8/1/2036		6	3
7.00%, 3/15/2038		8	5
6.75%, 9/15/2040		3	2
5.95%, 4/15/2042		143	80

			3,922

Entertainment — 0.1%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/2025		850	769
Viacom, Inc.
(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057(f)		175	168
Warner Media LLC 2.95%, 7/15/2026		512	454
WMG Acquisition Corp.
5.63%, 4/15/2022(a)		200	202
4.13%, 11/1/2024(c)	EUR	495	581

			2,174

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp. 3.60%, 1/15/2028		1,695	1,559
CyrusOne LP
5.00%, 3/15/2024		106	105
5.38%, 3/15/2027		65	64
Equinix, Inc.
5.75%, 1/1/2025		310	315
2.88%, 10/1/2025	EUR	1,750	1,917
5.88%, 1/15/2026		1,020	1,035
ESH Hospitality, Inc. 5.25%, 5/1/2025(a)		1,525	1,458
GEO Group, Inc. (The)
5.13%, 4/1/2023		500	451
5.88%, 10/15/2024		840	756
Iron Mountain, Inc.
5.75%, 8/15/2024		110	105
3.00%, 1/15/2025(c)	EUR	600	656
Realty Income Corp. 3.00%, 1/15/2027		3,055	2,796
RHP Hotel Properties LP
5.00%, 4/15/2021		805	797
5.00%, 4/15/2023		530	523
SBA Communications Corp. 4.88%, 9/1/2024		1,120	1,089
Uniti Group LP 6.00%, 4/15/2023(a)		995	948
VICI Properties 1 LLC 8.00%, 10/15/2023		1,526	1,660

			16,234

Food & Staples Retailing — 0.4%
Albertsons Cos. LLC 5.75%, 3/15/2025		485	433
Casino Guichard Perrachon SA (France) 3.58%, 2/7/2025(c)(i)	EUR	700	680
Iceland Bondco plc (United Kingdom)
6.75%, 7/15/2024(c)	GBP	600	753
4.63%, 3/15/2025(c)	GBP	500	554
New Albertsons LP 7.45%, 8/1/2029		265	216
Picard Bondco SA (Luxembourg) 5.50%, 11/30/2024(c)	EUR	400	410
Picard Groupe SAS (France)
(EURIBOR 3 Month + 3.00%), 3.00%, 11/30/2023(c)(f)	EUR	500	551
Rite Aid Corp. 6.13%, 4/1/2023(a)		1,060	912
Tesco Corporate Treasury Services plc (United Kingdom) 2.50%, 7/1/2024(c)	EUR	2,500	2,914

			7,423

Food Products — 0.4%
Darling Global Finance BV 3.63%, 5/15/2026(a)	EUR	445	505
FAGE International SA (Luxembourg) 5.63%, 8/15/2026(a)		1,200	1,041
JBS USA LUX SA
7.25%, 6/1/2021(a)		362	366
5.75%, 6/15/2025(a)		306	296
Kraft Heinz Foods Co. 4.38%, 6/1/2046		725	589
Nomad Foods Bondco plc (United Kingdom) 3.25%, 5/15/2024(c)	EUR	1,000	1,127
Pilgrim’s Pride Corp. 5.75%, 3/15/2025(a)		61	59
Post Holdings, Inc.
5.50%, 3/1/2025(a)		1,405	1,340
5.75%, 3/1/2027(a)		285	267
TreeHouse Foods, Inc. 6.00%, 2/15/2024(a)		1,010	999

			6,589

Gas Utilities — 0.0%(b)
AmeriGas Partners LP
5.88%, 8/20/2026		395	368
5.75%, 5/20/2027		92	83

			451

Health Care Equipment & Supplies — 0.5%
Auris Luxembourg II SA (Luxembourg) 8.00%, 1/15/2023(c)	EUR	1,000	1,158
Avantor, Inc. 6.00%, 10/1/2024(a)		1,600	1,586
Becton Dickinson and Co. 1.40%, 5/24/2023	EUR	1,611	1,836
DJO Finance LLC 8.13%, 6/15/2021(a)		1,250	1,295
Hill-Rom Holdings, Inc. 5.75%, 9/1/2023(a)		1,360	1,382
Kinetic Concepts, Inc. 7.88%, 2/15/2021(a)		980	997
Mallinckrodt International Finance SA 5.50%, 4/15/2025(a)		232	185

			8,439

Health Care Providers & Services — 1.7%
Acadia Healthcare Co., Inc. 6.50%, 3/1/2024		173	170
Air Medical Group Holdings, Inc. 6.38%, 5/15/2023(a)		2,000	1,660
Centene Corp. 4.75%, 1/15/2025		295	293
Community Health Systems, Inc.
5.13%, 8/1/2021		29	27
6.88%, 2/1/2022		105	52
6.25%, 3/31/2023		156	145
8.63%, 1/15/2024(a)		233	237
8.13%, 6/30/2024(a)		146	111
CVS Health Corp.
(ICE LIBOR USD 3 Month + 0.72%), 3.05%, 3/9/2021(f)		1,820	1,821
4.30%, 3/25/2028		1,365	1,330
4.78%, 3/25/2038		640	611

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Health Care Providers & Services — continued
Encompass Health Corp. 5.75%, 9/15/2025		1,000	991
HCA, Inc.
5.88%, 5/1/2023		1,150	1,191
5.38%, 2/1/2025		7,520	7,567
5.88%, 2/15/2026		3,440	3,543
Syneos Health, Inc. 7.50%, 10/1/2024(a)		1,212	1,273
Synlab Bondco plc (United Kingdom) 6.25%, 7/1/2022(c)	EUR	900	1,044
Team Health Holdings, Inc. 6.38%, 2/1/2025(a)		529	436
Tenet Healthcare Corp.
4.38%, 10/1/2021		340	334
7.50%, 1/1/2022(a)		3,745	3,885
8.13%, 4/1/2022		1,095	1,135
6.75%, 6/15/2023		1,000	988

			28,844

Health Care Technology — 0.2%
IQVIA, Inc.
3.50%, 10/15/2024(c)	EUR	800	919
3.25%, 3/15/2025(c)	EUR	1,400	1,561
5.00%, 10/15/2026(a)		1,250	1,203

			3,683

Hotels, Restaurants & Leisure — 1.2%
1011778 BC ULC (Canada) 4.25%, 5/15/2024(a)		327	309
Accor SA (France)
(EUR Swap Annual 5 Year + 3.65%), 4.13%, 6/30/2020(c)(f)(g)(h)	EUR	1,000	1,151
Aramark International Finance SARL 3.13%, 4/1/2025(c)	EUR	600	698
Boyd Gaming Corp.
6.88%, 5/15/2023		1,039	1,078
6.38%, 4/1/2026		425	422
Boyne USA, Inc. 7.25%, 5/1/2025(a)		67	70
Cirsa Finance International SARL (Spain) 6.25%, 12/20/2023(a)	EUR	414	475
Constellation Merger Sub, Inc. 8.50%, 9/15/2025(a)		30	28
Enterprise Development Authority (The) 12.00%, 7/15/2024(a)		320	306
Golden Nugget, Inc. 6.75%, 10/15/2024(a)		319	313
Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026(a)		5	5
International Game Technology plc 4.75%, 2/15/2023(c)	EUR	1,450	1,743
Jack Ohio Finance LLC 6.75%, 11/15/2021(a)		1,910	1,958
LTF Merger Sub, Inc. 8.50%, 6/15/2023(a)		500	512
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026(a)		100	100
Merlin Entertainments plc (United Kingdom) 2.75%, 3/15/2022(c)	EUR	800	924
MGM Resorts International
7.75%, 3/15/2022		1,620	1,742
6.00%, 3/15/2023		2,900	2,947
4.63%, 9/1/2026		1,825	1,658
Pizzaexpress Financing 2 plc (United Kingdom) 6.63%, 8/1/2021(c)	GBP	200	217
Scientific Games International, Inc.
10.00%, 12/1/2022		185	192
5.00%, 10/15/2025(a)		65	61
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021(a)		475	477
Stars Group Holdings BV (Canada) 7.00%, 7/15/2026(a)		155	154
Wyndham Destinations, Inc.
5.40%, 4/1/2024(i)		56	55
6.35%, 10/1/2025(i)		26	26
5.75%, 4/1/2027(i)		56	51
Wyndham Hotels & Resorts, Inc. 5.38%, 4/15/2026(a)		49	47
Wynn Las Vegas LLC 5.50%, 3/1/2025(a)		2,305	2,196

			19,915

Household Durables — 0.1%
New Home Co., Inc. (The) 7.25%, 4/1/2022		111	108
Tempur Sealy International, Inc.
5.63%, 10/15/2023		400	393
5.50%, 6/15/2026		825	777

			1,278

Household Products — 0.3%
Central Garden & Pet Co. 5.13%, 2/1/2028		1,625	1,471
Energizer Holdings, Inc. 5.50%, 6/15/2025(a)		1,630	1,496
Spectrum Brands Holdings, Inc. 7.75%, 1/15/2022		1,390	1,418

			4,385

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp.
5.50%, 4/15/2025		1,266	1,276
6.00%, 5/15/2026		183	188
Calpine Corp. 5.75%, 1/15/2025		599	551
Clearway Energy Operating LLC 5.75%, 10/15/2025(a)		60	58
Exelon Generation Co. LLC 2.95%, 1/15/2020		1,470	1,460

			3,533

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Industrial Conglomerates — 0.2%
General Electric Co. 4.50%, 3/11/2044		2,655	2,112
Roper Technologies, Inc. 3.80%, 12/15/2026		1,710	1,637

			3,749

Insurance — 0.4%
American International Group, Inc. 3.90%, 4/1/2026		2,515	2,387
AmWINS Group, Inc. 7.75%, 7/1/2026(a)		244	243
MetLife, Inc. 6.40%, 12/15/2036		1,840	1,858
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 9/15/2042(f)		2,975	3,048

			7,536

IT Services — 0.6%
Alliance Data Systems Corp. 5.38%, 8/1/2022(a)		415	413
Banff Merger Sub, Inc. 9.75%, 9/1/2026(a)		262	247
Exela Intermediate LLC 10.00%, 7/15/2023(a)		185	187
First Data Corp.
5.38%, 8/15/2023(a)		750	755
5.75%, 1/15/2024(a)		5,455	5,475
GCI LLC 6.75%, 6/1/2021		804	804
VeriSign, Inc. 4.75%, 7/15/2027		15	14
Zayo Group LLC
6.00%, 4/1/2023		1,167	1,161
6.38%, 5/15/2025		440	432
5.75%, 1/15/2027(a)		40	38

			9,526

Leisure Products — 0.1%
Mattel, Inc.
3.15%, 3/15/2023		76	65
6.75%, 12/31/2025(a)		1,296	1,221
Vista Outdoor, Inc. 5.88%, 10/1/2023		965	914

			2,200

Machinery — 0.3%
Galapagos SA (Luxembourg) 5.38%, 6/15/2021(c)	EUR	756	633
Novelis Corp.
6.25%, 8/15/2024(a)		88	87
5.88%, 9/30/2026(a)		92	86
SPX FLOW, Inc. 5.63%, 8/15/2024(a)		1,680	1,623
Tennant Co. 5.63%, 5/1/2025		114	111
Terex Corp. 5.63%, 2/1/2025(a)		775	713
Welbilt, Inc. 9.50%, 2/15/2024		2,120	2,276

			5,529

Marine — 0.0%(b)
Hapag-Lloyd AG (Germany) 5.13%, 7/15/2024(c)	EUR	150	171

Media — 3.4%
Altice Financing SA (Luxembourg) 6.63%, 2/15/2023(a)		2,879	2,843
Altice Finco SA (Luxembourg) 4.75%, 1/15/2028(c)	EUR	1,084	988
Altice Luxembourg SA (Luxembourg)
7.25%, 5/15/2022(c)	EUR	1,200	1,314
7.75%, 5/15/2022(a)		1,480	1,410
6.25%, 2/15/2025(c)	EUR	1,450	1,392
7.63%, 2/15/2025(a)		200	162
AMC Networks, Inc. 5.00%, 4/1/2024		1,300	1,250
CBS Radio, Inc. 7.25%, 11/1/2024(a)		88	84
Charter Communications Operating LLC
4.91%, 7/23/2025		1,516	1,509
5.38%, 5/1/2047		758	677
Clear Channel Worldwide Holdings, Inc.
Series B, 7.63%, 3/15/2020		2,880	2,877
Series B, 6.50%, 11/15/2022		5,836	5,925
Comcast Corp.
3.95%, 10/15/2025		3,145	3,134
4.60%, 8/15/2045		1,630	1,563
4.70%, 10/15/2048		1,595	1,556
CSC Holdings LLC
6.75%, 11/15/2021		232	243
10.13%, 1/15/2023(a)		1,195	1,294
5.38%, 7/15/2023(a)		200	198
6.63%, 10/15/2025(a)		240	250
10.88%, 10/15/2025(a)		799	921
5.50%, 5/15/2026(a)		207	200
5.50%, 4/15/2027(a)		210	202
DISH DBS Corp.
6.75%, 6/1/2021		383	389
5.88%, 7/15/2022		75	72
5.00%, 3/15/2023		1,983	1,735
5.88%, 11/15/2024		4,529	3,861
7.75%, 7/1/2026		2,575	2,284
Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023		2,500	2,552
SES SA (Luxembourg)
(EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022(c)(f)(g)(h)	EUR	1,200	1,381
Sinclair Television Group, Inc.
6.13%, 10/1/2022		1,989	2,016
5.63%, 8/1/2024(a)		400	381
Sirius XM Radio, Inc.
4.63%, 5/15/2023(a)		170	165
6.00%, 7/15/2024(a)		3,180	3,255
5.00%, 8/1/2027(a)		174	164

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Media — continued
Telenet Finance Luxembourg Notes SARL (Belgium) 3.50%, 3/1/2028(c)	EUR	700	774
Telenet Finance VI Luxembourg SCA (Luxembourg) 4.88%, 7/15/2027(c)	EUR	900	1,090
Unitymedia GmbH (Germany) 3.75%, 1/15/2027(c)	EUR	150	176
Unitymedia Hessen GmbH & Co. KG (Germany) 3.50%, 1/15/2027(c)	EUR	800	939
UPCB Finance IV Ltd. (Netherlands)
5.38%, 1/15/2025(a)		2,375	2,279
4.00%, 1/15/2027(c)	EUR	1,350	1,566
Videotron Ltd. (Canada) 5.38%, 6/15/2024(a)		80	80
Ziggo Bond Co. BV (Netherlands)
4.63%, 1/15/2025(c)	EUR	1,250	1,375
5.88%, 1/15/2025(a)		210	192
Ziggo BV (Netherlands)
3.75%, 1/15/2025(c)	EUR	950	1,068
4.25%, 1/15/2027(c)	EUR	500	560
5.50%, 1/15/2027(a)		210	195

			58,541

Metals & Mining — 0.5%
AK Steel Corp.
7.50%, 7/15/2023		84	85
7.00%, 3/15/2027(d)		100	83
Alcoa Nederland Holding BV 6.75%, 9/30/2024(a)		1,125	1,162
BHP Billiton Finance Ltd. (Australia)
(EUR Swap Annual 5 Year + 4.80%), 5.63%, 10/22/2079(c)(f)	EUR	110	142
Constellium NV 4.25%, 2/15/2026(c)	EUR	700	739
Freeport-McMoRan, Inc.
3.55%, 3/1/2022		476	453
4.55%, 11/14/2024		1,195	1,110
Hudbay Minerals, Inc. (Canada) 7.25%, 1/15/2023(a)		60	60
Indonesia Asahan Aluminium Persero PT (Indonesia) 5.71%, 11/15/2023(a)		900	916
Nyrstar Netherlands Holdings BV (Belgium)
8.50%, 9/15/2019(c)	EUR	375	218
6.88%, 3/15/2024(c)	EUR	525	252
Steel Dynamics, Inc. 5.00%, 12/15/2026		151	145
Teck Resources Ltd. (Canada) 6.13%, 10/1/2035		237	237
thyssenkrupp AG (Germany)
1.38%, 3/3/2022(c)	EUR	700	767
2.50%, 2/25/2025(c)	EUR	1,400	1,549

			7,918

Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/2021(a)		375	182
8.75% (cash), 10/15/2021(a)(e)		1,711	834

			1,016

Multi-Utilities — 0.2%
RWE AG (Germany)
(EUR Swap Annual 5 Year + 3.25%), 3.50%, 4/21/2075(c)(f)	EUR	600	669
Sempra Energy 3.80%, 2/1/2038		2,495	2,107

			2,776

Oil, Gas & Consumable Fuels — 2.2%
Aker BP ASA (Norway) 5.88%, 3/31/2025(a)		150	150
Andeavor Logistics LP
6.25%, 10/15/2022		293	300
5.25%, 1/15/2025		88	90
Antero Midstream Partners LP 5.38%, 9/15/2024		1,045	1,019
Antero Resources Corp. 5.13%, 12/1/2022		350	343
Blue Racer Midstream LLC 6.13%, 11/15/2022(a)		885	876
Buckeye Partners LP 3.95%, 12/1/2026		1,065	953
(ICE LIBOR USD 3 Month + 4.02%), 6.38%, 1/22/2078(f)		29	25
California Resources Corp. 8.00%, 12/15/2022(a)		105	80
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023		193	184
Cenovus Energy, Inc. (Canada)
4.25%, 4/15/2027		820	731
6.75%, 11/15/2039		1,246	1,197
5.20%, 9/15/2043		775	655
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025		916	943
Chesapeake Energy Corp.
6.13%, 2/15/2021		153	150
8.00%, 1/15/2025(d)		967	931
CITGO Petroleum Corp. 6.25%, 8/15/2022(a)		150	149
CNX Resources Corp. 5.88%, 4/15/2022		140	137
Crestwood Midstream Partners LP
6.25%, 4/1/2023(i)		885	878
5.75%, 4/1/2025		62	60
DCP Midstream Operating LP 3.88%, 3/15/2023		195	187
Encana Corp. (Canada) 6.50%, 8/15/2034		2,045	2,182
Energy Transfer LP 5.50%, 6/1/2027		181	181

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Oil, Gas & Consumable Fuels — continued
EnLink Midstream Partners LP
Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022(f)(g)(h)		27	22
Enterprise Products Operating LLC
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078(f)		84	72
EP Energy LLC
9.38%, 5/1/2024(a)		1,432	788
8.00%, 11/29/2024(a)(d)		253	220
Genesis Energy LP 6.00%, 5/15/2023		96	90
Halcon Resources Corp. 6.75%, 2/15/2025		835	641
Holly Energy Partners LP 6.00%, 8/1/2024(a)		60	59
Martin Midstream Partners LP 7.25%, 2/15/2021		91	88
MEG Energy Corp. (Canada)
6.38%, 1/30/2023(a)		1,500	1,399
6.50%, 1/15/2025(a)		207	211
MPLX LP
4.50%, 4/15/2038		1,760	1,522
5.20%, 3/1/2047		290	262
Noble Energy, Inc.
3.85%, 1/15/2028		1,500	1,368
5.25%, 11/15/2043		1,185	1,057
Oasis Petroleum, Inc.
6.88%, 3/15/2022		95	94
6.88%, 1/15/2023		1,110	1,093
Origin Energy Finance Ltd. (Australia)
(EUR Swap Annual 5 Year + 3.67%), 4.00%, 9/16/2074(c)(f)	EUR	800	916
Parsley Energy LLC
6.25%, 6/1/2024(a)		305	304
5.25%, 8/15/2025(a)		470	444
QEP Resources, Inc. 5.25%, 5/1/2023		397	378
Range Resources Corp. 5.00%, 3/15/2023		610	575
Repsol International Finance BV (Spain)
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075(c)(f)	EUR	2,161	2,479
SemGroup Corp. 5.63%, 7/15/2022		64	61
Southwestern Energy Co. 7.75%, 10/1/2027		1,220	1,234
State Oil Co. of the Azerbaijan Republic (Azerbaijan)
4.75%, 3/13/2023(c)		950	931
6.95%, 3/18/2030(c)		1,344	1,376
Summit Midstream Holdings LLC 5.50%, 8/15/2022		62	60
Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045		1,990	1,728
Tallgrass Energy Partners LP 5.50%, 9/15/2024(a)		60	60
Targa Resources Partners LP
4.25%, 11/15/2023		156	148
6.75%, 3/15/2024		950	987
TOTAL SA (France)
(EUR Swap Annual 5 Year + 3.78%), 3.88%, 5/18/2022(c)(f)(g)(h)	EUR	1,900	2,253
Transcanada Trust (Canada)
(ICE LIBOR USD 3 Month + 3.53%), 5.62%, 5/20/2075(f)		865	805
UGI International LLC 3.25%, 11/1/2025(a)	EUR	149	169
Western Gas Partners LP 5.45%, 4/1/2044		1,105	960
Whiting Petroleum Corp.
5.75%, 3/15/2021		885	874
6.63%, 1/15/2026		137	132
WPX Energy, Inc. 5.75%, 6/1/2026		2	2

			38,263

Paper & Forest Products — 0.1%
Smurfit Kappa Acquisitions ULC (Ireland) 2.38%, 2/1/2024(c)	EUR	1,100	1,264
WEPA Hygieneprodukte GmbH (Germany) 3.75%, 5/15/2024(c)	EUR	300	322

			1,586

Personal Products — 0.1%
Coty, Inc. 4.00%, 4/15/2023(c)	EUR	857	880
Revlon Consumer Products Corp. 6.25%, 8/1/2024		210	123

			1,003

Pharmaceuticals — 1.2%
Bausch Health Cos., Inc.
4.50%, 5/15/2023(c)	EUR	1,150	1,276
5.88%, 5/15/2023(a)		7,410	7,197
7.00%, 3/15/2024(a)		2,281	2,387
6.13%, 4/15/2025(a)		1,255	1,178
5.50%, 11/1/2025(a)		87	85
Concordia International Corp. (Canada) 8.00%, 9/6/2024		126	121
Endo Dac 6.00%, 7/15/2023(a)		325	270
Nidda BondCo GmbH (Germany) 5.00%, 9/30/2025(c)	EUR	1,025	1,040
Nidda Healthcare Holding GmbH (Germany) 3.50%, 9/30/2024(c)	EUR	1,000	1,071
Rossini SARL (Italy) 6.75%, 10/30/2025(a)	EUR	528	598

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Pharmaceuticals — continued
Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021		3,095	2,967
Teva Pharmaceutical Finance Netherlands III BV (Israel) 3.15%, 10/1/2026		3,263	2,654

			20,844

Professional Services — 0.1%
AMN Healthcare, Inc. 5.13%, 10/1/2024(a)		200	192
La Financiere Atalian SASU (France)
4.00%, 5/15/2024(c)	EUR	750	705
5.13%, 5/15/2025(a)	EUR	133	128

			1,025

Road & Rail — 0.6%
Ashtead Capital, Inc. (United Kingdom) 5.63%, 10/1/2024(a)		734	745
Avis Budget Car Rental LLC
6.38%, 4/1/2024(a)		1,380	1,346
5.25%, 3/15/2025(a)		95	85
Avis Budget Finance plc 4.13%, 11/15/2024(c)	EUR	600	678
EC Finance plc (United Kingdom) 2.38%, 11/15/2022(c)	EUR	600	667
Europcar Mobility Group (France) 4.13%, 11/15/2024(c)	EUR	1,000	1,086
Herc Rentals, Inc. 7.75%, 6/1/2024(a)		1,120	1,184
Hertz Corp. (The)
7.63%, 6/1/2022(a)		1,865	1,837
6.25%, 10/15/2022		1,550	1,360
Hertz Holdings Netherlands BV 4.13%, 10/15/2021(c)	EUR	500	564
Loxam SAS (France)
4.25%, 4/15/2024(c)	EUR	425	494
6.00%, 4/15/2025(c)	EUR	600	689

			10,735

Semiconductors & Semiconductor Equipment — 0.2%
Entegris, Inc. 4.63%, 2/10/2026(a)		1,480	1,369
Intel Corp. 2.60%, 5/19/2026		772	714
Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026(a)		1,876	1,910

			3,993

Software — 0.3%
Infor US, Inc. 6.50%, 5/15/2022		4,450	4,428
Informatica LLC 7.13%, 7/15/2023(a)		890	894
j2 Cloud Services LLC 6.00%, 7/15/2025(a)		21	21

			5,343

Specialty Retail — 0.5%
Dufry One BV (Switzerland) 2.50%, 10/15/2024(c)	EUR	900	988
EVOCA SpA (Italy) 7.00%, 10/15/2023(c)	EUR	950	1,121
Hema Bondco I BV (Netherlands)
(EURIBOR 3 Month + 6.25%), 6.25%, 7/15/2022(c)(f)	EUR	900	894
Home Depot, Inc. (The) 3.90%, 12/6/2028		1,800	1,804
PetSmart, Inc.
7.13%, 3/15/2023(a)		1,750	1,173
5.88%, 6/1/2025(a)		1,855	1,419
Sonic Automotive, Inc. 6.13%, 3/15/2027		41	36
Staples, Inc. 8.50%, 9/15/2025(a)		1,605	1,420

			8,855

Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC 6.02%, 6/15/2026(a)		3,625	3,666

Textiles, Apparel & Luxury Goods — 0.1%
CBR Fashion Finance BV (Germany) 5.13%, 10/1/2022(c)	EUR	185	172
Eagle Intermediate Global Holding BV (China) 5.38%, 5/1/2023(c)	EUR	100	105
PVH Corp. 3.13%, 12/15/2027(c)	EUR	800	865
Samsonite Finco SARL (Luxembourg) 3.50%, 5/15/2026(c)	EUR	220	227

			1,369

Thrifts & Mortgage Finance — 0.2%
BPCE SA (France) 5.70%, 10/22/2023(a)		2,870	2,950
Ladder Capital Finance Holdings LLLP 5.25%, 3/15/2022(a)		232	230
Nationstar Mortgage Holdings, Inc.
8.13%, 7/15/2023(a)		114	115
9.13%, 7/15/2026(a)		112	113

			3,408

Tobacco — 0.5%
Altria Group, Inc.
2.85%, 8/9/2022		4,000	3,859
3.88%, 9/16/2046		1,545	1,242
BAT Capital Corp. (United Kingdom)
3.56%, 8/15/2027		975	868
4.39%, 8/15/2037		2,270	1,922

			7,891

Trading Companies & Distributors — 0.3%
Rexel SA (France)
2.63%, 6/15/2024(c)	EUR	1,000	1,125
2.13%, 6/15/2025(c)	EUR	500	537

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CORPORATE BONDS — continued
Trading Companies & Distributors — continued
United Rentals North America, Inc.
5.75%, 11/15/2024		795	790
5.88%, 9/15/2026		2,100	2,040
6.50%, 12/15/2026		64	64

			4,556

Wireless Telecommunication Services — 1.5%
Crystal Almond SARL (Greece) 10.00%, 11/1/2021(c)	EUR	638	764
Hughes Satellite Systems Corp.
5.25%, 8/1/2026		160	149
6.63%, 8/1/2026		57	53
Intelsat Connect Finance SA (Luxembourg) 9.50%, 2/15/2023(a)		200	187
Matterhorn Telecom Holding SA (Luxembourg) 4.88%, 5/1/2023(c)	EUR	300	324
Matterhorn Telecom SA (Luxembourg) 3.88%, 5/1/2022(c)	EUR	400	444
SoftBank Group Corp. (Japan)
4.00%, 7/30/2022(c)	EUR	301	361
5.25%, 7/30/2027(c)	EUR	350	399
Sprint Communications, Inc.
7.00%, 3/1/2020(a)		188	194
7.00%, 8/15/2020		126	131
6.00%, 11/15/2022		210	210
Sprint Corp.
7.25%, 9/15/2021		194	202
7.88%, 9/15/2023		5,439	5,711
7.13%, 6/15/2024		83	84
7.63%, 2/15/2025		940	967
Telefonica Europe BV (Spain)
(EUR Swap Annual 5 Year + 3.81%), 4.20%, 12/4/2019(c)(f)(g)(h)	EUR	1,700	1,965
(EUR Swap Annual 5 Year + 2.33%), 2.63%, 6/7/2023(c)(f)(g)(h)	EUR	2,500	2,604
(EUR Swap Annual 10 Year + 4.30%), 5.88%, 3/31/2024(c)(f)(g)(h)	EUR	1,900	2,302
T-Mobile US, Inc. 4.50%, 2/1/2026‡		96	—
T-Mobile USA, Inc.
6.50%, 1/15/2024‡		5,290	1,514
6.50%, 1/15/2026‡		6,230	3,232
4.50%, 2/1/2026		96	90
4.75%, 2/1/2028		96	89
4.75%, 2/1/2028‡		96	—
United States Cellular Corp. 6.70%, 12/15/2033		1,000	1,002
Wind Tre SpA (Italy)
2.63%, 1/20/2023(c)	EUR	855	879
3.13%, 1/20/2025(c)	EUR	800	806
5.00%, 1/20/2026(a)		1,545	1,278

			25,941

TOTAL CORPORATE BONDS (Cost $702,794)			664,749

ASSET-BACKED SECURITIES — 19.4%
5AIF Juniper 2 LLC
Series 2018-1, Class A, 5.45%, 8/15/2022‡(a)		6,875	6,875
ACE Securities Corp. Home Equity Loan Trust
Series 2004-FM1, Class M1, 3.21%, 9/25/2033‡(l)		1,367	1,357
ACIS CLO Ltd. (Cayman Islands)
Series 2017-7A, Class A1, 3.89%, 5/1/2027(a)(l)		1,950	1,953
AIMCO CLO (Cayman Islands)
Series 2017-AA, Class A, 3.73%, 7/20/2029(a)(l)		2,194	2,197
American Airlines Pass-Through Trust
Series 2013-2, Class A, 4.95%, 1/15/2023		1,626	1,660
Series 2013-1, Class A, 4.00%, 7/15/2025		2,598	2,565
American Credit Acceptance Receivables Trust
Series 2018-2, Class A, 2.94%, 1/10/2022(a)		1,304	1,302
Series 2016-4, Class D, 4.11%, 4/12/2023(a)		610	615
Series 2017-2, Class D, 3.69%, 6/12/2023(a)		1,680	1,674
Series 2017-2, Class E, 5.52%, 3/12/2024(a)		1,090	1,101
Series 2018-3, Class C, 3.75%, 10/15/2024(a)		690	689
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-12, Class M1, 3.44%, 1/25/2034‡(l)		693	690
Series 2004-R1, Class A1B, 3.11%, 2/25/2034‡(l)		828	824
Apidos CLO (Cayman Islands)
Series XXXA, Class A2, 4.02%, 10/18/2031(a)(l)		1,460	1,444
Series XXXA, Class C, 5.42%, 10/18/2031‡(a)(l)		991	985
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-W7, Class M2, 3.21%, 5/25/2034‡(l)		165	165
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2004-HE7, Class M2, 3.89%, 10/25/2034‡(l)		213	213
Benefit Street Partners CLO XI (Cayman Islands)
Series 2017-11A, Class A2A, 4.19%, 4/15/2029(a)(l)		600	600
BlueMountain CLO Ltd. (Cayman Islands)
Series 2014-2A, Class BR2, 4.22%, 10/20/2030‡(a)(l)		1,460	1,462

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
ASSET-BACKED SECURITIES — continued
BMW Vehicle Lease Trust
Series 2017-2, Class A3, 2.07%, 10/20/2020	1,925	1,907
Business Jet Securities LLC
Series 2018-1, Class A, 4.34%, 2/15/2033(a)	1,031	1,030
Series 2018-1, Class B, 6.05%, 2/15/2033‡(a)	2,247	2,300
CarMax Auto Owner Trust
Series 2018-1, Class D, 3.37%, 7/15/2024	850	836
CFIP CLO Ltd. (Cayman Islands)
Series 2018-1A, Class A, 3.59%, 7/18/2031(a)(l)	590	587
Chase Funding Loan Acquisition Trust
Series 2004-OPT1, Class M2, 3.81%, 6/25/2034‡(l)	644	639
CHEC Loan Trust
Series 2004-1, Class A3, 3.31%, 7/25/2034‡(a)(l)	704	686
CIFC Funding Ltd. (Cayman Islands)
Series 2017-1A, Class A, 3.83%, 4/23/2029(a)(l)	3,889	3,892
Series 2017-1A, Class D, 5.97%, 4/23/2029‡(a)(l)	830	831
Series 2017-2A, Class A, 3.71%, 4/20/2030(a)(l)	5,859	5,867
Series 2014-5A, Class BR2, 4.23%, 10/17/2031‡(a)(l)	945	944
CIG Auto Receivables Trust
Series 2017-1A, Class A, 2.71%, 5/15/2023(a)	591	588
Series 2017-1A, Class B, 3.81%, 5/15/2023(a)	600	591
Citi Held For Asset Issuance
Series 2015-PM2, Class C, 5.96%, 3/15/2022‡(a)	561	561
Series 2015-PM3, Class C, 6.99%, 5/16/2022‡(a)	1,842	1,842
CLUB Credit Trust
Series 2017-NP1, Class C, 5.13%, 4/17/2023(a)	1,868	1,880
Series 2017-P1, Class A, 2.42%, 9/15/2023(a)	299	298
Series 2017-P1, Class B, 3.56%, 9/15/2023(a)	2,730	2,718
Series 2017-P2, Class A, 2.61%, 1/15/2024(a)	554	551
Series 2017-P2, Class B, 3.56%, 1/15/2024‡(a)	900	889
Series 2018-NP1, Class B, 3.67%, 5/15/2024‡(a)	1,190	1,187
Commonbond Student Loan Trust
Series 2018-AGS, Class B, 3.58%, 2/25/2044‡(a)	1,062	1,046
Series 2018-AGS, Class C, 3.82%, 2/25/2044‡(a)	685	682
Consumer Loan Underlying Bond Credit Trust
Series 2017-NP2, Class B, 3.50%, 1/16/2024‡(a)	560	560
Continental Airlines Pass-Through Trust
Series 2009-2, Class A, 7.25%, 11/10/2019	100	103
Series 2010-1, Class A, 4.75%, 1/12/2021	391	398
Countrywide Asset-Backed Certificates
Series 2002-4, Class M1, 3.44%, 12/25/2032‡(l)	1,206	1,194
Series 2003-3, Class 3A, 2.85%, 11/25/2033‡(l)	683	656
Series 2004-2, Class M1, 3.06%, 5/25/2034‡(l)	91	91
Series 2004-3, Class M1, 3.06%, 6/25/2034‡(l)	590	570
Series 2004-ECC2, Class M2, 3.29%, 12/25/2034‡(l)	689	688
CPS Auto Receivables Trust
Series 2018-A, Class B, 2.77%, 4/18/2022(a)	1,970	1,951
CPS Auto Trust
Series 2018-C, Class C, 3.68%, 6/17/2024(a)	2,380	2,377
Series 2018-C, Class D, 4.40%, 6/17/2024(a)	810	817
Credit Acceptance Auto Loan Trust
Series 2018-1A, Class C, 3.77%, 6/15/2027(a)	2,330	2,311
Series 2018-2A, Class C, 4.16%, 9/15/2027(a)	2,665	2,672
Series 2018-3A, Class B, 3.89%, 10/15/2027(a)	580	579
Series 2018-3A, Class C, 4.04%, 12/15/2027(a)	670	669
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M2, 3.14%, 3/25/2034‡(l)	133	131
CWABS, Inc. Asset-Backed Certificates Trust
Series 2004-5, Class M2, 3.32%, 7/25/2034‡(l)	256	255
Delta Air Lines Pass-Through Trust
Series 2009-1, Class A, 7.75%, 12/17/2019	96	99
Diamond Resorts Owner Trust
Series 2018-1, Class C, 4.53%, 1/21/2031‡(a)	3,792	3,781
Drive Auto Receivables Trust
Series 2018-3, Class D, 4.30%, 9/16/2024	2,704	2,719
Series 2018-4, Class C, 3.66%, 11/15/2024	2,760	2,769
Series 2018-4, Class D, 4.09%, 1/15/2026	6,030	6,010

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
ASSET-BACKED SECURITIES — continued
DT Auto Owner Trust
Series 2015-1A, Class D, 4.26%, 2/15/2022(a)	2,264	2,266
Series 2016-1A, Class D, 4.66%, 12/15/2022‡(a)	5,142	5,176
Series 2017-4A, Class D, 3.47%, 7/17/2023(a)	1,058	1,051
Series 2018-1A, Class C, 3.47%, 12/15/2023(a)	3,950	3,947
Series 2018-2A, Class D, 4.15%, 3/15/2024(a)	3,700	3,704
Series 2018-3A, Class C, 3.79%, 7/15/2024(a)	2,750	2,760
Series 2017-3A, Class E, 5.60%, 8/15/2024(a)	790	804
Series 2018-2A, Class E, 5.54%, 6/16/2025(a)	890	898
Equity One Mortgage Pass-Through Trust
Series 2004-2, Class M1, 5.69%, 7/25/2034‡(i)	277	281
Exeter Automobile Receivables Trust
Series 2015-3A, Class D, 6.55%, 10/17/2022(a)	2,340	2,426
Series 2018-3A, Class C, 3.71%, 6/15/2023(a)	1,008	1,008
Series 2018-1A, Class D, 3.53%, 11/15/2023(a)	2,535	2,507
Series 2018-2A, Class D, 4.04%, 3/15/2024(a)	2,030	2,024
Series 2018-3A, Class D, 4.35%, 6/17/2024(a)	2,230	2,240
Series 2018-3A, Class E, 5.43%, 8/15/2024(a)	550	553
First Franklin Mortgage Loan Trust
Series 2004-FF5, Class A1, 3.03%, 8/25/2034‡(l)	2,376	2,312
Flagship Credit Auto Trust
Series 2014-2, Class C, 3.95%, 12/15/2020(a)	2,099	2,104
Series 2018-3, Class A, 3.07%, 2/15/2023(a)	289	288
Series 2017-4, Class D, 3.58%, 1/15/2024(a)	1,900	1,872
Series 2018-3, Class C, 3.79%, 12/16/2024(a)	690	688
Series 2018-3, Class D, 4.15%, 12/16/2024(a)	450	450
Flatiron CLO Ltd. (Cayman Islands)
Series 2013-1A, Class A1R, 3.61%, 1/17/2026(a)(l)	8,134	8,136
FREED ABS Trust
Series 2018-1, Class A, 3.61%, 7/18/2024(a)	2,634	2,631
Series 2018-1, Class B, 4.56%, 7/18/2024‡(a)	2,390	2,389
GLS Auto Receivables Trust
Series 2018-2A, Class A, 3.25%, 4/18/2022(a)	3,385	3,379
Series 2018-2A, Class D, 5.46%, 3/17/2025(a)	1,470	1,478
GMAT Trust
Series 2013-1A, Class M, 5.00%, 11/25/2043‡(a)(l)	8,560	6,051
GoldentTree Loan Management US CLO 1 Ltd. (Cayman Islands)
Series 2017-1A, Class A, 3.69%, 4/20/2029(a)(l)	4,719	4,720
Grippen Park CLO Ltd. (Cayman Islands)
Series 2017-1A, Class A, 3.73%, 1/20/2030(a)(l)	4,229	4,232
GSAMP Trust
Series 2006-HE3, Class A2C, 2.47%, 5/25/2046(l)	3,897	3,848
HERO Funding (Cayman Islands)
Series 2017-3A, Class A1, 3.19%, 9/20/2048(a)	2,061	2,000
Hyundai Auto Lease Securitization Trust
Series 2016-C, Class A3, 1.49%, 2/18/2020(a)	285	284
ICG US CLO Ltd. (Cayman Islands)
Series 2016-1A, Class A2R, 4.21%, 7/29/2028(a)(l)	718	716
LCM XVI LP (Cayman Islands)
Series 16A, Class AR, 3.47%, 7/15/2026(a)(l)	3,971	3,971
Series 16A, Class A2R, 3.85%, 10/15/2031(a)(l)	4,300	4,300
Lendmark Funding Trust
Series 2017-1A, Class C, 5.41%, 12/22/2025‡(a)	720	728
Series 2017-2A, Class A, 2.80%, 5/20/2026(a)	2,538	2,504
LV Tower 52 Issuer
Series 2013-1, Class M, 7.75%, 7/15/2019‡(a)	7,243	7,243
Marlette Funding Trust
Series 2017-3A, Class C, 4.01%, 12/15/2024‡(a)	550	547
Series 2018-1A, Class B, 3.19%, 3/15/2028‡(a)	800	791
Series 2018-1A, Class C, 3.69%, 3/15/2028(a)	1,182	1,165
Series 2018-2A, Class B, 3.61%, 7/17/2028‡(a)	2,440	2,426
Series 2018-2A, Class C, 4.37%, 7/17/2028‡(a)	1,570	1,562
MFA LLC
Series 2018-NPL2, Class A1, 4.16%, 7/25/2048‡(a)(i)	1,877	1,870
Mid-State Capital Corp. Trust
Series 2006-1, Class M2, 6.74%, 10/15/2040‡(a)	3,039	3,429

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
ASSET-BACKED SECURITIES — continued
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE1, Class M1, 3.17%, 1/25/2034‡(l)	899	889
Series 2004-NC7, Class M3, 3.29%, 7/25/2034‡(l)	122	121
Series 2004-HE7, Class M2, 3.26%, 8/25/2034‡(l)	74	75
Series 2004-HE7, Class M3, 3.34%, 8/25/2034‡(l)	93	92
Series 2004-HE8, Class M2, 3.33%, 9/25/2034‡(l)	149	150
Series 2004-OP1, Class M2, 3.23%, 11/25/2034‡(l)	153	150
Series 2005-NC1, Class M3, 3.08%, 1/25/2035‡(l)	347	330
Neuberger Berman CLO XIV Ltd. (Cayman Islands)
Series 2013-14A, Class AR, 3.76%, 1/28/2030(a)(l)	8,050	8,056
Neuberger Berman Loan Advisers CLO 24 Ltd. (Cayman Islands)
Series 2017-24A, Class A, 3.68%, 4/19/2030(a)(l)	3,581	3,587
New Century Home Equity Loan Trust
Series 2004-2, Class M2, 3.25%, 8/25/2034‡(l)	63	62
Series 2004-4, Class M2, 3.11%, 2/25/2035‡(l)	298	295
Octagon Investment Partners 30 Ltd. (Cayman Islands)
Series 2017-1A, Class A1, 3.79%, 3/17/2030(a)(l)	3,166	3,181
OneMain Direct Auto Receivables Trust
Series 2018-1A, Class B, 3.71%, 4/14/2025(a)	914	913
Series 2018-1A, Class D, 4.40%, 1/14/2028(a)	1,740	1,755
OneMain Financial Issuance Trust
Series 2015-1A, Class C, 5.12%, 3/18/2026(a)	2,650	2,675
Series 2018-2A, Class A, 3.57%, 3/14/2033(a)	5,136	5,114
Series 2018-1A, Class D, 4.08%, 3/14/2029‡(a)	860	850
Option One Mortgage Loan Trust
Series 2004-3, Class M3, 3.29%, 11/25/2034‡(l)	36	36
PNMAC FMSR Issuer Trust
Series 2018-FT1, Class A, 4.66%, 4/25/2023(a)(l)	1,210	1,217
Prestige Auto Receivables Trust
Series 2018-1A, Class C, 3.75%, 10/15/2024(a)	2,240	2,243
Series 2018-1A, Class D, 4.14%, 10/15/2024(a)	895	897
Pretium Mortgage Credit Partners I LLC
Series 2018-NPL1, Class A1, 3.38%, 1/27/2033‡(a)(i)	1,898	1,878
Series 2018-NPL4, Class A1, 4.83%, 9/27/2058(a)(i)	860	860
Progress Residential Trust
Series 2015-SFR2, Class D, 3.68%, 6/12/2032‡(a)	3,750	3,719
Series 2015-SFR3, Class D, 4.67%, 11/12/2032‡(a)	603	607
Series 2015-SFR3, Class E, 5.66%, 11/12/2032(a)	3,679	3,747
Series 2018-SFR3, Class E, 4.87%, 10/17/2035‡(a)	2,937	2,937
Prosper Marketplace Issuance Trust
Series 2018-1A, Class B, 3.90%, 6/17/2024(a)	701	699
Series 2018-1A, Class C, 4.87%, 6/17/2024(a)	1,180	1,177
Race Point VIII CLO Ltd. (Cayman Islands)
Series 2013-8A, Class AR, 3.98%, 2/20/2030(a)(l)	6,172	6,176
RASC Trust
Series 2005-EMX1, Class M1, 2.96%, 3/25/2035‡(l)	3,670	3,669
Renaissance Home Equity Loan Trust
Series 2003-3, Class M1, 3.41%, 12/25/2033‡(l)	423	413
Series 2004-1, Class M1, 3.18%, 5/25/2034‡(l)	91	88
Series 2005-1, Class AF6, 4.97%, 5/25/2035‡(i)	523	535
Series 2005-2, Class AV3, 2.68%, 8/25/2035‡(l)	2,305	2,210
Series 2005-2, Class M1, 5.05%, 8/25/2035‡(i)	1,990	2,019
Series 2005-4, Class A3, 5.56%, 2/25/2036(i)	128	127
Santander Drive Auto Receivables Trust
Series 2015-5, Class E, 4.67%, 2/15/2023(a)	3,600	3,632
Series 2016-2, Class E, 4.38%, 9/15/2023	2,500	2,525
Series 2018-4, Class D, 3.98%, 12/15/2025	1,890	1,889
Santander Prime Auto Issuance Notes Trust
Series 2018-A, Class F, 6.80%, 9/15/2025(a)	1,455	1,463
Saxon Asset Securities Trust
Series 2006-2, Class A3C, 2.46%, 9/25/2036‡(l)	101	100
Shackleton CLO Ltd. (Cayman Islands)
Series 2014-6RA, Class B, 4.07%, 7/17/2028‡(a)(l)	920	910
Series 2013-4RA, Class A2A, 4.04%, 4/13/2031(a)(l)	1,270	1,253
SoFi Consumer Loan Program LLC
Series 2017-6, Class A2, 2.82%, 11/25/2026(a)	1,850	1,825

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
ASSET-BACKED SECURITIES — continued
SoFi Consumer Loan Program Trust
Series 2018-1, Class A2, 3.14%, 2/25/2027(a)	334	332
Series 2018-2, Class B, 3.79%, 4/26/2027‡(a)	1,480	1,466
Springleaf Funding Trust
Series 2015-AA, Class C, 5.04%, 11/15/2024‡(a)	4,192	4,175
Series 2015-AA, Class D, 6.31%, 11/15/2024‡(a)	4,200	4,200
Series 2016-AA, Class B, 3.80%, 11/15/2029(a)	600	598
Series 2017-AA, Class C, 3.86%, 7/15/2030‡(a)	2,000	1,983
Stanwich Mortgage Loan Trust
Series 2018-NPB1, Class A1, 4.02%, 5/16/2023‡(a)(i)	2,417	2,399
Series 2018-NPB2, Class A1, 4.50%, 10/18/2023(a)(i)	1,452	1,452
Structured Asset Investment Loan Trust
Series 2004-1, Class M1, 3.29%, 2/25/2034‡(l)	332	323
Series 2004-7, Class M1, 3.36%, 8/25/2034‡(l)	669	651
Series 2004-8, Class M2, 3.24%, 9/25/2034‡(l)	329	324
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-WF2, Class M2, 2.95%, 5/25/2035‡(l)	119	116
THL Credit Wind River CLO Ltd. (Cayman Islands)
Series 2017-1A, Class A, 3.79%, 4/18/2029(a)(l)	2,598	2,598
TIAA CLO II Ltd. (Cayman Islands)
Series 2017-1A, Class A, 3.75%, 4/20/2029(a)(l)	4,802	4,804
TRESTLES CLO Ltd. (Cayman Islands)
Series 2017-1A, Class A1A, 3.78%, 7/25/2029(a)(l)	4,300	4,306
Tricolor Auto Securitization Trust
Series 2018-2A, Class A, 3.96%, 10/15/2021(a)	1,635	1,636
United Auto Credit Securitization Trust
Series 2018-1, Class D, 3.52%, 11/10/2022(a)	1,070	1,065
US Airways Pass-Through Trust
Series 2013-1, Class A, 3.95%, 11/15/2025	2,762	2,765
VOLT LXII LLC
Series 2017-NPL9, Class A1, 3.13%, 9/25/2047‡(a)(i)	945	936
VOLT LXIV LLC
Series 2017-NP11, Class A1, 3.38%, 10/25/2047‡(a)(i)	1,222	1,211
VOLT LXIX LLC
Series 2018-NPL5, Class A1B, 4.70%, 8/25/2048‡(a)(i)	1,251	1,243
VOLT LXVIII LLC
Series 2018-NPL4, Class A1B, 4.83%, 7/27/2048‡(a)(i)	1,490	1,482
VOLT LXX LLC
Series 2018-NPL6, Class A1B, 4.56%, 9/25/2048‡(a)(i)	3,521	3,514
Westlake Automobile Receivables Trust
Series 2018-1A, Class D, 3.41%, 5/15/2023(a)	1,035	1,021
Series 2018-3A, Class C, 3.61%, 10/16/2023(a)	1,360	1,353
Series 2018-3A, Class D, 4.00%, 10/16/2023(a)	860	856
Series 2018-3A, Class E, 4.90%, 12/15/2023(a)	490	490
Series 2018-2A, Class E, 4.86%, 1/16/2024(a)	730	726
Series 2018-1A, Class F, 5.60%, 7/15/2024(a)	2,900	2,901
Series 2018-2A, Class F, 6.04%, 1/15/2025(a)	1,701	1,706
Series 2018-3A, Class F, 6.02%, 2/18/2025(a)	1,000	998

TOTAL ASSET-BACKED SECURITIES (Cost $332,850)		332,658

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.7%
Alternative Loan Trust
Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	13	11
Series 2004-24CB, Class 1A1, 6.00%, 11/25/2034	210	211
Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	330	323
Series 2004-28CB, Class 3A1, 6.00%, 1/25/2035	660	653
Series 2005-21CB, Class A17, 6.00%, 6/25/2035	1,532	1,462
American Home Mortgage Assets Trust
Series 2006-6, Class A1A, 2.50%, 12/25/2046(l)	1,932	1,637
ARIVO 9/15/2019‡	1,038	1,038
Banc of America Alternative Loan Trust
Series 2006-2, Class 7A1, 6.00%, 3/25/2021	133	120
Banc of America Funding Trust
Series 2006-A, Class 1A1, 4.58%, 2/20/2036(l)	552	544
Banc of America Mortgage Trust
Series 2004-A, Class 2A2, 3.86%, 2/25/2034(l)	312	311

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
CHL GMSR Issuer Trust
Series 2018-GT1, Class A, 5.06%, 5/25/2023(a)(l)	1,670	1,671
Citigroup Mortgage Loan Trust, Inc.
Series 2005-9, Class 2A2, 5.50%, 11/25/2035	6	6
Civic Mortgage LLC
Series 2018-1, Class A1, 3.89%, 6/25/2022(a)(i)	734	733
CSMC Mortgage-Backed Trust
Series 2007-2, Class 3A13, 5.50%, 3/25/2037	490	411
FHLMC REMIC
Series 4043, Class PI, IO, 2.50%, 5/15/2027	6,618	460
Series 4056, Class BI, IO, 3.00%, 5/15/2027	1,432	116
Series 4086, Class AI, IO, 3.50%, 7/15/2027	2,766	252
Series 4120, Class UI, IO, 3.00%, 10/15/2027	1,840	164
Series 4136, Class IN, IO, 3.00%, 11/15/2027	1,002	88
Series 4216, Class MI, IO, 3.00%, 6/15/2028	1,086	95
Series 4178, Class BI, IO, 3.00%, 3/15/2033	1,807	218
Series 2936, Class AS, IF, IO, 3.79%, 2/15/2035(l)	437	46
Series 3174, Class SA, IF, IO, 5.39%, 4/15/2036(l)	360	57
Series 3716, Class PI, IO, 4.50%, 4/15/2038	3,289	296
Series 4119, Class LI, IO, 3.50%, 6/15/2039	15,294	1,552
Series 4323, Class CA, 4.00%, 3/15/2040	6,053	6,150
Series 3907, Class AI, IO, 5.00%, 5/15/2040	4,408	542
Series 4018, Class HI, IO, 4.50%, 3/15/2041	5,361	930
Series 4073, Class IQ, IO, 4.00%, 7/15/2042	1,785	403
Series 4173, Class I, IO, 4.00%, 3/15/2043	5,081	1,115
Series 4492, Class MA, 4.00%, 7/15/2043	14,928	15,249
Series 4612, Class QI, IO, 3.50%, 5/15/2044	9,126	1,242
Series 4372, Class SY, IF, IO, 3.79%, 8/15/2044(l)	8,397	1,239
Series 4687, Class SG, IF, IO, 3.84%, 1/15/2047(l)	7,488	1,396
Series 4654, Class SK, IF, IO, 3.69%, 2/15/2047(l)	11,166	1,749
Series 4681, Class SD, IF, IO, 3.84%, 5/15/2047(l)	18,203	3,020
Series 4707, Class SA, IF, IO, 3.84%, 8/15/2047(l)	9,930	1,809
FHLMC STRIPS
Series 304, Class C24, IO, 4.00%, 12/15/2042	15,669	3,353
Series 317, Class F3, 2.83%, 11/15/2043(l)	9,751	9,826
Series 326, Class F2, 2.86%, 3/15/2044(l)	9,942	10,042
FHLMC Structured Agency Credit Risk Debt Notes
Series 2018-HQA1, Class M2, 4.62%, 9/25/2030(l)	2,730	2,700
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA1, Class 1A4, 5.50%, 3/25/2035	140	134
FNMA REMIC
Series 2011-68, Class AI, IO, 4.50%, 12/25/2020	128	2
Series 2012-25, Class AI, IO, 3.50%, 3/25/2027	1,967	189
Series 2012-107, Class GI, IO, 3.50%, 9/25/2027	3,615	303
Series 2012-109, Class WI, IO, 2.50%, 10/25/2027	2,760	205
Series 2012-145, Class EI, IO, 3.00%, 1/25/2028	4,772	402
Series 2012-149, Class MI, IO, 3.00%, 1/25/2028	3,009	266
Series 2013-9, Class YI, IO, 3.50%, 2/25/2028	2,394	216
Series 2013-31, Class YI, IO, 3.50%, 4/25/2028	9,218	850
Series 2012-120, Class DI, IO, 3.00%, 3/25/2031	1,010	86
Series 2003-130, Class NS, IF, IO, 4.68%, 1/25/2034(l)	952	117
Series 2005-67, Class SI, IF, IO, 4.38%, 8/25/2035(l)	638	70
Series 2005-69, Class AS, IF, IO, 4.38%, 8/25/2035(l)	183	20
Series 2006-24, Class QS, IF, IO, 4.88%, 4/25/2036(l)	633	97
Series 2008-67, Class FG, 3.32%, 7/25/2038(l)	977	998
Series 2009-93, Class SD, IF, IO, 3.88%, 11/25/2039(l)	1,057	119
Series 2012-148, Class JI, IO, 3.50%, 12/25/2039	3,591	450
Series 2009-105, Class SE, IF, IO, 3.83%, 12/25/2039(l)	694	70
Series 2010-102, Class IP, IO, 5.00%, 12/25/2039	1,622	98
Series 2012-118, Class DI, IO, 3.50%, 1/25/2040	7,696	809
Series 2013-5, Class BI, IO, 3.50%, 3/25/2040	7,182	779

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Series 2010-68, Class SJ, IF, IO, 4.23%, 7/25/2040(l)		607	84
Series 2013-101, Class CF, 2.92%, 10/25/2043(l)		17,235	17,467
Series 2013-101, Class FE, 2.92%, 10/25/2043(l)		8,565	8,686
Series 2016-30, Class SA, IF, IO, 3.68%, 5/25/2046(l)		8,535	1,513
Series 2017-6, Class SB, IF, IO, 3.73%, 2/25/2047(l)		4,268	698
Series 2017-47, Class ST, IF, IO, 3.78%, 6/25/2047(l)		8,867	1,667
Series 2017-49, Class JA, 4.00%, 7/25/2053		11,514	11,817
FNMA STRIPS
Series 409, Class C19, IO, 4.00%, 4/25/2042		8,433	1,756
Series 409, Class C25, IO, 4.50%, 4/25/2042		6,961	1,605
FNMA, Connecticut Avenue Securities
Series 2018-C05, Class 1M2, 4.66%, 1/25/2031(l)		2,010	1,996
Series 2018-C06, Class 1M2, 4.31%, 3/25/2031(l)		1,360	1,331
Series 2018-C06, Class 2M2, 4.41%, 3/25/2031(l)		370	362
GNMA
Series 2014-36, Class WY, 2.00%, 3/16/2044		810	654
Series 2015-H13, Class GI, IO, 1.59%, 4/20/2065(l)		3,320	163
Series 2017-H14, Class FG, 3.53%, 6/20/2067(l)		1,221	1,253
GSR Mortgage Loan Trust
Series 2004-15F, Class 1A2, 5.50%, 12/25/2034		872	910
HarborView Mortgage Loan Trust
Series 2007-6, Class 2A1A, 2.49%, 8/19/2037(l)		5,082	4,830
Series 2005-11, Class 2A1A, 2.92%, 8/19/2045(l)		2,225	2,206
IndyMac INDX Mortgage Loan Trust
Series 2005-AR10, Class A1, 2.57%, 6/25/2035(l)		1,251	1,184
Intesa Sec Srl (Italy)
Series 3, Class B, 0.00%, 10/30/2033‡(c)(l)	EUR	1,200	1,352
JP Morgan Mortgage Trust
Series 2006-S2, Class 1A19, 6.00%, 7/25/2036		570	494
Lanark Master Issuer plc (United Kingdom)
Series 2018-1A, Class 1A, 3.10%, 12/22/2069(a)(l)		1,834	1,829
Lehman Mortgage Trust
Series 2005-2, Class 2A5, 5.50%, 12/25/2035		499	464
MASTR Alternative Loan Trust
Series 2004-12, Class 3A1, 6.00%, 12/25/2034		2,331	2,417
Morgan Stanley Mortgage Loan Trust
Series 2004-4, Class 2A, 6.36%, 9/25/2034(l)		502	548
Series 2004-9, Class 1A, 5.37%, 11/25/2034(l)		149	155
OBX Trust
Series 2018-EXP1, Class 2A1, 3.16%, 4/25/2048(a)(l)		1,673	1,667
Permanent Master Issuer plc (Netherlands)
Series 2018-1A, Class 1A1, 2.82%, 7/15/2058(a)(l)		5,330	5,313
PNMAC GMSR Issuer Trust
Series 2018-GT2, Class A, 4.96%, 8/25/2025(a)(l)		2,280	2,286
RALI Trust
Series 2006-QS4, Class A2, 6.00%, 4/25/2036		53	48
Residential Asset Securitization Trust
Series 2005-A3, Class A2, 5.50%, 4/25/2035		2,919	2,512
Series 2005-A8CB, Class A11, 6.00%, 7/25/2035		343	310
SART 4.75%, 7/15/2024		5,061	5,066
Sequoia Mortgage Trust
Series 2003-8, Class A1, 2.94%, 1/20/2034(l)		559	548
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-35, Class B1, 5.45%, 12/25/2033‡(l)		413	355
Structured Asset Securities Corp. Trust
Series 2005-1, Class 7A7, 5.50%, 2/25/2035		1,097	1,099
TDA CAM 4 FTA (Spain)
Series 4, Class A, 0.00%, 6/26/2039(c)(l)	EUR	1,021	1,145
Toorak Mortgage Corp. Ltd.
Series 2018-1, Class A1, 4.34%, 8/25/2021(a)(i)		2,600	2,600
Verus Securitization Trust
Series 2018-2, Class A1, 3.68%, 6/1/2058(a)(l)		2,260	2,248
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-S3, Class 3A2, 5.50%, 5/25/2033		174	175
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2006-3, Class 5A2, 5.50%, 3/25/2021		27	26
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-N, Class A6, 4.60%, 8/25/2034(l)		2,827	2,860

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Series 2004-N, Class A7, 4.60%, 8/25/2034(l)	3,208	3,245
Series 2004-M, Class A1, 4.61%, 8/25/2034(l)	1,841	1,897
Series 2005-AR2, Class 2A2, 4.02%, 3/25/2035(l)	210	214
Series 2005-AR4, Class 2A2, 4.05%, 4/25/2035(l)	1,269	1,276
Series 2005-AR8, Class 1A1, 4.35%, 6/25/2035(l)	1,918	1,961

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $183,213)		183,812

MORTGAGE-BACKED SECURITIES — 8.5%
FHLMC Gold Pools, 15 Year, Single Family
Pool # G16507, 3.00%, 8/1/2032	15,867	15,631
Pool # G16448, 3.00%, 2/1/2033	16,944	16,693
Pool # G16501, 3.00%, 4/1/2033	11,152	10,989
FHLMC Gold Pools, 30 Year, Single Family
Pool # G60994, 3.50%, 1/1/2045	15,228	15,068
Pool # G67705, 4.00%, 10/1/2047	15,179	15,371
FNMA, 15 Year, Single Family
Pool # AS8395, 3.00%, 11/1/2031	17,144	16,939
Pool # 890789, 3.00%, 9/1/2032	22,317	22,049
Pool # BM3956, 3.00%, 12/1/2032	21,207	20,986
FNMA, 30 Year, Single Family
Pool # BM4026, 3.50%, 1/1/2044	12,571	12,443

TOTAL MORTGAGE-BACKED SECURITIES (Cost $147,551)		146,169

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.6%
BANK
Series 2017-BNK9, Class D, 2.80%, 11/15/2054(a)	1,694	1,310
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW13, Class B, 5.66%, 9/11/2041‡(a)(l)	256	257
BHMS ATLS
Series 2018-ATLS, Class A, 3.56%, 7/15/2035(a)(l)	2,675	2,672
Braemar Hotels & Resorts Trust
Series 2018-PRME, Class C, 3.56%, 6/15/2035‡(a)(l)	1,200	1,196
BX Commercial Mortgage Trust
Series 2018-IND, Class A, 3.06%, 11/15/2035(a)(l)	3,335	3,329
BX Trust
Series 2018-MCSF, Class A, 2.88%, 4/15/2035(a)(l)	5,665	5,626
BXMT Ltd.
Series 2017-FL1, Class A, 3.17%, 6/15/2035(a)(l)	2,815	2,808
Series 2017-FL1, Class C, 4.25%, 6/15/2035‡(a)(l)	2,940	2,951
CD Mortgage Trust
Series 2006-CD3, Class AJ, 5.69%, 10/15/2048	606	301
CGDBB Commercial Mortgage Trust
Series 2017-BIOC, Class B, 3.28%, 7/15/2032(a)(l)	2,600	2,592
Series 2017-BIOC, Class C, 3.36%, 7/15/2032‡(a)(l)	1,710	1,705
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class D, 3.23%, 9/15/2048‡(a)	2,765	2,286
Commercial Mortgage Trust
Series 2004-GG1, Class J, 5.45%, 6/10/2036‡(a)(l)	797	85
Credit Suisse Commercial Mortgage Trust
Series 2007-C1, Class AM, 5.42%, 2/15/2040	1,764	1,774
DBGS Mortgage Trust
Series 2018-5BP, Class A, 2.95%, 6/15/2033(a)(l)	7,220	7,188
Exantas Capital Corp. Ltd. (Cayman Islands)
Series 2018-RSO6, Class A, 3.13%, 6/15/2035(a)(l)	2,950	2,942
FHLMC Multifamily Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.42%, 7/25/2023(l)	44,115	563
Series K729, Class X1, IO, 0.49%, 10/25/2024(l)	21,927	402
Series K723, Class X3, IO, 1.98%, 10/25/2034(l)	9,280	758
Series K038, Class X3, IO, 2.57%, 6/25/2042(l)	10,700	1,226
Series K041, Class X3, IO, 1.70%, 11/25/2042(l)	13,061	1,092
Series K042, Class X3, IO, 1.66%, 1/25/2043(l)	22,120	1,812
Series K047, Class X3, IO, 1.55%, 6/25/2043(l)	18,000	1,462

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES — continued
Series K726, Class X3, IO, 2.20%, 7/25/2044(l)	3,760	376
Series K067, Class X3, IO, 2.19%, 9/25/2044(l)	15,993	2,302
Series K068, Class X3, IO, 2.13%, 10/25/2044(l)	4,540	644
Series K070, Class X3, IO, 2.11%, 12/25/2044(l)	16,328	2,313
Series K730, Class X3, IO, 2.10%, 2/25/2045(l)	13,820	1,459
Series K072, Class X3, IO, 2.21%, 12/25/2045(l)	3,940	601
FNMA ACES
Series 2014-M3, Class X2, IO, 0.15%, 1/25/2024(l)	40,264	103
FREMF
Series 2018-KF46, Class B, 4.26%, 3/25/2028(a)(l)	3,530	3,519
FREMF Mortgage Trust
Series 2017-KF29, Class B, 5.86%, 2/25/2024(a)(l)	542	561
Series 2017-KF31, Class B, 5.21%, 4/25/2024(a)(l)	560	560
Series 2017-KF36, Class B, 4.96%, 8/25/2024(a)(l)	1,465	1,476
Series 2017-KF35, Class B, 5.06%, 8/25/2024(a)(l)	1,690	1,737
Series 2018-KF45, Class B, 4.26%, 3/25/2025(a)(l)	605	608
Series 2018-KF47, Class B, 4.31%, 5/25/2025(a)(l)	536	530
Series 2018-KF48, Class B, 4.36%, 6/25/2028‡(a)(l)	1,670	1,666
Series 2012-K709, Class B, 3.88%, 4/25/2045(a)(l)	1,000	999
Series 2011-K12, Class B, 4.49%, 1/25/2046(a)(l)	700	711
Series 2011-K14, Class B, 5.35%, 2/25/2047(a)(l)	2,210	2,292
Series 2017-K726, Class C, 4.11%, 7/25/2049(a)(l)	725	700
Series 2017-K67, Class B, 4.08%, 9/25/2049(a)(l)	1,995	1,934
Series 2017-K729, Class B, 3.80%, 11/25/2049(a)(l)	880	849
Series 2017-K70, Class B, 3.93%, 12/25/2049(a)(l)	5,285	5,024
GNMA
Series 2012-89, IO, 0.76%, 12/16/2053(l)	8,064	224
Series 2017-9, IO, 0.77%, 1/16/2057(l)	13,140	840
Series 2017-23, IO, 0.73%, 5/16/2059(l)	11,795	707
Series 2017-69, IO, 0.80%, 7/16/2059(l)	10,025	676
GPMT Ltd. (Cayman Islands)
Series 2018-FL1, Class B, 3.85%, 11/21/2035‡(a)(l)	1,540	1,540
GS Mortgage Securities Trust
Series 2017-GS5, Class D, 3.51%, 3/10/2050‡(a)(l)	3,150	2,659
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2004-CBX, Class C, 5.07%, 1/12/2037‡(l)	2,735	2,756
LB-UBS Commercial Mortgage Trust
Series 2006-C6, Class AJ, 5.45%, 9/15/2039‡(l)	5,236	3,613
LMREC, Inc.
Series 2016-CRE2, Class A, 3.99%, 11/24/2031(a)(l)	2,854	2,854
Morgan Stanley Capital Barclays Bank Trust
Series 2016-MART, Class D, 3.31%, 9/13/2031‡(a)	3,170	3,077
Morgan Stanley Capital I Trust
Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041(l)	913	911
Series 2006-HQ8, Class D, 5.79%, 3/12/2044‡(l)	103	103
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048(a)(l)	3,195	3,208
Wachovia Bank Commercial Mortgage Trust
Series 2005-C21, Class F, 3.30%, 10/15/2044‡(a)(l)	3,035	1,001
Series 2007-C34, Class AJ, 6.34%, 5/15/2046(l)	1,644	1,652
Series 2007-C33, Class AJ, 5.98%, 2/15/2051(l)	3,493	3,450
Series 2007-C33, Class B, 5.98%, 2/15/2051‡(l)	965	714
Series 2007-C33, Class C, 5.98%, 2/15/2051‡(l)	6,915	691
Wells Fargo Commercial Mortgage Trust
Series 2010-C1, Class C, 5.78%, 11/15/2043‡(a)(l)	2,655	2,708
Series 2016-BNK1, Class D, 3.00%, 8/15/2049‡(a)	2,783	2,263

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $124,981)		112,948

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
FOREIGN GOVERNMENT SECURITIES — 4.4%
Arab Republic of Egypt (Egypt) 5.88%, 6/11/2025(c)		1,950	1,777
Federal Republic of Nigeria (Nigeria) 8.75%, 1/21/2031(a)		1,620	1,557
Japan Government Bond (Japan) 0.10%, 3/10/2026	JPY	4,715,361	43,305
Kingdom of Jordan (Jordan) 7.38%, 10/10/2047(c)		1,000	881
Kingdom of Morocco (Morocco) 5.50%, 12/11/2042(c)		535	532
Kingdom of Saudi Arabia (Saudi Arabia)
4.63%, 10/4/2047(c)		925	842
5.00%, 4/17/2049(c)		910	875
Republic of Angola (Angola) 9.50%, 11/12/2025(c)		1,550	1,631
Republic of Belarus (Belarus) 6.20%, 2/28/2030(c)		2,888	2,592
Republic of El Salvador (El Salvador) 7.75%, 1/24/2023(c)		877	892
Republic of Iraq (Iraq) 5.80%, 1/15/2028(c)		2,000	1,810
Republic of Kenya (Kenya) 8.25%, 2/28/2048(c)		681	586
Republic of Peru (Peru) 5.94%, 2/12/2029(c)	PEN	14,430	4,264
Republic of Senegal (Senegal) 6.75%, 3/13/2048(c)		2,100	1,733
Republic of Serbia (Serbia) 4.88%, 2/25/2020(c)		3,600	3,627
Republic of South Africa (South Africa)
4.88%, 4/14/2026		1,900	1,774
6.50%, 2/28/2041	ZAR	49,300	2,493
Republic of Turkey (Turkey) 5.20%, 2/16/2026	EUR	1,710	1,897
Republic of Ukraine (Ukraine)
8.99%, 2/1/2024(a)		540	509
7.38%, 9/25/2032(c)		1,000	807
State of Qatar (Qatar) 3.88%, 4/23/2023(a)		1,800	1,804

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $77,135)			76,188

CONVERTIBLE BONDS — 3.2%
Auto Components — 0.0%(b)
Horizon Global Corp. 2.75%, 7/1/2022		950	580

Communications Equipment — 0.1%
Finisar Corp. 0.50%, 12/15/2036		2,360	2,267

Electronic Equipment, Instruments & Components — 0.4%
II-VI, Inc. 0.25%, 9/1/2022		3,310	3,373
Knowles Corp. 3.25%, 11/1/2021		2,230	2,429

			5,802

Energy Equipment & Services — 0.1%
Nabors Industries, Inc. 0.75%, 1/15/2024		1,615	1,074

Entertainment — 0.2%
Live Nation Entertainment, Inc. 2.50%, 3/15/2023(a)		3,475	3,710

Health Care Technology — 0.1%
Vocera Communications, Inc. 1.50%, 5/15/2023(a)		710	949

Hotels, Restaurants & Leisure — 0.2%
Huazhu Group Ltd. (China) 0.38%, 11/1/2022		2,545	2,541

Interactive Media & Services — 0.1%
Zillow Group, Inc. 2.00%, 12/1/2021		2,120	2,149

Internet & Direct Marketing Retail — 0.4%
Ctrip.com International Ltd. (China) 1.00%, 7/1/2020		3,170	2,955
Etsy, Inc. Zero Coupon, 3/1/2023(a)		1,310	2,087
Liberty Expedia Holdings, Inc. 1.00%, 6/30/2047(a)		2,310	2,233

			7,275

Media — 0.0%(b)
DISH Network Corp. 3.38%, 8/15/2026		675	593

Oil, Gas & Consumable Fuels — 0.2%
Oasis Petroleum, Inc. 2.63%, 9/15/2023		2,110	2,029
SM Energy Co. 1.50%, 7/1/2021		2,035	1,982

			4,011

Real Estate Management & Development — 0.1%
Redfin Corp. 1.75%, 7/15/2023		1,115	949

Semiconductors & Semiconductor Equipment — 0.8%
Cree, Inc. 0.88%, 9/1/2023(a)		915	899
Cypress Semiconductor Corp.
4.50%, 1/15/2022		2,565	3,156
2.00%, 2/1/2023		115	110
MagnaChip Semiconductor SA (South Korea) 5.00%, 3/1/2021		1,550	1,678
NXP Semiconductors NV (Netherlands) 1.00%, 12/1/2019		1,820	1,878
ON Semiconductor Corp. 1.00%, 12/1/2020		2,120	2,526

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
CONVERTIBLE BONDS — continued
Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc. 1.25%, 12/15/2023	2,525	3,218

		13,465

Software — 0.5%
DocuSign, Inc. 0.50%, 9/15/2023(a)	510	476
Envestnet, Inc. 1.75%, 12/15/2019	1,990	2,072
FireEye, Inc. 0.88%, 6/1/2024(a)	1,240	1,371
Nuance Communications, Inc. 1.50%, 11/1/2035	3,370	3,306
Nutanix, Inc. Zero Coupon, 1/15/2023(a)	1,550	1,765

		8,990

TOTAL CONVERTIBLE BONDS (Cost $53,793)		54,355

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Inflation Indexed Bonds
1.00%, 2/15/2046	45,600	45,575
1.00%, 2/15/2048	4,650	4,454

TOTAL U.S. TREASURY OBLIGATIONS (Cost $56,117)		50,029

PRIVATE PLACEMENTS — 2.1%
Commercial Loans — 2.1%
Park West Shopping Center 5.75%, 1/6/2019‡	20,000	20,000
Truax Building Funding LLC 6.21%, 1/1/2020‡	16,000	15,520

TOTAL PRIVATE PLACEMENTS (Cost $36,000)		35,520

LOAN ASSIGNMENTS — 0.7%(m)
Aerospace & Defense — 0.0%(b)
MacDonald Dettwiler and Associates Ltd., Term Loan B
(ICE LIBOR USD 3 Month + 2.75%), 5.15%, 10/4/2024(f)	20	19

Chemicals — 0.0%(b)
Gemini HDPE LLC, Advance
(ICE LIBOR USD 3 Month + 2.50%), 5.03%, 8/7/2024(f)	325	323

Containers & Packaging — 0.0%(b)
Flex Acquisition Co., Inc., Term Loan
(ICE LIBOR USD 1 Month + 3.00%), 5.30%, 12/29/2023(f)	525	514

Diversified Consumer Services — 0.0%(b)
Spin Holdco, Inc., Term Loan B
(ICE LIBOR USD 3 Month + 3.25%), 5.69%, 11/14/2022(f)	621	608

Diversified Telecommunication Services — 0.0%(b)
Cincinnati Bell, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 3.25%), 5.59%, 10/2/2024(f)	643	637
Consolidated Communications, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.35%, 10/5/2023(f)	158	152

		789

Electric Utilities — 0.0%(b)
Lightstone Holdco LLC, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 6.09%, 1/30/2024(f)	755	731
Lightstone Holdco LLC, 1st Lien Term Loan C
(ICE LIBOR USD 1 Month + 3.75%), 6.09%, 1/30/2024(f)	41	39

		770

Electrical Equipment — 0.1%
Brookfield WEC Holdings, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.75%), 6.09%, 8/1/2025(f)	961	958
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 6.75%), 9.09%, 8/3/2026(f)	325	327

		1,285

Food & Staples Retailing — 0.1%
Albertson’s LLC, 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.00%), 5.69%, 6/22/2023(f)	872	855
Moran Foods LLC, Term Loan B
(ICE LIBOR USD 1 Month + 6.00%), 8.34%, 12/5/2023(f)	467	243

		1,098

Food Products — 0.1%
Dole Food Co., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%; ICE LIBOR USD 3 Month US Prime Rate + 1.75%), 5.09%, 4/6/2024(f)	1,230	1,209

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LOAN ASSIGNMENTS — continued
Health Care Providers & Services — 0.1%
National Mentor Holdings, Inc., Tranche B Term Loan
(ICE LIBOR USD 3 Month + 3.00%), 5.39%, 1/31/2021(f)	659	656
Tennessee Merger Sub, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%), 5.09%, 2/6/2024(f)	150	139

		795

Hotels, Restaurants & Leisure — 0.0%(b)
Golden Nugget, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 5.23%, 10/4/2023(f)	106	104

Independent Power and Renewable Electricity Producers — 0.0%(b)
Talen Energy Supply, 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 4.00%), 4.00%, 11/14/2025(f)(n)	71	70

Insurance — 0.0%(b)
Hub International Ltd., 1st Lien Term Loan B
(ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.49%, 4/25/2025(f)	263	258

IT Services — 0.1%
First Data Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 2.00%), 4.32%, 4/26/2024(f)	1,237	1,213

Media — 0.1%
iHeartCommunications, Inc., Term Loan D
(ICE LIBOR USD 1 Month + 6.75%), 9.05%, 1/30/2019(f)	400	284
iHeartCommunications, Inc., Tranche E Term Loan
(ICE LIBOR USD 1 Month + 7.50%), 9.80%, 7/30/2019(f)	949	672
Tribune Media Co., Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.34%, 12/27/2020(f)	200	200
Univision Communications, Inc., 1st Lien Term Loan C-5
(ICE LIBOR USD 1 Month + 2.75%), 5.09%, 3/15/2024(f)	566	527

		1,683

Pharmaceuticals — 0.0%(b)
Concordia Healthcare Corp., Initial Dollar Term Loan (Canada)
(ICE LIBOR USD 1 Month + 5.50%), 7.82%, 9/6/2024(f)	52	50

Specialty Retail — 0.1%
Claire’s Stores, Inc., 1st Lien Revolver Term Loan
(ICE LIBOR USD 3 Month + 2.50%), 2.50%, 9/15/2022‡(f)(n)	42	—
Claire’s Stores, Inc., 1st Lien Term Loan
(ICE LIBOR USD 6 Month + 7.25%), 6.25%, 9/15/2038‡(f)(n)	935	1,337
PetSmart, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.32%, 3/11/2022(f)	614	513

		1,850

TOTAL LOAN ASSIGNMENTS (Cost $13,099)		12,638

SUPRANATIONAL — 0.4%
International Bank for Reconstruction & Development (Supranational)
(SOFRRATE + 0.22%), 2.46%, 8/21/2020(f)(Cost $6,500)	6,500	6,498

	Shares (000)
COMMON STOCKS — 0.3%
Capital Markets — 0.0%(b)
Goodman Private*‡	6	—	(k)
UCI Holdings LLC (New Zealand)*‡	24	464

		464

Equity Real Estate Investment Trusts (REITs) — 0.1%
VICI Properties, Inc.	64	1,404
VICI Properties, Inc.*‡	28	604

		2,008

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Corp.*(d)	78	663

Independent Power and Renewable Electricity Producers — 0.0%(b)
Vistra Energy Corp.*	20	479

Software — 0.0%(b)
Avaya Holdings Corp.*	11	169

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Shares (000)		Value (000)
COMMON STOCKS — continued
Specialty Retail — 0.1%
Claire’s Stores, Inc.*‡	1		878

Wireless Telecommunication Services — 0.0%(b)
NII Holdings, Inc.*(d)	27		147

TOTAL COMMON STOCKS (Cost $4,376)			4,808

PREFERRED STOCKS — 0.1%
Capital Markets — 0.0%(b)
Goodman Private Preferred Shares*‡	7		—	(k)

Insurance — 0.0%(b)
XLIT Ltd.
(Bermuda), Series D, (ICE LIBOR USD 3 Month + 3.12%), 5.56%, 1/7/2019 ($1,000 par value)(f)(o)	—	(k)	414

Specialty Retail — 0.1%
Claire’s Stores, Inc.*‡	1		871

TOTAL PREFERRED STOCKS (Cost $703)			1,285

	No. of Rights (000)
RIGHTS — 0.0%(b)
Independent Power and Renewable Electricity Producers — 0.0%(b)
Vistra Energy Corp., expiring 12/31/2049*‡ (Cost $—)	42		32

	Shares (000)
SHORT-TERM INVESTMENTS — 0.3%
INVESTMENT COMPANIES — 0.3%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.30%(p)(q)(r)(Cost $5,280)	5,280		5,280

INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.16%(p)(q)(Cost $2,288)	2,288		2,288

Total Investments — 98.5% (Cost $1,746,680)			1,689,257
Other Assets Less Liabilities — 1.5%			25,371

Net Assets — 100.0%			1,714,628

Percentages indicated are based on net assets.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
EURIBOR	Euro Interbank Offered Rate
EURO	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of November 30, 2018. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
PEN	Peruvian Nuevo SoI
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SEK	Swedish Krona
SOFRRATE	SOFR Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar
ZAR	South African Rand

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	The security or a portion of this security is on loan at November 30, 2018. The total value of securities on loan at November 30, 2018 was approximately $2,216,000.
(e)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2018.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2018.
(j)	Defaulted security.
(k)	Amount rounds to less than one thousand.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of November 30, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of November 30, 2018.
(p)	The rate shown is the current yield as of November 30, 2018.
(q)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(r)	Approximately less than $1,000 of this investment is restricted as collateral for swaps to various brokers.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Futures contracts outstanding as of November 30, 2018 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-Bobl	169	12/2018	EUR	25,249	73
Euro-Bund	84	12/2018	EUR	15,362	114
Euro-Buxl	23	12/2018	EUR	4,650	50
Euro-Schatz	6	12/2018	EUR	761	1
U.S. Treasury 2 Year Note	2,092	03/2019	USD	441,445	290
U.S. Treasury 5 Year Note	61	03/2019	USD	6,893	9
U.S. Treasury 10 Year Note	22	03/2019	USD	2,630	11
U.S. Treasury Ultra Bond	2	03/2019	USD	305	1

					549

Short Contracts
Euro-Bobl	(432)	12/2018	EUR	(64,542)	(288)
Euro-Bund	(238)	12/2018	EUR	(43,526)	(317)
Japan 10 Year Bond	(34)	12/2018	JPY	(45,278)	(261)
Long Gilt	(29)	03/2019	GBP	(4,532)	(12)
U.S. Treasury 5 Year Note	(1,371)	03/2019	USD	(154,923)	(388)
U.S. Treasury 10 Year Note	(48)	03/2019	USD	(5,737)	(20)
U.S. Treasury Long Bond	(11)	03/2019	USD	(1,541)	(10)
3 Month Eurodollar	(2,152)	09/2019	USD	(522,048)	(32)

					(1,328)

					(779)

Abbreviations

EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of November 30, 2018 (amounts in thousands):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CNH	62,563	USD	8,997	Barclays Bank plc**	12/5/2018	4
EUR	1,039	USD	1,174	Citibank, NA	12/5/2018	3
JPY	4,945,283	USD	43,564	Goldman Sachs International	12/5/2018	4
MXN	178,470	USD	8,703	Royal Bank of Canada	12/5/2018	64
USD	4,797	BRL	17,478	Goldman Sachs International**	12/5/2018	278
USD	6,329	COP	20,063,896	Citibank, NA**	12/5/2018	125
USD	4,089	EUR	3,590	Barclays Bank plc	12/5/2018	24
USD	44,282	JPY	4,945,283	National Australia Bank Ltd.	12/5/2018	714
USD	12,874	MXN	256,061	Citibank, NA	12/5/2018	295
EUR	300	USD	340	Goldman Sachs International	1/7/2019	1
EUR	305	USD	346	National Australia Bank Ltd.	1/7/2019	—	(a)
EUR	698	USD	791	State Street Corp.	1/7/2019	1
USD	415	EUR	362	Citibank, NA	1/7/2019	3
USD	2,719	EUR	2,391	Citibank, NA	1/7/2019	1
USD	289	EUR	252	Standard Chartered Bank	1/7/2019	3
USD	552	EUR	483	TD Bank Financial Group	1/7/2019	4
USD	139,112	EUR	121,935	Union Bank of Switzerland AG	1/7/2019	573
USD	5,518	GBP	4,318	Morgan Stanley	1/7/2019	3

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	31,229	SEK	282,581	Goldman Sachs International	1/7/2019	70

Total unrealized appreciation						2,170

BRL	17,478	USD	4,685	BNP Paribas**	12/5/2018	(166)
CNH	33,645	USD	4,892	Merrill Lynch International**	12/5/2018	(51)
COP	20,063,896	USD	6,289	Goldman Sachs International**	12/5/2018	(85)
EUR	2,391	USD	2,709	Citibank, NA	12/5/2018	(2)
EUR	160	USD	183	National Australia Bank Ltd.	12/5/2018	(2)
MXN	77,591	USD	3,842	Goldman Sachs International	12/5/2018	(31)
RUB	301,144	USD	4,576	Citibank, NA**	12/5/2018	(82)
SEK	282,581	USD	31,112	Goldman Sachs International	12/5/2018	(69)
USD	13,804	CNH	96,207	HSBC Bank, NA**	12/5/2018	(38)
USD	4,429	RUB	301,144	Goldman Sachs International**	12/5/2018	(65)
USD	30,940	SEK	282,581	Goldman Sachs International	12/5/2018	(103)
BRL	16,750	USD	4,444	Citibank, NA**	1/7/2019	(120)
EUR	310	USD	355	Australia & New Zealand Banking Group Ltd.	1/7/2019	(3)
EUR	787	USD	901	National Australia Bank Ltd.	1/7/2019	(6)
EUR	2,803	USD	3,207	State Street Corp.	1/7/2019	(22)
EUR	553	USD	634	TD Bank Financial Group	1/7/2019	(6)
GBP	2,013	USD	2,603	State Street Corp.	1/7/2019	(33)
MXN	16,902	USD	830	Royal Bank of Canada	1/7/2019	(4)
MXN	154,346	USD	7,560	State Street Corp.	1/7/2019	(17)
USD	4,300	BRL	16,750	Citibank, NA**	1/7/2019	(24)
USD	8,987	CNH	62,563	Barclays Bank plc**	1/7/2019	(4)
USD	564	EUR	498	BNP Paribas	1/7/2019	(1)
USD	1,178	EUR	1,039	Citibank, NA	1/7/2019	(3)
USD	43,718	JPY	4,945,283	Goldman Sachs International	1/7/2019	(6)
USD	8,657	MXN	178,470	Royal Bank of Canada	1/7/2019	(64)
USD	2,552	ZAR	35,525	HSBC Bank, NA	1/7/2019	(1)

Total unrealized depreciation						(1,008)

Net unrealized appreciation						1,162

Abbreviations

BRL	Brazilian Real
CNH	China Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand
(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Centrally Cleared Interest rate swap contracts outstanding as of November 30, 2018 (amounts in thousands):

Floating Rate Index(a)	Fixed Rate	Pay/Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
3 months LIBOR quarterly	2.60 semi-annually	Receive	1/23/2022	USD 1,341,200	—	14,729	14,729

					—	14,729	14,729

3 months LIBOR quarterly	2.56 semi-annually	Pay	1/23/2021	USD 1,990,800	—	(17,057)	(17,057)
3 months LIBOR quarterly	3.07 semi-annually	Receive	12/31/2020	USD 449,300	(105)	(243)	(348)
3 months LIBOR quarterly	3.11 semi-annually	Receive	8/15/2028	USD 122,800	23	(602)	(579)
3 months LIBOR quarterly	3.20 semi-annually	Receive	2/15/2036	USD 46,700	—	(370)	(370)
3 months LIBOR quarterly	3.20 semi-annually	Receive	5/15/2044	USD 70,300	47	(606)	(559)

					(35)	(18,878)	(18,913)

					(35)	(4,149)	(4,184)

(a) Value of floating rate index at November 30, 2018 was as follows:

Floating Rate Index	Value
3 months LIBOR	2.74%

Abbreviations

LIBOR	London Interbank Offered Rate
USD	United States Dollar

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and Forward Foreign Currency Contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Capital Markets	$—	$—	$464		$464
Equity Real Estate Investment Trusts (REITs)	1,404	—	604		2,008
Specialty Retail	—	—	878		878
Other Common Stocks	1,458	—	—		1,458

Total Common Stocks	2,862	—	1,946		4,808

Preferred Stocks
Capital Markets	—	—	—	(a)	—	(a)
Specialty Retail	—	—	871		871
Other Preferred Stocks	—	414	—		414

Total Preferred Stocks	—	414	871		1,285

Debt Securities
Asset-Backed Securities	—	219,591	113,067		332,658
Collateralized Mortgage Obligations	—	181,067	2,745		183,812
Commercial Mortgage-Backed Securities	—	81,677	31,271		112,948
Convertible Bonds
Other Convertible Bonds	—	54,355	—		54,355
Corporate Bonds
Capital Markets	—	34,091	6,113		40,204
Commercial Services & Supplies	—	9,136	215		9,351
Communications Equipment	—	2,229	47		2,276
Consumer Finance	—	16,058	269		16,327
Electric Utilities	—	15,668	5		15,673
Wireless Telecommunication Services	—	25,941	—	(a)	25,941
Other Corporate Bonds	$—	$554,977	$—		$554,977

Total Corporate Bonds	—	658,100	6,649		664,749

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	—	76,188	—	76,188
Mortgage-Backed Securities	—	146,169	—	146,169
Private Placements
Commercial Loans	—	—	35,520	35,520
Supranational	—	6,498	—	6,498
U.S. Treasury Obligations	—	50,029	—	50,029
Loan Assignments
Specialty Retail	—	513	1,337	1,850
Other Loan Assignments	—	10,788	—	10,788

Total Loan Assignments	—	11,301	1,337	12,638

Rights
Independent Power and Renewable Electricity Producers	—	—	32	32
Short-Term Investments
Investment Companies	5,280	—	—	5,280
Investments of cash collateral from securities loaned	2,288	—	—	2,288

Total Investments in Securities	$10,430	$1,485,389	$193,438	$1,689,257

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,170	$—	$2,170
Futures Contracts	549	—	—	549
Swaps	—	14,729	—	14,729

Total Appreciation in Other Financial Instruments	$549	$16,899	$—	$17,448

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,008)	$—	$(1,008)
Futures Contracts	(1,328)	—	—	(1,328)
Swaps	—	(18,878)	—	(18,878)

Total Depreciation in Other Financial Instruments	$(1,328)	$(19,886)	$—	$(21,214)

(a)	Amount rounds to less than one thousand.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the period ended November 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of August 31, 2018	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2018
Investments in Securities
Asset-Backed Securities	$82,693	$859	$(2,404)	$89		$46,949	$(31,744)	$16,625	$—	$113,067
Collateralized Mortgage Obligations	1,871	7	(147)	8		1,076	(70)	—	—	2,745
Commercial Mortgage-Backed Securities	52,525	(1,099)	(6,697)	36		5,134	(18,695)	9,302	(9,235)	31,271
Common Stocks — Capital Markets	434	—	30	—		—	—	—	—	464
Common Stocks — Equity Real Estate Investment Trusts (REITs)	—	—	604	—		—	—	—	—	604
Common Stocks — Specialty Retail	—	—	19	—		859	—	—	—	878
Corporate Bonds — Capital Markets	6,225	1	— (a)	1		—	(114)	—	—	6,113
Corporate Bonds — Commercial Services & Supplies	—	—	(37)	—	(a)	—	—	252	—	215
Corporate Bonds — Communications Equipment	64	— (a)	(19)	1		1	— (a)	—	—	47
Corporate Bonds — Consumer Finance	—	—	(50)	—	(a)	—	—	319	—	269
Corporate Bonds — Electric Utilities	25	—	(20)	—		—	—	—	—	5
Corporate Bonds — Wireless Telecommunication Services	—	—	— (a)	—		—	—	—	—	—	(a)
Loan Assignments — Hotels, Restaurants & Leisure	2,496	89	(44)	3		575	(3,119)	—	—	—
Loan Assignments — Specialty Retail	—	—	402	—		935	—	—	—	1,337
Preferred Stocks — Capital Markets	23	—	(23)	—		—	—	—	—	—	(a)
Preferred Stocks — Specialty Retail	—	—	535	—		336	—	—	—	871
Private Placements — Commercial Loanss	36,000	—	(480)	—		—	—	—	—	35,520
Rights — Independent Power and Renewable Electricity Producers	30	—	2	—		—	—	—	—	32

	$182,386	$(143)	$(8,329)	$138		$55,865	$(53,742)	$26,498	$(9,235)	$193,438

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2018, which were valued using significant unobservable inputs (level 3) amounted to approximately $(7,948,000).

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at November 30, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$87,766		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (14.40%)
				Constant Default Rate	0.00% - 6.91% (0.88%)
				Yield (Discount Rate of Cash Flows)	2.34% - 7.08% (4.47%)

Asset-Backed Securities	87,766

	355		Discounted Cash Flow	Constant Prepayment Rate	6.00% (6.00%)
				Constant Default Rate	1.66% (1.66%)
				Yield (Discount Rate of Cash Flows)	5.95% (5.95%)

Collateralized Mortgage Obligations	355

	28,235		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(7.40%) - 199.00% (19.80%)

Commercial Mortgage-Backed Securities	28,235

	35,520		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.83% - 6.33% (6.05%)

Private Placements	35,520

	113		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.38% (4.38%)
				Liquidity Discount	0.38% (0.38%)
			Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Corporate	113

	—	(a)	Market Comparable Companies	EBITDA Multiple	5.0x (5.0x)
				Discount for Potential Outcome	30.00% (30.00%)

Preferred Stocks	—	(a)

	—	(a)	Market Comparable Companies	EBITDA Multiple	5.0x (5.0x)

Common Stocks	—	(a)

Total	$151,989

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At November 30, 2018, the value of these investments was approximately $41,449,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note A.

(a)	Amount rounds to less than one thousand.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes (1) — (3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in market value on open future contracts are recorded as changes in unrealized appreciation or depreciation. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including interest rate, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”), that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable Forward Foreign Currency Exchange Contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as Restricted cash. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management service to the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund may be required to post or receive collateral for OTC Swaps.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments(a)	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — 95.1%
New York — 95.1%
Albany Industrial Development Agency, Civic Facility, Living Resources Corp. Project Series A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.72%, 12/7/2018(b)	2,595	2,595
City of New York, Fiscal Year 2012 Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.73%, 12/3/2018(b)	3,415	3,415
City of New York, Fiscal Year 2014 Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	2,200	2,200
City of New York, Fiscal Year 2017 Series A, Subseries A-7, GO, VRDO, LOC: Bank of the West, 1.76%, 12/3/2018(b)	10,395	10,395
City of New York, Fiscal Year 2018 Series B, Subseries B-5, GO, VRDO, 1.74%, 12/3/2018(b)	7,205	7,205
City of New York, Housing Development Corp., Multi-Family Rental Housing Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.70%, 12/7/2018(b)	7,320	7,320
Franklin County Civic Development Corp. Series A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.74%, 12/7/2018(b)	4,345	4,345
Franklin County Industrial Development Agency, Civic Facility, Trudeau Institute, Inc. Project Rev., VRDO, LOC: HSBC Bank USA NA, 1.91%, 12/7/2018(b)	245	245
Metropolitan Transportation Authority
Series A-1, Rev., VRDO, LOC: TD Bank NA, 1.70%, 12/3/2018(b)	3,380	3,380
Subseries E-3, Rev., VRDO, LOC: Bank of America NA, 1.72%, 12/3/2018(b)	11,040	11,040
Subseries E-4, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	8,000	8,000
Subseries E-2, Rev., VRDO, LOC: Bank of America NA, 1.70%, 12/7/2018(b)	415	415
Nassau County Interim Finance Authority, A Public Benefit Corp. of the State of New York, Sales Tax Secured Series B, Rev., VRDO, 1.69%, 12/7/2018(b)	12,295	12,295
Nassau County Interim Finance Authority, Sales Tax Secured
Series C, Rev., VRDO, 1.68%, 12/7/2018(b)	6,450	6,450
Series A, Rev., VRDO, 1.72%, 12/7/2018(b)	5,525	5,525
Nassau Health Care Corp., Nassau County Guaranteed Subseries C1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.69%, 12/7/2018(b)	19,155	19,155
New York City Housing Development Corp. Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.66%, 12/7/2018(b)	7,530	7,530
New York City Housing Development Corp., Multi-Family Mortgage, 245 East 124th Street Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.71%, 12/7/2018(b)	3,300	3,300
New York City Housing Development Corp., Multi-Family Mortgage, Bathgate Avenue Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.77%, 12/7/2018(b)	2,625	2,625
New York City Housing Development Corp., Multi-Family Mortgage, Boricua Village Apartments Site C Series C, Rev., VRDO, LOC: Citibank NA, 1.71%, 12/7/2018(b)	6,665	6,665
New York City Housing Development Corp., Multi-Family Mortgage, Bruckner by the Bridge Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.71%, 12/7/2018(b)	3,200	3,200

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
New York — continued
New York City Housing Development Corp., Multi-Family Rental Housing, 90 Washington Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.72%, 12/7/2018(b)	9,175	9,175
New York City Housing Development Corp., Multi-Family Rental Housing, Atlantic Court Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.75%, 12/7/2018(b)	13,500	13,500
New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.71%, 12/7/2018(b)	2,300	2,300
New York City Industrial Development Agency, 123 Washington LLC Project Series 2007, Rev., VRDO, LOC: Bank of China, 1.78%, 12/3/2018(b)	14,030	14,030
New York City Industrial Development Agency, Civic Facility, New York Congregational Nursing Center Project Series A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.74%, 12/7/2018(b)	800	800
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012 Subseries A-2, Rev., VRDO, 1.70%, 12/3/2018(b)	16,215	16,215
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2015 Rev., VRDO, 1.75%, 12/3/2018(b)	6,800	6,800
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, 1.73%, 12/7/2018(b)	8,000	8,000
New York City Transitional Finance Authority, Future Tax Secured Rev., VRDO, 1.72%, 12/3/2018(b)	12,900	12,900
Subseries C-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.70%, 12/7/2018(b)	5,200	5,200
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003
Subseries C4, Rev., VRDO, 1.67%, 12/3/2018(b)	4,300	4,300
Subseries A-3, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.69%, 12/7/2018(b)	1,600	1,600
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013
Subseries A-6, Rev., VRDO, 1.71%, 12/3/2018(b)	1,665	1,665
Subseries A-7, Rev., VRDO, 1.64%, 12/7/2018(b)	7,385	7,385
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Subseries B-5, Rev., VRDO, 1.71%, 12/3/2018(b)	1,450	1,450
New York City Trust for Cultural Resources, American Museum of Natural History Series B3, Rev., VRDO, 1.68%, 12/7/2018(b)	13,485	13,485
New York City Trust for Cultural Resources, Metropolitan Museum of Art
Subseries A-1, Rev., VRDO, 1.63%, 12/7/2018(b)	20,400	20,400
Subseries A-2, Rev., VRDO, 1.63%, 12/7/2018(b)	5,350	5,350
New York Liberty Development Corp.
Series 2015-XF2146, Rev., VRDO, LIQ: Citibank NA, 1.71%, 12/7/2018(b)(c)	15,525	15,525
Series 2015-XF2153, Rev., VRDO, LIQ: Citibank NA, 1.71%, 12/7/2018(b)(c)	7,500	7,500
New York Mortgage Agency, Homeowner Mortgage Series 207, Rev., VRDO, 1.69%, 12/7/2018(b)	10,000	10,000

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
New York — continued
New York State Dormitory Authority
Series B-1, Rev., VRDO, LOC: Barclays Bank plc, 1.67%, 12/7/2018(b)	1,925	1,925
Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.71%, 12/7/2018(b)	4,550	4,550
New York State Dormitory Authority, Catholic Health System Series 2006A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.72%, 12/7/2018(b)	5,465	5,465
New York State Dormitory Authority, City University System, CONS Fifth General Resolution Series C, Rev., VRDO, LOC: Bank of America NA, 1.70%, 12/7/2018(b)	16,405	16,405
New York State Dormitory Authority, Fordham University Series A-1, Rev., VRDO, LOC: Bank of America NA, 1.70%, 12/7/2018(b)	3,805	3,805
New York State Dormitory Authority, Highland Community Development Corp. Series B, Rev., VRDO, LOC: HSBC Bank USA NA, 1.71%, 12/7/2018(b)	3,255	3,255
New York State Dormitory Authority, Museum of Art Series B, Rev., VRDO, 1.66%, 12/7/2018(b)	100	100
New York State Dormitory Authority, New York Fordham University Series A-2, Rev., VRDO, LOC: Bank of America NA, 1.70%, 12/7/2018(b)	7,370	7,370
New York State Dormitory Authority, Revenue Derivatives Series 2016-ZF2383, Rev., VRDO, 1.71%, 12/7/2018(b)	6,175	6,175
New York State Dormitory Authority, St. John’s University Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.62%, 12/7/2018(b)	3,585	3,585
New York State Dormitory Authority, Teresian House Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 1.72%, 12/7/2018(b)	13,905	13,905
New York State Dormitory Authority, University of Rochester Series 2006A-1, Rev., VRDO, LOC: Barclays Bank plc, 1.67%, 12/7/2018(b)	6,830	6,830
New York State Energy Research and Development Authority, Consolidated Edison Co. of New York, Inc. Project
Series A, Subseries A-4, Rev., VRDO, LOC: Bank of Nova Scotia, 1.70%, 12/7/2018(b)	6,000	6,000
Series C, Subseries C-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.73%, 12/7/2018(b)	13,900	13,900
New York State Energy Research and Development Authority, Consolidated Edison Co., Inc. Project Series A, Subseries A-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.69%, 12/7/2018(b)	17,200	17,200
New York State Housing Finance Agency Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.77%, 12/3/2018(b)	16,275	16,275
New York State Housing Finance Agency, 188 Ludlow Street Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.77%, 12/7/2018(b)	3,000	3,000
New York State Housing Finance Agency, 222 East 44th Street Housing Series A, Rev., VRDO, LOC: Bank of China, 1.74%, 12/7/2018(b)	1,750	1,750
New York State Housing Finance Agency, 25 West 25th Street Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.75%, 12/7/2018(b)	4,700	4,700
New York State Housing Finance Agency, 363 West 30th Street Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.75%, 12/7/2018(b)	1,085	1,085

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
New York — continued
New York State Housing Finance Agency, 42nd and 10th Housing Series A, Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.72%, 12/7/2018(b)	13,375	13,375
New York State Housing Finance Agency, 42nd West 10th Street Housing Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.64%, 12/7/2018(b)	21,515	21,515
New York State Housing Finance Agency, 555 Tenth Avenue Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.73%, 12/7/2018(b)	26,800	26,800
New York State Housing Finance Agency, 600 West 42nd Street Housing
Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.72%, 12/7/2018(b)	8,400	8,400
Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.76%, 12/7/2018(b)	11,200	11,200
New York State Housing Finance Agency, Chelsea Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.72%, 12/7/2018(b)	4,650	4,650
New York State Housing Finance Agency, Historic Front Street Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.71%, 12/7/2018(b)	5,250	5,250
New York State Housing Finance Agency, Liberty Street Realty LLC Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.71%, 12/7/2018(b)	5,535	5,535
New York State Housing Finance Agency, Manhattan West Residential Housing
Series A, Rev., VRDO, LOC: Bank of China, 1.76%, 12/3/2018(b)	15,000	15,000
Series A, Rev., VRDO, LOC: Bank of China, 1.77%, 12/7/2018(b)	20,500	20,500
New York State Housing Finance Agency, Navy Pier Court Housing Rev., VRDO, LOC: PNC Bank NA, 1.69%, 12/7/2018(b)	2,300	2,300
New York State Housing Finance Agency, Tribeca Green Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.73%, 12/7/2018(b)	15,000	15,000
New York State Housing Finance Agency, West 23rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.71%, 12/7/2018(b)	1,600	1,600
New York State Housing Finance Agency, West Haverstraw Senior Citizens Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.73%, 12/7/2018(b)	6,700	6,700
New York State Thruway Authority, 2nd General Highway and Bridge Trust Fund Series 2016-XF2279, Rev., VRDO, LIQ: Citibank NA, 1.71%, 12/7/2018(b)(c)	4,800	4,800
Niagara Area Development Corp, University Project Series 2012A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.70%, 12/7/2018(b)	4,405	4,405
Onondaga County Industrial Development Agency, Civic Facility, Syracuse Home Association Project Series 2007, Rev., VRDO, LOC: HSBC Bank USA NA, 1.74%, 12/7/2018(b)	4,345	4,345
Onondaga County Trust Cultural Resources, Syracuse University Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.64%, 12/7/2018(b)	12,190	12,190
RBC Municipal Products, Inc. Trust, Floater Certificates Series 2018-G5, GO, VRDO, LOC: Royal Bank of Canada, 1.72%, 12/7/2018(b)(c)	6,000	6,000
Rib Floater Trust Series 2018-023, Rev., VRDO, LIQ: Barclays Bank plc, 1.72%, 12/7/2018(b)(c)	3,295	3,295

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
New York — continued
Tender Option Bond Trust Receipts/Certificates
Series E-118, GO, VRDO, LIQ: Royal Bank of Canada, 1.78%, 12/3/2018(b)	11,300	11,300
Rev., VRDO, 1.71%, 12/7/2018(b)	4,000	4,000
Series 2016-ZF0275, Rev., VRDO, LIQ: TD Bank NA, 1.71%, 12/7/2018(b)(c)	4,770	4,770
Series 2016-ZF0381, Rev., VRDO, LIQ: TD Bank NA, 1.71%, 12/7/2018(b)(c)	4,015	4,015
Series 2017-ZM0513, Rev., VRDO, LIQ: Barclays Bank plc, 1.71%, 12/7/2018(b)(c)	7,500	7,500
Series 2018-XF0634, Rev., VRDO, LIQ: TD Bank NA, 1.71%, 12/7/2018(b)(c)	7,440	7,440
Series 2018-XF0635, Rev., VRDO, LIQ: TD Bank NA, 1.71%, 12/7/2018(b)(c)	6,185	6,185
Series 2018-XF0636, Rev., VRDO, LIQ: TD Bank NA, 1.71%, 12/7/2018(b)(c)	13,985	13,985
Series 2018-XF0697, Rev., VRDO, LIQ: Bank of America NA, 1.71%, 12/7/2018(b)(c)	1,955	1,955
Series 2018-XF2646, Rev., VRDO, 1.71%, 12/7/2018(b)	4,540	4,540
Series 2018-XF2647, Rev., VRDO, 1.71%, 12/7/2018(b)	8,940	8,940
Series 2018-XM0695, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.71%, 12/7/2018(b)(c)	5,000	5,000
Series 2018-ZM0682, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.71%, 12/7/2018(b)(c)	5,000	5,000
Rev., VRDO, 1.72%, 12/7/2018(b)	8,000	8,000
Rev., VRDO, 1.72%, 12/7/2018(b)	4,240	4,240
Series 2015-XF2107, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.72%, 12/7/2018(b)(c)	8,760	8,760
Series 2016-ZM0138, Rev., VRDO, LIQ: Royal Bank of Canada, 1.72%, 12/7/2018(b)(c)	2,500	2,500
Series 2016-ZM0139, Rev., VRDO, LIQ: Royal Bank of Canada, 1.72%, 12/7/2018(b)(c)	3,500	3,500
Series 2017-XF0593, Rev., VRDO, LIQ: Royal Bank of Canada, 1.72%, 12/7/2018(b)(c)	4,355	4,355
Series 2017-XF0598, Rev., VRDO, LIQ: TD Bank NA, 1.72%, 12/7/2018(b)(c)	3,000	3,000
Series 2017-XG0112, Rev., VRDO, LIQ: Barclays Bank plc, 1.72%, 12/7/2018(b)(c)	5,600	5,600
Series 2017-XM0505, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 12/7/2018(b)(c)	10,000	10,000
Series 2018-ZF0271, Rev., VRDO, 1.72%, 12/7/2018(b)	3,170	3,170
Series 2018-ZF2740, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.72%, 12/7/2018(b)(c)	2,600	2,600
Series 2018-ZM0600, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.72%, 12/7/2018(b)(c)	7,500	7,500
Series 2018-ZM0661, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.72%, 12/7/2018(b)(c)	5,000	5,000
Series ZM0544, Rev., VRDO, LIQ: Bank of America NA, 1.72%, 12/7/2018(b)(c)	2,220	2,220
Series XF2481, Rev., VRDO, LIQ: Barclays Bank plc, 1.73%, 12/7/2018(b)(c)	2,160	2,160
Series 2016-ZF0464, Rev., VRDO, LOC: Royal Bank of Canada, 1.74%, 12/7/2018(b)(c)	23,000	23,000
Series 2018-XL0063, Rev., VRDO, 1.74%, 12/7/2018(b)	4,500	4,500

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
New York — continued
Series 2016-Zf0269, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 12/7/2018(b)(c)	2,000	2,000
Series 2018-XF0683, Rev., VRDO, LIQ: TD Bank NA, 1.76%, 12/7/2018(b)(c)	2,000	2,000
Triborough Bridge and Tunnel Authority Subseries B-4C, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 12/3/2018(b)	10,000	10,000

		833,755

TOTAL MUNICIPAL BONDS (Cost $833,755)		833,755

	Shares (000)
VARIABLE RATE DEMAND PREFERRED SHARES — 4.8%
New York — 4.8%
Nuveen New York AMT-Free Quality Municipal Income Fund
Series 2, LIQ: Citibank NA, 1.75%, 12/7/2018 #(c)	4,200	4,200
Series 3, LIQ: Citibank NA, 1.75%, 12/7/2018 #(c)	17,700	17,700
Nuveen New York Quality Municipal Income Fund Series 1, LIQ: TD Bank NA, 1.80%, 12/7/2018 #(c)	20,300	20,300

		42,200

TOTAL VARIABLE RATE DEMAND PREFERRED SHARES (Cost $42,200)		42,200

Total Investments — 99.9% (Cost $875,955)*		875,955
Other Assets Less Liabilities — 0.1%		831

Net Assets — 100.0%		876,786

Percentages indicated are based on net assets.

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

AMT	Alternative Minimum Tax
CONS	Consolidated Bonds
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
Rev.	Revenue
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of November 30, 2018.
(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of November 30, 2018.
*	The cost of securities is substantially the same for federal income tax purposes.

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (‘GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value of the Fund.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The following is a summary of the inputs used as of November 30, 2018, in valuing the Fund’s assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$875,955	$—	$875,955

(a)

All portfolio holdings designated as level 2 are disclosed individually on the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

There were no transfers among any levels during the period ended November 30, 2018.

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — 98.0%(a)
New York — 98.0%
Education — 6.5%
Erie County Industrial Development Agency, School District Project Series A, Rev., 5.00%, 5/1/2023	2,000	2,193
New York State Dormitory Authority Series A, Rev., NATL-RE-IBC, 5.00%, 7/1/2020	205	205
Rev., 5.00%, 10/1/2027	2,000	2,351
New York State Dormitory Authority, Consolidated City University System Series A, Rev., NATL-RE-IBC, 6.00%, 7/1/2020	2,160	2,251
New York State Dormitory Authority, Hospitals Center Rev., 5.00%, 7/1/2026	3,360	3,776
New York State Dormitory Authority, New York University
Series 1, Rev., AMBAC, 5.50%, 7/1/2021	1,730	1,886
Series 1, Rev., AMBAC, 5.50%, 7/1/2022	1,000	1,121
Series 1, Rev., AMBAC, 5.50%, 7/1/2023	2,900	3,335
Series 1, Rev., AMBAC, 5.50%, 7/1/2024	1,570	1,844
Series 1, Rev., AMBAC, 5.50%, 7/1/2025	2,280	2,725
New York State Dormitory Authority, School Districts Financing Program Rev., AGC, 5.00%, 10/1/2024	50	51
New York State Dormitory Authority, School Districts, Building Finance Program Series F, Rev., NATL-RE, 6.50%, 10/1/2020	175	185
New York State Dormitory Authority, State University Educational Facilities Series A, Rev., NATL-RE-IBC, 5.25%, 5/15/2021	1,050	1,112

		23,035

General Obligation — 13.4%
City of Buffalo Series B, GO, 5.00%, 11/15/2022	1,000	1,106
City of New York, Fiscal Year 2009
Subseries H-1, GO, 5.13%, 3/1/2024	2,000	2,016
Subseries J-1, GO, 5.00%, 5/15/2024	1,000	1,014
City of New York, Fiscal Year 2012 Series A-1, GO, 5.00%, 8/1/2028	7,600	8,172
City of New York, Fiscal Year 2014 Subseries D-1, GO, 5.00%, 8/1/2028	2,000	2,233
City of New York, Fiscal Year 2018 Subseries F-1, GO, 5.00%, 4/1/2034	2,500	2,878
City of White Plains, Public Improvement
GO, 4.00%, 9/15/2028	705	775
GO, 4.00%, 9/15/2029	1,100	1,204
County of Onondaga
Series A, GO, 5.00%, 3/1/2019	3,050	3,074
GO, 4.00%, 4/15/2029	2,760	2,980
County of Suffolk, Town of Brookhaven GO, 5.00%, 5/1/2027	2,000	2,321
Dutchess County, Arlington Central School District Series A, GO, 5.00%, 5/15/2019	2,380	2,414
Monroe County, Greece Central School District
Series B, GO, 4.50%, 12/15/2021	880	942
Series B, GO, 5.00%, 12/15/2022	765	849
Series B, GO, 5.00%, 12/15/2023	500	554
Nassau County, General Improvement
Series C, GO, AGC, 5.00%, 10/1/2019	4,220	4,330
Series A, GO, 5.00%, 1/1/2025	1,000	1,133
Nassau County, Mineola Village GO, 5.00%, 8/15/2023	1,350	1,418
Nassau County, Unrefunded Balance, General Improvement Series C, GO, AGC, 5.00%, 10/1/2019	60	62
Orange County, Goshen Central School District GO, NATL-RE, 5.00%, 6/15/2019	1,000	1,016
Orchard Park Central School District GO, 4.00%, 4/1/2029	1,685	1,824
State of New York Series A, GO, 5.00%, 2/15/2027	5,000	5,033

		47,348

Hospital — 1.3%
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center Rev., NATL-RE, 5.75%, 7/1/2019	370	378

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Hospital — continued
Rev., NATL-RE, 5.50%, 7/1/2023	1,000	1,112
New York State Dormitory Authority, Mental Health Services, Facilities Improvement Series A-1, Rev., 5.38%, 2/15/2021	1,000	1,007
New York State Dormitory Authority, Mt. Sinai Hospital Obligated Group Series A, Rev., 5.00%, 7/1/2026	2,000	2,092

		4,589

Housing — 2.2%
New York City Transitional Finance Authority Building Aid, Fiscal Year 2019
Series S-2A, Rev., 5.00%, 7/15/2026	1,900	2,241
Series S-2A, Rev., 5.00%, 7/15/2034	2,000	2,302
Series S-3A, Rev., 5.00%, 7/15/2034	2,000	2,302
New York Mortgage Agency, Homeowner Mortgage Series 197, Rev., 3.50%, 10/1/2044	1,125	1,153

		7,998

Industrial Development Revenue/Pollution Control Revenue — 1.2%
New York City Industrial Development Agency, New York Stock Exchange Project Series A, Rev., 5.00%, 5/1/2023	4,290	4,343

Other Revenue — 26.1%
Hudson Yards Infrastructure Corp., Second Indenture
Series A, Rev., 5.00%, 2/15/2029	3,500	4,071
Series A, Rev., 5.00%, 2/15/2034	1,115	1,265
Series A, Rev., 5.00%, 2/15/2035	1,750	1,980
Series A, Rev., 5.00%, 2/15/2036	3,500	3,947
Nassau County Interim Finance Authority, Sales Tax Secured Series A, Rev., 5.00%, 11/15/2020	65	66
New York City Transitional Finance Authority Future Tax Secured
Rev., 5.00%, 8/1/2034	1,500	1,725
Rev., 5.00%, 8/1/2035	1,000	1,146
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009
Series S-5, Rev., 5.00%, 1/15/2019	4,875	4,892
Series S-4, Rev., 5.13%, 1/15/2019	1,500	1,506
Series S-3, Rev., 5.25%, 1/15/2019	2,800	2,811
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015 Series S-1, Rev., 5.00%, 7/15/2028	3,000	3,409
New York City Transitional Finance Authority, Future Tax Secured
Series D, Rev., 5.00%, 11/1/2025	2,570	2,679
Series E, Subseries E-1, Rev., 5.00%, 2/1/2034	2,260	2,571
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series E, Subseries E-1, Rev., 5.00%, 2/1/2032	2,000	2,294
New York City Transitional Finance Authority, Future Tax Secured, Taxable Subordinate Series I, Subseries I-2, Rev., 5.00%, 11/1/2026	1,400	1,453
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt Multi-Modal Series B, Rev., 5.00%, 2/1/2027	2,500	2,656
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt Subordinate
Series D, Subseries D-1, Rev., 5.00%, 11/1/2026	1,000	1,082
Series D, Subseries D-1, Rev., 5.00%, 11/1/2027	1,000	1,082
New York City Transitional Finance Authority, Unrefunded Balance, Future Tax Secured Rev., 5.25%, 11/1/2019	210	213
New York Convention Center Development Corp., Capital Appreciation Subordinated Lien, Hotel Unit fee Secured
Series B, Rev., Zero Coupon, 11/15/2031	2,090	1,293
Series B, Rev., Zero Coupon, 11/15/2033	2,000	1,120
New York Convention Center Development Corporation, Hotel Unit fee Secured Rev., 5.00%, 11/15/2030	2,000	2,280
New York State Dormitory Authority, Court Facilities Series A, Rev., AMBAC, 5.50%, 5/15/2026	5,000	6,017

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Industrial Development Revenue/Pollution Control Revenue — continued
New York State Dormitory Authority, State Sales Tax
Series A, Rev., 5.00%, 3/15/2029	2,500	2,819
Series A, Rev., 5.00%, 3/15/2031	5,100	5,774
Series A, Rev., 5.00%, 3/15/2032	2,000	2,236
Series B, Rev., 5.00%, 3/15/2032	2,500	2,837
Series B, Rev., 5.00%, 3/15/2033	2,500	2,827
Series E, Rev., 5.00%, 3/15/2033	2,000	2,326
Series A, Rev., 5.00%, 3/15/2034	2,000	2,282
New York State Environmental Facilities Corp., Master Financing Program Series C, Rev., 5.00%, 10/15/2027	2,550	2,654
New York State Urban Development Corp., Service Contract Series D, Rev., 5.38%, 1/1/2021	1,500	1,504
Sales Tax Asset Receivable Corp. Series A, Rev., 5.00%, 10/15/2029	5,000	5,688
Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series A, Rev., 5.00%, 10/15/2030	2,500	2,835
United Nations Development Corp., Senior Lien
Series A, Rev., 5.00%, 7/1/2022	2,000	2,031
Series A, Rev., 5.00%, 7/1/2023	1,000	1,015
Westchester Tobacco Asset Securitization Corp.
Series B, Rev., 5.00%, 6/1/2033	1,775	1,907
Series B, Rev., 5.00%, 6/1/2034	2,000	2,141

		92,434

Prerefunded — 8.9%
Long Island Power Authority, Electric System Series B, Rev., 5.63%, 4/1/2019(b)	2,000	2,025
Metropolitan Transportation Authority, Dedicated Tax Fund Series B, Rev., 5.25%, 11/15/2019(b)	3,000	3,097
Nassau County Interim Finance Authority, Sales Tax Secured Series A, Rev., 5.00%, 5/15/2019(b)	935	948
New York City Transitional Finance Authority, Future Tax Secured
Subseries A-1, Rev., 5.00%, 5/1/2019(b)	1,545	1,565
Rev., 5.25%, 5/1/2019(b)	15	15
Series D, Rev., 5.00%, 5/1/2020(b)	680	709
New York State Dormitory Authority, School Districts Financing Program
Rev., AGC, 5.00%, 10/1/2019(b)	85	87
Series A, Rev., AGC, 5.00%, 10/1/2019(b)	865	888
New York State Dormitory Authority, State Personal Income Tax
Series A, Rev., 5.25%, 2/15/2019(b)	3,820	3,845
Series B, Rev., 5.00%, 3/15/2019(b)	2,000	2,018
New York State Housing Finance Agency, State Personal Income Tax, Economic Development and Housing Series A, Rev., 5.00%, 3/15/2019(b)	6,890	6,954
New York State Thruway Authority, 2nd General Highway and Bridge Trust Fund
Series A-1, Rev., 5.00%, 4/1/2019(b)	3,000	3,031
Series A, Rev., 5.00%, 4/1/2020(b)	6,000	6,240

		31,422

Special Tax — 6.0%
New York State Dormitory Authority, State Personal Income Tax Series A, Rev., 5.25%, 2/15/2023	180	181
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series E, Rev., 5.00%, 2/15/2029	1,715	1,868
New York State Environmental Facilities Corp., State Personal Income Tax Series A, Rev., 5.00%, 12/15/2018	10	10
New York State Thruway Authority, State Personal Income Tax, Transportation Series A, Rev., 5.00%, 3/15/2028	2,000	2,101

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Special Tax — continued
New York State Urban Development Corp., State Personal Income Tax
Series A, Rev., 5.00%, 3/15/2027	2,500	2,823
Series A, Rev., 5.00%, 3/15/2031	3,000	3,356
Series A, Rev., 5.00%, 3/15/2032	2,500	2,830
New York State Urban Development Corp., State Personal Income Tax, State Facilities and Equipment
Series A-2, Rev., NATL-RE, 5.50%, 3/15/2023	2,000	2,270
Series A-2, Rev., NATL-RE, 5.50%, 3/15/2025	5,000	5,929

		21,368

Transportation — 17.5%
Metropolitan Transportation Authority, Dedicated Tax Fund
Series A, Rev., Zero Coupon, 11/15/2030	4,000	2,618
Series A, Rev., 5.25%, 11/15/2034	1,020	1,181
Metropolitan Transportation Authority, Dedicated Tax Fund, Green Bonds Series B-2, Rev., 5.25%, 11/15/2033	1,000	1,170
Metropolitan Transportation Authority, Transportation
Subseries C-1, Rev., 5.25%, 11/15/2030	1,500	1,699
Series B, Rev., 5.00%, 11/15/2031	2,000	2,216
Subseries D-1, Rev., 5.00%, 11/15/2031	2,000	2,226
Series A-1, Rev., 5.00%, 11/15/2032	2,000	2,226
Series A-1, Rev., 4.00%, 11/15/2033	2,000	2,054
Metropolitan Transportation Authority, Transportation, Green Bonds Series A-1, Rev., 5.00%, 11/15/2031	2,500	2,794
New York State Thruway Authority
Series K, Rev., 5.00%, 1/1/2028	1,000	1,139
Series K, Rev., 5.00%, 1/1/2030	2,500	2,822
Series L, Rev., 5.00%, 1/1/2032	2,250	2,586
New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project
Rev., AMT, 5.00%, 1/1/2026	2,000	2,240
Rev., AMT, 5.00%, 1/1/2027	2,000	2,234
Port Authority of New York and New Jersey, Consolidated
Series 186, Rev., AMT, 5.00%, 10/15/2027	2,000	2,248
Series 185, Rev., AMT, 5.00%, 9/1/2028	1,000	1,119
Series 184, Rev., 5.00%, 9/1/2030	2,020	2,277
Series 185, Rev., AMT, 5.00%, 9/1/2030	2,000	2,222
Series 207, Rev., AMT, 5.00%, 9/15/2031	2,335	2,675
Rev., AMT, 5.00%, 9/1/2032	1,750	1,934
Series 207, Rev., AMT, 5.00%, 9/15/2032	3,000	3,419
Series 205, Rev., 5.00%, 11/15/2032	1,000	1,157
Triborough Bridge and Tunnel Authority Series B, Rev., 5.00%, 11/15/2029	1,600	1,950
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series B, Rev., 5.00%, 11/15/2029	2,500	2,938
Series B, Rev., 5.00%, 11/15/2030	4,000	4,786
Series A, Rev., 5.00%, 11/15/2031	1,000	1,150
Series B, Rev., 5.00%, 11/15/2031	1,100	1,278
Series B, Rev., 5.00%, 11/15/2033	1,500	1,726
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels, Capital Appreciation Subseries A, Rev., Zero Coupon, 11/15/2032	3,000	1,808

		61,892

Utility — 6.2%
Long Island Power Authority, Electric System Series A, Rev., AGM, Zero Coupon, 6/1/2021	5,000	4,720
New York State Power Authority Series C, Rev., NATL-RE, 5.00%, 11/15/2020	2,500	2,506
Utility Debt Securitization Authority
Series TE, Rev., 5.00%, 12/15/2030	1,000	1,116
Rev., 5.00%, 12/15/2032	2,500	2,839
Series A, Rev., 5.00%, 12/15/2033	3,000	3,415
Series A, Rev., 5.00%, 12/15/2034	4,000	4,543

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Utility — continued
Series B, Rev., 5.00%, 12/15/2034	2,450	2,785

		21,924

Water & Sewer — 8.7%
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2010 Series FF, Rev., 5.00%, 6/15/2025	1,000	1,048
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2011 Series HH, Rev., 5.00%, 6/15/2026	6,600	7,105
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2012 Series EE, Rev., 5.00%, 6/15/2028	4,000	4,412
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015
Series EE, Rev., 5.00%, 6/15/2028	2,000	2,270
Series DD, Rev., 5.00%, 6/15/2029	2,000	2,264
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution
Series B, Rev., 5.50%, 10/15/2025(b)	4,175	4,999
Series A, Rev., 5.00%, 6/15/2027	1,500	1,708
Series A, Rev., 5.00%, 6/15/2031	2,150	2,482
Series A, Rev., 5.00%, 6/15/2032	2,000	2,300
Series A, Rev., 5.00%, 6/15/2033	2,000	2,269

		30,857

Total New York		347,210

TOTAL MUNICIPAL BONDS (Cost $342,351)		347,210

	Shares (000)
SHORT-TERM INVESTMENTS — 0.7%
INVESTMENT COMPANIES — 0.7%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.60%(c)(d)(Cost $2,442)	2,442	2,442

Total Investments — 98.7% (Cost $344,793)		349,652
Other Assets Less Liabilities — 1.3%		4,587

Net Assets — 100.0%		354,239

Percentages indicated are based on net assets.

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
GO	General Obligation
IBC	Insured Bond Certificates
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of November 30, 2018.

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,442	$347,210	$—	$349,652

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the period ended November 30, 2018.

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments(a)	Principal Amount ($000)	Value ($000)
REPURCHASE AGREEMENTS — 30.5%
Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.29% - 2.30%, dated 11/30/2018, due 12/3/18, repurchase price $1,539,290. [1]	1,538,996	1,538,996
Barclays Capital, Inc., 2.38%, dated 11/30/2018, due 12/6/2018, repurchase price $190,075, collateralized by Asset-Backed Securities, 0.00% - 7.37%, due 1/25/2022 - 6/25/2048, Collateralized Mortgage Obligations, 0.27% - 8.06%, due 10/25/2021 - 2/25/2055, FHLMC, 4.71% - 9.47%, due 7/25/2023 - 10/26/2048, and FNMA Connecticut Avenue Securities, 6.47% - 8.07%, due 7/25/2029 - 1/27/2031, with a value of $206,780.	190,000	190,000
Barclays Capital, Inc., 2.65%, dated 11/30/2018, due 1/4/2019, repurchase price $401,030, collateralized by Asset-Backed Securities, 0.00% - 33.59%, due 3/15/2022 - 7/19/2117, Collateralized Mortgage Obligations, 0.00% - 31.35%, due 10/27/2025 - 5/17/2061, FHLMC, 4.00% - 10.07%, due 12/26/2029 - 8/25/2056, and FNMA Connecticut Avenue Securities, 5.87% - 7.82%, due 9/25/2029 - 3/25/2031, with a value of $434,588.	400,000	400,000
BMO Capital Markets Corp., 2.29%, dated 11/30/2018, due 12/3/2018, repurchase price $110,021, collateralized by Corporate Bonds, 3.35%, due 10/22/2022, FHLMC, 4.50%, due 11/1/2048, FNMA, 0.00% - 6.50%, due 12/1/2036 - 12/1/2048, and GNMA, 4.50% - 5.50%, due 6/20/2048 - 10/20/2068, with a value of $112,253.	110,000	110,000
BMO Capital Markets Corp., 2.29%, dated 11/30/2018, due 12/3/2018, repurchase price $340,065, collateralized by Asset-Backed Securities, 0.00% - 6.15%, due 5/20/2020 - 5/25/2066, Collateralized Mortgage Obligations, 0.00% - 3.81%, due 2/18/2030 - 8/12/2043, Corporate Bonds, 1.25% - 10.00%, due 5/30/2019 - 12/31/2099, Corporate Notes, 1.50% - 7.30%, due 1/15/2019 - 11/29/2023, and Sovereign Government Securities, 1.63% - 6.05%, due 12/3/2019 - 1/11/2040, with a value of $360,599.	340,000	340,000
BMO Capital Markets Corp., 2.35%, dated 11/30/2018, due 12/7/2018, repurchase price $370,169, collateralized by Asset-Backed Securities, 1.41% - 4.40%, due 7/10/2019 - 11/25/2065, Collateralized Mortgage Obligations, 3.81% - 4.87%, due 7/19/2034 - 2/18/2044, Corporate Bonds, 1.65% - 8.50%, due 5/15/2019 - 2/15/2049, Corporate Notes, 1.70% - 3.15%, due 2/22/2019 - 10/5/2023, FNMA, 2.10%, due 4/25/2025, and Sovereign Government Securities, 1.25% - 5.00%, due 9/20/2019 - 1/23/2046, with a value of $389,409.	370,000	370,000
BMO Capital Markets Corp., 2.40%, dated 11/30/2018, due 12/20/2018, repurchase price $25,033, collateralized by Asset-Backed Securities, 2.60% - 4.04%, due 6/25/2034 - 11/25/2036, Collateralized Mortgage Obligations, 3.99% - 4.87%, due 6/25/2035 - 2/18/2044, Corporate Bonds, 2.20% - 5.90%, due 2/12/2021 - 11/6/2028, Corporate Notes, 2.50%, due 1/8/2021, and FNMA, 2.10%, due 4/25/2025, with a value of $27,107.	25,000	25,000
BNP Paribas SA, 2.36%, dated 11/30/2018, due 12/4/2018, repurchase price $135,035, collateralized by Asset-Backed Securities, 2.83% - 5.01%, due 7/17/2023 - 3/25/2028, Corporate Bonds, 0.00% - 9.63%, due 4/15/2019 - 1/1/2049, FHLMC, 6.12%, due 3/25/2029, and FNMA Connecticut Avenue Securities, 4.92% - 6.82%, due 5/28/2024 - 3/25/2031, with a value of $145,745.	135,000	135,000

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
REPURCHASE AGREEMENTS — continued
BNP Paribas SA, 2.36%, dated 11/30/2018, due 12/6/2018, repurchase price $200,079, collateralized by Asset-Backed Securities, 0.00% - 3.55%, due 1/15/2021 - 12/15/2038, Collateralized Mortgage Obligations, 2.48% - 6.00%, due 6/25/2034 - 4/25/2057, Corporate Bonds, 0.00% - 8.75%, due 4/15/2019 - 1/1/2099, Corporate Notes, 3.80% - 4.25%, due 9/14/2023 - 4/1/2028, FHLMC, 4.00%, due 8/25/2056, FNMA Connecticut Avenue Securities, 4.32% - 8.32%, due 11/25/2024 - 4/25/2031 and U.S. Treasury Securities, 0.00% - 8.13%, due 4/30/2019 - 11/15/2047, with a value of $210,927.	200,000	200,000
Citigroup Global Markets Holdings, Inc., 2.75%, dated 11/30/2018, due 1/18/2019, repurchase price $238,589, collateralized by Asset-Backed Securities, 0.00% - 4.51%, due 7/20/2021 - 7/26/2066, Collateralized Mortgage Obligations, 0.06% - 4.51%, due 10/15/2032 - 6/25/2057, Corporate Bonds, 3.65% - 8.25%, due 11/15/2020 - 12/1/2048, and Municipal Debt Securities, 2.52% - 7.47%, due 3/26/2029 - 6/1/2047, with a value of $254,314.	237,700	237,700
Citigroup Global Markets Holdings, Inc., 3.34%, dated 11/30/2018, due 3/5/2019, repurchase price $229,200, collateralized by Asset-Backed Securities, 0.00% - 6.00%, due 12/15/2038 - 7/26/2045, Collateralized Mortgage Obligations, 3.00% - 5.06%, due 11/25/2028 - 11/25/2058, Corporate Bonds, 3.65% - 5.55%, due 11/30/2020 - 11/30/2048, FHLMC, 2.50% - 4.35%, due 9/25/2020 - 6/25/2057, FNMA, 7.00% - 10.00%, due 5/17/2024 - 10/25/2041, GNMA, 0.00% - 4.00%, due 11/20/2048 - 12/20/2063, and U.S. Treasury Securities, 2.38%, due 1/31/2023, with a value of $240,824.	227,200	227,200
Credit Suisse Securities USA LLC, 2.39%, dated 11/30/2018, due 12/6/2018, repurchase price $75,030, collateralized by Asset-Backed Securities, 0.30% - 4.79%, due 5/15/2024 - 9/25/2056, and Collateralized Mortgage Obligations, 0.00% - 6.00%, due 1/25/2035 - 5/25/2045, with a value of $81,176.	75,000	75,000
Fixed Income Clearing Corp., 2.28%, dated 11/30/2018, due 12/3/2018, repurchase price $1,500,285, collateralized by U.S. Treasury Securities, 0.13% - 2.88%, due 5/31/2020 - 11/15/2025, with a value of $1,530,000.	1,500,000	1,500,000
Fixed Income Clearing Corp., 2.28%, dated 11/30/2018, due 12/3/2018, repurchase price $2,000,380, collateralized by U.S. Treasury Securities, 1.63% - 3.63%, due 12/31/2019 - 5/15/2028, with a value of $2,040,000.	2,000,000	2,000,000
HSBC Securities USA, Inc., 2.45%, dated 11/30/2018, due 12/3/2018, repurchase price $106,022, collateralized by Corporate Bonds, 4.75% - 10.75%, due 2/15/2020 - 6/1/2027, and Municipal Debt Securities, 5.35%, due 8/1/2031, with a value of $114,503.	106,000	106,000
HSBC Securities USA, Inc., 2.30%, dated 11/30/2018, due 12/3/2018, repurchase price $245,047, collateralized by Asset-Backed Securities, 1.66% - 5.00%, due 6/21/2021 - 12/15/2027, Corporate Bonds, 3.40% - 4.75%, due 12/6/2027 - 10/7/2044, Corporate Notes, 3.25%, due 1/11/2028, and Municipal Debt Securities, 3.00% - 5.50%, due 8/1/2031 - 2/1/2037, with a value of $259,549.	245,000	245,000
HSBC Securities USA, Inc., 2.30%, dated 11/30/2018, due 12/3/2018, repurchase price $288,055, collateralized by Corporate Bonds, 2.13% - 8.75%, due 11/9/2020 - 1/1/2099,Corporate Notes, 2.25% - 8.13%, due 12/10/2018 - 11/17/2045, and Sovereign Government Securities, 2.50% - 7.13%, due 9/6/2023 - 4/23/2048, with a value of $302,495.	288,000	288,000

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
REPURCHASE AGREEMENTS — continued
ING Financial Markets LLC, 2.29%, dated 11/30/2018, due 12/3/2018, repurchase price $30,006, collateralized by Corporate Bonds, 3.90% - 5.55%, due 3/11/2024 - 8/15/2041, and Sovereign Government Securities, 5.50%, due 7/12/2020, with a value of $32,406.	30,000	30,000
ING Financial Markets LLC, 2.29%, dated 11/30/2018, due 12/3/2018, repurchase price $73,014, collateralized by Corporate Bonds, 2.25% - 5.32%, due 6/12/2020 - 2/1/2049, Corporate Notes, 2.65% - 3.13%, due 4/5/2020 - 6/24/2024, and Sovereign Government Securities, 5.50% - 5.75%, due 7/12/2020 - 9/26/2023, with a value of $76,936.	73,000	73,000
ING Financial Markets LLC, 2.30%, dated 11/30/2018, due 12/3/2018, repurchase price $200,038, collateralized by Corporate Bonds, 2.58% - 7.88%, due 6/11/2019 - 8/16/2077, Corporate Notes, 2.20% - 2.65%, due 7/23/2019 - 6/24/2024, and Sovereign Government Securities, 2.50% - 5.75%, due 11/15/2020 - 1/15/2045, with a value of $212,909.	200,000	200,000
ING Financial Markets LLC, 2.34%, dated 11/30/2018, due 12/3/2018, repurchase price $52,010, collateralized by Corporate Bonds, 2.58% - 8.50%, due 7/1/2020 - 2/1/2044, Corporate Notes, 1.90% - 3.88%, due 9/21/2020 - 4/8/2021, and Sovereign Government Securities, 5.50%, due 7/12/2020, with a value of $55,013.	52,000	52,000
ING Financial Markets LLC, 2.35%, dated 11/30/2018, due 12/3/2018, repurchase price $150,029, collateralized by Corporate Bonds, 1.25% - 8.50%, due 5/15/2019 - 3/15/2077, Corporate Notes, 1.90% - 3.50%, due 9/15/2019 - 2/15/2028, and Sovereign Government Securities, 4.00% - 5.50%, due 7/12/2020 - 1/15/2045, with a value of $157,925.	150,000	150,000
ING Financial Markets LLC, 2.39%, dated 11/30/2018, due 12/3/2018, repurchase price $70,014, collateralized by Corporate Bonds, 5.17% - 5.75%, due 7/16/2020 - 8/1/2044, FHLMC, 2.40% - 4.43%, due 8/1/2037 - 5/1/2047, and FNMA, 3.67% - 3.85%, due 8/1/2028 - 9/1/2028, with a value of $72,781.	70,000	70,000
ING Financial Markets LLC, 2.39%, dated 11/30/2018, due 12/3/2018, repurchase price $134,027, collateralized by Corporate Bonds, 1.25% - 5.75%, due 5/15/2019 - 2/19/2046, Corporate Notes, 2.40% - 4.25%, due 9/15/2019 - 2/15/2028, and FHLMC, 2.64% - 4.50%, due 11/1/2039 - 7/1/2046, with a value of $141,477.	134,000	134,000
ING Financial Markets LLC, 2.30%, dated 11/30/2018, due 12/4/2018, repurchase price $200,051, collateralized by Corporate Bonds, 2.58% - 7.88%, due 6/11/2019 - 8/16/2077, Corporate Notes, 2.20% - 2.65%, due 7/23/2019 - 6/24/2024, and Sovereign Government Securities, 2.50% - 5.75%, due 11/15/2020 - 1/15/2045, with a value of $212,909.	200,000	200,000
ING Financial Markets LLC, 2.35%, dated 11/30/2018, due 12/4/2018, repurchase price $150,039, collateralized by Corporate Bonds, 1.25% - 8.50%, due 5/15/2019 - 3/15/2077, Corporate Notes, 1.90% - 3.50%, due 9/15/2019 - 2/15/2028, GNMA, 3.65%, due 11/1/2024, and Sovereign Government Securities, 4.00% - 5.50%, due 7/12/2020 - 1/15/2045, with a value of $157,925.	150,000	150,000
Merrill Lynch PFS, Inc., 2.39%, dated 11/30/2018, due 12/3/2018, repurchase price $175,035, collateralized by Asset-Backed Securities, 2.91% - 3.53%, due 5/20/2024 - 2/15/2051, and Collateralized Mortgage Obligations, 2.93% - 5.50%, due 6/6/2031 - 5/10/2058, with a value of $187,484.	175,000	175,000
Merrill Lynch PFS, Inc., 2.44%, dated 11/30/2018, due 12/3/2018, repurchase price $400,081, collateralized by Corporate Bonds, 0.00% - 13.70%, due 12/1/2018 - 12/31/2099, Corporate Notes, 3.37% - 8.63%, due 5/7/2021 - 7/15/2041, and GNMA, 6.50%, due 2/1/2024, with a value of $426,217.	400,000	400,000

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
REPURCHASE AGREEMENTS — continued
Merrill Lynch PFS, Inc., 2.60%, dated 11/30/2018, due 1/3/2019, repurchase price $280,688, collateralized by Asset-Backed Securities, 1.40% - 4.03%, due 11/15/2021 - 2/25/2070, and Collateralized Mortgage Obligations, 0.56% - 5.07%, due 8/12/2030 - 9/17/2060, with a value of $299,329.	280,000	280,000
Merrill Lynch PFS, Inc., 2.65%, dated 11/30/2018, due 1/3/2019, repurchase price $272,681, collateralized by Asset-Backed Securities, 0.00% - 12.00%, due 12/15/2018 - 5/28/2069, Collateralized Mortgage Obligations, 0.00% - 25.69%, due 12/25/2018 - 11/15/2061, Commercial Paper, 0.00%, due 12/17/2018 - 3/8/2019, and Corporate Bonds, 0.00% - 12.00%, due 10/15/2021 - 11/18/2048, with a value of $293,995.	272,000	272,000
Societe Generale SA, 2.32%, dated 11/30/2018, due 12/3/2018, repurchase price $375,073, collateralized by Corporate Bonds, 1.63% - 6.63%, due 3/16/2020 - 12/31/2099, Corporate Notes, 0.00% - 5.38%, due 11/19/2019 - 11/20/2048, Sovereign Government Securities, 3.30% - 6.75%, due 2/7/2022 - 3/1/2041, and U.S. Treasury Securities, 1.63% - 6.25%, due 7/31/2019 - 8/15/2023, with a value of $393,644.	375,000	375,000
Societe Generale SA, 2.42%, dated 11/30/2018, due 12/3/2018, repurchase price $680,137, collateralized by Corporate Bonds, 3.38% - 11.25%, due 10/7/2019 - 12/31/2099,Corporate Notes, 0.00% - 8.00%, due 11/19/2019 - 1/11/2028, and Sovereign Government Securities, 0.00% - 7.50%, due 11/7/2019 - 2/17/2045, with a value of $733,998.	680,000	680,000
Societe Generale SA, 2.47%, dated 11/30/2018, due 12/4/2018, repurchase price $865,237, collateralized by Corporate Bonds, 1.70% - 12.75%, due 1/24/2019 - 6/5/2115, Corporate Notes, 3.30% - 9.38%, due 1/14/2020 - 8/1/2033, and Sovereign Government Securities, 4.88% - 10.13%, due 10/14/2019 - 5/11/2047, with a value of $931,893.	865,000	865,000
UBS AG, 2.40%, dated 11/30/2018, due 12/7/2018, repurchase price $300,140, collateralized by Asset-Backed Securities, 4.75%, due 10/11/2023, Corporate Bonds, 2.20% - 9.00%, due 2/10/2020 - 1/24/2077, Corporate Notes, 2.15% - 4.63%, due 12/19/2018 - 5/1/2042, and Sovereign Government Securities, 0.00%, due 6/29/2037, with a value of $315,000.	300,000	300,000
Wells Fargo Securities LLC, 2.34%, dated 11/30/2018, due 12/6/2018, repurchase price $200,078, collateralized by Commercial Paper, 0.00%, due 12/3/2018 - 12/5/2018, with a value of $210,096.	200,000	200,000
Wells Fargo Securities LLC, 2.34%, dated 11/30/2018, due 12/7/2018, repurchase price $230,105, collateralized by Commercial Paper, 0.00%, due 12/5/2018 - 12/14/2018, with a value of $241,610.	230,000	230,000
Wells Fargo Securities LLC, 2.34%, dated 11/30/2018, due 12/6/2018, repurchase price $531,207, collateralized by Commercial Paper, 0.00%, due 12/3/2018 - 1/8/2019,Corporate Bonds, 3.95% - 4.25%, due 10/31/2026 - 4/15/2045, and Corporate Notes, 1.63% - 7.30%, due 1/14/2019 - 9/15/2046, with a value of $557,804.	531,000	531,000

TOTAL REPURCHASE AGREEMENTS (Cost 13,354,896)		13,354,896

MUNICIPAL BONDS — 0.3%
Alaska — 0.2%
Alaska Housing Finance Corp., State Capital Project Series A, Rev., VRDO, 2.26%, 12/7/2018(b)	90,000	90,000

California — 0.1%
City and County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments
Series H-4, Rev., VRDO, LOC: Bank of China, 2.33%, 12/7/2018(b)	24,190	24,190
Series H-3, Rev., VRDO, LOC: Bank of China, 2.35%, 12/7/2018(b)	15,190	15,190

		39,380

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
New York — 0.0%(c)
New York State Housing Finance Agency, 572 11th Avenue Housing Series A, Rev., VRDO, LOC: Bank of China, 2.45%, 12/3/2018(b)	18,350	18,350

TOTAL MUNICIPAL BONDS (Cost $147,730)		147,730

SHORT-TERM INVESTMENTS — 69.1%
CERTIFICATES OF DEPOSIT — 34.3%
Banco Del Estado De Chile (Chile) 2.40%, 12/28/2018	75,000	75,005
Bank of Montreal (Canada)
(ICE LIBOR USD 3 Month + 0.08%), 2.41%, 12/7/2018(d)	150,000	149,940
2.38%, 12/26/2018	80,002	80,002
2.63%, 2/5/2019	100,000	100,007
Bank of Nova Scotia (The) (Canada)
(ICE LIBOR USD 1 Month + 0.23%), 2.53%, 12/4/2018(d)	75,000	74,972
(ICE LIBOR USD 1 Month + 0.32%), 2.62%, 12/19/2018(d)	97,000	97,030
(ICE LIBOR USD 1 Month + 0.27%), 2.58%, 8/2/2019(d)	75,000	75,000
BNP Paribas SA (France)
(ICE LIBOR USD 3 Month + 0.25%), 2.62%, 12/21/2018(d)	137,000	137,018
(ICE LIBOR USD 3 Month + 0.25%), 2.63%, 12/27/2018(d)	100,000	100,018
(ICE LIBOR USD 3 Month + 0.02%), 2.61%, 2/6/2019(d)	109,000	108,989
(ICE LIBOR USD 1 Month + 0.18%), 2.50%, 4/9/2019(d)	39,998	39,998
(ICE LIBOR USD 1 Month + 0.30%), 2.61%, 5/16/2019(d)	80,000	80,000
Canadian Imperial Bank of Commerce (Canada)
(ICE LIBOR USD 1 Month + 0.20%), 2.50%, 12/4/2018(d)	150,000	149,987
Chiba Bank Ltd.
2.78%, 2/14/2019	30,001	30,001
2.78%, 2/19/2019	38,000	38,000
China Construction Bank Corp. (China) 2.50%, 12/3/2018	70,002	70,002
2.50%, 12/11/2018	110,000	110,007
2.50%, 12/14/2018	40,000	40,003
2.50%, 12/18/2018	100,000	100,008
2.50%, 12/19/2018	100,000	100,008
2.53%, 12/21/2018	125,000	125,013
2.53%, 12/27/2018	45,000	45,005
2.80%, 2/15/2019	80,000	80,003
2.95%, 2/28/2019	50,000	50,006
Commonwealth Bank of Australia (Australia)
(ICE LIBOR USD 1 Month + 0.22%), 2.54%, 12/6/2018(d)	50,000	50,000
(ICE LIBOR USD 3 Month + 0.21%), 2.72%, 1/28/2019(d)	125,000	125,027
(ICE LIBOR USD 3 Month + 0.25%), 2.65%, 4/3/2019(d)	50,000	50,020
Cooperatieve Rabobank UA (Netherlands)
(ICE LIBOR USD 3 Month + 0.07%), 2.42%, 12/21/2018(d)	219,000	218,905
(ICE LIBOR USD 1 Month + 0.22%), 2.53%, 12/27/2018(d)	200,000	200,000
(ICE LIBOR USD 3 Month + 0.08%), 2.67%, 2/6/2019(d)	200,000	199,985
2.91%, 5/20/2019(e)	150,000	148,020
Credit Agricole Corporate and Investment Bank (France) 2.45%, 1/25/2019	65,000	65,007
Credit Industriel et Commercial (France)
(ICE LIBOR USD 1 Month + 0.29%), 2.59%, 12/3/2018(d)	46,000	46,021
(ICE LIBOR USD 1 Month + 0.30%), 2.62%, 12/8/2018(d)	200,000	200,053
(ICE LIBOR USD 1 Month + 0.30%), 2.61%, 12/16/2018(d)	450,000	450,196
(ICE LIBOR USD 1 Month + 0.32%), 2.66%, 12/30/2018(d)	100,000	99,993
2.52%, 1/28/2019(e)	300,000	298,904
2.50%, 2/11/2019(e)	120,000	119,431
(ICE LIBOR USD 3 Month + 0.07%), 2.75%, 2/23/2019(d)	50,000	50,004

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
SHORT-TERM INVESTMENTS — continued
CERTIFICATES OF DEPOSIT — continued
Dexia Credit Local SA (France) (ICE LIBOR USD 1 Month + 0.18%), 2.49%, 12/10/2018(d)	29,998	29,998
DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.07%), 2.46%, 12/31/2018(d)	244,000	243,930
Erste Group Bank AG (Austria) 2.43%, 1/4/2019	250,000	250,014
Industrial & Commercial Bank of China Ltd. (China) 2.50%, 12/7/2018	233,000	233,010
2.85%, 2/22/2019	22,999	22,999
2.93%, 3/1/2019	190,500	190,504
2.95%, 3/1/2019	180,000	180,013
ING Bank NV (Netherlands) 2.50%, 12/27/2018	155,000	155,000
(ICE LIBOR USD 3 Month + 0.20%), 2.61%, 1/4/2019(d)	200,000	200,000
2.51%, 1/31/2019	270,000	270,000
(ICE LIBOR USD 3 Month + 0.11%), 2.71%, 2/9/2019(d)	200,000	200,000
(ICE LIBOR USD 3 Month + 0.12%), 2.77%, 2/21/2019(d)	150,000	150,000
Landesbank Hessen-Thueringen 2.22%, 12/6/2018	350,000	350,000
Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.62%, 12/7/2018	140,000	140,010
(ICE LIBOR USD 1 Month + 0.19%), 2.51%, 12/9/2018(d)	195,000	195,033
(ICE LIBOR USD 1 Month + 0.30%), 2.61%, 12/16/2018(d)	75,000	75,029
(ICE LIBOR USD 1 Month + 0.30%), 2.61%, 12/16/2018(d)	150,000	150,000
(ICE LIBOR USD 1 Month + 0.23%), 2.55%, 12/22/2018(d)	50,000	50,015
2.49%, 1/22/2019(e)	140,000	139,487
Mizuho Bank Ltd. (Japan)
(ICE LIBOR USD 1 Month + 0.20%), 2.52%, 12/9/2018(d)	190,000	190,039
(ICE LIBOR USD 1 Month + 0.20%), 2.51%, 12/13/2018(d)	50,000	50,004
(ICE LIBOR USD 1 Month + 0.19%), 2.49%, 12/19/2018(d)	40,000	40,003
(ICE LIBOR USD 1 Month + 0.19%), 2.50%, 12/25/2018(d)	200,000	200,008
(ICE LIBOR USD 1 Month + 0.20%), 2.52%, 12/28/2018(d)	384,999	384,999
(ICE LIBOR USD 1 Month + 0.19%), 2.53%, 12/28/2018(d)	49,502	49,502
MUFG Bank Ltd. (Japan) (ICE LIBOR USD 1 Month + 0.30%), 2.61%, 12/17/2018(d)	150,000	150,000
Natixis SA (France)
(ICE LIBOR USD 1 Month + 0.25%), 2.56%, 12/10/2018(d)	200,000	200,018
(ICE LIBOR USD 1 Month + 0.22%), 2.52%, 12/21/2018(d)	250,000	250,037
2.50%, 2/7/2019	120,000	119,990
(ICE LIBOR USD 3 Month + 0.10%), 2.74%, 2/19/2019(d)	100,000	99,977
(ICE LIBOR USD 3 Month + 0.18%), 2.85%, 3/6/2019(d)	109,998	109,998
Nordea Bank AB (Finland)
(ICE LIBOR USD 1 Month + 0.17%), 2.48%, 12/15/2018(d)	100,000	99,951
Oversea-Chinese Banking Corp. Ltd. (Singapore)
(ICE LIBOR USD 1 Month + 0.21%), 2.52%, 12/24/2018(d)	100,000	99,977
Royal Bank of Canada (Canada)
(ICE LIBOR USD 1 Month + 0.23%), 2.55%, 12/23/2018(d)	75,000	75,004
(ICE LIBOR USD 1 Month + 0.25%), 2.56%, 12/24/2018(d)	30,000	29,995
(ICE LIBOR USD 1 Month + 0.23%), 2.54%, 12/28/2018(d)	10,000	9,997
(ICE LIBOR USD 3 Month + 0.08%), 2.64%, 2/2/2019(d)	145,000	144,913

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
SHORT-TERM INVESTMENTS — continued
CERTIFICATES OF DEPOSIT — continued
Skandinaviska Enskilda Banken AB (Sweden)
(ICE LIBOR USD 1 Month + 0.28%), 2.60%, 12/7/2018(d)	70,000	70,005
(ICE LIBOR USD 1 Month + 0.14%), 2.45%, 12/10/2018(d)	75,000	74,984
(ICE LIBOR USD 1 Month + 0.19%), 2.49%, 12/19/2018(d)	80,000	79,994
Societe Generale SA (France)
(ICE LIBOR USD 3 Month + 0.16%), 2.64%, 1/23/2019(d)	29,999	29,999
2.46%, 1/31/2019	100,000	99,993
Standard Chartered Bank (United Kingdom)
(ICE LIBOR USD 1 Month + 0.20%), 2.51%, 12/24/2018(d)	124,500	124,509
2.48%, 1/25/2019	200,000	200,003
(ICE LIBOR USD 3 Month + 0.05%), 2.74%, 2/25/2019(d)	14,999	14,999
(ICE LIBOR USD 3 Month + 0.08%), 2.79%, 2/28/2019(d)	135,000	135,000
State Street Bank and Trust Co. (ICE LIBOR USD 1 Month + 0.25%), 2.57%, 4/23/2019(d)	120,000	119,995
Sumitomo Mitsui Banking Corp. (Japan)
(ICE LIBOR USD 1 Month + 0.20%), 2.51%, 12/3/2018(d)	170,000	169,987
(ICE LIBOR USD 1 Month + 0.23%), 2.54%, 12/4/2018(d)	100,000	100,026
(ICE LIBOR USD 1 Month + 0.31%), 2.63%, 12/7/2018(d)	150,000	150,011
(ICE LIBOR USD 1 Month + 0.18%), 2.50%, 12/10/2018(d)	100,000	100,015
(ICE LIBOR USD 1 Month + 0.26%), 2.57%, 12/16/2018(d)	50,000	50,015
(ICE LIBOR USD 1 Month + 0.22%), 2.54%, 12/23/2018(d)	100,000	100,014
(ICE LIBOR USD 1 Month + 0.21%), 2.53%, 12/28/2018(d)	150,000	150,017
(ICE LIBOR USD 1 Month + 0.22%), 2.53%, 12/28/2018(d)	200,000	200,026
(ICE LIBOR USD 1 Month + 0.20%), 2.54%, 12/28/2018(d)	150,000	149,989
(ICE LIBOR USD 3 Month + 0.15%), 2.62%, 1/23/2019(d)	49,998	49,998
Sumitomo Mitsui Trust Bank Ltd. (Japan)
(ICE LIBOR USD 1 Month + 0.25%), 2.56%, 12/4/2018(d)	100,000	100,004
(ICE LIBOR USD 1 Month + 0.27%), 2.59%, 12/23/2018(d)	65,000	64,997
(ICE LIBOR USD 1 Month + 0.16%), 2.47%, 12/24/2018(d)	92,000	92,011
(ICE LIBOR USD 1 Month + 0.24%), 2.58%, 12/30/2018(d)	100,000	99,997
2.47%, 1/28/2019(e)	20,000	19,917
2.64%, 2/1/2019(e)	50,000	49,775

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
SHORT-TERM INVESTMENTS — continued
CERTIFICATES OF DEPOSIT — continued
Svenska Handelsbanken AB (Sweden)
(ICE LIBOR USD 1 Month + 0.16%), 2.48%, 12/8/2018(d)	100,000	100,009
(ICE LIBOR USD 1 Month + 0.17%), 2.48%, 12/15/2018(d)	75,000	74,945
(ICE LIBOR USD 1 Month + 0.27%), 2.58%, 12/15/2018(d)	325,000	325,133
(ICE LIBOR USD 1 Month + 0.22%), 2.52%, 12/18/2018(d)	200,000	199,987
(ICE LIBOR USD 1 Month + 0.21%), 2.53%, 12/23/2018(d)	135,000	134,997
(ICE LIBOR USD 3 Month + 0.07%), 2.46%, 12/28/2018(d)	100,000	99,960
Toronto-Dominion Bank (The) (Canada)
(ICE LIBOR USD 3 Month + 0.11%), 2.43%, 12/6/2018(d)	125,000	124,916
(ICE LIBOR USD 1 Month + 0.23%), 2.55%, 12/9/2018(d)	60,000	59,950
(ICE LIBOR USD 3 Month + 0.12%), 2.51%, 12/27/2018(d)	100,000	99,935
Wells Fargo Bank N.A. (SOFRRATE + 0.35%), 2.59%, 12/3/2018(d)	84,250	84,163
Wells Fargo Bank NA
(ICE LIBOR USD 1 Month + 0.37%), 2.69%, 12/6/2018(d)	200,000	200,000
(ICE LIBOR USD 1 Month + 0.35%), 2.66%, 12/11/2018(d)	100,000	100,052
(ICE LIBOR USD 1 Month + 0.25%), 2.57%, 12/22/2018(d)	250,000	250,083
(ICE LIBOR USD 1 Month + 0.28%), 2.59%, 12/28/2018(d)	375,000	375,016
(ICE LIBOR USD 1 Month + 0.27%), 2.61%, 12/28/2018(d)	195,000	195,079
Westpac Banking Corp. (Australia) (ICE LIBOR USD 1 Month + 0.23%), 2.53%, 12/20/2018(d)	100,000	100,030

TOTAL CERTIFICATES OF DEPOSIT (Cost $15,027,101)		15,027,577

COMMERCIAL PAPER — 22.7%
ABN AMRO Funding USA LLC (Netherlands) 2.36%, 1/7/2019(e)(f)	48,500	48,375
Alpine Securitization Ltd. (Switzerland)
(ICE LIBOR USD 1 Month + 0.21%), 2.53%, 12/10/2018(d)(f)	25,000	25,005
2.50%, 1/22/2019(f)	102,000	102,000
2.57%, 2/15/2019(e)(f)	126,300	125,571
Antalis SA (Jersey) 2.49%, 1/17/2019(e)(f)	35,970	35,851
Atlantic Asset Securitization LLC
(ICE LIBOR USD 1 Month + 0.18%), 2.50%, 12/6/2018(d)(f)	20,000	20,000
Australia & New Zealand Banking Group Ltd. (Australia)
(ICE LIBOR USD 3 Month + 0.21%), 2.72%, 1/28/2019(d)	175,000	175,046
(ICE LIBOR USD 3 Month + 0.19%), 2.87%, 2/26/2019(d)(f)	99,999	99,999
Bank of China Ltd. (China) 2.69%, 1/22/2019(e)	250,000	249,050
2.70%, 1/22/2019(e)(f)	45,000	44,829
2.69%, 1/25/2019(e)	25,000	24,899
2.78%, 2/4/2019(e)	200,000	199,015
2.96%, 3/1/2019(e)(f)	166,000	164,794
Bank of Nova Scotia (The) (Canada)
(ICE LIBOR USD 1 Month + 0.22%), 2.54%, 12/9/2018(d)(f)	90,000	89,933
(ICE LIBOR USD 3 Month + 0.07%), 2.41%, 12/14/2018(d)(f)	60,000	60,000
(ICE LIBOR USD 1 Month + 0.30%), 2.60%, 12/19/2018(d)(f)	165,000	165,027
(ICE LIBOR USD 3 Month + 0.11%), 2.50%, 12/27/2018(d)(f)	150,000	149,891
(ICE LIBOR USD 3 Month + 0.08%), 2.67%, 2/8/2019(d)(f)	65,000	64,952
Barton Capital LLC 2.53%, 1/24/2019(e)(f)	28,200	28,091

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
SHORT-TERM INVESTMENTS — continued
COMMERCIAL PAPER — continued
Bedford Row Funding Corp.
(ICE LIBOR USD 1 Month + 0.46%), 2.77%, 12/4/2018(d)(f)	50,000	50,046
(ICE LIBOR USD 1 Month + 0.26%), 2.58%, 12/8/2018(d)(f)	100,000	100,031
(ICE LIBOR USD 1 Month + 0.29%), 2.61%, 12/8/2018(d)(f)	20,000	20,009
(ICE LIBOR USD 1 Month + 0.34%), 2.66%, 12/10/2018(d)(f)	103,000	103,044
(ICE LIBOR USD 1 Month + 0.27%), 2.58%, 12/26/2018(d)(f)	69,000	69,026
(ICE LIBOR USD 3 Month + 0.11%), 2.80%, 2/26/2019(d)(f)	35,000	34,982
BNG Bank NV (Netherlands) 2.21%, 12/6/2018(e)(f)	100,000	99,963
Caisse des Depots et Consignations (France) 2.60%, 4/3/2019(e)(f)	500,000	495,662
Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.33%), 2.65%, 12/3/2018(d)(f)	100,000	100,030
Cedar Springs Capital Company LLC 2.25%, 12/3/2018(e)	48,300	48,291
China Construction Bank Corp. (China) 2.57%, 1/10/2019(e)(f)	125,000	124,648
Commonwealth Bank of Australia (Australia)
(ICE LIBOR USD 1 Month + 0.23%), 2.55%, 12/7/2018(d)(f)	50,000	50,003
(ICE LIBOR USD 1 Month + 0.21%), 2.52%, 12/16/2018(d)(f)	29,000	28,973
(ICE LIBOR USD 1 Month + 0.28%), 2.58%, 12/19/2018(d)(f)	160,000	159,924
(ICE LIBOR USD 1 Month + 0.26%), 2.56%, 12/21/2018(d)(f)	125,000	125,021
Cooperative Centrale (ICE LIBOR USD 3 Month + 0.06%), 2.75%, 2/26/2019(d)	35,000	34,985
DBS Bank Ltd. (Singapore) 2.45%, 1/23/2019(e)(f)	85,000	84,685
Erste Abwicklungsanstalt (Germany) 2.60%, 1/31/2019(e)(f)	150,000	149,353
Fairway Finance Co. LLC (ICE LIBOR USD 1 Month + 0.18%), 2.49%, 12/9/2018(d)(f)	20,000	19,995
First Abu Dhabi Bank PJSC (United Arab Emirates) 2.45%, 1/7/2019(e)(f)	122,000	121,684
2.56%, 1/18/2019(e)(f)	180,000	179,385
2.69%, 2/4/2019(e)(f)	100,000	99,516
Gotham Funding Corp.
2.30%, 12/6/2018(e)(f)	39,197	39,182
2.30%, 12/10/2018(e)(f)	50,000	49,969
HSBC Bank plc (United Kingdom)
(ICE LIBOR USD 1 Month + 0.19%), 2.51%, 12/9/2018(d)(f)	100,000	99,910
(ICE LIBOR USD 1 Month + 0.20%), 2.51%, 12/13/2018(d)(f)	113,000	112,902
(ICE LIBOR USD 1 Month + 0.30%), 2.60%, 12/19/2018(d)(f)	100,000	99,972
(ICE LIBOR USD 3 Month + 0.17%), 2.57%, 1/3/2019(d)(f)	210,000	210,022
ING US Funding LLC (Netherlands)
(ICE LIBOR USD 3 Month + 0.08%), 2.40%, 12/3/2018(d)	50,000	49,988
(ICE LIBOR USD 1 Month + 0.30%), 2.61%, 12/16/2018(d)	90,000	90,039
Kells Funding LLC 2.62%, 4/1/2019(e)(f)	150,000	148,560
LMA-Americas LLC
2.56%, 2/15/2019(e)(f)	25,000	24,855
2.94%, 5/9/2019(e)	125,000	123,398
Macquarie Bank Ltd. (Australia) 2.70%, 2/7/2019(e)(f)	71,325	70,963
National Australia Bank Ltd. (Australia)
(ICE LIBOR USD 1 Month + 0.31%), 2.63%, 12/11/2018(d)(f)	80,000	80,022
(ICE LIBOR USD 1 Month + 0.17%), 2.48%, 12/15/2018(d)(f)	100,000	99,940
(ICE LIBOR USD 1 Month + 0.23%), 2.54%, 12/28/2018(d)(f)	75,000	74,979
Natixis SA (France)
(ICE LIBOR USD 1 Month + 0.36%), 2.67%, 12/15/2018(d)	73,000	73,044
(ICE LIBOR USD 1 Month + 0.30%), 2.60%, 12/21/2018(d)	125,000	125,024
Nestle Capital Corp. (Switzerland) 2.40%, 12/19/2018(e)(f)	125,000	124,851

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
SHORT-TERM INVESTMENTS — continued
COMMERCIAL PAPER — continued
Old Line Funding LLC
(ICE LIBOR USD 1 Month + 0.30%), 2.59%, 12/6/2018(d)(f)	150,000	150,000
(ICE LIBOR USD 1 Month + 0.15%), 2.47%, 12/11/2018(d)(f)	100,000	100,004
(ICE LIBOR USD 1 Month + 0.17%), 2.48%, 12/16/2018(d)(f)	155,000	155,000
Oversea-Chinese Banking Corp. Ltd. (Singapore)
(ICE LIBOR USD 1 Month + 0.25%), 2.57%, 12/9/2018(d)(f)	150,000	150,031
2.44%, 1/23/2019(e)(f)	65,000	64,768
Royal Bank of Canada (Canada) 2.41%, 1/4/2019(e)	100,000	99,767
Standard Chartered Bank (United Kingdom) 2.46%, 1/25/2019(e)(f)	15,000	14,943
Starbird Funding Corp. 2.94%, 5/9/2019(e)(f)	110,000	108,590
Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.30%, 12/4/2018(e)	25,000	24,994
Swedbank AB (Sweden)
2.47%, 2/4/2019(e)	85,000	84,615
2.47%, 2/5/2019(e)	40,000	39,816
2.47%, 2/7/2019(e)	50,000	49,762
2.47%, 2/8/2019(e)	50,000	49,758
Thunder Bay Funding LLC
(ICE LIBOR USD 1 Month + 0.20%), 2.51%, 12/3/2018(d)(f)	250,000	249,909
(ICE LIBOR USD 1 Month + 0.30%), 2.61%, 12/16/2018(d)(f)	90,000	90,032
(ICE LIBOR USD 1 Month + 0.17%), 2.48%, 12/22/2018(d)(f)	70,000	70,000
(ICE LIBOR USD 1 Month + 0.24%), 2.55%, 12/27/2018(d)(f)	150,000	150,000
2.59%, 3/22/2019(e)(f)	39,500	39,160
Toronto-Dominion Bank (The) (Canada)
(ICE LIBOR USD 1 Month + 0.27%), 2.59%, 12/8/2018(d)	150,000	150,047
(ICE LIBOR USD 1 Month + 0.37%), 2.69%, 12/11/2018(d)(f)	200,000	200,059
(ICE LIBOR USD 1 Month + 0.27%), 2.58%, 12/14/2018(d)(f)	200,000	200,066
(ICE LIBOR USD 1 Month + 0.21%), 2.52%, 12/15/2018(d)(f)	60,000	59,948
(ICE LIBOR USD 1 Month + 0.37%), 2.67%, 12/20/2018(d)(f)	200,000	199,975
(ICE LIBOR USD 1 Month + 0.25%), 2.56%, 12/22/2018(d)(f)	240,000	240,065
(ICE LIBOR USD 3 Month + 0.27%), 2.64%, 12/26/2018(d)(f)	130,000	130,076
(ICE LIBOR USD 3 Month + 0.07%), 2.63%, 2/2/2019(d)(f)	175,000	174,860
(ICE LIBOR USD 3 Month + 0.06%), 2.75%, 2/26/2019(d)(f)	130,000	129,939
Toyota Credit Canada, Inc. (Canada) 2.56%, 12/16/2018	50,000	50,014
Toyota Motor Corp. (Japan) (ICE LIBOR USD 1 Month + 0.23%), 2.54%, 12/28/2018(d)	70,000	70,006
Toyota Motor Credit Corp. (Japan)
(ICE LIBOR USD 1 Month + 0.23%), 2.54%, 12/28/2018(d)	135,000	135,012
(ICE LIBOR USD 3 Month + 0.08%), 2.64%, 2/2/2019(d)	35,000	35,000
Toyota Motor Finance Netherlands BV (Japan) (ICE LIBOR USD 1 Month + 0.30%), 2.64%, 12/31/2018(d)	30,000	30,000
UBS AG (Switzerland)
(ICE LIBOR USD 1 Month + 0.30%), 2.61%, 12/16/2018(d)(f)	100,000	100,016
(ICE LIBOR USD 1 Month + 0.30%), 2.60%, 12/21/2018(d)(f)	90,000	90,018
(ICE LIBOR USD 3 Month + 0.09%), 2.72%, 2/16/2019(d)(f)	135,000	134,963
United Overseas Bank Ltd. (Singapore) 2.91%, 5/21/2019(e)	50,000	49,329

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
SHORT-TERM INVESTMENTS — continued
COMMERCIAL PAPER — continued
Versailles Commercial Paper LLC 2.42%, 1/7/2019(e)(f)	40,000	39,897
Westpac Banking Corp. (Australia)
(ICE LIBOR USD 1 Month + 0.23%), 2.54%, 12/14/2018(d)(f)	100,000	100,029
(ICE LIBOR USD 3 Month + 0.10%), 2.47%, 12/20/2018(d)(f)	100,000	99,960

TOTAL COMMERCIAL PAPER (Cost $9,979,998)		9,979,632

TIME DEPOSITS — 12.1%
Australia & New Zealand Banking Group Ltd.
2.25%, 12/3/2018	500,000	500,000
2.25%, 12/6/2018	475,000	475,000
2.25%, 12/7/2018	800,000	800,000
Chiba Bank Ltd. 2.19%, 12/3/2018	100,000	100,000
China Construction Bank Corp. 2.19%, 12/3/2018	510,000	510,000
Citibank NA 2.22%, 12/6/2018	800,000	800,000
Credit Agricole Corporate and Investment Bank 2.19%, 12/3/2018	500,000	500,000
Industrial & Commercial Bank of China Ltd.
2.19%, 12/3/2018	250,000	250,000
2.19%, 12/3/2018	350,000	350,000
KBC Bank NV 2.19%, 12/3/2018	500,000	500,000
Mizuho Bank Ltd. 2.23%, 12/3/2018	250,000	250,000
Standard Chartered Bank 2.22%, 12/6/2018	250,000	250,000

TOTAL TIME DEPOSITS (Cost $5,285,000)		5,285,000

TOTAL SHORT-TERM INVESTMENTS (COST $30,292,099)		30,292,209

Total Investments — 99.9% (Cost $43,794,725)		43,794,835
Other Assets Less Liabilities — 0.1%		33,372

Net Assets — 100.0%		43,828,207

Percentages indicated are based on net assets.

Abbreviations

FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of November 30, 2018.
(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(e)	The rate shown is the effective yield as of November 30, 2018.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

Additional Investment Information:

[1] Agency Joint Trading Account I — At November 30, 2018, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of December 03, 2018, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan Prime Money Market Fund	$ 1,538,996	$1,539,290	$1,570,420

Repurchase Agreements — At November 30, 2018, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan Prime Money Market Fund
BNP Paribas SA	2.30%	$321,018
MUFG Securities Americas, Inc.	2.29%	273,809
TD Securities (USA) LLC	2.29%	94,417
Wells Fargo Securities LLC	2.29%	849,752
Total		$1,538,996

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

At November 30, 2018, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FFCB	2.89% - 2.89%	6/19/2023 - 6/19/2023
FHLB	1.13% - 3.00%	12/21/2018 - 9/13/2024
FHLMC	0.00% - 7.00%	7/1/2019 - 11/15/2048
FNMA	0.00% - 7.00%	12/25/2018 - 6/25/2053
GNMA	2.00% - 8.50%	11/20/2023 - 9/20/2068
Tennessee Valley Authority	0.00% - 2.88%	11/1/2025 - 2/1/2027
U.S. Treasury Securities	0.00% - 2.38%	12/26/2018 - 11/15/2025

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (‘GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value of the Fund. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

For the fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The following is a summary of the inputs used as of November 30, 2018, in valuing the Fund’s assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Total Investments in Securities (a)	$—	$43,794,835	$—	$43,794,835

(a)

All portfolio holdings designated as level 2 are disclosed individually on the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

There were no transfers among any levels during the period ended November 30, 2018.

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
U.S. TREASURY OBLIGATIONS — 30.7%
U.S. Treasury Inflation Indexed Notes
0.13%, 4/15/2019	1,020	1,085
0.13%, 1/15/2023	8,000	8,426
U.S. Treasury Notes
1.38%, 9/15/2020	88	86
2.25%, 2/15/2021	5,700	5,631
2.38%, 3/15/2021	3,460	3,427
2.38%, 4/15/2021	5,850	5,791
2.63%, 5/15/2021	4,885	4,863
2.63%, 6/15/2021	7,495	7,459
2.63%, 7/15/2021	7,010	6,975
2.75%, 8/15/2021	4,775	4,766
2.75%, 9/15/2021	7,825	7,810
2.88%, 10/15/2021	6,640	6,648
2.88%, 11/15/2021	5,100	5,107
2.88%, 11/30/2023	470	471

TOTAL U.S. TREASURY OBLIGATIONS (Cost $68,772)		68,545

CORPORATE BONDS — 29.6%
Aerospace & Defense — 0.6%
General Dynamics Corp. 3.00%, 5/11/2021	210	209
L3 Technologies, Inc. 3.85%, 6/15/2023	180	179
Northrop Grumman Corp. 2.55%, 10/15/2022	425	406
Rockwell Collins, Inc.
3.10%, 11/15/2021	100	98
2.80%, 3/15/2022	50	49
3.20%, 3/15/2024	62	59
TransDigm, Inc. 6.50%, 7/15/2024	125	125
United Technologies Corp. 3.65%, 8/16/2023	225	222

		1,347

Airlines — 0.0%(a)
Continental Airlines Pass-Through Trust
Series 2012-2, Class A, 4.00%, 10/29/2024	75	75

Automobiles — 0.3%
BMW US Capital LLC (Germany) 3.10%, 4/12/2021(b)	180	177
Daimler Finance North America LLC (Germany) 3.35%, 2/22/2023(b)	150	147
Volkswagen Group of America Finance LLC (Germany)
4.00%, 11/12/2021(b)	255	254
4.25%, 11/13/2023(b)	200	197

		775

Banks — 7.2%
ABN AMRO Bank NV (Netherlands)
2.45%, 6/4/2020(b)	200	197
2.65%, 1/19/2021(b)	200	196
3.40%, 8/27/2021(b)	400	397
ANZ New Zealand Int’l Ltd. (New Zealand)
2.20%, 7/17/2020(b)	200	196
2.75%, 1/22/2021(b)	200	196
Australia & New Zealand Banking Group Ltd. (Australia)
2.13%, 8/19/2020	250	244
4.50%, 3/19/2024(b)	200	198
Bank of America Corp.
2.15%, 11/9/2020	200	195
(ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021(c)	650	636
(ICE LIBOR USD 3 Month + 0.65%), 3.02%, 6/25/2022(c)	215	214
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023(c)	320	312
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023(c)	340	326
(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024(c)	240	238
Bank of Montreal (Canada) 2.35%, 9/11/2022	65	62
Bank of Nova Scotia (The) (Canada) 3.13%, 4/20/2021	160	159
Banque Federative du Credit Mutuel SA (France) 2.70%, 7/20/2022(b)	230	221
Barclays Bank plc (United Kingdom) 2.65%, 1/11/2021	200	195
Capital One Bank USA NA 3.38%, 2/15/2023	500	480
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023(c)	630	615
(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023(c)	575	551
(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024(c)	145	144
Citizens Bank NA 2.25%, 3/2/2020	500	493
Commonwealth Bank of Australia (Australia) 1.75%, 11/7/2019(b)	400	395
Compass Bank 3.50%, 6/11/2021	250	247
Cooperatieve Rabobank UA (Netherlands) 3.88%, 9/26/2023(b)	250	248
Credit Agricole SA (France)
2.75%, 6/10/2020(b)	250	247
3.75%, 4/24/2023(b)	250	243
Danske Bank A/S (Denmark) 2.20%, 3/2/2020(b)	285	279

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Banks — continued
Discover Bank 3.10%, 6/4/2020	250	248
Fifth Third Bancorp 2.60%, 6/15/2022	100	96
HSBC Holdings plc (United Kingdom) 2.95%, 5/25/2021	200	195
(ICE LIBOR USD 3 Month + 0.65%), 2.98%, 9/11/2021(c)	300	298
(ICE LIBOR USD 3 Month + 1.06%), 3.26%, 3/13/2023(c)	200	195
(USD ICE Swap Rate 5 Year + 4.37%), 6.38%, 3/30/2025(c)(d)(e)	200	191
Huntington Bancshares, Inc. 2.30%, 1/14/2022	165	158
Huntington National Bank (The) 2.50%, 8/7/2022	250	239
Lloyds Bank plc (United Kingdom) 3.30%, 5/7/2021	200	198
Mitsubishi UFJ Financial Group, Inc. (Japan)
(ICE LIBOR USD 3 Month + 0.65%), 3.16%, 7/26/2021(c)	85	85
3.54%, 7/26/2021	145	145
Mizuho Financial Group, Inc. (Japan) 2.63%, 4/12/2021(b)	400	391
National Australia Bank Ltd. (Australia)
2.50%, 1/12/2021	500	490
3.70%, 11/4/2021	250	250
National Bank of Canada (Canada) 2.15%, 6/12/2020	250	245
Nordea Bank AB (Finland) 2.50%, 9/17/2020(b)	200	196
Regions Financial Corp. 3.20%, 2/8/2021	100	99
Royal Bank of Canada (Canada) 3.70%, 10/5/2023	140	139
Royal Bank of Scotland Group plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024(c)	200	195
Santander UK plc (United Kingdom)
2.13%, 11/3/2020	400	387
2.50%, 1/5/2021	385	374
Skandinaviska Enskilda Banken AB (Sweden) 2.45%, 5/27/2020(b)	200	197
Standard Chartered plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023(b)(c)	200	198
Sumitomo Mitsui Banking Corp. (Japan) 2.51%, 1/17/2020	250	248
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.93%, 3/9/2021	100	99
2.78%, 10/18/2022	65	62
3.10%, 1/17/2023	75	73
(ICE LIBOR USD 3 Month + 0.80%), 3.24%, 10/16/2023(c)	100	100
SunTrust Bank
(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022(c)	285	282
SunTrust Banks, Inc. 2.90%, 3/3/2021	200	197
Svenska Handelsbanken AB (Sweden) 5.13%, 3/30/2020(b)	250	256
UBS Group Funding Switzerland AG (Switzerland)
(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023(b)(c)	400	382
Wells Fargo & Co. 3.07%, 1/24/2023	375	362
Series M, 3.45%, 2/13/2023	80	78
Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024(c)(d)(e)	150	150
Wells Fargo Bank NA
(ICE LIBOR USD 3 Month + 0.49%), 3.33%, 7/23/2021(c)	250	249
Westpac Banking Corp. (Australia) 2.60%, 11/23/2020	150	148

		16,019

Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc. (Belgium) 3.30%, 2/1/2023	670	649
Constellation Brands, Inc.
2.70%, 5/9/2022	50	48
2.65%, 11/7/2022	65	62
Molson Coors Brewing Co. 2.10%, 7/15/2021	75	72

		831

Biotechnology — 0.1%
Amgen, Inc. 2.65%, 5/11/2022	85	82
Celgene Corp. 2.75%, 2/15/2023	145	138

		220

Capital Markets — 1.9%
Credit Suisse AG (Switzerland) 3.00%, 10/29/2021	250	245
Credit Suisse Group AG (Switzerland) 3.57%, 1/9/2023(b)	250	243
(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024(b)(c)	250	247
Goldman Sachs Group, Inc. (The)
2.35%, 11/15/2021	670	640
3.00%, 4/26/2022	300	290
(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022(c)	310	299
Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022(c)(d)(e)	170	150

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Capital Markets — continued
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023(c)	245	235
ING Bank NV (Netherlands)
2.45%, 3/16/2020(b)	200	198
2.70%, 8/17/2020(b)	200	197
Macquarie Group Ltd. (Australia)
(ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023(b)(c)	135	128
Morgan Stanley
2.50%, 4/21/2021	200	194
2.63%, 11/17/2021	200	193
3.13%, 1/23/2023	215	208
(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024(c)	535	527
UBS AG (Switzerland) 2.45%, 12/1/2020(b)	200	196

		4,190

Chemicals — 0.6%
Air Liquide Finance SA (France) 1.75%, 9/27/2021(b)	200	190
CF Industries, Inc.
3.40%, 12/1/2021(b)	185	182
3.45%, 6/1/2023	125	117
Chevron Phillips Chemical Co. LLC
2.45%, 5/1/2020(b)	200	198
3.30%, 5/1/2023(b)	60	59
CVR Partners LP 9.25%, 6/15/2023(b)	125	131
Dow Chemical Co. (The) 4.13%, 11/15/2021	150	151
DowDuPont, Inc. 3.77%, 11/15/2020	120	121
Mosaic Co. (The) 3.25%, 11/15/2022	260	252

		1,401

Commercial Services & Supplies — 0.2%
Garda World Security Corp. (Canada) 7.25%, 11/15/2021(b)	175	172
Nielsen Finance LLC 5.00%, 4/15/2022(b)	300	293

		465

Construction & Engineering — 0.1%
MasTec, Inc. 4.88%, 3/15/2023	250	242
Tutor Perini Corp. 6.88%, 5/1/2025(b)	75	72

		314

Construction Materials — 0.2%
Cemex SAB de CV (Mexico) 7.75%, 4/16/2026(b)	400	419
Union Andina de Cementos SAA (Peru) 5.88%, 10/30/2021(f)	71	72

		491

Consumer Finance — 1.0%
AerCap Ireland Capital DAC (Ireland) 3.50%, 1/15/2025	155	142
American Express Co.
2.20%, 10/30/2020	200	195
3.40%, 2/27/2023	265	259
(ICE LIBOR USD 3 Month + 0.75%), 3.33%, 8/3/2023(c)	35	35
3.70%, 8/3/2023	35	35
Capital One Financial Corp. 2.50%, 5/12/2020	150	148
Caterpillar Financial Services Corp.
(ICE LIBOR USD 3 Month + 0.28%), 2.60%, 9/7/2021(c)	100	100
3.45%, 5/15/2023	75	74
General Motors Financial Co., Inc.
4.20%, 11/6/2021	210	209
3.45%, 1/14/2022	100	96
3.70%, 5/9/2023	125	119
HSBC USA, Inc. 2.75%, 8/7/2020	250	247
John Deere Capital Corp.
(ICE LIBOR USD 3 Month + 0.26%), 2.59%, 9/10/2021(c)	225	224
3.65%, 10/12/2023	90	90
Springleaf Finance Corp. 7.75%, 10/1/2021	125	131
Synchrony Financial 4.25%, 8/15/2024	100	92
Toyota Motor Credit Corp. 2.95%, 4/13/2021	75	74

		2,270

Containers & Packaging — 0.1%
OI European Group BV 4.00%, 3/15/2023(b)	12	11
Reynolds Group Issuer, Inc.
(ICE LIBOR USD 3 Month + 3.50%), 5.94%, 7/15/2021(b)(c)	200	202

		213

Distributors — 0.1%
Global Partners LP 6.25%, 7/15/2022	200	197

Diversified Financial Services — 0.6%
Federation des Caisses Desjardins du Quebec (Canada) 2.25%, 10/30/2020(b)	200	195
GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	400	380
GTP Acquisition Partners I LLC 2.35%, 6/15/2020(b)	600	588
National Rural Utilities Cooperative Finance Corp. 2.90%, 3/15/2021	100	99
Shell International Finance BV (Netherlands) 3.50%, 11/13/2023	130	130

		1,392

Diversified Telecommunication Services — 0.8%
AT&T, Inc.
3.80%, 3/15/2022	150	149
3.40%, 5/15/2025	310	289

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Diversified Telecommunication Services — continued
CCO Holdings LLC 5.88%, 4/1/2024(b)	100	101
CenturyLink, Inc.
Series W, 6.75%, 12/1/2023	45	45
Series Y, 7.50%, 4/1/2024	250	256
Cincinnati Bell, Inc. 7.00%, 7/15/2024(b)	270	237
Deutsche Telekom International Finance BV (Germany) 2.23%, 1/17/2020(b)	150	148
DKT Finance ApS (Denmark) 9.38%, 6/17/2023(b)	200	208
Level 3 Financing, Inc.
5.63%, 2/1/2023	160	160
5.38%, 5/1/2025	80	78
Verizon Communications, Inc. 3.50%, 11/1/2024	125	122

		1,793

Electric Utilities — 1.5%
American Electric Power Co., Inc.
Series I, 3.65%, 12/1/2021	145	145
American Transmission Systems, Inc. 5.25%, 1/15/2022(b)	200	209
Duke Energy Corp. 1.80%, 9/1/2021	350	333
Duke Energy Florida LLC 3.10%, 8/15/2021	100	99
Emera US Finance LP (Canada) 2.70%, 6/15/2021	150	145
Enel Finance International NV (Italy)
2.88%, 5/25/2022(b)	200	187
4.25%, 9/14/2023(b)	200	191
Eskom Holdings SOC Ltd. (South Africa) 5.75%, 1/26/2021(f)	200	188
Eversource Energy Series K, 2.75%, 3/15/2022	150	146
Exelon Corp. 3.50%, 6/1/2022(g)	175	170
Fortis, Inc. (Canada) 2.10%, 10/4/2021	380	363
Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	20	20
ITC Holdings Corp. 2.70%, 11/15/2022	305	291
LG&E & KU Energy LLC 3.75%, 11/15/2020	122	122
PNM Resources, Inc. 3.25%, 3/9/2021	69	68
PPL Capital Funding, Inc. 3.50%, 12/1/2022	100	99
Southern California Edison Co.
Series B, 2.40%, 2/1/2022	100	95
Series D, 3.40%, 6/1/2023	70	69
Terraform Global Operating LLC 6.13%, 3/1/2026(b)	337	316
Xcel Energy, Inc. 4.70%, 5/15/2020	150	152

		3,408

Energy Equipment & Services — 0.4%
Baker Hughes a GE Co. LLC 2.77%, 12/15/2022	50	47
Nabors Industries, Inc. 4.63%, 9/15/2021	275	256
Noble Holding International Ltd. 7.88%, 2/1/2026(b)	100	93
Schlumberger Holdings Corp. 3.63%, 12/21/2022(b)	75	74
Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025(b)	123	116
Transocean Guardian Ltd. 5.88%, 1/15/2024(b)	40	39
Transocean Proteus Ltd. 6.25%, 12/1/2024(b)	240	235

		860

Equity Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.
5.90%, 11/1/2021	75	79
3.00%, 6/15/2023	110	106
Crown Castle International Corp. 4.88%, 4/15/2022	100	103
Equinix, Inc. 5.38%, 4/1/2023	150	151
HCP, Inc. 4.00%, 12/1/2022	75	74
Simon Property Group LP 2.63%, 6/15/2022	150	145
Ventas Realty LP 4.25%, 3/1/2022	147	149
Welltower, Inc. 4.95%, 1/15/2021	150	153

		960

Food & Staples Retailing — 0.4%
Safeway, Inc. 3.95%, 8/15/2020	475	461
Seven & i Holdings Co. Ltd. (Japan) 3.35%, 9/17/2021(b)	408	408

		869

Food Products — 0.6%
Bunge Ltd. Finance Corp. 3.00%, 9/25/2022	100	96
Cargill, Inc.
3.05%, 4/19/2021(b)	105	104
3.25%, 3/1/2023(b)	20	20
Conagra Brands, Inc. 3.80%, 10/22/2021	195	194
JBS USA LUX SA 5.88%, 7/15/2024(b)	350	344
McCormick & Co., Inc. 2.70%, 8/15/2022	50	48
Pilgrim’s Pride Corp. 5.75%, 3/15/2025(b)	400	389
Unilever Capital Corp. (United Kingdom) 3.25%, 3/7/2024	100	98

		1,293

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories 2.90%, 11/30/2021	125	122
Becton Dickinson and Co. (ICE LIBOR USD 3 Month + 0.88%), 3.26%, 12/29/2020(c)	200	199
2.89%, 6/6/2022	150	145
Mallinckrodt International Finance SA 4.88%, 4/15/2020(b)	200	197
Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	20	20

		683

Health Care Providers & Services — 0.6%
Aetna, Inc. 2.80%, 6/15/2023	60	57
Anthem, Inc. 2.95%, 12/1/2022	75	72
Centene Corp. 5.63%, 2/15/2021	150	152
CVS Health Corp.
3.70%, 3/9/2023	540	532
4.10%, 3/25/2025	68	67
Halfmoon Parent, Inc. 3.40%, 9/17/2021(b)	90	89
HCA, Inc. 5.38%, 2/1/2025	200	201
Tenet Healthcare Corp. 4.38%, 10/1/2021	250	246

		1,416

Hotels, Restaurants & Leisure — 0.5%
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023(b)	12	12
Enterprise Development Authority (The) 12.00%, 7/15/2024(b)	35	33
Jack Ohio Finance LLC 6.75%, 11/15/2021(b)	250	256
Scientific Games International, Inc. 5.00%, 10/15/2025(b)	569	533
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021(b)	125	126
Wyndham Destinations, Inc. 3.90%, 3/1/2023	200	189

		1,149

Household Products — 0.2%
Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022(b)	400	382

Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp. 6.00%, 1/15/2022(b)	400	401
Exelon Generation Co. LLC
2.95%, 1/15/2020	300	298
3.40%, 3/15/2022	380	374

		1,073

Industrial Conglomerates — 0.3%
General Electric Co. 2.20%, 1/9/2020	200	195
2.70%, 10/9/2022	480	433

		628

Insurance — 0.9%
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025(b)	143	140
Jackson National Life Global Funding
2.25%, 4/29/2021(b)	115	112
3.30%, 6/11/2021(b)	250	248
Lincoln National Corp. 4.00%, 9/1/2023	15	15
MassMutual Global Funding II 2.35%, 4/9/2019(b)	285	284
MetLife, Inc. Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 6/15/2020(c)(d)(e)	150	150
Metropolitan Life Global Funding I 3.00%, 1/10/2023(b)	100	97
Pricoa Global Funding I 3.45%, 9/1/2023(b)	150	148
Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023(c)(d)(e)	60	59
Protective Life Global Funding 2.16%, 9/25/2020(b)	150	147
(ICE LIBOR USD 3 Month + 0.52%), 2.91%, 6/28/2021(b)(c)	150	150
Reliance Standard Life Global Funding II
2.50%, 4/24/2019(b)	295	294
3.85%, 9/19/2023(b)	45	45
Suncorp-Metway Ltd. (Australia) 2.38%, 11/9/2020(b)	105	102

		1,991

IT Services — 0.1%
Alliance Data Systems Corp. 5.88%, 11/1/2021(b)	250	253

Media — 0.9%
Charter Communications Operating LLC
Series USD, 4.50%, 2/1/2024	110	109
4.91%, 7/23/2025	145	144
Clear Channel Worldwide Holdings, Inc.
Series B, 6.50%, 11/15/2022	250	254
Comcast Corp.
3.45%, 10/1/2021	215	215
3.00%, 2/1/2024	85	82
3.60%, 3/1/2024	40	40
3.70%, 4/15/2024	145	144
3.95%, 10/15/2025	90	90
CSC Holdings LLC
5.25%, 6/1/2024	260	247
5.38%, 2/1/2028(b)	200	188
DISH DBS Corp. 5.00%, 3/15/2023	250	219

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Media — continued
Interpublic Group of Cos., Inc. (The)
3.50%, 10/1/2020	65	65
3.75%, 10/1/2021	90	90
Sirius XM Radio, Inc. 5.38%, 7/15/2026(b)	80	78

		1,965

Metals & Mining — 0.5%
AK Steel Corp. 7.63%, 10/1/2021	200	191
Cleveland-Cliffs, Inc. 5.75%, 3/1/2025	200	184
FMG Resources August 2006 Pty. Ltd. (Australia) 4.75%, 5/15/2022(b)	215	206
Glencore Funding LLC (Switzerland) 3.00%, 10/27/2022(b)	75	71
Indonesia Asahan Aluminium Persero PT (Indonesia) 5.71%, 11/15/2023(b)	440	448

		1,100

Multi-Utilities — 0.9%
Ameren Corp. 2.70%, 11/15/2020	500	490
Berkshire Hathaway Energy Co. 2.40%, 2/1/2020	100	99
CenterPoint Energy, Inc. 3.60%, 11/1/2021	395	393
CMS Energy Corp. 5.05%, 3/15/2022	100	104
Consolidated Edison, Inc. 2.00%, 5/15/2021	150	145
NiSource, Inc. 2.65%, 11/17/2022	10	10
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	75	72
Sempra Energy 2.40%, 3/15/2020	350	344
(ICE LIBOR USD 3 Month + 0.45%), 2.78%, 3/15/2021(c)	195	194
2.90%, 2/1/2023	40	38
WEC Energy Group, Inc. 3.38%, 6/15/2021	100	99

		1,988

Oil, Gas & Consumable Fuels — 2.1%
Antero Resources Corp. 5.13%, 12/1/2022	125	122
Boardwalk Pipelines LP 4.95%, 12/15/2024	50	51
BP Capital Markets America, Inc. 3.79%, 2/6/2024	145	145
BP Capital Markets plc (United Kingdom) 2.52%, 9/19/2022	200	192
Buckeye Partners LP 4.35%, 10/15/2024	50	49
California Resources Corp. 8.00%, 12/15/2022(b)	150	114
Canadian Natural Resources Ltd. (Canada) 2.95%, 1/15/2023	295	282
Chesapeake Energy Corp. 6.63%, 8/15/2020	5	5
Delek Logistics Partners LP 6.75%, 5/15/2025	200	196
Enbridge, Inc. (Canada) 2.90%, 7/15/2022	75	72
Energy Transfer Operating LP 5.20%, 2/1/2022	165	169
Eni SpA (Italy) Series X-R, 4.00%, 9/12/2023(b)	200	195
Enterprise Products Operating LLC
2.85%, 4/15/2021	200	196
4.05%, 2/15/2022	150	151
EP Energy LLC 7.75%, 5/15/2026(b)	145	140
EQT Corp. 2.50%, 10/1/2020	125	121
MPLX LP 4.88%, 12/1/2024	50	51
Oasis Petroleum, Inc. 6.88%, 1/15/2023	125	123
PBF Logistics LP 6.88%, 5/15/2023	200	199
Petroleos Mexicanos (Mexico) 4.88%, 1/24/2022	350	337
QEP Resources, Inc. 5.25%, 5/1/2023	150	143
SemGroup Corp. 5.63%, 7/15/2022	200	191
Summit Midstream Holdings LLC 5.50%, 8/15/2022	200	194
Sunoco Logistics Partners Operations LP
4.65%, 2/15/2022	150	152
4.25%, 4/1/2024	95	93
Sunoco LP 5.50%, 2/15/2026(b)	65	62
TerraForm Power Operating LLC 4.25%, 1/31/2023(b)	149	142
Total Capital Canada Ltd. (France) 2.75%, 7/15/2023	225	216
Total Capital International SA (France) 2.70%, 1/25/2023	120	116
Ultra Resources, Inc. 6.88%, 4/15/2022‡(b)	270	165
W&T Offshore, Inc. 9.75%, 11/1/2023(b)	122	109
Williams Cos., Inc. (The) 4.50%, 11/15/2023	100	100

		4,593

Paper & Forest Products — 0.1%
Clearwater Paper Corp. 4.50%, 2/1/2023	150	136

Pharmaceuticals — 1.0%
Allergan Funding SCS 3.45%, 3/15/2022	300	293
Bausch Health Cos., Inc.
5.63%, 12/1/2021(b)	150	150

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Pharmaceuticals — continued
5.50%, 11/1/2025(b)	225	221
Bayer US Finance II LLC (Germany) 3.50%, 6/25/2021(b)	400	396
Elanco Animal Health, Inc. 3.91%, 8/27/2021(b)	75	75
EMD Finance LLC (Germany)
2.40%, 3/19/2020(b)	150	148
2.95%, 3/19/2022(b)	150	146
Mylan NV 2.50%, 6/7/2019	110	109
Sanofi (France) 3.38%, 6/19/2023	75	75
Shire Acquisitions Investments Ireland DAC
2.40%, 9/23/2021	300	288
2.88%, 9/23/2023	155	145
Zoetis, Inc. (ICE LIBOR USD 3 Month + 0.44%), 3.08%, 8/20/2021(c)	185	184

		2,230

Road & Rail — 0.3%
DAE Funding LLC (United Arab Emirates) 4.50%, 8/1/2022(b)	125	118
Hertz Corp. (The) 7.38%, 1/15/2021	250	247
Park Aerospace Holdings Ltd. (Ireland) 5.25%, 8/15/2022(b)	205	205
Ryder System, Inc. 3.50%, 6/1/2021	15	15

		585

Semiconductors & Semiconductor Equipment — 0.0%(a)
Analog Devices, Inc. 2.50%, 12/5/2021	75	73
QUALCOMM, Inc. 2.90%, 5/20/2024	50	47

		120

Software — 0.1%
Oracle Corp. 2.50%, 5/15/2022	270	262

Specialty Retail — 0.1%
Group 1 Automotive, Inc. 5.25%, 12/15/2023(b)	200	193

Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC
4.42%, 6/15/2021(b)	350	350
5.88%, 6/15/2021(b)	185	188
5.45%, 6/15/2023(b)	165	169
Hewlett Packard Enterprise Co. 3.50%, 10/5/2021	115	114
Western Digital Corp. 4.75%, 2/15/2026	200	183

		1,004

Thrifts & Mortgage Finance — 0.5%
BPCE SA (France) 2.65%, 2/3/2021	500	490
(ICE LIBOR USD 3 Month + 1.24%), 3.57%, 9/12/2023(b)(c)	250	248
Ladder Capital Finance Holdings LLLP 5.25%, 3/15/2022(b)	210	208
Nationstar Mortgage LLC 6.50%, 7/1/2021	210	209

		1,155

Tobacco — 1.0%
Altria Group, Inc.
2.63%, 1/14/2020	350	347
2.85%, 8/9/2022	175	169
2.95%, 5/2/2023	100	96
BAT Capital Corp. (United Kingdom) 2.76%, 8/15/2022	530	502
Imperial Brands Finance plc (United Kingdom)
2.95%, 7/21/2020(b)	200	197
3.75%, 7/21/2022(b)	200	196
Philip Morris International, Inc.
2.38%, 8/17/2022	425	404
2.50%, 11/2/2022	95	90
Reynolds American, Inc. (United Kingdom) 4.00%, 6/12/2022	150	148

		2,149

Trading Companies & Distributors — 0.4%
Air Lease Corp.
2.50%, 3/1/2021	160	155
3.00%, 9/15/2023	75	71
Aviation Capital Group LLC 2.88%, 1/20/2022(b)	100	96
United Rentals North America, Inc. 6.50%, 12/15/2026	200	201
WESCO Distribution, Inc. 5.38%, 12/15/2021	400	400

		923

Wireless Telecommunication Services — 0.4%
Sprint Communications, Inc. 6.00%, 11/15/2022	175	175
Sprint Corp. 7.63%, 3/1/2026	280	287
T-Mobile US, Inc. 4.50%, 2/1/2026‡	78	—
T-Mobile USA, Inc.
6.50%, 1/15/2024	200	103
4.50%, 2/1/2026	78	73
4.75%, 2/1/2028	156	72
Vodafone Group plc (United Kingdom)
3.75%, 1/16/2024	75	73
4.13%, 5/30/2025	45	44

		827

TOTAL CORPORATE BONDS (Cost $67,514)		66,188

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
COLLATERALIZED MORTGAGE OBLIGATIONS — 10.9%
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	337	334
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	325	323
Angel Oak Mortgage Trust I LLC
Series 2018-2, Class A1, 3.67%, 7/27/2048(b)(h)	463	462
CHL Mortgage Pass-Through Trust
Series 2006-HYB2, Class 2A1B, 3.64%, 4/20/2036(h)	267	244
FHLMC REMIC
Series 3558, Class G, 4.00%, 8/15/2024	377	381
Series 3841, Class GW, 3.50%, 4/15/2026	1,500	1,517
Series 4533, Class KA, 3.00%, 11/15/2026	626	621
Series 3703, Class DY, 4.00%, 8/15/2030	300	306
Series 4120, Class JS, IF, IO, 3.89%, 10/15/2032(h)	989	127
Series 3036, Class NE, 5.00%, 9/15/2035	277	293
Series 3294, Class NE, 5.50%, 3/15/2037	464	503
Series 4284, Class EJ, 3.00%, 10/15/2038	276	271
Series 3820, Class GJ, 3.50%, 12/15/2039	190	190
Series 3904, Class EC, 2.00%, 8/15/2040	126	123
Series 4012, Class JD, 1.75%, 12/15/2040	251	244
Series 4776, Class DJ, 4.00%, 4/15/2041	88	89
Series 4091, Class TA, 3.00%, 5/15/2041	188	186
Series 4048, Class CA, 2.00%, 9/15/2041	535	513
Series 4537, Class HA, 3.50%, 9/15/2041	206	207
Series 4454, Class B, 3.00%, 10/15/2041	99	98
Series 4467, Class DA, 3.00%, 11/15/2041	387	380
Series 4183, Class PA, 3.50%, 1/15/2043	976	980
Series 4800, Class PA, 3.50%, 7/15/2043	437	438
Series 4239, Class LD, 3.00%, 8/15/2043	179	176
Series 4480, Class QA, 3.00%, 11/15/2043	223	220
Series 4711, Class HA, 3.00%, 12/15/2043	147	144
Series 4623, Class EB, 2.50%, 12/15/2044	423	405
Series 4681, Class SD, IF, IO, 3.84%, 5/15/2047(h)	975	162
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA3, Class M1, 3.07%, 3/25/2030(h)	231	231
Series 2017-DNA3, Class M2, 4.82%, 3/25/2030(h)	250	255
Series 2018-HQA1, Class M2, 4.62%, 9/25/2030(h)	400	396
FNMA REMIC
Series 2014-3, Class AM, 2.50%, 1/25/2032	2,786	2,731
Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	2,768	348
Series 2015-80, Class CA, 3.00%, 4/25/2040	859	844
Series 2014-84, Class KA, 3.00%, 11/25/2040	939	927
Series 2015-55, Class QA, 3.50%, 10/25/2042	391	390
Series 2018-18, Class P, 3.50%, 4/25/2043	1,882	1,891
Series 2015-2, Class PA, 2.25%, 3/25/2044	256	244
Series 2016-63, Class JA, 2.50%, 12/25/2044	506	494
Series 2015-54, Class FA, 2.67%, 7/25/2045(h)	152	152
Series 2016-40, Class FA, 2.97%, 7/25/2046(h)	45	45
Series 2017-13, Class AS, IF, IO, 3.73%, 2/25/2047(h)	989	179
Series 2017-47, Class ST, IF, IO, 3.78%, 6/25/2047(h)	929	175
Series 2017-69, Class SH, IF, IO, 3.88%, 9/25/2047(h)	1,008	182
Series 2018-27, Class SE, IF, IO, 3.88%, 5/25/2048(h)	1,898	337
Series 2017-46, Class LB, 3.50%, 12/25/2052	823	824
Series 2017-49, Class JA, 4.00%, 7/25/2053	422	433
Series 2017-96, Class KA, 3.00%, 1/25/2055	870	855
GNMA
Series 2013-180, Class VM, 3.00%, 8/16/2036	1,000	983
Series 2010-101, Class LE, 3.00%, 8/20/2039	231	229
Series 2010-166, Class SD, IF, IO, 3.72%, 12/20/2040(h)	1,583	234
Series 2012-39, Class MI, IO, 4.00%, 3/16/2042	617	138
Series 2017-117, Class SB, IF, IO, 3.90%, 8/20/2047(h)	1,342	253
Series 2018-36, Class SG, IF, IO, 3.90%, 3/20/2048(h)	1,921	338

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
LSTAR Securities Investment Ltd. (Cayman Islands)
Series 2017-7, Class A, 4.05%, 10/1/2022(b)(h)	54	54
RALI Trust
Series 2003-QS12, Class A4, 3.35%, 6/25/2018	19	19
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR5, Class A6, 3.90%, 5/25/2035(h)	236	238

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $24,771)		24,356

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.8%
Ashford Hospitality Trust
Series 2018-KEYS, Class B, 3.61%, 5/15/2035‡(b)(h)	600	599
BHMS ATLS
Series 2018-ATLS, Class A, 3.56%, 7/15/2035(b)(h)	500	499
BX Commercial Mortgage Trust
Series 2018-IND, Class E, 4.01%, 11/15/2035(b)(h)	350	350
BXMT Ltd.
Series 2017-FL1, Class B, 3.80%, 6/15/2035‡(b)(h)	500	500
Series 2017-FL1, Class D, 5.00%, 6/15/2035‡(b)(h)	300	302
CGBAM Commercial Mortgage Trust
Series 2015-SMRT, Class B, 3.21%, 4/10/2028‡(b)	324	323
Series 2015-SMRT, Class C, 3.52%, 4/10/2028‡(b)	243	243
Series 2015-SMRT, Class D, 3.77%, 4/10/2028‡(b)	206	205
CGDBB Commercial Mortgage Trust
Series 2017-BIOC, Class C, 3.36%, 7/15/2032‡(b)(h)	400	399
Cold Storage Trust
Series 2017-ICE3, Class A, 3.31%, 4/15/2036(b)(h)	700	699
Commercial Mortgage Trust
Series 2015-CR23, Class CME, 3.81%, 5/10/2048(b)(h)	477	471
DBGS Mortgage Trust
Series 2018-5BP, Class D, 3.66%, 6/15/2033‡(b)(h)	300	299
DBUBS Mortgage Trust
Series 2011-LC1A, Class C, 5.88%, 11/10/2046(b)(h)	245	255
FHLMC Multifamily Structured Pass-Through Certificates
Series K018, Class X1, IO, 1.50%, 1/25/2022(h)	5,748	191
Series K721, Class X3, IO, 1.34%, 9/25/2022(h)	6,071	271
Series K027, Class X1, IO, 0.90%, 1/25/2023(h)	11,037	290
Series K033, Class X1, IO, 0.42%, 7/25/2023(h)	53,286	680
Series K723, Class X3, IO, 1.98%, 10/25/2034(h)	7,410	606
Series K025, Class X3, IO, 1.81%, 11/25/2040(h)	3,360	211
Series K042, Class X3, IO, 1.66%, 1/25/2043(h)	6,375	522
Series K054, Class X3, IO, 1.65%, 4/25/2043(h)	3,700	352
Series K068, Class X3, IO, 2.13%, 10/25/2044(h)	3,368	478
Series K061, Class X3, IO, 2.04%, 12/25/2044(h)	2,775	361
Series K070, Class X3, IO, 2.11%, 12/25/2044(h)	2,537	359
Series K072, Class X3, IO, 2.21%, 12/25/2045(h)	1,200	183
FREMF
Series 2018-KF46, Class B, 4.26%, 3/25/2028(b)(h)	500	499
FREMF Mortgage Trust
Series 2017-KF36, Class B, 4.96%, 8/25/2024(b)(h)	293	295
Series 2017-KF38, Class B, 4.81%, 9/25/2024(b)(h)	253	254
Series 2017-KF39, Class B, 4.81%, 11/25/2024(b)(h)	279	282
Series 2018-KF42, Class B, 4.51%, 12/25/2024(b)(h)	300	303
Series 2010-K8, Class B, 5.44%, 9/25/2043‡(b)(h)	1,050	1,076
Series 2011-K15, Class B, 5.12%, 8/25/2044(b)(h)	135	140
Series 2012-K17, Class B, 4.48%, 12/25/2044(b)(h)	280	286
Series 2012-K18, Class B, 4.40%, 1/25/2045(b)(h)	385	393
Series 2012-K709, Class B, 3.88%, 4/25/2045(b)(h)	325	325
Series 2012-K19, Class B, 4.17%, 5/25/2045(b)(h)	300	301
Series 2012-K21, Class B, 4.07%, 7/25/2045(b)(h)	530	535
Series 2012-K22, Class B, 3.81%, 8/25/2045(b)(h)	190	190
Series 2011-K12, Class B, 4.49%, 1/25/2046(b)(h)	500	508
Series 2011-K14, Class B, 5.35%, 2/25/2047(b)(h)	1,100	1,141
Series 2014-K716, Class B, 4.08%, 8/25/2047(b)(h)	250	252
Series 2011-K13, Class B, 4.77%, 1/25/2048‡(b)(h)	600	613
Series 2011-K11, Class B, 4.57%, 12/25/2048(b)(h)	305	311
Series 2017-K729, Class B, 3.80%, 11/25/2049(b)(h)	200	193

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
COMMERCIAL MORTGAGE-BACKED SECURITIES — continued
GNMA
Series 2015-115, IO, 0.56%, 7/16/2057(h)	2,968	130
Series 2017-23, IO, 0.73%, 5/16/2059(h)	3,659	219
GPMT Ltd. (Cayman Islands)
Series 2018-FL1, Class A, 3.20%, 11/21/2035(b)(h)	390	390
GRACE Mortgage Trust
Series 2014-GRCE, Class B, 3.52%, 6/10/2028‡(b)	500	498
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2004-CBX, Class C, 5.07%, 1/12/2037‡(h)	300	302
LB-UBS Commercial Mortgage Trust
Series 2007-C6, Class AJ, 6.48%, 7/15/2040(h)	300	305
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C15, Class C, 5.06%, 4/15/2047(h)	300	303
Morgan Stanley Capital I Trust
Series 2014-MP, Class B, 3.69%, 8/11/2033(b)	400	404
Series 2018-SUN, Class B, 3.51%, 7/15/2035‡(b)(h)	250	250
Nationslink Funding Corp.
Series 1999-LTL1, Class E, 5.00%, 1/22/2026‡(b)	500	507
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class B, 5.46%, 12/15/2043(h)	400	404
Series 2007-C30, Class C, 5.48%, 12/15/2043‡(h)	300	301
Series 2007-C33, Class AJ, 5.98%, 2/15/2051(h)	126	124
WFRBS Commercial Mortgage Trust
Series 2013-C11, Class B, 3.71%, 3/15/2045‡(h)	150	148
Series 2013-C12, Class B, 3.86%, 3/15/2048(h)	150	148

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $22,215)		21,978

ASSET-BACKED SECURITIES — 8.5%
American Credit Acceptance Receivables Trust
Series 2016-4, Class D, 4.11%, 4/12/2023(b)	600	605
Series 2017-2, Class D, 3.69%, 6/12/2023(b)	600	598
Series 2018-3, Class C, 3.75%, 10/15/2024(b)	500	499
AmeriCredit Automobile Receivables Trust
Series 2017-2, Class D, 3.42%, 4/18/2023	160	159
Series 2017-3, Class D, 3.18%, 7/18/2023	500	492
Business Jet Securities LLC
Series 2018-1, Class A, 4.34%, 2/15/2033(b)	161	161
Citi Held For Asset Issuance
Series 2015-PM1, Class C, 5.01%, 12/15/2021‡(b)	121	121
CLUB Credit Trust
Series 2017-P1, Class B, 3.56%, 9/15/2023(b)	500	498
Series 2017-P2, Class A, 2.61%, 1/15/2024(b)	116	115
Series 2017-P2, Class B, 3.56%, 1/15/2024‡(b)	250	247
CNH Equipment Trust
Series 2018-A, Class A2, 2.78%, 8/16/2021	490	489
Continental Airlines Pass-Through Trust
Series 2012-1, Class A, 4.15%, 4/11/2024	73	74
CPS Auto Receivables Trust
Series 2017-D, Class C, 3.01%, 10/17/2022(b)	500	496
CPS Auto Trust
Series 2016-D, Class D, 4.53%, 1/17/2023(b)	130	132
Series 2018-C, Class D, 4.40%, 6/17/2024(b)	500	504
Credit Acceptance Auto Loan Trust
Series 2018-3A, Class B, 3.89%, 10/15/2027(b)	350	349
Series 2018-3A, Class C, 4.04%, 12/15/2027(b)	350	350
Dell Equipment Finance Trust
Series 2017-2, Class A3, 2.19%, 10/24/2022(b)	273	271
Delta Air Lines Pass-Through Trust
Series 2015-1, Class B, 4.25%, 7/30/2023	120	120
Drive Auto Receivables Trust
Series 2017-3, Class C, 2.80%, 7/15/2022	500	498
Series 2018-3, Class D, 4.30%, 9/16/2024	500	503
Series 2018-4, Class D, 4.09%, 1/15/2026	500	498
DT Auto Owner Trust
Series 2015-3A, Class D, 4.53%, 10/17/2022(b)	349	351
Series 2017-3A, Class D, 3.58%, 5/15/2023(b)	350	348
Series 2017-4A, Class D, 3.47%, 7/17/2023(b)	300	298
Exeter Automobile Receivables Trust
Series 2018-3A, Class C, 3.71%, 6/15/2023(b)	540	540
Flagship Credit Auto Trust
Series 2018-3, Class A, 3.07%, 2/15/2023(b)	722	720

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
ASSET-BACKED SECURITIES — continued
Series 2017-4, Class D, 3.58%, 1/15/2024(b)	300	296
Ford Credit Auto Owner Trust
Series 2016-B, Class A3, 1.33%, 10/15/2020	243	242
FREED ABS Trust
Series 2018-1, Class A, 3.61%, 7/18/2024(b)	138	138
Series 2018-1, Class B, 4.56%, 7/18/2024‡(b)	200	200
GLS Auto Receivables Trust
Series 2018-2A, Class C, 4.17%, 4/15/2024(b)	300	300
LendingClub Issuance Trust
Series 2016-NP2, Class B, 6.00%, 1/17/2023‡(b)	225	226
Lendmark Funding Trust
Series 2017-2A, Class A, 2.80%, 5/20/2026(b)	250	247
Series 2017-2A, Class B, 3.38%, 5/20/2026(b)	400	392
Series 2017-2A, Class C, 4.33%, 5/20/2026(b)	150	149
Marlette Funding Trust
Series 2017-3A, Class A, 2.36%, 12/15/2024(b)	109	109
Series 2017-3A, Class B, 3.01%, 12/15/2024(b)	250	248
Series 2017-3A, Class C, 4.01%, 12/15/2024‡(b)	200	199
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-SD1, Class A, 3.12%, 8/25/2034‡(h)	783	783
Nissan Auto Lease Trust
Series 2016-B, Class A3, 1.50%, 7/15/2019	26	26
Oak Hill Advisors Residential Loan Trust
Series 2017-NPL2, Class A1, 3.00%, 7/25/2057‡(b)(g)	263	257
Prestige Auto Receivables Trust
Series 2018-1A, Class C, 3.75%, 10/15/2024(b)	500	501
Series 2018-1A, Class D, 4.14%, 10/15/2024(b)	500	501
Prosper Marketplace Issuance Trust
Series 2017-3A, Class A, 2.36%, 11/15/2023(b)	92	92
Series 2017-3A, Class B, 3.36%, 11/15/2023(b)	300	298
RASC Trust
Series 2006-KS4, Class A4, 2.55%, 6/25/2036‡(h)	923	918
Santander Drive Auto Receivables Trust
Series 2018-4, Class D, 3.98%, 12/15/2025	500	500
SoFi Consumer Loan Program LLC
Series 2017-6, Class B, 3.52%, 11/25/2026‡(b)	192	188
Series 2017-6, Class C, 4.02%, 11/25/2026‡(b)	300	294
Springleaf Funding Trust
Series 2016-AA, Class B, 3.80%, 11/15/2029(b)	500	498
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	27	26
US Airways Pass-Through Trust
Series 2012-2, Class A, 4.63%, 6/3/2025	103	106
Veros Automobile Receivables Trust
Series 2017-1, Class A, 2.84%, 4/17/2023(b)	102	102
Volvo Financial Equipment LLC
Series 2017-1A, Class A2, 1.55%, 10/15/2019(b)	97	97
Westlake Automobile Receivables Trust
Series 2016-2A, Class D, 4.10%, 6/15/2021(b)	500	503
Series 2018-3A, Class D, 4.00%, 10/16/2023(b)	500	498

TOTAL ASSET-BACKED SECURITIES (Cost $19,065)		18,970

MORTGAGE-BACKED SECURITIES — 5.6%
FHLMC Gold Pools, 15 Year, Single Family
Pool # J16679, 3.00%, 9/1/2026	193	191
Pool # J17232, 3.00%, 11/1/2026	277	275
Pool # J17506, 3.00%, 12/1/2026	138	137
Pool # G14700, 3.00%, 1/1/2028	282	279
Pool # J24740, 3.00%, 7/1/2028	118	117
Pool # G15655, 3.00%, 10/1/2028	309	307
Pool # G15147, 3.00%, 8/1/2029	1,664	1,647
Pool # G15561, 3.00%, 9/1/2030	1,190	1,177
Pool # G16255, 2.50%, 7/1/2032	591	569
Pool # G16407, 2.50%, 1/1/2033	378	365
FHLMC Gold Pools, 20 Year, Single Family Pool # C91649, 3.00%, 4/1/2033	83	82
FNMA, 15 Year, Single Family
Pool # 890395, 3.50%, 2/1/2026	231	232
Pool # AL9552, 3.50%, 8/1/2031	795	800
Pool # AL9994, 2.50%, 4/1/2032	2,070	1,998

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MORTGAGE-BACKED SECURITIES — continued
Pool # AS9697, 3.50%, 5/1/2032	330	331
FNMA, 20 Year, Single Family
Pool # MA1446, 3.50%, 5/1/2033	421	424
Pool # MA1527, 3.00%, 8/1/2033	260	254
GNMA II, 30 Year, Single Family
Pool # MA5597, 5.00%, 11/20/2048(i)	3,080	3,222

TOTAL MORTGAGE-BACKED SECURITIES (Cost $12,500)		12,407

FOREIGN GOVERNMENT SECURITIES — 0.9%
Arab Republic of Egypt (Egypt) 5.88%, 6/11/2025(f)	200	182
Instituto Costarricense de Electricidad (Costa Rica) 6.95%, 11/10/2021(f)	200	194
Provincia de Buenos Aires (Argentina)
5.75%, 6/15/2019(f)	200	198
10.88%, 1/26/2021(f)	300	300
Republic of Belarus (Belarus) 6.88%, 2/28/2023(f)	200	201
Republic of El Salvador (El Salvador) 7.38%, 12/1/2019(f)	350	352
Republic of Iraq (Iraq) 6.75%, 3/9/2023(f)	200	192
Republic of Ukraine (Ukraine)
7.75%, 9/1/2019(f)	100	99
7.75%, 9/1/2020(f)	100	97
Ukreximbank Via Biz Finance plc (Ukraine) 9.63%, 4/27/2022(f)	150	146

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $2,070)		1,961

	Shares (000)
SHORT-TERM INVESTMENTS — 2.8%
INVESTMENT COMPANIES — 2.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.10%(j)(k) (Cost $5,258)	5,258	5,258

	Principal Amount ($000)
U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bills
2.48%, 5/9/2019(l)	295	292
2.67%, 11/7/2019(l)	700	683

TOTAL U.S. TREASURY OBLIGATIONS (Cost $974)		975

TOTAL SHORT-TERM INVESTMENTS (Cost $6,232)		6,233

Total Investments — 98.8% (Cost $223,139)		220,638
Other Assets Less Liabilities — 1.2%		2,702

Net Assets — 100.0%		223,340

Percentages indicated are based on net assets.

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

ABS	Asset-backed securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of November 30, 2018. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PT	Limited liability company
REMIC	Real Estate Mortgage Investment Conduit
USD	United States Dollar
(a)	Amount rounds to less than 0.1% of net assets.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2018.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2018.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of November 30, 2018.
(l)	The rate shown is the effective yield as of November 30, 2018.
‡	Value determined using significant unobservable inputs.

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Futures contracts outstanding as of November 30, 2018 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 10 Year Note	3	03/2019	USD	359	1
U.S. Treasury 10 Year Ultra Note	2	03/2019	USD	253	1
U.S. Treasury 2 Year Note	263	03/2019	USD	55,497	37
U.S. Treasury Ultra Bond	1	03/2019	USD	153	— (a)

					39

Short Contracts
U.S. Treasury 10 Year Note	(75)	03/2019	USD	(8,964)	(37)
U.S. Treasury 10 Year Ultra Note	(44)	03/2019	USD	(5,571)	(31)
U.S. Treasury 5 Year Note	(36)	03/2019	USD	(4,068)	(8)

					(76)

					(37)

Abbreviations

USD	United States Dollar
(a)	Amount rounds to less than one thousand.

Centrally Cleared Interest rate swap contracts outstanding as of November 30, 2018 (amounts in thousands):

Floating Rate Index(a)	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)	Value and Unrealized Appreciation (Depreciation) ($)
3 months LIBOR quarterly	3.07 semi-annually	Receive	12/31/2020	USD 12,961	—	(10)

					—	(10)

(a)	Value of floating rate index at November 30, 2018 was 2.74%.

Abbreviations

LIBOR	London Interbank Offered Rate
USD	United States Dollar

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$15,537	$3,433	$18,970
Collateralized Mortgage Obligations	—	24,356	—	24,356

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Commercial Mortgage-Backed Securities	$—	$15,413	$6,565		$21,978
Corporate Bonds
Oil, Gas & Consumable Fuels	—	4,428	165		4,593
Wireless Telecommunication Services	—	827	—	(a)	827
Other Corporate Bonds	—	60,768	—		60,768

Total Corporate Bonds	—	66,023	165		66,188

Foreign Government Securities	—	1,961	—		1,961
Mortgage-Backed Securities	—	12,407	—		12,407
U.S. Treasury Obligations	—	68,545	—		68,545
Short-Term Investments
Investment Companies	5,258	—	—		5,258
U.S. Treasury Obligations	—	975	—		975

Total Investments in Securities	$5,258	$205,217	$10,163		$220,638

Appreciation in Other Financial Instruments
Futures Contracts	$39	$—	$—		$39

Depreciation in Other Financial Instruments
Futures Contracts	$(76)	$—	$—		$(76)
Swaps	—	(10)	—		(10)

Total Depreciation in Other Financial Instruments	$(76)	$(10)	$—		$(86)

(a)	Value is zero.

Transfers from level 3 to level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine the price for the period ended November 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of February 28, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2018
Investments in Securities:
Asset-Backed Securities	$2,130	$—	$(18)	$(1)	$1,952	$(740)	$457	$(347)	$3,433
Commercial Mortgage-Backed Securities	3,833	13	(25)	(1)	5,434	(286)	—	(2,403)	6,565
Corporate Bonds — Oil, Gas & Consumable Fuels	—	—	(105)	— (a)	270	—	—	—	165
Corporate Bonds — Wireless Telecommunication Services	—	—	—	—	—	—	—	—	—	(b)

	$5,963	$13	$(148)	$(2)	$7,656	$(1,026)	$457	$(2,750)	$10,163

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value iz zero.

The change in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2018, which were valued using significant unobservable inputs (level 3), amounted to approximately $(146,000).

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at November 30, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$3,433	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (13.14%)
			Constan Default Rate	0.00% - 3.45% (1.62%)
			Yield (Discount Rate of Cash Flows)	3.58% - 4.63% (4.04%)

Asset-Backed Securities	3,433

	5,763	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.50% - 4.52% (5.21%)
Collateralized Mortgage Obligations	5,763

Total	$9,196

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At November 30, 2018, the value of these investments was approximately $967,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Derivatives — The Fund used derivative instruments including futures and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes (1) — (2) below describe the various derivatives used by the Fund, tailor lettering for notes used.

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(1). Futures Contracts — The Fund used treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in market value on open future contracts are recorded as changes in unrealized appreciation or depreciation. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Swaps — The Fund engaged in various swap transactions, including interest rate, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”), that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable Forward Foreign Currency Exchange Contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as Restricted cash. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management service to the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund may be required to post or receive collateral for OTC Swaps.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LONG POSITIONS — 100.0%
CORPORATE BONDS — 26.6%
Aerospace & Defense — 0.3%
Arconic, Inc. 5.90%, 2/1/2027	2,937	2,820
Bombardier, Inc. (Canada)
7.75%, 3/15/2020(a)	1,022	1,042
7.50%, 3/15/2025(a)	4,080	3,876
BWX Technologies, Inc. 5.38%, 7/15/2026(a)	570	553
KLX, Inc. 5.88%, 12/1/2022(a)	7,095	7,303
TransDigm UK Holdings plc 6.88%, 5/15/2026(a)	949	937
TransDigm, Inc. 6.50%, 5/15/2025	4,769	4,751
Triumph Group, Inc.
4.88%, 4/1/2021	1,866	1,731
7.75%, 8/15/2025	2,385	2,194
United Technologies Corp. (ICE LIBOR USD 3 Month + 0.65%), 3.28%, 8/16/2021(b)	10,260	10,266

		35,473

Air Freight & Logistics — 0.0%(c)
XPO Logistics, Inc.
6.50%, 6/15/2022(a)	2,876	2,927
6.13%, 9/1/2023(a)	1,970	1,982

		4,909

Airlines — 0.0%(c)
United Continental Holdings, Inc. 4.25%, 10/1/2022	1,427	1,407

Auto Components — 0.4%
Adient Global Holdings Ltd. 4.88%, 8/15/2026(a)	3,790	3,041
American Axle & Manufacturing, Inc.
6.63%, 10/15/2022	1,820	1,816
6.25%, 4/1/2025	6,582	6,121
6.25%, 3/15/2026	2,455	2,228
6.50%, 4/1/2027	2,170	1,969
Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026(a)	5,357	4,875
Dana, Inc. 6.00%, 9/15/2023	9,189	9,327
Delphi Technologies plc 5.00%, 10/1/2025(a)	6,156	5,333
Icahn Enterprises LP
6.00%, 8/1/2020	1,500	1,513
6.25%, 2/1/2022	1,405	1,428
6.38%, 12/15/2025	4,215	4,162
IHO Verwaltungs GmbH (Germany) 4.50% (cash), 9/15/2023(a)(d)	2,400	2,232
Tenneco, Inc. 5.38%, 12/15/2024	2,705	2,401

		46,446

Automobiles — 1.7%
BMW US Capital LLC (Germany)
(ICE LIBOR USD 3 Month + 0.50%), 3.12%, 8/13/2021(a)(b)	31,530	31,240
Daimler Finance North America LLC (Germany)
(ICE LIBOR USD 3 Month + 0.55%), 3.13%, 5/4/2021(a)(b)	58,500	58,363
(ICE LIBOR USD 3 Month + 0.67%), 3.25%, 11/5/2021(a)(b)	10,000	9,971
General Motors Co.
(ICE LIBOR USD 3 Month + 0.90%), 3.23%, 9/10/2021(b)	28,420	28,195
Hyundai Capital America
(ICE LIBOR USD 3 Month + 0.94%), 3.35%, 7/8/2021(a)(b)	31,340	31,395
Nissan Motor Acceptance Corp.
(ICE LIBOR USD 3 Month + 0.63%), 2.98%, 9/21/2021(a)(b)	19,750	19,638
Volkswagen Group of America Finance LLC (Germany)
(ICE LIBOR USD 3 Month + 0.77%), 3.39%, 11/13/2020(a)(b)	16,750	16,710
(ICE LIBOR USD 3 Month + 0.94%), 3.56%, 11/12/2021(a)(b)	23,950	23,811

		219,323

Banks — 4.6%
ABN AMRO Bank NV (Netherlands) (ICE LIBOR USD 3 Month + 0.57%), 3.26%, 8/27/2021(a)(b)	15,820	15,807
Australia & New Zealand Banking Group Ltd. (Australia)
(ICE LIBOR USD 3 Month + 0.46%), 3.10%, 5/17/2021(a)(b)	21,925	21,863
Bank of America Corp. (ICE LIBOR USD 3 Month + 0.65%), 3.02%, 6/25/2022(b)	58,830	58,465
Barclays plc (United Kingdom) (USD Swap Semi 5 Year + 6.71%), 8.25%, 12/15/2018(b)(e)(f)	2,000	2,002
(ICE LIBOR USD 3 Month + 2.11%), 4.73%, 8/10/2021(b)	50,595	52,188
(ICE LIBOR USD 3 Month + 1.43%), 4.05%, 2/15/2023(b)	15,950	15,632
Citibank NA
(ICE LIBOR USD 3 Month + 0.57%), 3.05%, 7/23/2021(b)	15,720	15,692

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LONG POSITIONS — continued
CORPORATE BONDS — continued
Banks — continued
Citigroup Inc.
Series N, (ICE LIBOR USD 3 Month + 4.09%), 5.80%, 11/15/2019(b)(e)(f)	1,980	1,995
Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020(b)(e)(f)	1,280	1,287
(ICE LIBOR USD 3 Month + 1.19%), 3.75%, 8/2/2021(b)	36,290	36,616
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025(b)(e)(f)	505	485
Credit Agricole Corporate & Investment Bank SA (France)
(ICE LIBOR USD 3 Month + 0.63%), 3.02%, 10/3/2021(b)	15,850	15,801
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.60%), 3.24%, 5/18/2021(b)	30,880	30,701
(ICE LIBOR USD 3 Month + 1.66%), 4.35%, 5/25/2021(b)	8,460	8,624
(ICE LIBOR USD 3 Month + 0.65%), 2.98%, 9/11/2021(b)	24,640	24,457
(ICE LIBOR USD 3 Month + 1.50%), 3.91%, 1/5/2022(b)	17,320	17,531
Industrial & Commercial Bank of China Ltd. (China)
(ICE LIBOR USD 3 Month + 0.75%), 3.40%, 2/21/2020(b)(g)	6,070	6,068
Lloyds Bank plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.49%), 3.08%, 5/7/2021(b)	20,380	20,252
Lloyds Banking Group plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.80%), 3.15%, 6/21/2021(b)	2,100	2,095
Mitsubishi UFJ Financial Group, Inc. (Japan)
(ICE LIBOR USD 3 Month + 0.65%), 3.16%, 7/26/2021(b)	31,420	31,468
Mizuho Financial Group, Inc. (Japan)
(ICE LIBOR USD 3 Month + 1.14%), 3.47%, 9/13/2021(b)	45,940	46,505
National Australia Bank Ltd. (Australia)
(ICE LIBOR USD 3 Month + 0.58%), 2.92%, 9/20/2021(a)(b)	17,260	17,251
(ICE LIBOR USD 3 Month + 0.71%), 2.62%, 11/4/2021(a)(b)	20,450	20,467
Santander UK plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.62%), 2.94%, 6/1/2021(b)	26,760	26,646
(ICE LIBOR USD 3 Month + 0.66%), 3.28%, 11/15/2021(b)	18,360	18,244
Standard Chartered plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.15%), 3.56%, 1/20/2023(a)(b)	7,850	7,791
Sumitomo Mitsui Financial Group, Inc. (Japan)
(ICE LIBOR USD 3 Month + 1.11%), 3.55%, 7/14/2021(b)	5,076	5,133
(ICE LIBOR USD 3 Month + 1.14%), 3.59%, 10/19/2021(b)	24,098	24,472
UBS Group Funding Switzerland AG (Switzerland)
(ICE LIBOR USD 3 Month + 1.78%), 4.22%, 4/14/2021(a)(b)	3,680	3,762
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 0.93%), 3.55%, 2/11/2022(b)	15,321	15,345
Wells Fargo Bank NA
(ICE LIBOR USD 3 Month + 0.50%), 2.98%, 7/23/2021(b)	39,660	39,422

		604,067

Building Products — 0.1%
American Woodmark Corp. 4.88%, 3/15/2026(a)	2,620	2,378
James Hardie International Finance DAC (Ireland) 4.75%, 1/15/2025(a)	1,025	948
JELD-WEN, Inc.
4.63%, 12/15/2025(a)	1,465	1,311
4.88%, 12/15/2027(a)	715	624
Standard Industries, Inc. 4.75%, 1/15/2028(a)	3,420	2,992
		8,253

Capital Markets — 1.3%
Deutsche Bank AG (Germany)
(ICE LIBOR USD 3 Month + 0.97%), 3.41%, 7/13/2020(b)	33,723	33,176
(ICE LIBOR USD 3 Month + 1.31%), 3.95%, 8/20/2020(b)	17,223	17,012
(ICE LIBOR USD 3 Month + 1.29%), 3.77%, 2/4/2021(b)	13,350	12,883
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.11%), 3.62%, 4/26/2022(b)	51,571	51,540
Macquarie Bank Ltd. (Australia)
(ICE LIBOR USD 3 Month + 1.12%), 3.63%, 7/29/2020(a)(b)	4,000	4,044
Morgan Stanley
(ICE LIBOR USD 3 Month + 1.18%), 3.65%, 1/20/2022(b)	46,825	46,971

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LONG POSITIONS — continued
CORPORATE BONDS — continued
Capital Markets — continued
MSCI, Inc. 5.38%, 5/15/2027(a)	1,680	1,665
TD Ameritrade Holding Corp.
(ICE LIBOR USD 3 Month + 0.43%), 2.97%, 11/1/2021(b)	7,980	7,978

		175,269

Chemicals — 0.5%
Chemours Co. (The) 6.63%, 5/15/2023	2,420	2,456
Cornerstone Chemical Co. 6.75%, 8/15/2024(a)	991	936
CVR Partners LP 9.25%, 6/15/2023(a)	7,965	8,366
DowDuPont, Inc.
(ICE LIBOR USD 3 Month + 0.71%), 3.42%, 11/15/2020(b)	16,020	16,026
FXI Holdings, Inc. 7.88%, 11/1/2024(a)	2,470	2,208
Gates Global LLC 6.00%, 7/15/2022(a)	2,544	2,531
GCP Applied Technologies, Inc. 5.50%, 4/15/2026(a)	1,970	1,886
Hexion, Inc. 6.63%, 4/15/2020	5,090	4,206
Huntsman International LLC 5.13%, 11/15/2022	4,602	4,685
INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024(a)	8,980	8,351
NOVA Chemicals Corp. (Canada)
4.88%, 6/1/2024(a)	2,640	2,455
5.25%, 6/1/2027(a)	2,105	1,929
Nufarm Australia Ltd. (Australia) 5.75%, 4/30/2026(a)	128	120
Rain CII Carbon LLC 7.25%, 4/1/2025(a)	5,670	5,245
Reichhold Industries, Inc. 11.03%, 5/1/2018‡(a)(h)	5,673	—	(i)
Scotts Miracle-Gro Co. (The) 6.00%, 10/15/2023	3,995	4,045
Starfruit Finco BV (Netherlands) 8.00%, 10/1/2026(a)	1,940	1,862
Trinseo Materials Operating SCA 5.38%, 9/1/2025(a)	2,095	1,849

		69,156

Commercial Services & Supplies — 0.4%
Aramark Services, Inc. 5.00%, 2/1/2028(a)	1,560	1,482
Clean Harbors, Inc. 5.13%, 6/1/2021	1,780	1,783
Garda World Security Corp. (Canada) 8.75%, 5/15/2025(a)	11,475	10,471
ILFC E-Capital Trust I
(USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.78%, 12/21/2065‡(a)(b)	21,560	18,181
Nielsen Finance LLC 4.50%, 10/1/2020	5,931	5,900
Prime Security Services Borrower LLC 9.25%, 5/15/2023(a)	9,039	9,581

		47,398

Communications Equipment — 0.1%
Avaya, Inc. 7.00%, 4/1/2019‡(h)	4,452	—	(i)
CommScope Technologies LLC 6.00%, 6/15/2025(a)	9,197	8,519
Goodman Networks, Inc. 8.00%, 5/11/2022‡	3,383	1,692

		10,211

Construction Materials — 0.1%
CEMEX Finance LLC (Mexico) 6.00%, 4/1/2024(a)	3,000	2,946
Cemex SAB de CV (Mexico)
6.13%, 5/5/2025(a)	1,299	1,250
7.75%, 4/16/2026(a)	1,308	1,369
US Concrete, Inc. 6.38%, 6/1/2024	2,708	2,566

		8,131

Consumer Finance — 1.4%
Ally Financial, Inc.
4.13%, 2/13/2022	6,550	6,452
4.63%, 5/19/2022	3,920	3,920
4.63%, 3/30/2025	4,451	4,373
5.75%, 11/20/2025	3,995	4,080
American Express Co.
(ICE LIBOR USD 3 Month + 0.53%), 3.17%, 5/17/2021(b)	24,720	24,687
(ICE LIBOR USD 3 Month + 0.60%), 3.20%, 11/5/2021(b)	20,040	20,008
Ford Motor Credit Co. LLC
(ICE LIBOR USD 3 Month + 0.79%), 3.12%, 6/12/2020(b)	7,850	7,798
(ICE LIBOR USD 3 Month + 0.81%), 3.22%, 4/5/2021(b)	23,155	22,694
(ICE LIBOR USD 3 Month + 0.88%), 3.31%, 10/12/2021(b)	41,890	41,067
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.85%), 3.26%, 4/9/2021(b)	26,100	25,923
(ICE LIBOR USD 3 Month + 1.10%), 3.69%, 11/6/2021(b)	12,550	12,488
Harley-Davidson Financial Services, Inc.
(ICE LIBOR USD 3 Month + 0.50%), 3.15%, 5/21/2020(a)(b)	3,853	3,856
(ICE LIBOR USD 3 Month + 0.94%), 3.66%, 3/2/2021(a)(b)	8,200	8,200
ILFC E-Capital Trust II

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LONG POSITIONS — continued
CORPORATE BONDS — continued
Consumer Finance — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%, 14.50% Cap), 5.03%, 12/21/2065‡(a)(b)	4,654	3,851

		189,397

Containers & Packaging — 0.3%
Ardagh Packaging Finance plc (Ireland)
7.25%, 5/15/2024(a)	6,535	6,600
6.00%, 2/15/2025(a)	4,205	3,916
Reynolds Group Issuer, Inc.
5.75%, 10/15/2020	19,515	19,491
6.88%, 2/15/2021(j)	1,767	1,776
7.00%, 7/15/2024(a)	5,501	5,487

		37,270

Distributors — 0.0%(c)
Core & Main LP 6.13%, 8/15/2025(a)	6,653	6,071

Diversified Consumer Services — 0.1%
Service Corp. International
5.38%, 5/15/2024	120	120
7.50%, 4/1/2027	8,100	8,809

		8,929

Diversified Financial Services — 0.4%
ACE Cash Express, Inc. 12.00%, 12/15/2022(a)	2,529	2,491
AIG Global Funding
(ICE LIBOR USD 3 Month + 0.46%), 2.83%, 6/25/2021(a)(b)	7,840	7,855
CNG Holdings, Inc. 9.38%, 5/15/2020(a)	11,976	11,137
Refinitiv US Holdings, Inc. 6.25%, 5/15/2026(a)	1,220	1,204
Synchrony Bank
(ICE LIBOR USD 3 Month + 0.63%), 3.01%, 3/30/2020(b)	31,000	30,930

		53,617

Diversified Telecommunication Services — 1.5%
Altice France SA (France)
6.25%, 5/15/2024(a)	2,666	2,576
7.38%, 5/1/2026(a)	760	729
8.13%, 2/1/2027(a)	3,409	3,341
CCO Holdings LLC
5.13%, 2/15/2023	3,575	3,548
5.88%, 4/1/2024(a)	25,940	26,167
5.38%, 5/1/2025(a)	810	796
5.75%, 2/15/2026(a)	9,220	9,220
5.50%, 5/1/2026(a)	11,815	11,505
5.13%, 5/1/2027(a)	11,505	10,901
5.00%, 2/1/2028(a)	385	358
CenturyLink, Inc.
Series W, 6.75%, 12/1/2023	2,765	2,772
Series Y, 7.50%, 4/1/2024	2,745	2,817
Cincinnati Bell, Inc. 7.00%, 7/15/2024(a)	4,996	4,381
Cogent Communications Finance, Inc. 5.63%, 4/15/2021(a)	8,651	8,673
Consolidated Communications, Inc. 6.50%, 10/1/2022	979	913
DKT Finance ApS (Denmark) 9.38%, 6/17/2023(a)	1,340	1,394
Embarq Corp. 8.00%, 6/1/2036	12,413	11,653
Frontier Communications Corp.
10.50%, 9/15/2022	2,129	1,703
6.88%, 1/15/2025	3,560	1,931
11.00%, 9/15/2025	8,046	5,672
8.50%, 4/1/2026(a)	6,465	5,868
Intelsat Jackson Holdings SA (Luxembourg)
5.50%, 8/1/2023	14,248	12,574
8.00%, 2/15/2024(a)	1,562	1,634
8.50%, 10/15/2024(a)	12,350	12,228
9.75%, 7/15/2025(a)	7,170	7,403
Intelsat Luxembourg SA (Luxembourg)
7.75%, 6/1/2021	280	264
8.13%, 6/1/2023	1,698	1,401
Level 3 Financing, Inc.
5.63%, 2/1/2023	5,568	5,565
5.38%, 1/15/2024	4,444	4,362
5.38%, 5/1/2025	2,015	1,962
Qwest Capital Funding, Inc. 7.75%, 2/15/2031	2,987	2,546
Sprint Capital Corp. 8.75%, 3/15/2032	13,195	14,333
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	1,740	1,549
7.20%, 7/18/2036	1,185	1,127
Telecom Italia SpA (Italy) 5.30%, 5/30/2024(a)	1,740	1,633
Virgin Media Secured Finance plc (United Kingdom) 5.25%, 1/15/2026(a)	705	660
Windstream Services LLC 9.00%, 6/30/2025(a)	24,089	17,585

		203,744

Electric Utilities — 0.5%
Mississippi Power Co.
(ICE LIBOR USD 3 Month + 0.65%), 3.03%, 3/27/2020(b)	2,450	2,450
NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 0.55%), 3.26%, 8/28/2021(b)	27,650	27,668
NextEra Energy Operating Partners LP
4.25%, 9/15/2024(a)	1,187	1,119
4.50%, 9/15/2027(a)	807	740
Southern Co. (The)

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LONG POSITIONS — continued
CORPORATE BONDS — continued
Electric Utilites — continued
(iCE LIBOR USD 3 Month + 0.49%), 3.10%, 2/14/2020(a)(b)	31,590	31,442
Texas Competitive Electric Holdings Co. LLC
8.50%, 5/1/2020‡(h)	62,006	124
11.50%, 10/1/2020‡	5,000	20

		63,563

Electrical Equipment — 0.1%
Energizer Gamma Acquisition, Inc. 6.38%, 7/15/2026(a)	390	367
Vertiv Group Corp. 9.25%, 10/15/2024(a)	8,645	8,429

		8,796

Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA (Switzerland)
(ICE LIBOR USD 3 Month + 0.45%), 3.19%, 6/5/2020(b)	8,020	8,017

Energy Equipment & Services — 0.3%
Calfrac Holdings LP (Canada) 8.50%, 6/15/2026(a)	1,785	1,482
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	666	594
Ensco plc
5.20%, 3/15/2025	848	635
5.75%, 10/1/2044	116	71
KCA Deutag UK Finance plc (United Kingdom)
9.88%, 4/1/2022(a)	1,894	1,553
9.63%, 4/1/2023(a)	317	251
Nabors Industries, Inc.
5.50%, 1/15/2023	3,665	3,225
5.75%, 2/1/2025	3,315	2,704
Noble Holding International Ltd. 7.88%, 2/1/2026(a)	1,472	1,373
Rowan Cos., Inc. 4.88%, 6/1/2022	2,241	2,017
SESI LLC 7.13%, 12/15/2021	2,638	2,493
Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025(a)	3,388	3,193
Telford Offshore Ltd. (United Arab Emirates)
Series B, 14.00% (Blend (cash 1.00% + PIK 13.00%)), 2/12/2024‡(d)	3,865	1,906
Transocean Guardian Ltd. 5.88%, 1/15/2024(a)	1,583	1,543
Transocean Pontus Ltd. 6.13%, 8/1/2025(a)	906	883
Transocean Proteus Ltd. 6.25%, 12/1/2024(a)	4,000	3,920
Transocean, Inc.
9.00%, 7/15/2023(a)	1,423	1,454
7.25%, 11/1/2025(a)	1,655	1,531
7.50%, 1/15/2026(a)	2,283	2,123
6.80%, 3/15/2038	3,569	2,552
9.35%, 12/15/2041(j)	1,413	1,272
Weatherford International Ltd.
4.50%, 4/15/2022	1,237	816
9.88%, 2/15/2024	1,525	1,022
6.50%, 8/1/2036	3,005	1,683

		40,296

Entertainment — 0.1%
AMC Entertainment Holdings, Inc.
5.75%, 6/15/2025	2,170	1,964
5.88%, 11/15/2026	169	150
Cinemark USA, Inc. 4.88%, 6/1/2023	3,525	3,428
Live Nation Entertainment, Inc. 4.88%, 11/1/2024‡(a)	1,000	968
Netflix, Inc. 5.88%, 11/15/2028(a)	3,668	3,631
Viacom, Inc.
(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057(b)	826	794
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057(b)	474	454

		11,389

Equity Real Estate Investment Trusts (REITs) — 0.4%
CoreCivic, Inc. 4.63%, 5/1/2023	3,980	3,686
Equinix, Inc. 5.75%, 1/1/2025	790	804
GEO Group, Inc. (The)
5.88%, 1/15/2022	5,270	5,169
5.13%, 4/1/2023	305	275
5.88%, 10/15/2024	3,880	3,492
6.00%, 4/15/2026	500	444
GLP Capital LP
5.25%, 6/1/2025	3,120	3,100
5.75%, 6/1/2028	3,120	3,112
Iron Mountain, Inc. 6.00%, 8/15/2023	3,065	3,130
MGM Growth Properties Operating Partnership LP 5.63%, 5/1/2024	2,085	2,106
RHP Hotel Properties LP 5.00%, 4/15/2023	3,350	3,308
Sabra Health Care LP 5.13%, 8/15/2026	2,960	2,810
SBA Communications Corp.
4.00%, 10/1/2022	237	229
4.88%, 9/1/2024	2,905	2,825
Uniti Group LP
6.00%, 4/15/2023(a)	2,200	2,096
8.25%, 10/15/2023	2,830	2,621
7.13%, 12/15/2024(a)	1,675	1,482

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LONG POSITIONS — continued
CORPORATE BONDS — continued
Equity Real Estate Investment Trusts (REITs) — continued
VICI Properties 1 LLC 8.00%, 10/15/2023	6,302	6,853

		47,542

Food & Staples Retailing — 0.2%
Albertsons Cos. LLC
6.63%, 6/15/2024	8,553	8,243
5.75%, 3/15/2025	2,257	2,015
New Albertsons LP
7.75%, 6/15/2026	940	827
8.70%, 5/1/2030	5,840	5,110
Rite Aid Corp. 6.13%, 4/1/2023(a)	7,034	6,049

		22,244

Food Products — 0.9%
B&G Foods, Inc. 5.25%, 4/1/2025	2,181	2,061
Campbell Soup Co.
(ICE LIBOR USD 3 Month + 0.50%), 2.83%, 3/16/2020(b)	19,817	19,754
(ICE LIBOR USD 3 Month + 0.63%), 2.96%, 3/15/2021(b)	28,120	27,895
Conagra Brands, Inc.
(ICE LIBOR USD 3 Month + 0.75%), 3.22%, 10/22/2020(b)	2,390	2,385
Dean Foods Co. 6.50%, 3/15/2023(a)	1,356	1,190
General Mills, Inc.
(ICE LIBOR USD 3 Month + 0.54%), 2.98%, 4/16/2021(b)	30,592	30,459
JBS USA LUX SA
5.88%, 7/15/2024(a)	8,000	7,862
6.75%, 2/15/2028(a)	2,685	2,584
Kraft Heinz Foods Co.
(ICE LIBOR USD 3 Month + 0.57%), 3.19%, 2/10/2021(b)	11,870	11,832
Pilgrim’s Pride Corp. 5.75%, 3/15/2025(a)	397	386
Post Holdings, Inc.
5.50%, 3/1/2025(a)	1,255	1,197
5.00%, 8/15/2026(a)	5,102	4,681
5.75%, 3/1/2027(a)	1,015	952
5.63%, 1/15/2028(a)	1,400	1,298
TreeHouse Foods, Inc. 6.00%, 2/15/2024(a)	2,615	2,586

		117,122

Gas Utilities — 0.0%(c)
AmeriGas Partners LP 5.50%, 5/20/2025	3,700	3,427

Health Care Equipment & Supplies — 0.2%
DJO Finance LLC 8.13%, 6/15/2021(a)	8,605	8,917
Hologic, Inc. 4.38%, 10/15/2025(a)	1,570	1,492
Kinetic Concepts, Inc. 7.88%, 2/15/2021(a)	3,720	3,785
Mallinckrodt International Finance SA
4.88%, 4/15/2020(a)	4,645	4,585
5.75%, 8/1/2022(a)	1,808	1,645
5.63%, 10/15/2023(a)	1,565	1,344
5.50%, 4/15/2025(a)	9,780	7,787

		29,555

Health Care Providers & Services — 1.5%
21st Century Oncology, Inc.
Series AI, + 0.00%), 12.00% (PIK), 4/30/2023‡(b)(d)	3,942	3,486
Air Medical Group Holdings, Inc. 6.38%, 5/15/2023(a)	7,708	6,398
Community Health Systems, Inc.
5.13%, 8/1/2021	2,002	1,896
6.88%, 2/1/2022	3,855	1,909
6.25%, 3/31/2023	1,083	1,004
8.63%, 1/15/2024(a)	2,365	2,403
8.13%, 6/30/2024(a)	4,831	3,684
DaVita, Inc.
5.13%, 7/15/2024	2,000	1,925
5.00%, 5/1/2025	4,820	4,531
Encompass Health Corp.
5.75%, 11/1/2024	3,980	3,985
5.75%, 9/15/2025	1,695	1,680
Envision Healthcare Corp.
8.75%, 10/15/2026(a)	4,800	4,500
Halfmoon Parent, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 2.98%, 9/17/2021(a)(b)	42,230	41,916
HCA, Inc.
7.50%, 2/15/2022	7,406	7,999
5.38%, 2/1/2025	36,675	36,904
5.88%, 2/15/2026	22,340	23,010
5.25%, 6/15/2026	325	327
5.63%, 9/1/2028	2,700	2,656
Syneos Health, Inc.
7.50%, 10/1/2024(a)	2,250	2,362
Tenet Healthcare Corp.
6.75%, 2/1/2020	1,000	1,023
4.75%, 6/1/2020	1,850	1,845
6.00%, 10/1/2020	7,110	7,252
4.50%, 4/1/2021	1,525	1,510
7.50%, 1/1/2022(a)	2,080	2,158
8.13%, 4/1/2022	8,957	9,282
6.75%, 6/15/2023	13,380	13,213
4.63%, 7/15/2024	1,250	1,199
7.00%, 8/1/2025	1,520	1,482

		191,539

Health Care Technology — 0.0%(c)
IQVIA, Inc. 5.00%, 10/15/2026(a)	915	881

Hotels, Restaurants & Leisure — 0.9%
Boyd Gaming Corp. 6.88%, 5/15/2023	1,932	2,004

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LONG POSITIONS — continued
CORPORATE BONDS — continued
Hotels, Restaurants & Leisure — continued
Boyne USA, Inc. 7.25%, 5/1/2025(a)	915	952
Chukchansi Economic Development Authority 9.75%, 5/30/2020(a)(h)	11,740	6,809
Constellation Merger Sub, Inc. 8.50%, 9/15/2025(a)	3,340	3,165
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023(a)	3,199	3,231
Enterprise Development Authority (The) 12.00%, 7/15/2024(a)	4,485	4,283
Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024(a)	1,689	1,757
Golden Nugget, Inc. 6.75%, 10/15/2024(a)	1,933	1,894
Hilton Domestic Operating Co., Inc.
4.25%, 9/1/2024	305	291
5.13%, 5/1/2026(a)	4,827	4,730
Hilton Worldwide Finance LLC
4.63%, 4/1/2025	2,275	2,196
4.88%, 4/1/2027	1,140	1,087
International Game Technology plc
6.50%, 2/15/2025(a)	1,800	1,837
6.25%, 1/15/2027(a)	1,938	1,939
Jack Ohio Finance LLC 6.75%, 11/15/2021(a)	4,950	5,074
LTF Merger Sub, Inc. 8.50%, 6/15/2023(a)	6,220	6,375
Marriott International, Inc. Series Y, (ICE LIBOR USD 3 Month + 0.60%), 3.27%, 12/1/2020(b)	16,020	16,017
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026(a)	3,725	3,716
Merlin Entertainments plc (United Kingdom) 5.75%, 6/15/2026(a)	1,305	1,294
MGM Resorts International
7.75%, 3/15/2022	3,237	3,480
6.00%, 3/15/2023	7,875	8,003
5.75%, 6/15/2025	5,800	5,706
4.63%, 9/1/2026	1,509	1,371
Sabre GLBL, Inc.
5.38%, 4/15/2023(a)	4,025	4,005
5.25%, 11/15/2023‡(a)	3,285	3,260
Scientific Games International, Inc. 10.00%, 12/1/2022	10,500	10,899
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021(a)	7,660	7,693
Stars Group Holdings BV (Canada) 7.00%, 7/15/2026(a)	3,386	3,373
Wynn Las Vegas LLC 5.50%, 3/1/2025(a)	5,510	5,248

		121,689

Household Durables — 0.1%
Tempur Sealy International, Inc.
5.63%, 10/15/2023	4,315	4,240
5.50%, 6/15/2026	4,555	4,293

		8,533

Household Products — 0.1%
Central Garden & Pet Co.
6.13%, 11/15/2023	2,625	2,666
5.13%, 2/1/2028	1,735	1,570
Energizer Holdings, Inc. 5.50%, 6/15/2025(a)	5,885	5,403
Kronos Acquisition Holdings, Inc. (Canada) 9.00%, 8/15/2023(a)	1,545	1,329
Spectrum Brands Holdings, Inc. 7.75%, 1/15/2022	8,603	8,775

		19,743

Independent Power and Renewable Electricity Producers — 0.0%(c)
Calpine Corp. 5.25%, 6/1/2026(a)	3,796	3,530
Vistra Energy Corp. 7.38%, 11/1/2022	1,165	1,209

		4,739

Insurance — 0.2%
AIA Group Ltd. (Hong Kong)
(ICE LIBOR USD 3 Month + 0.52%), 2.86%, 9/20/2021(a)(b)	15,830	15,839
AmWINS Group, Inc. 7.75%, 7/1/2026(a)	1,444	1,437
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025(a)	975	955
Protective Life Global Funding
(ICE LIBOR USD 3 Month + 0.52%), 2.91%, 6/28/2021(a)(b)	11,740	11,743

		29,974

Interactive Media & Services — 0.0%(c)
Rackspace Hosting, Inc. 8.63%, 11/15/2024(a)	1,068	905

IT Services — 0.5%
Alliance Data Systems Corp. 5.38%, 8/1/2022(a)	1,534	1,526
First Data Corp.
5.38%, 8/15/2023(a)	11,654	11,727
5.75%, 1/15/2024(a)	19,782	19,856
GCI LLC
6.75%, 6/1/2021	17,843	17,843
6.88%, 4/15/2025	600	599
Zayo Group LLC
6.00%, 4/1/2023	8,875	8,831
6.38%, 5/15/2025	5,210	5,112
5.75%, 1/15/2027(a)	6,600	6,303

		71,797

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LONG POSITIONS — continued
CORPORATE BONDS — continued
Leisure Products — 0.1%
Mattel, Inc.
3.15%, 3/15/2023	775	659
6.75%, 12/31/2025(a)	10,254	9,664
Vista Outdoor, Inc. 5.88%, 10/1/2023	8,909	8,441

		18,764

Machinery — 0.1%
Hillman Group, Inc. (The) 6.38%, 7/15/2022(a)	3,680	3,128
Novelis Corp.
6.25%, 8/15/2024(a)	2,155	2,134
5.88%, 9/30/2026(a)	2,770	2,583
RBS Global, Inc. 4.88%, 12/15/2025(a)	1,050	996
Terex Corp. 5.63%, 2/1/2025(a)	2,195	2,020
Welbilt, Inc. 9.50%, 2/15/2024	2,480	2,663

		13,524

Media — 2.1%
Altice Financing SA (Luxembourg)
6.63%, 2/15/2023(a)	495	489
7.50%, 5/15/2026(a)	14,186	13,335
Altice Luxembourg SA (Luxembourg)
7.75%, 5/15/2022(a)	10,303	9,814
7.63%, 2/15/2025(a)	2,008	1,626
AMC Networks, Inc. 5.00%, 4/1/2024	1,517	1,458
CBS Radio, Inc. 7.25%, 11/1/2024(a)	1,580	1,513
Charter Communications Operating LLC
(ICE LIBOR USD 3 Month + 1.65%), 4.19%, 2/1/2024(b)	3,825	3,828
Clear Channel Worldwide Holdings, Inc.
Series A, 7.63%, 3/15/2020	1,185	1,182
Series B, 7.63%, 3/15/2020	24,777	24,746
Series A, 6.50%, 11/15/2022	11,360	11,466
Series B, 6.50%, 11/15/2022	29,718	30,173
Comcast Corp.
(ICE LIBOR USD 3 Month + 0.44%), 2.85%, 10/1/2021(b)	7,940	7,940
CSC Holdings LLC
10.13%, 1/15/2023(a)	3,756	4,066
6.63%, 10/15/2025(a)	2,475	2,574
10.88%, 10/15/2025(a)	28,110	32,397
DISH DBS Corp.
6.75%, 6/1/2021	3,975	4,040
5.88%, 7/15/2022	6,324	6,031
5.00%, 3/15/2023	7,270	6,361
5.88%, 11/15/2024	32,558	27,756
7.75%, 7/1/2026	18,320	16,248
Gray Escrow, Inc. 7.00%, 5/15/2027(a)	726	737
iHeartCommunications, Inc.
9.00%, 3/1/2021(h)	950	669
10.63%, 3/15/2023(h)	3,855	2,718
Meredith Corp. 6.88%, 2/1/2026(a)	2,795	2,858
Nexstar Broadcasting, Inc.
6.13%, 2/15/2022(a)	2,940	2,976
5.88%, 11/15/2022	5,081	5,132
Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	5,125	5,233
Sinclair Television Group, Inc.
6.13%, 10/1/2022	6,225	6,311
5.13%, 2/15/2027(a)	1,295	1,152
Sirius XM Radio, Inc.
6.00%, 7/15/2024(a)	18,480	18,919
5.38%, 4/15/2025(a)	5,831	5,743
5.38%, 7/15/2026(a)	495	482
TEGNA, Inc. 6.38%, 10/15/2023	2,620	2,679
Unitymedia GmbH (Germany) 6.13%, 1/15/2025(a)	1,401	1,429
UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025(a)	2,440	2,341
Videotron Ltd. (Canada)
5.38%, 6/15/2024(a)	6,285	6,269
5.13%, 4/15/2027(a)	235	223

		272,914

Metals & Mining — 0.4%
AK Steel Corp. 7.50%, 7/15/2023	4,855	4,891
Alcoa Nederland Holding BV
6.75%, 9/30/2024(a)	7,986	8,245
6.13%, 5/15/2028(a)	610	595
ArcelorMittal (Luxembourg) 6.25%, 2/25/2022(j)	11,165	11,761
Constellium NV
5.75%, 5/15/2024(a)	1,080	1,010
6.63%, 3/1/2025(a)	330	316
Freeport-McMoRan, Inc.
3.55%, 3/1/2022	500	476
3.88%, 3/15/2023	2,205	2,053
4.55%, 11/14/2024	1,920	1,783
5.40%, 11/14/2034	631	532
5.45%, 3/15/2043	12,149	9,932
Hecla Mining Co. 6.88%, 5/1/2021	10,635	10,582
Noranda Aluminum Acquisition Corp. 11.00%, 6/1/2019‡(h)	2,180	—	(i)
Zekelman Industries, Inc. 9.88%, 6/15/2023(a)	4,863	5,167

		57,343

Multiline Retail — 0.1%
JC Penney Corp., Inc. 6.38%, 10/15/2036	3,800	1,368

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LONG POSITIONS — continued
CORPORATE BONDS — continued
Multiline Retail — continued
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/2021(a)	7,304	3,542
8.75% (cash), 10/15/2021(a)(d)	9,140	4,457

		9,367

Multi-Utilities — 0.2%
Sempra Energy
(ICE LIBOR USD 3 Month + 0.50%), 2.94%, 1/15/2021(b)	3,073	3,048
(ICE LIBOR USD 3 Month + 0.45%), 2.78%, 3/15/2021(b)	29,380	29,265

		32,313

Oil, Gas & Consumable Fuels — 1.3%
Andeavor Logistics LP
6.25%, 10/15/2022	2,472	2,534
6.38%, 5/1/2024	440	460
Antero Midstream Partners LP 5.38%, 9/15/2024	2,555	2,492
Antero Resources Corp.
5.13%, 12/1/2022	4,915	4,816
5.63%, 6/1/2023	35	35
Athabasca Oil Corp. (Canada) 9.88%, 2/24/2022(a)	137	121
Baytex Energy Corp. (Canada) 5.63%, 6/1/2024(a)	1,118	962
Blue Racer Midstream LLC 6.13%, 11/15/2022(a)	5,185	5,133
Buckeye Partners LP
(ICE LIBOR USD 3 Month + 4.02%), 6.38%, 1/22/2078(b)	725	628
California Resources Corp. 8.00%, 12/15/2022(a)	2,078	1,579
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	4,199	4,000
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	4,150	4,275
5.13%, 6/30/2027	570	552
Chesapeake Energy Corp.
8.00%, 1/15/2025	5,875	5,655
8.00%, 6/15/2027	2,290	2,175
CITGO Petroleum Corp. 6.25%, 8/15/2022(a)	1,615	1,601
Covey Park Energy LLC 7.50%, 5/15/2025(a)	2,285	2,148
Crestwood Midstream Partners LP 6.25%, 4/1/2023(j)	4,290	4,258
DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.37%, 12/15/2022(b)(e)(f)	1,545	1,423
Denbury Resources, Inc. 9.25%, 3/31/2022(a)	2,626	2,619
Diamondback Energy, Inc.
4.75%, 11/1/2024(a)	4,029	3,908
5.38%, 5/31/2025	110	109
EnLink Midstream Partners LP
Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022(b)(e)(f)	1,490	1,192
4.40%, 4/1/2024	1,995	1,904
4.85%, 7/15/2026	1,040	951
EP Energy LLC
9.38%, 5/1/2024(a)	13,097	7,203
8.00%, 11/29/2024(a)	6,080	5,290
8.00%, 2/15/2025(a)	4,004	2,002
7.75%, 5/15/2026(a)	11,730	11,290
Gulfport Energy Corp.
6.00%, 10/15/2024	3,647	3,337
6.38%, 5/15/2025	310	281
Halcon Resources Corp. 6.75%, 2/15/2025	3,160	2,425
Hilcorp Energy I LP 5.00%, 12/1/2024(a)	1,057	959
Jagged Peak Energy LLC 5.88%, 5/1/2026(a)	265	252
Kinder Morgan, Inc. 3.05%, 12/1/2019	1,458	1,447
MEG Energy Corp. (Canada)
6.38%, 1/30/2023(a)	2,556	2,384
7.00%, 3/31/2024(a)	7,446	6,971
6.50%, 1/15/2025(a)	3,854	3,931
MPLX LP 5.50%, 2/15/2023	3,985	4,059
Oasis Petroleum, Inc.
6.88%, 1/15/2023	5,493	5,411
6.25%, 5/1/2026(a)	1,680	1,554
Parsley Energy LLC
5.25%, 8/15/2025(a)	1,700	1,607
5.63%, 10/15/2027(a)	2,220	2,109
PBF Holding Co. LLC 7.00%, 11/15/2023	2,051	2,051
Penn Virginia Corp.
7.25%, 4/15/2019‡(h)	4,881	17
8.50%, 5/1/2020‡(h)	9,129	32
Range Resources Corp.
5.00%, 8/15/2022	925	876
5.00%, 3/15/2023	975	920
4.88%, 5/15/2025	1,230	1,119
Sanchez Energy Corp. 6.13%, 1/15/2023	2,980	745
SM Energy Co.
6.13%, 11/15/2022	1,069	1,053
5.00%, 1/15/2024	2,000	1,858
5.63%, 6/1/2025	2,535	2,332
Southwestern Energy Co.
4.10%, 3/15/2022	1,085	1,044
6.20%, 1/23/2025(j)	3,450	3,308
7.50%, 4/1/2026	1,463	1,474
Summit Midstream Holdings LLC 5.75%, 4/15/2025	2,835	2,679
Sunoco LP
4.88%, 1/15/2023(a)	690	673

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LONG POSITIONS — continued
CORPORATE BONDS — continued
Oil, Gas & Consumable Fuels — continued
5.50%, 2/15/2026(a)	965	919
Targa Resources Partners LP
6.75%, 3/15/2024	6,405	6,653
5.88%, 4/15/2026(a)	710	707
Tullow Oil plc (Ghana) 7.00%, 3/1/2025(a)	1,390	1,272
Ultra Resources, Inc. 6.88%, 4/15/2022‡(a)	4,435	2,705
W&T Offshore, Inc. 9.75%, 11/1/2023(a)	1,695	1,521
Whiting Petroleum Corp.
5.75%, 3/15/2021	2,740	2,706
6.25%, 4/1/2023	60	59
6.63%, 1/15/2026	740	712
WildHorse Resource Development Corp. 6.88%, 2/1/2025	2,990	2,915
Williams Cos., Inc. (The) 7.88%, 9/1/2021	3,520	3,838
WPX Energy, Inc.
6.00%, 1/15/2022	264	265
8.25%, 8/1/2023	3,190	3,485
5.25%, 9/15/2024	360	342

		166,322

Personal Products — 0.1%
Coty, Inc. 6.50%, 4/15/2026(a)	4,990	4,392
High Ridge Brands Co. 8.88%, 3/15/2025(a)	3,888	1,730
Prestige Brands, Inc. 6.38%, 3/1/2024(a)	2,225	2,204

		8,326

Pharmaceuticals — 0.8%
Bausch Health Cos., Inc.
5.88%, 5/15/2023(a)	34,998	33,992
7.00%, 3/15/2024(a)	16,596	17,363
6.13%, 4/15/2025(a)	19,843	18,627
9.00%, 12/15/2025(a)	6,219	6,561
Bayer US Finance II LLC (Germany)
(ICE LIBOR USD 3 Month + 0.63%), 3.00%, 6/25/2021(a)(b)	7,780	7,733
Concordia International Corp. (Canada) 8.00%, 9/6/2024	1,573	1,514
Endo Dac
6.00%, 7/15/2023(a)	6,715	5,574
5.88%, 10/15/2024(a)	1,345	1,336
Endo Finance LLC
5.75%, 1/15/2022(a)	7,616	6,778
5.38%, 1/15/2023(a)(j)	2,204	1,813
Valeant Pharmaceuticals International, Inc.
8.50%, 1/31/2027(a)	1,338	1,385
Zoetis, Inc.
(ICE LIBOR USD 3 Month + 0.44%), 3.08%, 8/20/2021(b)	5,500	5,469

		108,145

Real Estate Management & Development — 0.0%(c)
Kennedy-Wilson, Inc. 5.88%, 4/1/2024	1,000	949

Road & Rail — 0.3%
Avis Budget Car Rental LLC 6.38%, 4/1/2024(a)	8,155	7,958
Herc Rentals, Inc.
7.50%, 6/1/2022(a)	1,865	1,953
7.75%, 6/1/2024(a)	3,062	3,236
Hertz Corp. (The)
7.38%, 1/15/2021	2,025	2,003
7.63%, 6/1/2022(a)	10,101	9,949
6.25%, 10/15/2022	1,585	1,391
5.50%, 10/15/2024(a)	10,588	8,391
Park Aerospace Holdings Ltd. (Ireland) 4.50%, 3/15/2023(a)	4,469	4,346

		39,227

Semiconductors & Semiconductor Equipment — 0.2%
Amkor Technology, Inc. 6.38%, 10/1/2022	9,862	9,911
Entegris, Inc. 4.63%, 2/10/2026(a)	2,700	2,498
MagnaChip Semiconductor Corp. (South Korea) 6.63%, 7/15/2021(j)	4,462	4,217
NXP BV (Netherlands) 4.63%, 6/1/2023(a)	708	694
Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026(a)	7,310	7,443

		24,763

Software — 0.3%
Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024(a)	3,320	3,586
Infor Software Parent LLC 7.13% (cash), 5/1/2021(a)(d)	4,773	4,761
Infor US, Inc. 6.50%, 5/15/2022	24,620	24,497
Informatica LLC 7.13%, 7/15/2023(a)	4,465	4,487

		37,331

Specialty Retail — 0.1%
L Brands, Inc. 6.75%, 7/1/2036	2,155	1,794
PetSmart, Inc.
7.13%, 3/15/2023(a)	7,706	5,163
5.88%, 6/1/2025(a)	3,205	2,452
8.88%, 6/1/2025(a)	3,663	2,482
Staples, Inc. 8.50%, 9/15/2025(a)	7,797	6,900

		18,791

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LONG POSITIONS — continued
CORPORATE BONDS — continued
Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC 5.88%, 6/15/2021(a)	2,270	2,302
Diebold Nixdorf, Inc. 8.50%, 4/15/2024	3,230	1,995
Hewlett Packard Enterprise Co.
(ICE LIBOR USD 3 Month + 0.72%), 3.06%, 10/5/2021(b)	16,289	16,190

		20,487

Thrifts & Mortgage Finance — 0.1%
Nationstar Mortgage Holdings, Inc. 8.13%, 7/15/2023(a)	1,571	1,587
Nationstar Mortgage LLC 6.50%, 7/1/2021	7,522	7,512

		9,099

Trading Companies & Distributors — 0.1%
Aviation Capital Group LLC
(ICE LIBOR USD 3 Month + 0.95%), 3.67%, 6/1/2021(a)(b)	8,020	8,022
United Rentals North America, Inc.
5.88%, 9/15/2026	3,835	3,725
6.50%, 12/15/2026	2,850	2,860
5.50%, 5/15/2027	2,275	2,147
4.88%, 1/15/2028	865	780

		17,534

Wireless Telecommunication Services — 0.8%
Intelsat Connect Finance SA (Luxembourg) 9.50%, 2/15/2023(a)	2,746	2,568
Sprint Communications, Inc. 11.50%, 11/15/2021	7,576	8,754
Sprint Corp.
7.88%, 9/15/2023	20,175	21,184
7.13%, 6/15/2024	1,335	1,355
7.63%, 2/15/2025	33,995	34,972
7.63%, 3/1/2026	1,012	1,037
Syniverse Holdings, Inc. 9.13%, 1/15/2019	233	231
T-Mobile USA, Inc.
6.50%, 1/15/2024	3,170	1,633
6.38%, 3/1/2025	29,775	14,212
6.50%, 1/15/2026	12,520	7,615
4.75%, 2/1/2028	7,823	5,939
United States Cellular Corp. 6.70%, 12/15/2033	3,715	3,724
Wind Tre SpA (Italy) 5.00%, 1/20/2026(a)	4,455	3,685

		106,909

TOTAL CORPORATE BONDS (Cost $3,561,831)		3,492,930

U.S. GOVERNMENT AGENCY SECURITIES — 15.4%
FHLB
DN, 2.20%, 12/11/2018(k)	300,000	299,849
DN, 2.13%, 12/12/2018	185,000	184,895
DN, 2.20%, 12/17/2018(k)	677,126	676,528
DN, 2.20%, 12/18/2018	280,000	279,735
DN, 2.20%, 12/21/2018(k)	585,000	584,336

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $2,025,154)		2,025,343

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.4%
Adjustable Rate Mortgage Trust
Series 2005-5, Class 5A1, 4.38%, 9/25/2035(l)	4,779	4,278
Series 2005-10, Class 1A21, 4.31%, 1/25/2036(l)	1,268	1,172
Alternative Loan Trust
Series 2004-5CB, Class 2A1, 5.00%, 5/25/2019	108	109
Series 2005-20CB, Class 4A1, 5.25%, 7/25/2020	673	664
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	359	358
Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	695	686
Series 2006-J3, Class 2A1, 4.75%, 12/25/2020	161	140
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	1,254	1,206
Series 2005-J3, Class 3A1, 6.50%, 9/25/2034	118	115
Series 2006-J2, Class A1, 2.81%, 4/25/2036(l)	3,968	2,410
Series 2006-24CB, Class A1, 6.00%, 8/1/2036	1,435	1,216
Series 2006-24CB, Class A23, 6.00%, 8/1/2036	2,586	2,191
Series 2006-25CB, Class A9, 6.00%, 10/25/2036	3,627	3,098
Series 2006-28CB, Class A17, 6.00%, 10/25/2036	631	499
Series 2006-31CB, Class A3, 6.00%, 11/25/2036	2,215	1,871
Series 2006-41CB, Class 2A17, 6.00%, 1/25/2037	501	424
Series 2007-5CB, Class 1A31, 5.50%, 4/25/2037	729	581
American Home Mortgage Assets Trust
Series 2006-2, Class 2A1, 2.50%, 9/25/2046(l)	1,673	1,571

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Angel Oak Mortgage Trust I LLC
Series 2018-1, Class A2, 3.31%, 4/27/2048(a)(l)	10,225	10,167
Series 2018-2, Class A2, 3.78%, 7/27/2048(a)(l)	5,823	5,812
Antler Mortgage Trust
Series 2018-RTL1, Class A1, 4.34%, 7/25/2022(a)	9,177	9,166
Arroyo Mortgage Trust
Series 2018-1, Class A1, 3.76%, 4/25/2048(a)(l)	34,717	34,565
Banc of America Alternative Loan Trust
Series 2006-4, Class 2A1, 6.00%, 5/25/2021	1,077	1,026
Series 2004-12, Class 2CB1, 6.00%, 1/25/2035	1,730	1,694
Series 2005-2, Class 2CB1, 6.00%, 3/25/2035	1,611	1,458
Banc of America Funding Trust
Series 2005-1, Class 1A1, 5.50%, 2/25/2035	1,673	1,655
Series 2006-1, Class 2A1, 5.50%, 1/25/2036	567	547
Series 2006-D, Class 5A2, 3.85%, 5/20/2036(l)	1,301	1,227
Series 2014-R7, Class 1A1, 2.46%, 5/26/2036(a)(l)	8,138	7,830
Series 2014-R7, Class 2A1, 2.45%, 9/26/2036(a)(l)	1,940	1,895
Series 2015-R4, Class 5A1, 2.43%, 10/25/2036(a)(l)	14,750	14,233
Banc of America Mortgage Trust
Series 2005-11, Class 2A1, 5.25%, 12/25/2020	248	245
Series 2007-3, Class 1A1, 6.00%, 9/25/2037	3,786	3,591
Bear Stearns ARM Trust
Series 2005-12, Class 22A1, 4.27%, 2/25/2036(l)	6,561	6,540
Bear Stearns Asset-Backed Securities I Trust
Series 2004-AC5, Class A1, 5.75%, 10/25/2034(j)	3,523	3,557
Chase Mortgage Finance Trust
Series 2005-S1, Class 1A15, 6.00%, 5/25/2035	1,191	1,237
CHL Mortgage Pass-Through Trust
Series 2005-21, Class A2, 5.50%, 10/25/2035	545	501
Series 2006-15, Class A1, 6.25%, 10/25/2036	1,549	1,257
Series 2006-20, Class 1A36, 5.75%, 2/25/2037	693	559
Series 2007-5, Class A6, 2.66%, 5/25/2037(l)	2,036	1,457
Citicorp Mortgage Securities Trust
Series 2007-5, Class 1A9, 6.00%, 6/25/2037	2,610	2,618
Citigroup Mortgage Loan Trust
Series 2006-4, Class 1A1, 5.50%, 12/25/2035	420	421
Series 2014-11, Class 4A1, 2.38%, 7/25/2036(a)(l)	3,686	3,537
Series 2014-10, Class 3A1, 2.48%, 7/25/2036(a)(l)	5,747	5,563
Series 2014-12, Class 1A4, 2.41%, 8/25/2036(a)(l)	14,394	13,994
Series 2014-10, Class 1A1, 2.42%, 11/25/2036(a)(l)	4,234	4,074
Series 2014-10, Class 4A1, 2.61%, 2/25/2037(a)(l)	6,995	6,578
Series 2014-12, Class 2A4, 3.46%, 2/25/2037(a)(l)	2,287	2,252
Series 2014-C, Class A, 3.25%, 2/25/2054(a)(l)	8,794	8,684
COLT Mortgage Loan Trust
Series 2017-2, Class A2A, 2.57%, 10/25/2047(a)(l)	3,933	3,909
Series 2018-1, Class A2, 2.98%, 2/25/2048(a)(l)	1,305	1,291
Series 2018-2, Class A2, 3.54%, 7/27/2048(a)(l)	8,579	8,509
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-5, Class 1A1, 5.00%, 7/25/2020	210	209
Series 2005-7, Class 3A1, 5.00%, 8/25/2020	57	55
Series 2004-5, Class 4A1, 6.00%, 9/25/2034	1,550	1,569
CSMC
Series 2011-12R, Class 3A1, 3.82%, 7/27/2036(a)(l)	1,411	1,415
Series 2014-11R, Class 9A1, 2.42%, 10/27/2036(a)(l)	4,435	4,414
Series 2014-10R, Class 4A1, 2.45%, 12/27/2036(a)(l)	974	968
Series 2014-11R, Class 8A1, 2.43%, 4/27/2037(a)(l)	1,458	1,436
Deephaven Residential Mortgage Trust
Series 2017-2A, Class A1, 2.45%, 6/25/2047(a)(l)	4,009	3,929
Series 2018-2A, Class A2, 3.53%, 4/25/2058(a)(l)	8,752	8,678
Series 2018-3A, Class A2, 3.89%, 8/25/2058(a)(l)	5,220	5,197
Series 2018-4A, Class A2, 4.18%, 10/25/2058(a)(l)	11,652	11,652
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-1, Class 2A1, 5.41%, 2/25/2020(l)	383	381

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Series 2005-1, Class 1A1, 2.81%, 2/25/2035(l)	1,925	1,903
Ellington Financial Mortgage Trust
Series 2017-1, Class A3, 2.84%, 10/25/2047(a)(l)	2,497	2,449
FHLMC Stacr Trust
Series 2018-HQA2, Class M1, 3.06%, 10/25/2048(a)(l)	19,246	19,216
FHLMC Structured Agency Credit Risk Debt Notes
Series 2014-DN1, Class M2, 4.52%, 2/25/2024(l)	29,683	30,323
Series 2014-DN2, Class M2, 3.97%, 4/25/2024(l)	15,655	15,786
Series 2014-DN3, Class M3, 6.32%, 8/25/2024‡(l)	2,925	3,163
Series 2014-DN4, Class M3, 6.87%, 10/25/2024(l)	5,840	6,414
Series 2015-DNA1, Class M2, 4.17%, 10/25/2027(l)	6,976	7,073
Series 2015-DNA2, Class M2, 4.92%, 12/25/2027(l)	11,817	12,008
Series 2015-DNA3, Class M2, 5.17%, 4/25/2028(l)	9,193	9,460
Series 2016-DNA1, Class M2, 5.22%, 7/25/2028(l)	3,935	4,013
Series 2016-HQA2, Class M2, 4.57%, 11/25/2028(l)	9,410	9,579
Series 2016-DNA3, Class M2, 4.32%, 12/25/2028(l)	17,093	17,254
Series 2016-DNA4, Class M1, 3.12%, 3/25/2029(l)	738	738
Series 2016-HQA3, Class M1, 3.12%, 3/25/2029(l)	2,457	2,458
Series 2017-DNA1, Class M1, 3.51%, 7/25/2029(l)	23,440	23,536
Series 2017-HQA1, Class M1, 3.52%, 8/25/2029(l)	16,664	16,736
Series 2017-DNA2, Class M1, 3.52%, 10/25/2029(l)	46,809	47,076
Series 2017-HQA2, Class M1, 3.12%, 12/25/2029(l)	41,775	41,778
Series 2017-DNA3, Class M1, 3.07%, 3/25/2030(l)	40,493	40,486
Series 2017-HQA3, Class M1, 2.87%, 4/25/2030(l)	2,589	2,586
Series 2018-HQA1, Class M1, 3.02%, 9/25/2030(l)	9,454	9,437
First Horizon Alternative Mortgage Securities Trust
Series 2006-FA7, Class A1, 5.75%, 12/25/2036	1,683	1,325
FNMA, Connecticut Avenue Securities
Series 2014-C01, Class M1, 3.91%, 1/25/2024‡(l)	3,302	3,314
Series 2014-C02, Class 1M1, 3.26%, 5/25/2024(l)	3,673	3,676
Series 2014-C03, Class 1M2, 5.31%, 7/25/2024(l)	47,210	49,967
Series 2015-C04, Class 1M2, 8.01%, 4/25/2028(l)	32,824	37,530
Series 2016-C01, Class 1M1, 4.26%, 8/25/2028(l)	511	512
Series 2016-C02, Class 1M1, 4.46%, 9/25/2028(l)	4,048	4,056
Series 2016-C03, Class 1M1, 4.32%, 10/25/2028(l)	3,519	3,553
Series 2016-C03, Class 2M1, 4.52%, 10/25/2028(l)	84	84
Series 2016-C05, Class 2M1, 3.66%, 1/25/2029(l)	9,334	9,348
Series 2016-C04, Class 1M1, 3.77%, 1/25/2029(l)	17,056	17,146
Series 2016-C06, Class 1M1, 3.61%, 4/25/2029(l)	26,144	26,291
Series 2017-C01, Class 1M1, 3.62%, 7/25/2029(l)	22,127	22,224
Series 2017-C02, Class 2M1, 3.46%, 9/25/2029(l)	34,160	34,280
Series 2017-C03, Class 1M1, 3.26%, 10/25/2029(l)	30,819	30,872
Series 2017-C04, Class 2M1, 3.16%, 11/25/2029(l)	31,040	31,067
Series 2017-C05, Class 1M1, 2.86%, 1/25/2030(l)	47,813	47,741
Series 2017-C06, Class 1M1, 3.06%, 2/25/2030(l)	23,434	23,417
Series 2017-C06, Class 2M1, 3.06%, 2/25/2030(l)	8,030	8,030
Series 2017-C07, Class 1M1, 2.96%, 5/25/2030(l)	11,017	10,993
Series 2017-C07, Class 2M1, 2.96%, 5/25/2030(l)	4,559	4,552
Series 2018-C01, Class 1M1, 2.91%, 7/25/2030(l)	36,675	36,559
Series 2018-C04, Class 2M1, 3.06%, 12/25/2030(l)	5,102	5,102
Series 2018-C05, Class 1M1, 3.03%, 1/25/2031(l)	9,217	9,205
Series 2018-C06, Class 1M1, 2.86%, 3/25/2031(l)	11,470	11,439
Series 2018-C06, Class 2M1, 2.86%, 3/25/2031(l)	10,537	10,512
GSMSC Resecuritization Trust
Series 2014-1R, Class 1A, 2.45%, 4/26/2037(a)(l)	1,527	1,497
GSR Mortgage Loan Trust
Series 2006-9F, Class 9A1, 6.00%, 8/25/2021	217	210
Series 2006-2F, Class 2A1, 5.75%, 2/25/2036	1,902	1,804
Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	1,607	1,614

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 3.84%, 12/19/2034(l)	2,494	2,226
Series 2006-9, Class 2A1A, 2.51%, 11/19/2036(l)	6,149	5,427
HomeBanc Mortgage Trust
Series 2005-4, Class A1, 2.58%, 10/25/2035(l)	10,946	10,909
Homeward Opportunities Fund I Trust
Series 2018-1, Class A2, 3.90%, 6/25/2048(a)(l)	8,905	8,865
Impac CMB Trust
Series 2004-6, Class 1A2, 3.09%, 10/25/2034(l)	1,808	1,759
Series 2005-1, Class 2A1, 2.82%, 4/25/2035(l)	12,052	11,787
JP Morgan Mortgage Trust
Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	947	871
JP Morgan Seasoned Mortgage Trust
Series 2014-1, Class A2, 2.81%, 5/25/2033(a)(l)	11,494	11,481
Lehman Mortgage Trust
Series 2006-4, Class 3A1, 5.00%, 8/25/2021	347	344
LSTAR Securities Investment Ltd.
Series 2017-6, Class A, 4.05%, 9/1/2022(a)(l)	8,838	8,849
Series 2017-9, Class A, 3.85%, 12/1/2022(a)(l)	4,188	4,193
LSTAR Securities Investment Ltd. LLC (Cayman Islands)
Series 2017-8, Class A, 0.04%, 11/1/2022(a)(l)	3,493	3,494
MASTR Alternative Loan Trust
Series 2004-7, Class 10A1, 6.00%, 6/25/2034	965	966
Series 2005-5, Class 3A1, 5.75%, 8/25/2035	2,625	2,174
NACC Reperforming Loan REMIC Trust
Series 2004-R1, Class A1, 6.50%, 3/25/2034(a)	1,449	1,351
New Residential Mortgage Loan Trust
Series 2018-NQM1, Class A2, 4.09%, 11/25/2048(a)(l)	7,709	7,746
Nomura Resecuritization Trust
Series 2015-2R, Class 4A1, 2.86%, 12/26/2036(a)(l)	3,807	3,690
Prime Mortgage Trust
Series 2005-2, Class 2A1, 6.51%, 10/25/2032(l)	1,627	1,653
RALI Trust
Series 2003-QS16, Class A1, 5.00%, 8/25/2018	143	143
Series 2005-QS3, Class 2A1, 5.00%, 3/25/2020	172	170
Series 2006-QS18, Class 3A3, 5.75%, 12/25/2021	249	234
Series 2007-QS4, Class 5A2, 5.50%, 4/25/2022	56	56
RBSSP Resecuritization Trust
Series 2012-6, Class 10A2, 2.43%, 8/26/2036(a)(l)	7,965	7,701
Series 2010-10, Class 2A1, 2.41%, 9/26/2036(a)(l)	327	327
Residential Asset Securitization Trust
Series 2004-A6, Class A1, 5.00%, 8/25/2019	61	61
Series 2006-R1, Class A2, 2.72%, 1/25/2046(l)	19,036	9,439
RFMSI Trust
Series 2005-SA2, Class 2A2, 4.25%, 6/25/2035(l)	3,036	2,887
Series 2006-S9, Class A1, 6.25%, 9/25/2036	2,959	2,835
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	2,479	2,325
Series 2006-SA4, Class 2A1, 5.28%, 11/25/2036(l)	1,663	1,571
Series 2006-S12, Class 3A9, 5.75%, 12/25/2036	3,583	3,305
Series 2007-S2, Class A4, 6.00%, 2/25/2037	1,013	938
SG Residential Mortgage Trust
Series 2018-1, Class A2, 3.58%, 4/27/2048(a)(l)	2,964	2,950
STACR Trust
Series 2018-HRP1, Class M2, 3.96%, 4/25/2043(a)(l)	14,092	14,134
Series 2018-HRP2, Class M1, 3.16%, 2/25/2047(a)(l)	8,538	8,538
Series 2018-HRP2, Class M2, 3.56%, 2/25/2047(a)(l)	14,357	14,322
Starwood Mortgage Residential Trust
Series 2018-IMC1, Class A2, 3.89%, 3/25/2048(a)(l)	8,856	8,810
Series 2018-IMC2, Class A2, 4.22%, 10/25/2048(a)(l)	7,125	7,125
Structured Asset Securities Corp. Trust
Series 2005-17, Class 4A5, 5.50%, 10/25/2035	825	831
Thornburg Mortgage Securities Trust
Series 2007-4, Class 3A1, 4.22%, 9/25/2037(l)	1,441	1,441
Series 2002-4, Class 3A, 4.25%, 12/25/2042(l)	1,355	1,357
Toorak Mortgage Corp. Ltd.
Series 2018-1, Class A1, 4.34%, 8/25/2021(a)(j)	5,310	5,309
Towd Point Mortgage Trust
Series 2015-4, Class A1B, 2.75%, 4/25/2055(a)(l)	935	921

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Verus Securitization Trust
Series 2017-1A, Class A2, 3.16%, 1/25/2047(a)(l)	1,079	1,067
Series 2017-2A, Class A2, 2.64%, 7/25/2047(a)(l)	4,437	4,352
Series 2017-SG1A, Class A2, 2.77%, 11/25/2047(a)(j)	2,401	2,366
Series 2018-1, Class A2, 3.03%, 2/25/2048(a)(l)	2,349	2,313
Series 2018-INV1, Class B1, 4.55%, 3/25/2058‡(a)(l)	5,320	5,283
Series 2018-2, Class A2, 3.78%, 6/1/2058(a)(l)	6,078	6,046
Series 2018-3, Class A2, 4.18%, 10/25/2058(a)(l)	9,081	9,031
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-7, Class 1A2, 2.76%, 9/25/2035(l)	1,720	1,431
Series 2005-8, Class 1A8, 5.50%, 10/25/2035	140	133
Wells Fargo Alternative Loan Trust
Series 2005-1, Class 1A2, 5.50%, 2/25/2035	962	973
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-17, Class A1, 5.50%, 11/25/2021	180	179
Series 2007-3, Class 3A1, 5.50%, 4/25/2022	116	117
Series 2005-16, Class A8, 5.75%, 12/25/2035	416	439
Series 2006-11, Class A4, 5.00%, 9/25/2036	1,383	1,268
Series 2006-11, Class A13, 6.00%, 9/25/2036	3	3
Series 2006-11, Class A8, 6.00%, 9/25/2036	1,676	1,585
Series 2006-11, Class A9, 6.50%, 9/25/2036	946	908
Series 2007-10, Class 1A5, 6.00%, 7/25/2037	1,473	1,453
Series 2007-11, Class A85, 6.00%, 8/25/2037	662	637
Series 2007-11, Class A96, 6.00%, 8/25/2037	133	130

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,224,780)		1,230,762

ASSET-BACKED SECURITIES — 8.2%
ABFC Trust
Series 2006-OPT2, Class A2, 2.45%, 10/25/2036‡(l)	21,270	20,338
Accredited Mortgage Loan Trust
Series 2003-3, Class A1, 5.21%, 1/25/2034‡(j)	2,082	2,131
ACE Securities Corp. Home Equity Loan Trust
Series 2006-FM1, Class A2B, 2.40%, 7/25/2036‡(l)	29,347	10,255
Ally Auto Receivables Trust
Series 2017-5, Class A3, 1.99%, 3/15/2022	17,933	17,711
American Express Credit Account Master Trust
Series 2014-1, Class A, 2.68%, 12/15/2021(l)	8,643	8,652
Series 2017-8, Class A, 2.43%, 5/16/2022(l)	23,504	23,495
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-7, Class M1, 3.59%, 8/25/2033‡(l)	645	641
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE7, Class M2, 4.05%, 12/15/2033‡(l)	921	914
Bear Stearns Asset-Backed Securities Trust
Series 2004-SD1, Class M2, 5.82%, 12/25/2042‡(j)	1,324	1,272
Capital One Multi-Asset Execution Trust
Series 2014-A3, Class A3, 2.69%, 1/18/2022(l)	19,145	19,157
Series 2016-A1, Class A1, 2.76%, 2/15/2022(l)	15,774	15,788
Series 2014-A4, Class A4, 2.67%, 6/15/2022(l)	34,007	34,038
Carrington Mortgage Loan Trust
Series 2005-NC5, Class M1, 2.80%, 10/25/2035‡(l)	22,988	22,941
Series 2006-NC2, Class A3, 2.46%, 6/25/2036‡(l)	26,185	25,714
Series 2007-RFC1, Class A2, 2.41%, 12/25/2036‡(l)	3,329	3,308
Series 2007-FRE1, Class A2, 2.51%, 2/25/2037(l)	6,765	6,720
Centex Home Equity Loan Trust
Series 2005-A, Class M2, 3.06%, 1/25/2035‡(l)	2,652	2,572
Citibank Credit Card Issuance Trust
Series 2017-A1, Class A1, 2.55%, 1/19/2021(l)	9,669	9,672
Series 2017-A9, Class A9, 1.80%, 9/20/2021	26,596	26,343
Series 2017-A4, Class A4, 2.54%, 4/7/2022(l)	22,786	22,802

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
ASSET-BACKED SECURITIES — continued
Countrywide Asset-Backed Certificates
Series 2006-8, Class 2A3, 2.47%, 12/25/2035‡(l)	9,633	9,457
Series 2006-BC3, Class 2A3, 2.55%, 2/25/2037‡(l)	8,089	8,042
Series 2007-2, Class 2A3, 2.45%, 8/25/2037‡(l)	8,354	8,195
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB8, Class A1, 2.45%, 10/25/2036‡(l)	12,692	11,533
CWABS Asset-Backed Certificates Trust
Series 2006-14, Class 2A2, 2.46%, 2/25/2037‡(l)	2,084	2,077
Series 2006-18, Class 2A2, 2.47%, 3/25/2037‡(l)	16,649	16,431
Series 2006-11, Class 3AV2, 2.47%, 9/25/2046‡(l)	7,748	7,588
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M2, 3.14%, 3/25/2034‡(l)	558	549
Discover Card Execution Note Trust
Series 2014-A1, Class A1, 2.74%, 7/15/2021(l)	33,537	33,547
Series 2017-A1, Class A1, 2.80%, 7/15/2024(l)	5,750	5,786
Ellington Loan Acquisition Trust
Series 2007-2, Class A2E, 3.41%, 5/25/2037‡(a)(l)	2,669	2,692
FBR Securitization Trust
Series 2005-5, Class M1, 3.00%, 11/25/2035‡(l)	9,932	9,843
Fieldstone Mortgage Investment Trust
Series 2006-2, Class 2A3, 2.58%, 7/25/2036‡(l)	3,723	2,116
First Franklin Mortgage Loan Trust
Series 2006-FF8, Class IA1, 2.46%, 7/25/2036‡(l)	15,368	15,129
Series 2006-FF12, Class A4, 2.45%, 9/25/2036‡(l)	1,827	1,803
Series 2006-FF14, Class A5, 2.47%, 10/25/2036(l)	27,291	26,579
Ford Credit Auto Owner Trust
Series 2016-A, Class A3, 1.39%, 7/15/2020	1,762	1,757
Series 2015-B, Class B, 2.04%, 10/15/2020	21,113	21,015
Series 2017-C, Class A3, 2.01%, 3/15/2022	22,893	22,581
FREED ABS Trust
Series 2018-1, Class B, 4.56%, 7/18/2024‡(a)	4,084	4,082
Fremont Home Loan Trust
Series 2005-1, Class M4, 3.33%, 6/25/2035‡(l)	4,938	4,939
Series 2006-1, Class 1A1, 2.47%, 4/25/2036(l)	12,148	11,977
GSAA Home Equity Trust
Series 2007-5, Class 1AV1, 2.41%, 5/25/2037‡(l)	7,714	3,973
GSAMP Trust
Series 2002-HE2, Class A2, 3.34%, 10/20/2032‡(a)(l)	3,392	3,407
Series 2005-WMC1, Class M1, 3.05%, 9/25/2035‡(l)	4,297	4,234
Series 2006-FM1, Class A1, 2.48%, 4/25/2036‡(l)	13,815	10,825
Series 2006-HE3, Class A2C, 2.47%, 5/25/2046(l)	14,020	13,840
Series 2007-HE1, Class A2C, 2.46%, 3/25/2047‡(l)	21,592	21,015
Home Equity Asset Trust
Series 2005-9, Class 2A4, 2.65%, 4/25/2036‡(l)	2,108	2,108
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M2, 3.44%, 11/25/2034‡(l)	923	914
Series 2006-C, Class 2A, 2.44%, 8/25/2036‡(l)	15,412	14,403
Series 2006-C, Class 3A3, 2.46%, 8/25/2036‡(l)	5,025	4,823
JP Morgan Mortgage Acquisition Trust
Series 2006-CW2, Class AV4, 2.46%, 8/25/2036‡(l)	2,207	2,193
Series 2007-CH3, Class A1A, 2.48%, 3/25/2037‡(l)	34,949	34,611
Long Beach Mortgage Loan Trust
Series 2004-3, Class M1, 3.17%, 7/25/2034‡(l)	1,017	1,009
MASTR Asset-Backed Securities Trust
Series 2006-HE4, Class A2, 2.42%, 11/25/2036‡(l)	6,464	2,965
Series 2006-HE4, Class A3, 2.46%, 11/25/2036‡(l)	8,287	3,825
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-H1, Class 1A1, 3.31%, 10/25/2037‡(l)	14,334	14,421
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-SD3, Class M1, 3.37%, 6/25/2034‡(a)(l)	1,437	1,441
Series 2005-HE3, Class M4, 3.29%, 7/25/2035‡(l)	3,561	3,562
Series 2007-HE7, Class A2B, 3.31%, 7/25/2037‡(l)	3,963	3,900
Nationstar Home Equity Loan Trust
Series 2007-C, Class 2AV3, 2.49%, 6/25/2037‡(l)	4,700	4,664
New Century Home Equity Loan Trust
Series 2003-5, Class AI7, 5.08%, 11/25/2033(l)	7	7
Series 2006-2, Class A2B, 2.48%, 8/25/2036‡(l)	14,496	13,690

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
ASSET-BACKED SECURITIES — continued
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
Series 2006-HE1, Class M1, 2.72%, 2/25/2036‡(l)	2,862	2,866
NovaStar Mortgage Funding Trust
Series 2006-4, Class A2C, 2.47%, 9/25/2036‡(l)	13,136	7,207
Series 2006-4, Class A2D, 2.57%, 9/25/2036‡(l)	4,970	2,732
Series 2007-1, Class A1A, 2.44%, 3/25/2037‡(l)	20,826	15,497
OneMain Financial Issuance Trust
Series 2015-2A, Class D, 5.64%, 7/18/2025‡(a)	15,224	15,325
Series 2016-2A, Class C, 5.67%, 3/20/2028‡(a)(j)	6,153	6,223
Series 2016-1A, Class B, 4.57%, 2/20/2029‡(a)	6,352	6,408
Series 2018-1A, Class C, 3.77%, 3/14/2029‡(a)	6,713	6,622
Series 2018-1A, Class D, 4.08%, 3/14/2029‡(a)	3,336	3,299
Series 2017-1A, Class A2, 3.11%, 9/14/2032(a)(l)	9,141	9,163
Series 2017-1A, Class C, 3.35%, 9/14/2032‡(a)	3,761	3,660
Series 2017-1A, Class D, 4.52%, 9/14/2032‡(a)	35,917	35,076
Option One Mortgage Loan Trust
Series 2004-3, Class M2, 3.17%, 11/25/2034‡(l)	804	800
Series 2005-3, Class M2, 3.05%, 8/25/2035(l)	3,394	3,382
Ownit Mortgage Loan Trust
Series 2006-1, Class AV, 2.54%, 12/25/2035‡(l)	8,309	8,211
People’s Choice Home Loan Securities Trust
Series 2005-4, Class 1A2, 2.83%, 12/25/2035‡(l)	2,987	2,920
Popular ABS Mortgage Pass-Through Trust
Series 2005-4, Class M1, 2.77%, 9/25/2035‡(l)	8,297	8,280
RAAC Trust
Series 2007-SP2, Class A2, 2.71%, 6/25/2047‡(l)	2,508	2,500
RASC Trust
Series 2005-KS2, Class M1, 2.96%, 3/25/2035‡(l)	2,233	2,227
Series 2005-KS8, Class M2, 2.76%, 8/25/2035‡(l)	231	231
Series 2007-KS3, Class AI3, 2.56%, 4/25/2037‡(l)	5,658	5,584
Regional Management Issuance Trust
Series 2018-1, Class A, 3.83%, 7/15/2027(a)	7,550	7,532
Renaissance Home Equity Loan Trust
Series 2005-4, Class A3, 5.56%, 2/25/2036(j)	76	75
Saxon Asset Securities Trust
Series 2002-3, Class AF6, 5.41%, 5/25/2031‡(j)	1,353	1,394
Series 2001-3, Class AV1, 2.85%, 9/25/2031‡(l)	3,217	3,206
Series 2005-4, Class A2D, 2.62%, 11/25/2037‡(l)	2,342	2,340
Series 2007-1, Class A2C, 2.46%, 1/25/2047‡(l)	8,003	7,862
Securitized Asset-Backed Receivables LLC Trust
Series 2006-NC3, Class A1, 2.45%, 9/25/2036‡(l)	13,767	9,714
Series 2007-NC2, Class A2B, 2.46%, 1/25/2037‡(l)	4,318	3,211
Soundview Home Loan Trust
Series 2005-2, Class M5, 3.30%, 7/25/2035‡(l)	4,065	4,091
Series 2005-OPT3, Class A1, 2.58%, 11/25/2035‡(l)	8,387	8,369
Series 2006-1, Class A4, 2.61%, 2/25/2036‡(l)	5,846	5,833
Series 2006-OPT1, Class 1A1, 2.49%, 3/25/2036‡(l)	22,650	22,453
Series 2006-OPT2, Class A3, 2.49%, 5/25/2036‡(l)	3,982	3,966
Series 2006-OPT4, Class 1A1, 2.46%, 6/25/2036‡(l)	18,638	18,368
Series 2006-OPT3, Class 1A1, 2.47%, 6/25/2036‡(l)	31,939	31,666
Series 2006-EQ1, Class A3, 2.47%, 10/25/2036‡(l)	9,652	9,559
Series 2007-1, Class 2A3, 2.48%, 3/25/2037‡(l)	5,752	5,707
Series 2007-OPT3, Class 2A3, 2.49%, 8/25/2037‡(l)	4,724	4,597
Springleaf Funding Trust
Series 2017-AA, Class B, 3.10%, 7/15/2030(a)	7,463	7,286
Series 2017-AA, Class C, 3.86%, 7/15/2030‡(a)	1,943	1,927
Structured Asset Investment Loan Trust
Series 2005-4, Class M3, 3.03%, 5/25/2035‡(l)	4,167	4,168
Series 2006-2, Class A3, 2.67%, 4/25/2036(l)	12,798	12,673
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC5, Class A4, 2.48%, 12/25/2036‡(l)	2,753	2,666
Series 2007-WF1, Class A4, 2.52%, 2/25/2037‡(l)	9,977	9,885
Terwin Mortgage Trust
Series 2006-3, Class 2A2, 2.52%, 4/25/2037(a)(l)	5,747	5,625

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)		Value (000)
ASSET-BACKED SECURITIES — continued
Towd Point Mortgage Trust
Series 2015-3, Class A4B, 3.50%, 3/25/2054‡(a)(l)	8,207		8,152
Series 2016-4, Class A1, 2.25%, 7/25/2056‡(a)(l)	13,122		12,734
Series 2017-6, Class A1, 2.75%, 10/25/2057‡(a)(l)	7,986		7,746
Velocity Commercial Capital Loan Trust
Series 2016-2, Class AFX, 3.00%, 10/25/2046(l)	7,927		7,866
Series 2016-2, Class M2, 4.46%, 10/25/2046‡(l)	1,188		1,187
Series 2017-1, Class AFL, 3.56%, 5/25/2047(a)(l)	10,190		10,249
Series 2017-1, Class M3, 5.35%, 5/25/2047‡(a)(l)	2,802		2,861
Series 2017-1, Class M4, 6.40%, 5/25/2047‡(a)(l)	3,231		3,373
Series 2017-1, Class M5, 7.95%, 5/25/2047‡(a)(l)	2,039		2,164
Wells Fargo Home Equity Asset-Backed Securities Trust
Series 2006-3, Class A2, 2.46%, 1/25/2037‡(l)	3,220		3,199

TOTAL ASSET-BACKED SECURITIES (Cost $1,066,521)			1,069,929

LOAN ASSIGNMENTS — 7.0%(m)
Aerospace & Defense — 0.0%(c)
MacDonald Dettwiler and Associates Ltd., Term Loan B
(ICE LIBOR USD 3 Month + 2.75%), 5.15%, 10/4/2024(b)	866		822

Auto Components — 0.1%
USI, Inc., Term Loan
(ICE LIBOR USD 3 Month + 3.00%), 5.39%, 5/16/2024(b)	7,955		7,746

Building Products — 0.1%
Continental Building Products, 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 2.00%), 4.34%, 8/18/2023(b)	6,310		6,194
Unifrax LLC, Senior Secured Term Loan
(ICE LIBOR USD 3 Month + 3.50%), 5.89%, 4/4/2024(b)	4,539		4,535

			10,729

Capital Markets — 0.0%(c)
Duff & Phelps Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.59%, 2/13/2025(b)	2,468		2,433

Chemicals — 0.0%(c)
Starfruit US Holdco, 1st Lien Senior Secured Term Loan
(ICE LIBOR USD 3 Month + 4.00%), 5.55%, 10/1/2025(b)(n)	3,985		3,925

Commercial Services & Supplies — 0.1%
Camelot Finance LP, 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.59%, 10/3/2023(b)	4,721		4,665
Garda World Security, 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 3.50%), 5.82%, 5/24/2024(b)	1,308		1,293
Prime Security Services Borrower LLC, Term B-1 Loan
(ICE LIBOR USD 1 Month + 2.75%), 5.09%, 5/2/2022(b)	1,407		1,390

			7,348

Communications Equipment — 0.1%
Aspect Software, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 11.00%), 13.34%, 5/25/2020‡(b)	1		1
Avaya, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 4.25%; ICE LIBOR USD 2 Month + 4.25%), 6.61%, 12/15/2024(b)	5,737		5,653
Plantronics, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 2.50%), 4.84%, 7/2/2025(b)	5,160		5,070
Riverbed Technology, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.60%, 4/24/2022(b)(n)	—	(i)	—	(i)

			10,724

Consumer Finance — 0.1%
Flying Fortress Holdings LLC, Term Loan B
(ICE LIBOR USD 3 Month + 1.75%), 4.14%, 10/30/2022(b)	11,801		11,753

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LOAN ASSIGNMENTS — continued
Containers & Packaging — 0.3%
Berry Plastics Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 2.00%), 4.32%, 1/19/2024(b)	2,529	2,500
Bway Holding Co., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.25%), 5.66%, 4/3/2024(b)	15,824	15,367
Consolidated Container, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%), 5.09%, 5/22/2024(b)	4,643	4,588
Crown Americas, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.00%), 4.32%, 4/3/2025(b)	1,064	1,061
Flex Acquisition Co., Inc., Term Loan
(ICE LIBOR USD 1 Month + 3.00%), 5.30%, 12/29/2023(b)	5,053	4,949
Reynolds Group Holdings, Inc., Term Loan
(ICE LIBOR USD 1 Month + 2.75%), 5.09%, 2/5/2023(b)	10,896	10,752
Viskase Corp., Inc., Initial Term Loan
(ICE LIBOR USD 3 Month + 3.25%), 5.64%, 1/30/2021(b)	2,897	2,872

		42,089

Diversified Consumer Services — 0.1%
Spin Holdco, Inc., Term Loan B
(ICE LIBOR USD 3 Month + 3.25%), 5.69%, 11/14/2022(b)	14,755	14,442
St George’S University Scholastic Services LLC, Term Loan B
(ICE LIBOR USD 1 Month + 3.50%), 5.85%, 7/17/2025(b)	3,146	3,130

		17,572

Diversified Financial Services — 0.0%(c)
Quidditch Acquisition, Inc., 1st Lien Cov-Lite Term Loan
(ICE LIBOR USD 1 Month + 7.00%), 9.30%, 3/21/2025(b)	896	898

Diversified Telecommunication Services — 0.5%
Centurylink, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%), 5.09%, 1/31/2025(b)	19,244	18,678
Cincinnati Bell, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 3.25%), 5.59%, 10/2/2024(b)	15,723	15,586
Consolidated Communications, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.35%, 10/5/2023(b)	1,986	1,904
Dawn Acquisition LLC, 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.75%), 3.75%, 10/25/2025(b)(n)	3,253	3,196
Hargray Communications Group, Inc., Senior Secured Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.34%, 5/16/2024(b)	1,204	1,192
Intelsat Jackson Holdings, 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.75%), 6.07%, 11/27/2023(b)	5,900	5,858
Level 3 Financing, Inc., Tranche B Term Loan
(ICE LIBOR USD 1 Month + 2.25%), 4.56%, 2/22/2024(b)	9,825	9,696
Securus Technologies Holdings, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 4.50%), 6.84%, 11/1/2024(b)	2,401	2,362
Zayo Group LLC, Term B-2 Loan
(ICE LIBOR USD 1 Month + 2.25%), 4.59%, 1/19/2024(b)	5,700	5,643

		64,115

Electric Utilities — 0.1%
Lightstone Holdco LLC, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 6.09%, 1/30/2024(b)	6,236	6,036
Lightstone Holdco LLC, 1st Lien Term Loan C
(ICE LIBOR USD 1 Month + 3.75%), 6.09%, 1/30/2024(b)	335	324
Vistra Operations Co. LLC, Term Loan
(ICE LIBOR USD 1 Month + 2.00%), 4.34%, 8/4/2023(b)	4,596	4,527

		10,887

Electrical Equipment — 0.1%
Brookfield WEC Holdings, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.75%), 6.09%, 8/1/2025(b)	6,522	6,499
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 6.75%), 9.09%, 8/3/2026(b)	3,380	3,401

		9,900

Electronic Equipment, Instruments & Components — 0.0%(c)
Celestica, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.13%), 4.45%, 6/27/2025(b)	1,088	1,072
VeriFone Systems, Inc., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 4.00%), 6.64%, 8/20/2025(b)	1,922	1,903

		2,975

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LOAN ASSIGNMENTS — continued
Energy Equipment & Services — 0.1%
Keane Group Holdings LLC, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 6.13%, 5/25/2025(b)	1,965	1,871
Vistra Operations Co. LLC, Term Loan B-2
(ICE LIBOR USD 1 Month + 2.25%), 4.59%, 12/14/2023(b)	11,672	11,534

		13,405

Entertainment — 0.0%(c)
WMG Acquisition Corp., 1st Lien Term Loan F
(ICE LIBOR USD 1 Month + 2.13%), 4.47%, 11/1/2023(b)	4,957	4,863

Equity Real Estate Investment Trusts (REITs) — 0.1%
GGP, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.50%), 4.85%, 8/27/2025(b)	10,185	9,850

Food & Staples Retailing — 0.2%
Albertson’s LLC, 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.00%), 5.38%, 12/21/2022(b)	9,648	9,487
(ICE LIBOR USD 3 Month + 3.00%), 5.69%, 6/22/2023(b)	2,850	2,794
Albertson’s LLC, 1st Lien Term Loan B-7
(ICE LIBOR USD 2 Month + 3.00%), 5.45%, 10/29/2025(b)	2,522	2,465
Moran Foods LLC, Term Loan B
(ICE LIBOR USD 1 Month + 6.00%), 8.34%, 12/5/2023(b)	14,738	7,663
United Natural Foods, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 3.75%), 6.59%, 10/22/2025(b)	7,030	6,406

		28,815

Food Products — 0.3%
Dole Food Co., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 1.75%; ICE LIBOR USD 3 Month + 2.75%), 5.09%, 4/6/2024(b)	19,236	18,895
Hearthside Group Holdings LLC, 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.69%), 6.03%, 5/23/2025(b)	2,359	2,295
JBS USA, Inc., Term Loan B
(ICE LIBOR USD 3 Month + 2.50%), 4.84%, 10/30/2022(b)	15,958	15,729
Mastronardi Produce Ltd., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.25%), 5.55%, 5/1/2025(b)	649	649

		37,568

Health Care Equipment & Supplies — 0.0%(c)
Mallinckrodt International Finance, Term Loan
(ICE LIBOR USD 3 Month + 3.00%), 5.62%, 2/24/2025(b)	2,579	2,479

Health Care Providers & Services — 0.6%
21st Century Oncology, Inc., 1st Lien Revolver Term Loan
(ICE LIBOR USD 3 Month + 6.13%), 7.44%, 1/14/2022‡(b)	678	678
Air Medical Group Holdings, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 4.25%), 6.56%, 3/14/2025(b)	10,052	9,744
CHG Healthcare Services, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.46%, 6/7/2023(b)	9,380	9,345
Community Health Systems, Inc., Incremental 2021 Term H Loan
(ICE LIBOR USD 3 Month + 3.25%), 5.96%, 1/27/2021(b)	6,761	6,593
Envision Healthcare Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.75%), 6.09%, 10/10/2025(b)	22,610	21,701
Medical Developers LLC, Term Loan
(ICE LIBOR USD 3 Month + 8.00%), 8.00%, 10/15/2021‡(b)	955	955
MultiPlan, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 2.75%), 5.14%, 6/7/2023(b)	3,906	3,829
National Mentor Holdings, Inc., Tranche B Term Loan
(ICE LIBOR USD 3 Month + 3.00%), 5.39%, 1/31/2021(b)	18,958	18,875
Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.00%), 5.34%, 6/27/2025(b)	2,424	2,411
Sound Inpatient Physicians Holdings LLC, 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 6.75%), 9.09%, 6/26/2026(b)	537	537
Tennessee Merger Sub, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%), 5.09%, 2/6/2024(b)	7,757	7,224

		81,892

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LOAN ASSIGNMENTS — continued
Hotels, Restaurants & Leisure — 0.3%
1011778 BC ULC, 1st Lien Term Loan B (Canada)
(ICE LIBOR USD 1 Month + 2.25%), 4.59%, 2/16/2024(b)	29,549	28,936
24 Hour Fitness Worldwide, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.50%), 5.84%, 5/30/2025(b)	2,218	2,198
Club Corp Holdings, Inc., Term Loan B
(ICE LIBOR USD 3 Month + 2.75%), 5.14%, 9/18/2024(b)	7,279	7,021
Golden Nugget, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 5.23%, 10/4/2023(b)	1,724	1,695
Hilton Worldwide Finance LLC, Series B-2 Term Loan
(ICE LIBOR USD 1 Month + 1.75%), 4.07%, 10/25/2023(b)	2,815	2,786
Las Vegas Sands Corp., 1st Lien Senior Secured Term Loan
(ICE LIBOR USD 1 Month + 1.75%), 4.09%, 3/27/2025(b)	2,592	2,550

		45,186

Household Durables — 0.0%(c)
American Greetings Corp., Term Loan B
(ICE LIBOR USD 1 Month + 4.50%), 6.84%, 4/6/2024(b)	1,044	1,042

Household Products — 0.1%
Clover Merger Sub, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.50%), 5.84%, 9/26/2024(b)	7,209	6,741
KIK Custom Products, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 4.00%), 6.34%, 5/15/2023(b)	2,470	2,353

		9,094

Independent Power and Renewable Electricity Producers — 0.2%
ExGen Renewables IV LLC, 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.00%), 5.71%, 11/28/2024(b)	3,632	3,450
Invenergy LLC, Term Loan
(ICE LIBOR USD 1 Month + 3.50%), 5.84%, 8/28/2025(b)	3,473	3,477
Talen Energy Supply, Term Loan B-1
(ICE LIBOR USD 1 Month + 4.00%), 6.34%, 7/15/2023(b)	1,724	1,720
Talen Energy Supply, Term Loan B-2
(ICE LIBOR USD 1 Month + 4.00%), 6.34%, 4/15/2024(b)	12,894	12,867

		21,514

Insurance — 0.1%
Alliant Holdings I, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%), 5.06%, 5/9/2025(b)	4,850	4,758
Asurion LLC, 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 6.50%), 8.84%, 8/4/2025(b)	1,862	1,896
Asurion LLC, Term Loan B-7
(ICE LIBOR USD 1 Month + 3.00%), 5.34%, 11/3/2024(b)	8,126	8,035
Hub International Ltd., 1st Lien Term Loan B
(ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.49%, 4/25/2025(b)	2,609	2,561

		17,250

Internet & Direct Marketing Retail — 0.1%
Hoya Midco LLC, 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.50%), 5.84%, 6/30/2024(b)	6,014	5,909

IT Services — 0.5%
BMC Software Finance, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 4.25%), 6.65%, 10/2/2025(b)(n)	6,350	6,263
Ensono LP, 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 5.25%), 7.59%, 6/27/2025(b)	939	939
Evergreen Skills Lux SARL, 1st Lien Initial Term Loan
(ICE LIBOR USD 1 Month + 4.75%), 7.09%, 4/28/2021(b)	3,797	3,458
Exela Intermediate LLC, 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 6.50%), 8.83%, 7/12/2023(b)	6,104	6,105
First Data Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 2.00%), 4.32%, 7/8/2022(b)	2,569	2,530
(ICE LIBOR USD 1 Month + 2.00%), 4.32%, 4/26/2024(b)	11,117	10,902
Go Daddy Group, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.25%), 4.59%, 2/15/2024(b)	8,385	8,287
GTT Communications, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%), 5.09%, 5/31/2025(b)	3,659	3,540

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LOAN ASSIGNMENTS — continued
IT Services — continued
Optiv Security, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.59%, 2/1/2024(b)	4,664	4,443
Optiv Security, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 7.25%), 9.59%, 1/31/2025(b)	5,350	5,143
Rackspace Hosting, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.58%, 11/3/2023(b)	5,034	4,600
Web.com Group, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 4.00%), 6.17%, 10/10/2025(b)	2,903	2,870

		59,080

Leisure Products — 0.1%
Delta 2 SARL, 1st Lien Term loan B
(ICE LIBOR USD 1 Month + 2.50%), 4.84%, 2/1/2024(b)	3,515	3,392
FGI Operating Co. LLC, 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 10.00%), 12.62%, 5/15/2022‡(b)	3,180	3,175
Steinway Musical Instruments, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 6.06%, 2/14/2025(b)	10,219	10,142

		16,709

Machinery — 0.2%
Accudyne Industries LLC, Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.34%, 8/18/2024(b)	6,083	5,987
Rexnord LLC/RBS Global Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 2.00%), 4.35%, 8/21/2024(b)	4,124	4,093
Titan Acquisition Ltd., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.34%, 3/28/2025(b)	10,119	9,485

		19,565

Media — 0.6%
AMC Entertainment, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 2.25%), 4.56%, 12/15/2022(b)	2,859	2,820
Cineworld Finance US Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.50%), 4.84%, 2/28/2025(b)	7,548	7,401
iHeartCommunications, Inc., Term Loan D
(ICE LIBOR USD 1 Month + 6.75%), 9.05%, 1/30/2019(b)	7,542	5,345
iHeartCommunications, Inc., Tranche E Term Loan
(ICE LIBOR USD 1 Month + 7.50%), 9.80%, 7/30/2019(b)	15,935	11,316
Sinclair Broadcast Group, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.25%), 4.60%, 1/3/2024(b)	3,994	3,941
Tribune Media Co., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.34%, 1/26/2024(b)	2,242	2,232
Tribune Media Co., Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.34%, 12/27/2020(b)	2,804	2,799
Unitymedia Finance LLC, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.00%), 4.31%, 6/1/2023(b)	2,625	2,597
Univision Communications, Inc., 1st Lien Term Loan C-5
(ICE LIBOR USD 1 Month + 2.75%), 5.09%, 3/15/2024(b)	36,667	34,120
Zuffa LLC, 1st Lien Guaranteed Senior Secured Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.60%, 8/18/2023(b)	6,640	6,618
Zuffa LLC, 2nd Lien Guaranteed Senior Secured Term Loan
(ICE LIBOR USD 1 Month + 7.50%), 9.84%, 8/18/2024(b)	4,769	4,757

		83,946

Multiline Retail — 0.1%
Neiman Marcus Group, Inc., Other Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.57%, 10/25/2020(b)	15,865	13,728

Oil, Gas & Consumable Fuels — 0.4%
California Resources Corp., 1st Lien Second Out Term Loan
(ICE LIBOR USD 1 Month + 10.38%), 12.72%, 12/31/2021(b)	6,630	7,056
California Resources Corp., Senior Secured First Out
(ICE LIBOR USD 1 Month + 4.75%), 7.07%, 12/31/2022(b)	4,139	4,163
Encino Acquisition Partners Holdings, 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 6.75%), 9.09%, 9/21/2025(b)	2,147	2,152

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
LOAN ASSIGNMENTS — continued
Oil, Gas & Consumable Fuels — continued
Gulf Finance LLC, 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 5.25%), 7.64%, 8/25/2023(b)	14,843	11,825
MEG Energy Corp., 1st Lien Term B Loan
(ICE LIBOR USD 1 Month + 3.50%), 5.85%, 12/31/2023(b)	2,689	2,669
Stetson Midstream, 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 4.25%), 6.69%, 7/18/2025(b)	4,690	4,631
Ultra Resources, Inc., Term Loan
(ICE LIBOR USD 1 Month + 3.00%), 5.47%, 4/12/2024(b)	23,133	21,311

		53,807

Personal Products — 0.0%(c)
Revlon Consumer Products Corp., Term Loan B
(ICE LIBOR USD 3 Month + 3.50%), 6.21%, 9/7/2023(b)	2,429	1,787

Pharmaceuticals — 0.1%
Grifols Worldwide Operations Ltd., Term Loan B (1 Week LIBOR + 2.25%), 4.47%, 1/31/2025(b)	12,697	12,586

Real Estate Management & Development — 0.1%
CityCenter Holdings LLC, Term Loan B
(ICE LIBOR USD 1 Month + 2.25%), 4.59%, 4/18/2024(b)	7,891	7,743

Road & Rail — 0.0%(c)
URS Merger Sub Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 5.25%), 7.59%, 9/1/2024(b)	1,308	1,299

Semiconductors & Semiconductor Equipment — 0.0%(c)
ON Semiconductor Corp., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 1.75%), 4.09%, 3/31/2023(b)	2,417	2,390
Versum Materials, Inc., Senior Secured Term Loan B
(ICE LIBOR USD 3 Month + 2.00%), 4.39%, 9/29/2023(b)	2,874	2,863

		5,253

Software — 0.4%
Ascend Learning LLC, Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.34%, 7/12/2024(b)	3,138	3,096
Barracuda Networks, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.55%, 2/12/2025(b)	1,620	1,601
Barracuda Networks, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 7.25%), 9.55%, 2/12/2026(b)	355	357
Greeneden US Holdings II LLC, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.25%), 5.59%, 12/1/2023(b)	3,053	3,021
Infor US, Inc., Tranche B-6 Term Loan
(ICE LIBOR USD 3 Month + 2.75%), 5.14%, 2/1/2022(b)	5,160	5,083
Landesk Software Group, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 4.25%), 6.55%, 1/20/2024(b)	8,734	8,627
Landesk Software Group, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 9.00%), 11.30%, 1/20/2025(b)	2,820	2,701
Misys, Term Loan B
(ICE LIBOR USD 3 Month + 3.50%), 5.89%, 6/13/2024(b)	13,692	13,225
Qlik Technologies, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 3.50%), 5.94%, 4/26/2024(b)	9,263	9,130
SolarWinds Holdings, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%), 5.09%, 2/5/2024(b)	2,581	2,561
Sonicwall, Inc., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.50%), 6.14%, 5/16/2025(b)	1,065	1,053
Sonicwall, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 3 Month + 7.50%), 10.14%, 5/18/2026(b)	700	696

		51,151

Specialty Retail — 0.5%
Claire’s Stores, Inc., 1st Lien Term Loan
(ICE LIBOR USD 6 Month + 7.25%), 6.25%, 9/15/2022‡(b)(n)	398	—
(ICE LIBOR USD 6 Month + 7.25%), 6.25%, 9/15/2038‡(b)(n)	4,510	6,450
Culligan Holding, Inc., 1st Lien Term Loan B-1
(ICE LIBOR USD 1 Month + 3.25%), 5.59%, 12/13/2023(b)	501	495
Michaels Stores, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.50%), 4.83%, 1/30/2023(b)	4,805	4,694

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
LOAN ASSIGNMENTS — continued
Specialty Retail — continued
Party City Holdings, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 2.75%), 5.10%, 8/19/2022(b)		1,987	1,963
Petco Animal Supplies, Inc., 1st Lien Term Loan B-1
(ICE LIBOR USD 3 Month + 3.25%), 5.78%, 1/26/2023(b)		11,808	8,821
PetSmart, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.32%, 3/11/2022(b)		12,521	10,447
Staples, Inc., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 4.00%), 6.54%, 9/12/2024(b)		29,046	28,544

			61,414

Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.00%), 4.35%, 9/7/2023(b)		4,499	4,441
Mitel Networks, 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 4.50%), 4.50%, 7/11/2025(b)(n)		265	264
Quest Software US Holdings, Inc., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 4.25%), 6.78%, 5/16/2025(b)		5,270	5,237
Quest Software US Holdings, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 3 Month + 8.25%), 10.78%, 5/18/2026(b)		1,104	1,095
Radiate Holdco LLC, Term Loan
(ICE LIBOR USD 1 Month + 3.00%), 5.34%, 2/1/2024(b)		3,556	3,485

			14,522

Transportation Infrastructure — 0.0%(c)
SIRVA Worldwide, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 5.50%; ICE LIBOR USD 2 Month + 5.50%; ICE LIBOR USD 3 Month + 5.50%), 7.93%, 8/4/2025(b)		2,200	2,184
SIRVA Worldwide, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 2 Month + 9.50%; ICE LIBOR USD 3 Month + 9.50%), 12.04%, 8/3/2026(b)		800	712

			2,896

Wireless Telecommunication Services — 0.2%
A2Z Wireless Holdings, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 6.00%), 8.32%, 5/1/2023(b)		13,311	12,736
Syniverse Holdings, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 5.00%), 7.31%, 3/9/2023(b)		10,730	10,247
Syniverse Holdings, Inc., 2nd Lien Term Loan
(ICE LIBOR USD 1 Month + 9.00%), 11.31%, 3/11/2024(b)		1,520	1,428

			24,411

TOTAL LOAN ASSIGNMENTS (Cost $949,995)			912,680

CONVERTIBLE BONDS — 1.4%
Biotechnology — 0.1%
BioMarin Pharmaceutical, Inc. 0.60%, 8/1/2024		2,383	2,503
Exact Sciences Corp. 1.00%, 1/15/2025		3,122	3,822

			6,325

Capital Markets — 0.1%
Ares Capital Corp. 3.75%, 2/1/2022		4,889	4,908
Deutsche Bank AG (Germany) 1.00%, 5/1/2023		2,770	2,498
Orpar SA (France) Zero Coupon, 6/20/2024(g)	EUR	1,100	1,293
SBI Holdings, Inc. (Japan) Zero Coupon, 9/14/2020(g)	JPY	190,000	2,776

			11,475

Communications Equipment — 0.1%
Finisar Corp. 0.50%, 12/15/2036		3,541	3,402
Palo Alto Networks, Inc. 0.75%, 7/1/2023(a)		5,116	4,881
Viavi Solutions, Inc. 1.00%, 3/1/2024		2,482	2,474

			10,757

Construction & Engineering — 0.0%(c)
Dycom Industries, Inc. 0.75%, 9/15/2021		1,204	1,190

Construction Materials — 0.0%(c)
Cemex SAB de CV (Mexico) 3.72%, 3/15/2020		1,980	1,934

Electronic Equipment, Instruments & Components — 0.0%(c)
Vishay Intertechnology, Inc. 2.25%, 6/15/2025(a)		2,711	2,545

Energy Equipment & Services — 0.1%
Ensco Jersey Finance Ltd. 3.00%, 1/31/2024		4,715	3,718
Nabors Industries, Inc. 0.75%, 1/15/2024		3,105	2,065

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount (000)	Value (000)
CONVERTIBLE BONDS — continued
Energy Equipment & Services — continued
TechnipFMC plc (United Kingdom) 0.88%, 1/25/2021(g)	EUR	1,500	1,821
Transocean, Inc. 0.50%, 1/30/2023		1,991	2,172

			9,776

Entertainment — 0.0%(c)
Live Nation Entertainment, Inc. 2.50%, 3/15/2023(a)		2,288	2,443

Health Care Equipment & Supplies — 0.0%(c)
Wright Medical Group, Inc. 1.63%, 6/15/2023(a)		2,490	2,575

Hotels, Restaurants & Leisure — 0.0%(c)
Caesars Entertainment Corp. 5.00%, 10/1/2024		1,650	2,332
Huazhu Group Ltd. (China) 0.38%, 11/1/2022		2,564	2,560

			4,892

Household Durables — 0.0%(c)
Sony Corp. (Japan) Series 6, Zero Coupon, 9/30/2022	JPY	429,000	4,896

Interactive Media & Services — 0.1%
Momo, Inc. (China) 1.25%, 7/1/2025(a)		2,798	2,399
Twitter, Inc. 1.00%, 9/15/2021		6,038	5,531
Weibo Corp. (China) 1.25%, 11/15/2022(a)		5,474	5,063
Yandex NV (Russia) 1.13%, 12/15/2018		1,260	1,255

			14,248

Internet & Direct Marketing Retail — 0.2%
Booking Holdings, Inc. 0.35%, 6/15/2020		6,601	9,587
Ctrip.com International Ltd. (China)
1.00%, 7/1/2020		2,600	2,424
1.99%, 7/1/2025		5,038	4,874
IAC FinanceCo, Inc. 0.88%, 10/1/2022(a)		1,891	2,449
Liberty Expedia Holdings, Inc. 1.00%, 6/30/2047(a)		1,235	1,194

			20,528

IT Services — 0.1%
Akamai Technologies, Inc. 0.13%, 5/1/2025(a)		1,941	1,849
Euronet Worldwide, Inc. 1.50%, 10/1/2044		1,630	2,655
Square, Inc. 0.50%, 5/15/2023(a)		4,412	5,077
Twilio, Inc. 0.25%, 6/1/2023(a)		851	1,259

			10,840

Life Sciences Tools & Services — 0.0%(c)
Illumina, Inc. 0.50%, 6/15/2021		3,485	4,961

Media — 0.1%
DISH Network Corp.
2.38%, 3/15/2024		5,834	4,849
3.38%, 8/15/2026		2,799	2,457
Liberty Interactive LLC 1.75%, 9/30/2046(a)		1,117	1,242
Liberty Media Corp. 1.38%, 10/15/2023		4,350	4,842

			13,390

Metals & Mining — 0.0%(c)
Bekaert SA (Belgium) Zero Coupon, 6/9/2021(g)	EUR	1,600	1,600

Multi-Utilities — 0.0%(c)
CenterPoint Energy, Inc. 4.47%, 9/15/2029(j)		28,598 Units	1,258

Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp. 5.50%, 9/15/2026(j)		5,690	4,925
Golar LNG Ltd. (Bermuda) 2.75%, 2/15/2022		944	956
TOTAL SA (France) 0.50%, 12/2/2022(g)		1,600	1,680

			7,561

Pharmaceuticals — 0.0%(c)
Jazz Investments I Ltd. 1.88%, 8/15/2021		2,320	2,391
Medicines Co. (The) 2.75%, 7/15/2023		2,627	2,156

			4,547

Real Estate Management & Development — 0.1%
CapitaLand Ltd. (Singapore) 2.80%, 6/8/2025(g)	SGD	9,000	6,428

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc. 2.13%, 9/1/2026		1,256	3,455
Intel Corp. 3.25%, 8/1/2039		1,812	4,351
Microchip Technology, Inc.
1.63%, 2/15/2025		2,934	4,285
1.63%, 2/15/2027		3,611	3,644
2.25%, 2/15/2037		1,155	1,181
Micron Technology, Inc. Series G, 3.00%, 11/15/2043		1,777	2,354
NXP Semiconductors NV (Netherlands) 1.00%, 12/1/2019		2,416	2,493
ON Semiconductor Corp. 1.00%, 12/1/2020		2,164	2,578

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
CONVERTIBLE BONDS — continued
Semiconductors & Semiconductor Equipment — continued
Silicon Laboratories, Inc. 1.38%, 3/1/2022	2,286	2,552

		26,893

Software — 0.1%
FireEye, Inc. 0.88%, 6/1/2024(a)	1,147	1,268
Series B, 1.63%, 6/1/2035	1,358	1,243
New Relic, Inc. 0.50%, 5/1/2023(a)	1,153	1,183
Nuance Communications, Inc. 1.00%, 12/15/2035	3,962	3,601
ServiceNow, Inc. Zero Coupon, 6/1/2022	1,253	1,813
Splunk, Inc. 1.13%, 9/15/2025(a)	1,480	1,477
Workday, Inc. 0.25%, 10/1/2022	2,184	2,723

		13,308

Technology Hardware, Storage & Peripherals — 0.0%(c)
Western Digital Corp. 1.50%, 2/1/2024(a)	1,831	1,521

TOTAL CONVERTIBLE BONDS (Cost $191,130)		185,891

	Shares (000)
CLOSED END FUNDS — 0.9%
Advent Claymore Convertible Securities and Income Fund	171	2,385
BlackRock Corporate High Yield Fund, Inc.	3,340	32,402
BlackRock Debt Strategies Fund, Inc.	1,149	11,930
Blackstone/GSO Strategic Credit Fund	1,229	17,987
Eaton Vance Floating-Rate Income Trust	557	7,475
Eaton Vance Senior Income Trust	727	4,456
Invesco Dynamic Credit Opportunities Fund	803	8,801
Invesco Senior Income Trust	450	1,851
Nuveen Credit Strategies Income Fund	1,670	12,643
Nuveen Floating Rate Income Opportunity Fund	499	4,848
PGIM Global Short Duration High Yield Fund, Inc.	807	10,693
Voya Prime Rate Trust	452	2,127

TOTAL CLOSED END FUNDS (Cost $116,364)		117,598

	Principal Amount (000)
PRIVATE PLACEMENTS — 0.8%
Commercial Loans — 0.5%
Doubletree Orlando
(ICE LIBOR USD 1 Month + 8.00%), 8.28%, 5/31/2019‡(b)	62,000	62,000

Residential Loans — 0.3%
8995 Collins Funding LLC
(ICE LIBOR USD 1 Month + 7.50%), 9.78%, 2/4/2019‡(b)	40,600	40,600

TOTAL PRIVATE PLACEMENTS (Cost $102,600)		102,600

	Shares (000)
COMMON STOCKS — 0.5%
Aerospace & Defense — 0.0%(c)
Remington Outdoor Co., Inc.*‡	310	2,552

Capital Markets — 0.1%
Goodman Private*‡	213	—	(i)
UCI Holdings LLC (New Zealand)*‡	273	5,324

		5,324

Chemicals — 0.1%
Reichhold , Inc.*‡	9	8,158

Commercial Services & Supplies — 0.0%(c)
Quad/Graphics, Inc.	1	9
Remington LLC*‡	10,415	—	(i)

		9

Communications Equipment — 0.0%(c)
Aspect Software, Class CR2*‡	111	—	(i)
Aspect Software, Inc., Class CR1*‡	275	—	(i)

		—	(i)

Energy Equipment & Services — 0.0%(c)
Telford Offshore Holdings Ltd. (Cayman Islands)*‡	204	306

Equity Real Estate Investment Trusts (REITs) — 0.2%
VICI Properties, Inc.	1,093	23,784

Health Care Providers & Services — 0.0%(c)
21st Century Oncology, Inc.*‡	13	477

Hotels, Restaurants & Leisure — 0.0%(c)
Caesars Entertainment Corp.*	249	2,124

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Energy Corp.*	281	6,604

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Shares (000)	Value (000)
COMMON STOCKS — continued
Mortgage Real Estate Investment Trusts (REITs) — 0.0%(c)
Ready Capital Corp.	56	830

Oil, Gas & Consumable Fuels — 0.0%(c)
Halcon Resources Corp.*	489	1,369
Nine Point Energy Holdings, Inc.*‡	87	1,049
Penn Virginia Corp.*	36	2,107
Ultra Petroleum Corp.*	95	121

		4,646

Software — 0.0%(c)
Avaya Holdings Corp.*	294	4,582
Digital Turbine, Inc.*‡	1	—	(i)

		4,582

Specialty Retail — 0.0%(c)
Claire’s Stores, Inc.*‡	6	5,073

Wireless Telecommunication Services — 0.0%(c)
NII Holdings, Inc.*	777	4,201

TOTAL COMMON STOCKS (Cost $69,433)		68,670

CONVERTIBLE PREFERRED STOCKS — 0.5%
Automobiles — 0.0%(c)
General Motors Co. 5.25%, 3/6/2032‡	1,533	—	(i)

Banks — 0.1%
Bank of America Corp. Series L, 7.25% ($1,000 par value)	5	6,602
Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	7	8,236

		14,838

Capital Markets — 0.2%
Mandatory Exchangeable Trust (China) 5.75%, 6/1/2019 ($100 par value)(a)	132	23,701

Chemicals — 0.0%(c)
International Flavors & Fragrances, Inc. 6.00%, 9/15/2021 ($50 par value)	66	3,690

Electric Utilities — 0.1%
NextEra Energy, Inc. 6.12%, 9/1/2019 ($50 par value)	87	5,167

Equity Real Estate Investment Trusts (REITs) — 0.0%(c)
Crown Castle International Corp.
Series A, 6.88%, 8/1/2020 ($1,000 par value)	3	2,879

Food Products — 0.0%(c)
Bunge Ltd. 4.88% ($100 par value)	24	2,422

Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co. Series A, 6.13%, 5/1/2020 ($50 par value)	105	6,653

Machinery — 0.0%(c)
Stanley Black & Decker, Inc. 5.38%, 5/15/2020 ($100 par value)	13	1,277

Multi-Utilities — 0.0%(c)
Sempra Energy Series A, 6.00%, 1/15/2021 ($100 par value)	49	4,950

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $64,048)		65,577

PREFERRED STOCKS — 0.4%
Aerospace & Defense — 0.1%
Rolls-Royce Holdings plc (United Kingdom)*‡	20	5,403

Automobiles — 0.0%(c)
General Motors Co.
6.25%, 7/15/2033‡	1,545	—	(i)
7.25%, 4/15/2041‡	170	—	(i)
7.38%, 5/15/2048‡	581	—	(i)
0.68%, 6/1/2049‡	175	—	(i)
7.38%, 10/1/2051‡	51	—	(i)
7.25%, 2/15/2052‡	687	—	(i)
Motors Liquidation Co. 7.25%, 7/15/2041‡	505	—	(i)

		—	(i)

Banks — 0.0%(c)
GMAC Capital Trust I
Series 2, (ICE LIBOR USD 3 Month + 5.79%), 8.40%, 2/15/2040 ($25 par value)(b)	156	3,968

Capital Markets — 0.0%(c)
Goodman Private Preferred Shares *‡	253	3

Insurance — 0.2%
XLIT Ltd. (Bermuda), Series D, (ICE LIBOR USD 3 Month + 3.12%), 5.56%, 7/1/2019 ($1,000 par value)(b)(o)	27	27,582

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Shares (000)	Value (000)
PREFERRED STOCKS — continued
Oil, Gas & Consumable Fuels — 0.0%(c)
Nine Point Energy Holdings, Inc. *‡	2	1,901

Specialty Retail — 0.1%
Claire’s Stores, Inc. *‡	3	5,257

TOTAL PREFERRED STOCKS (Cost $32,347)		44,114

EXCHANGE TRADED FUNDS — 0.3%
Fixed Income — 0.3%
SPDR Bloomberg Barclays Convertible Securities ETF (Cost$43,016)	851	43,761

	Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-2A, Class 1A3, 2.58%, 6/25/2037(a)(l)	6,067	5,983
Velocity Commercial Capital Loan Trust
Series 2014-1, Class M6, 8.47%, 9/25/2044‡(a)(l)	774	834
Series 2015-1, Class M3, 7.05%, 6/25/2045(a)(l)	7,372	7,834
Series 2015-1, Class M4, 7.40%, 6/25/2045(a)(l)	387	416
Series 2015-1, Class M5, 7.86%, 6/25/2045‡(a)(l)	2,924	3,149
Series 2016-1, Class M3, 6.81%, 4/25/2046‡(a)(l)	5,668	6,177
Series 2016-1, Class M5, 8.18%, 4/25/2046‡(a)(l)	2,718	2,979
Series 2016-2, Class M3, 5.50%, 10/25/2046‡(l)	1,360	1,375
Series 2016-2, Class M4, 7.23%, 10/25/2046‡(l)	1,774	1,830
Series 2017-2, Class M4, 5.00%, 11/25/2047‡(a)(l)	4,319	4,208
Series 2018-1, Class M3, 4.41%, 4/25/2048‡(a)	1,477	1,465
Series 2018-1, Class M4, 5.01%, 4/25/2048‡(a)	938	931
Series 2018-1, Class M5, 6.26%, 4/25/2048‡(a)	454	450
Series 2018-2, Class M2, 4.51%, 10/26/2048‡(a)(l)	1,519	1,527
Series 2018-2, Class M3, 4.72%, 10/26/2048‡(a)(l)	1,438	1,447
Series 2018-2, Class M4, 5.32%, 10/26/2048‡(a)(l)	3,094	3,112

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $43,140)		43,717

FOREIGN GOVERNMENT SECURITIES — 0.1%
Export-Import Bank of Korea (South Korea)
(ICE LIBOR USD 3 Month + 0.58%), 2.90%, 6/1/2021(b)(Cost $15,470)	15,470	15,465

	No. of Rights (000)
RIGHTS — 0.0%(c)
Independent Power and Renewable Electricity Producers — 0.0%(c)
Vistra Energy Corp., expiring 12/31/2049*‡ (Cost $—)	1,110	860

	No. of Contracts
OPTIONS PURCHASED — 0.0%(c)
CALL OPTIONS PURCHASED — 0.0%(c)
Foreign Exchange Currency Options — 0.0%(c)
Foreign Exchange KRW/USD 3/6/2019 at USD 1,150.00, Vanilla, American Style Notional Amount: USD 19,177 Counterparty: Citibank, NA*	19,177	154

TOTAL CALL OPTIONS PURCHASED		154

TOTAL OPTIONS PURCHASED (Cost $184)		154

	No. of Warrants (000)
WARRANTS — 0.0%(c)
Aerospace & Defense — 0.0%(c)
Remington Outdoor Co., Inc.expiring 5/15/2022, price 1.00*‡	108	—	(i)

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	No. of Warrants (000)	Value (000)
WARRANTS — continued
Road & Rail — 0.0%(c)
Jack Cooper Enterprises, Inc.expiring 4/26/2027, price 1.00*‡	18	—	(i)
expiring 10/29/2027, price 1.00*‡	18	—	(i)

		—	(i)

TOTAL WARRANTS (Cost $1)		—	(i)

	Principal Amount (000)
SHORT-TERM INVESTMENTS — 28.2%
CERTIFICATES OF DEPOSIT — 7.1%
Barclays Bank plc (United Kingdom) 2.69%, 2/13/2019	100,000	100,020
BNP Paribas SA (France)
(ICE LIBOR USD 1 Month + 0.30%), 2.61%, 5/13/2019(b)	100,000	100,000
China Construction Bank Corp. (China) 2.57%, 1/3/2019	25,000	25,003
Credit Agricole Corporate and Investment Bank (France)
(ICE LIBOR USD 1 Month + 0.30%), 2.65%, 5/2/2019(b)	250,000	250,000
Credit Industriel et Commercial (France)
(ICE LIBOR USD 1 Month + 0.29%), 2.59%, 3/1/2019(b)	50,000	50,023
Credit Suisse AG (Switzerland) (SOFRRATE + 0.27%), 2.51%, 4/4/2019(b)	50,000	49,978
Nordea Bank AB (Finland)
(ICE LIBOR USD 1 Month + 0.17%), 2.48%, 6/13/2019(b)	110,000	109,947
Societe Generale SA (France)
(ICE LIBOR USD 1 Month + 0.30%), 2.61%, 5/13/2019(b)	50,000	50,000
Sumitomo Mitsui Banking Corp. (Japan) 2.76%, 3/6/2019	73,500	73,508
Svenska Handelsbanken AB (Sweden)
(ICE LIBOR USD 1 Month + 0.26%), 2.60%, 2/28/2019(b)	50,000	50,019
(ICE LIBOR USD 1 Month + 0.17%), 2.48%, 6/13/2019(b)	50,000	49,963
Toronto-Dominion Bank (The) (Canada)
(ICE LIBOR USD 1 Month + 0.23%), 2.55%, 10/9/2019(b)	25,000	24,979

TOTAL CERTIFICATES OF DEPOSIT (Cost $933,500)		933,440

COMMERCIAL PAPER — 8.0%
ABN AMRO Funding USA LLC (Netherlands) 2.35%, 1/4/2019(a)(k)	50,000	49,882
Barton Capital LLC 2.49%, 1/9/2019(a)(k)	48,250	48,118
China Construction Bank Corp. (China)
2.57%, 1/2/2019(a)(k)	90,000	89,801
2.57%, 1/3/2019(a)(k)	50,000	49,886
Cooperatieve Rabobank UA (Netherlands)
(ICE LIBOR USD 1 Month + 0.20%), 2.51%, 12/24/2018(b)	49,000	49,007
Industrial & Commercial Bank of China Ltd. (China) 2.57%, 12/27/2018(a)(k)	275,000	274,505
Liberty Street Funding LLC
2.43%, 1/3/2019(a)(k)	45,000	44,898
2.46%, 1/24/2019(k)	50,000	49,807
2.46%, 1/28/2019(k)	7,000	6,971
Macquarie Bank Ltd. (Australia) 2.70%, 2/8/2019(a)(k)	190,000	189,020
Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.43%, 1/9/2019(a)(k)	69,900	69,718
Nieuw Amsterdam Receivables Corp. 2.72%, 3/1/2019(a)	35,000	34,753
Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.43%, 1/2/2019(a)(k)	25,000	24,948
Toronto-Dominion Bank (The) (Canada)
(ICE LIBOR USD 1 Month + 0.21%), 2.52%, 9/13/2019(a)(b)	70,000	69,939

TOTAL COMMERCIAL PAPER (Cost $1,051,322)		1,051,253

	Shares (000)
INVESTMENT COMPANIES — 6.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.10%(p)(q) (Cost $871,932)	871,932	871,932

	Principal Amount (000)
REPURCHASE AGREEMENTS — 2.7%
Citigroup Global Markets Holdings, Inc., 2.75%, dated 11/30/2018, due 1/18/2019, repurchase price $31,116, collateralized by Corporate Notes and Bonds, 4.19% - 10.50%, due 9/15/2020 - 4/1/2045, with the value of $33,481.	31,000	31,000
Citigroup Global Markets Holdings, Inc., 3.34%, dated 11/30/2018, due 3/27/2019, repurchase price $31,336, collateralized by Collateralized Mortgage Obligations, 1.62% - 5.97%, due 4/25/2034 - 1/26/2051, with the value of $33,480.	31,000	31,000

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount (000)	Value (000)
REPURCHASE AGREEMENTS — continued
Merrill Lynch PFS, Inc., 2.65%, dated 11/30/2018, due 1/3/2019, repurchase price $65,163, collateralized by Municipal Bonds, 0.00% - 6.25%, due 2/1/2019 - 8/1/2042 and Sovereign Government Securities, 6.88%, due 1/26/2027, with the value of $70,200.	65,000	65,000
Societe Generale SA, 2.32%, dated 11/30/2018, due 12/3/2018, repurchase price $230,044, collateralized by Corporate Notes and Bonds, 1.88% - 9.50%, due 6/15/2019 - 9/15/2056, Sovereign Government Securities, 2.88% - 10.63%, due 3/26/2019 - 3/14/2037, U.S. Government Securities, 0.00% - 1.13%, due 11/15/2019 - 11/15/2046, U.S. Treasury Securities, 0.00% - 6.25%, due 12/6/2018 - 8/15/2023, with the value of $241,280.	230,000	230,000

TOTAL REPURCHASE AGREEMENTS (Cost $357,000)		357,000

U.S. TREASURY OBLIGATIONS — 3.8%
U.S. Treasury Bills
2.20%, 12/11/2018	465,000	464,778
2.48%, 5/9/2019(k)(r)	24,390	24,129

TOTAL U.S. TREASURY OBLIGATIONS (Cost $488,842)		488,907

TOTAL SHORT-TERM INVESTMENTS (Cost $3,702,596)		3,702,532

TOTAL LONG POSITIONS (Cost $13,208,610)		13,122,583

SHORT POSITIONS — (0.1)%
CORPORATE BONDS — (0.1)%
Food Products — (0.1)%
Darling Ingredients, Inc. 5.38%, 1/15/2022	(10,000)	(10,038)

Health Care Equipment & Supplies — (0.0)%(c)
Mallinckrodt International Finance SA 4.75%, 4/15/2023	(5,000)	(4,100)

Media — (0.0)%(c)
Cablevision Systems Corp. 8.00%, 4/15/2020	(2,000)	(2,090)

TOTAL CORPORATE BONDS (Proceeds $(16,243))		(16,228)

TOTAL SHORT POSITIONS (Proceeds $(16,243))		(16,228)

Total Investments — 99.9% (Cost $13,192,367)		13,106,355
Other Assets Less Liabilities — 0.1%		22,267

Net Assets — 100.0%		13,128,622

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
EUR	Euro
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
ICE	Intercontinental Exchange
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SPDR	Standard & Poor’s Depository Receipts
SGD	Singapore Dollar
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2018.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(h)	Defaulted security.
(i)	Amount rounds to less than one thousand.
(j)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2018.
(k)	The rate shown is the effective yield as of November 30, 2018.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of November 30, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of November 30, 2018.
(p)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(q)	The rate shown is the current yield as of November 30, 2018.
(r)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Futures contracts outstanding as of November 30, 2018 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
3 Month Eurodollar	85	03/2019	USD	20,646	(13)
U.S. Treasury 5 Year Note	1,243	03/2019	USD	140,459	328

					315

Short Contracts
3 Month Eurodollar	(190)	12/2018	USD	(46,171)	58
Euro-Bobl	(8,093)	03/2019	EUR	(1,211,411)	(1,155)
U.S. Treasury 2 Year Note	(572)	03/2019	USD	(120,701)	(82)
U.S. Treasury 5 Year Note	(208)	03/2019	USD	(23,504)	(57)
U.S. Treasury 10 Year Note	(4,219)	03/2019	USD	(504,236)	(1,588)
U.S. Treasury Ultra Bond	(233)	03/2019	USD	(35,562)	(104)
3 Month Eurodollar	(27)	06/2019	USD	(6,554)	11
3 Month Eurodollar	(240)	09/2019	USD	(58,221)	44
3 Month Eurodollar	(644)	12/2019	USD	(156,130)	746
3 Month Eurodollar	(108)	06/2020	USD	(26,193)	5

					(2,122)

					(1,807)

Abbreviations

EUR	Euro
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of November 30, 2018 (amounts in thousands):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	16,461	USD	18,605	Morgan Stanley	12/4/2018	31
HKD	91,511	USD	11,695	Barclays Bank plc	12/4/2018	2
JPY	355,236	USD	3,124	Australia & New Zealand Banking Group Ltd.	12/4/2018	6
JPY	556,532	USD	4,893	BNP Paribas	12/4/2018	9
JPY	62,844	USD	552	National Australia Bank Ltd.	12/4/2018	1
SGD	8,127	USD	5,909	Australia & New Zealand Banking Group Ltd.	12/4/2018	15
USD	23,259	EUR	20,396	TD Bank Financial Group	12/4/2018	168
USD	11,789	GBP	9,238	TD Bank Financial Group	12/4/2018	17
USD	958	GBP	739	Union Bank of Switzerland AG	12/4/2018	16
USD	16,071	JPY	1,810,928	National Australia Bank Ltd.	12/4/2018	118
USD	40,848	EUR	34,647	State Street Corp.	12/20/2018	1,562
USD	22,492	EUR	19,178	TD Bank Financial Group	12/20/2018	746
USD	33,103	JPY	3,669,450	National Australia Bank Ltd.	12/20/2018	725
USD	26,689	JPY	2,928,420	State Street Corp.	12/20/2018	851
USD	4,474	EUR	3,935	TD Bank Financial Group	1/7/2019	4
USD	6,696	JPY	757,262	Goldman Sachs International	1/7/2019	1
USD	68,328	EUR	59,000	State Street Corp.	2/12/2019	1,092
ZAR	109,740	USD	7,457	National Australia Bank Ltd.	4/26/2019	323

Total unrealized appreciation						5,687

EUR	3,935	USD	4,459	TD Bank Financial Group	12/4/2018	(4)
GBP	925	USD	1,212	National Australia Bank Ltd.	12/4/2018	(33)
GBP	9,053	USD	11,681	TD Bank Financial Group	12/4/2018	(146)

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	757,262	USD	6,672	Goldman Sachs International	12/4/2018	(1)
JPY	79,054	USD	700	National Australia Bank Ltd.	12/4/2018	(4)
USD	10,674	HKD	83,661	Citibank, NA	12/4/2018	(19)
USD	1,003	HKD	7,850	State Street Corp.	12/4/2018	– (a)
USD	5,873	SGD	8,127	Citibank, NA	12/4/2018	(51)
EUR	15,342	USD	17,668	National Australia Bank Ltd.	12/20/2018	(272)
EUR	15,470	USD	17,708	Royal Bank of Canada	12/20/2018	(167)
EUR	23,013	USD	26,486	Union Bank of Switzerland AG	12/20/2018	(391)
JPY	6,597,870	USD	60,206	State Street Corp.	12/20/2018	(1,989)
USD	5,913	SGD	8,127	Australia & New Zealand Banking Group Ltd.	1/7/2019	(15)
JPY	7,790,800	USD	69,393	State Street Corp.	2/12/2019	(313)
USD	26,714	ZAR	391,940	State Street Corp.	4/26/2019	(1,073)
ZAR	282,200	USD	20,333	TD Bank Financial Group	4/26/2019	(326)

Total unrealized depreciation						(4,804)

Net unrealized appreciation						883

Abbreviations

EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand
(a)	Amount rounds to less than one thousand.

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Over the Counter (“OTC”) Credit default swap contracts outstanding—buy protection(1) as of November 30, 2018 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)		Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
ABX.HE.AAA.06-2‡	0.11	Monthly	Bank of America NA	5/25/2046	0.52	USD	14,170	2,771	(2,153)	618
ABX.HE.AAA.06-2‡	0.11	Monthly	Bank of America NA	5/25/2046	0.52	USD	6,970	1,309	(1,005)	304
ABX.HE.AAA.06-2‡	0.11	Monthly	Barclays Bank plc	5/25/2046	0.52	USD	13,370	3,973	(3,390)	583
ABX.HE.AAA.06-2‡	0.11	Monthly	Credit Suisse International	5/25/2046	0.52	USD	6,600	1,840	(1,552)	288
ABX.HE.AAA.06-2‡	0.11	Monthly	Credit Suisse International	5/25/2046	0.52	USD	13,380	3,405	(2,821)	584
CMBX.NA.A.6	2.00	Monthly	Barclays Bank plc	5/11/2063	2.50	USD	7,270	(118)	347	229
CMBX.NA.A.6	2.00	Monthly	Citibank, NA	5/11/2063	2.50	USD	7,000	(56)	277	221
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	2.50	USD	7,230	(108)	336	228
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	2.50	USD	7,220	(129)	356	227
CMBX.NA.A.6	2.00	Monthly	Morgan Stanley	5/11/2063	2.50	USD	7,260	(112)	340	228
CMBX.NA.AA.3	0.27	Monthly	Barclays Bank plc	12/13/2049	58.22	USD	14,100	8,000	(4,531)	3,469
CMBX.NA.AA.3	0.27	Monthly	Morgan Stanley	12/13/2049	58.22	USD	7,050	4,088	(2,353)	1,735
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	44.31	USD	6,900	5,854	(5,759)	95
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	44.31	USD	10,550	8,435	(8,289)	146

								39,152	(30,197)	8,955

OTC Credit default swap contracts outstanding—sell protection(2) as of November 30, 2018 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)		Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CMBX.NA.A.3	0.62	Monthly	Barclays Bank plc	12/13/2049	172.99	USD	14,100	(9,829)	7,693	(2,136)
CMBX.NA.A.3	0.62	Monthly	Morgan Stanley	12/13/2049	172.99	USD	7,050	(4,933)	3,864	(1,069)

								(14,762)	11,557	(3,205)

Centrally Cleared Credit default swap contracts outstanding—buy protection(1) as of November 30, 2018 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)		Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.EM.30-V1	1.00	Quarterly	12/20/2023	2.07	USD	118,970	5,541	(132)	5,409
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	12/20/2023	3.88	USD	14,770	1,984	(214)	1,770
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	12/20/2023	1.49	USD	136,080	1,326	1,454	2,780

							8,851	1,108	9,959

CDX.NA.HY.31-V1	5.00	Quarterly	12/20/2023	3.92	USD	38,000	(2,780)	701	(2,079)
CDX.NA.IG.25-V1	1.00	Quarterly	12/20/2020	0.41	USD	134,240	(1,775)	(75)	(1,850)

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)		Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)		Value ($)
CDX.NA.IG.31-V1	1.00	Quarterly	12/20/2023	0.76	USD	175,780	(3,411)	1,087		(2,324)
iTraxx Europe 30.1	1.00	Quarterly	12/20/2023	0.81	EUR	175,000	(3,118)	840		(2,278)
People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	12/20/2023	0.69	USD	780	(13)	—	(a)	(13)
People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	12/20/2023	0.69	USD	115,860	(1,965)	70		(1,895)

							(13,062)	2,623		(10,439)

							(4,211)	3,731		(480)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(3)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(4)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(5)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

OTC Total return swap contracts outstanding as of November 30, 2018 (amounts in thousands):

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Notional Amount		Upfront Payments (Receipts) ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
IOS Index 4.00% 30 year Fannie Mae Pools (2011)‡	4.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Bank of America NA	1/12/2042	USD	73,590	(283)	317	34
IOS Index 4.00% 30 year Fannie Mae Pools (2011)‡	4.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Citibank, NA	1/12/2042	USD	71,780	(51)	84	33
IOS Index 5.00% 30 year Fannie Mae Pools (2010)‡	5.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Citibank, NA	1/12/2041	USD	93,720	(311)	394	83
IOS Index 5.00% 30 year Fannie Mae Pools (2010)‡	5.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Credit Suisse International	1/12/2041	USD	109,972	(206)	303	97

								(851)	1,098	247

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Summary of total swap contracts outstanding as of November 30, 2018 (amounts in thousands):

	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	39,152	8,955
OTC Total return swap contracts outstanding	(851)	247

Total OTC swap contracts outstanding	38,301	9,202

Liabilities
OTC Credit default swap contracts outstanding - sell protection	(14,762)	(3,205)

Total OTC swap contracts outstanding	(14,762)	(3,205)

Abbreviations
ABX	Asset-Backed Securities Index
CDX	Credit Default Swap Index
CMBX	Commercial Mortgage-Backed Securities Index
EUR	Euro
LIBOR	London Interbank Offered Rate
USD	United States Dollar
(a)	Amount rounds to less than one thousand.
‡	Value determined using significant unobservable inputs.

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each Underlying Fund’s net asset values per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and Forward Foreign Currency Contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$—	$2,552		$2,552
Capital Markets	—	—	5,324		5,324
Chemicals	—	—	8,158		8,158
Commercial Services & Supplies	9	—	—	(a)	9
Communications Equipment	—	—	—	(a)	—	(a)
Energy Equipment & Services	—	—	306		306
Health Care Providers & Services	—	—	477		477
Oil, Gas & Consumable Fuels	3,597	—	1,049		4,646
Software	4,582	—	—	(a)	4,582
Specialty Retail	—	—	5,073		5,073
Other Common Stocks	37,543	—	—		37,543

Total Common Stocks	45,731	—	22,939		68,670

Preferred Stocks
Aerospace & Defense	—	—	5,403		5,403
Automobiles	—	—	—	(a)	—	(a)
Banks	3,968	—	—		3,968

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Capital Markets	—	—	3		3
Oil, Gas & Consumable Fuels	—	—	1,901		1,901
Specialty Retail	—	—	5,257		5,257
Other Preferred Stocks	—	27,582	—		27,582

Total Preferred Stocks	3,968	27,582	12,564		44,114

Convertible Preferred Stocks
Automobiles	—	—	—	(a)	—	(a)
Banks	14,838	—	—		14,838
Chemicals	3,690	—	—		3,690
Electric Utilities	5,167	—	—		5,167
Equity Real Estate Investment Trusts (REITs)	2,879	—	—		2,879
Food Products	2,422	—	—		2,422
Health Care Equipment & Supplies	6,653	—	—		6,653
Machinery	1,277	—	—		1,277
Multi-Utilities	4,950	—	—		4,950
Other Convertible Preferred Stocks	—	23,701	—		23,701

Total Convertible Preferred Stocks	41,876	23,701	—	(a)	65,577

Debt Securities
Asset-Backed Securities	—	385,318	684,611		1,069,929
Collateralized Mortgage Obligations	—	1,219,002	11,760		1,230,762
Commercial Mortgage-Backed Securities	—	14,233	29,484		43,717
Convertible Bonds
Other Convertible Bonds	—	185,891	—		185,891
Corporate Bonds
Chemicals	—	69,156	— (a	)	69,156
Commercial Services & Supplies	—	29,217	18,181		47,398
Communications Equipment	—	8,519	1,692		10,211
Consumer Finance	—	185,546	3,851		189,397
Electric Utilities	—	63,419	144		63,563
Energy Equipment & Services	—	38,390	1,906		40,296
Entertainment	$—	$10,421	$968		$11,389
Health Care Providers & Services	—	188,053	3,486		191,539
Hotels, Restaurants & Leisure	—	118,429	3,260		121,689
Metals & Mining	—	57,343	—	(a)	57,343
Oil, Gas & Consumable Fuels	—	163,568	2,754		166,322
Wireless Telecommunication Services	—	106,909	—	(a)	106,909
Other Corporate Bonds	—	2,417,718	—		2,417,718

Total Corporate Bonds	—	3,456,688	36,242		3,492,930

Foreign Government Securities	—	15,465	—		15,465
Private Placements
Commercial Loans	—	—	62,000		62,000
Residential Loans	—	—	40,600		40,600

Total Private Placements	—	—	102,600		102,600

Closed End Funds	117,598	—	—		117,598
U.S. Government Agency Securities	—	2,025,343	—		2,025,343
Exchange Traded Fund	43,761	—	—		43,761
Loan Assignments
Communications Equipment	—	10,723	1		10,724
Health Care Providers & Services	—	80,259	1,633		81,892
Leisure Products	—	13,534	3,175		16,709
Specialty Retail	—	54,964	6,450		61,414

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Other Loan Assignments	—	741,941	—		741,941

Total Loan Assignments	—	901,421	11,259		912,680

Options Purchased
Call Options Purchased	—	154	—		154
Warrants
Aerospace & Defense	—	—	—	(a)	— (a)
Road & Rail	—	—	—	(a)	— (a)

Total Warrants	$—	$—	$—	(a)	$— (a)

Rights
Independent Power and Renewable Electricity Producers	—	—	860		860
Short-Term Investments
Certificates of Deposit	—	933,440	—		933,440
Commercial Paper	—	1,051,253	—		1,051,253
Investment Companies	871,932	—	—		871,932
Repurchase Agreements	—	357,000	—		357,000
U.S. Treasury Obligations	—	488,907	—		488,907

Total Short-Term Investments	871,932	2,830,600	—		3,702,532

Total Investments in Securities	$1,124,866	$11,085,398	$912,319		$13,122,583

Liabilities
Debt Securities
Corporate Bonds
Other Corporate Bonds	$—	$(16,228)	$—		$(16,228)

Total Liabilities for Securities Sold Short	$—	$(16,228)	$—		$(16,228)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5,687	$—		$5,687
Futures Contracts	1,192	—	—		1,192
Swaps	—	17,365	1,098		18,463

Total Appreciation in Other Financial Instruments	$1,192	$23,052	$1,098		$25,342

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4,804)	$—		$(4,804)
Futures Contracts	(2,999)	—	—		(2,999)
Swaps	—	(21,353)	(10,921)		(32,274)

Total Depreciation in Other Financial Instruments	$(2,999)	$(26,157)	$(10,921)		$(40,077)

(a)	Amount rounds to less than one thousand.

Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the period ended November 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of February 28, 2018		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]		Transfers into Level 3		Transfers out of Level 3	Balance as of November 30, 2018
Investments in Securities
Asset-Backed Securities	$634,213		$2,860	$(7,243)	$2,493	$184,231		$(145,781)	$36,108		$(22,270)	$684,611
Collateralized Mortgage Obligations	84,727		1,257	(1,144)	(237)	5,320		(42,283)	—		(35,880)	11,760
Commercial Mortgage-Backed Securities	46,450		(2,896)	7,268	2	9,087		(25,906)	3,257		(7,778)	29,484
Common Stocks — Aerospace & Defense	—		—	(664)	—	3,216		—	—		—	2,552
Common Stocks — Capital Markets	4,982		—	342	—	—		—	—		—	5,324
Common Stocks — Chemicals	8,167		—	(9)	—	—		—	—		—	8,158
Common Stocks — Commercial Services & Supplies	—		—	— (a)	—	—		—	—		—	—	(a)
Common Stocks — Communications Equipment	2,988		—	(2,988)	—	—		—	—		—	—	(a)
Common Stocks — Energy Equipment & Services	—		—	306	—	—		—	—		—	306
Common Stocks — Health Care Providers & Services	617		—	(140)	—	—		—	—		—	477
Common Stocks — Oil, Gas & Consumable Fuels	842		—	207	—	—		—	—		—	1,049
Common Stocks — Software	—	(a)	—	— (a)	—	—		—	—		—	—	(a)
Common Stocks — Specialty Retail	2		(326)	424	—	4,973		— (a)	—		—	5,073
Convertible Bonds — Specialty Retail	—	(a)	(283)	325	—	—		(42)	—		—	—
Convertible Preferred Stocks — Automobiles	—	(a)	—	—	—	—		—	—		—	—	(a)
Corporate Bonds — Auto Components	—	(a)	16	— (a)	—	—		(16)	—		—	—
Corporate Bonds — Building Products	7,493		(520)	353	28	—		(7,354)	—		—	—
Corporate Bonds — Chemicals	—	(a)	— (a)	— (a)	—	—		— (a)	—		—	—	(a)
Corporate Bonds — Commercial Services & Supplies	—		—	(3,117)	7	—		—	21,291		—	18,181
Corporate Bonds — Communications Equipment	2,317		—	(669)	44	—		—	—		—	1,692
Corporate Bonds — Consumer Finance	—		—	(722)	1	—		—	4,572		—	3,851
Corporate Bonds — Electric Utilities	670		—	(526)	—	—		—	—		—	144
Corporate Bonds — Energy Equipment & Services	3,012		—	(1,459)	63	290		—	—		—	1,906
Corporate Bonds — Entertainment	—		—	(26)	—	—		—	994		—	968
Corporate Bonds — Health Care Providers & Services	3,556		— (a)	(394)	—	324		—	—		—	3,486
Corporate Bonds — Hotels, Restaurants & Leisure	—		—	(49)	—	—		—	3,309		—	3,260
Corporate Bonds — Metals & Mining	—	(a)	—	—	—	—		—	—		—	—	(a)
Corporate Bonds — Oil, Gas & Consumable Fuels	18		—	(1,522)	10	4,248		—	—		—	2,754
Corporate Bonds — Wireless Telecommunication Services	—		—	— (a)	—	—		—	—		—	—	(a)
Loan Assignments — Communications Equipment	—		—	— (a)	—	—		— (a)	1		—	1
Loan Assignments — Health Care Providers & Services	1,307		—	49	2	946		(671)	—		—	1,633
Loan Assignments — Leisure Products	—		—	—	—	3,175		—	—		—	3,175
Loan Assignments — Media	—	(a)	(10,307)	10,307	—	—		—	—		—	—
Loan Assignments — Oil, Gas & Consumable Fuels	2,014		(2,928)	2,670	—	—		(1,756)	—		—	—
Loan Assignments — Specialty Retail	—		—	1,939	—	4,511		—	—		—	6,450
Preferred Stocks — Aerospace & Defense	5,058		—	345	—	—		—	—		—	5,403
Preferred Stocks — Automobiles	—	(a)	—	—	—	—		—	—		—	—	(a)
Preferred Stocks — Capital Markets	843		—	(840)	—	—		—	—		—	3
Preferred Stocks — Oil, Gas & Consumable Fuels	1,583		—	318	—	—		—	—		—	1,901
Preferred Stocks — Specialty Retail	—		—	3,316	—	1,941	#	—	—	#	—	5,257
Private Placements — Commercial Loans	102,168		—	1,332	—	—	#	(41,500)	—	#	—	62,000
Private Placements — Residential Loans	72,735		—	—	—	—	#	(32,135)	—	#	—	40,600
Rights — Independent Power and Renewable Electricity Producers	805		—	55	—	—	#	—	—	#	—	860
Swaps	(183)		—	(112)	—	—	#	—	2,919	#	—	2,624
Warrants — Aerospace & Defense	—		—	(1)	—	1	#	—	—	#	—	—	(a)
Warrants — Road & Rail	—	(a)	—	—	—	—	#	—	—	#	—	—	(a)
Warrants — Specialty Retail	—	(a)	(2)	2	—	—	#	— (a)	—	#	—	—

Total	$986,384		$(13,129)	$7,933	$2,413	$222,263		$(297,444)	$72,451		$(65,928)	$914,943

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The change in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2018, which were valued using significant unobservable inputs (level 3) amounted to $(11,567,000).

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at November 30, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$8,158		Market Comparable Companies	EBITDA Multiple (a)	5.0x — 6.7x (6.7x)
	5,324		Comparable Transaction	Transaction Price	$19.50 ($19.50)
	3,600		Terms of Exchange Offer / Restructuring	Expected Recovery	$0.00 — $8.23 ($8.23)
				Liquidity Discount	20.00% (20.00%)

Common Stocks	17,082

	1,901		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	15.00% (15.00%)
	3		Market Comparable Companies	EBITDA Multiple (a)	6.7x (6.7x)
				Discount for potential outcome (b)	30.00% (30.00%)
	—	(c)	Pending Distibution Amount	Discount for potential outcome (b)	100.00% (100.00%)

Preferred Stocks	1,904

	9,468		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.42% — 33.57% (14.10%)
	—	(c)	Market Comparable Companies	EBITDA Multiple (a)	6.7x (6.7x)
	—	(c)	Pending Distibution Amount	Discount for potential outcome (b)	100.00% (100.00%)

Corporate Bonds	9,468

	102,600		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.38% — 9.88% (8.97%)

Private Placements	102,600

	684,611		Discounted Cash Flow	Constant Prepayment Rate	1.00% — 100.00% (9.25%)
				Constant Default Rate	0.00% — 6.60% (3.31%)
				Yield (Discount Rate of Cash Flows)	2.77% — 6.75% (3.97%)

Asset-Backed Securities	684,611

	6,477		Discounted Cash Flow	Constant Prepayment Rate	10.00% (10.00%)
				Yield (Discount Rate of Cash Flows)	2.91% — 3.98% (3.43%)
Collateralized Mortgage Obligations	6,477

	18,118		Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
				Constant Default Rate	0.00% — 3.00% (1.40%)
				Yield (Discount Rate of Cash Flows)	4.28% — 7.03% (5.57%)

Commercial Mortgage-Backed Securities	18,118

	1,633		Pending Distribution Amount	Expected Recovery	0.00% — 100.00% (100.00%)

Loan Assignments	1,633

	—	(c)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)
Warrants	—	(c)

Total	$841,893

#

The table above does not include certain level 3 securities that are valued by brokers and pricing services. At November 30, 2018, the value of these securities was $73,050,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Amount rounds to less than one thousand.

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

The Fund utilizes internal pricing matrices to derive a fair value for privately-placed mortgage loans on commercial, multi-family and cooperative apartment properties. These matrices utilize third-party broker indications of a yield spread over several maturities of Treasuries. Each mortgage loan is aligned with the appropriate pricing matrix based on sector, credit quality and average life. The daily fair value for these mortgage loans is calculated using the loan’s cash flows, discounted by a rate, which is compromised of the Treasury yield curve point plus the corresponding matrix yield spread. As of November 30, 2018, the total market value of matrix-priced securities represents 0.8% of the Fund’s net assets.

B. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes (1) — (4) below describe the various derivatives used by the Fund, tailor lettering for notes used.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its fund and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will nonoffset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for over the counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in market value on open future contracts are recorded as changes in unrealized appreciation or depreciation. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is considered restricted.

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including interest rate, credit default and total return swaps, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”), that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable Forward Foreign Currency Exchange Contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as Restricted cash. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management service to the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Return Swaps

The Fund used total return swaps to gain long and/or short exposure to an underlying index. To the extent the total return of the index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying index and interest rate obligations.

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — 94.6%(a)
Alaska — 0.3%
Housing — 0.0%(b)
Alaska Housing Finance Corp., General Mortgage Series A, Rev., 4.00%, 12/1/2018	20	20

Industrial Development Revenue/Pollution Control Revenue — 0.3%
Alaska Industrial Development and Export Authority, Providence Health and Services Series A, Rev., 5.50%, 10/1/2041	325	354

Total Alaska		374

Arizona — 2.3%
Education — 1.1%
Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC - Arizona State University Project
Rev., 5.00%, 7/1/2032	350	383
Rev., 5.00%, 7/1/2033	150	164
Rev., 5.00%, 7/1/2037	200	214
La Paz County Industrial Development Authority, Charter School Solutions-Harmony Public Schools Project
Rev., 5.00%, 2/15/2028	200	219
Rev., 5.00%, 2/15/2038	405	430

		1,410

Industrial Development Revenue/Pollution Control Revenue — 1.0%
Glendale Industrial Development Authority, Terraces of Phoenix Project Rev., 4.00%, 7/1/2028	450	441
Rev., 5.00%, 7/1/2033	600	634
Rev., 5.00%, 7/1/2038	300	311

		1,386

Utility — 0.2%
City of Mesa, Utility System Rev., AGM, 5.25%, 7/1/2029(c)	200	247

Total Arizona		3,043

California — 6.3%
Education — 1.9%
California Community College Financing Authority, Orange Coast Properties LLC - Orange Coast College Project
Rev., 5.00%, 5/1/2037	750	816
Rev., 5.00%, 5/1/2038	400	434
California Municipal Finance Authority, Charter School, The Palmdale Aerospace Academy Project Series 2018-A, Rev., 5.00%, 7/1/2038(d)	1,050	1,086
California School Facilities Financing Authority, Capital Appreciation, Azusa Unified School District Series A, Rev., AGM, Zero Coupon, 8/1/2030	200	135

		2,471

General Obligation — 0.4%
Pomona Unified School District Series C, GO, 6.00%, 8/1/2029(c)	160	212
San Mateo Union High School District, Capital Appreciation, Election of 2006 Series A, GO, Zero Coupon, 9/1/2028	100	68
Sunnyvale Elementary School District, Election 2004 Series C, GO, 5.50%, 9/1/2034	175	226

		506

Hospital — 2.5%
California Health Facilities Financing Authority, Children’s Hospital Series A, Rev., 5.00%, 8/15/2047	500	546
California Municipal Finance Authority, Eisenhower Medical Center Series B, Rev., 5.00%, 7/1/2047	200	216
California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2029	200	220
California Statewide Communities Development Authority, Adventist Health System Rev., 3.50%, 3/1/2038	2,000	1,849
Palomar Health Rev., 5.00%, 11/1/2039	500	530

		3,361

Housing — 0.4%
California Municipal Finance Authority, Linxs Apartments Project, Senior Lien
Rev., AMT, AGM, 3.25%, 12/31/2032	245	235
Rev., AMT, AGM, 3.50%, 12/31/2035	240	231

		466

Industrial Development Revenue/Pollution Control Revenue — 0.2%
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project Series B-2, Rev., AMT, 3.13%, 11/3/2025(e)	250	247

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — (continued)
Other Revenue — 0.7%
Golden State Tobacco Securitization Corp., Tobacco Settlement Series A-1, Rev., 3.50%, 6/1/2036	1,000	986

Utility — 0.2%
Los Angeles Department of Water and Power, Water System Series A, Rev., 5.25%, 7/1/2039	250	268

Total California		8,305

Colorado — 5.8%
Education — 1.2%
Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project
Rev., 5.00%, 12/1/2032	500	554
Rev., 5.00%, 12/1/2033	500	550
Rev., 4.00%, 12/1/2048	500	459

		1,563

General Obligation — 3.7%
Bradburn Metropolitan District No. 2
Series A, GO, 5.00%, 12/1/2038	500	509
Subseries B, GO, 7.25%, 12/15/2047	500	481
Cross Creek Metropolitan District No. 2, Unlimited Tax GO, AGM, 4.00%, 12/1/2045	2,000	1,966
Painted Prairie Metropolitain District No. 2 GO, 5.25%, 12/1/2048	2,000	1,957

		4,913

Hospital — 0.8%
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series A, Rev., 5.25%, 5/15/2028	1,000	1,094

Utility — 0.1%
Public Authority for Colorado Energy, Natural Gas Purchase Series 2008, Rev., 6.13%, 11/15/2023	110	125

Total Colorado		7,695

Connecticut — 1.0%
Education — 0.2%
Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series A, Rev., 5.25%, 11/15/2024	200	212

General Obligation — 0.8%
State of Connecticut Series A, GO, 5.00%, 4/15/2037	1,000	1,086

Total Connecticut		1,298

Delaware — 0.7%
Housing — 0.2%
Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	225	230

Industrial Development Revenue/Pollution Control Revenue — 0.5%
Delaware Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	700	752

Total Delaware		982

Florida — 5.2%
Education — 0.4%
Lakeland Educational Facilities, Southern College Project Series A, Rev., 5.00%, 9/1/2025	500	541

Hospital — 1.3%
Miami Beach Health Facilities Authority, Mount Sinai Medical Center Rev., 5.00%, 11/15/2029	545	594
Sarasota County Health Facilities Authority, Sunnyside Village Project Rev., 5.00%, 5/15/2038	1,050	1,132

		1,726

Housing — 0.1%
Florida Housing Finance Corp., Homeowner Mortgage Series 1, Rev., 5.00%, 7/1/2041	25	26
Florida Housing Finance Corp., Homeowner Mortgage Special Program Series A-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2028	55	55

		81

Other Revenue — 1.2%
Capital Trust Agency Inc., H-Bay Ministries, Inc., Superior Residences Project
Rev., 3.75%, 7/1/2023	190	191
Rev., 4.00%, 7/1/2028	375	363
Rev., 4.25%, 7/1/2033	610	580
Rev., 4.50%, 7/1/2038	500	471

		1,605

Prerefunded — 0.1%
City of Charlotte Rev., AGM, 5.25%, 10/1/2021(c)	70	76

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — (continued)
Utility — 2.1%
City of Charlotte Rev., AGM, 5.25%, 10/1/2024	130	141
County of Palm Beach Series 2018-A, Rev., 4.25%, 4/2/2022(e)	1,000	1,003
County of Palm Beach, Tuscan Gardens of Delray Beach Project Series 2018-C, Rev., 6.25%, 4/2/2022(e)	1,000	1,003
JEA Electric System Series B, Rev., 5.00%, 10/1/2034	25	27
Tampa Bay Water Utility System, Revenue Refunding and Improvement Series A, Rev., NATL-RE, 6.00%, 10/1/2029	500	646

		2,820

Total Florida		6,849

Georgia — 1.2%
Housing — 0.0%(b)
Georgia Housing and Finance Authority, Single Family Mortgage Series B, Rev., 4.00%, 12/1/2029	30	31

Other Revenue — 0.2%
Downtown Smyrna Development Authority Rev., 5.25%, 2/1/2028	240	276

Transportation — 0.4%
City of Atlanta, Airport Series C, Rev., 5.00%, 1/1/2042	500	528

Utility — 0.6%
Burke County Development Authority, Oglethorpe Power Corp., Vogtle Project Rev., 4.13%, 11/1/2045	750	715

Total Georgia		1,550

Guam — 0.2%
Water & Sewer — 0.2%
Guam Government Waterworks Authority, Water and Wastewater System (Guam) Rev., 5.00%, 7/1/2019	200	203

Idaho — 0.7%
Education — 0.7%
Idaho Housing and Finance Association, Compass Public Charter School, Inc. Project
Series A, Rev., 4.63%, 7/1/2029(d)	180	180
Series A, Rev., 6.00%, 7/1/2039(d)	730	760

Total Idaho		940

Illinois — 5.1%
General Obligation — 2.7%
Chicago Board of Education Series A, GO, AGM, 5.00%, 12/1/2035	250	271
Des Plaines Valley Public Library District GO, 5.50%, 1/1/2030	125	129
Greater Chicago Metropolitan Water Reclamation District Series C, GO, 5.25%, 12/1/2027	50	59
State of Illinois
Series A, GO, 5.00%, 10/1/2026	1,000	1,057
Series D, GO, 5.00%, 11/1/2028	1,500	1,578
Series A, GO, 5.00%, 5/1/2030	395	414

		3,508

Other Revenue — 1.5%
Metropolitan Pier and Exposition Authority, Mccormick Place Expansion Project Series B, Rev., 5.00%, 12/15/2028	1,610	1,687
Railsplitter Tobacco Settlement Authority
Rev., 5.13%, 6/1/2019	180	183
Rev., 5.25%, 6/1/2021	130	139

		2,009

Prerefunded — 0.1%
Lake County Community Consolidated School District No. 50 Woodland Series C, GO, 5.25%, 1/1/2021(c)	150	160

Transportation — 0.6%
Chicago O’Hare International Airport, Transportation Infrastructure Properties LLC (TRIPS) Obligated Group Rev., AMT, 5.00%, 7/1/2038	500	545
Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	250	291

		836

Water & Sewer — 0.2%
City of Chicago, Waterworks, Second Lien Rev., AMBAC, BHAC-CR, 5.75%, 11/1/2030	150	177

Total Illinois		6,690

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — (continued)
Indiana — 1.4%
Education — 1.2%
City of Anderson, Economic Development, Anderson University Rev., 6.00%, 10/1/2042	1,500	1,557

Housing — 0.0%(b)
Indiana Housing and Community Development Authority, Home First Mortgage
Series C, Rev., GNMA/FNMA/FHLMC, 4.50%, 12/1/2027	40	41
Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	15	15

		56

Water & Sewer — 0.2%
Indiana State Finance Authority, Wastewater Utility, First Lien Series A, Rev., 5.25%, 10/1/2031	250	271

Total Indiana		1,884

Iowa — 1.4%
Education — 0.4%
Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 3.75%, 12/1/2033	550	537

Utility — 1.0%
Iowa Finance Authority, Phs Council Bluffs, Inc. Project
Rev., 3.95%, 8/1/2023	150	151
Rev., 4.45%, 8/1/2028	250	250
Rev., 5.00%, 8/1/2033	485	490
Rev., 5.00%, 8/1/2038	370	367

		1,258

Total Iowa		1,795

Kansas — 1.8%
Hospital — 1.8%
City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc.
Series A, Rev., 5.00%, 5/15/2032	500	528
Series A, Rev., 5.00%, 5/15/2039	850	866
City of Wichita, Health Care Facilities, Presbyterian Manors, Inc.
Series I, Rev., 5.00%, 5/15/2033	500	513
Series I, Rev., 5.00%, 5/15/2038	500	505

Total Kansas		2,412

Kentucky — 1.1%
Hospital — 1.1%
City of Ashland, Kings Daughters Medical Center
Rev., 4.00%, 2/1/2036	1,000	967
Rev., 5.00%, 2/1/2040	500	522

Total Kentucky		1,489

Louisiana — 0.7%
Hospital — 0.4%
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2042	500	536

Housing — 0.0%(b)
East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program
Series A-2, Rev., GNMA/FNMA/FHLMC, 3.90%, 4/1/2019	15	15
Series A-2, Rev., GNMA/FNMA/FHLMC, 4.75%, 10/1/2029	40	40

		55

Transportation — 0.3%
New Orleans Aviation Board, General Airport, North Terminal Project Series B, Rev., AMT, 5.00%, 1/1/2048	250	269
New Orleans Aviation Board, Gulf Opportunity Zone, Consolidated Rental Car Series A, Rev., 5.50%, 1/1/2019(c)	125	125

		394

Total Louisiana		985

Maine — 0.0%(b)
Prerefunded — 0.0%(b)
Maine Health and Higher Educational Facilities Authority Series A, Rev., 5.00%, 7/1/2023(c)	25	28

Maryland — 1.6%
Education — 1.2%
County of Frederick, Educational Facilities, Mount St. Mary’s University Series A, Rev., 5.00%, 9/1/2037(d)	1,500	1,564

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — (continued)
Hospital — 0.4%
Maryland Health and Higher Educational Facilities Authority, Broadmead Issue Series A, Rev., 5.00%, 7/1/2032	500	553

Transportation — 0.0%(b)
Maryland Economic Development Corp. Series A, Rev., 5.13%, 6/1/2020(c)	65	67

Total Maryland		2,184

Massachusetts — 4.7%
Education — 2.6%
Massachusetts Development Finance Agency, Emerson College
Rev., 5.00%, 1/1/2037	500	538
Rev., 5.00%, 1/1/2038	405	434
Rev., 5.00%, 1/1/2043	500	532
Massachusetts Development Finance Agency, Emmanuel College Series A, Rev., 5.00%, 10/1/2043	500	525
Massachusetts Educational Financing Authority Series B, Rev., AMT, 3.63%, 7/1/2034	1,000	972
Massachusetts State College Building Authority Series B, Rev., XLCA, 5.50%, 5/1/2028	350	417

		3,418

Other Revenue — 1.3%
Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Rev., 4.13%, 10/1/2042(d)	2,000	1,767

Transportation — 0.7%
Massachusetts Bay Transportation Authority Series B, Rev., NATL-RE, 5.50%, 7/1/2028	300	374
Massachusetts Port Authority Series A, Rev., 5.00%, 7/1/2044	500	545

		919

Water & Sewer — 0.1%
Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2032	100	125

Total Massachusetts		6,229

Michigan — 0.4%
Industrial Development Revenue/Pollution Control Revenue — 0.1%
Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	85	88

Transportation — 0.3%
Wayne County Airport Authority, Detroit Metropolitan Airport Series B, Rev., AMT, 5.00%, 12/1/2021	400	430

Total Michigan		518

Minnesota — 2.4%
General Obligation — 1.2%
Windom Independent School District No. 177, School Building Bond Series A, GO, 3.13%, 2/1/2034	1,680	1,562

Hospital — 0.6%
City of Minneapolis, Health Care System, Fairview Health Services Series A, Rev., 4.00%, 11/15/2038	750	747

Housing — 0.6%
City of Apple Valley, Minnesota Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	750	717
Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs
Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	7	7
Series A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	105	107
Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program Series A, Rev., GNMA/FNMA/FHLMC, 4.25%, 7/1/2028	15	15
Minnesota Housing Finance Agency, Residential Housing Finance Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	15	15

		861

Total Minnesota		3,170

Mississippi — 0.2%
Other Revenue — 0.2%
Mississippi Development Bank, Harrison County, Coliseum and Convention Center Series A, Rev., 5.25%, 1/1/2030	160	188
Series A, Rev., 5.25%, 1/1/2034	100	116

Total Mississippi		304

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — (continued)
Missouri — 1.1%
General Obligation — 0.2%
Independence School District, Direct Deposit Program Series A, GO, 5.25%, 3/1/2031	250	267

Housing — 0.1%
Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program
Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	55	57
Series E-4, Rev., GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	50	51

		108

Industrial Development Revenue/Pollution Control Revenue — 0.5%
St Louis County Industrial Development Authority, Friendship Village Series 2018-A, Rev., 5.00%, 9/1/2028	630	660

Transportation — 0.3%
Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2025	400	464

Total Missouri		1,499

Montana — 1.2%
General Obligation — 0.3%
Cascade County Elementary School District No. 1 Great Falls, School Building GO, 3.63%, 7/1/2038	335	328

Hospital — 0.7%
Montana Facility Finance Authority, Bozeman Deaconess Health Services Obligated Group Rev., 3.63%, 6/1/2043	1,000	948

Housing — 0.1%
Montana Board of Housing, Single Family Homeownership Series A-2, Rev., AMT, 4.00%, 12/1/2038	150	154

Transportation — 0.1%
City of Billings, Airport Series A, Rev., AMT, 5.00%, 7/1/2020	100	104

Total Montana		1,534

Nevada — 0.3%
Transportation — 0.3%
City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Rev., AGM, 4.00%, 6/1/2048	375	359

New Hampshire — 0.3%
Education — 0.3%
City of Manchester, School Facilities
Rev., NATL-RE, 5.50%, 6/1/2026	200	237
Rev., NATL-RE, 5.50%, 6/1/2027	100	120

		357

Housing — 0.0%(b)
New Hampshire Housing Finance Authority, Single Family Mortgage Series A, Rev., 5.25%, 7/1/2028	40	41

Total New Hampshire		398

New Jersey — 6.4%
Education — 1.6%
New Jersey Higher Education Student Assistance Authority, Senior Student Loan
Series A, Rev., AMT, 3.75%, 12/1/2031	750	738
Series A, Rev., AMT, 4.00%, 12/1/2032	400	403
Series A, Rev., AMT, 4.00%, 12/1/2033	500	501
Series A, Rev., AMT, 4.00%, 12/1/2034	300	297
Series A, Rev., AMT, 4.00%, 12/1/2035	200	199

		2,138

Hospital — 1.2%
New Jersey Health Care Facilities Financing Authority, St. Josephs Healthcare System Rev., 5.00%, 7/1/2041	1,500	1,577

Industrial Development Revenue/Pollution Control Revenue — 2.2%
New Jersey Economic Development Authority, Charter School, Golden Door Charter School Project
Series 2018-A, Rev., 5.13%, 11/1/2029(d)	210	210
Series 2018-A, Rev., 6.25%, 11/1/2038(d)	525	554
New Jersey Economic Development Authority, Charter School, Marion P. Thomas Charter School, Inc. Project Series 2018-A, Rev., 5.00%, 10/1/2033(d)	1,000	974
New Jersey Economic Development Authority, State House Project Series B, Rev., 4.13%, 6/15/2039	1,200	1,204

		2,942

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Transportation — 1.4%
New Jersey EDA, Motor Vehicle Surplus Series A, Rev., NATL-RE, 5.25%, 7/1/2024	380	427
New Jersey Transportation Trust Fund Authority, Transportation Program Series AA, Rev., 5.25%, 6/15/2033	1,335	1,429

		1,856

Total New Jersey		8,513

New Mexico — 0.1%
Housing — 0.1%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program
Series B, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 3/1/2028	70	72
Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	35	36
Series B-2, Class I, Rev., GNMA/FNMA/FHLMC, 5.65%, 9/1/2039	5	5

Total New Mexico		113

New York — 4.2%
Education — 1.4%
Build Resource Corp., Inwood Academy for Leadership Charter School Project
Rev., 4.88%, 5/1/2031(d)	500	501
Rev., 5.13%, 5/1/2038(d)	250	246
Onondaga Civic Development Corp., Le Moyne College Project
Rev., 5.00%, 1/1/2037	300	324
Rev., 5.00%, 1/1/2038	200	216
Rev., 5.00%, 1/1/2043	500	535

		1,822

Hospital — 0.7%
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project Rev., 4.00%, 11/1/2042	1,000	957

Other Revenue — 0.8%
New York Liberty Development Corp., Goldman Sachs Headquarters Rev., 5.25%, 10/1/2035	525	626
New York State Environmental Facilities Corp., Revolving Funds, Pooled Financing Series B, Rev., 5.50%, 10/15/2030(c)	390	496

		1,122

Transportation — 0.7%
New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project
Rev., AMT, 4.00%, 1/1/2036	500	489
Rev., AMT, 5.00%, 1/1/2036	375	406

		895

Water & Sewer — 0.6%
New York City Municipal Water Finance Authority, Second General Resolution
Series EE, Rev., 5.38%, 6/15/2043	440	471
Series BB, Rev., 5.25%, 6/15/2044	250	271

		742

Total New York		5,538

North Dakota — 0.2%
Housing — 0.0%(b)
North Dakota Housing Finance Agency, Home Mortgage Finance Program Series A, Rev., 3.75%, 7/1/2042	70	71

Utility — 0.2%
McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	210	217

Total North Dakota		288

Ohio — 4.5%
Education — 1.1%
Ohio Higher Educational Facility Commission, The Cleveland Institute of Art 2018 Project
Rev., 5.00%, 12/1/2028	500	518
Rev., 5.00%, 12/1/2033	270	272
Rev., 5.00%, 12/1/2038	685	674

		1,464

General Obligation — 0.2%
County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction and Improvement GO, NATL-RE, 5.25%, 12/1/2025	185	220
Greene County Series A, GO, AMBAC, 5.25%, 12/1/2028	45	54

		274

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Hospital — 1.5%
City of Centerville, Graceworks Lutheran Services Rev., 5.00%, 11/1/2027	380	406
County of Cuyahoga, Metrohealth System Rev., 5.00%, 2/15/2042	1,500	1,532
Franklin County Health Care Improvement, Presbyterian Services Series A, Rev., 5.00%, 7/1/2020	100	100

		2,038

Housing — 0.1%
Ohio Housing Finance Agency, Single Family Mortgage
Series 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2028	30	31
Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	30	30

		61

Transportation — 1.6%
Cleveland-Cuyahoga County, Port Authority, Cultural Facility, Playhouse Square Foundation Project
Rev., 5.00%, 12/1/2033	1,000	1,075
Rev., 5.25%, 12/1/2038	500	537
Rev., 5.50%, 12/1/2043	500	542

		2,154

Total Ohio		5,991

Oklahoma — 1.6%
Hospital — 0.8%
Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series B, Rev., 5.00%, 8/15/2038	1,000	1,057

Transportation — 0.6%
Tulsa Airports Improvement Trust
Series A, Rev., AMT, 5.00%, 6/1/2024	300	334
Series A, Rev., AMT, 5.00%, 6/1/2025	420	467

		801

Water & Sewer — 0.2%
Oklahoma City Water Utilities Trust, Water and Sewer System Rev., 5.38%, 7/1/2040	220	237

Total Oklahoma		2,095

Oregon — 1.5%
General Obligation — 0.2%
Clackamas County School District No. 7J, Lake Oswego GO, AGM, 5.25%, 6/1/2025	165	192
Linn County Community School District No. 9 Lebanon GO, NATL-RE, 5.50%, 6/15/2030	20	25

		217

Hospital — 1.2%
Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project
Rev., 5.00%, 5/15/2038	220	230
Rev., 5.00%, 5/15/2043	310	320
Salem Hospital Facility Authority, Capital Manor Project Rev., 5.00%, 5/15/2038	1,000	1,083

		1,633

Housing — 0.0%(b)
Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	35	36

Prerefunded — 0.1%
State of Oregon, University Systems Projects Series G, GO, 5.25%, 8/2/2021(c)	105	114

Total Oregon		2,000

Pennsylvania — 8.9%
Education — 1.6%
Allegheny County Higher Education Building Authority, Duquesne University Series A, Rev., 5.00%, 3/1/2020	160	165
Chambersburg Area Municipal Authority, Wilson College Rev., 5.50%, 10/1/2033	2,000	1,988

		2,153

General Obligation — 3.4%
Aliquippa School District
GO, 3.75%, 12/1/2033	2,000	2,014
GO, 3.88%, 12/1/2037	1,250	1,253
The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,250

		4,517

Hospital — 2.6%
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Rev., 4.00%, 4/1/2038	500	489
Berks County Industrial Development Authority, Healthcare Facilities
Rev., 5.00%, 5/15/2033	500	542
Rev., 5.00%, 5/15/2038	500	533

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Hospital — continued
Berks County Industrial Development Authority, Healthcare Facilities, The Highlands at Wyomissing Series 2017-A, Rev., 5.00%, 5/15/2037	250	267
DuBois Hospital Authority, Penn Highlands Healthcare Rev., 4.00%, 7/15/2048	800	768
West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project Rev., 5.00%, 12/15/2038	750	803

		3,402

Housing — 0.0%(b)
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 112, Rev., 5.00%, 4/1/2028	60	62

Industrial Development Revenue/Pollution Control Revenue — 0.6%
Philadelphia Authority for Industrial Development, International Education and Community Initiatives Project Series 2018-A, Rev., 4.50%, 6/1/2029(d)	780	771

Other Revenue — 0.4%
Allentown Neighborhood Improvement Zone Development Authority, City Center Project
Rev., 5.00%, 5/1/2033(d)	250	269
Rev., 5.00%, 5/1/2042(d)	250	261

		530

Transportation — 0.3%
Allegheny County Airport Authority, Pittsburgh International Airport Series A-1, Rev., 5.00%, 1/1/2026	350	373

Total Pennsylvania		11,808

Rhode Island — 0.3%
Education — 0.1%
Rhode Island Student Loan Authority, Senior Series A, Rev., AMT, 5.00%, 12/1/2024	100	110

Transportation — 0.2%
Rhode Island Economic Development Corp. Series B, Rev., 5.00%, 7/1/2022	250	271

Total Rhode Island		381

South Dakota — 0.5%
Education — 0.4%
South Dakota State Health and Educational Facilities Authority, Sanford Health Rev., 5.00%, 11/1/2045	500	530

Housing — 0.1%
South Dakota Housing Development Authority, Homeownership Mortgage Series A, Rev., AMT, 4.50%, 5/1/2031	75	78

Total South Dakota		608

Tennessee — 0.8%
Housing — 0.8%
Nashville Metropolitan Development and Housing Agency, Tax Increment, Fifth Broadway Development Project
4.50%, 6/1/2028(d)	500	505
5.13%, 6/1/2036(d)	425	441
Tennessee Housing Development Agency, Homeownership Program
Series A, Rev., AMT, 4.50%, 7/1/2031	50	51
Series 1A, Rev., AMT, 4.50%, 1/1/2038	100	103

Total Tennessee		1,100

Texas — 4.5%
Education — 2.6%
New Hope Cultural Education Facilities Finance Corp., Legacy Midtown Park Project Series A, Rev., 5.50%, 7/1/2054	1,000	992
New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project Rev., 5.00%, 10/1/2039	1,000	985
Newark Higher Education Finance Corp., Austin Achieve Public Schools, Inc.
Rev., 4.25%, 6/15/2028	150	148
Rev., 5.00%, 6/15/2033	150	152
Rev., 5.00%, 6/15/2038	250	252
Tarrant County Cultural Education Facilities Finance Corp., Hospital, Cook Children’s Medical Center Series A, Rev., 5.25%, 12/1/2039	170	187
University of Texas System
Series B, Rev., 5.25%, 7/1/2028	140	171
Series B, Rev., 5.25%, 7/1/2030	395	491

		3,378

General Obligation — 0.2%
North East Independent School District GO, PSF-GTD, 5.25%, 2/1/2027	200	239

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Hospital — 0.7%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project Rev., 4.00%, 7/15/2045	940	868

Housing — 0.0%(b)
Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	45	47

Other Revenue — 0.8%
City of Temple,Reinvestment Zone Series A, 5.00%, 8/1/2028(d)	1,000	1,059

Prerefunded — 0.1%
La Vernia Higher Education Finance Corp., Lifeschool of Dallas Series A, Rev., 6.25%, 8/15/2019(c)	60	62
Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Inc. Series A, Rev., 6.00%, 2/15/2020(c)	100	104

		166

Transportation — 0.1%
Dallas Area Rapid Transit, Senior Lien Rev., AMBAC, 5.25%, 12/1/2029	130	159

Water & Sewer — 0.0%(b)
City of Houston, Capital Appreciation Series A, Rev., AGM, Zero Coupon, 12/1/2027(c)	30	23

Total Texas		5,939

Utah — 0.5%
Other Revenue — 0.5%
Utah Transit Authority, Sales Tax
Series C, Rev., AGM, 5.25%, 6/15/2025	40	47
Series C, Rev., AGM, 5.25%, 6/15/2032	450	552

Total Utah		599

Vermont — 0.5%
Education — 0.5%
Vermont Student Assistance Corp., Education Loan
Series A, Rev., AMT, 4.00%, 6/15/2032	200	198
Series A, Rev., AMT, 4.00%, 6/15/2033	250	247
Series A, Rev., AMT, 4.00%, 6/15/2034	200	197

Total Vermont		642

Virginia — 0.6%
Education — 0.6%
Danville Industrial Development Authority, Averett University Series A, Rev., 4.75%, 10/1/2032	760	744

Prerefunded — 0.0%(b)
Virginia Resources Authority, Infrastructure, Pooled Financing Program Series A, Rev., 5.00%, 11/1/2021(c)	70	76

Total Virginia		820

Washington — 7.2%
General Obligation — 1.8%
Pend Oreille County, Public Hospital District No. 1
GO, 5.00%, 12/1/2033	1,000	1,085
GO, 5.00%, 12/1/2038	1,255	1,338

		2,423

Housing — 1.4%
Washington State Housing Finance Commission, Homeownership Program Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 4/1/2029	45	46
Washington State Housing Finance Commission, The Heart Stone Project
Rev., 4.50%, 7/1/2028(d)	965	987
Rev., 5.00%, 7/1/2038(d)	825	852

		1,885

Other Revenue — 1.1%
Washington State Housing Finance Commission, Judson Park Project
Rev., 4.00%, 7/1/2028(d)	535	521
Rev., 5.00%, 7/1/2033(d)	535	558
Rev., 5.00%, 7/1/2038(d)	300	307

		1,386

Utility — 2.9%
Pend Oreille County, Public Utility District No. 1, Box Canyon Production System Rev., 5.00%, 1/1/2039	3,605	3,843

Total Washington		9,537

Wisconsin — 4.9%
Education — 3.5%
Public Finance Authority, Community School of Davidson Project
Rev., 3.75%, 10/1/2023	365	365
Rev., 5.00%, 10/1/2033	775	784

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Education — continued
Wisconsin Health and Educational Facilities Authority, Beloit College
Rev., 5.00%, 7/1/2036	615	602
Rev., 5.00%, 7/1/2039	1,540	1,474
Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc. Project Series A, Rev., 4.25%, 9/15/2035	1,500	1,429

		4,654

Other Revenue — 1.4%
Public Finance Authority Rev., 4.25%, 10/1/2038(d)	2,000	1,886

Total Wisconsin		6,540

Wyoming — 0.0%(b)
Housing — 0.0%(b)
Wyoming Community Development Authority Housing Series 1, Rev., AMT, 4.00%, 6/1/2032	15	15

TOTAL MUNICIPAL BONDS (Cost $125,587)		125,244

LOAN ASSIGNMENTS — 3.3%(f)
Chemicals — 0.2%
Gemini HDPE LLC, Advance (ICE LIBOR USD 3 Month + 2.50%), 5.03%, 8/7/2024(g)	210	209

Diversified Consumer Services — 0.2%
Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.69%, 11/14/2022(g)	236	231

Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA, 1st Lien Term Loan (Luxembourg) (ICE LIBOR USD 1 Month + 3.75%), 6.07%, 11/27/2023(g)	150	149
Securus Technologies Holdings, Inc., 1st Lien, Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.84%, 11/1/2024(g)(h)	20	20

		169

Electric Utilities — 0.6%
Vistra Operations Co. LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.34%, 8/4/2023(g)	800	788

Food & Staples Retailing — 0.6%
Albertson’s LLC, 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.00%), 5.38%, 12/21/2022(g)	735	723
(ICE LIBOR USD 3 Month + 3.00%), 5.69%, 6/22/2023(g)	97	95

		818

Hotels, Restaurants & Leisure — 0.0%(b)
IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.57%, 2/5/2025(g)	42	41

IT Services — 0.4%
First Data Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 2.00%), 4.32%, 7/8/2022(g)	36	35
(ICE LIBOR USD 1 Month + 2.00%), 4.32%, 4/26/2024(g)	472	463

		498

Media — 0.1%
Tribune Media Co., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.34%, 12/27/2020(g)	100	100
Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 5.09%, 3/15/2024(g)	53	49

		149

Oil, Gas & Consumable Fuels — 0.7%
Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 7.64%, 8/25/2023(g)	1,118	891

Pharmaceuticals — 0.2%
Concordia Healthcare Corp., Initial Dollar Term Loan (Canada) (ICE LIBOR USD 1 Month + 5.50%), 7.82%, 9/6/2024(g)	258	249

Semiconductors & Semiconductor Equipment — 0.2%
Versum Materials, Inc., Senior Secured Term Loan B (ICE LIBOR USD 3 Month + 2.00%), 4.39%, 9/29/2023(g)	323	322

Textiles, Apparel & Luxury Goods — 0.0%(b)
Nine West Holdings, Inc., Initial Loan (1-MONTH PRIME + 2.75%), 8.00%, 10/8/2019(g)	64	62

TOTAL LOAN ASSIGNMENTS (Cost $4,673)		4,427

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)		Value ($000)
U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Notes 2.88%, 8/15/2028 (Cost $2,010)	2,000		1,977

	Shares (000)
COMMON STOCKS — 0.0%(b)
Oil, Gas & Consumable Fuels — 0.0%(b)
Southcross Holdco Equity*‡ (Cost $11)	—	(i)	31

Total Investments — 99.4% (Cost $132,281)			131,679
Other Assets Less Liabilities — 0.6%			764

Net Assets — 100.0%			132,443

Percentages indicated are based on net assets.

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CHESLA	Connecticut Higher Education Supplemental Loan Authority
CR	Custodial Receipts
EDA	Economic Development Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
IRB	Interest Rate Reduction Bond
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
XLCA	Insured by XL Capital Assurance
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(f)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(h)	All or a portion of this security is unsettled as of November 30, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(i)	Amount rounds to less than one thousand.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan High Yield Municipal Fund

(Formerly JPMorgan Tax Aware High Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds	$—	$125,244	$—	$125,244
Common Stocks
Oil, Gas & Consumable Fuels	—	—	31	31
U.S. Treasury Obligations	—	1,977	—	1,977
Loan Assignments
Other Loan Assignments	—	4,427	—	4,427

Total Investments in Securities	$—	$131,648	$31	$131,679

There were no transfers among any levels during the period ended November 30, 2018.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments(a)	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — 81.6%
Alabama — 0.3%
East Alabama Health Care Authority Series B, Rev., VRDO, 1.72%, 12/7/2018(b)	29,745	29,745
Mobile County IDA, PCR, ExxonMobil Project Rev., VRDO, 1.70%, 12/3/2018(b)	2,575	2,575
Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project
Series A, Rev., VRDO, LOC: Bank of America NA, 1.73%, 12/7/2018(b)(c)	6,970	6,970
Series B, Rev., VRDO, LOC: Societe Generale, 1.76%, 12/7/2018(b)(c)	4,970	4,970

		44,260

Alaska — 1.3%
Alaska Housing Finance Corp. Series B, Rev., VRDO, 1.73%, 12/7/2018(b)	9,700	9,700
Alaska Housing Finance Corp., Home Mortgage
Series A, Rev., VRDO, 1.66%, 12/7/2018(b)	52,765	52,765
Series B, Rev., VRDO, BAN, 1.66%, 12/7/2018(b)	19,265	19,265
Series D, Rev., VRDO, 1.66%, 12/7/2018(b)	42,395	42,395
Series A, Rev., VRDO, 1.69%, 12/7/2018(b)	14,440	14,440
Series B, Rev., VRDO, 1.69%, 12/7/2018(b)	14,420	14,420
Series D, Rev., VRDO, 1.73%, 12/7/2018(b)	35,640	35,640
Alaska Housing Finance Corp., Various, Governmental Purpose Series A, Rev., VRDO, 1.65%, 12/7/2018(b)	20,155	20,155
City of Valdez, Exxon Pipeline Co. Project
Series A, Rev., VRDO, 1.70%, 12/3/2018(b)	2,525	2,525
Series B, Rev., VRDO, 1.70%, 12/3/2018(b)	4,750	4,750
Series C, Rev., VRDO, 1.70%, 12/3/2018(b)	11,280	11,280

		227,335

Arizona — 0.9%
Arizona Health Facilities Authority, Banner Health
Series G, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.71%, 12/7/2018(b)	16,590	16,590
Series H, Rev., VRDO, LOC: Northern Trust Co., 1.74%, 12/7/2018(b)	40,315	40,315
Arizona Health Facilities Authority, Catholic Healthcare West Loan 2008 Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.69%, 12/7/2018(b)	3,200	3,200
Arizona State University Series A, Rev., VRDO, 1.65%, 12/7/2018(b)	15,350	15,350
Industrial Development Authority of the City of Phoenix (The), Arizona Health Care Facilities, Mayo Clinic Series A, Rev., VRDO, 1.66%, 12/3/2018(b)	19,475	19,475
Maricopa County Industrial Development Authority, Multifamily Housing, San Clemente Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.73%, 12/7/2018(b)	18,200	18,200
Phoenix City IDA, Multi-Family Housing, Del Mar Terrace Apartments Project Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.75%, 12/7/2018(b)	2,000	2,000
Salt River Pima-Maricopa Indian Community Rev., VRDO, LOC: Bank of America NA, 1.72%, 12/7/2018(b)	34,655	34,655

		149,785

California — 1.9%
California Pollution Control Financing Authority, Solid Waste Disposal, Recology, Inc. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.64%, 12/7/2018(b)	11,385	11,385
California Statewide Communities Development Authority, Multi-Family Housing, Bay Vista Meadow Park Series NN-1, Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 12/7/2018(b)	26,145	26,145
California Statewide Communities Development Authority, Multi-Family Housing, Canyon Creek Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.73%, 12/7/2018(b)	19,800	19,800

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
California — continued
City & County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments Series H-1, Rev., VRDO, LOC: Bank of China, 1.63%, 12/7/2018(b)	83,940	83,940
City and County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series H-2, Rev., VRDO, LOC: Bank of China, 1.70%, 12/7/2018(b)	41,230	41,230
City of San Jose, Multifamily Housing, Almaden Lake Village Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.76%, 12/7/2018(b)	8,500	8,500
County of Sacramento, Special Facilities Apartment Rev., VRDO, LOC: Bank of America NA, 1.72%, 12/7/2018(b)	5,800	5,800
San Diego Community College District Series 2016-ZF2382, GO, VRDO, LIQ: Citibank NA, 1.65%, 12/7/2018(b)(c)	9,000	9,000
Tender Option Bond Trust Receipts/Certificates
Series 2015-XM0075, Rev., VRDO, LIQ: Bank of America NA, 1.68%, 12/7/2018(b)(c)	7,260	7,260
Series 2016-XM0230, Rev., VRDO, LIQ: Bank of America NA, 1.68%, 12/7/2018(b)(c)	14,250	14,250
Series XF0568, Rev., VRDO, LIQ: Bank of America NA, 1.68%, 12/7/2018(b)(c)	14,400	14,400
GO, VRDO, 1.69%, 12/7/2018(b)	2,500	2,500
Series 2016-XF0431, GO, VRDO, LIQ: Bank of America NA, 1.69%, 12/7/2018(b)(c)	48,260	48,260
Series 2018-BAML0005, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.76%, 12/7/2018(b)(c)	35,480	35,480

		327,950

Colorado — 3.2%
City of Colorado Springs, Utilities System Improvement
Series A, Rev., VRDO, 1.67%, 12/7/2018(b)	41,635	41,635
Series C, Rev., VRDO, 1.68%, 12/7/2018(b)	18,335	18,335
Series A, Rev., VRDO, 1.70%, 12/7/2018(b)	9,900	9,900
City of Colorado Springs, Utilities System, Sub Lien
Series A, Rev., VRDO, 1.72%, 12/7/2018(b)	65,630	65,630
Series A, Rev., VRDO, 1.74%, 12/7/2018(b)	88,280	88,280
Colorado Educational and Cultural Facilities Authority, Nature Conservancy Project Series 2012, Rev., VRDO, 1.70%, 12/7/2018(b)	92,390	92,390
Colorado Health Facilities Authority, SCL Health System Series A, Rev., VRDO, 1.73%, 12/7/2018(b)	30,045	30,045
Colorado Housing and Finance Authority, Single Family Mortgage Series B-2, Class 1, Rev., VRDO, AMT, 1.73%, 12/7/2018(b)	16,595	16,595
County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Project Rev., VRDO, FHLMC, LOC: FHLMC, 1.69%, 12/7/2018(b)	14,135	14,135
State of Colorado Rev., 4.00%, 6/26/2019	14,330	14,502
University of Colorado Hospital Authority
Rev., VRDO, 1.66%, 12/7/2018(b)	75,265	75,265
Rev., VRDO, 1.66%, 12/7/2018(b)	65,700	65,700

		532,412

Connecticut — 1.5%
Connecticut Housing Finance Authority Subseries A-3, Rev., VRDO, 1.69%, 12/7/2018(b)	22,335	22,335
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
Subseries B-3, Rev., VRDO, 1.68%, 12/7/2018(b)	10,000	10,000
Subseries E-2, Rev., VRDO, 1.69%, 12/7/2018(b)	38,100	38,100
Subseries A-3, Rev., VRDO, 1.70%, 12/7/2018(b)	20,335	20,335
Subseries C-3, Rev., VRDO, AMT, 1.72%, 12/7/2018(b)	20,000	20,000
Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds
Subseries E-3, Rev., VRDO, 1.67%, 12/7/2018(b)	23,370	23,370
Subseries F-5, Rev., VRDO, 1.68%, 12/7/2018(b)	48,200	48,200

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Connecticut — continued
Series D, Subseries D-3, Rev., VRDO, AMT, 1.75%, 12/7/2018(b)	28,300	28,300
State of Connecticut, Health and Educational Facility Authority Series D, Rev., VRDO, LOC: Bank of America NA, 1.70%, 12/7/2018(b)	42,770	42,770

		253,410

Delaware — 0.2%
Delaware State Health Facilities Authority, Christiana Care Health Services Series B, Rev., VRDO, 1.67%, 12/7/2018(b)	18,105	18,105
University of Delaware Series C, Rev., VRDO, 1.71%, 12/3/2018(b)	21,000	21,000

		39,105

District of Columbia — 2.1%
District of Columbia, Georgetown University Series 2007 C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.67%, 12/7/2018(b)	28,725	28,725
District of Columbia, Georgetown University Issue Series C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.70%, 12/7/2018(b)	33,055	33,055
District of Columbia, Medlantic/Helix Issue, Tranche II Series A, Rev., VRDO, LOC: TD Bank NA, 1.64%, 12/7/2018(b)	22,385	22,385
District of Columbia, Pew Charitable Trust Series A, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	80,020	80,020
District of Columbia, Water and Sewer Authority, Public Utility Subordinated Lien Multimodal, Weekly Rate Period Series B, Subseries B-1, Rev., VRDO, 1.72%, 12/7/2018(b)	22,510	22,510
Metropolitan Washington Airports Authority
Series A, Subseries A-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.72%, 12/7/2018(b)	52,040	52,040
Series D, Subseries D-2, Rev., VRDO, LOC: TD Bank NA, 1.72%, 12/7/2018(b)	17,310	17,310
Metropolitan Washington Airports Authority Series D-1, Rev., VRDO, AMT, LOC: TD Bank NA, 1.72%, 12/7/2018(b)	20,000	20,000
Metropolitan Washington Airports Authority, Remarketing Subseries A-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.72%, 12/7/2018(b)	30,770	30,770
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-108, GO, VRDO, LIQ: Royal Bank of Canada, 1.72%, 12/7/2018(b)(c)	50,000	50,000

		356,815

Florida — 2.0%
City of Gainesville, Utilities System Series B, Rev., VRDO, 1.73%, 12/7/2018(b)	30,000	30,000
County of Miami-Dade, Juvenile Courthouse Series B, Rev., VRDO, AMBAC, LOC: TD Bank NA, 1.61%, 12/7/2018(b)	5,000	5,000
County of Miami-Dade, Seaport Department Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.69%, 12/7/2018(b)	11,050	11,050
Florida Department of Environmental Protection Series A, Rev., VRDO, AGC, 1.64%, 12/7/2018(b)	4,565	4,565
Florida Gulf Coast University Financing Corp., Housing Project Series A, Rev., VRDO, LOC: BMO Harris Bank NA, 1.69%, 12/7/2018(b)	17,160	17,160
Florida Keys Aqueduct Authority Rev., VRDO, LOC: TD Bank NA, 1.68%, 12/7/2018(b)	23,100	23,100
Highlands County Health Facilities Authority, Hospital, Adventist Health System/Sunbelt Obligated Group
Series I-2, Rev., VRDO, 1.65%, 12/7/2018(b)	49,100	49,100
Series I-1, Rev., VRDO, 1.67%, 12/7/2018(b)	26,770	26,770
Series 2012I, Rev., VRDO, 1.68%, 12/7/2018(b)	30,000	30,000
Series A, Rev., VRDO, 1.68%, 12/7/2018(b)	30,950	30,950
Hillsborough County, Housing Finance Authority, Multifamily Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.78%, 12/7/2018(b)	2,845	2,845

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Florida — continued
JEA, Water and Sewer System Series A-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.67%, 12/7/2018(b)	46,670	46,670
Orange County Health Facilities Authority, The Nemours Foundation Project Series B, Rev., VRDO, LOC: Northern Trust Co., 1.66%, 12/7/2018(b)	26,410	26,410
Orange County Housing Finance Authority, Multifamily, Post Fountains Project Rev., VRDO, FNMA, LIQ: FNMA, 1.67%, 12/7/2018(b)	14,000	14,000
Osceola County Multi-Family Housing Finance Authority, Regatta Bay Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.78%, 12/7/2018(b)	10,400	10,400
Palm Beach County Multi-Family Housing Finance Authority, Renaissance Apartments Series A, Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.78%, 12/7/2018(b)	8,715	8,715

		336,735

Georgia — 0.8%
DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc. Project Rev., VRDO, 1.68%, 12/7/2018(b)	82,590	82,590
Griffin-Spaulding County Development Authority, Industrial Development, Norcom, Inc. Project Rev., VRDO, LOC: Bank of America NA, 1.84%, 12/7/2018(b)	2,130	2,130
Henry County Water and Sewer Authority, EAGLE Series 2005-0008, Class A, Rev., VRDO, BHAC, FSA-CR, NATL-RE , LIQ: Citibank NA, 1.72%, 12/7/2018(b)	5,940	5,940
Rib Floater Trust Various Series 2018-016, Rev., VRDO, LIQ: Barclays Bank plc, 1.72%, 12/7/2018(b)(c)	20,000	20,000
State of Georgia Series A, GO, 5.00%, 2/1/2019	13,625	13,699
Tender Option Bond Trust Receipts/Certificates Series 2018-ZF0656, Rev., VRDO, LIQ: Bank of America NA, 1.73%, 12/7/2018(b)(c)	7,500	7,500

		131,859

Hawaii — 0.1%
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC: Royal Bank of Canada, 1.72%, 12/7/2018(b)(c)	20,000	20,000

Idaho — 0.3%
Coeur d’Alene Tribe Rev., VRDO, LOC: Bank of America NA, 1.85%, 12/7/2018(b)	4,775	4,775
Idaho Health Facilities Authority, St. Luke’s Health System Project Series C, Rev., VRDO, LOC: U.S. Bank NA, 1.70%, 12/3/2018(b)	35,250	35,250
Idaho Health Facilities Authority, Trinity Health Credit Group Series 2013ID, Rev., VRDO, 1.80%, 2/1/2019(b)	11,000	11,000

		51,025

Illinois — 4.6%
Chicago O’Hare International Airport, Third Lien
Series C, Rev., VRDO, LOC: Bank of America NA, 1.74%, 12/7/2018(b)	20,700	20,700
Rev., VRDO, LOC: Barclays Bank plc, 1.75%, 12/7/2018(b)	96,600	96,600
City of Galesburg, Knox College Project Series 1996, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	4,300	4,300
County of Cook, Illinois, Catholic Theological Union Project Series 2005, Rev., VRDO, LOC: U.S. Bank NA, 1.64%, 12/7/2018(b)	23,256	23,256
County of Cook, Village of Justice, Multi-Family Housing, Candlewood Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.75%, 12/7/2018(b)	9,500	9,500
County of Lake, A L Hansen Manufacturing Co. Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.74%, 12/7/2018(b)	835	835

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Illinois — continued
County of Lake, Multifamily Housing, Whispering Oaks Apartments Project Rev., VRDO, FHLMC, LIQ: FHLMC, 1.72%, 12/7/2018(b)	21,500	21,500
Illinois Educational Facilities Authority, Adler Planetarium Series 1997, Rev., VRDO, LOC: PNC Bank NA, 1.69%, 12/7/2018(b)	8,000	8,000
Illinois Educational Facilities Authority, Columbia College Chicago Rev., VRDO, LOC: BMO Harris Bank NA, 1.68%, 12/7/2018(b)	11,790	11,790
Illinois Finance Authority, Advocate Healthcare Network
Subseries C-2A, Rev., VRDO, 1.68%, 12/7/2018(b)	48,730	48,730
Subseries C-3A, Rev., VRDO, 1.68%, 12/7/2018(b)	17,150	17,150
Illinois Finance Authority, Bradley University
Series A, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	28,385	28,385
Series B, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	12,790	12,790
Illinois Finance Authority, Chicago Symphony Orchestra Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	83,015	83,015
Illinois Finance Authority, Elmhurst Memorial Healthcare Series D, Rev., VRDO, LOC: Bank of America NA, 1.68%, 12/7/2018(b)	25,500	25,500
Illinois Finance Authority, Hospital Sisters Services, Inc. Series 2012-G, Rev., VRDO, LOC: Bank of Montreal, 1.67%, 12/7/2018(b)	20,945	20,945
Illinois Finance Authority, Mccormick Theological Seminary Project Rev., VRDO, LOC: Northern Trust Co., 1.66%, 12/7/2018(b)	15,250	15,250
Illinois Finance Authority, OSF Healthcare System Series C, Rev., VRDO, LOC: PNC Bank NA, 1.71%, 12/3/2018(b)	15,420	15,420
Illinois Finance Authority, The University of Chicago Medical Center
Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.70%, 12/3/2018(b)	5,955	5,955
Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.69%, 12/7/2018(b)	38,820	38,820
Illinois Finance Authority, University of Chicago Series B, Rev., VRDO, 1.68%, 12/7/2018(b)	20,358	20,358
Illinois Housing Development Authority, Homeowner Mortgage
Rev., VRDO, GNMA/FNMA/FHLMC, 1.65%, 12/7/2018(b)	12,500	12,500
Series C-3, Rev., VRDO, AMT, 1.73%, 12/7/2018(b)	5,600	5,600
Illinois Housing Development Authority, Multifamily Housing, Foxview I and II Apartments Rev., VRDO, FHLMC, LOC: FHLMC, 1.69%, 12/7/2018(b)	19,000	19,000
Illinois Housing Development Authority, Multifamily Housing, Prairie Station Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.73%, 12/7/2018(b)	17,900	17,900
Illinois State Toll Highway Authority
Series A-1B, Rev., VRDO, LOC: Bank of America NA, 1.72%, 12/7/2018(b)	20,000	20,000
Series A-2B, Rev., VRDO, LOC: PNC Bank NA, 1.74%, 12/7/2018(b)	1,000	1,000
Series A-2A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.75%, 12/7/2018(b)	51,900	51,900
Series A-2C, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 12/7/2018(b)	26,700	26,700
Illinois State Toll Highway Authority, Variable Rate Senior Priority Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 12/7/2018(b)	74,510	74,510

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Illinois — continued
Jackson-Union Counties Regional Port District, Port Facility, Enron Transportation Services, LP Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.74%, 12/7/2018(b)	21,300	21,300
Regional Transportation Authority Series SGC-55, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, 1.70%, 12/7/2018(b)(c)	3,400	3,400

		782,609

Indiana — 1.7%
City of Rockport, PCR, AEP Generating Co. Project Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.70%, 12/7/2018(b)	9,100	9,100
Indiana Finance Authority, Ascention Health SR Credit Group Series E-8, Rev., VRDO, 1.76%, 12/7/2018(b)	39,525	39,525
Indiana Finance Authority, Duke Energy Indiana, Inc. Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.70%, 12/7/2018(b)	30,610	30,610
Indiana Finance Authority, Educational Facilities Series A, Rev., VRDO, LOC: Northern Trust Co., 1.68%, 12/7/2018(b)	21,145	21,145
Indiana Finance Authority, Parkview Health System, Inc. Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.69%, 12/7/2018(b)	65,870	65,870
Indiana Finance Authority, Trinity Health Credit Group Series D-1, Rev., VRDO, 1.71%, 12/7/2018(b)	73,415	73,415
Indiana Health and Educational Facility Financing Authority, Community Hospital of Lagrange County, Inc. Project Series A, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	17,095	17,095
Indiana Health Facility Financing Authority, Ascension Health Series A-2, Rev., VRDO, 1.70%, 12/7/2018(b)	21,420	21,420
Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.66%, 12/7/2018(b)	14,265	14,265

		292,445

Iowa — 0.4%
Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 1.80%, 12/7/2018(b)	27,635	27,635
Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project
Series 2011, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 12/7/2018(b)	6,490	6,490
Rev., VRDO, 1.75%, 12/7/2018(b)	20,750	20,750
Iowa Finance Authority, Trinity Health Series D, Rev., VRDO, 1.72%, 12/7/2018(b)	7,230	7,230

		62,105

Kansas — 0.1%
City of Mission, Multi-Family Housing, Silverwood Apartment Project Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 12/7/2018(b)	11,000	11,000

Kentucky — 1.1%
Boyle County, Centre College Project Series A, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	34,035	34,035
County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.78%, 12/7/2018(b)	70,147	70,147
Louisville Regional Airport Authority, Special Facilities, BT-OH, LLC Project Series A, Rev., VRDO, 1.76%, 12/3/2018(b)	37,600	37,600
Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding Series A, Rev., VRDO, 1.81%, 12/3/2018(b)	40,200	40,200

		181,982

Louisiana — 1.9%
Consolidated Government of the City of Baton Rouge and Parish of East Baton Rouge Rev., VRDO, 1.71%, 12/3/2018(b)	60,875	60,875
East Baton Rouge Parish Industrial Development Board, Inc., Exxon Mobil Corp., Gulf Opportunity Zone Series B, Rev., VRDO, 1.61%, 12/3/2018(b)	39,200	39,200

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Louisiana — continued
East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project Series A, Rev., VRDO, 1.71%, 12/3/2018(b)	155,300	155,300
Louisiana Public Facilities Authority, Multifamily Housing, River View Rev., VRDO, FHLMC, LOC: FHLMC, 1.70%, 12/7/2018(b)	11,200	11,200
Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project Rev., VRDO, 1.80%, 12/3/2018(b)	50,000	50,000
State of Louisiana, Gas and Fuels Tax Series 2016-XG0035, Rev., VRDO, LIQ: Citibank NA, 1.72%, 12/7/2018(b)(c)	7,240	7,240

		323,815

Maryland — 0.9%
County of Montgomery, CHE Trinity Health Credit Group Series MD, Rev., VRDO, 1.75%, 3/1/2019(b)	26,000	26,000
Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Barrington Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.73%, 12/7/2018(b)	5,265	5,265
Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, MonteVerde Apartments Series E, Rev., VRDO, FHLMC, LOC: FHLMC, 1.72%, 12/7/2018(b)	7,200	7,200
Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Walker Mews Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.76%, 12/7/2018(b)	11,700	11,700
Maryland Economic Development Corp., Howard Hughes Medical Institute Series B, Rev., VRDO, 1.75%, 12/7/2018(b)	46,685	46,685
Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program
Series B, Rev., VRDO, LOC: TD Bank NA, 1.64%, 12/7/2018(b)	6,300	6,300
Series D, Rev., VRDO, LOC: Bank of America NA, 1.84%, 12/7/2018(b)	1,354	1,354
Maryland Health and Higher Educational Facilities Authority, University of Maryland Medical System Issue Series D, Rev., VRDO, LOC: TD Bank NA, 1.70%, 12/3/2018(b)	1,100	1,100
Maryland Stadium Authority, Sports Facilities, Football Stadium Issue Series 2007, Rev., VRDO, 1.68%, 12/7/2018(b)	25,655	25,655
Montgomery County Housing Opportunities Commission, Oakfield Apartments Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.76%, 12/7/2018(b)	2,000	2,000
Montgomery County Housing Opportunities Commission, Single Family Mortgage Series B, Rev., VRDO, AMT, LOC: PNC Bank NA, 1.69%, 12/7/2018(b)	8,450	8,450
Tender Option Bond Trust Receipts/Certificates Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.72%, 12/7/2018(b)(c)	18,000	18,000

		159,709

Massachusetts — 1.7%
Massachusetts Bay Transportation Authority, General Transportation System
Series A-1, Rev., VRDO, 1.65%, 12/7/2018(b)	28,855	28,855
Subseries A-2, Rev., VRDO, 1.72%, 12/7/2018(b)	20,000	20,000
Massachusetts Bay Transportation Authority, Sales Tax Subseries A-1, Rev., VRDO, 1.72%, 12/7/2018(b)	45,255	45,255
Massachusetts Department of Transportation Series A-6, Rev., VRDO, 1.74%, 12/7/2018(b)	21,265	21,265
Massachusetts Department of Transportation, Metropolitan Highway System, Senior Series A, Rev., VRDO, LOC: Barclays Bank plc, 1.67%, 12/7/2018(b)	34,575	34,575

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Massachusetts — continued
Massachusetts Health and Educational Facilities Authority, Museum of Fine Arts Series A-1, Rev., VRDO, 1.62%, 12/3/2018(b)	56,785	56,785
Massachusetts Health and Educational Facilities Authority, Partners Healthcare System Series F3, Rev., VRDO, LOC: TD Bank NA, 1.65%, 12/7/2018(b)	14,865	14,865
Massachusetts State Development Finance Agency, First Mortgage Brookhaven Series B, Rev., VRDO, LOC: Bank of America NA, 1.77%, 12/7/2018(b)	1,700	1,700
Massachusetts State Health and Educational Facilities Authority, Capital Asset Program
Series M-2, Rev., VRDO, LOC: Bank of America NA, 1.72%, 12/7/2018(b)	15,520	15,520
Series M-4A, Rev., VRDO, LOC: Bank of America NA, 1.76%, 12/7/2018(b)	1,900	1,900
Massachusetts Water Resources Authority Series A-3, Rev., VRDO, 1.62%, 12/7/2018(b)	22,000	22,000
Rib Floater Trust Series 2018-012, Rev., VRDO, LIQ: Barclays Bank plc, 1.72%, 12/7/2018(b)(c)	11,870	11,870
Tender Option Bond Trust Receipts/Certificates Rev., VRDO, 1.71%, 12/7/2018(b)	4,190	4,190

		278,780

Michigan — 1.1%
Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.72%, 12/7/2018(b)	1,320	1,320
Michigan State Housing Development Authority, Rental Housing
Series C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.72%, 12/7/2018(b)	33,420	33,420
Series D, Rev., VRDO, AMT, 1.78%, 12/7/2018(b)	48,175	48,175
Michigan State Housing Development Authority, Single-Family Mortgage
Series D, Rev., VRDO, 1.68%, 12/7/2018(b)	11,555	11,555
Series B, Rev., VRDO, AMT, 1.76%, 12/7/2018(b)	50,070	50,070
Tender Option Bond Trust Receipts/Certificates
Series 2018-XG0186, Rev., VRDO, LIQ: Bank of America NA, 1.71%, 12/7/2018(b)(c)	21,540	21,540
Series 2016-XF0394, Rev., VRDO, LIQ: Bank of America NA, 1.74%, 12/7/2018(b)(c)	11,580	11,580

		177,660

Minnesota — 1.3%
City of Oak Park Heights, Multi-Family Rev., VRDO, FHLMC, LIQ: FHLMC, 1.70%, 12/7/2018(b)	22,145	22,145
City of Rochester, Health Care Facilities, Mayo Clinic Series B, Rev., VRDO, 1.66%, 12/7/2018(b)	32,000	32,000
County of Hennepin Series B, GO, VRDO, 1.69%, 12/7/2018(b)	16,635	16,635
Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.67%, 12/7/2018(b)	8,010	8,010
Minneapolis and St Paul Housing and Redevelopment Authority, Health Care System, Allina Health System
Series C-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.69%, 12/7/2018(b)	42,875	42,875
Series C-2, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.69%, 12/7/2018(b)	36,900	36,900
Minnesota Housing Finance Agency, Residential Housing Finance
Series F, Rev., VRDO, GNMA/FNMA/FHLMC, 1.68%, 12/7/2018(b)	37,800	37,800
Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, 1.72%, 12/7/2018(b)	23,000	23,000

		219,365

Mississippi — 4.7%
County of Jackson, Port Facility, Chevron USA, Inc. Project Rev., VRDO, 1.71%, 12/3/2018(b)	37,200	37,200

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Mississippi — continued
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project
Series A, Rev., VRDO, 1.62%, 12/3/2018(b)	83,695	83,695
Series D, Rev., VRDO, 1.62%, 12/3/2018(b)	69,050	69,050
Series C, Rev., VRDO, 1.64%, 12/3/2018(b)	2,820	2,820
Series B, Rev., VRDO, 1.66%, 12/3/2018(b)	59,725	59,725
Series A, Rev., VRDO, 1.71%, 12/3/2018(b)	9,990	9,990
Series D, Rev., VRDO, CHEVRON CORP (GTD) / CHEVRON U S A INC (OBLI), 1.71%, 12/3/2018(b)	16,965	16,965
Series E, Rev., VRDO, 1.71%, 12/3/2018(b)	1,950	1,950
Series G, Rev., VRDO, 1.71%, 12/3/2018(b)	21,530	21,530
Series G, Rev., VRDO, 1.71%, 12/3/2018(b)	19,825	19,825
Series J, Rev., VRDO, 1.71%, 12/3/2018(b)	49,540	49,540
Series E, Rev., VRDO, 1.72%, 12/3/2018(b)	46,765	46,765
Series G, Rev., VRDO, 1.72%, 12/3/2018(b)	23,200	23,200
Series H, Rev., VRDO, 1.72%, 12/3/2018(b)	44,770	44,770
Series K, Rev., VRDO, 1.72%, 12/3/2018(b)	60,825	60,825
Series L, Rev., VRDO, 1.72%, 12/3/2018(b)	40,200	40,200
Series E, Rev., VRDO, 1.70%, 12/7/2018(b)	9,500	9,500
Series A, Rev., VRDO, 1.72%, 12/7/2018(b)	78,430	78,430
Series C, Rev., VRDO, 1.75%, 12/7/2018(b)	23,790	23,790
Mississippi Development Bank Special Obligation, Harrison County Coliseum Series B, Rev., VRDO, LOC: Bank of America NA, 1.77%, 12/7/2018(b)	38,900	38,900
Mississippi Development Bank Special Obligation, Jackson County, Industrial Water System Project Series 2009, Rev., VRDO, 1.71%, 12/3/2018(b)	10,850	10,850
Mississippi Hospital Equipment and Facilities Authority, North Mississippi Health Services
Rev., VRDO, 1.71%, 12/7/2018(b)	8,390	8,390
Series 1, Rev., VRDO, 1.71%, 12/7/2018(b)	32,912	32,912

		790,822

Missouri — 2.7%
City of Kansas Series E, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.70%, 12/7/2018(b)	59,075	59,075
Health and Educational Facilities Authority of the State of Missouri
Series A, Rev., VRDO, LIQ: BJC Health System, 1.65%, 12/7/2018(b)	56,500	56,500
Series C, Rev., VRDO, LIQ: BJC Health System, 1.65%, 12/7/2018(b)	77,075	77,075
Series D, Rev., VRDO, 1.65%, 12/7/2018(b)	64,230	64,230
Series E, Rev., VRDO, 1.66%, 12/7/2018(b)	38,295	38,295
Series F, Rev., VRDO, 1.66%, 12/7/2018(b)	49,750	49,750
Health and Educational Facilities Authority of the State of Missouri, SSM Health
Series E, Rev., VRDO, 1.71%, 12/7/2018(b)	9,975	9,975
Series F, Rev., VRDO, 1.74%, 12/3/2018(b)	7,255	7,255
Kansas City IDA, Livers Bronze Co. Project Rev., VRDO, LOC: Bank of America NA, 1.93%, 12/7/2018(b)	250	250
Missouri Development Finance Board, Cultural Facilities, The Nelson Gallery Foundation Series A, Rev., VRDO, 1.70%, 12/3/2018(b)	14,740	14,740
Missouri State Health and Educational Facilities Authority Series B, Rev., VRDO, LIQ: BJC Health System, 1.65%, 12/7/2018(b)	61,810	61,810
Missouri State Health and Educational Facilities Authority, Health Facilities, SSM Health Care Series G, Rev., VRDO, 1.66%, 12/7/2018(b)	13,100	13,100
Tender Option Bond Trust Receipts/Certificates Rev., VRDO, 1.72%, 12/7/2018(b)	8,000	8,000

		460,055

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Nebraska — 0.2%
County of Lancaster, Hospital Authority No. 1, BryanLGH Medical Center Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 12/7/2018(b)	26,645	26,645

Nevada — 1.4%
City of Reno, Hospital, Renown Regional Medical Center Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.69%, 12/7/2018(b)	32,925	32,925
Clark County, Nevada Airport System, Sub Lien
Series C-1, Rev., VRDO, AMT, LOC: Bank of America NA, 1.74%, 12/7/2018(b)	63,810	63,810
Series C-3, Rev., VRDO, AMT, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 12/7/2018(b)	9,175	9,175
County of Clark, Airport Series A, GO, VRDO, AMT, 1.74%, 12/7/2018(b)	40,105	40,105
County of Clark, Department of Aviation, Nevada Airport System Series B-2, Rev., VRDO, AMT, LOC: State Street Bank & Trust, 1.73%, 12/7/2018(b)	32,235	32,235
County of Clark, Passenger Facility Charge, Mccarran International Airport Series F-2, Rev., VRDO, LOC: MUFG Union Bank NA, 1.70%, 12/7/2018(b)	31,015	31,015
Nevada Housing Division, Multi-Unit Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.72%, 12/7/2018(b)	7,950	7,950
Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2733, GO, VRDO, LIQ: Morgan Stanley Bank, 1.72%, 12/7/2018(b)(c)	15,000	15,000

		232,215

New Hampshire — 0.1%
New Hampshire Health and Education Facilities Authority, Dartmouth College Series B, Rev., VRDO, 1.70%, 12/3/2018(b)	23,685	23,685

New Jersey — 0.2%
Rib Floater Trust
Series 2018-019, Rev., VRDO, LIQ: Barclays Bank plc, 1.72%, 12/7/2018(b)(c)	10,820	10,820
Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 1.74%, 12/7/2018(b)(c)	17,495	17,495

		28,315

New Mexico — 0.1%
University of New Mexico, Subordinate Lien System Series B, Rev., VRDO, 1.65%, 12/7/2018(b)	14,205	14,205

New York — 20.5%
City of New York
Subseries L-5, GO, VRDO, 1.73%, 12/3/2018(b)	17,750	17,750
Series D, Subseries D-3A, GO, VRDO, 1.74%, 12/3/2018(b)	49,155	49,155
Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 1.76%, 12/3/2018(b)	55,310	55,310
City of New York, Fiscal Year 2006
Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 1.58%, 12/3/2018(b)	60,345	60,345
Series I, Subseries I-5, GO, VRDO, LOC: Bank of New York Mellon, 1.74%, 12/3/2018(b)	26,880	26,880
Series F, Subseries F-3, GO, VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.70%, 12/7/2018(b)	36,400	36,400
City of New York, Fiscal Year 2008
Subseries J-5, GO, VRDO, 1.73%, 12/3/2018(b)	26,830	26,830
Subseries D-3, GO, VRDO, 1.68%, 12/7/2018(b)	24,700	24,700
City of New York, Fiscal Year 2012
Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.73%, 12/3/2018(b)	32,250	32,250
Series G, Subseries G-6, GO, VRDO, LOC: Mizuho Bank Ltd., 1.76%, 12/3/2018(b)	15,800	15,800
City of New York, Fiscal Year 2013
Series A, Subseries A-2, GO, VRDO, LOC: Mizuho Bank Ltd., 1.77%, 12/3/2018(b)	28,100	28,100
Series A, Subseries A-3, GO, VRDO, LOC: Mizuho Bank Ltd., 1.77%, 12/3/2018(b)	3,400	3,400

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
New York — continued
City of New York, Fiscal Year 2014
Subseries D-4, GO, VRDO, LOC: TD Bank NA, 1.70%, 12/3/2018(b)	32,375	32,375
Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	61,550	61,550
City of New York, Fiscal Year 2015 Series F, Subseries F-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.71%, 12/7/2018(b)	14,200	14,200
City of New York, Fiscal Year 2016 Series I, Subseries I-6, GO, VRDO, LOC: Bank of New York Mellon, 1.74%, 12/3/2018(b)	10,225	10,225
City of New York, Fiscal Year 2017 Series A, Subseries A-6, GO, VRDO, 1.77%, 12/3/2018(b)	35,345	35,345
City of New York, Fiscal Year 2018 Series B, Subseries B-5, GO, VRDO, 1.74%, 12/3/2018(b)	50,000	50,000
City of New York, Housing Development Corp. Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.75%, 12/7/2018(b)	19,600	19,600
City of New York, Housing Development Corp., State Renaissance Court Rev., VRDO, FHLMC, LIQ: FHLMC, 1.76%, 12/7/2018(b)	35,200	35,200
County of Erie GO, 3.50%, 6/30/2019	29,255	29,514
County of Nassau Series A, GO, 3.00%, 12/7/2018	110,000	110,022
Metropolitan Transportation Authority
Series A-1, Rev., VRDO, LOC: TD Bank NA, 1.70%, 12/3/2018(b)	8,415	8,415
Subseries E-1, Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 12/3/2018(b)	1,615	1,615
Subseries G-2, Rev., VRDO, LOC: TD Bank NA, 1.65%, 12/7/2018(b)	54,525	54,525
Subseries E-1, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	45,685	45,685
Rev., 4.00%, 2/15/2019	85,770	86,140
Series C-1A, Rev., 4.00%, 2/15/2019	14,500	14,562
Subseries 1C, Rev., 4.00%, 2/15/2019	21,950	22,046
Nassau County Interim Finance Authority, A Public Benefit Corp. of the State of New York, Sales Tax Secured Series B, Rev., VRDO, 1.69%, 12/7/2018(b)	43,460	43,460
Nassau County Interim Finance Authority, Sales Tax Secured Series A, Rev., VRDO, 1.72%, 12/7/2018(b)	19,350	19,350
Nassau Health Care Corp., Nassau County Guaranteed
Subseries B-1, Rev., VRDO, LOC: TD Bank NA, 1.64%, 12/7/2018(b)	9,345	9,345
Subseries B-2, Rev., VRDO, LOC: TD Bank NA, 1.73%, 12/7/2018(b)	18,750	18,750
New York City Health and Hospital Corp., Health System Series C, Rev., VRDO, LOC: TD Bank NA, 1.69%, 12/7/2018(b)	36,100	36,100
New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.77%, 12/7/2018(b)	4,760	4,760
New York City Housing Development Corp., Multi-Family Mortgage, 245 East 124th Street Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.71%, 12/7/2018(b)	2,800	2,800
New York City Housing Development Corp., Multi-Family Mortgage, Highbridge Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.76%, 12/7/2018(b)	13,600	13,600
New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.71%, 12/7/2018(b)	10,630	10,630
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2003 Subseries F-1-A, Rev., VRDO, 1.67%, 12/7/2018(b)	13,780	13,780

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
New York — continued
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2008 Subseries B-1A, Rev., VRDO, 1.69%, 12/7/2018(b)	64,400	64,400
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012
Series B, Subseries B-2, Rev., VRDO, 1.60%, 12/3/2018(b)	14,200	14,200
Series B, Subseries B-4, Rev., VRDO, 1.71%, 12/3/2018(b)	5,240	5,240
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2013 Series AA, Subseries AA-1, Rev., VRDO, 1.72%, 12/3/2018(b)	33,665	33,665
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2015 Rev., VRDO, 1.75%, 12/3/2018(b)	21,515	21,515
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Subseries AA-4, Rev., VRDO, 1.73%, 12/3/2018(b)	39,660	39,660
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2001 Subseries F-1, Rev., VRDO, 1.77%, 12/3/2018(b)	32,250	32,250
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2011 Series DD-1, Rev., VRDO, 1.70%, 12/3/2018(b)	64,450	64,450
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Subseries AA-2, Rev., VRDO, 1.65%, 12/7/2018(b)	37,700	37,700
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014
Series AA, Subseries AA1-AA6, Rev., VRDO, 1.70%, 12/3/2018(b)	72,995	72,995
Series AA, Subseries AA-5, Rev., VRDO, 1.77%, 12/3/2018(b)	74,815	74,815
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Subseries BB-1, Rev., VRDO, 1.73%, 12/3/2018(b)	23,000	23,000
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2016
Series AA-2, Rev., VRDO, 1.72%, 12/3/2018(b)	68,740	68,740
Rev., VRDO, 1.73%, 12/3/2018(b)	10,000	10,000
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2017
Series BB-1B, Rev., VRDO, 1.73%, 12/3/2018(b)	56,850	56,850
Subseries BB-3, Rev., VRDO, 1.69%, 12/7/2018(b)	37,500	37,500
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, 1.73%, 12/7/2018(b)	24,300	24,300
New York City Transitional Finance Authority, Future Tax Secured
Rev., VRDO, 1.72%, 12/3/2018(b)	36,935	36,935
Subseries A-4, Rev., VRDO, 1.73%, 12/3/2018(b)	34,910	34,910
Subseries E-4, Rev., VRDO, 1.73%, 12/3/2018(b)	7,000	7,000
Subseries C-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.70%, 12/7/2018(b)	32,325	32,325
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2001 Series C, Rev., VRDO, 1.67%, 12/7/2018(b)	50,510	50,510
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003
Subseries A-4, Rev., VRDO, 1.58%, 12/3/2018(b)	52,765	52,765
Subseries C4, Rev., VRDO, 1.67%, 12/3/2018(b)	1,100	1,100

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.68%, 12/7/2018(b)	41,340	41,340
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013
Subseries A-7, Rev., VRDO, 1.64%, 12/7/2018(b)	35,735	35,735
Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.66%, 12/7/2018(b)	32,300	32,300
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries D-3, Rev., VRDO, 1.77%, 12/3/2018(b)	83,190	83,190
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Subseries A-3, Rev., VRDO, 1.75%, 12/3/2018(b)	76,365	76,365
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Subseries B-5, Rev., VRDO, 1.71%, 12/3/2018(b)	50,000	50,000
New York City Transitional Finance Authority, New York City Recovery
Subseries 2-F, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.65%, 12/7/2018(b)	9,110	9,110
Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 1.67%, 12/7/2018(b)	1,445	1,445
Series 3, Subseries 3-G, Rev., VRDO, 1.68%, 12/7/2018(b)	12,070	12,070
New York City Transitional Finance Authority, Recovery Series 1, Subseries 1D, Rev., VRDO, 1.79%, 12/3/2018(b)	6,795	6,795
New York City Water and Sewer System, Water and Sewer System Subseries B, Rev., VRDO, 1.71%, 12/3/2018(b)	14,390	14,390
New York Liberty Development Corp. Series 2015-XF2146, Rev., VRDO, LIQ: Citibank NA, 1.71%, 12/7/2018(b)(c)	3,160	3,160
New York State Dormitory Authority
Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.71%, 12/7/2018(b)	37,405	37,405
Series 2016-XF2282, Rev., VRDO, LIQ: Citibank NA, 1.72%, 12/7/2018(b)(c)	7,400	7,400
New York State Dormitory Authority, City University System, CONS Fifth General Resolution Series D, Rev., VRDO, LOC: TD Bank NA, 1.65%, 12/7/2018(b)	42,730	42,730
New York State Dormitory Authority, Court Facilities Lease Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.77%, 12/7/2018(b)	69,525	69,525
New York State Energy Research and Development Authority, Consolidated Edison Co. of New York, Inc. Project Series C, Subseries C-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.73%, 12/7/2018(b)	12,700	12,700
New York State Energy Research and Development Authority, Consolidated Edison Co., Inc. Project
Series A, Subseries A-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.69%, 12/7/2018(b)	11,400	11,400
Series A, Subseries A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.72%, 12/7/2018(b)	14,920	14,920
New York State Housing Finance Agency Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.75%, 12/7/2018(b)	46,900	46,900
New York State Housing Finance Agency, 10 Barclay Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.69%, 12/7/2018(b)	2,755	2,755
New York State Housing Finance Agency, 222 East 44th Street Housing Series A, Rev., VRDO, LOC: Bank of China, 1.74%, 12/7/2018(b)	23,250	23,250
New York State Housing Finance Agency, 240 East 39th Street Housing Series A, Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.75%, 12/7/2018(b)	14,500	14,500

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
New York — continued
New York State Housing Finance Agency, 25 West 25th Street Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.75%, 12/7/2018(b)	56,500	56,500
New York State Housing Finance Agency, 350 West 43rd Street Housing
Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.82%, 12/3/2018(b)	29,500	29,500
Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.82%, 12/3/2018(b)	17,200	17,200
New York State Housing Finance Agency, 360 West 43rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.71%, 12/7/2018(b)	2,400	2,400
New York State Housing Finance Agency, 363 West 30th Street Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.75%, 12/7/2018(b)	9,000	9,000
New York State Housing Finance Agency, 42nd and 10th Housing Series A, Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.72%, 12/7/2018(b)	65,180	65,180
New York State Housing Finance Agency, 455 West 37th Street Housing Series A, Rev., VRDO, AMT, LOC: Landesbank Hessen-Thueringen, 1.82%, 12/3/2018(b)	55,520	55,520
New York State Housing Finance Agency, 505 West 37th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.82%, 12/3/2018(b)	58,310	58,310
New York State Housing Finance Agency, 555 Tenth Avenue Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.73%, 12/7/2018(b)	37,450	37,450
New York State Housing Finance Agency, 606 West 57th Street Housing Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.68%, 12/7/2018(b)	13,715	13,715
New York State Housing Finance Agency, Clinton Park Phase II Series A-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.72%, 12/7/2018(b)	3,900	3,900
New York State Housing Finance Agency, Manhattan West Residential Housing Series A, Rev., VRDO, LOC: Bank of China, 1.77%, 12/7/2018(b)	42,750	42,750
New York State Housing Finance Agency, North End Series A, Rev., VRDO , FNMA, LOC: FNMA, 1.65%, 12/7/2018(b)	7,050	7,050
New York State Housing Finance Agency, Service Contract Series M-1, Rev., VRDO, LOC: Bank of America NA, 1.69%, 12/7/2018(b)	10,995	10,995
New York State Housing Finance Agency, Theater Row Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.71%, 12/7/2018(b)	11,300	11,300
New York State Housing Finance Agency, Tribeca Landing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.71%, 12/7/2018(b)	1,800	1,800
New York State Housing Finance Agency, Union Square South Housing Rev., VRDO, FNMA, LOC: FNMA, 1.75%, 12/7/2018(b)	41,950	41,950
New York State Housing Finance Agency, West 23rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.71%, 12/7/2018(b)	2,100	2,100
New York State Housing Finance Agency, Weyant Green Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.69%, 12/7/2018(b)	100	100
New York State Housing Finance Agency, Worth Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.71%, 12/7/2018(b)	3,400	3,400
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E-121, Rev., VRDO, LOC: Royal Bank of Canada, 1.78%, 12/3/2018(b)(c)	28,600	28,600
Series E-99, Rev., VRDO, LIQ: Royal Bank of Canada, 1.72%, 12/7/2018(b)(c)	27,000	27,000

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
New York — continued
Tender Option Bond Trust Receipts/Certificates
Rev., VRDO, 1.78%, 12/3/2018(b)	12,200	12,200
Series E-118, GO, VRDO, LIQ: Royal Bank of Canada, 1.78%, 12/3/2018(b)	50,000	50,000
Series 2018-XM0695, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.71%, 12/7/2018(b)(c)	15,000	15,000
Rev., VRDO, 1.72%, 12/7/2018(b)	35,000	35,000
Series 2016-XG0018, Rev., VRDO, LIQ: Bank of America NA, 1.72%, 12/7/2018(b)(c)	11,250	11,250
Series 2018-XF0685, Rev., VRDO, LIQ: TD Bank NA, 1.72%, 12/7/2018(b)(c)	20,000	20,000
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Subseries B-3, Rev., VRDO, LOC: State Street Bank & Trust, 1.73%, 12/3/2018(b)	40,000	40,000
Series A, Rev., VRDO, LOC: TD Bank NA, 1.64%, 12/7/2018(b)	25,460	25,460

		3,461,354

North Carolina — 2.5%
Buncombe County Metropolitan Sewerage District Series A, Rev., VRDO, 1.67%, 12/7/2018(b)	23,960	23,960
Charlotte-Mecklenburg Hospital Authority, Health Care Series F, Rev., VRDO, 1.70%, 12/7/2018(b)	61,000	61,000
City of Charlotte, 2003 Governmental Facilities Projects Series G, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.68%, 12/7/2018(b)	46,860	46,860
City of Charlotte, Governmental Facilities Series F, COP, VRDO, 1.73%, 12/7/2018(b)	7,675	7,675
City of Greensboro, Combined Enterprise System Series A, Rev., VRDO, 1.70%, 12/7/2018(b)	19,580	19,580
City of Raleigh, Combined Enterprise System Series B, Rev., VRDO, 1.72%, 12/7/2018(b)	28,300	28,300
City of Raleigh, Downtown Improvement Projects
Series A, COP, VRDO, 1.68%, 12/7/2018(b)	40,900	40,900
Series B-1, COP, VRDO, 1.68%, 12/7/2018(b)	60,040	60,040
City of Raleigh, Enterprise System Series A, Rev., VRDO, 1.72%, 12/7/2018(b)	41,710	41,710
Durham County Industrial Facilities and Pollution Control Financing Authority, Research Triangle Institute Series 2007, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.68%, 12/7/2018(b)	17,260	17,260
Forsyth County Series A, GO, VRDO, 1.65%, 12/7/2018(b)	5,635	5,635
North Carolina Capital Facilities Finance Agency, NCCU Real Estate Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.69%, 12/7/2018(b)	14,600	14,600
North Carolina Medical Care Commission, Health Care Facilities, WakeMed Series C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.65%, 12/7/2018(b)	12,385	12,385
North Carolina Medical Care Commission, Moses Cone Health System Series B, Rev., VRDO, 1.72%, 12/3/2018(b)	2,450	2,450
Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, CertainTeed Gypsum NC, Inc. Series 2010, Rev., VRDO, LOC: Credit Industriel et Commercial, 1.77%, 12/7/2018(b)	14,800	14,800
University of North Carolina, University Hospital at Chapel Hill
Series A, Rev., VRDO, 1.69%, 12/3/2018(b)	12,390	12,390
Series A, Rev., VRDO, 1.66%, 12/7/2018(b)	10,870	10,870

		420,415

Ohio — 1.2%
City of Blue Ash, Economic Development, Ursuline Academy of Cincinnati Project Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.69%, 12/7/2018(b)	300	300
City of Cleveland, Airport System Series D, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 12/7/2018(b)	5,175	5,175
Columbus Regional Airport Authority, Airport Facility, Flightsafety International Inc. Rev., VRDO, AMT, 1.71%, 12/7/2018(b)	22,170	22,170

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Ohio — continued
County of Allen, Hospital Facilities, Catholic Healthcare Partners Series C, Rev., VRDO, LOC: MUFG Union Bank NA, 1.71%, 12/3/2018(b)	19,825	19,825
County of Cleveland-Cuyahoga, Port Authority Cultural Facility, Museum of Art Project Series B, Rev., VRDO, 1.68%, 12/7/2018(b)	20,000	20,000
County of Franklin, Hospital Facilities, OhioHealth Corp.
Series C, Rev., VRDO, 1.67%, 12/7/2018(b)	7,100	7,100
Series D, Rev., VRDO, 1.67%, 12/7/2018(b)	16,000	16,000
County of Franklin, Ohio Hospital Facilities Rev., VRDO, 1.67%, 12/7/2018(b)	19,970	19,970
County of Franklin, Trinity Health Credit Group Rev., 1.80%, 2/1/2019(b)	10,000	10,000
County of Hamilton, Hospital Facilities Series B, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	10,500	10,500
County of Hamilton, Hospital Facilities, Elizabeth Gamble Deaconess Home Association Series A, Rev., VRDO, LOC: Northern Trust Co., 1.68%, 12/7/2018(b)	14,550	14,550
County of Montgomery, Hospital Facilities, Premier Health Partners Obligated Group Rev., VRDO, LOC: Barclays Bank plc, 1.73%, 12/3/2018(b)	18,915	18,915
Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati Rev., VRDO, 1.68%, 12/7/2018(b)	20,000	20,000
Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Rev., VRDO, LIQ: Bank of New York Mellon, 1.64%, 12/3/2018(b)	6,550	6,550
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-119, Rev., VRDO, LOC: Royal Bank of Canada, 1.72%, 12/7/2018(b)(c)	15,000	15,000

		206,055

Oregon — 0.3%
Clackamas County Hospital Facility Authority, Legacy Health System Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.63%, 12/7/2018(b)	15,450	15,450
Oregon Health and Science University Series B-3, Rev., VRDO, LOC: U.S. Bank NA, 1.70%, 12/3/2018(b)	7,500	7,500
State of Oregon, Facilities Authority, PeaceHealth Series B, Rev., VRDO, LOC: TD Bank NA, 1.69%, 12/3/2018(b)	29,900	29,900

		52,850

Other — 0.9%
FHLMC, Multi-Family Housing
Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.74%, 12/7/2018(b)	5,770	5,770
Series M019, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.74%, 12/7/2018(b)	33,680	33,680
Series M020, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.74%, 12/7/2018(b)	17,657	17,657
Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.74%, 12/7/2018(b)	46,570	46,570
Series M024, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.74%, 12/7/2018(b)	12,415	12,415
Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 12/7/2018(b)	20,110	20,110
Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.79%, 12/7/2018(b)	11,155	11,155
SunAmerica Taxable Trust Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.75%, 12/7/2018(b)	2,290	2,290

		149,647

Pennsylvania — 3.5%
Bucks County IDA, Grand View Hospital
Series A, Rev., VRDO, LOC: TD Bank NA, 1.65%, 12/7/2018(b)	400	400
Series B, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	20,300	20,300

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Pennsylvania — continued
City of Philadelphia, Gas Works, 1998 General Ordinance, Eight
Series E, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	24,770	24,770
Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.69%, 12/7/2018(b)	18,115	18,115
Series D, Rev., VRDO, LOC: Royal Bank of Canada, 1.69%, 12/7/2018(b)	12,900	12,900
County of Allegheny
Series C, GO, VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	33,775	33,775
Series C-51, GO, VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	12,000	12,000
County of Montour, Geisinger Health System Series A, Rev., VRDO, 1.68%, 12/3/2018(b)	28,630	28,630
Fayette County Hospital Authority, Regional Health System Series A, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	25,895	25,895
Geisinger Authority, Geisinger Health System Series A, Rev., VRDO, 1.68%, 12/3/2018(b)	62,600	62,600
Lackawanna County Multi-Purpose Stadium Authority, Hotel Room Rental Tax Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	15,540	15,540
Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project
Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.69%, 12/7/2018(b)	18,910	18,910
Series A-T2, Rev., VRDO, FNMA, LOC: FNMA, 1.69%, 12/7/2018(b)	1,690	1,690
Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.75%, 12/7/2018(b)	17,080	17,080
Pennsylvania Higher Educational Facilities Authority, Susquehanna University Rev., VRDO, LOC: PNC Bank NA, 1.68%, 12/7/2018(b)	2,400	2,400
Philadelphia Authority, Industrial Development Multi-Modal Lease Series B-3, Rev., VRDO, LOC: PNC Bank NA, 1.67%, 12/7/2018(b)	28,305	28,305
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E-110, Rev., VRDO, LIQ: Royal Bank of Canada, 1.78%, 12/3/2018(b)(c)	40,000	40,000
Series E-111, Rev., VRDO, LOC: Royal Bank of Canada, 1.78%, 12/3/2018(b)(c)	160,095	160,095
Series E-101, Rev., VRDO, LIQ: Royal Bank of Canada, 1.72%, 12/7/2018(b)(c)	72,250	72,250

		595,655

Rhode Island — 0.3%
Rhode Island Health and Educational Building Corp., Educational Institution, International Institute of Rhode Island Rev., VRDO, LOC: Bank of America NA, 1.82%, 12/7/2018(b)	1,475	1,475
Rhode Island Health and Educational Building Corp., Higher Education Facilities, Roger Williams University Issue Series 2008 B, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 12/7/2018(b)	31,210	31,210
Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series 2008 B, Rev., VRDO, LOC: TD Bank NA, 1.64%, 12/7/2018(b)	7,045	7,045
Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, Sutterfield Project Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.76%, 12/7/2018(b)	7,000	7,000
Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 1.70%, 12/3/2018(b)	450	450
Tender Option Bond Trust Receipts/Certificates Series 2018-XF2559, Rev., VRDO, 1.72%, 12/7/2018(b)	9,000	9,000

		56,180

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
South Carolina — 0.3%
Greenville County School District Series C, GO, SCSDE, 5.00%, 6/1/2019	56,675	57,555

Tennessee — 0.9%
Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund Rev., VRDO, LOC: Bank of America NA, 1.64%, 12/3/2018(b)	39,030	39,030
Greeneville Health and Educational Facilities Board, Ballad Health Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.68%, 12/7/2018(b)	100,000	100,000
Metropolitan Government of Nashville and Davidson County Industrial Development Board, Multifamily Housing, Arbor Knoll Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.69%, 12/7/2018(b)	13,400	13,400

		152,430

Texas — 8.2%
Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects Rev., VRDO, FNMA, LOC: FNMA, 1.74%, 12/7/2018(b)	8,400	8,400
City of Austin, Airport System Subseries 2005-4, Rev., VRDO, AMT, AGM, LOC: Sumitomo Mitsui Banking Corp., 1.75%, 12/7/2018(b)	21,760	21,760
City of Austin, Texas Hotel Occupancy Tax Series A, Rev., VRDO, LOC: Citibank NA, 1.69%, 12/7/2018(b)	17,425	17,425
City of Austin, Water and Wastewater System Rev., VRDO, LOC: Barclays Bank plc, 1.71%, 12/7/2018(b)	48,000	48,000
City of Houston, Combined Utility System, First Lien
Series B-2, Rev., VRDO, LOC: Citibank NA, 1.71%, 12/7/2018(b)	21,000	21,000
Series 2004B-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.72%, 12/7/2018(b)	10,600	10,600
Series B-4, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.72%, 12/7/2018(b)	24,450	24,450
County of Harris, Cultural Education Facilities Finance Corp., Hospital, Memorial Hermann Health System Rev., VRDO, 1.70%, 12/7/2018(b)	25,000	25,000
County of Harris, Industrial Development Corp., Pollution Control Rev., VRDO, 1.71%, 12/3/2018(b)	17,700	17,700
County of Harris, Industrial Development Corp., Pollution Control, Exxon Corp. Rev., VRDO, 1.71%, 12/3/2018(b)	16,200	16,200
County of Jefferson, Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.77%, 12/7/2018(b)	10,600	10,600
Gulf Coast Waste Disposal Authority, Environmental Facilities, American Acryl LP Project Series 2003, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.75%, 12/7/2018(b)	12,000	12,000
Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project
Rev., VRDO, 1.73%, 12/3/2018(b)	1,780	1,780
Series B, Rev., VRDO, 1.73%, 12/3/2018(b)	2,950	2,950
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System
Rev., VRDO, 1.63%, 12/7/2018(b)	26,365	26,365
Series D, Rev., VRDO, 1.63%, 12/7/2018(b)	18,500	18,500
Harris County Industrial Development Corp., Pollution Control, Exxon Corp. Series 1987, Rev., VRDO, 1.73%, 12/3/2018(b)	15,300	15,300
Lower Neches Valley Authority Industrial Development Corp. Subseries B-2, Rev., VRDO, 1.73%, 12/3/2018(b)	5,400	5,400
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project
Series A, Rev., VRDO, 1.70%, 12/3/2018(b)	30,400	30,400
Series A-2, Rev., VRDO, 1.70%, 12/3/2018(b)	1,300	1,300
Subseries A-3, Rev., VRDO, 1.70%, 12/3/2018(b)	100	100
Series 2011, Rev., VRDO, 1.71%, 12/3/2018(b)	12,000	12,000

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Texas — continued
North Texas Tollway Authority Series 2016-XG0036, Rev., VRDO, LIQ: Citibank NA, 1.72%, 12/7/2018(b)(c)	6,750	6,750
State of Texas
Series 2016, GO, VRDO, 1.72%, 12/7/2018(b)	43,495	43,495
GO, VRDO, LIQ: FHLB, 1.74%, 12/7/2018(b)	69,905	69,905
Rev., TRAN, 4.00%, 8/29/2019	247,890	251,594
State of Texas, Transportation Commission, Multi Mode Mobility Fund Series B, GO, VRDO, LIQ: Texas Comptroller of Public Accounts, 1.67%, 12/7/2018(b)	29,705	29,705
State of Texas, Veterans Bonds
GO, VRDO, LIQ: State Street Bank & Trust, 1.67%, 12/7/2018(b)	13,520	13,520
Series A, GO, VRDO, 1.75%, 12/7/2018(b)	53,410	53,410
Series A, GO, VRDO, 1.75%, 12/7/2018(b)	68,330	68,330
State of Texas, Veterans Housing Assistance Program
GO, VRDO, LIQ: State Street Bank & Trust, 1.70%, 12/7/2018(b)	27,705	27,705
GO, VRDO, 1.80%, 12/7/2018(b)	29,415	29,415
GO, VRDO, 1.80%, 12/7/2018(b)	23,670	23,670
GO, VRDO, AMT, 1.80%, 12/7/2018(b)	27,930	27,930
GO, VRDO, AMT, 1.80%, 12/7/2018(b)	21,315	21,315
Tarrant County Cultural Education Facilities Finance Corp.
Series B, Rev., VRDO, LOC: TD Bank NA, 1.69%, 12/3/2018(b)	15,950	15,950
Rev., VRDO, 1.69%, 12/7/2018(b)	18,000	18,000
Series C-2, Rev., VRDO, LOC: Bank of New York Mellon, 1.72%, 12/7/2018(b)	20,200	20,200
Rev., VRDO, 1.73%, 12/7/2018(b)	55,735	55,735
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.70%, 12/3/2018(b)	27,910	27,910
Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System
Rev., VRDO, 1.70%, 12/7/2018(b)	35,900	35,900
Series 2012-B, Rev., VRDO, 1.70%, 12/7/2018(b)	34,000	34,000
Series A, Rev., VRDO, 1.70%, 12/7/2018(b)	46,860	46,860
Tender Option Bond Trust Receipts/Certificates
Rev., VRDO, 1.71%, 12/7/2018(b)	30,940	30,940
Rev., VRDO, 1.72%, 12/7/2018(b)	25,000	25,000
Rev., VRDO, GNMA COLL, 1.72%, 12/7/2018(b)	4,000	4,000
Series 2018-XF2669, Rev., VRDO, 1.72%, 12/7/2018(b)	17,820	17,820
Series 2015-XM0071, Rev., VRDO, AGM, LIQ: Bank of America NA, 1.74%, 12/7/2018(b)(c)	1,360	1,360
Texas Department of Housing and Community Affairs, Multi-Family Housing, Terraces at Cibolo Rev., VRDO, LOC: Citibank NA, 1.76%, 12/7/2018(b)	4,600	4,600
Texas Department of Housing and Community Affairs, Multi-Family Housing, Timber Point Apartments Project Series A-1, Rev., VRDO, FHLMC, LOC: FHLMC, 1.78%, 12/7/2018(b)	740	740
Texas Transportation Commission, State Highway Fund, First Tier Series B1, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.72%, 12/7/2018(b)	30,000	30,000

		1,382,989

Utah — 1.5%
Central Utah Water Conservancy District Series A, Rev., VRDO, 1.72%, 12/7/2018(b)	23,700	23,700
County of Utah Hospital, IHC Health Services, Inc.
Series C, Rev., VRDO, 1.68%, 12/3/2018(b)	16,700	16,700
Series B, Rev., VRDO, 1.65%, 12/7/2018(b)	8,425	8,425
Series C, Rev., VRDO, 1.65%, 12/7/2018(b)	95,440	95,440
Series C, Rev., VRDO, 1.65%, 12/7/2018(b)	27,650	27,650
Series D, Rev., VRDO, 1.65%, 12/7/2018(b)	30,000	30,000
Series C, Rev., VRDO, 1.69%, 12/7/2018(b)	10,100	10,100

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Utah — continued
Utah Housing Finance Agency, Single Family Mortgage
Series F-2, Class I, Rev., VRDO, 1.69%, 12/7/2018(b)	2,945	2,945
Series D-1, Rev., VRDO, AMT, 1.72%, 12/7/2018(b)	2,715	2,715
Series E-1, Class I, Rev., VRDO, AMT, 1.72%, 12/7/2018(b)	2,820	2,820
Utah Water Finance Agency Series B-2, Rev., VRDO, 1.72%, 12/7/2018(b)	25,000	25,000

		245,495

Vermont — 0.3%
Vermont Educational and Health Buildings Financing Agency, Fletcher Allen Health, Hospital Series A, Rev., VRDO, LOC: TD Bank NA, 1.69%, 12/7/2018(b)	45,070	45,070

Virginia — 0.9%
Albermarle County Economic Development Authority, Virginia Hospital Facilities, Sentara Martha Jefferson Hospital
Series A, Rev., VRDO, 1.68%, 12/3/2018(b)	34,900	34,900
Series A, Rev., VRDO, 1.69%, 12/7/2018(b)	15,880	15,880
County of Loudon, IDA, Multi-Modal, Howard Huges Medical Institute Series B, Rev., VRDO, 1.75%, 12/7/2018(b)	300	300
Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Rev., VRDO, 1.69%, 12/7/2018(b)	25,000	25,000
Loudoun County Economic Development Authority Series C, Rev., VRDO, 1.75%, 12/7/2018(b)	18,570	18,570
Loudoun County IDA, Howard Hughes Medical Institute
Series E, Rev., VRDO, 1.71%, 12/7/2018(b)	20,500	20,500
Series D, Rev., VRDO, 1.75%, 12/7/2018(b)	21,350	21,350
Loudoun County Sanitation Authority, Water and Sewer System Rev., VRDO, 1.69%, 12/7/2018(b)	6,410	6,410
Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2714, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.72%, 12/7/2018(b)(c)	7,000	7,000
Virginia College Building Authority, Educational Facilities, University of Richmond Project Series 2004, Rev., VRDO, 1.66%, 12/7/2018(b)	9,975	9,975

		159,885

Washington — 1.1%
Chelan County Public Utility District No.1 Series B, Rev., VRDO, 1.69%, 12/7/2018(b)	17,000	17,000
County of King, Sewer Series B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.69%, 12/7/2018(b)	22,000	22,000
Port of Seattle, Subordinate Lien Series 1997, Rev., VRDO, LOC: Bank of America NA, 1.74%, 12/7/2018(b)	7,330	7,330
Tender Option Bond Trust Receipts/Certificates Series 2018-XF2718, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.72%, 12/7/2018(b)(c)	8,800	8,800
Washington State Housing Finance Commission, Local 82 - JATC Educational Development Trust Project Rev., VRDO, LOC: U.S. Bank NA, 1.78%, 12/3/2018(b)	1,375	1,375
Washington State Housing Finance Commission, Multi-Family Housing, Barkley Ridge Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.75%, 12/7/2018(b)	9,985	9,985
Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens at University Village Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.73%, 12/7/2018(b)	23,540	23,540
Washington State Housing Finance Commission, Multi-Family Housing, Queen Anne Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.73%, 12/7/2018(b)	27,180	27,180

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MUNICIPAL BONDS — continued
Washington — continued
Washington State Housing Finance Commission, Multi-Family Housing, Seasons Apartments Project Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.74%, 12/7/2018(b)	13,375	13,375
Washington State Housing Finance Commission, Multi-Family Housing, The New Haven Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.70%, 12/7/2018(b)	17,400	17,400
Washington State Housing Finance Commission, Multi-Family Housing, Urban Center Apartments Project Series 2012, Rev., VRDO, FHLMC, LOC: FHLMC, 1.70%, 12/7/2018(b)	24,305	24,305
Washington State Housing Finance Commission, Vintage Spokane Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.73%, 12/7/2018(b)	15,095	15,095

		187,385

Wisconsin — 0.2%
Wisconsin Health and Educational Facilities Authority, Medical College Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.70%, 12/3/2018(b)	24,800	24,800
Wisconsin Housing and EDA, Home Ownership Series C, Rev., VRDO, 1.69%, 12/7/2018(b)	11,205	11,205

		36,005

Wyoming — 0.2%
County of Sublette, Wyoming Pollution Control, Exxonmobile Project Rev., VRDO, 1.71%, 12/3/2018(b)	28,015	28,015
Wyoming Community Development Authority Housing Series 2, Rev., VRDO, 1.69%, 12/7/2018(b)	9,750	9,750

		37,765

TOTAL MUNICIPAL BONDS (Cost $13,782,838)		13,782,838

Investments(a)	Shares (000)
VARIABLE RATE DEMAND PREFERRED SHARES — 6.4%
California — 1.9%
Nuveen California AMT-Free Quality Municipal Income Fund
Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.70%, 12/7/2018 #(c)	30,000	30,000
Series 3, LIQ: TD Bank NA, 1.72%, 12/7/2018 #(c)	26,500	26,500
Nuveen California Quality Municipal Income Fund
Series 3, LIQ: TD Bank NA, 1.78%, 12/7/2018 #(c)	26,800	26,800
Series 4, LIQ: Royal Bank of Canada, 1.83%, 12/7/2018 #(c)	58,500	58,500
Series 7, LIQ: Royal Bank of Canada, 1.83%, 12/7/2018 #(c)	21,000	21,000
Series 2, LIQ: Citibank NA, 1.84%, 12/7/2018 #(c)	27,500	27,500
Series 6, LIQ: Citibank NA, 1.84%, 12/7/2018 #(c)	67,600	67,600
Series 1, LIQ: Societe Generale, 1.85%, 12/7/2018 #(c)	59,200	59,200

		317,100

Illinois — 0.5%
Nuveen AMT-Free Municipal Credit Income Fund Series 4, LIQ: Citibank NA, 1.77%, 12/7/2018 #(c)	95,000	95,000

New York — 0.7%
Nuveen New York AMT-Free Quality Municipal Income Fund
Series 5, LIQ: TD Bank NA, 1.73%, 12/7/2018 #(c)	40,000	40,000
Series 1, LIQ: Citibank NA, 1.75%, 12/7/2018 #(c)	28,600	28,600
Series 2, LIQ: Citibank NA, 1.75%, 12/7/2018 #(c)	47,400	47,400
Series 3, LIQ: Citibank NA, 1.75%, 12/7/2018 #(c)	8,500	8,500

		124,500

Other — 3.3%
Nuveen AMT-Free Municipal Credit Income Fund
Series 5, LIQ: Societe Generale, 1.77%, 12/7/2018 #(c)	147,000	147,000
Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.77%, 12/7/2018 #(c)	133,300	133,300
Nuveen AMT-Free Quality Municipal Income Fund
Series 3, LIQ: TD Bank NA, 1.74%, 12/7/2018 #(c)	153,500	153,500
Series 2, LIQ: Citibank NA, 1.77%, 12/7/2018 #(c)	92,000	92,000
Series 5, LOC: Sumitomo Mitsui Banking Corp., 1.78%, 12/7/2018 #(c)	30,000	30,000

		555,800

TOTAL VARIABLE RATE DEMAND PREFERRED SHARES (Cost $1,092,400)		1,092,400

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
SHORT-TERM INVESTMENTS — 11.9%
COMMERCIAL PAPER — 11.9%
Alachua County Health Facilities Authority 1.71%, 12/6/2018	31,240	31,240
California Statewide Communities Development Authority
1.86%, 3/13/2019	48,750	48,750
1.86%, 3/13/2019	6,250	6,250
City of Houston 1.76%, 12/18/2018	10,000	10,000
City of Memphis 1.71%, 12/6/2018	19,000	19,000
City of Rochester 1.73%, 12/6/2018	20,000	20,000
City of Rochester, Health Care Facilities
1.73%, 12/6/2018	68,000	68,000
1.82%, 2/5/2019	90,000	90,000
City of Rochester, Health Care Facilities, Mayo Clinic 1.83%, 1/30/2019	50,000	50,000
City of San Antonio, Electric & Gas Systems 1.81%, 2/5/2019	54,500	54,500
County of Harris 1.71%, 12/6/2018	17,750	17,750
County of Hillsborough 1.74%, 1/3/2019	10,000	10,000
County of Miami-Dade, Aviation 1.85%, 2/5/2019	68,000	68,000
County of York SC, National Rural Utilities Cooperative Finance Corp., Pollution Control
1.75%, 12/3/2018	35,000	35,000
1.75%, 12/3/2018	22,500	22,500
Curators of University of Missouri 1.76%, 2/4/2019	34,640	34,640
District of Columbia 1.83%, 12/4/2018	54,000	54,000
Health and Educational Facilities Authority of the State of Missouri
1.75%, 12/13/2018	50,000	50,000
1.80%, 1/15/2019	50,000	50,000
1.80%, 1/15/2019	50,000	50,000
Indiana State Finance Authority 1.76%, 1/3/2019	86,570	86,570
Jacksonville Health Care Authority 1.80%, 1/30/2019	105,000	105,000
Las Vegas Valley Water District 1.74%, 12/4/2018	135,000	135,000
Maryland Health & Higher Educational Facilities Authority
1.73%, 12/3/2018	17,708	17,708
1.70%, 12/6/2018	17,861	17,861
1.80%, 2/5/2019	19,000	19,000
Metropolitan Government of Nashville and Davidson County, Water and Sewer 1.74%, 12/7/2018	25,000	25,000
Missouri State Health and Educational Facilities Authority 1.74%, 12/3/2018	50,000	50,000
Permanent University Fund - University of Texas System
1.72%, 12/6/2018	25,000	25,000
1.72%, 12/12/2018	25,000	25,000
Private Colleges & Universities Authority 1.78%, 1/17/2019	25,500	25,500
Regents of the University of Minnesota 1.70%, 12/4/2018	37,000	37,000
Southwestern Illinois Development Authority, Health Facilities Authority Series 2017-B, 1.73%, 12/11/2018	39,870	39,870
State of California Department of Water Resources
1.70%, 12/11/2018	24,345	24,345
1.81%, 1/17/2019	10,000	10,000
State Of California Department Of Water Resources 1.70%, 12/6/2018	20,000	20,000
State of California, Department of Water Resources 1.71%, 12/4/2018	36,517	36,517
State of Texas, Public Finance Authority
1.72%, 12/6/2018	35,710	35,710
1.80%, 1/17/2019	21,965	21,965
State of Wisconsin
1.80%, 2/4/2019	10,635	10,635
1.81%, 2/4/2019	20,000	20,000
1.84%, 3/5/2019	18,230	18,230
University of Massachusetts Building Authority 1.77%, 12/11/2018	21,585	21,585
University of Michigan 1.80%, 2/5/2019	39,760	39,760
University of Minnesota
1.71%, 12/6/2018	22,750	22,750
1.78%, 2/4/2019	24,800	24,800
1.78%, 2/4/2019	13,300	13,300
University of Texas System
1.70%, 12/6/2018	25,000	25,000
1.72%, 12/6/2018	25,000	25,000
1.70%, 12/7/2018	25,000	25,000
1.72%, 12/10/2018	25,000	25,000
1.71%, 12/18/2018	25,000	25,000
1.72%, 12/19/2018	22,336	22,336
1.77%, 1/14/2019	12,740	12,740
1.80%, 1/16/2019	25,000	25,000
1.80%, 1/17/2019	25,000	25,000
1.80%, 1/18/2019	20,000	20,000
1.80%, 1/30/2019	25,000	25,000
1.79%, 2/4/2019	22,520	22,520
University of Texas System (The) 1.80%, 1/14/2019	15,000	15,000

TOTAL COMMERCIAL PAPER (Cost $2,010,332)		2,010,332

TOTAL SHORT-TERM INVESTMENTS (COST $2,010,332)		2,010,332

Total Investments — 99.9% (Cost $16,885,570)*		16,885,570
Other Assets Less Liabilities — 0.1%		9,903

Net Assets — 100.0%		16,895,473

Percentages indicated are based on net assets.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COLL	Collateral
CONS	Consolidated Bonds
COP	Certificate of Participation
CR	Custodial Receipts
EAGLE	Earnings of accrual generated on local tax-exempt securities
EDA	Economic Development Authority
FGIC	Insured by Financial Guaranty Insurance Co.
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Insured by Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue
RE	Reinsured
Rev.	Revenue
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of November 30, 2018.
SCSDE	South Carolina School District Enhancement

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of November 30, 2018.
*	The cost of securities is substantially the same for federal income tax purposes.

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (‘GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund and the Institutional Tax Free Money Market Fund.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value of the Fund. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

For the fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following is a summary of the inputs used as of November 30, 2018, in valuing the Fund’s assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$16,885,570	$—	$16,885,570

(a)

All portfolio holdings designated as level 2 are disclosed individually on the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

There were no transfers among any levels during the period ended November 30, 2018.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — 58.1%
Aerospace & Defense — 1.0%
Airbus SE (France) 3.15%, 4/10/2027(a)	500	475
Boeing Co. (The)
2.35%, 10/30/2021	1,000	979
3.55%, 3/1/2038	500	460
KLX, Inc. 5.88%, 12/1/2022(a)	450	463
Lockheed Martin Corp. 3.80%, 3/1/2045	300	267
Northrop Grumman Corp.
3.25%, 8/1/2023	520	507
3.85%, 4/15/2045	250	219
TransDigm, Inc. 6.50%, 5/15/2025	550	548
United Technologies Corp.
2.80%, 5/4/2024	750	707
4.15%, 5/15/2045	300	268

		4,893

Air Freight & Logistics — 0.4%
FedEx Corp.
3.40%, 2/15/2028	500	467
4.10%, 2/1/2045	500	428
United Parcel Service, Inc. 2.80%, 11/15/2024	1,000	956

		1,851

Airlines — 0.5%
Delta Air Lines, Inc.
2.60%, 12/4/2020	1,000	978
3.80%, 4/19/2023	500	489
Southwest Airlines Co.
2.75%, 11/6/2019	500	497
3.00%, 11/15/2026	500	461

		2,425

Auto Components — 0.3%
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025	82	76
6.25%, 3/15/2026	15	14
Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026(a)	25	23
Dana, Inc.
6.00%, 9/15/2023	500	508
5.50%, 12/15/2024	415	395
Delphi Technologies plc 5.00%, 10/1/2025(a)	25	21
Schaeffler Finance BV (Germany) 4.75%, 5/15/2023(a)	600	585

		1,622

Automobiles — 1.7%
BMW US Capital LLC (Germany) 3.10%, 4/12/2021(a)	1,000	987
Daimler Finance North America LLC (Germany)
2.25%, 3/2/2020(a)	750	739
2.20%, 10/30/2021(a)	750	717
2.85%, 1/6/2022(a)	500	485
3.35%, 2/22/2023(a)	500	489
Fiat Chrysler Automobiles NV (United Kingdom) 5.25%, 4/15/2023	500	501
General Motors Co. 4.88%, 10/2/2023	1,000	1,001
Hyundai Capital America 2.55%, 4/3/2020(a)	1,000	983
Nissan Motor Acceptance Corp.
2.15%, 9/28/2020(a)	1,000	970
1.90%, 9/14/2021(a)	750	711
2.65%, 7/13/2022(a)	750	713
3.45%, 3/15/2023(a)	500	490

		8,786

Banks — 6.6%
Australia & New Zealand Banking Group Ltd. (Australia) 2.13%, 8/19/2020	1,000	978
Banco Santander SA (Spain)
3.85%, 4/12/2023	400	386
4.38%, 4/12/2028	400	369
Bank of America Corp.
Series L, 2.25%, 4/21/2020	500	492
4.20%, 8/26/2024	750	740
4.00%, 1/22/2025	750	728
Series L, 3.95%, 4/21/2025	500	483
(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026(b)	750	715
(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038(b)	500	467
(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 1/20/2048(b)	250	235
(ICE LIBOR USD 3 Month + 1.19%), 3.95%, 1/23/2049(b)	400	345
Barclays Bank plc (United Kingdom) 2.65%, 1/11/2021	1,500	1,460
Barclays plc (United Kingdom)
2.75%, 11/8/2019	1,500	1,484
3.65%, 3/16/2025	750	689
BNP Paribas SA (France)
2.38%, 5/21/2020	1,000	987
2.95%, 5/23/2022(a)	200	191
3.50%, 3/1/2023(a)	1,000	964
Citigroup, Inc.
2.40%, 2/18/2020	500	494
2.70%, 10/27/2022	1,000	955
4.40%, 6/10/2025	500	491
5.50%, 9/13/2025	1,000	1,042
6.63%, 6/15/2032	320	367
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039(b)	500	439
(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048(b)	300	270
Discover Bank 3.35%, 2/6/2023	1,000	962

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Banks — continued
HSBC Holdings plc (United Kingdom)
2.65%, 1/5/2022	1,000	963
3.60%, 5/25/2023	750	735
4.25%, 3/14/2024	400	392
(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028(b)	500	473
Lloyds Banking Group plc (United Kingdom) 4.38%, 3/22/2028	750	705
Mitsubishi UFJ Financial Group, Inc. (Japan) 2.67%, 7/25/2022	750	724
Mizuho Bank Ltd. (Japan) 2.40%, 3/26/2020(a)	1,000	988
Mizuho Financial Group, Inc. (Japan)
2.95%, 2/28/2022	750	730
2.84%, 9/13/2026	750	689
Royal Bank of Scotland Group plc (United Kingdom) 3.88%, 9/12/2023	1,000	947
Santander Holdings USA, Inc. 2.65%, 4/17/2020	1,000	986
Santander UK plc (United Kingdom) 2.38%, 3/16/2020	750	738
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.78%, 7/12/2022	1,000	968
3.54%, 1/17/2028	500	479
SunTrust Bank 3.00%, 2/2/2023	750	727
SunTrust Banks, Inc. 2.70%, 1/27/2022	750	726
Toronto-Dominion Bank (The) (Canada) 2.55%, 1/25/2021	1,500	1,477
UBS Group Funding Switzerland AG (Switzerland)
(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023(a)(b)	1,000	955
Wells Fargo & Co.
3.00%, 2/19/2025	500	468
3.55%, 9/29/2025	1,000	957
Wells Fargo Bank NA
3.55%, 8/14/2023	1,000	983
6.60%, 1/15/2038	300	361

		33,904

Beverages — 1.4%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036(a)	1,000	942
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
6.88%, 11/15/2019	700	723
2.50%, 7/15/2022	500	475
Bacardi Ltd. (Bermuda) 5.15%, 5/15/2038(a)	500	463
Constellation Brands, Inc. 3.70%, 12/6/2026	500	470
Keurig Dr Pepper, Inc.
4.06%, 5/25/2023(a)	500	493
3.40%, 11/15/2025	500	463
2.55%, 9/15/2026	750	637
Molson Coors Brewing Co. 2.25%, 3/15/2020	1,500	1,474
PepsiCo, Inc.
2.25%, 1/7/2019	250	250
3.00%, 10/15/2027	500	469
4.25%, 10/22/2044	446	441

		7,300

Biotechnology — 0.5%
AbbVie, Inc. 4.30%, 5/14/2036	500	447
Amgen, Inc. 4.40%, 5/1/2045	1,000	917
Celgene Corp.
2.25%, 5/15/2019	400	399
2.88%, 8/15/2020	500	494
Gilead Sciences, Inc. 3.50%, 2/1/2025	500	484

		2,741

Building Products — 0.2%
CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027(a)	500	458
JELD-WEN, Inc. 4.63%, 12/15/2025(a)	15	14
Johnson Controls International plc 4.50%, 2/15/2047	350	316
Owens Corning 4.40%, 1/30/2048	400	310

		1,098

Capital Markets — 4.4%
Ameriprise Financial, Inc. 2.88%, 9/15/2026	500	457
Apollo Management Holdings LP 5.00%, 3/15/2048(a)	500	472
Bank of New York Mellon Corp. (The)
3.55%, 9/23/2021	500	500
(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023(b)	750	724
Blackstone Holdings Finance Co. LLC 4.00%, 10/2/2047(a)	300	250
Brookfield Finance, Inc. (Canada) 3.90%, 1/25/2028	500	466
Cboe Global Markets, Inc. 3.65%, 1/12/2027	1,000	959
CME Group, Inc. 3.00%, 3/15/2025	500	479
Credit Suisse AG (Switzerland)
3.00%, 10/29/2021	700	685
3.63%, 9/9/2024	1,000	973
Credit Suisse Group AG (Switzerland)
(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029(a)(b)	500	461
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	300	377
Deutsche Bank AG (Germany)
2.70%, 7/13/2020	1,000	972
3.15%, 1/22/2021	1,500	1,447

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Capital Markets — continued
3.38%, 5/12/2021	500	484
3.95%, 2/27/2023	1,000	940
E*TRADE Financial Corp. 2.95%, 8/24/2022	750	723
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023(b)	500	479
4.25%, 10/21/2025	1,500	1,447
(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029(b)	750	697
6.45%, 5/1/2036	750	836
5.15%, 5/22/2045	300	287
Jefferies Group LLC 4.15%, 1/23/2030	750	650
Lehman Brothers Holdings, Inc.
0.00%, 8/21/2009(c)	1,350	27
0.00%, 5/25/2049(c)	850	18
5.86%, 12/31/2049‡(c)	3,795	—	(d)
Moody’s Corp.
2.75%, 7/15/2019	500	499
2.63%, 1/15/2023	750	714
Morgan Stanley
5.50%, 1/26/2020	395	404
3.70%, 10/23/2024	750	730
3.95%, 4/23/2027	500	469
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029(b)	750	708
(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038(b)	500	447
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039(b)	400	381
Neuberger Berman Group LLC 4.88%, 4/15/2045(a)	300	259
Northern Trust Corp.
(ICE LIBOR USD 3 Month + 1.13%), 3.37%, 5/8/2032(b)	500	464
S&P Global, Inc. 4.50%, 5/15/2048	300	292
TD Ameritrade Holding Corp. 2.95%, 4/1/2022	500	490
UBS AG (Switzerland) 2.20%, 6/8/2020(a)	1,000	981

		22,648

Chemicals — 1.1%
Ashland LLC 4.75%, 8/15/2022(e)	500	496
Chevron Phillips Chemical Co. LLC 3.30%, 5/1/2023(a)	750	736
Dow Chemical Co. (The)
4.13%, 11/15/2021	500	505
3.50%, 10/1/2024	500	480
4.38%, 11/15/2042	250	215
Hexion, Inc. 6.63%, 4/15/2020	930	768
Huntsman International LLC
4.88%, 11/15/2020	700	707
5.13%, 11/15/2022	150	153
INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024(a)	200	186
LyondellBasell Industries NV 4.63%, 2/26/2055	250	206
PPG Industries, Inc. 3.20%, 3/15/2023	750	733
Reichhold Industries, Inc. 11.03%, 5/1/2018‡(a)(c)	283	—
Sherwin-Williams Co. (The) 2.75%, 6/1/2022	500	480

		5,665

Commercial Services & Supplies — 0.2%
ADT Security Corp. (The) 3.50%, 7/15/2022	350	328
Nielsen Finance LLC
4.50%, 10/1/2020	135	134
5.00%, 4/15/2022(a)	500	489

		951

Communications Equipment — 0.6%
Cisco Systems, Inc.
2.20%, 9/20/2023	1,000	945
5.50%, 1/15/2040	300	346
CommScope Technologies LLC 6.00%, 6/15/2025(a)	1,750	1,621

		2,912

Consumer Finance — 4.1%
AerCap Ireland Capital DAC (Ireland) 3.30%, 1/23/2023	500	476
Ally Financial, Inc.
4.13%, 3/30/2020	500	499
4.13%, 2/13/2022	105	103
4.63%, 5/19/2022	25	25
4.63%, 3/30/2025	395	388
American Express Co.
3.40%, 2/27/2023	750	733
3.00%, 10/30/2024	750	708
American Express Credit Corp. 2.38%, 5/26/2020	750	739
American Honda Finance Corp. 3.38%, 12/10/2021	500	499
Capital One Financial Corp.
2.50%, 5/12/2020	1,000	985
3.20%, 1/30/2023	500	483
3.30%, 10/30/2024	750	700
3.75%, 7/28/2026	500	454
3.80%, 1/31/2028	500	460
Caterpillar Financial Services Corp. 2.85%, 6/1/2022	500	490
Discover Financial Services 4.10%, 2/9/2027	500	465
Ford Motor Credit Co. LLC
2.60%, 11/4/2019	1,000	988
2.43%, 6/12/2020	1,000	969
3.22%, 1/9/2022	750	706
2.98%, 8/3/2022	750	692
4.38%, 8/6/2023	500	474
3.81%, 1/9/2024	500	455

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Consumer Finance — continued
3.82%, 11/2/2027	500	421
General Motors Financial Co., Inc.
3.15%, 6/30/2022	1,000	949
4.00%, 1/15/2025	1,000	939
3.85%, 1/5/2028	750	659
Harley-Davidson Financial Services, Inc.
2.15%, 2/26/2020(a)	750	737
2.40%, 6/15/2020(a)	1,000	980
HSBC USA, Inc. 2.35%, 3/5/2020	1,500	1,481
Hyundai Capital Services, Inc. (South Korea) 3.00%, 3/6/2022(a)	500	483
John Deere Capital Corp.
3.35%, 6/12/2024	500	493
2.65%, 6/24/2024	500	474
Synchrony Financial 2.70%, 2/3/2020	1,000	982

		21,089

Containers & Packaging — 0.3%
Bemis Co., Inc. 3.10%, 9/15/2026	500	453
Reynolds Group Issuer, Inc.
5.75%, 10/15/2020	785	784
7.00%, 7/15/2024(a)	110	110

		1,347

Distributors — 0.0%(f)
Core & Main LP 6.13%, 8/15/2025(a)	164	150

Diversified Consumer Services — 0.1%
Service Corp. International 7.50%, 4/1/2027	310	337

Diversified Financial Services — 0.2%
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	500	403
Siemens Financieringsmaatschappij NV (Germany)
3.13%, 3/16/2024(a)	500	485
4.20%, 3/16/2047(a)	300	290

		1,178

Diversified Telecommunication Services — 2.6%
AT&T, Inc.
3.20%, 3/1/2022	750	736
3.90%, 3/11/2024	600	589
3.95%, 1/15/2025	500	483
4.50%, 5/15/2035	500	443
6.00%, 8/15/2040	300	303
5.35%, 9/1/2040	850	802
CCO Holdings LLC
5.88%, 4/1/2024(a)	345	348
5.50%, 5/1/2026(a)	245	238
5.13%, 5/1/2027(a)	705	668
CenturyLink, Inc. Series T, 5.80%, 3/15/2022	700	696
Deutsche Telekom International Finance BV (Germany) 2.23%, 1/17/2020(a)	1,000	988
Frontier Communications Corp.
11.00%, 9/15/2025	740	522
8.50%, 4/1/2026(a)	65	59
Intelsat Jackson Holdings SA (Luxembourg)
5.50%, 8/1/2023	1,431	1,263
8.50%, 10/15/2024(a)	35	34
Level 3 Financing, Inc.
5.63%, 2/1/2023	750	750
5.38%, 1/15/2024	31	30
Sprint Capital Corp. 8.75%, 3/15/2032	730	793
Verizon Communications, Inc.
4.15%, 3/15/2024	500	505
3.38%, 2/15/2025	514	495
4.50%, 8/10/2033	500	488
4.40%, 11/1/2034	500	474
4.27%, 1/15/2036	577	529
5.01%, 4/15/2049	500	486
Windstream Services LLC 9.00%, 6/30/2025(a)	946	691

		13,413

Electric Utilities — 1.7%
AEP Transmission Co. LLC 3.75%, 12/1/2047	300	266
Alabama Power Co. 3.75%, 3/1/2045	300	264
Appalachian Power Co. 6.38%, 4/1/2036	300	347
Commonwealth Edison Co. 3.70%, 3/1/2045	300	266
DTE Electric Co. 3.70%, 3/15/2045	300	269
Duke Energy Carolinas LLC
6.00%, 1/15/2038	435	517
3.75%, 6/1/2045	300	266
Duke Energy Corp.
1.80%, 9/1/2021	750	714
2.65%, 9/1/2026	500	446
Entergy Arkansas, Inc. 3.75%, 2/15/2021	535	539
Eversource Energy Series M, 3.30%, 1/15/2028	500	469
Gulf Power Co. Series A, 3.30%, 5/30/2027	500	476
MidAmerican Energy Co. 3.10%, 5/1/2027	500	476
Nevada Power Co. 7.13%, 3/15/2019	1,010	1,022
NSTAR Electric Co. 3.20%, 5/15/2027	500	474
Potomac Electric Power Co. 4.15%, 3/15/2043	250	238
Public Service Electric & Gas Co. 3.00%, 5/15/2027	500	469

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Electric Utilities — continued
Xcel Energy, Inc.
4.70%, 5/15/2020	730	738
3.35%, 12/1/2026	500	478

		8,734

Electrical Equipment — 0.0%(f)
Energizer Gamma Acquisition, Inc. 6.38%, 7/15/2026(a)	10	9

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc. 4.00%, 4/1/2025	500	481

Energy Equipment & Services — 0.1%
Calfrac Holdings LP (Canada) 8.50%, 6/15/2026(a)	5	4
Halliburton Co. 3.50%, 8/1/2023	250	245
Nabors Industries, Inc. 5.75%, 2/1/2025	15	12
Transocean Guardian Ltd. 5.88%, 1/15/2024(a)	12	12
Transocean Pontus Ltd. 6.13%, 8/1/2025(a)	4	4

		277

Entertainment — 0.8%
21st Century Fox America, Inc. 6.40%, 12/15/2035	525	646
Activision Blizzard, Inc. 2.60%, 6/15/2022	250	240
AMC Entertainment Holdings, Inc. 5.75%, 6/15/2025	200	181
NBCUniversal Media LLC 4.38%, 4/1/2021	1,065	1,086
Netflix, Inc. 5.88%, 11/15/2028(a)	24	24
Viacom, Inc. 4.25%, 9/1/2023	1,250	1,257
Warner Media LLC
3.60%, 7/15/2025	500	469
5.35%, 12/15/2043	330	309

		4,212

Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.
2.80%, 6/1/2020	500	494
3.45%, 9/15/2021	500	497
AvalonBay Communities, Inc. 3.45%, 6/1/2025	500	486
Boston Properties LP
3.20%, 1/15/2025	250	236
2.75%, 10/1/2026	500	447
CoreCivic, Inc. 4.63%, 5/1/2023	525	486
Crown Castle International Corp. 3.15%, 7/15/2023	1,000	958
GEO Group, Inc. (The)
5.88%, 1/15/2022	215	211
5.13%, 4/1/2023	400	361
5.88%, 10/15/2024	230	207
GLP Capital LP
5.25%, 6/1/2025	20	20
5.75%, 6/1/2028	20	20
Kimco Realty Corp. 4.25%, 4/1/2045	350	300
RHP Hotel Properties LP 5.00%, 4/15/2023	200	198
Uniti Group LP 8.25%, 10/15/2023	500	463
VICI Properties 1 LLC 8.00%, 10/15/2023	107	116

		5,500

Food & Staples Retailing — 0.7%
Costco Wholesale Corp. 2.75%, 5/18/2024	500	483
CVS Pass-Through Trust 7.51%, 1/10/2032(a)	616	712
Kroger Co. (The) 2.65%, 10/15/2026	750	661
Rite Aid Corp. 6.13%, 4/1/2023(a)	40	35
Sysco Corp. 3.55%, 3/15/2025	500	483
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	500	489
4.65%, 6/1/2046	350	316
Walmart, Inc. 4.05%, 6/29/2048	350	336

		3,515

Food Products — 1.3%
B&G Foods, Inc. 5.25%, 4/1/2025	51	48
Campbell Soup Co. 3.95%, 3/15/2025	500	473
Conagra Brands, Inc. 4.30%, 5/1/2024	500	498
General Mills, Inc.
3.20%, 2/10/2027	500	452
4.70%, 4/17/2048	500	447
Grupo Bimbo SAB de CV (Mexico) 4.88%, 6/30/2020(a)	495	502
Hershey Co. (The) 3.38%, 8/15/2046	350	302
JM Smucker Co. (The) 4.38%, 3/15/2045	300	262
Kellogg Co. 3.40%, 11/15/2027	500	456
Mondelez International Holdings Netherlands BV 2.00%, 10/28/2021(a)	750	713
Mondelez International, Inc. 3.63%, 5/7/2023	500	494
Post Holdings, Inc. 5.00%, 8/15/2026(a)	105	96
Smithfield Foods, Inc. 3.35%, 2/1/2022(a)	1,000	969
Tyson Foods, Inc. 3.95%, 8/15/2024	250	247

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Food Products — continued
Unilever Capital Corp. (United Kingdom) 2.60%, 5/5/2024	500	476

		6,435

Gas Utilities — 0.1%
KeySpan Gas East Corp. 2.74%, 8/15/2026(a)	500	457

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories 3.88%, 9/15/2025	1,000	1,002
Becton Dickinson and Co. 2.40%, 6/5/2020	1,000	982
Boston Scientific Corp. 4.13%, 10/1/2023	250	251
DJO Finance LLC 8.13%, 6/15/2021(a)	550	570
Hill-Rom Holdings, Inc. 5.75%, 9/1/2023(a)	255	259
Medtronic, Inc. 2.50%, 3/15/2020	500	496
Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	750	740

		4,300

Health Care Providers & Services — 3.0%
Aetna, Inc. 3.50%, 11/15/2024	500	482
Air Medical Group Holdings, Inc. 6.38%, 5/15/2023(a)	451	374
AmerisourceBergen Corp. 4.30%, 12/15/2047	300	250
Community Health Systems, Inc. 8.63%, 1/15/2024(a)	15	15
CVS Health Corp.
2.80%, 7/20/2020	1,000	987
4.10%, 3/25/2025	1,000	985
5.05%, 3/25/2048	500	484
DaVita, Inc. 5.00%, 5/1/2025	535	503
Encompass Health Corp. 5.75%, 11/1/2024	410	411
Envision Healthcare Corp. 8.75%, 10/15/2026(a)	25	23
Express Scripts Holding Co. 2.25%, 6/15/2019	750	747
Halfmoon Parent, Inc. 4.13%, 11/15/2025(a)	500	494
HCA, Inc.
7.50%, 2/15/2022	1,300	1,404
5.38%, 2/1/2025	2,405	2,420
Humana, Inc. 3.95%, 3/15/2027	500	487
Laboratory Corp. of America Holdings 3.20%, 2/1/2022	500	492
Quest Diagnostics, Inc.
2.70%, 4/1/2019	1,000	999
3.50%, 3/30/2025	500	479
Tenet Healthcare Corp.
4.50%, 4/1/2021	250	247
8.13%, 4/1/2022	2,279	2,362
6.75%, 6/15/2023	80	79
UnitedHealth Group, Inc.
4.63%, 7/15/2035	250	259
4.75%, 7/15/2045	500	518

		15,501

Hotels, Restaurants & Leisure — 1.8%
Boyne USA, Inc. 7.25%, 5/1/2025(a)	5	5
Enterprise Development Authority (The) 12.00%, 7/15/2024(a)	25	24
Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026(a)	27	26
Hyatt Hotels Corp. 4.38%, 9/15/2028	500	479
International Game Technology plc 6.25%, 2/15/2022(a)	750	772
Marriott International, Inc. 2.30%, 1/15/2022	1,000	955
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026(a)	20	20
McDonald’s Corp.
3.38%, 5/26/2025	500	484
3.50%, 3/1/2027	500	479
4.60%, 5/26/2045	300	285
4.88%, 12/9/2045	300	299
MGM Resorts International 6.00%, 3/15/2023	1,475	1,499
Royal Caribbean Cruises Ltd. 2.65%, 11/28/2020	1,500	1,468
Sabre GLBL, Inc. 5.38%, 4/15/2023(a)	300	299
Starbucks Corp.
2.20%, 11/22/2020	1,500	1,467
3.75%, 12/1/2047	300	246
Stars Group Holdings BV (Canada) 7.00%, 7/15/2026(a)	9	9
Wynn Las Vegas LLC 5.50%, 3/1/2025(a)	500	476

		9,292

Household Durables — 0.1%
Tempur Sealy International, Inc. 5.63%, 10/15/2023	600	589

Household Products — 0.1%
Kimberly-Clark Corp. 3.90%, 5/4/2047	350	330
Procter & Gamble Co. (The) 3.50%, 10/25/2047	350	317
Spectrum Brands Holdings, Inc. 7.75%, 1/15/2022	88	90

		737

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. 4.88%, 5/15/2023	700	696
Calpine Corp. 5.25%, 6/1/2026(a)	66	61

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Independent Power and Renewable Electricity Producers — continued
NRG Energy, Inc. 6.63%, 1/15/2027	700	713

		1,470

Industrial Conglomerates — 0.2%
Honeywell International, Inc.
1.85%, 11/1/2021	500	479
2.50%, 11/1/2026	400	368

		847

Insurance — 1.4%
Aflac, Inc. 3.63%, 6/15/2023	400	398
Allstate Corp. (The)
3.28%, 12/15/2026	500	480
5.55%, 5/9/2035	400	449
American International Group, Inc.
3.88%, 1/15/2035	500	429
4.50%, 7/16/2044	500	433
Aon plc 4.25%, 12/12/2042	275	237
Chubb INA Holdings, Inc. 3.15%, 3/15/2025	500	480
Liberty Mutual Group, Inc. 6.50%, 5/1/2042(a)	400	467
Lincoln National Corp.
4.00%, 9/1/2023	250	252
3.80%, 3/1/2028	500	473
MetLife, Inc. 4.05%, 3/1/2045	300	270
New York Life Global Funding 1.95%, 2/11/2020(a)	750	739
Nuveen Finance LLC 4.13%, 11/1/2024(a)	1,000	1,005
Travelers Cos., Inc. (The) 4.00%, 5/30/2047	350	322
Willis North America, Inc. 3.60%, 5/15/2024	1,000	962

		7,396

Interactive Media & Services — 0.3%
Alphabet, Inc. 2.00%, 8/15/2026	900	804
Baidu, Inc. (China) 2.88%, 7/6/2022	1,000	964

		1,768

Internet & Direct Marketing Retail — 1.1%
Alibaba Group Holding Ltd. (China)
2.50%, 11/28/2019	1,000	993
4.00%, 12/6/2037	500	438
Amazon.com, Inc.
1.90%, 8/21/2020	1,000	982
2.80%, 8/22/2024	500	478
3.88%, 8/22/2037	400	379
4.95%, 12/5/2044	400	429
4.25%, 8/22/2057	400	375
eBay, Inc. 3.60%, 6/5/2027	500	461
Expedia Group, Inc. 4.50%, 8/15/2024	1,000	987

		5,522

IT Services — 1.1%
Cogent Communications Group, Inc. 5.38%, 3/1/2022(a)	650	651
First Data Corp. 5.75%, 1/15/2024(a)	914	918
GCI LLC 6.75%, 6/1/2021	241	241
International Business Machines Corp. 1.88%, 8/1/2022	750	703
Mastercard, Inc.
2.95%, 11/21/2026	500	471
3.95%, 2/26/2048	500	479
Visa, Inc.
2.15%, 9/15/2022	1,000	958
4.30%, 12/14/2045	300	300
Zayo Group LLC
6.00%, 4/1/2023	750	746
5.75%, 1/15/2027(a)	175	167

		5,634

Leisure Products — 0.1%
Hasbro, Inc. 3.50%, 9/15/2027	500	459
Mattel, Inc. 6.75%, 12/31/2025(a)	46	43
Vista Outdoor, Inc. 5.88%, 10/1/2023	77	73

		575

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc. 3.05%, 9/22/2026	750	693

Machinery — 0.2%
CNH Industrial Capital LLC 4.88%, 4/1/2021	500	502
Snap-on, Inc. 3.25%, 3/1/2027	500	475

		977

Media — 3.6%
Altice Financing SA (Luxembourg)
6.63%, 2/15/2023(a)	750	741
7.50%, 5/15/2026(a)	200	188
Altice Luxembourg SA (Luxembourg) 7.75%, 5/15/2022(a)	600	571
AMC Networks, Inc. 5.00%, 4/1/2024	41	39
CBS Corp. 2.90%, 1/15/2027	1,000	875
Charter Communications Operating LLC
4.46%, 7/23/2022	1,000	1,002
(ICE LIBOR USD 3 Month + 1.65%), 4.19%, 2/1/2024(b)	85	85
Clear Channel Worldwide Holdings, Inc.
Series B, 7.63%, 3/15/2020	898	897
Series A, 6.50%, 11/15/2022	201	203
Series B, 6.50%, 11/15/2022	1,583	1,607

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Media — continued
Comcast Corp.
1.63%, 1/15/2022	1,000	949
3.38%, 2/15/2025	500	484
3.15%, 2/15/2028	500	460
4.40%, 8/15/2035	400	382
6.95%, 8/15/2037	350	426
4.50%, 1/15/2043	250	235
4.00%, 3/1/2048	400	352
Cox Communications, Inc.
3.85%, 2/1/2025(a)	500	485
3.50%, 8/15/2027(a)	500	459
CSC Holdings LLC 10.88%, 10/15/2025(a)	694	800
Discovery Communications LLC
2.75%, 11/15/2019(a)	250	248
3.50%, 6/15/2022(a)	500	489
3.45%, 3/15/2025	500	466
DISH DBS Corp.
5.88%, 7/15/2022	60	57
5.00%, 3/15/2023	735	643
5.88%, 11/15/2024	1,900	1,620
7.75%, 7/1/2026	200	177
Gray Escrow, Inc. 7.00%, 5/15/2027(a)	15	15
Nexstar Broadcasting, Inc.
6.13%, 2/15/2022(a)	400	405
5.88%, 11/15/2022	113	114
Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	300	306
Sinclair Television Group, Inc. 6.13%, 10/1/2022	500	507
Sirius XM Radio, Inc.
6.00%, 7/15/2024(a)	605	619
5.38%, 4/15/2025(a)	500	493
UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025(a)	400	384
Videotron Ltd. (Canada) 5.38%, 6/15/2024(a)	550	549

		18,332

Metals & Mining — 0.3%
Alcoa Nederland Holding BV 6.75%, 9/30/2024(a)	200	207
Gold Fields Orogen Holdings BVI Ltd. (South Africa) 4.88%, 10/7/2020(a)	1,005	990
Zekelman Industries, Inc. 9.88%, 6/15/2023(a)	99	105

		1,302

Multiline Retail — 0.3%
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/2021(a)	40	19
8.75% (cash), 10/15/2021(a)(g)	549	268
Target Corp.
2.30%, 6/26/2019	500	498
2.50%, 4/15/2026	750	687
3.90%, 11/15/2047	300	267

		1,739

Multi-Utilities — 0.9%
Berkshire Hathaway Energy Co. 3.80%, 7/15/2048	500	431
Consolidated Edison Co. of New York, Inc.
4.45%, 3/15/2044	250	243
4.63%, 12/1/2054	350	332
Dominion Energy, Inc.
5.20%, 8/15/2019	630	638
2.58%, 7/1/2020(e)	1,000	983
Series C, 4.90%, 8/1/2041	250	246
4.70%, 12/1/2044	250	241
DTE Energy Co. Series C, 3.50%, 6/1/2024	300	292
Sempra Energy 3.80%, 2/1/2038	500	422
TECO Finance, Inc. 5.15%, 3/15/2020	560	571

		4,399

Oil, Gas & Consumable Fuels — 3.0%
Anadarko Petroleum Corp. 3.45%, 7/15/2024	500	477
BP Capital Markets plc (United Kingdom)
2.52%, 1/15/2020	750	745
3.81%, 2/10/2024	500	498
3.02%, 1/16/2027	500	461
ConocoPhillips 6.50%, 2/1/2039	475	580
Denbury Resources, Inc. 9.25%, 3/31/2022(a)	181	181
Energy Transfer Operating LP 5.15%, 3/15/2045	300	258
Enterprise Products Operating LLC 7.55%, 4/15/2038	385	475
EP Energy LLC 9.38%, 5/1/2024(a)	1,010	555
Exxon Mobil Corp. 3.57%, 3/6/2045	300	265
Hilcorp Energy I LP 5.00%, 12/1/2024(a)	15	14
Jagged Peak Energy LLC 5.88%, 5/1/2026(a)	5	5
Kinder Morgan Energy Partners LP 2.65%, 2/1/2019	350	349
Kinder Morgan, Inc.
3.05%, 12/1/2019	135	134
3.15%, 1/15/2023	750	719
5.05%, 2/15/2046	300	271
Marathon Petroleum Corp. 3.63%, 9/15/2024	1,000	961
MEG Energy Corp. (Canada)
6.38%, 1/30/2023(a)	300	280
7.00%, 3/31/2024(a)	562	526
Oasis Petroleum, Inc. 6.88%, 1/15/2023	41	40
Parsley Energy LLC 5.63%, 10/15/2027(a)	60	57

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — continued
Oil, Gas & Consumable Fuels — continued
Petroleos Mexicanos (Mexico)
5.38%, 3/13/2022	500	489
6.50%, 3/13/2027	1,000	935
Phillips 66 4.65%, 11/15/2034	250	240
Phillips 66 Partners LP
3.61%, 2/15/2025	500	472
3.75%, 3/1/2028	500	461
4.90%, 10/1/2046	300	273
Reliance Industries Ltd. (India) 4.13%, 1/28/2025(a)	500	483
Sabine Pass Liquefaction LLC 5.75%, 5/15/2024	500	527
Southwestern Energy Co. 7.50%, 4/1/2026	41	41
Sunoco Logistics Partners Operations LP 4.00%, 10/1/2027	500	454
Targa Resources Partners LP 5.88%, 4/15/2026(a)	15	15
TransCanada PipeLines Ltd. (Canada) 6.10%, 6/1/2040	345	372
Valero Energy Corp. 3.40%, 9/15/2026	750	683
Valero Energy Partners LP 4.50%, 3/15/2028	500	490
Western Gas Partners LP 4.50%, 3/1/2028	500	469
WildHorse Resource Development Corp. 6.88%, 2/1/2025	30	29
Williams Cos., Inc. (The)
7.88%, 9/1/2021	20	22
4.00%, 9/15/2025	500	481
5.75%, 6/24/2044	500	492

		15,279

Paper & Forest Products — 0.1%
Georgia-Pacific LLC 3.16%, 11/15/2021(a)	500	493

Personal Products — 0.0%(f)
Coty, Inc. 6.50%, 4/15/2026(a)	165	145
High Ridge Brands Co. 8.88%, 3/15/2025(a)	41	18

		163

Pharmaceuticals — 1.2%
Bausch Health Cos., Inc.
5.88%, 5/15/2023(a)	660	641
7.00%, 3/15/2024(a)	284	297
6.13%, 4/15/2025(a)	177	166
9.00%, 12/15/2025(a)	46	49
Bayer US Finance II LLC (Germany)
3.38%, 7/15/2024(a)	500	472
4.20%, 7/15/2034(a)	400	346
Eli Lilly & Co. 3.70%, 3/1/2045	300	273
Endo Dac 6.00%, 7/15/2023(a)	200	166
GlaxoSmithKline Capital, Inc. (United Kingdom) 2.80%, 3/18/2023	750	722
Merck & Co., Inc. 2.75%, 2/10/2025	500	478
Mylan NV 3.15%, 6/15/2021	1,000	976
Teva Pharmaceutical Finance Netherlands III BV (Israel) 1.70%, 7/19/2019	655	643
Zoetis, Inc. 3.45%, 11/13/2020	750	750

		5,979

Road & Rail — 1.1%
Avis Budget Car Rental LLC
5.50%, 4/1/2023	550	543
6.38%, 4/1/2024(a)	200	195
Burlington Northern Santa Fe LLC 5.75%, 5/1/2040	500	567
CSX Corp. 3.40%, 8/1/2024	750	736
Herc Rentals, Inc.
7.50%, 6/1/2022(a)	91	95
7.75%, 6/1/2024(a)	94	100
Hertz Corp. (The)
7.38%, 1/15/2021	550	544
7.63%, 6/1/2022(a)	82	81
6.25%, 10/15/2022	950	834
5.50%, 10/15/2024(a)	56	44
Norfolk Southern Corp. 3.15%, 6/1/2027	500	471
Penske Truck Leasing Co. LP 3.38%, 2/1/2022(a)	500	491
Ryder System, Inc. 2.65%, 3/2/2020	500	495
Union Pacific Corp. 3.38%, 2/1/2035	250	214

		5,410

Semiconductors & Semiconductor Equipment — 1.2%
Amkor Technology, Inc. 6.38%, 10/1/2022	1,325	1,332
Broadcom Corp. 3.63%, 1/15/2024	1,000	946
Intel Corp.
2.45%, 7/29/2020	1,000	991
2.88%, 5/11/2024	1,000	961
QUALCOMM, Inc. 2.90%, 5/20/2024	1,000	944
Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026(a)	910	926

		6,100

Software — 0.9%
CA, Inc. 4.50%, 8/15/2023	250	252
Infor Software Parent LLC 7.13% (cash), 5/1/2021(a)(g)	500	499

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)		Value ($000)
CORPORATE BONDS — continued
Software — continued
Infor US, Inc. 6.50%, 5/15/2022	1,165		1,159
Microsoft Corp.
2.88%, 2/6/2024	1,000		971
4.10%, 2/6/2037	500		501
4.00%, 2/12/2055	350		330
Oracle Corp.
3.40%, 7/8/2024	500		492
3.80%, 11/15/2037	300		275
4.38%, 5/15/2055	300		283

			4,762

Specialty Retail — 0.5%
Home Depot, Inc. (The)
2.00%, 6/15/2019	500		497
2.63%, 6/1/2022	500		490
3.90%, 6/15/2047	350		320
Michaels Stores, Inc. 5.88%, 12/15/2020(a)	500		500
PetSmart, Inc.
7.13%, 3/15/2023(a)	505		338
8.88%, 6/1/2025(a)	41		28
Staples, Inc. 8.50%, 9/15/2025(a)	60		53
Tiffany & Co. 3.80%, 10/1/2024	500		505

			2,731

Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC 6.02%, 6/15/2026(a)	475		480
Hewlett Packard Enterprise Co. 4.40%, 10/15/2022(e)	1,000		1,016
Xerox Corp. 4.07%, 3/17/2022	200		190

			1,686

Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc. 3.88%, 11/1/2045	300		278
Under Armour, Inc. 3.25%, 6/15/2026	500		435

			713

Tobacco — 0.7%
Altria Group, Inc.
2.63%, 1/14/2020	500		495
2.63%, 9/16/2026	750		671
3.88%, 9/16/2046	400		322
BAT Capital Corp. (United Kingdom) 3.22%, 8/15/2024	1,000		925
Philip Morris International, Inc.
2.38%, 8/17/2022	500		475
2.75%, 2/25/2026	500		464

			3,352

Trading Companies & Distributors — 0.2%
Air Lease Corp. 3.25%, 3/1/2025	500		460
International Lease Finance Corp. 6.25%, 5/15/2019	750		758

			1,218

Water Utilities — 0.1%
Aquarion Co. 4.00%, 8/15/2024(a)	500		500

Wireless Telecommunication Services — 0.9%
America Movil SAB de CV (Mexico) 5.00%, 3/30/2020	675		685
Sprint Communications, Inc. 11.50%, 11/15/2021	161		186
Sprint Corp.
7.88%, 9/15/2023	2,450		2,572
7.63%, 2/15/2025	900		926
T-Mobile USA, Inc.
6.38%, 3/1/2025	120		124
6.38%, 3/1/2025‡	120		—

			4,493

TOTAL CORPORATE BONDS (Cost $312,952)			297,882

MORTGAGE-BACKED SECURITIES — 26.6%
FHLMC Gold Pools, 20 Year, Single Family
Pool # G30450, 6.00%, 1/1/2029	8		9
FHLMC Gold Pools, 30 Year, Single Family
Pool # C80364, 7.00%, 12/1/2025	3		3
Pool # D68081, 7.00%, 2/1/2026	—	(d)	—	(d)
Pool # C00464, 8.00%, 5/1/2026	1		2
Pool # C80409, 8.00%, 6/1/2026	—	(d)	—	(d)
Pool # D72441, 8.00%, 6/1/2026	1		1
Pool # D72330, 8.00%, 7/1/2026	2		2
Pool # D75499, 7.50%, 10/1/2026	4		4
Pool # D78618, 7.50%, 2/1/2027	13		13
Pool # G02125, 6.00%, 2/1/2036	4		4
Pool # A53165, 6.00%, 10/1/2036	64		69
Pool # A56599, 6.00%, 1/1/2037	12		13
Pool # G08205, 6.00%, 6/1/2037	1		1
Pool # G03362, 6.00%, 9/1/2037	98		108
Pool # G03819, 6.00%, 1/1/2038	13		15
Pool # G08276, 6.00%, 6/1/2038	19		20
Pool # A80908, 6.00%, 8/1/2038	246		271
TBA, 3.00%, 9/15/2044(h)	7,300		6,957
TBA, 3.50%, 12/15/2048(h)	13,900		13,630

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
MORTGAGE-BACKED SECURITIES — continued
TBA, 4.50%, 12/15/2048(h)	2,000	2,057
TBA, 4.00%, 12/31/2049(h)	10,900	10,965
FNMA, 15 Year, Single Family
TBA, 2.50%, 12/15/2031(h)	3,600	3,472
TBA, 3.00%, 12/25/2033(h)	5,100	5,034
TBA, 3.50%, 12/25/2033(h)	5,100	5,115
FNMA, 30 Year, Single Family
Pool # 505614, 6.50%, 7/1/2029	1	1
Pool # 508677, 6.50%, 8/1/2029	5	6
Pool # 520792, 6.50%, 11/1/2029	6	7
Pool # 787555, 6.50%, 2/1/2035	18	20
Pool # 787556, 7.00%, 2/1/2035	23	25
Pool # 787563, 6.50%, 3/1/2035	71	81
Pool # 787564, 7.00%, 3/1/2035	19	21
Pool # 787565, 7.50%, 3/1/2035	5	5
Pool # 924041, 6.00%, 5/1/2037	268	290
TBA, 4.50%, 4/25/2041(h)	6,600	6,786
Pool # AY3845, 4.00%, 5/1/2045	2,977	3,031
Pool # AY8492, 4.00%, 6/1/2045	2,984	3,037
Pool # AZ0913, 4.00%, 6/1/2045	1,559	1,587
TBA, 3.00%, 12/15/2046(h)	11,800	11,248
TBA, 3.50%, 12/15/2046(h)	16,800	16,477
TBA, 4.00%, 12/25/2048(h)	5,880	5,914
TBA, 5.50%, 12/25/2048(h)	2,000	2,129
GNMA I, 30 Year, Single Family
Pool # 550851, 7.00%, 9/15/2031	125	143
GNMA, 30 Year, Single Family
TBA, 3.00%, 12/15/2048(h)	11,350	10,930
TBA, 3.50%, 12/15/2048(h)	15,900	15,716
TBA, 4.00%, 12/15/2048(h)	10,960	11,095

TOTAL MORTGAGE-BACKED SECURITIES (Cost $135,242)		136,314

U.S. GOVERNMENT AGENCY SECURITIES — 9.0%
FHLB
DN, 2.20%, 12/12/2018(i)	15,000	14,992
DN, 2.20%, 12/17/2018(i)	10,000	9,991
DN, 2.20%, 12/21/2018(i)	15,000	14,983
1.75%, 6/12/2020	2,600	2,557
2.88%, 9/13/2024	1,500	1,482
FNMA 1.88%, 9/24/2026	2,000	1,824

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $46,131)		45,829

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.2%
Alternative Loan Trust
Series 2005-J3, Class 3A1, 6.50%, 9/25/2034	112	109
Series 2006-J2, Class A1, 2.81%, 4/25/2036(j)	90	55
Angel Oak Mortgage Trust I LLC
Series 2018-1, Class A2, 3.31%, 4/27/2048(a)(j)	309	307
Series 2018-2, Class A2, 3.78%, 7/27/2048(a)(j)	283	283
Antler Mortgage Trust
Series 2018-RTL1, Class A1, 4.34%, 7/25/2022(a)	382	381
Arroyo Mortgage Trust
Series 2018-1, Class A1, 3.76%, 4/25/2048(a)(j)	1,458	1,451
Banc of America Funding Trust
Series 2014-R7, Class 1A1, 2.46%, 5/26/2036(a)(j)	80	77
Series 2014-R7, Class 2A1, 2.45%, 9/26/2036(a)(j)	51	50
Series 2015-R4, Class 5A1, 2.43%, 10/25/2036(a)(j)	331	320
Banc of America Mortgage Trust
Series 2005-A, Class 3A1, 3.87%, 2/25/2035(j)	6	6
Series 2007-3, Class 1A1, 6.00%, 9/25/2037	141	134
CHL Mortgage Pass-Through Trust
Series 2007-5, Class A6, 2.66%, 5/25/2037(j)	20	14
Citigroup Mortgage Loan Trust
Series 2014-12, Class 1A4, 2.41%, 8/25/2036(a)(j)	176	171
Series 2014-10, Class 1A1, 2.42%, 11/25/2036(a)(j)	57	55
Series 2014-10, Class 4A1, 2.61%, 2/25/2037(a)(j)	76	72
Series 2014-12, Class 2A4, 3.46%, 2/25/2037(a)(j)	57	57
Series 2014-C, Class A, 3.25%, 2/25/2054(a)(j)	192	190
COLT Mortgage Loan Trust
Series 2017-2, Class A2A, 2.57%, 10/25/2047(a)(j)	105	104
Series 2018-1, Class A2, 2.98%, 2/25/2048(a)(j)	58	58

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-5, Class 4A1, 6.00%, 9/25/2034	143	145
CSFB Mortgage-Backed Pass-Through Certificates
Series 2003-29, Class 7A1, 6.50%, 12/25/2033	31	33
CSMC
Series 2011-12R, Class 3A1, 3.82%, 7/27/2036(a)(j)	12	12
Series 2014-11R, Class 9A1, 2.42%, 10/27/2036(a)(j)	47	47
Series 2014-10R, Class 4A1, 2.45%, 12/27/2036(a)(j)	8	8
Series 2014-11R, Class 8A1, 2.43%, 4/27/2037(a)(j)	15	15
Deephaven Residential Mortgage Trust
Series 2018-3A, Class A2, 3.89%, 8/25/2058(a)(j)	218	217
Series 2018-4A, Class A2, 4.18%, 10/25/2058(a)(j)	459	459
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-1, Class 1A1, 2.81%, 2/25/2035(j)	8	8
Ellington Financial Mortgage Trust
Series 2017-1, Class A3, 2.84%, 10/25/2047(a)(j)	67	66
FHLMC REMIC Series 2980, Class QB, 6.50%, 5/15/2035	40	44
FHLMC Stacr Trust Series 2018-HQA2, Class M1, 3.06%, 10/25/2048(a)(j)	838	837
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA1, Class M1, 3.51%, 7/25/2029(j)	208	208
Series 2017-HQA1, Class M1, 3.52%, 8/25/2029(j)	570	573
Series 2017-HQA2, Class M1, 3.12%, 12/25/2029(j)	188	188
Series 2017-DNA3, Class M1, 3.07%, 3/25/2030(j)	231	231
Series 2018-HQA1, Class M1, 3.02%, 9/25/2030(j)	387	386
FNMA Trust Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	19	20
FNMA, Connecticut Avenue Securities
Series 2014-C02, Class 1M1, 3.26%, 5/25/2024(j)	147	146
Series 2014-C03, Class 1M2, 5.31%, 7/25/2024(j)	2,301	2,435
Series 2015-C04, Class 1M2, 8.01%, 4/25/2028(j)	710	811
Series 2016-C06, Class 1M1, 3.61%, 4/25/2029(j)	1,156	1,163
Series 2017-C01, Class 1M1, 3.62%, 7/25/2029(j)	212	213
Series 2017-C03, Class 1M1, 3.26%, 10/25/2029(j)	1,118	1,120
Series 2017-C05, Class 1M1, 2.86%, 1/25/2030(j)	344	344
Series 2017-C06, Class 1M1, 3.06%, 2/25/2030(j)	1,439	1,438
Series 2017-C06, Class 2M1, 3.06%, 2/25/2030(j)	202	202
Series 2017-C07, Class 1M1, 2.96%, 5/25/2030(j)	469	468
Series 2017-C07, Class 2M1, 2.96%, 5/25/2030(j)	811	809
Series 2018-C01, Class 1M1, 2.91%, 7/25/2030(j)	1,638	1,633
Series 2018-C04, Class 2M1, 3.06%, 12/25/2030(j)	203	203
Series 2018-C05, Class 1M1, 3.03%, 1/25/2031(j)	367	367
Series 2018-C06, Class 1M1, 2.86%, 3/25/2031(j)	469	468
Series 2018-C06, Class 2M1, 2.86%, 3/25/2031(j)	431	430
GSMSC Resecuritization Trust
Series 2014-1R, Class 1A, 2.45%, 4/26/2037(a)(j)	40	39
GSR Mortgage Loan Trust
Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	149	150
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 3.84%, 12/19/2034(j)	9	8
Series 2006-9, Class 2A1A, 2.51%, 11/19/2036(j)	74	65
Homeward Opportunities Fund I Trust
Series 2018-1, Class A2, 3.90%, 6/25/2048(a)(j)	354	353
Impac CMB Trust
Series 2005-1, Class 2A1, 2.82%, 4/25/2035(j)	271	265
JP Morgan Mortgage Trust
Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	151	139
LSTAR Securities Investment Ltd.
Series 2017-6, Class A, 4.05%, 9/1/2022(a)(j)	293	293
Series 2017-9, Class A, 3.85%, 12/1/2022(a)(j)	115	116
LSTAR Securities Investment Ltd. LLC (Cayman Islands)
Series 2017-8, Class A, 0.04%, 11/1/2022(a)(j)	94	94
MASTR Alternative Loan Trust
Series 2005-5, Class 3A1, 5.75%, 8/25/2035	137	113
New Residential Mortgage Loan Trust
Series 2018-NQM1, Class A2, 4.09%, 11/25/2048(a)(j)	311	313
Nomura Resecuritization Trust
Series 2015-2R, Class 4A1, 2.86%, 12/26/2036(a)(j)	53	51

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
RALI Trust
Series 2006-QS11, Class 1A1, 6.50%, 8/25/2036	712	643
RBSSP Resecuritization Trust
Series 2012-6, Class 10A2, 2.43%, 8/26/2036(a)(j)	263	254
RESI Finance LP (Cayman Islands)
Series 2003-D, Class B3, 3.61%, 12/10/2035‡(a)(j)	60	29
Residential Asset Securitization Trust
Series 2005-A15, Class 1A7, 6.00%, 2/25/2036	175	174
Series 2006-R1, Class A2, 2.72%, 1/25/2046(j)	211	104
RFMSI Trust
Series 2006-S9, Class A1, 6.25%, 9/25/2036	149	143
SG Residential Mortgage Trust
Series 2018-1, Class A2, 3.58%, 4/27/2048(a)(j)	89	89
STACR Trust
Series 2018-HRP1, Class M2, 3.96%, 4/25/2043(a)(j)	557	558
Series 2018-HRP2, Class M1, 3.16%, 2/25/2047(a)(j)	341	341
Series 2018-HRP2, Class M2, 3.56%, 2/25/2047(a)(j)	574	573
Starwood Mortgage Residential Trust
Series 2018-IMC1, Class A2, 3.89%, 3/25/2048(a)(j)	382	380
Series 2018-IMC2, Class A2, 4.22%, 10/25/2048(a)(j)	280	280
Thornburg Mortgage Securities Trust
Series 2007-4, Class 3A1, 4.22%, 9/25/2037(j)	8	8
Toorak Mortgage Corp. Ltd.
Series 2018-1, Class A1, 4.34%, 8/25/2021(a)(e)	230	230
Verus Securitization Trust
Series 2017-2A, Class A2, 2.64%, 7/25/2047(a)(j)	117	115
Series 2017-SG1A, Class A2, 2.77%, 11/25/2047(a)(e)	65	64
Series 2018-1, Class A2, 3.03%, 2/25/2048(a)(j)	69	68
Series 2018-INV1, Class B1, 4.55%, 3/25/2058‡(a)(j)	158	157
Series 2018-2, Class A2, 3.78%, 6/1/2058(a)(j)	243	242
Series 2018-3, Class A2, 4.18%, 10/25/2058(a)(j)	371	369
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-7, Class 1A2, 2.76%, 9/25/2035(j)	15	13
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-16, Class A8, 5.75%, 12/25/2035	23	24

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $26,295)		26,498

ASSET-BACKED SECURITIES — 1.9%
ABFC Trust
Series 2006-OPT2, Class A2, 2.45%, 10/25/2036‡(j)	251	240
ACE Securities Corp. Home Equity Loan Trust
Series 2006-FM1, Class A2B, 2.40%, 7/25/2036‡(j)	223	78
American Airlines Pass-Through Trust
Series 2017-1, Class AA, 3.65%, 2/15/2029	462	454
Carrington Mortgage Loan Trust
Series 2005-NC5, Class M1, 2.80%, 10/25/2035‡(j)	201	201
Series 2007-RFC1, Class A2, 2.41%, 12/25/2036‡(j)	87	87
Citibank Credit Card Issuance Trust
Series 2017-A4, Class A4, 2.54%, 4/7/2022(j)	163	163
Countrywide Asset-Backed Certificates
Series 2007-2, Class 2A3, 2.45%, 8/25/2037‡(j)	189	186
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB8, Class A1, 2.45%, 10/25/2036‡(j)	138	125
CWABS Asset-Backed Certificates Trust
Series 2006-18, Class 2A2, 2.47%, 3/25/2037‡(j)	414	409
CWABS Revolving Home Equity Loan Trust
Series 2004-I, Class A, 2.60%, 2/15/2034‡(j)	15	15
Series 2004-K, Class 2A, 2.61%, 2/15/2034‡(j)	15	15
CWABS, Inc. Asset-Backed Certificates
Series 2003-5, Class MF1, 5.14%, 1/25/2034‡(j)	266	268
Series 2004-1, Class M1, 3.06%, 3/25/2034‡(j)	216	216
Series 2004-1, Class M2, 3.14%, 3/25/2034‡(j)	44	44
Series 2004-1, Class 3A, 2.87%, 4/25/2034‡(j)	10	9
Discover Card Execution Note Trust
Series 2017-A1, Class A1, 2.80%, 7/15/2024(j)	255	257
First Franklin Mortgage Loan Trust
Series 2006-FF14, Class A5, 2.47%, 10/25/2036(j)	644	627

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
ASSET-BACKED SECURITIES — continued
Fremont Home Loan Trust
Series 2005-1, Class M4, 3.33%, 6/25/2035‡(j)	213	213
GSAMP Trust
Series 2005-WMC1, Class M1, 3.05%, 9/25/2035‡(j)	95	94
Series 2006-FM1, Class A1, 2.48%, 4/25/2036‡(j)	173	136
Series 2006-HE3, Class A2C, 2.47%, 5/25/2046(j)	161	159
Series 2007-HE1, Class A2C, 2.46%, 3/25/2047‡(j)	236	229
Home Equity Mortgage Loan Asset-Backed Trust
Series 2006-C, Class 3A3, 2.46%, 8/25/2036‡(j)	115	111
JP Morgan Mortgage Acquisition Trust
Series 2006-CW2, Class AV4, 2.46%, 8/25/2036‡(j)	50	50
Long Beach Mortgage Loan Trust
Series 2004-1, Class M2, 3.14%, 2/25/2034‡(j)	44	44
MASTR Asset-Backed Securities Trust
Series 2006-HE4, Class A2, 2.42%, 11/25/2036‡(j)	86	40
Series 2006-HE4, Class A3, 2.46%, 11/25/2036‡(j)	111	51
Morgan Stanley ABS Capital I, Inc. Trust
Series 2005-HE3, Class M4, 3.29%, 7/25/2035‡(j)	145	145
Series 2007-HE7, Class A2B, 3.31%, 7/25/2037‡(j)	91	90
New Century Home Equity Loan Trust
Series 2005-1, Class M1, 2.99%, 3/25/2035‡(j)	700	697
Series 2006-2, Class A2B, 2.48%, 8/25/2036‡(j)	110	104
NovaStar Mortgage Funding Trust
Series 2006-4, Class A2C, 2.47%, 9/25/2036‡(j)	159	87
Series 2006-4, Class A2D, 2.57%, 9/25/2036‡(j)	17	9
Series 2007-1, Class A1A, 2.44%, 3/25/2037‡(j)	277	206
OneMain Financial Issuance Trust
Series 2015-2A, Class D, 5.64%, 7/18/2025‡(a)	606	610
Series 2018-1A, Class C, 3.77%, 3/14/2029‡(a)	198	196
Series 2017-1A, Class C, 3.35%, 9/14/2032‡(a)	110	107
Series 2017-1A, Class D, 4.52%, 9/14/2032‡(a)	1,100	1,074
Ownit Mortgage Loan Trust
Series 2006-1, Class AV, 2.54%, 12/25/2035‡(j)	184	182
RASC Trust
Series 2007-KS3, Class AI3, 2.56%, 4/25/2037‡(j)	129	127
Regional Management Issuance Trust
Series 2018-1, Class A, 3.83%, 7/15/2027(a)	372	371
Securitized Asset-Backed Receivables LLC Trust
Series 2006-NC3, Class A1, 2.45%, 9/25/2036‡(j)	125	88
Soundview Home Loan Trust
Series 2007-OPT3, Class 2A3, 2.49%, 8/25/2037‡(j)	130	127
Springleaf Funding Trust
Series 2017-AA, Class B, 3.10%, 7/15/2030(a)	224	219
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC5, Class A4, 2.48%, 12/25/2036‡(j)	62	60
Towd Point Mortgage Trust
Series 2017-6, Class A1, 2.75%, 10/25/2057‡(a)(j)	354	343
Velocity Commercial Capital Loan Trust
Series 2017-1, Class AFL, 3.56%, 5/25/2047(a)(j)	412	414
Series 2017-1, Class M3, 5.35%, 5/25/2047‡(a)(j)	100	102

TOTAL ASSET-BACKED SECURITIES (Cost $9,760)		9,879

U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bonds
4.50%, 2/15/2036	1,300	1,540
3.00%, 2/15/2048	4,730	4,456

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,233)		5,996

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.8%
Commercial Mortgage Trust
Series 2012-CR3, Class A3, 2.82%, 10/15/2045	1,225	1,196
Series 2012-CR5, Class A3, 2.54%, 12/10/2045	815	790
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-2A, Class 1A3, 2.58%, 6/25/2037(a)(j)	299	295
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4, 3.09%, 8/10/2049	730	719
Velocity Commercial Capital Loan Trust
Series 2015-1, Class M3, 7.05%, 6/25/2045(a)(j)	131	139

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)		Value ($000)
COMMERCIAL MORTGAGE-BACKED SECURITIES — continued
Series 2015-1, Class M5, 7.86%, 6/25/2045‡(a)(j)	100		108
Series 2016-1, Class M3, 6.81%, 4/25/2046‡(a)(j)	104		113
Series 2016-1, Class M5, 8.18%, 4/25/2046‡(a)(j)	61		67
Series 2016-2, Class M3, 5.50%, 10/25/2046‡(j)	100		101
Series 2017-2, Class M4, 5.00%, 11/25/2047‡(a)(j)	89		87
Series 2018-2, Class M2, 4.51%, 10/26/2048‡(a)(j)	99		100
Series 2018-2, Class M3, 4.72%, 10/26/2048‡(a)(j)	99		100
Series 2018-2, Class M4, 5.32%, 10/26/2048‡(a)(j)	127		128

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,945)			3,943

FOREIGN GOVERNMENT SECURITIES — 0.5%
Export-Import Bank of Korea (South Korea) 2.25%, 1/21/2020	750		742
Israel Government AID Bond (Israel) 3.25%, 1/17/2028	1,000		956
Korea Development Bank (The) (South Korea) 3.38%, 3/12/2023	750		741

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $2,490)			2,439

	Shares (000)
EXCHANGE TRADED FUNDS — 0.4%
SPDR Bloomberg Barclays Convertible Securities ETF (Cost $1,996)	39		2,017

CLOSED END FUNDS — 0.3%
BlackRock Corporate High Yield Fund, Inc.	50		484
BlackRock Debt Strategies Fund, Inc.	18		187
Blackstone/GSO Strategic Credit Fund	16		239
Eaton Vance Floating-Rate Income Trust	8		105
Eaton Vance Senior Income Trust	10		61
Invesco Dynamic Credit Opportunities Fund	11		125
Nuveen Credit Strategies Income Fund	15		113
Nuveen Floating Rate Income Opportunity Fund	7		70
PGIM Global Short Duration High Yield Fund, Inc.	11		150

TOTAL CLOSED END FUNDS (Cost $1,562)			1,534

COMMON STOCKS — 0.2%
Chemicals — 0.1%
Reichhold , Inc.*‡	—	(d)	408

Equity Real Estate Investment Trusts (REITs) — 0.1%
VICI Properties, Inc.	24		514

Hotels, Restaurants & Leisure — 0.0%(f)
Caesars Entertainment Corp.*	14		118

Specialty Retail — 0.0%(f)
Claire’s Stores, Inc.*‡	—	(d)	216

TOTAL COMMON STOCKS (Cost $930)			1,256

	Principal Amount ($000)
LOAN ASSIGNMENTS — 0.2%(k)
Health Care Providers & Services — 0.0%(f)
Air Medical Group Holdings, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 4.25%), 6.56%, 3/14/2025(b)	105		102

Media — 0.1%
Zuffa LLC, 1st Lien Guaranteed Senior Secured Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.60%, 8/18/2023(b)	138		137
Zuffa LLC, 2nd Lien Guaranteed Senior Secured Term Loan
(ICE LIBOR USD 1 Month + 7.50%), 9.84%, 8/18/2024(b)	100		100

			237

Oil, Gas & Consumable Fuels — 0.0%(f)
MEG Energy Corp., 1st Lien Term B Loan (Canada)
(ICE LIBOR USD 1 Month + 3.50%), 5.85%, 12/31/2023(b)	20		20

Specialty Retail — 0.1%
Claire’s Stores, Inc., 1st Lien Term Loan
(ICE LIBOR USD 6 Month + 7.25%), 6.25%, 9/15/2038‡(b)(l)	252		361
Petco Animal Supplies, Inc., 1st Lien Term Loan B-1
(ICE LIBOR USD 3 Month + 3.25%), 5.78%, 1/26/2023(b)	64		47

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)		Value ($000)
LOAN ASSIGNMENTS — continued
Specialty Retail — continued
PetSmart, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.32%, 3/11/2022(b)	210		175
Staples, Inc., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 4.00%), 6.54%, 9/12/2024(b)	79		78

			661

TOTAL LOAN ASSIGNMENTS (Cost $943)			1,020

	Shares (000)
PREFERRED STOCKS — 0.0%(f)
Specialty Retail — 0.0%(f)
Claire’s Stores, Inc. *‡ (Cost $82)	—	(d)	223

	Principal Amount ($000)
CONVERTIBLE BONDS — 0.0%(f)
Oil, Gas & Consumable Fuels — 0.0%(f)
Chesapeake Energy Corp. 5.50%, 9/15/2026(e)(Cost $130)	130		113

	No. of Contracts
OPTIONS PURCHASED — 0.0%(f)
CALL OPTIONS PURCHASED — 0.0%(f)
Foreign Exchange Currency Options — 0.0%(f)
Foreign Exchange KRW/USD 3/6/2019 at USD 1,150.00, Vanilla, American Style Notional Amount: USD 492 Counterparty: Citibank NA* (Cost $5)	492		4

	No. of Warrants (000)
WARRANTS — 0.0%
Road & Rail — 0.0%
Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00*‡ (Cost $—)	—	(d)	—

	Principal Amount ($000)
SHORT-TERM INVESTMENTS — 20.2%
CERTIFICATES OF DEPOSIT — 4.7%
Credit Agricole Corporate and Investment Bank (France)
(ICE LIBOR USD 1 Month + 0.30%), 2.65%, 5/2/2019(b)	10,000		10,000
Credit Industriel et Commercial (France)
(ICE LIBOR USD 1 Month + 0.29%), 2.59%, 3/1/2019(b)	4,000		4,002
Nordea Bank AB (Finland)
(ICE LIBOR USD 1 Month + 0.17%), 2.48%, 6/13/2019(b)	2,000		1,999
Sumitomo Mitsui Banking Corp. (Japan) 2.76%, 3/6/2019	3,000		3,000
Toronto-Dominion Bank (The) (Canada)
(ICE LIBOR USD 1 Month + 0.23%), 2.55%, 10/9/2019(b)	5,000		4,996

TOTAL CERTIFICATES OF DEPOSIT (Cost $24,000)			23,997

COMMERCIAL PAPER — 6.8%
ABN AMRO Funding USA LLC (Netherlands) 2.35%, 1/4/2019(a)(i)	5,000		4,988
China Construction Bank Corp. (China) 2.57%, 1/2/2019(a)(i)	10,000		9,978
Industrial & Commercial Bank of China Ltd. (China) 2.57%, 12/27/2018(a)(i)	2,500		2,495
Liberty Street Funding LLC 2.43%, 1/3/2019(a)(i)	5,000		4,989
Macquarie Bank Ltd. (Australia) 2.70%, 2/8/2019(a)(i)	10,000		9,948
Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.43%, 1/9/2019(a)(i)	2,500		2,494

TOTAL COMMERCIAL PAPER (Cost $34,893)			34,892

	Shares (000)
INVESTMENT COMPANIES — 5.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.10%(m)(n) (Cost $27,128)	27,128		27,128

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
REPURCHASE AGREEMENTS — 1.1%
Citigroup Global Markets Holdings, Inc., 3.34%, dated 11/30/2018, due 3/27/2019, repurchase price $1,820, collateralized by Collateralized Mortgage Obligations, 0.00% - 8.03%, due 11/25/2032 - 11/25/2056, with the value of $1,944.	1,800	1,800
Citigroup Global Markets Holdings, Inc., 2.75%, dated 11/30/2018, due 1/18/2019, repurchase price $1,305, collateralized by Corporate Notes and Bonds, 6.25% - 8.25%, due 5/1/2021 - 8/1/2024, with the value of $1,405.	1,300	1,300
Merrill Lynch PFS, Inc., 2.65%, dated 11/30/2018, due 12/4/2018, repurchase price $2,501, collateralized by Municipal Bonds, 6.71%, due 6/1/2046, with the value of $2,700.	2,500	2,500

TOTAL REPURCHASE AGREEMENTS (Cost $5,600)		5,600

U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Treasury Bills
2.20%, 12/11/2018(i)	10,000	9,995
2.48%, 5/9/2019(i)(o)	1,805	1,786

TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,779)		11,781

TOTAL SHORT-TERM INVESTMENTS (Cost $103,400)		103,398

Total Investments — 124.6% (Cost $652,096)		638,345
Liabilities in Excess of Other Assets — (24.6%)		(126,035)

Net Assets — 100.0%		512,310

Percentages indicated are based on net assets.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Abbreviations
ABS	Asset-backed securities
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
KRW	Korean Republic Won
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depository Receipts
TBA	To Be Announced; Security is subject to delayed delivery
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2018.
(c)	Defaulted security.
(d)	Amount rounds to less than one thousand.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2018.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	The rate shown is the effective yield as of November 30, 2018.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2018.
(k)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(l)	All or a portion of this security is unsettled as of November 30, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(m)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(n)	The rate shown is the current yield as of November 30, 2018.
(o)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Futures contracts outstanding as of November 30, 2018 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
3 Month Eurodollar	2	03/2019	USD	486	(1)
U.S. Treasury 5 Year Note	25	03/2019	USD	2,825	7
U.S. Treasury 10 Year Ultra Note	110	03/2019	USD	13,927	73
U.S. Treasury Long Bond	70	03/2019	USD	9,807	57
U.S. Treasury Ultra Bond	141	03/2019	USD	21,520	58
3 Month Eurodollar	3	12/2019	USD	727	(1)

					193

Short Contracts
Euro-Bobl	(161)	03/2019	EUR	(24,099)	(23)
U.S. Treasury 2 Year Note	(114)	03/2019	USD	(24,056)	(16)
U.S. Treasury 5 Year Note	(92)	03/2019	USD	(10,396)	(25)
U.S. Treasury 10 Year Note	(34)	03/2019	USD	(4,064)	(12)
U.S. Treasury Ultra Bond	(5)	03/2019	USD	(763)	(2)

					(78)

					115

Abbreviations
EUR	Euro
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of November 30, 2018 (amounts in thousands):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	956	EUR	811	State Street Corp.	12/20/2018	37
USD	559	EUR	477	TD Bank Financial Group	12/20/2018	19
USD	773	JPY	85,634	National Australia Bank Ltd.	12/20/2018	17
USD	664	JPY	72,840	State Street Corp.	12/20/2018	21
USD	1,390	EUR	1,200	State Street Corp.	2/12/2019	22
ZAR	2,220	USD	151	National Australia Bank Ltd.	4/26/2019	7

Total unrealized appreciation						123

EUR	382	USD	440	National Australia Bank Ltd.	12/20/2018	(7)
EUR	334	USD	382	Royal Bank of Canada	12/20/2018	(4)
EUR	572	USD	658	Union Bank of Switzerland AG	12/20/2018	(10)
JPY	158,474	USD	1,447	State Street Corp.	12/20/2018	(48)
JPY	154,900	USD	1,380	State Street Corp.	2/12/2019	(6)
USD	540	ZAR	7,920	State Street Corp.	4/26/2019	(22)
ZAR	5,700	USD	411	TD Bank Financial Group	4/26/2019	(7)

Total unrealized depreciation						(104)

Net unrealized appreciation						19

Abbreviations
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
ZAR	South African Rand

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Over the Counter (“OTC”) Credit default swap contracts outstanding - buy protection(1) as of November 30, 2018 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
ABX.HE.AAA.06-2‡	0.11	Monthly	Bank of America NA	5/25/2046	0.52	USD 60	12	(9)	3
ABX.HE.AAA.06-2‡	0.11	Monthly	Bank of America NA	5/25/2046	0.52	USD 40	8	(6)	2
ABX.HE.AAA.06-2‡	0.11	Monthly	Barclays Bank plc	5/25/2046	0.52	USD 60	18	(15)	3
ABX.HE.AAA.06-2‡	0.11	Monthly	Credit Suisse International	5/25/2046	0.52	USD 30	8	(7)	1
ABX.HE.AAA.06-2‡	0.11	Monthly	Credit Suisse International	5/25/2046	0.52	USD 60	15	(13)	2
CMBX.NA.A.6	2.00	Monthly	Barclays Bank plc	5/11/2063	2.50	USD 80	(1)	4	3
CMBX.NA.A.6	2.00	Monthly	Citibank, NA	5/11/2063	2.50	USD 90	(1)	4	3
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	2.50	USD 90	(1)	4	3
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	2.50	USD 90	(2)	4	2
CMBX.NA.A.6	2.00	Monthly	Morgan Stanley	5/11/2063	2.50	USD 80	(1)	4	3
CMBX.NA.AA.3	0.27	Monthly	Barclays Bank plc	12/13/2049	58.22	USD 260	148	(83)	65
CMBX.NA.AA.3	0.27	Monthly	Morgan Stanley	12/13/2049	58.22	USD 140	81	(47)	34
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	44.31	USD 180	152	(150)	2
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	44.31	USD 210	168	(165)	3

							604	(475)	129

OTC Credit default swap contracts outstanding - sell protection(2) as of November 30, 2018 (amounts in thousands):

Reference Obligation/Index	Financing Rate Received by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CMBX.NA.A.3	0.62	Monthly	Barclays Bank plc	12/13/2049	172.99	USD 260	(181)	142	(39)
CMBX.NA.A.3	0.62	Monthly	Morgan Stanley	12/13/2049	172.99	USD 140	(98)	77	(21)

							(279)	219	(60)

Centrally Cleared Credit default swap contracts outstanding - buy protection(1) as of November 30, 2018 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.EM.30-V1	1.00	Quarterly	12/20/2023	2.07	USD 2,470	115	(3)	112
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	12/20/2023	3.88	USD 310	42	(4)	38
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	12/20/2023	1.49	USD 2,840	28	30	58

						185	23	208

CDX.NA.HY.31-V1	5.00	Quarterly	12/20/2023	3.92	USD 800	(59)	15	(44)
CDX.NA.IG.25-V1	1.00	Quarterly	12/20/2020	0.41	USD 2,620	(35)	(1)	(36)
CDX.NA.IG.31-V1	1.00	Quarterly	12/20/2023	0.76	USD 3,600	(70)	22	(48)
iTraxx Europe 30.1	1.00	Quarterly	12/20/2023	0.81	EUR 3,610	(64)	17	(47)

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)		Value ($)
People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	12/20/2023	0.69	USD 20	— (a)	—	(a)	— (a)
People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	12/20/2023	0.69	USD 2,410	(41)	1		(40)

						(269)	54		(215)

						(84)	77		(7)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(3)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(4)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(5)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

OTC Total return swap contracts outstanding as of November 30, 2018 (amounts in thousands):

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/Received	Counterparty	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
IOS Index 4.00% 30 year Fannie Mae Pools (2011)‡	4.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Bank of America NA	1/12/2042	USD 1,700	(6)	7	1
IOS Index 4.00% 30 year Fannie Mae Pools (2011)‡	4.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Citibank, NA	1/12/2042	USD 1,540	(1)	2	1
IOS Index 5.00% 30 year Fannie Mae Pools (2010)‡	5.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Citibank, NA	1/12/2041	USD 2,020	(7)	8	1
IOS Index 5.00% 30 year Fannie Mae Pools (2010)‡	5.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Credit Suisse International	1/12/2041	USD 704	(1)	2	1

							(15)	19	4

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Summary of total swap contracts outstanding as of November 30, 2018 (amounts in thousands):

	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	604	129
OTC Total return swap contracts outstanding	(15)	4

Total OTC swap contracts outstanding	589	133

Liabilities
OTC Credit default swap contracts outstanding - sell protection	(279)	(60)

Total OTC swap contracts outstanding	(279)	(60)

Abbreviations
ABX	Asset-Backed Securities Index
CDX	Credit Default Swap Index
CMBX	Commercial Mortgage-Backed Securities Index
EUR	Euro
LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
‡	Value determined using significant unobservable inputs.

A. Valuation of Investments — The valuation of investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Investment Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and Forward Foreign Currency Contracts are valued utilizing market quotations from approved Pricing Services.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Chemicals	$—	$—	$408		$408
Specialty Retail	—	—	216		216
Other Common Stocks	632	—	—		632

Total Common Stocks	632	—	624		1,256

Preferred Stocks
Specialty Retail	—	—	223		223
Closed End Funds	1,534	—	—		1,534
Exchange Traded Fund	2,017	—	—		2,017
Debt Securities
Asset-Backed Securities	—	2,664	7,215		9,879
Collateralized Mortgage Obligations	—	26,312	186		26,498
Commercial Mortgage-Backed Securities	—	3,139	804		3,943
Convertible Bonds
Other Convertible Bonds	—	113	—		113
Corporate Bonds
Capital Markets	—	22,648	—	(a)	22,648
Chemicals	—	5,665	—	(b)	5,665
Wireless Telecommunication Services	—	4,493	—	(b)	4,493
Other Corporate Bonds	—	265,076	—		265,076

Total Corporate Bonds	—	297,882	—	(a)	297,882

Foreign Government Securities	—	2,439	—		2,439
Mortgage-Backed Securities	—	136,314	—		136,314
U.S. Government Agency Securities	—	45,829	—		45,829
U.S. Treasury Obligations	—	5,996	—		5,996
Loan Assignments
Specialty Retail	—	300	361		661
Other Loan Assignments	—	359	—		359

Total Loan Assignments	—	659	361		1,020

Options Purchased
Call Options Purchased	—	4	—		4
Warrants
Road & Rail	—	—	—	(b)	—	(b)

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Certificates of Deposit	$—	$23,997	$—	$23,997
Commercial Paper	—	34,892	—	34,892
Investment Companies	27,128	—	—	27,128
Repurchase Agreements	—	5,600	—	5,600
U.S. Treasury Obligations	—	11,781	—	11,781

Total Short-Term Investments	27,128	76,270	—	103,398

Total Investments in Securities	$31,311	$597,621	$9,413	$638,345

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$123	$—	$123
Futures Contracts	195	—	—	195
Swaps	—	324	19	343

Total Appreciation in Other Financial Instruments	$195	$447	$19	$661

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(104)	$—	$(104)
Futures Contracts	(80)	—	—	(80)
Swaps	—	(453)	(50)	(503)

Total Depreciation in Other Financial Instruments	$(80)	$(557)	$(50)	$(687)

(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

There were no significant transfers among any levels during the period ended November 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

JPMorgan Total Return Fund	Balance as of February 28, 2018		Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2018
Investments in Securities:
Asset-Backed Securities	$5,409		$2	$(106)		$24		$2,670	$(866)	$307	$(225)	$7,215
Collateralized Mortgage Obligations	1,732		37	(25)		(8)		808	(1,639)	—	(719)	186
Commercial Mortgage-Backed Securities	858		(49)	120		—	(a)	329	(419)	111	(146)	804
Common Stocks — Chemicals	408		—	—	(a)	—		—	—	—	—	408
Common Stocks — Specialty Retail	—		—	5		—		211	—	—	—	216
Corporate Bonds — Auto Components	—	(a)	— (a)	—	(a)	—		—	— (a)	—	—	—
Corporate Bonds — Capital Markets	—	(a)	—	—	(a)	—		—	—	—	—	—	(a)
Corporate Bonds — Chemicals	—	(b)	—	—		—		—	—	—	—	—	(b)
Corporate Bonds — Wireless Telecommunication Services	—	(b)	—	—		—		—	—	—	—	—	(b)
Loan Assignments — Specialty Retail	—		—	109		—		252	—	—	—	361
Preferred Stocks — Specialty Retail	—		—	140		—		83	—	—	—	223
Swaps	(3)		—	5		—		—	—	13	—	15
Warrants — Road & Rail	—	(b)	—	—		—		—	—	—	—	—	(b)

	$8,404		$(10)	$248		$16		$4,353	$(2,924)	$431	$(1,090)	$9,428

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

The change in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2018, which were valued using significant unobservable inputs (level 3), amounted to approximately $182,000.

Total Return Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at November 30, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$407		Market Comparable Companies	EBITDA Multiple (a)	6.7x (6.7x)

Common Stock	407

	—	(c)	Market Comparable Companies	Discount for lack of marketability (b)	100.00% (100.00%)

Corporate Bond	—

	7,215		Discounted Cash Flow	Constant Prepayment Rate	1.73% — 100.00% (13.96%)
				Constant Default Rate	0.00% — 6.21% (2.48%)
				Yield (Discount Rate of Cash Flows)	3.17% — 5.34% (4.27%)

Asset-Backed Securities	7,215

	624		Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
				Yield (Discount Rate of Cash Flows)	0.00% — 7.03% (4.44%)

Commercial Mortgage-Backed Securities	624

	—	(d)	Terms of Exchange Offer	Expected Recovery	0.00% (0.00%)

Warrants	—	(d)

Total	$8,246

#

The table above does not include level 3 securities that are valued by brokers and pricing services. At November 30, 2018, the value of these securities was $1,180,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Securities senior in the issuing entity capital structure result in this security being valued at zero.
(d)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes (1) — (4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

Options Purchased — Premiums paid by the Fund for options purchased are included as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for over the counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in market value on open future contracts are recorded as changes in unrealized appreciation or depreciation. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”), that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2018 (Unaudited) (continued)

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable Forward Foreign Currency Exchange Contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as Restricted cash. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management service to the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund may be required to post or receive collateral for OTC Swaps.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Return Swaps

The Fund used total return swaps to gain long and/or short exposure to an underlying index. To the extent the total return of the index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying index and interest rate obligations.

ITEM 2. CONTROLS AND PROCEDURES.

(a)

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal controls over financial reporting.

ITEM 3. EXHIBITS.

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 28, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
January 28, 2019